UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway,

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Annual Report

September 30, 2017

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global High Yield Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–95	Fund Summaries
96–97	Important Information
98–101	Benchmark Descriptions
102–174	Schedules of Investments
176–187	Statements of Assets and Liabilities
188–199	Statements of Operations
200–213	Statements of Changes in Net Assets
214–269	Financial Highlights
270–351	Notes to Financial Statements
352	Report of Independent Registered Public Accounting Firm
353–354	Tax Information
355–360	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
361–362	Privacy Policy
363–365	Board of Trustees and Officers

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand during the twelve-month period ended September 30, 2017, although the pace was uneven. Meanwhile, there were indications that economic activity overseas was improving. Against this backdrop, US and international equities generated strong results. Elsewhere, the US bond market was relatively flat during the reporting period.

12 Months in Review

For the twelve-month period ended September 30, 2017, US stocks, as measured by the Standard & Poor’s 500 Index, gained 18.61%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index (net) and the MSCI World Index (net), returned 19.10% and 18.17%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index (net) rose 22.46%. With respect to bonds, the Bloomberg Barclays US Credit Index returned 1.96%, whereas the Bloomberg Barclays Global High Yield Index rose 9.28% and the Bloomberg Barclays US Aggregate Bond Index returned 0.07%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 1.8% annual pace during the fourth quarter of 2016. GDP then moderated to a 1.2% annual pace during the first quarter of 2017, but accelerated to a 3.1% annual pace for the second quarter of 2017. Finally — after the reporting period ended — the US Commerce Department’s initial estimate for third quarter GDP showed that the economy grew at a 3.0% annual pace.

The US Federal Reserve (the “Fed”) raised interest rates on three separate occasions during the reporting period: in December 2016, March 2017 and June 2017. In all three cases, the Fed’s movements were well telegraphed. With the rate hike in June, the federal funds rate moved to a range between 1.00% and 1.25%. In the statement following its July meeting, the Fed indicated that it planned to begin reducing its balance sheet, stating “The Committee expects to begin implementing its balance sheet normalization program relatively soon, provided that the economy evolves broadly as anticipated.” Then, at its September meeting the Fed stated, “In October, the Committee will initiate the balance sheet normalization program…”

2	September 30, 2017 |	Annual Report

Outlook

We believe the global economy has been in a cyclical “sweet spot” for more than a year. Meanwhile, geopolitical factors, including ongoing tensions with North Korea, continue to play on investor sentiment. In our view, actively differentiating between regions and countries will become more important for investors.

Global growth continues at around 3%, and we expect moderately higher core inflation over the medium term. While the economic landscape remains solid globally, it is expected to become somewhat patchier over the months ahead, and we believe that country-specific risk factors will become more important to asset-allocation strategies.

Central banks in the US, the Eurozone and the UK have embarked on a path towards normalization — or are, at least, talking about it. Fading bond reinvestments by the Fed, proper tapering by the European Central Bank and an already visible slowdown in Japanese government bond purchases by the Bank of Japan is expected to culminate in a global central bank “peak liquidity” during the first half of 2018.

Apart from ambitious valuations in most asset classes, in our view signs of market complacency have grown. While we remain “risk-on” for cyclical reasons for the time being, we are fully aware that the risks for a setback have increased. Our message remains: “If you take no risk, you will earn no return.” In today’s markets in particular, that means using active management to identify opportunities for income and capital gain, and to control the periods of volatility that may arise.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Annual Report	| September 30, 2017	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2016 through September 30, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 9.07% and 18.45% with longer dated Funds posting more favorable results. In terms of relative performance, all strategies outperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the twelve-month period.

Market Overview

The twelve-month period was dominated by the US election in November 2016, which in part helped lay the groundwork for the rally in global equities that persisted throughout the remainder of the period. In the immediate aftermath of the election, markets seemed to raise expectations that the incoming administration would adopt a pro-growth policy stance and pass market friendly reforms with respect to healthcare and tax policy. Such heightened expectations were set against a backdrop of optimism for the global economy as GDP in both developed and emerging countries expanded at a pace slightly above potential growth. For the period, global equities gained 19.5% (as measured by the MSCI All Country World Index) and were led by emerging markets which gained 26.0% in US dollar terms.

Global equities and risk assets generally rallied despite the US Federal Reserve (“Fed”) finally embarking on a monetary tightening cycle, raising rates three times and signaling an additional hike to come by the end of 2017. The Fed also announced that it would start to unwind its accumulated $4.5 trillion in US Treasuries and mortgage-backed securities. While the European Central Bank (“ECB”) and the Bank of England (“BoE”) remained on the sidelines in terms of tightening, both indicated that they would soon join: the ECB maintained its stimulus but reduced the size of its monthly purchases and announced that it would further scale back its asset purchase program. Towards the end of the period, the BoE indicated that it was close to hiking rates as well in response to accelerating inflation.

Strong global growth combined with the Fed’s hiking cycle had what we believe to be a relatively modest impact on global bond yields. Across developed countries, 10-year government bond yields increased around 65 to 70 basis points (with the exception of Japanese Government Bonds which had a more incremental increase). Emerging market government bonds outpaced developed markets returning more than 8.0% (as measured by the JP Morgan Emerging Markets Bond Index Global Diversified in US dollar terms). In the US, Treasuries lost about 1.6% (as measured by the Bloomberg Barclays Aggregate Bond Treasury TR Index) primarily attributed to longer dated issues in the index. 10-year Treasury yields peaked in mid-March 2017 at 2.6% before falling to 2.3% at the end of the period. Apart from government bonds, investment grade and high yield corporate bonds appreciated and had substantially higher returns compared to government bonds.

The period was also characterized, somewhat unexpectedly, by a weak US dollar and strong euro. At the start of the period, the consensus market expectation was for the US dollar to strengthen against a basket of currencies in response to higher US interest rates and stable growth. The euro strengthened despite political noise surrounding a series of key elections in the Netherlands, France and Germany. The British pound also rallied against the US dollar, in part due to solid macroeconomic fundamentals and higher than expected inflation. Many commodity prices fell during the period including precious metals and energy.

Portfolio Review

The strong trends in equities, which followed the US election at the end of 2016 continued as the Funds maintained an overweight to US, developed ex-US and emerging market equities. In fixed income, the portfolios started the quarter underweight duration (a measure of interest rate sensitivity), given a negative trend in US government bonds, but as that trend reversed, the portfolios moved back to a neutral position. Additionally, an opportunistic allocation to emerging market bonds also contributed positively to performance.

Outlook

Looking ahead, while political noise in developed markets has been a persistent distraction during the past twelve-months with elections in the United States, France, the Netherlands and Germany garnering investors’ attention, we believe the election calendar should be less of a focus for markets during the next twelve-months. However, emerging markets will experience several political events, including the Communist Party Congress in China in October 2017 and presidential elections in Brazil and Mexico that may lead to higher volatility.

Stepping back, the second quarter of 2017 was the strongest for global economic growth in seven years. We believe that the global economy will continue to expand at above potential growth through year-end, although the data suggests momentum is beginning to slow. Nevertheless, we believe the broader picture is supportive of risk assets as both economic and corporate profits growth are increasing. Even taking into account the promises developed-country central banks have made to slowly withdraw monetary stimulus, in the context of continued macroeconomic improvements, tighter monetary policy may not necessarily be an impediment to further equity price appreciation. We believe investors’ low expectations of meaningful policy reform will also impact markets: in the US, while equities gained on the tax reform proposal that Republicans delivered at the end of the twelve-month period, we perceive the market as having assigned very low probability to a tax package getting enacted before the 2018 mid-term elections. We see few catalysts for a meaningful decline in markets in the near term. As such, we remain overweight global equities and risk assets generally, underweight the US dollar and roughly neutral on global bonds heading into the next twelve-months.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Certain changes to the Target Date Funds’ investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

4	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	9.07%	4.28%	7.50%
AllianzGI Retirement 2020 Fund Class A (adjusted)	3.08%	3.11%	6.81%
AllianzGI Retirement 2020 Fund Class C	8.31%	3.49%	6.69%
AllianzGI Retirement 2020 Fund Class C (adjusted)	7.31%	3.49%	6.69%
AllianzGI Retirement 2020 Fund Class R	6.70%	3.53%	6.93%
AllianzGI Retirement 2020 Fund Class P	9.37%	4.59%	7.80%
AllianzGI Retirement 2020 Fund Class R6	9.54%	4.69%	7.90%
AllianzGI Retirement 2020 Fund Administrative Class	9.10%	4.31%	7.54%
Morningstar Lifetime Moderate 2020 Index*	8.34%	6.82%	9.91%
AllianzGI 2020 Strategic Benchmark*	8.52%	4.26%	6.74%
Morningstar Lifetime Conservative 2020 Index	5.42%	4.94%	7.99%
Lipper Mixed-Asset Target 2020 Funds Average	8.32%	5.92%	8.71%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 0.86% for Class P shares, 0.76% for Class R6 shares, and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Global Dynamic Allocation	64.5%
AllianzGI Advanced Core Bond	15.8%
AllianzGI Best Styles U.S. Equity	6.7%
Vanguard Mortgage-Backed Securities	3.0%
Vanguard Intermediate-Term Corporate Bond	2.9%
AllianzGI Emerging Markets Debt	1.3%
AllianzGI Short Duration High Income	1.0%
iShares U.S. Preferred Stock	1.0%
AllianzGI Emerging Markets Small-Cap	0.6%
Cash & Equivalents — Net	3.2%

Annual Report	| September 30, 2017	5

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,060.80	$1,057.40	$1,070.90	$1,062.30	$1,063.30	$1,060.90
Expenses Paid During Period	$1.81	$5.67	$—	$0.26	$0.01	$1.55

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,023.31	$1,019.55	$1,025.07	$1,024.82	$1,025.06	$1,023.56
Expenses Paid During Period	$1.78	$5.57	$—	$0.25	$0.01	$1.52

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.00% for Class R, 0.05% for Class P, less than 0.005% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

6	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	11.55%	4.95%	6.21%
AllianzGI Retirement 2025 Fund Class A (adjusted)	5.41%	3.77%	5.17%
AllianzGI Retirement 2025 Fund Class R	11.11%	4.58%	5.82%
AllianzGI Retirement 2025 Fund Class P	11.91%	5.28%	6.53%
AllianzGI Retirement 2025 Fund Class R6	12.03%	5.38%	6.63%
AllianzGI Retirement 2025 Fund Administrative Class	11.64%	5.00%	6.25%
Morningstar Lifetime Moderate 2025 Index*	10.02%	7.87%	9.51%
AllianzGI 2025 Strategic Benchmark*	10.81%	5.07%	6.13%
Morningstar Lifetime Conservative 2025 Index	6.53%	5.76%	7.24%
Lipper Mixed-Asset Target 2025 Funds Average	10.52%	7.39%	8.54%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 1.54% for Class R shares, 0.89% for Class P shares, 0.79% for Class R6 shares and 1.14% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Global Dynamic Allocation	73.5%
AllianzGI Advanced Core Bond	10.7%
AllianzGI Best Styles U.S. Equity	9.5%
AllianzGI Emerging Markets Debt	1.0%
IShares U.S. Preferred Stock	0.7%
AllianzGI Emerging Markets Small-Cap	0.5%
AllianzGI Short Duration High Income	0.0%	*
Cash & Equivalents — Net	4.1%

*	Less than 0.05%

Annual Report	| September 30, 2017	7

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,071.10	$1,069.30	$1,072.90	$1,073.40	$1,071.60
Expenses Paid During Period	$1.56	$3.11	$0.01	$0.01	$1.35

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,023.56	$1,022.06	$1,025.06	$1,025.06	$1,023.76
Expenses Paid During Period	$1.52	$3.04	$0.01	$0.01	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.30% for Class A, 0.60% for Class R, less than 0.005% for Class P, less than 0.005% for Class R6 and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

8	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	14.10%	5.79%	9.01%
AllianzGI Retirement 2030 Fund Class A (adjusted)	7.82%	4.60%	8.31%
AllianzGI Retirement 2030 Fund Class C	13.11%	4.98%	8.23%
AllianzGI Retirement 2030 Fund Class C (adjusted)	12.11%	4.98%	8.23%
AllianzGI Retirement 2030 Fund Class R	13.64%	5.41%	8.71%
AllianzGI Retirement 2030 Fund Class P	14.34%	6.10%	9.35%
AllianzGI Retirement 2030 Fund Class R6	14.44%	6.19%	9.45%
AllianzGI Retirement 2030 Fund Administrative Class	14.09%	5.83%	9.11%
Morningstar Lifetime Moderate 2030 Index*	12.15%	8.95%	11.81%
AllianzGI 2030 Strategic Benchmark*	12.84%	5.91%	8.46%
Morningstar Lifetime Conservative 2030 Index	8.11%	6.80%	9.94%
Lipper Mixed-Asset Target 2030 Funds Average	12.20%	8.02%	10.42%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.74% for Class R6 shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Global Dynamic Allocation	71.6%
AllianzGI Best Styles U.S. Equity	12.9%
AllianzGI Best Styles Global Equity	8.9%
AllianzGI Emerging Markets Small-Cap	1.1%
AllianzGI Advanced Core Bond	0.9%
Vanguard FTSE All World ex-U.S. Small-Cap	0.2%
Cash & Equivalents — Net	4.4%

Annual Report	| September 30, 2017	9

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,081.30	$1,076.70	$1,079.20	$1,082.40	$1,082.70	$1,081.10
Expenses Paid During Period	$1.67	$5.57	$3.13	$0.05	$0.01	$1.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,023.46	$1,019.70	$1,022.06	$1,025.02	$1,025.06	$1,023.76
Expenses Paid During Period	$1.62	$5.42	$3.04	$0.05	$0.01	$1.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.07% for Class C, 0.60% for Class R, 0.01% for Class P, less than 0.005% for Class R6 and 0.26% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

10	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	16.14%	6.56%	8.04%
AllianzGI Retirement 2035 Fund Class A (adjusted)	9.76%	5.37%	6.99%
AllianzGI Retirement 2035 Fund Class R	15.74%	6.19%	7.67%
AllianzGI Retirement 2035 Fund Class P	16.52%	6.88%	8.38%
AllianzGI Retirement 2035 Fund Class R6	16.61%	7.00%	8.48%
AllianzGI Retirement 2035 Fund Administrative Class	16.22%	6.62%	8.10%
Morningstar Lifetime Moderate 2035 Index*	14.20%	9.75%	11.45%
AllianzGI 2035 Strategic Benchmark*	14.74%	6.76%	8.23%
Morningstar Lifetime Conservative 2035 Index	10.22%	7.91%	9.55%
Lipper Mixed-Asset Target 2035 Funds Average	14.36%	9.09%	10.11%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Global Dynamic Allocation	46.9%
AllianzGI Best Styles Global Equity	31.0%
AllianzGI Best Styles U.S. Equity	16.0%
AllianzGI Emerging Markets Small-Cap	1.1%
AllianzGI Advanced Core Bond	0.9%
Vanguard FTSE All World ex-U.S. Small-Cap	0.3%
Cash & Equivalents — Net	3.8%

Annual Report	| September 30, 2017	11

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,087.30	$1,085.60	$1,088.60	$1,089.50	$1,087.60
Expenses Paid During Period	$1.99	$3.71	$0.42	$—	$1.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,023.16	$1,021.51	$1,024.67	$1,025.07	$1,023.36
Expenses Paid During Period	$1.93	$3.60	$0.41	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 0.71% for Class R, 0.08% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

12	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	17.40%	7.14%	10.34%
AllianzGI Retirement 2040 Fund Class A (adjusted)	10.95%	5.94%	9.63%
AllianzGI Retirement 2040 Fund Class C	16.53%	6.34%	9.50%
AllianzGI Retirement 2040 Fund Class C (adjusted)	15.53%	6.34%	9.50%
AllianzGI Retirement 2040 Fund Class R	16.98%	6.78%	9.99%
AllianzGI Retirement 2040 Fund Class P	17.83%	7.49%	10.65%
AllianzGI Retirement 2040 Fund Class R6	17.95%	7.58%	10.75%
AllianzGI Retirement 2040 Fund Administrative Class	17.52%	7.19%	10.39%
Morningstar Lifetime Moderate 2040 Index*	15.60%	10.13%	12.66%
AllianzGI 2040 Strategic Benchmark*	16.11%	7.42%	9.77%
Morningstar Lifetime Conservative 2040 Index	12.40%	8.81%	11.60%
Lipper Mixed-Asset Target 2040 Funds Average	14.93%	9.13%	11.26%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Best Styles Global Equity	45.4%
AllianzGI Global Dynamic Allocation	30.8%
AllianzGI Best Styles U.S. Equity	17.5%
AllianzGI Emerging Markets Small-Cap	1.0%
Vanguard FTSE All World ex-U.S. Small-Cap	0.4%
Cash & Equivalents — Net	4.9%

Annual Report	| September 30, 2017	13

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,091.60	$1,087.10	$1,089.30	$1,093.10	$1,093.90	$1,092.10
Expenses Paid During Period	$2.36	$6.28	$4.09	$0.79	$0.26	$2.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.81	$1,019.05	$1,021.16	$1,024.32	$1,024.82	$1,023.06
Expenses Paid During Period	$2.28	$6.07	$3.95	$0.76	$0.25	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.45% for Class A, 1.20% for Class C, 0.78% for Class R, 0.15% for Class P, 0.05% for Class R6 and 0.40% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

14	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	18.35%	7.59%	9.14%
AllianzGI Retirement 2045 Fund Class A (adjusted)	11.84%	6.38%	8.08%
AllianzGI Retirement 2045 Fund Class R	17.94%	7.23%	8.77%
AllianzGI Retirement 2045 Fund Class P	18.74%	7.94%	9.48%
AllianzGI Retirement 2045 Fund Class R6	18.82%	8.03%	9.58%
AllianzGI Retirement 2045 Fund Administrative Class	18.40%	7.63%	9.18%
Morningstar Lifetime Moderate 2045 Index*	16.22%	10.20%	11.88%
AllianzGI 2045 Strategic Benchmark*	16.85%	7.68%	9.29%
Morningstar Lifetime Conservative 2045 Index	13.97%	9.27%	10.93%
Lipper Mixed-Asset Target 2045 Funds Average	16.06%	9.81%	10.94%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.08% for Class A shares, 1.33% for Class R shares, 0.68% for Class P shares, 0.58% for Class R6 shares and 0.93% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Best Styles Global Equity	54.3%
AllianzGI Global Dynamic Allocation	20.9%
AllianzGI Best Styles U.S. Equity	18.6%
AllianzGI Emerging Markets Small-Cap	1.0%
Vanguard FTSE All World ex-U.S. Small-Cap	0.5%
Cash & Equivalents — Net	4.7%

Annual Report	| September 30, 2017	15

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,095.20	$1,093.40	$1,096.70	$1,096.90	$1,095.60
Expenses Paid During Period	$2.57	$4.41	$1.00	$0.47	$2.31

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.61	$1,020.86	$1,024.12	$1,024.62	$1,022.86
Expenses Paid During Period	$2.48	$4.26	$0.96	$0.46	$2.23

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

16	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	18.45%	7.74%	10.77%
AllianzGI Retirement 2050 Fund Class A (adjusted)	11.94%	6.52%	10.06%
AllianzGI Retirement 2050 Fund Class C	17.58%	6.92%	9.96%
AllianzGI Retirement 2050 Fund Class C (adjusted)	16.58%	6.92%	9.96%
AllianzGI Retirement 2050 Fund Class R	17.99%	7.36%	10.44%
AllianzGI Retirement 2050 Fund Class P	18.81%	8.07%	11.10%
AllianzGI Retirement 2050 Fund Class R6	18.96%	8.16%	11.20%
AllianzGI Retirement 2050 Fund Administrative Class	18.54%	7.79%	10.85%
Morningstar Lifetime Moderate 2050 Index*	16.39%	10.14%	12.67%
AllianzGI 2050 Strategic Benchmark*	17.09%	7.72%	9.92%
Morningstar Lifetime Conservative 2050 Index	14.75%	9.41%	12.03%
Lipper Mixed-Asset Target 2050 Funds Average	15.80%	9.58%	11.48%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Best Styles Global Equity	58.7%
AllianzGI Best Styles U.S. Equity	18.0%
AllianzGI Global Dynamic Allocation	17.3%
AllianzGI Emerging Markets Small-Cap	0.9%
Vanguard FTSE All World ex-U.S. Small-Cap	0.5%
Cash & Equivalents — Net	4.6%

Annual Report	| September 30, 2017	17

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,095.20	$1,091.20	$1,093.50	$1,096.90	$1,097.50	$1,095.40
Expenses Paid During Period	$2.63	$6.55	$4.46	$1.05	$0.53	$2.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.56	$1,018.80	$1,020.81	$1,024.07	$1,024.57	$1,022.81
Expenses Paid During Period	$2.54	$6.33	$4.31	$1.01	$0.51	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.85% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

18	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	18.34%	7.71%	9.28%
AllianzGI Retirement 2055 Fund Class A (adjusted)	11.83%	6.49%	8.21%
AllianzGI Retirement 2055 Fund Class R	17.93%	7.34%	8.90%
AllianzGI Retirement 2055 Fund Class P	18.69%	8.04%	9.62%
AllianzGI Retirement 2055 Fund Class R6	18.87%	8.13%	9.72%
AllianzGI Retirement 2055 Fund Administrative Class	18.44%	7.75%	9.33%
Morningstar Lifetime Moderate 2055 Index*	16.46%	10.04%	11.73%
AllianzGI 2055 Strategic Benchmark*	17.09%	7.72%	9.32%
Morningstar Lifetime Conservative 2055 Index	15.05%	9.40%	11.06%
Lipper Mixed-Asset Target 2055+ Funds Average	16.60%	10.24%	11.28%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Best Styles Global Equity	58.5%
AllianzGI Best Styles U.S. Equity	18.5%
AllianzGI Global Dynamic Allocation	17.3%
AllianzGI Emerging Markets Small-Cap	0.8%
Vanguard FTSE All World ex-U.S. Small-Cap	0.5%
Cash & Equivalents — Net	4.4%

Annual Report	| September 30, 2017	19

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,094.80	$1,093.10	$1,096.40	$1,097.10	$1,095.20
Expenses Paid During Period	$2.63	$4.30	$1.05	$0.53	$2.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.56	$1,020.96	$1,024.07	$1,024.57	$1,022.81
Expenses Paid During Period	$2.54	$4.15	$1.01	$0.51	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 0.82% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

20	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund

For the period of October 1, 2016 through September 30, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Retirement Income Fund (the “Fund”) returned 6.55%, outperforming the Bloomberg Barclays US Universal Bond Index (the “benchmark”), which returned 0.96%.

Market Overview

The twelve-month period was dominated by the US election in November 2016, which in part helped lay the groundwork for the rally in global equities that persisted throughout the remainder of the period. In the immediate aftermath of the election, markets seemed to raise expectations that the incoming administration would adopt a pro-growth policy stance and pass market friendly reforms with respect to healthcare and tax policy. Such heightened expectations were set against a backdrop of optimism for the global economy as GDP in both developed and emerging countries expanded at a pace slightly above potential growth. For the period, global equities gained 19.5% (as measured by the MSCI All Country World Index) and were led by emerging markets which gained 26.0% in US dollar terms.

Global equities and risk assets generally rallied in spite of the US Federal Reserve (“Fed”) finally embarking on a monetary tightening cycle, raising rates three times and signaling an additional hike to come by the end of 2017. The Fed also announced that it would start to unwind its accumulated $4.5 trillion in US Treasuries and mortgage-backed securities. While the European Central Bank (“ECB”) and the Bank of England (“BoE”) remained on the sidelines in terms of tightening, both indicated that they would soon join: the ECB maintained its stimulus but reduced the size of its monthly purchases and announced that it would further scale back its asset purchase program. Towards the end of the period, the BoE indicated that it was close to hiking rates as well in response to accelerating inflation.

Strong global growth combined with the Fed’s hiking cycle had what we believe to be a relatively modest impact on global bond yields. Across developed countries, 10-year government bond yields increased around 65 to 70 basis points (with the exception of Japanese Government Bonds which had a more incremental increase). Emerging market government bonds outpaced developed markets returning more than 8.0% (as measured by the JP Morgan Emerging Markets Bond Index Global Diversified in US dollar terms). In the US, Treasuries lost about 1.6% (as measured by the Bloomberg Barclays Aggregate Bond Treasury TR Index) primarily attributed to longer dated issues in the index. 10-year Treasury yields peaked in mid-March 2017 at 2.6% before falling to 2.3% at the end of the period. Apart from government bonds, investment grade and high yield corporate bonds appreciated and had substantially higher returns compared to government bonds.

The period was also characterized, somewhat unexpectedly, by a weak US dollar and strong euro. At the start of the period, the consensus market expectations was for the US dollar to strengthen against a basket of currencies in response to higher US interest rates and stable growth. The euro strengthened despite political noise surrounding a series of key elections in the Netherlands, France and Germany. The British pound also rallied against the US dollar in part due to solid macroeconomic fundamentals and higher than expected inflation. Many commodity prices fell during the period including precious metals and energy.

Portfolio Review

Based on expectations of corporate tax relief, regulatory rollbacks and continued low market volatility, we retain our cautiously optimistic view on the global economy. As a result, the portfolio held overweight exposures to equity and equity-like assets at the end of the twelve-month period. The strongest overweight positions were in emerging market equities, Japanese equities and real estate investment trusts.

The Fund retains defensive tactical positioning via long-duration sovereign bonds, a bias to high-dividend stocks, and an underweight to fixed income credit.

Overall, the portfolio seeks to maintain a highly diversified mix of income sources throughout all market environments to mitigate portfolio risks.

Outlook

Looking ahead, while political noise in developed markets has been a persistent distraction during the past twelve-months with elections in the United States, France, the Netherlands and Germany garnering investors’ attention, we believe the election calendar should be less of a focus for markets during the next twelve-months. However, emerging markets will experience several political events, including the Communist Party Congress in China in October 2017 and presidential elections in Brazil and Mexico that may lead to higher volatility.

Stepping back, the second quarter of 2017 was the strongest for global economic growth in seven years. We believe that the global economy will continue to expand at above potential growth through year-end, although the data suggests momentum is beginning to slow. Nevertheless, we believe the broader picture is supportive of risk assets as both economic and corporate profits growth are increasing. Even taking into account the promises developed-country central banks have made to slowly withdraw monetary stimulus, in the context of continued macroeconomic improvements, tighter monetary policy may not necessarily be an impediment to further equity price appreciation. We believe investors‘ low expectations of meaningful policy reform will also impact markets: in the US, while equities gained on the tax reform proposal that Republicans delivered at the end of the twelve-month period, we perceive the market as having assigned very low probability to a tax package getting enacted before the 2018 mid-term elections. We see few catalysts for a meaningful decline in markets in the near term. As such, we remain overweight global equities and risk assets generally, underweight the US dollar and roughly neutral on global bonds heading into the next twelve-months.

Certain changes to the Fund’s investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

Annual Report	| September 30, 2017	21

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	6.55%	3.97%	7.06%
AllianzGI Retirement Income Fund Class A (adjusted)	0.69%	2.80%	6.37%
AllianzGI Retirement Income Fund Class C	5.78%	3.19%	6.27%
AllianzGI Retirement Income Fund Class C (adjusted)	4.78%	3.19%	6.27%
AllianzGI Retirement Income Fund Class R	6.17%	3.61%	6.72%
AllianzGI Retirement Income Fund Class P	6.86%	4.29%	7.36%
AllianzGI Retirement Income Fund Class R6	6.99%	4.39%	7.46%
AllianzGI Retirement Income Fund Administrative Class	6.62%	3.81%	6.99%
Bloomberg Barclays US Universal Bond Index*	0.96%	2.53%	4.63%
AllianzGI Retirement Income Strategic Benchmark*	5.33%	3.17%	5.57%
MSCI World High Dividend Yield Index	13.79%	9.00%	11.14%
Morningstar Lifetime Conservative Income Index	3.34%	2.84%	5.42%
Lipper Mixed-Asset Target Today Funds Average	5.88%	4.08%	6.67%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Bloomberg Barclays US Universal Bond Index replaced the Morningstar Lifetime Conservative Income Index as the Fund’s primary benchmark and the MSCI World High Dividend Yield Index and the AllianzGI Strategic Benchmark replaced the Real Return Target Today Index as the Fund’s secondary benchmarks as of October 1, 2016 in connection with certain changes to the Fund’s investment strategies that took effect on October 1, 2016.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

22	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Short Duration High Income	16.7%
PIMCO Income	11.5%
PIMCO Mortgage Opportunities	7.6%
AllianzGI High Yield Bond	6.6%
AllianzGI Europe Equity Dividend	6.5%
PIMCO Long-Term Credit	6.0%
AllianzGI Emerging Markets Debt	5.6%
PIMCO Capital Securities and Financials	4.0%
Other (including Common Stock)	28.5%
Cash & Equivalents — Net	7.0%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,039.30	$1,035.50	$1,036.90	$1,040.50	$1,041.10	$1,039.50
Expenses Paid During Period	$1.94	$5.77	$4.08	$0.46	$0.01	$1.64

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,023.16	$1,019.40	$1,021.06	$1,024.62	$1,025.06	$1,023.46
Expenses Paid During Period	$1.93	$5.72	$4.05	$0.46	$0.01	$1.62

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.38% for Class A, 1.13% for Class C, 0.80% for Class R, 0.09% for Class P, less than 0.005% for Class R6 and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2017	23

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2016 through September 30, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Allocation Fund (the “Fund”) returned 11.88% outperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 10.89%.

Market Overview

The twelve-month period was dominated by the US election in November 2016, which in part helped lay the groundwork for the rally in global equities that persisted throughout the remainder of the period. In the immediate aftermath of the election, markets seemed to raise expectations that the incoming administration would adopt a pro-growth policy stance and pass market friendly reforms with respect to healthcare and tax policy. Such heightened expectations were set against a backdrop of optimism for the global economy as GDP in both developed and emerging countries expanded at a pace slightly above potential growth. For the period, global equities gained 18.65% (as measured by the MSCI All Country World Index) and were led by emerging markets which gained 26.0% in US dollar terms.

Global equities and risk assets generally rallied despite the US Federal Reserve (“Fed”) finally embarking on a monetary tightening cycle, raising rates three times and signaling an additional hike to come by the end of 2017. The Fed also announced that it would start to unwind its accumulated $4.5 trillion in US Treasuries and mortgage-backed securities. While the European Central Bank (“ECB”) and the Bank of England (“BoE”) remained on the sidelines in terms of tightening, both indicated that they would soon join: the ECB maintained its stimulus but reduced the size of its monthly purchases and announced that it would further scale back its asset purchase program. Towards the end of the period, the BoE indicated that it was close to hiking rates as well in response to accelerating inflation.

Strong global growth combined with the Fed’s hiking cycle had what we believe to be a relatively modest impact on global bond yields. Across developed countries, 10-year government bond yields increased around 65 to 70 basis points (with the exception of Japanese Government Bonds which had a more incremental increase). Emerging market government bonds outpaced developed markets returning more than 8.0% (as measured by the JP Morgan Emerging Markets Bond Index Global Diversified in US dollar terms). In the US, Treasuries lost about 1.6% (as measured by the Bloomberg Barclays Aggregate Bond Treasury TR Index) primarily attributed to longer dated issues in the index. 10-year Treasury yields peaked in mid-March 2017 at 2.6% before falling to 2.3% at the end of the period. Apart from government bonds, investment grade and high yield corporate bonds appreciated and had substantially higher returns compared to government bonds.

The period was also characterized, somewhat unexpectedly, by a weak US dollar and strong euro. At the start of the reporting period, market expectation was for the US dollar to strengthen against a basket of currencies in response to higher US interest rates and stable growth. The euro strengthened despite political noise surrounding a series of key elections in the Netherlands, France and Germany. The British pound also rallied against the US dollar in part due to solid macroeconomic fundamentals and higher than expected inflation. Many commodity prices fell during the period including precious metals and energy.

Portfolio Review

Overweights to global equities provided a tailwind to performance during the period across the board including in emerging markets. Selection in equities also contributed to performance as the Best Styles strategy, a core equity holding in the portfolio, outperformed. The portfolio also benefitted from its exposure to emerging market bonds and emerging market small-cap equities. The portfolio’s underweight to US Government debt beginning in November 2016 detracted during the period, as rates remained in range but ultimately declined during the first nine months of 2017.

At the end of the period, the portfolio maintained an underweight position in US government bonds (duration weighted) and an overweight to global equities including emerging markets, against a backdrop of favorable trends and fundamental views across risk assets.

Outlook

Looking ahead, while political noise in developed markets has been a persistent distraction during the past twelve-months with elections in the United States, France, the Netherlands and Germany garnering investors’ attention, we believe the election calendar should be less of a focus for markets during the next twelve-months. However, emerging markets will experience several political events, including the Communist Party Congress in China in October 2017 and presidential elections in Brazil and Mexico that may lead to higher volatility.

Stepping back, the second quarter of 2017 was the strongest for global economic growth in seven years. We believe that the global economy will continue to expand at above potential growth through year-end, although the data suggests momentum is beginning to slow. Nevertheless, we believe the broader picture is supportive of risk assets as both economic and corporate profits growth are increasing. Even taking into account the promises developed-country central banks have made to slowly withdraw monetary stimulus, in the context of continued macroeconomic improvements, tighter monetary policy may not necessarily be an impediment to further equity price appreciation. We believe investors’ low expectations of meaningful policy reform will also impact markets: in the US, while equities gained on the tax reform proposal that Republicans delivered at the end of the twelve-month period, we perceive the market as having assigned very low probability to a tax package getting enacted before the 2018 mid-term elections. We see few catalysts for a meaningful decline in markets in the near term. As such, we remain overweight global equities and risk assets generally, underweight the US dollar and roughly neutral on global bonds heading into the next twelve-months.

Certain changes to the Fund’s investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

24	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	11.88%	5.80%	4.08%	5.78%
AllianzGI Global Allocation Fund Class A (adjusted)	5.73%	4.61%	3.50%	5.46%
AllianzGI Global Allocation Fund Class C	11.09%	5.00%	3.31%	4.99%
AllianzGI Global Allocation Fund Class C (adjusted)	10.09%	5.00%	3.31%	4.99%
AllianzGI Global Allocation Fund Class R	11.78%	5.61%	3.87%	5.55%
AllianzGI Global Allocation Fund Class P	12.31%	6.07%	4.33%	6.01%
AllianzGI Global Allocation Fund Institutional Class	12.08%	6.01%	4.40%	6.20%
AllianzGI Global Allocation Fund R6	12.40%	6.15%	4.51%	6.32%
AllianzGI Global Allocation Fund Administrative Class	12.07%	5.80%	4.12%	5.83%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	10.89%	7.00%	4.40%	5.88%
MSCI ACWI	18.65%	10.20%	3.88%	6.06%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%	4.79%
Lipper Alternative Global Macro Funds Average	6.10%	2.76%	2.96%	5.14%

† The Fund began operations on September 30,1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30,1998.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.56% for Class A shares, 2.33% for Class C shares, 1.76% for Class R shares, 1.26% for Class P shares, 1.35% for Institutional Class shares, 1.26% for Class R6 shares and 1.51% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.80% for Class C shares, 1.23% for Class R shares, 0.83% for Class P shares, 0.83% for Institutional Class shares, 0.73% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Fund Allocation (as of September 30, 2017)

AllianzGI Best Styles Global Equity	40.5%
AllianzGI Advanced Core Bond	24.5%
AllianzGI Best Styles Global Managed Volatility	9.9%
AllianzGI International Growth	5.0%
AllianzGI Emerging Markets Debt	4.3%
iShares iBoxx $ Investment Grade Corporate Bond	3.0%
iShares MBS	2.0%
U.S. Treasury Notes	1.4%
Other	3.9%
Cash & Equivalents — Net	5.5%

Annual Report	| September 30, 2017	25

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,077.00	$1,072.70	$1,076.20	$1,078.50	$1,076.80	$1,079.80	$1,078.00
Expenses Paid During Period	$3.12	$7.01	$4.06	$1.88	$2.29	$1.46	$2.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.06	$1,018.30	$1,021.16	$1,023.26	$1,022.86	$1,023.66	$1,022.36
Expenses Paid During Period	$3.04	$6.83	$3.95	$1.83	$2.23	$1.42	$2.74

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class A, 1.35% for Class C, 0.78% for Class R, 0.36% for Class P, 0.44% for Institutional Class, 0.28% for Class R6 and 0.54% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

26	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 20.85%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 22.46%.

Market Overview

The twelve-month period ended September 30, 2017 provided investors with a highly volatile ride, but overall equity markets have been upward trending as the S&P 500 Index, MSCI EAFE Index, and the benchmark returned 18.61%, 19.10%, and 22.46%, respectively. Low volatility stocks underperformed the broad-cap weighted benchmarks, which is not surprising given the strong bull markets in addition to a broader “risk on” environment following the US election and supported by market friendly election results in Europe. European and emerging markets in general have seen a strong rebound in performance after trailing the US equity market since the end of the Global Financial Crisis.

Portfolio Review

From an investment style perspective, all five of our investment styles have done well during the period, especially the trend following Momentum and Revisions styles in 2017, although value was relatively flat. Their relative returns were higher in emerging markets than any other major equity region. Overall, the Fund put together a solid trailing year of outperformance, but there was significant cash drag due to an unusually large cash position. Country and industry allocations were both a net positive, but stock selection was the overwhelming contributor to performance. In particular, information technology stocks contributed approximately 150 basis points of outperformance and Taiwanese stocks contributed approximately 100 basis points. The primary detractors were the sector allocations to utilities and real estate and stock selection in Poland.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, earnings revisions, growth, and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifty, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles, with broadly half of the Fund’s portfolio being invested in the investment style value and the other half being invested in the investment styles momentum, earnings revisions, growth and quality, remains unchanged.

The Fund will remain balanced in terms of the allocation to highest risk and lowest risk stocks, and cyclical vs. non-cyclical sectors in order to seek to immunize the Fund with respect to the impact of risk on/risk off moves and to make the performance of the Fund independent from the direction of the economic cycle. In our opinion, the balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to be successful in macro-economic conditions comparable to today’s and therefore, will not be set aside in favor of any tempting shorter term investment style timing efforts.

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class A	20.85%	6.79%
AllianzGI Best Styles Emerging Markets Equity Fund Class A (adjusted)	14.20%	4.66%
AllianzGI Best Styles Emerging Markets Equity Fund Class C	19.91%	5.99%
AllianzGI Best Styles Emerging Markets Equity Fund Class C (adjusted)	18.91%	5.99%
AllianzGI Best Styles Emerging Markets Equity Fund Class P	20.99%	6.96%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	21.12%	7.06%
AllianzGI Best Styles Emerging Markets Equity Fund R6	21.15%	7.15%
MSCI Emerging Markets Index	22.46%	6.70%
Lipper Emerging Markets Funds Average	20.07%	4.20%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 4.30% for Class A shares, 5.13% for Class C shares, 3.65% for Class P shares, 3.66% for Institutional Class shares and 3.73% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.60% for Class C shares, 0.70% for Class P shares, 0.60% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Annual Report	| September 30, 2017	27

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

China	34.4%
Korea (Republic of)	13.1%
Taiwan	12.5%
Brazil	8.5%
South Africa	3.4%
Thailand	3.0%
Malaysia	2.6%
Russian Federation	2.5%
Other	11.1%
Cash & Equivalents — Net	8.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,135.50	$1,131.70	$1,136.40	$1,136.50	$1,136.80
Expenses Paid During Period	$4.55	$8.55	$3.75	$3.21	$3.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,020.81	$1,017.05	$1,021.56	$1,022.06	$1,022.06
Expenses Paid During Period	$4.31	$8.09	$3.55	$3.04	$3.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.70% for Class P, 0.60% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

28	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 21.29%, outperforming the MSCI ACWI (the “benchmark”), which returned 18.65%.

Market Overview

The twelve-month period ended September 30, 2017 provided investors with a highly volatile ride, but overall equity markets have been upward trending as the S&P 500 Index, MSCI EAFE Index, and MSCI Emerging Market Index returned 18.61%, 19.10%, and 22.46%, respectively. Low volatility stocks underperformed the broad-cap weighted benchmarks, which is not surprising given the strong bull markets in addition to a broader “risk on” environment following the US election and supported by market friendly election results in Europe. European and emerging markets in general have seen a strong rebound in performance after trailing the US equity market since the end of the Global Financial Crisis. From an investment style perspective, over the period Value stocks have outperformed the benchmark, although less so in the US and the trend following styles of Momentum and Revisions had a strong year-to-date after a difficult fourth quarter of 2016. We believe this provided a conducive environment for our strategy.

Portfolio Review

The strategy has sector and regional constraints of +/- 3% around the benchmark, but during the twelve-month period there were no meaningful contributions on a sector basis. The only exception was a 28 basis points tailwind from an underweight to consumer staples. Overall sector allocation was a positive, but the majority of the excess returns generated over the period came from stock selection. In particular, stocks within the information technology and energy sectors were strong contributors, while consumer staples stocks were detractors outside of the sector decision itself.

On a country basis it was a similar situation in which there were no standout contributors from an individual country perspective, but collectively the allocation was positive. Stock selection within the US was particularly strong with no significant detractors.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, earnings revisions, growth, and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifty, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles, with broadly half of the Fund’s portfolio being invested in the investment style value, and the other half being invested in the investment styles momentum, earnings revisions, growth and quality, remains unchanged.

The Fund will remain balanced in terms of the allocation to highest risk and lowest risk stocks, and cyclical vs. non-cyclical sectors in order to seek to immunize the Fund with respect to the impact of risk on/risk off moves and to make the performance of the Fund independent from the direction of the economic cycle. In our opinion, the balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to be successful in macro-economic conditions comparable to today’s and therefore, will not be set aside in favor of any tempting shorter term investment style timing efforts.

Annual Report	| September 30, 2017	29

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	21.29%	7.98%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	14.62%	6.39%
AllianzGI Best Styles Global Equity Fund Class C	20.68%	7.24%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	19.68%	7.24%
AllianzGI Best Styles Global Equity Fund Class P	21.72%	8.21%
AllianzGI Best Styles Global Equity Fund Institutional Class	21.88%	8.31%
AllianzGI Best Styles Global Equity Fund R6	21.92%	8.39%
MSCI ACWI	18.65%	7.40%
Lipper Global Multi-Cap Value Average	17.78%	5.61%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 0.79% for Class A shares, 1.49% for Class C shares, 0.62% for Class P shares, 0.51% for Institutional Class shares and 0.49% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	45.7%
Japan	7.2%
United Kingdom	5.4%
China	5.3%
France	5.1%
Canada	4.4%
Korea (Republic of)	3.7%
Germany	2.5%
Other	20.1%
Cash & Equivalents — Net	0.6%

30	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,107.70	$1,103.80	$1,109.00	$1,109.90	$1,109.90
Expenses Paid During Period	$3.70	$7.38	$2.64	$2.12	$2.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,021.56	$1,018.05	$1,022.56	$1,023.06	$1,023.06
Expenses Paid During Period	$3.55	$7.08	$2.54	$2.03	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.40% for Class C, 0.50% for Class P, 0.40% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2017	31

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 21.83%, outperforming the MSCI EAFE Index (the “benchmark”), which returned 19.10%.

Market Overview

The twelve-month period ended September 30, 2017 provided investors with a highly volatile ride, but overall equity markets have been upward trending as the S&P 500 Index, the benchmark, and MSCI Emerging Market Index returned 18.61%, 19.10%, and 22.46%, respectively. Low volatility stocks underperformed the broad-cap weighted benchmarks, which is not surprising given the strong bull markets in addition to a broader “risk on” environment following the US election and supported by market friendly election results in Europe. European and emerging markets in general have seen a strong rebound in performance after trailing the US equity market since the end of the Global Financial Crisis. From an investment style perspective, over the period Value stocks have outperformed the benchmark, although less so in the US and the trend following styles of Momentum and Revisions had a strong year-to-date (“YTD”), after a difficult fourth quarter of 2016. We believe this provided a conducive environment for our strategy.

Portfolio Review

Overall, the Fund experienced a twelve-month period of outperformance relative to its benchmark. Country and industry allocations were both a net positive, but stock selection was the overwhelming contributor to the outperformance. Four different sectors contributed over 20 basis points to positive relative return, while the worst sector was energy at only -17 basis points. In particular, information technology stocks contributed approximately 111 basis points of outperformance and Japanese stocks contributed 220 basis points. The primary detractor was stock selection in Austria and Sweden, at a combined -51 basis points. Style performance in Japan and Europe have been somewhat mixed, as trend following styles have done well YTD, but are still working off a difficult 4th quarter 2016. The investment style “value” had a reverse experience as it did well in both markets in the 4th quarter of last year, but has underperformed in Japan YTD and done well in Europe.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, earnings revisions, growth, and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi-style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifty, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles, with broadly half of the Fund’s portfolio being invested in the investment style value, and the other half being invested in the investment styles momentum, earnings revisions, growth and quality, remains unchanged.

The Fund will remain balanced in terms of the allocation to highest risk and lowest risk stocks, and cyclical vs. non-cyclical sectors in order to seek to immunize the Fund with respect to the impact of risk on/risk off moves and to make the performance of the Fund independent from the direction of the economic cycle. In our opinion, the balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to be successful in macro-economic conditions comparable to today’s and therefore, will not be set aside in favor of any tempting shorter term investment style timing efforts.

32	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	21.83%	5.83%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	15.13%	3.72%
AllianzGI Best Styles International Equity Fund Class C	20.98%	5.07%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	19.98%	5.07%
AllianzGI Best Styles International Equity Fund Class P	22.11%	6.01%
AllianzGI Best Styles International Equity Fund Institutional Class	22.12%	6.10%
AllianzGI Best Styles International Equity Fund R6	22.17%	6.18%
MSCI EAFE Index	19.10%	6.01%
Lipper International Multi-Cap Value Funds Average	20.26%	5.01%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 2.02% for Class C shares, 0.95% for Class P shares, 1.00% for Institutional Class shares and 0.97% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

Japan	26.6%
United Kingdom	13.9%
France	10.8%
Switzerland	7.1%
Germany	6.6%
Spain	4.3%
Italy	4.1%
Hong Kong	3.8%
Other	21.7%
Cash & Equivalents — Net	1.1%

Annual Report	| September 30, 2017	33

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,127.00	$1,123.30	$1,128.30	$1,128.90	$1,129.10
Expenses Paid During Period	$3.73	$7.72	$2.93	$2.40	$2.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,021.56	$1,017.80	$1,022.31	$1,022.81	$1,022.81
Expenses Paid During Period	$3.55	$7.33	$2.79	$2.28	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.45% for Class C, 0.55% for Class P, 0.45% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

34	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 20.80%, outperforming the S&P 500 Index (the “benchmark”), which returned 18.61%.

Market Overview

The twelve-month period ended September 30, 2017 provided investors with a highly volatile ride, but overall equity markets have been upward trending as the benchmark, MSCI EAFE Index, and MSCI Emerging Market Index returned 18.61%, 19.10%, and 22.46%, respectively. Low volatility stocks underperformed the broad-cap weighted benchmarks, which is not surprising given the strong bull markets in addition to a broader “risk on” environment following the US election and supported by market friendly election results in Europe. European and emerging markets in general have seen a strong rebound in performance after trailing the US equity market since the end of the Global Financial Crisis. From an investment style perspective, over the period Value stocks have outperformed the benchmark, although less so in the US and the trend following styles of Momentum and Revisions had a strong year-to-date after a difficult fourth quarter of 2016. We believe this provided a conducive environment for our strategy.

Portfolio Review

The strategy has sector constraints of +/- 3% around the benchmark, but during the trailing year there were meaningful contributions on a sector basis due to the large disparity between the benchmark return and the performance of individual sectors. On the positive side, consumer staples and information technology added a combined 95 basis points of relative performance versus 64 basis points detraction from financials. The Fund only had an average 1.3% underweight to that sector, but over the period it almost doubled the return of the benchmark. Overall sector contribution was positive.

Stock selection dominated the relative return contribution, which is what we would expect to see in the Fund. The top ten over weights added about 108 basis points to relative performance, while the biggest underweights were essentially flat versus the benchmark.

Outlook

The Best Styles approach seeks to harvest the long term risk premiums from value, momentum, earnings revisions, growth, and quality. The primary goal is to effectively manage and mitigate the risks associated with the premiums individually and as a multi style portfolio. However, it is important to remember that these styles do carry additional risks to the benchmark, where the “premium” comes from, and therefore will underperform over certain shorter time periods, especially in shifty, risk-on/risk-off equity markets that are heavily influenced by macro level interest policy. In terms of outlook for Best Styles, the long term investment style allocation of Best Styles, with broadly half of the Fund’s portfolio being invested in the investment style value, and the other half being invested in the investment styles momentum, earnings revisions, growth and quality, remains unchanged.

The Fund will remain balanced in terms of the allocation to highest risk and lowest risk stocks, and cyclical vs. non-cyclical sectors in order to seek to immunize the Fund with respect to the impact of risk on/risk off moves and to make the performance of the Fund independent from the direction of the economic cycle. In our opinion, the balanced and well diversified blend of investment styles of the Best Styles investment approach has proven to be successful in macro-economic conditions comparable to today’s and therefore, will not be set aside in favor of any tempting shorter term investment style timing efforts.

Annual Report	| September 30, 2017	35

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	20.80%	8.73%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	14.15%	6.58%
AllianzGI Best Styles U.S. Equity Fund Class C	19.92%	7.93%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	18.92%	7.93%
AllianzGI Best Styles U.S. Equity Fund Class P	21.07%	8.89%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	21.04%	8.99%
AllianzGI Best Styles U.S. Equity Fund R6	21.26%	9.11%
S&P 500 Index	18.61%	9.78%
Lipper Multi-Cap Core Funds Average	17.08%	7.17%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 0.93% for Class A shares, 1.61% for Class C shares, 0.70% for Class P shares, 0.73% for Institutional Class shares and 0.61% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of September 30, 2017)

Semiconductors & Semiconductor Equipment	6.7%
Banks	6.5%
Healthcare Providers & Services	5.7%
Technology Hardware, Storage & Peripherals	5.5%
Pharmaceuticals	4.9%
Internet Software & Services	4.6%
Software	4.2%
Insurance	4.0%
Other	57.3%
Cash & Equivalents — Net	0.6%

36	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,091.90	$1,087.70	$1,093.00	$1,092.90	$1,093.70
Expenses Paid During Period	$3.41	$7.33	$2.62	$2.62	$2.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,021.81	$1,018.05	$1,022.56	$1,022.56	$1,023.06
Expenses Paid During Period	$3.29	$7.08	$2.54	$2.54	$2.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class A, 1.40% for Class C, 0.50% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	37

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2016, through September 30, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”), of the AllianzGI Convertible Fund (the “Fund”) returned 13.10%, underperforming the BofA Merrill Lynch All Convertibles All Qualities Index (the “benchmark”), which returned 14.31%.

Market Overview

The convertible bond market advanced over the twelve-month period ended September 30, 2017. The asset class was a beneficiary of higher stock prices and equity markets trading at record levels throughout the twelve-month period.

The unexpected election of President Donald Trump and his pro-growth agenda triggered a rotation into risk assets that persisted throughout the first half of the twelve-month period. Into period close, the focus returned to tax reform with the release of a Republican-led proposal which caused a positive initial response by investors.

Economic statistics also factored into the market’s strength. The unemployment rate fell and housing prices continued their upward trend. Consumer confidence and small business optimism levels remained elevated and key manufacturing and service surveys yielded favorable results. On the other hand, price indexes remained relatively benign. Overall, we believe the trend in economic data reinforced the favorable fundamental and credit conditions for convertibles.

Companies continued to exhibit strengthening fundamentals with most meeting or exceeding expectations. The second quarter of 2017 marked the second consecutive quarter of double digit year-over-year earnings growth for the S&P 500 Index. In addition, credit metrics continued to show sustained improvement. According to BofA Merrill Lynch, net leverage metrics continued to decline and interest coverage ratios increased sequentially during the twelve-month period. These statistics validated the market’s performance.

The convertible bond market responded positively to the Federal Reserve’s (“Fed”) rate decisions and commentary. The central bank hiked the federal funds interest rate three times during the reporting period and announced that they would trim their balance sheet holdings starting with a $10 billion reduction in October 2017. Measured policy adjustments by the Fed and constructive monetary policies overseas lent support to the performance of convertible bonds. Against this backdrop, equity sensitive convertibles outperformed total return convertibles, which outperformed yield oriented, or busted, convertibles.

Portfolio Review

The Fund gained along with the market for the twelve-month period, but performance lagged the benchmark return.

The attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance during the twelve-month period included financials, telecommunications and media. In financials, a portfolio underweight and issue selection contributed equally. In telecommunications, issue selection was the primary driver of relative performance. In media, a relative overweight and issue selection were sources of strength.

Sector allocations that hurt relative performance during the twelve-month period included energy, technology and healthcare. In energy, issue selection detracted. In technology, the positive impact of a portfolio overweight was offset by issue selection. In healthcare, a portfolio overweight and issue selection pressured relative performance.

Outlook

US equity markets continue to record new all-time highs, volatility is near all-time lows and, in our view, interest rates are trending higher on an improving economic outlook. We believe these factors historically have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Furthermore, third quarter new convertible issuance continued its strong pace from the first two quarters of the year. We expect this trend to continue through the remainder of the year. Further, we expect redemptions and maturities to decline over the next couple of years and if new issuance continues to improve, we believe the convertible market could grow significantly. This would provide more balanced convertible opportunities and could also improve sector diversification.

38	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	13.10%	9.55%	7.13%	9.94%
AllianzGI Convertible Fund Class A (adjusted)	6.88%	8.31%	6.52%	9.68%
AllianzGI Convertible Fund Class C	12.37%	8.76%	6.35%	9.13%
AllianzGI Convertible Fund Class C (adjusted)	11.37%	8.76%	6.35%	9.13%
AllianzGI Convertible Fund Class R	12.75%	9.10%	6.78%	9.63%
AllianzGI Convertible Fund Class P	13.48%	9.83%	7.37%	10.18%
AllianzGI Convertible Fund Institutional Class	13.53%	9.90%	7.46%	10.29%
AllianzGI Convertible Fund Administrative Class	13.26%	9.65%	7.18%	9.96%
BofA Merrill Lynch All Convertibles All Qualities Index	14.31%	11.01%	6.83%	8.33%
Lipper Convertible Securities Funds Average	12.18%	8.63%	5.08%	7.15%

† The Fund began operations on April 19,1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s expense ratios are 0.99% for Class A shares, 1.71% for Class C shares, 1.43% for Class R shares, 0.73% for Class P shares, 0.67% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of
September 30, 2017)

Software	13.3%
Semiconductors	12.1%
Internet	8.8%
Pharmaceuticals	6.3%
Commercial Services	4.5%
Media	4.3%
Biotechnology	3.6%
Healthcare-Products	3.5%
Other	39.5%
Cash & Equivalents — Net	4.1%

S&P Ratings* (as of September 30, 2017)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2017	39

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,069.60	$1,065.90	$1,068.40	$1,071.30	$1,071.30	$1,070.10
Expenses Paid During Period	$5.08	$8.55	$6.59	$3.53	$3.53	$4.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,020.16	$1,016.80	$1,018.70	$1,021.66	$1,021.66	$1,020.71
Expenses Paid During Period	$4.96	$8.34	$6.43	$3.45	$3.45	$4.41

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.98% for Class A, 1.65% for Class C, 1.27% for Class R, 0.68% for Class P, 0.68% for Institutional Class and 0.87% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

40	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the twelve-month period from October 1, 2016 to September 30, 2017, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares, at net asset value (“NAV”) of AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned 16.97%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 22.46%.

Market Overview

During the twelve-month period, the emerging market (“EM”) rebound that began in early 2016 continued as the benchmark was positive in 10 of 12 months driven by double-digit earnings growth and improving sentiment.

Initially, the benchmark was modestly positive in October 2016 as investors gravitated toward the attractive growth and valuation mix offered by emerging market equities. The unforeseen Trump Presidential victory in November 2016 suggested a greater likelihood of rate hikes and concerns of more protectionist policies which could slow growth in emerging markets. The rally was back on track in the December 2016 to August 2017 period when emerging markets collectively outpaced their developed market peers due to robust growth expectations. Energy and commodities rebounded toward the latter portion of the reporting period as the demand for oil surged, fueled in part by a weaker US dollar. Performance declined slightly in September 2017, following nine consecutive monthly advances. In this environment, higher risk, pro-cyclical stocks outpaced consumer-related segments of the market.

Country results were broadly higher, with 21 out of 24 benchmark countries advancing. Poland led market participants with a greater than 50% advance, followed by Hungary, Chile and China which were each up north of 30%. Meanwhile, new benchmark addition, Pakistan, was lower by 21% followed by double-digit declines in Qatar and Egypt. Sector results were higher across the board, but there was a large divergence in returns. Information technology advanced over 40%, followed by greater than 20% increases in pro-cyclical segments of the market, including real estate, materials, financials and energy. Conversely, consumer-related segments, including consumer staples and health care, were up low-single-digits for the reporting period.

Portfolio Review

The Fund’s performance compared to the benchmark was primarily the result of sector allocation decisions, given the strategic focus on consumer-related segments which trailed their non-consumer-related counterparts during the reporting period. In addition, we believe the focus on higher-quality securities and a modest reduction in forecast risk offset results given the strong rally in the market.

During the twelve-month period, the industrials sector contributed to results, thanks exclusively to the investments in the airline industry. Bottom-up stockpicking in health care and consumer discretionary sectors also outpaced the benchmark. Conversely, a relative underweight and more conservatives stockpicking in information technology, the top performer in the benchmark index, offset results, as did more conservative stock selection in financials and telecommunication services. From a country standpoint, South Africa was the top performer, followed by bottom-up selections in Brazil and Russia. Meanwhile, Taiwan was the chief source of country underperformance during the reporting period, followed by South Korea and China.

Outlook

We maintain a favorable viewpoint on emerging market equities as we believe prior investor skepticism is gradually turning toward optimism, consistent with past earnings-led market cycles. We believe that expectations of a near 25% earnings growth for 2017 and a valuation level which is attractive both relative to history as well as developed markets will continue to draw investor attention. Our belief is the recent spike in energy prices is likely to subside, and the secular growth in the emerging markets consumer industry should continue to propel the asset class higher.

We continue to construct the Fund’s strategy on a bottom-up basis with conviction at the stock level. We believe investment results will be supported by earnings growth in consumer-related stocks and that our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

Annual Report	| September 30, 2017	41

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	16.97%	2.28%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	10.54%	0.25%
AllianzGI Emerging Markets Consumer Fund Institutional Class	17.37%	2.65%
MSCI Emerging Markets Index	22.46%	5.89%
Lipper Emerging Markets Funds Average	20.07%	4.20%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 38.81% for Class A shares and 2.00% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

China	23.0%
Korea (Republic of)	16.6%
Hong Kong	9.9%
United States	9.2%
India	6.6%
Japan	6.1%
Taiwan	5.5%
Russian Federation	4.3%
Other	16.3%
Cash & Equivalents — Net	2.5%

42	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,113.80	$1,115.30
Expenses Paid During Period	$8.21	$6.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,017.30	$1,019.05
Expenses Paid During Period	$7.84	$6.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	43

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2016 through September 30, 2017, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 6.41%, outperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Index (the “benchmark”), which returned 5.66%.

Portfolio Review

Over the reporting period, the emerging markets (“EM”) hard currency sovereign debt universe posted a 4.61% return and hard currency corporate debt posted a 5.82% return. Relative to the US dollar, emerging markets local currencies saw a positive performance of 7.32% for the period. US dollar weakness contributed meaningfully to EM local currency returns during the reporting period. Our weighting in local currencies throughout the reporting period averaged 5.1%, beginning the reporting period with a weighting of 4.1% and closing at 10.2%, contributing 49 basis points to the Fund’s returns. As we were underweight the Local Currencies and Foreign Exchange (“LCFX”) markets versus the maximum suggested 20% allocation, the Fund did not benefit as much in the appreciation of this sub-asset class as perhaps it could have.

The LCFX markets saw volatility and outflows in the period immediately following Trump’s election, suffering a 7.7% down trade in the JP Morgan Government Bond Index-Emerging Markets (“GBI-EM”) during November 2016. However, the sell-off was short lived and inflows and a market rally ensued from December onward. Inflows in local markets year-to-date (“YTD”) through September 28, 2017 totaled US$ 34.1bn. The hard currency asset class had attracted +$57.6bn YTD during that time period.

Over the reporting period, emerging markets asset prices were supported by the aforementioned, significant inflows. Improving economic fundamentals in many emerging market economies, upward revisions to Chinese and other developing markets Gross Domestic Product (“GDP”) growth expectations, and a continued widening of the differential between emerging markets economic growth and the growth of advanced economies continued to drive investors to the asset class. Inflation has generally remained subdued, across emerging market economies. This is despite the rebound in commodities during the reporting period, a period in which Brent oil prices gained more than 17%, closing at $57.74/bbl., and in which copper rallied by more than 33%. We believe EM policy makers have had room to cut local rates, stimulating growth and continued investment in these markets.

Against this backdrop, the spread of the sovereign index compressed by -49 basis points during the reporting period, and has followed a downward trend line, following an initial negative hiccup on the back of the US presidential elections. Markets had initially widened by 50 basis points on the announcement of Trump’s victory.

Corporate assets saw even greater spread tightening than sovereigns during the reporting period with the JP Morgan Corporate Emerging Markets Broad Diversified Index (“CEMBI-BD”) tightening by -84 basis points. Similar to sovereigns, there was an initial, albeit less dramatic, spread widening of +27 basis points on the back of US election results, followed by a general tightening trend thereafter. Perhaps more impressively, in emerging markets corporates, such tightening occurred in the face of record new issuance in 2017 through the end of September. Gross corporate new issuance is projected to come in at $440bn by JP Morgan, through year end. Asian issuance, at $229bn through September, accounted for the bulk of YTD issuance. Chinese issuance (at $149bn with Hong Kong contributing an additional $20bn) accounted for the lion’s share of this figure. Perhaps more significantly, net new issuance was estimated at $110bn through September and is projected to end the year at approximately that level. Net new issuance away from the Asian region has been essentially flat this year. With Asian issuance being easily absorbed locally, we believe this has left the secondary market with light supply, creating a well bid secondary market and the resultant significant spread tightening in the asset class.

Within hard currency sovereigns, the investment grade component of the EMBIG-D returned +2.41% during the twelve months ended Sept. 30, 2016, whereas the high yield component returned +7.05%. On a regional basis, Africa saw the largest gains (+7.88), followed by the Middle East (+7.11%), Europe (+4.82%), Latin America (+4.42%), and Asia (+2.79%).

Unsurprisingly, within the EMBIG-D index, commodity exporting regions tended to fare well. Africa benefited not only from its commodity exposure, but from an increased risk appetite and scarcity of product. Ukraine and Argentina were two countries which saw significant performance (Ukraine being the top performing country in the index) recovering following restructurings, fiscal/economic reform programs, and increased investor demand for these assets. Mexico, Ecuador and Brazil also made the top-five performers list, with Brazil seeing recovery as the Lava Jato scandal moved further back in the rear view mirror. Only five countries in the index managed to return negative performance during the period, three of those detracting less than a combined -1 basis points. Venezuela was the worst performer, returning -21basis points, as reserves continued to dwindle and amidst rapidly deteriorating economic and political landscapes.

Within our portfolio, positive contributions were derived from all sub-strategies over the year. The Corporate strategy led with high yield assets outperforming as fundamentals improved and risk appetite was renewed. Sovereign/Quasi-Sovereign holdings were the next best performers, followed by Local Currency holdings, positions in our Momentum strategy, Arbitrage positions and our Income strategy, which focuses on shorter duration assets. Given the nature of a rallying market, positioning in the Income strategy were light, averaging 1% during the reporting period.

Within Corporates, our regional baskets (Central & Eastern Europe, Middle East, Africa, Latin America, and Asia) Latin America was the largest contributor to returns accounting for just over half of the corporate return contribution. Brazilian holdings were the outsized contributors with commodity credits yielding much of the performance. Argentine holdings were the next best contributors within the region. Within CEEMEA, Russia was the best performer as oil assets rallied and technicals remained strong given the limited supply in the secondary and lack of new issuance due to sanctions. Turkey provided the second highest returns in the region, and our portfolio benefited from diversified holdings in the country. Commodity producing countries: Nigeria, South African and Kazakhstan were our next best performers as energy and commodity credits, as well as financials, benefited from the rebound in oil and other commodities in 2017.

44	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Within Asia, as with other regions, performance was largely driven by high yield holdings. Indonesia led the way with coal producer Indo Energy Finance being the best performer, as bonds which started the period trading at a price of 87.75 were called during May at par. Property developers contributed substantially to the overall returns in China. Not all credits were positive contributors in the region, with holdings in commodity names: Vedanta Resources and Noble Group being the largest negative contributors to returns. On an industry basis, government holdings were the top performers within the portfolio, followed by energy, financial and basic materials. Positions in the technology and diversified sectors were minor detractors to returns, combining to yield -8 basis points of negative performance.

The ratings of the overall Emerging Market sovereign index remained high yield (BB+) during the reporting period, therefore, it is unsurprising that our portfolio had a high yield weighting skew and the portfolio generated the bulk of Alpha within these holdings.

Within our Sovereign Strategy, CEEMEA provided the greatest source of Alpha with Ukraine, Nigeria, Iraq and Angola topping returns. The LATAM region was our next best performer led by positions in Argentina. With the Macri administration in place and reform underway, Argentina was our top weighting and subsequent best performer in our sovereign holdings.

Within our Income Strategy, Eurochem Mineral & Chemical Co, in Russian and Akbank in Turkey were our best performers.

Momentum positions and Arbitrage positions contributed modestly over the year, adding +42 basis points and +24 basis points, respectively, to the Fund’s overall performance. Within Momentum, positions in Argentina and Colombia provided the greatest sources of Alpha.

Outlook

In both the volatile trading period of the reporting year ended September 30, 2016, and in the reporting year ending September 30, 2017, a year characterized by a more consistent rally in the EM asset class, we believe our flexible approach to investment has provided us the ability to generate positive returns. We believe this management style has provided us with the opportunity to outperform our blended benchmark as well as the returns in the referenced hard currency sovereign and corporate fixed income indices. It is important to note that while a blended benchmark is offered for relative comparison, the fund is managed on a total return, rather than a benchmark basis.

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	6.41%	4.64%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	2.41%	3.33%
AllianzGI Emerging Markets Debt Fund Class C	5.64%	3.88%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	4.64%	3.88%
AllianzGI Emerging Markets Debt Fund Class P	6.55%	4.79%
AllianzGI Emerging Markets Debt Fund Institutional Class	6.66%	4.90%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI-EM Index	5.66%	4.57%
Lipper Emerging Market Hard Currency Debt Funds Average	6.83%	4.41%

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.34% for Class C shares, and 1.40% for Class P shares and 1.40% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Annual Report	| September 30, 2017	45

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

Argentina	10.1%
Russian Federation	9.1%
China	6.6%
Brazil	6.2%
Indonesia	6.0%
Mexico	5.0%
Turkey	3.8%
Nigeria	3.3%
Other	48.3%
Cash & Equivalents — Net	1.6%

Moody’s Ratings* (as of September 30, 2017)

* As a percentage of total investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,045.00	$1,041.40	$1,045.70	$1,045.90
Expenses Paid During Period	$6.20	$10.03	$5.38	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.00	$1,015.24	$1,019.80	$1,020.31
Expenses Paid During Period	$6.12	$9.90	$5.32	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

46	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2016 to September 30, 2017, as provided by Jie Wei, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 21.19%, outperforming the MSCI Emerging Markets Small Cap Index (the “benchmark”), which returned 14.89%.

Market Overview

During the reporting period, the emerging market rebound, which began in early 2016, continued as the benchmark was positive in 9 out of 12 months, driven by double-digit earnings growth and improving sentiment.

Initially, the benchmark was negative in the October 2016 to December 2016 time period, as emerging market small-cap equities trailed their emerging large-cap counterparts. In addition, the unforeseen Trump Presidential victory in November 2016 suggested a greater likelihood of rate hikes and concerns of more protectionist policies which could slow growth in emerging markets. The rally was back to begin the calendar year, with nine consecutive months of outperformance for the benchmark index from January to September as emerging markets collectively outpaced their developed market peers due to robust growth expectations. Energy and commodities rebounded toward the latter portion of the reporting period as the demand for oil surged, fueled in part by a weaker US dollar. In this environment, higher risk, pro-cyclical stocks were among the top performers for the benchmark index.

Country results were mostly higher, with 17 out of 24 countries posting gains. Greece was the top performer with a 66% gain, followed by greater than 50% advances in the Czech Republic, Brazil and Poland. Meanwhile, Qatar declined 20% as investors sold shares and new benchmark addition Pakistan declined 18.7%. Sector results were broadly higher, with 10 out of 11 sectors advancing. Information technology was the top performing benchmark sector with a 31% advance, followed by greater than 20% gains in energy, financials and real estate. Conversely, healthcare was the only sector with negative returns, posting a 4.5% decline during the reporting period.

Portfolio Review

The Fund outpaced the benchmark thanks to a combination of bottom-up stock selection and positive country and sector allocation decisions.

During the reporting period, energy was the top performer thanks to strong stockpicking. Bottom-up selections in industrials and utilities outpaced the benchmark and a meaningful underweight to the health care sector proved advantageous. Conversely, more conservative stockpicking in real estate and consumer discretionary sectors offset results during the reporting period. From a country perspective, South Korea, Greece, Indonesia and Turkey topped the benchmark, each thanks to positive bottom-up stock selection. Meanwhile, a relative underweight allocation to India detracted from performance as did selections in Chile and Russia.

Outlook

We maintain a favorable viewpoint on emerging market equities as prior investor skepticism is gradually turning toward optimism, consistent with past earnings-led market cycles. We believe we can expect a near 25% earnings growth for 2017 and a valuation level which is attractive both relative to history as well as developed markets will continue to draw investor attention. Lastly, we believe the greater levels of inefficiencies in emerging markets small cap equities bode well for our active approach.

We continue to construct the Strategy on a bottom-up basis with conviction at the stock level. We believe investment results will be supported by earnings growth and our behavioral finance-focused investment process and focus on higher quality securities with attractive company fundamentals will be a driver of returns for the coming quarters.

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	21.19%	7.98%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	14.52%	5.84%
AllianzGI Emerging Markets Small Cap Fund Institutional Class	21.69%	8.34%
MSCI Emerging Markets Small-Cap Index	14.89%	5.08%
Lipper Emerging Markets Funds Average	20.07%	4.20%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 6.71% for Class A shares and 4.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Annual Report	| September 30, 2017	47

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

Taiwan	17.8%
China	15.2%
Korea (Republic of)	14.3%
India	10.6%
Hong Kong	7.5%
Thailand	6.3%
Turkey	4.1%
Poland	4.1%
Other	18.4%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,098.70	$1,100.70
Expenses Paid During Period	$9.73	$7.90

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,015.79	$1,017.55
Expenses Paid During Period	$9.35	$7.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

48	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Christian McCormick, Senior European Inter-Regional Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned 18.19%, underperforming the MSCI Europe Index (Net) (the “benchmark”), which returned 22.30%.

Market Overview

European equities delivered strong absolute results over the 12-month period. In US dollar (“USD”) terms, returns were additionally boosted by the USD to euro (“EUR”) exchange rate development. Sentiment was boosted by signs that the Eurozone recovery was firmly on track. Emmanuel Macron’s decisive victory in France’s presidential elections also helped to dispel fears of a break up in the European Union (“EU”). The European Commission’s economic sentiment index rose to a 10-year high in September 2017. On a country level, sentiment indicators for Germany, France, Italy and Spain all have risen simultaneously and are now at or close to new highs confirming the breadth of the recovery. Not only has the macroeconomic backdrop continued to gain strength, 2017 also marked a notable change at the company level with European companies going through a streak of strong results. Earnings have beaten expectations for four quarters in a row. The European Central Bank (“ECB”) kept interest rates on hold throughout the 12-month period. It reduced the size of its monthly asset purchases in December 2016. In September 2017, ECB president Mario Draghi signaled to further scale back the ongoing asset-purchase program, although he admitted that the recent strength of the euro was a source of “uncertainty”. United Kingdom (“UK”) economic activity slowed but inflation reached a four-year high of 2.9% in August 2017. This prompted the Bank of England to indicate it was close to raising interest rates. Prime Minister Theresa May attempted to accelerate progress in the Brexit negotiations, proposing a two-year transition period during which the UK would continue to meet its budget obligations and abide by EU laws.

Portfolio Review

The Fund achieved a strong absolute return over the course of the reporting period but lagged the broader European equity market as represented by the benchmarks. The post US-election rally triggered an indiscriminate rotation out of high-dividend and bond-proxy assets and into the cyclical sectors on an expectation of a quick and successful implementation of business-friendly policies. The constructive outcome of the French elections then caused another strong risk-on move. Relative performance of the strategy consequently was under pressure in the fourth quarter of 2016 and early 2017. In our opinion this performance pattern is not unusual in the early days of an uptick on markets, the strategy tends to lag as driven by improving top-down expectations and investors more indiscriminately drive the market higher or even show a preference for the more risky, lower quality and more cyclical areas of the market. After such a first move, we believe investors tend to shift from pure hope back to fundamentals, which is when those companies which are actually able to deliver on numbers start to outperform. This later stage of a rally, which usually is a good environment for the strategy given the strong focus on companies which are able to sustainably pay and grow their dividends, came into place with the second quarter reporting season and the strategy saw a strong recovery in relative performance. Over the course of the reporting period, sector positioning was a positive contributor due to the overweight in financials and the underweight in consumer staples and healthcare. In contrast to that, stock selection was a major detractor, in particular within financials, consumer discretionary and industrials. On single stock level, the strongest detractors were the positions in SES, a world-leading satellite operator from France, and in UK tobacco and consumer goods company Imperial Brands.

Outlook

We continue to believe that Europe is being mistreated by investors. In contrast to all the underlying positives, in our view European equities continue to appear unloved and under-owned. Quite a few strategists have moved Europe to the top of their recommendation lists more recently, given the positive and brightening macroeconomic and company news flow. However, the outflows experienced during and after the crisis nearly ten years ago have never really returned. Relative valuations such as price-to-earnings or price-to-book ratios, or even share of world market cap, remain on levels below past recession periods in the early 90s and early 2000s. Dividend yields in Europe are the highest amongst the regions – another valuation indicator that we believe suggests a discount. At the same time, earnings growth estimates remain on a multi-year high. The move in the euro so far is expected to shave off only a minor part of the positive earnings development. We believe we might experience a double support for European equities, a combination of two powerful drivers for stock market performance: rising multiples as investors are prepared to remove some of the risk discount formerly applied to European equities, plus support from companies’ earnings.

Annual Report	| September 30, 2017	49

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	18.19%	5.79%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	11.69%	3.56%
AllianzGI Europe Equity Dividend Fund Class C	17.25%	4.99%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	16.25%	4.99%
AllianzGI Europe Equity Dividend Fund Class P	18.32%	5.92%
AllianzGI Europe Equity Dividend Fund Institutional Class	18.50%	6.05%
MSCI Europe Index (Net)	22.30%	6.45%
Lipper European Region Funds Average	15.31%	5.14%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 9.51% for Class A shares, 10.14% for Class C shares, 9.11% for Class P shares and 9.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United Kingdom	29.7%
France	18.6%
Spain	10.6%
Germany	10.6%
Netherlands	9.4%
Norway	5.7%
Italy	3.8%
Sweden	2.2%
Other	2.4%
Cash & Equivalents — Net	7.0%

50	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,140.30	$1,135.90	$1,140.90	$1,141.10
Expenses Paid During Period	$6.44	$10.33	$5.53	$4.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.05	$1,015.39	$1,019.90	$1,020.51
Expenses Paid During Period	$6.07	$9.75	$5.22	$4.61

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.93% for Class C, 1.03% for Class P and 0.91% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	51

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2016 through September 30, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 12.01% outperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 10.89%.

Market Overview

The twelve-month period was dominated by the US election in November 2016, which in part helped lay the groundwork for the rally in global equities that persisted throughout the remainder of the period. In the immediate aftermath of the election, markets seemed to raise expectations that the incoming administration would adopt a pro-growth policy stance and pass market friendly reforms with respect to healthcare and tax policy. Such heightened expectations were set against a backdrop of optimism for the global economy as GDP in both developed and emerging countries expanded at a pace slightly above potential growth. For the period, global equities gained 19.5% (as measured by the MSCI All Country World Index) and were led by emerging markets which gained 26.0% in US dollar terms.

Global equities and risk assets generally rallied despite of the US Federal Reserve (“Fed”) finally embarking on a monetary tightening cycle, raising rates three times and signaling an additional hike to come by the end of 2017. The Fed also announced that it would start to unwind its accumulated $4.5 trillion in US Treasuries and mortgage-backed securities. While the European Central Bank (“ECB”) and the Bank of England (“BoE”) remained on the sidelines in terms of tightening, both indicated that they would soon join: the ECB maintained its stimulus but reduced the size of its monthly purchases and announced that it would further scale back its asset purchase program. Towards the end of the period, the BoE indicated that it was close to hiking rates as well in response to accelerating inflation.

Strong global growth combined with the Fed’s hiking cycle had a relatively modest impact on global bond yields. Across developed countries, 10-year government bond yields increased around 65 to 70 basis points (with the exception of Japanese Government Bonds which had a more incremental increase). Emerging market government bonds outpaced developed markets returning more than 8.0% (as measured by the JP Morgan GBI-EM Global Diversified in US dollar terms). In the US, Treasuries lost about 1.6% (as measured by the Bloomberg Barclays Aggregate Bond Treasury TR Index) primarily attributed to longer dated issues in the index.10-year Treasury yields peaked in mid-March 2017 at 2.6% before falling to 2.3% at the end of the period. Apart from government bonds, investment grade and high yield corporate bonds appreciated and had substantially higher returns compared to government bonds.

The period was also characterized, somewhat unexpectedly, by a weak US dollar and strong euro. At the start of the period, the consensus market expectation was for the US dollar to strengthen against a basket of currencies in response to higher US interest rates and stable growth. The euro strengthened despite political noise surrounding a series of key elections in the Netherlands, France and Germany. The British pound also rallied against the US dollar in part due to solid macroeconomic fundamentals and higher than expected inflation. Many commodity prices fell during the period including precious metals and energy.

Portfolio Review

Overweights to global equities including emerging markets provided a tailwind to performance during the period. Selection in equities also contributed to performance as the Best Styles strategy outperformed its benchmark. The Fund also benefitted from its exposure to emerging market bonds and US high yield. The Fund’s underweight to US Government debt beginning in November 2016 detracted during the period, as rates remained in a range but ultimately declined during the first nine months of 2017. The activity in currencies also detracted from the final result.

At the end of the twelve-month period, the Fund maintained a modest underweight position in US government bonds (duration weighted) and an overweight to global equities including Emerging Markets, against a backdrop of favorable trend and fundamental views across risk assets.

Outlook

Looking ahead, while political noise in developed markets has been a persistent distraction during the past twelve-months with elections in the United States, France, the Netherlands and Germany garnering investors’ attention, we believe the election calendar should be less of a focus for markets during the next twelve-months. However, emerging markets will experience several political events, including the Communist Party Congress in China in October 2017 and presidential elections in Brazil and Mexico that may lead to higher volatility.

Stepping back, the second quarter of 2017 was the strongest for global economic growth in seven years. We believe that the global economy will continue to expand at above potential growth through year-end, although the data suggest momentum is beginning to slow. Nevertheless, we believe the broader picture is supportive of risk assets as both economic and corporate profits growth are increasing. Even taking into account the promises developed-country central banks have made to slowly withdraw monetary stimulus, in the context of continued macroeconomic improvements, tighter monetary policy may not necessarily be an impediment to further equity price appreciation. We believe investors’ low expectations of meaningful policy reform will also impact markets: in the US, while equities gained on the tax reform proposal that Republicans delivered at the end of the twelve-month period, we perceive the market as having assigned very low probability to a tax package getting enacted before the 2018 mid-term elections. We see few catalysts for a meaningful decline in markets in the near term. As such, we remain overweight global equities and risk assets generally, underweight the US dollar and roughly neutral on global bonds heading into the next twelve months.

Certain changes to the Fund’s investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

52	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	12.01%	6.01%	10.04%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	5.85%	4.81%	9.31%
AllianzGI Global Dynamic Allocation Fund Class C	11.14%	5.19%	9.22%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	10.14%	5.19%	9.22%
AllianzGI Global Dynamic Allocation Fund Class R	11.63%	5.74%	9.77%
AllianzGI Global Dynamic Allocation Fund Class P	12.18%	6.18%	10.24%
AllianzGI Global Dynamic Allocation Fund Institutional Class	12.27%	6.29%	10.35%
AllianzGI Global Dynamic Allocation Fund R6	12.39%	6.39%	10.46%
AllianzGI Global Dynamic Allocation Fund Administrative Class	11.99%	6.02%	10.08%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	10.89%	7.00%	9.12%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	3.99%
MSCI ACWI	18.65%	10.20%	12.21%
Lipper Alternative Global Macro Funds Average	6.10%	2.76%	6.37%

† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.78% for Class A shares, 2.74% for Class C shares, 2.30% for Class R shares, 1.52% for Class P shares, 1.50% for Institutional Class shares, 1.41% for Class R6 shares and 1.94% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.02% for Class A shares, 1.79% for Class C shares, 1.39% for Class R shares, 0.85% for Class P shares, 0.75% for Institutional Class shares, 0.75% for Class R6 shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	62.3%
Japan	4.6%
Canada	4.0%
United Kingdom	3.5%
Supranational	3.2%
France	3.1%
China	2.5%
Germany	2.0%
Other	14.5%
Cash & Equivalents — Net	0.3%

Annual Report	| September 30, 2017	53

Unaudited

AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,078.30	$1,074.50	$1,076.70	$1,079.60	$1,079.60	$1,079.80	$1,078.70
Expenses Paid During Period	$5.05	$9.05	$6.98	$4.17	$3.65	$3.65	$5.05

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,020.21	$1,016.34	$1,018.35	$1,021.06	$1,021.56	$1,021.56	$1,020.21
Expenses Paid During Period	$4.91	$8.80	$6.78	$4.05	$3.55	$3.55	$4.91

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.97% for Class A, 1.74% for Class C, 1.34% for Class R, 0.80% for Class P, 0.70% for Institutional Class, 0.70% for Class R6 and 0.97% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

54	September 30, 2017 |	Annual Report

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AllianzGI Global Fundamental Strategy Fund

For the period October 1, 2016 through September 30, 2017, as provided by Neil Dwane, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 7.34%, outperforming the USD Overnight LIBOR (the “benchmark”) which returned 0.85%.

Market Overview

Global equities had a weak start to the 2016 business year but rallied sharply over the twelve-month period ended September 30, 2017. Growing optimism about the outlook for the global economy helped many markets touch record highs, although heightened geopolitical concerns caused the rally to fade in the closing months of the twelve-month period. Financials stocks led the advance with information technology companies surging too. In contrast, stocks in defensive, high yielding sectors, like consumer staples and telecommunications, lagged the broader market.

Global government bonds recorded negative returns as accelerating global growth raised fears of higher inflation and interest rates. In contrast, corporate bonds generally rose as credit spreads tightened. High-yield bonds delivered strong returns, helped by optimism over company profits and their higher coupons, which helped to protect them against rising yields.

Emerging market equities and bonds delivered robust results over the period, outpacing most developed markets. The MSCI Emerging Markets Index touched its highest level in three years in mid-September 2017 and all regions rose, with Asian equities rallying the most, followed by Latin America and Eastern Europe. Both US dollar-denominated and local currency bonds recorded positive returns. All regions gained.

Portfolio Review

A framework based on investment themes was established and developed in the Fund this year, with all investments being categorized into one of these 6 themes: Hunt for Income, Structural Growth, Real Assets, Winners from Disruption, Oil & Energy and Infrastructure & Defense. Cash continues to be used for tactical investments in shorter term opportunities and to steer portfolio volatility ensuring that this remains within the range set for the Fund.

During this period, diversification in the Fund has been broadened, making the Fund more robust and stabilizing performance so that there have been no major set-backs this year.

At the end of the period, the Fund held 43% equities, 54% bonds and 3% cash and derivatives.

Outlook

Looking ahead, we believe the Fund is well positioned to perform around the many conundrums currently facing global markets. One key conclusion from our semi-annual Investment Forum that took place in early September 2017 is that investors still must take some risk to earn some return, with interest rates still not too far from the zero bound. At the same time though, opportunities carrying reasonable risk are getting harder to find. Many assets are near record highs and at peak liquidity. Moreover, geopolitical risk is the top concern for investors according to our new RiskMonitor 2017 survey. We believe at the macro level, the global economy has moved away from a synchronized upturn and productivity growth is slowing, showing no sign of turning around. Yet, we believe the “great unwinding” is imminent. We believe central banks are preparing investors for tighter money conditions while, admittedly, grappling with the big question of whether inflation is misunderstood and mis-measured. As the US Federal Reserve raises rates, we expect risky assets may pull back. But if reflationary policies work, select sectors and companies may begin to outperform. As for the challenge of declining productivity, there is no easy fix as we believe it is largely driven by the demographic “time bomb” of our aging society. We believe corporate and government leaders who tackle this challenge through disruptive innovation, research and development will make all the difference. We believe the Fund is well positioned to capitalize on these secular and cyclical trends with its global and thematic focus, and by taking full advantage of a wide array of asset classes and financial instruments.

Annual Report	| September 30, 2017	55

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AllianzGI Global Fundamental Strategy Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	7.34%	4.34%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	1.43%	2.96%
AllianzGI Global Fundamental Strategy Fund Class C	6.53%	3.54%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	5.53%	3.54%
AllianzGI Global Fundamental Strategy Fund Class P	7.46%	4.48%
AllianzGI Global Fundamental Strategy Fund Institutional Class	7.65%	4.60%
USD Overnight LIBOR	0.85%	0.34%
70% MSCI ACWI, 30% Bloomberg Barclays Global Aggregate Bond Index	12.35%	7.36%
USD Overnight LIBOR + 4%	5.01%	4.49%
Lipper Absolute Return Funds Average	4.27%	2.74%

† The Fund began operations on July 1, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2013.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.28% for Class A shares, 2.99% for Class C shares, 1.97% for Class P shares and 1.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.12% for Class A shares, 1.87% for Class C shares, 0.97% for Class P shares and 0.87% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	29.4%
United Kingdom	10.8%
Japan	6.3%
Argentina	5.0%
Mexico	4.0%
Germany	4.0%
Indonesia	3.5%
France	3.1%
Other	24.7%
Cash & Equivalents — Net (including Options Purchased & Options Written)	9.2%

56	September 30, 2017 |	Annual Report

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AllianzGI Global Fundamental Strategy Fund (cont’d)

Moody’s Ratings* (as of September 30, 2017)

* As a percentage of fixed-income investments. Credit ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Securities not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,055.70	$1,051.60	$1,056.60	$1,057.10
Expenses Paid During Period	$5.72	$9.57	$4.95	$4.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.50	$1,015.74	$1,020.26	$1,020.76
Expenses Paid During Period	$5.62	$9.40	$4.86	$4.36

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.11% for Class A, 1.86% for Class C, 0.96% for Class P and 0.86% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2017	57

Unaudited

AllianzGI Global High Yield Fund

From inception on May 3, 2017 through September 30, 2017, as provided by David Newman, Portfolio Manager.

Fund Insights

For the period from inception on May 3, 2017 through September 30, 2017, Institutional Class shares at net asset value (“NAV”) of the AllianzGI Global High Yield Fund (the “Fund”) returned of 2.96%, performing in line with the BofA Merrill Lynch Global High Yield Constrained Index USD Hedged (the “benchmark”), which returned 2.94%.

Market Overview

The global high yield market got a boost due to strong corporate earnings results so far in 2017, along with G4 central banks providing dovish monetary policy outlook on the back of persistently low inflation data. We had brief bouts of volatility in August 2017 due to geo-political risks arising with North Korea, oil-price volatility, higher than expected primary market issuance and the impact of Hurricane Harvey on the economy but these were short-lived as the market rebounded in September 2017 predominantly due to President Trump’s proposed tax cut plan.

By region, Europe was the best performer as European economic growth surprised to the upside. Euro-denominated credit had a 3.68% of total return hedged to the US dollar (“USD”), outperforming USD credit return of 2.95% and pound-denominated credit return of 2.83% (hedged to the USD).

There was a quality bias within spreads as the BB portion of the benchmark hedged to USD gained 3.28% compared to a return of 2.56% for B-rated issues and 3.01% for CCC and lower issues. Lastly, from a primary market issuance perspective, the use of proceeds for global high-yield issuers for refinancing purposes was at 65% in the third quarter, pushing out the wall of maturities further into 2021 and 2022.

Portfolio Review

Sector decisions had a positive contribution overall with significant contributions coming from an overweight in metals & mining and an underweight in retail where we continue to be cautious given the ongoing headwinds in that sector. Security selection among industries such as telecommunications, automotive and services tended to be positive over the period while issuer selection among cable/satellite, healthcare and banking had an offsetting negative impact.

In terms of rating selection, we continue to find B rated issues to be in the sweet spot as they provide additional yield if we remain in a moderate growth environment, while providing a spread cushion in the event of a rise in yields. Since inception, our preference for B versus BB rated issues had a small negative impact on the Fund’s returns. Lastly, an exposure to BBB issues was modestly positive, as was a small overweight to CCC rated issues, and the net contribution from rating decisions was only marginally negative.

Regional market selection had a small positive impact overall as we were overweight among EUR-denominated credits which outperformed USD-denominated credits where we were underweight. The decision to be underweight emerging-market issues was positive overall, but gave back some of its gains later in the period.

Outlook

As we assess the fundamentals for the asset class going forward, it is important to note that the primary driver of high-yield performance has always been economic growth. Our proprietary model of leading indicators is forecasting a favorable global economic growth environment which we interpret to be supportive for leveraged companies. While global central banks are looking to unwind existing quantitative-easing programs, we expect them to normalize monetary policy gradually by reducing the size of balance sheets and slowly raising interest rates.

These positive fundamental backdrops have reduced par-weighted default-rate expectations for 2018 to around 2% globally which is in-line with the median and well below the 20 year average of 4.10%. By Region, the US is expected to be close to 1.70%, Europe around 1.40% and Emerging markets is about 3.60%. If we exclude Petroleos de Venezuela (PDVSA), which we view as a binary event, the expected default rate drops materially to 1.10% in 2018. By rating, there is a large jump from single B (0.60%) to CCC (16.80%), but these are still below average long-term historical rates.

While we do not expect spreads to tighten further, we expect the global high-yield asset class to provide returns close to yield, which is still attractive against other fixed-income alternatives for long-term investors in the current low-yield environment. We believe the fundamentals of a growing global economy, low expected default rates and relatively accommodative monetary policy globally will continue to provide a positive backdrop for global high-yield companies.

58	September 30, 2017 |	Annual Report

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AllianzGI Global High Yield Fund (cont’d)

Cumulative Total Return for the period ended September 30, 2017

Since Inception†
AllianzGI Global High Yield Fund Institutional Class	2.96%
AllianzGI Global High Yield Fund Class P	2.91%
BofA Merrill Lynch Global High Yield Constrained Index	2.94%
Lipper High Yield Funds Average	2.59%

† The Fund began operations on May 3, 2017. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2017.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.02% for Class P shares and 1.92% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least June 30, 2018. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares and 0.70% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated May 3, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	53.9%
United Kingdom	7.5%
Netherlands	5.6%
Luxembourg	4.3%
Italy	3.3%
Canada	3.1%
Brazil	2.8%
Spain	2.0%
Other	14.5%
Cash & Equivalents — Net	3.0%

S&P’s Ratings* (as of September 30, 2017)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Annual Report	| September 30, 2017	59

Unaudited

AllianzGI Global High Yield Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class
Beginning Account Value (5/3/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,029.10	$1,029.60
Expenses Paid During Period	$3.32	$2.91

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,021.06	$1,021.56
Expenses Paid During Period	$4.01	$3.51

* The Fund commenced operations on May 3, 2017. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning April 1, 2017. If the Hypothetical expense example had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,017.26 and $3.32, respectively, for Class P and $1,017.67 and $2.90, respectively, for Institutional Class.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P and 0.70% for Institutional Class), multiplied by the average account value over the period, multiplied by 150/365 for the Actual example and 183/365 for the Hypothetical expense example.

60	September 30, 2017 |	Annual Report

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AllianzGI Global Sustainability Fund

For the period October 1, 2016 through September 30, 2017, as provided by the Global Equity Team.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned 14.94%, underperforming the MSCI ACWI (the “benchmark”), which returned 18.65%.

Market Review

Over the twelve-month period, equity markets have risen to new highs. However, the journey has been far from serene.

President Donald Trump’s surprise election in November 2016 jump-started US stocks, particularly in lower quality sectors of the market. Since then, company earnings have pushed major indices to new highs, despite two major hurricanes and waning enthusiasm for the administration.

European markets have risen steadily. Euro-zone GDP has expanded by 2.3% year-on-year, while the elections of Emmanuel Macron and Angela Merkel in France and Germany respectively, have reassured those worried about political stability.

Meanwhile, the UK continues to deal with the consequences of the Brexit vote. While economic collapse has not ensued, a weaker sterling has pushed inflation to 2.9%, fueling wider economic uncertainty.

Asian markets have also posted strong gains. Despite heightened tensions around North Korea, economic expansion in Japan and China suggests the outlook for the area remains positive.

Portfolio Review

A key factor in the Fund’s underperformance was the US market’s violent rotation away from quality growth stocks in the fourth quarter of 2016, following President Donald Trump’s election. However, stock selection in financials and consumer staples has helped boost performance.

Citigroup in particular has delivered the best returns, as the market appreciates its improved internal discipline and stable profitability, at the same time as the Federal Reserve (Fed) raises rates.

Visa has also boosted performance. Since completing the acquisition of Visa Europe, the company has been able to make a number of profitable cost synergies, beating analyst estimates and boosting its 2017 revenue growth target to 20%.

The Fund has also benefited from its overweight to technology stocks like Keyence, a producer of machine vision systems.

Despite our overall underweight to Consumer Discretionary stocks, WPP plc, a British multinational advertising and public relations company, has been the portfolio’s worst performer. The company saw second quarter net sales come in at -1.7% versus the expected 0% and reduced its fiscal year net sales outlook from 2% to 0-1%. On balance, we believe the shares have been overly punished and fail to account for WPP’s strong position in digital and data-driven communications.

Nielsen has also underperformed this year. Yet, while ‘Buy’ performance in the US is weak, the rest of the company has a strong footing in Emerging Markets. Alongside its dominant market share, Nielsen’s resilient pipeline of digital innovation should stand it in good stead.

Outlook

We believe equity markets are currently priced for a pick-up in global growth, and rising expectations for delivery on US tax reform are supporting this enthusiasm. However, while the economic data remains favorable, we believe markets are still not paying much attention to the risks.

We believe the greatest of these is the potential impact from the Fed unwinding its $4.3trn balance sheet. This may also coincide with a change of Fed Chairman. And around the world background geopolitical tensions persist; whether in Spain, North Korea, the UK or the US.

In an international comparison, we believe European equities still appear attractively valued and a strong German economy looks set to continue driving the region forward. Yet, while the European Central Bank may be more cautious than its US counterpart, we continue to expect a reduction in bond purchase volumes and a first rate hike in 2018.

In this context, we maintain our preference for quality companies with strong brands, repeatable revenues and market-leading positions. This includes a specific focus on stocks whose strategic use of technology markedly differentiates them from peers, as we believe this continues to be a key driver of growth over the long-term.

Annual Report	| September 30, 2017	61

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AllianzGI Global Sustainability Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	14.94%	7.55%
AllianzGI Global Sustainability Fund Class A (adjusted)	8.62%	5.41%
AllianzGI Global Sustainability Fund Class P	15.13%	7.71%
AllianzGI Global Sustainability Fund Institutional Class	15.25%	7.81%
MSCI ACWI	18.65%	7.55%
Dow Jones Sustainability World Total Return Index	24.13%	7.50%
Lipper Global Large-Cap Growth Funds Average	18.22%	7.61%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 21.49% for Class A shares, 2.94% for Class P shares and 1.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	50.4%
United Kingdom	13.3%
Germany	8.4%
Sweden	5.9%
Spain	4.3%
Japan	4.2%
Switzerland	3.5%
Australia	1.8%
Other	5.9%
Cash & Equivalents — Net	2.3%

62	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,099.80	$1,100.80	$1,101.50
Expenses Paid During Period	$5.74	$4.95	$4.43

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.60	$1,020.36	$1,020.86
Expenses Paid During Period	$5.52	$4.76	$4.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.09% for Class A, 0.94% for Class P and 0.84% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	63

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2016 through September 30, 2017 as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned 8.18%, underperforming the S&P Global Water Index (the “benchmark”), which returned 14.19%.

Market Overview

Global equities rallied sharply over the twelve-month period. Stocks reacted positively to President Trump’s win in the US presidential election, as investors believed he would implement tax cuts and adopt pro-growth policy. Growing optimism around the global economic outlook enabled many markets to reach highs, however heightened geopolitical concerns weighed on optimism causing the rally to come to a close as the reporting period came to a close. Financials stocks led the advance, boosted by rising interest rates. Information technology companies also rallied, supported by strong earnings growth. In contrast, stocks in more defensive, high yielding sectors, such as consumer staples and telecoms, lagged the broader market.

With respect to the water market, we saw water related securities pull back during the first half of the twelve-month period and recover during the first quarter of 2017, with industrial water names continuing to gain strength throughout the second half of the reporting period. Utilities have not experienced growth due to lack of top down investment in water supply as well as rising interest rate expectations and uncertainty around the regulatory cycle in the UK. Utilities outside of the UK began to recover during the second half of the reporting period as we believe the market has now adjusted and addressed the fact that water utilities are growth stocks and will not be negatively impacted to rising rates. We have seen UK utilities continue to suffer due to what we view to be uncertainty around a change in the regulatory cycle as well as market reaction for expectations of rising rates in the UK. We believe fundamentals will outweigh negative sentiment and utilities will continue to recover. In terms of water industrials, we have seen the most strength in water related technology companies as companies in water intensive sectors have begun to recover and companies have started to invest in fixing as well as making basic improvements in overall water efficiency.

Portfolio Overview:

The Fund underperformed the benchmark during the twelve-month period due mainly to struggles during the fourth quarter of 2016 and the Fund’s continued commitment to investing in pure water companies whose focus is to improve water resource management and/or water infrastructure.

Results at the beginning of the reporting period suffered as we saw value securities rally, hurting our growth names. We also saw our European names suffer as the US dollar appreciated post-election. The market reversed in 2017, and our growth names came back into favor. Our best in class industrial names, especially those related to water efficiency, have been particularly strong performers as companies are seeking improved efficiencies. The euro’s record strength during the second half of the reporting period also was beneficial for performance as we shifted the portfolio more heavily toward international names as valuations were more attractive overseas.

The Fund’s pure exposure to the water market detracted from relative returns. We have seen these more pure names, companies whose revenue is primarily generated by water related businesses, underperform against less pure names and non-water names in the benchmark as overall water capex remains low. Despite the lack of pick up in capex, we remain focused on more pure play names as we feel there is immense need for capital expenditures in the space. Once capital expenditures accelerate, we expect our pure names will be the largest beneficiaries and will outpace less pure names in the benchmark.

Outlook

We continue to believe the global water-scarcity threat is increasing and the need to upgrade and replace the aging water infrastructure networks creates a long-term investment opportunity. In order to capitalize on this opportunity, we aim to invest in companies that offer solutions to the scarcity crisis and those that stand to benefit from investments in water infrastructure or water efficiency/quality enhancing measures. We seek to invest, under normal circumstances, at least 80% of the Fund’s net assets in equities that are substantially engaged in water-related activities providing investors with the most pure-play exposure to the theme as possible.

We believe the water-infrastructure theme remains intact and continues to gain attention and attract investments. We believe the industry is increasingly benefiting from technological innovations like real-time monitoring and quality sensors in its networks. Demand for better water infrastructure and clean, potable drinking water in emerging markets remains strong.

64	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	8.18%	9.48%	5.44%
AllianzGI Global Water Fund Class A (adjusted)	2.23%	8.25%	4.81%
AllianzGI Global Water Fund Class C	7.32%	8.64%	4.63%
AllianzGI Global Water Fund Class C (adjusted)	6.32%	8.64%	4.63%
AllianzGI Global Water Fund Class P	8.40%	9.74%	5.68%
AllianzGI Global Water Fund Institutional Class	8.49%	9.82%	5.76%
S&P Global Water Index	14.19%	12.31%	7.52%
MSCI ACWI	18.65%	10.20%	5.36%
Lipper Global Natural Resources Funds Average	5.57%	–0.87%	–3.94%

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.49% for Class A shares, 2.25% for Class C shares 1.24% for Class P shares and 1.21% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.03% for Class C shares, 1.02% for Class P shares, and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United States	36.7%
United Kingdom	11.9%
France	11.0%
Switzerland	10.0%
China	9.2%
Netherlands	3.9%
Finland	3.7%
Japan	2.5%
Other	5.9%
Cash & Equivalents — Net	5.2%

Annual Report	| September 30, 2017	65

Unaudited

AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,103.30	$1,098.60	$1,104.30	$1,104.50
Expenses Paid During Period	$6.49	$10.31	$4.85	$4.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,018.90	$1,015.24	$1,020.46	$1,020.36
Expenses Paid During Period	$6.23	$9.90	$4.66	$4.76

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.23% for Class A, 1.96% for Class C, 0.92% for Class P and 0.94% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

66	September 30, 2017 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned 7.42%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned 9.06%.

Market Overview

The high yield markets advanced over the twelve-month period, rallying alongside stocks which traded at record levels throughout the reporting period.

The unexpected election of President Donald Trump and his pro-growth agenda triggered a rotation into risk assets that persisted throughout the first half of the reporting period. Into period close, the focus returned to tax reform with the release of a Republican-led proposal and the initial response by investors was positive.

Economic statistics also factored into the market’s strength. The unemployment rate fell and housing prices continued their upward trend. Consumer confidence and small business optimism levels remained elevated and key manufacturing and service surveys yielded favorable results. On the other hand, price indexes remained relatively benign. Overall, the trend in economic data reinforced the favorable credit conditions for high-yield bonds.

Credit fundamentals for high-yield issuers displayed sustained improvement with most companies meeting or exceeding expectations. According to BofA Merrill Lynch, net leverage metrics continued to decline and interest coverage ratios increased sequentially during the reporting period. In our view these statistics validated the high-yield market’s performance and below-average default rate.

The high-yield market responded positively to the Federal Reserve’s (“Fed”) decisions and commentary. The central bank hiked the Fed funds rate three times during the reporting period and announced that they would trim their balance sheet holdings starting with a $10 billion reduction in October 2017. Measured policy adjustments by the Fed and constructive monetary policies overseas lent support to the performance of high yield.

Finally, an increased appetite for risk was evident among high yield’s credit quality subcategories as well. For example, over the trailing twelve months CCC rated bonds gained 16.30%, compared to 7.52% and 8.60% for B rated and BB rated bonds, respectively.

Portfolio Review

The Fund participated in the upward move of the high-yield bond market for the twelve-month period, but performance lagged the benchmark return.

The majority of issues in the portfolio ended higher for the reporting period and strength was broad-based across industries. An underweight in CCC-rated bonds held back relative returns as the lowest-quality, most deeply distressed bonds continued to outperform.

Industry allocations that helped relative performance during the period included financial services, chemicals and food & drug retailers. In financial services, issue selection was positive, and in chemicals, issue selection was also positive and a portfolio overweight was additive. In food & drug retailers, a portfolio underweight contributed to relative performance.

Industry allocations that negatively impacted relative performance during the reporting period included telecommunications, aerospace/defense and media. Issue selection was the primary detractor in these three industries.

Outlook

Among fixed-income alternatives, we believe high-yield bonds should contribute from both a diversification and a relative-performance perspective. In our opinion, thus far this year a coupon-like return has been achieved. We believe interest rates should not have a significant impact on the high-yield market given its relative average spread. We believe the Fed path, earnings trends, commodity prices and global growth will all influence the outlook.

Annual Report	| September 30, 2017	67

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	7.42%	4.77%	6.64%	7.31%
AllianzGI High Yield Bond Fund Class A (adjusted)	3.39%	3.97%	6.23%	7.11%
AllianzGI High Yield Bond Fund Class C	6.90%	4.06%	5.90%	6.53%
AllianzGI High Yield Bond Fund Class C (adjusted)	5.90%	4.06%	5.90%	6.53%
AllianzGI High Yield Bond Fund Class R	7.12%	4.35%	6.30%	7.00%
AllianzGI High Yield Bond Fund Class P	8.07%	5.12%	6.92%	7.52%
AllianzGI High Yield Bond Fund Institutional Class	7.91%	5.13%	7.06%	7.77%
AllianzGI High Yield Bond Fund Administrative Class	7.75%	4.67%	6.61%	7.29%
BofA Merrill Lynch High Yield Master II Index	9.06%	6.38%	7.72%	7.29%
Lipper High Yield Funds Average	7.72%	5.19%	6.25%	6.22%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s expense ratios are 0.98% for Class A shares, 1.71% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.66% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of September 30, 2017)

Telecommunications	10.6%
Media	9.7%
Oil, Gas & Consumable Fuels	8.5%
Diversified Financial Services	5.0%
Healthcare-Services	4.7%
Commercial Services	4.5%
Chemicals	4.3%
Software	3.9%
Other	45.6%
Cash & Equivalents — Net	3.2%

68	September 30, 2017 |	Annual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

S&P Ratings* (as of September 30, 2017)

* As a percentage of total investments. Securities ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Securities not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,032.50	$1,031.10	$1,031.10	$1,036.70	$1,035.00	$1,035.10
Expenses Paid During Period	$6.06	$8.66	$7.48	$3.32	$3.78	$4.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.10	$1,016.55	$1,017.70	$1,021.81	$1,021.36	$1,020.76
Expenses Paid During Period	$6.02	$8.59	$7.44	$3.29	$3.75	$4.36

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Class A, 1.70% for Class C, 1.47% for Class R, 0.65% for Class P, 0.74% for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	69

Unaudited

AllianzGI International Growth Fund

For the period of October 1, 2016 through September 30, 2017 as provided by Laura Villani, Product Specialist Associate, Equities.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) the AllianzGI International Growth Fund (the “Fund”) returned 20.53%, outperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 19.61%.

Market Overview

International equities rallied sharply over the twelve-month period. Shares reacted positively to Donald Trump’s victory in the US presidential election, buoyed by expectations that he would implement tax cuts and adopt a pro-growth policy stance. Growing optimism about the outlook for the global economy helped many markets to touch record highs, although heightened geopolitical concerns caused the rally to fade in the closing months of the review period. Financials stocks led the advance, helped by rising bond yields and by signs that the era of ultra-low interest rates was coming to an end. Information technology companies also surged, boosted by strong earnings growth. In contrast, stocks in more defensive, high yielding sectors, such as consumer staples and telecommunications, lagged the broader market.

The Federal Reserve (“Fed”) raised rates three times—in December 2016, March 2017 and June 2017. The US central bank also said it would start to unwind the USD 4.5 trillion of Treasury bonds and mortgage-backed securities amassed as part of its quantitative easing programs. Elsewhere, the Bank of Canada increased interest rates for the first time since 2010, and the Bank of England indicated it was close to raising interest rates as well. The European Central Bank (“ECB”) maintained its stimulus measures, but reduced the size of its monthly purchases and indicated plans to scale back its asset-purchase program would be unveiled in October 2017.

In terms of currencies, the euro and British pound rallied against the US dollar and yen. The euro was boosted by speculation that the strengthening eurozone economy would force the ECB to start to unwind its stimulus measures, while higher-than-expected inflation increased hopes that the Bank of England would soon raise interest rates. Regarding currencies, our portfolio companies typically have low capital intensity, along with pricing power, which we believe allows them to react more easily to external factors such as inflation or currency fluctuations.

Portfolio Review

The AllianzGI International Growth Fund maintains its strategy that takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, displaying long term structural growth independently of the wider market, should shelter us to some extent from uncertainty in the markets.

During the period, the Fund’s overall stock selection effect was positive. The Fund also saw a favorable contribution from the sector allocation, which was particularly due to the overweight of information technology which outperformed, and underweights in energy and telecommunication services which lagged. Considering country allocation, the underweight to Japan and overweights to Denmark and Canada combined to detract from relative performance overall. However, it should be noted that both sector and country attributions are simply a result of the stock selection, which was generally positive.

The top contributor for the year was DSV (transport and logistics, contributing 81 basis points), following high earnings momentum and the integration of UTi worldwide surpassing expectations. Second was Infineon (Germany, semiconductors, adding 62 basis points) benefiting from being a leader in an expanding semiconductor market, followed by Restaurant Brands (adding 57 basis points). Kingspan Group (quality building products, added 56 basis points) led by its strong revenues and product portfolio, and Alibaba (dominating China’s e-commerce, added 55 basis points), were also supportive.

Meanwhile Alimentatation Couche-Tard (convenience store operator, -66 basis points) was involved in a number of acquisitions; Reckitt Benckiser (consumer staples, -50 basis points) was set back by a series of unique events; while BIC (lighters and shavers, -46 basis points) showed weakness in key markets. These three names were the main detractors from performance.

Outlook

We maintain our confident view on the European macro environment, as an improvement in cyclical data and a much awaited earnings recovery are now overshadowing the subsiding political risk.

We believe the region remains under owned internationally, with Europe now seeing a return of inflows, both at home and internationally. Europe’s economic prospects continue to look strong, with the latest (September) PMI reading for the Eurozone coming in at 56.7, which we believe signals a notable increase in economic activity, while the latest European Commission survey on economic sentiment is now comparable to the peak reading seen in 2007. This has been supported by continued loose monetary conditions, Chinese and moderate European fiscal stimulus, the “Macron effect” and a slowdown in private sector deleveraging.

We believe this economic activity has also been reflected in a strongly improving European earnings picture. For the first time in a decade, Europe’s 2017E earnings growth has increased since the start of the forecast period (while US EPS growth has reduced).

Looking overseas, we believe the global economy is also in good health, demonstrating moderately above-potential growth and subdued inflation.

We believe the Japanese market looks to be a standout performer, having recently climbed to a new high since 1996, buoyed by the increased chances of Shinzo Abe being re-elected as Prime Minister and with business conditions in Japan being at their strongest for a decade.

70	September 30, 2017 |	Annual Report

Unaudited

AllianzGI International Growth Fund (cont’d)

Chinese equities were among those with the strongest returns over the previous year, boosted by stronger-than-expected growth in the first half of 2017 and by hopes of reforms surrounding state-owned enterprises. Index provider MSCI’s decision to include Chinese A-shares in its main indices also buoyed sentiment. In general, data points for the third quarter confirmed expectations that China’s economic activity will slow in the second half of 2017 following the authorities’ measures to cool the property market and tackle excessive debt.

In order to extend the current global business cycle and foster structurally higher growth rates, a strengthening of the supply side and a recovery in productivity remains essential. Otherwise, the current expansion may ultimately culminate in gradually rising inflation pressure. The equity markets might also enter choppier waters if the global economic data weaken—a development which appears possible—and the international central banks gradually normalize their monetary policies.

We continue to focus on high quality businesses, with sustainable long term competitive advantages, which provide a level of visibility and support against political news flow and disruption.

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	20.53%	11.27%
AllianzGI International Growth Fund Class A (adjusted)	13.90%	8.92%
AllianzGI International Growth Fund Institutional Class	20.82%	11.56%
MSCI ACWI ex USA Index	19.61%	6.74%
MSCI ACWI ex USA Growth Total Return Index	17.68%	7.80%
Lipper International Multi-Cap Growth Funds Average	18.25%	7.73%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 6.26% for Class A shares and 5.08% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

Germany	12.9%
China	11.0%
United Kingdom	9.8%
Canada	9.3%
Denmark	9.2%
Sweden	7.1%
Japan	6.6%
Brazil	4.3%
Other	29.3%
Cash & Equivalents — Net	0.5%

Annual Report	| September 30, 2017	71

Unaudited

AllianzGI International Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,194.30	$1,196.60
Expenses Paid During Period	$5.79	$4.42

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.79	$1,021.05
Expenses Paid During Period	$5.33	$4.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A and 0.80% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

72	September 30, 2017 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned 20.34%, performing in line with the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 20.42%.

Market Overview

International equities rallied sharply over the twelve-month period. Shares reacted positively to Donald Trump’s victory in the US presidential election, buoyed by expectations that he would implement tax cuts and adopt a pro-growth policy stance. Growing optimism about the outlook for the global economy helped many markets to touch record highs, although heightened geopolitical concerns caused the rally to fade in the closing months of the review period. Whilst all regions posted strong absolute returns, European small caps were the standout performer in US dollar-terms also helped by currency, followed by Japanese small caps. Sentiment in Europe was boosted by signs that the euro-zone recovery was firmly on track. Emmanuel Macron’s decisive victory in France’s presidential elections also helped to dispel fears of a break up in the European Union. The European Central Bank maintained its stimulus measures, but reduced the size of its monthly purchases and indicated plans to scale back its asset-purchase program would be unveiled in October 2017. Japanese equities were buoyed by continued economic expansion and by indications that inflation was slowly ticking higher, which helped them overcome heightened geopolitical tensions relating to North Korea. Japan’s second-quarter GDP grew at an annualized rate of 2.5%. This was the sixth consecutive quarter of expansion and Japan’s longest unbroken streak of growth in more than a decade, and data indicated that the positive momentum was continuing into the third quarter.

Portfolio Review

Relative performance remained under pressure in the first months of the twelve-month period. Performance turned in the first quarter of 2017 and the portfolio finally closed the reporting period in line with the benchmark achieving a strong absolute return. The Japanese and Asian sleeve portfolios showed a strong outperformance versus their local markets. However, in a strongly positive market environment, the European part of the portfolio lagged the market. With regard to sector positioning, portfolio performance benefitted from the underweight to real estate and the overweight to information technology. The underweight in financials was however a detractor. Stock selection was a strong positive contributor within industrials and information technology. On the other hand, selection detracted most within materials. The positions in Daifuku; a leading provider of material handling equipment from Japan, and semiconductor manufacturer AMS (Switzerland) were the strongest positive single stock contributors to performance.

Outlook

We believe global economic growth remains above potential. We believe that European economic growth will continue to improve and broaden out. Japanese economic growth is improving with an ongoing positive bias and emerging markets economic momentum is picking up. We believe the five main drags on global growth are diminishing or reversing: Fiscal policy, issues in the Eurozone, economic momentum in China/India, Global bank leverage and the commodity crisis. With regards to earnings, we believe Japanese smaller company earnings growth is positive though slowing whilst European and Asian smaller company earnings growth is positive and improving. We expect the third quarter earnings season should be positive. At the same time, valuations are at the upper end of historical ranges. However, we believe inflation in the range of 2 - 3% is supportive of equities. We expect improving economic growth, positive liquidity and positive smaller company earnings should drive smaller companies.

Annual Report	| September 30, 2017	73

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	20.34%	11.69%	4.10%	12.05%
AllianzGI International Small-Cap Fund Class A (adjusted)	13.73%	10.43%	3.51%	11.73%
AllianzGI International Small-Cap Fund Class C	19.39%	10.85%	3.32%	11.21%
AllianzGI International Small-Cap Fund Class C (adjusted)	18.39%	10.85%	3.32%	11.21%
AllianzGI International Small-Cap Fund Class R	19.98%	11.40%	3.83%	11.77%
AllianzGI International Small-Cap Fund Class P	20.55%	11.87%	4.32%	12.36%
AllianzGI International Small-Cap Fund Institutional Class	20.58%	11.95%	4.42%	12.46%
AllianzGI International Small-Cap Fund Class R6	20.66%	12.05%	4.52%	12.57%
MSCI World ex USA Small Cap Index	20.42%	11.16%	4.04%	8.15%
MSCI EAFE Small Cap Index	21.84%	12.85%	4.63%	8.30%
Lipper International Small/Mid-Cap Growth Funds Average	20.77%	11.11%	4.10%	9.12%

† The Fund began operations on December 31, 1997. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 1997.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.54% for Class C shares, 2.17% for Class R shares, 1.44% for Class P shares, 1.48% for Institutional Class shares and 1.56% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.08% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.07% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

Japan	30.1%
United Kingdom	10.7%
Germany	9.0%
Switzerland	6.9%
Sweden	6.1%
France	5.3%
Australia	3.6%
China	3.2%
Other	22.2%
Cash & Equivalents — Net	2.9%

74	September 30, 2017 |	Annual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,195.00	$1,190.10	$1,192.80	$1,195.90	$1,195.90	$1,196.30
Expenses Paid During Period	$6.88	$11.42	$8.74	$6.06	$5.89	$5.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,018.80	$1,014.64	$1,017.10	$1,019.55	$1,019.70	$1,020.05
Expenses Paid During Period	$6.33	$10.50	$8.04	$5.57	$5.42	$5.06

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.08% for Class C, 1.59% for Class R, 1.10% for Class P, 1.07% for Institutional Class and 1.00% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

Annual Report	| September 30, 2017	75

Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned 18.74%, outperforming the Russell Microcap Growth Index (the “benchmark index”), which returned 17.27%.

Market Environment

US stocks ended the reporting period near all-time highs, notching four consecutive quarters of positive performance. Equity markets proved resilient given the headwinds faced throughout the period, including major natural disasters, global political uncertainty, and volatile commodity prices.

Initially, stocks declined during October 2016 but losses were quickly recovered after surprise US election results triggered a significant rally that lasted into year-end. It was clear that President-elect Trump’s pro-growth agenda caused an abrupt shift in sentiment and without hesitation investors anticipated a more favorable corporate earnings backdrop.

In first quarter of 2017, US equities continued the rally, which was centered on continued optimism around the Trump administration’s pro-growth policies. While investor conviction was tested with the withdrawal of the health care bill and a decline in oil prices, these events did little to shake their resolve as markets recovered into quarter end. The Federal Reserve (“Fed”) hiked rates in March 2017, a sign of their confidence in the economy.

The market remained on its upward trajectory during the second quarter. Accelerating earnings growth and improving corporate fundamentals helped drive a persistent appetite for risk assets. On the French election front, centrist Emmanuel Macron’s decisive victory over far-right nationalist Marine Le Pen strengthened investor confidence in the stability of the European Union. Additionally, the Fed noted that they expect to begin the process of gradual balance sheet normalization this year, signaling confidence in the US economy going forward.

In the final quarter, the US equity stock market continued its advance, despite several devastating hurricanes hitting the Gulf coast and heighted tensions with North Korea. News that President Trump had secured Democratic agreement for a short-term debt ceiling increase supported the rally, as investors concerns eased over fears of a government shutdown. Overall fundamentals remained strong as better-than-expected corporate earnings results and upward revised second quarter GDP growth also helped maintain positive investor sentiment.

Against this backdrop, the Russell Microcap Index returned 22.33% and outperformed the Russell 2000 Index, which returned 20.74%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Telecommunication services, financials, and information technology were the strongest-performing sectors. In contrast, the energy sector had the weakest performance, followed by materials and healthcare.

Portfolio Review

The Fund outperformed its benchmark index over the reporting period. From an attribution perspective, security selection drove relative outperformance whereas asset weighting effects had a negative impact. Stock picking was most positive in health care, followed by materials and financials sectors. Conversely, security selection in telecommunication services, energy, and information technology sectors detracted. Separately, an overweight in energy hurt relative performance but was partially offset by an underweight in healthcare which helped relative performance.

Outlook

We expect the US economy to expand at a moderate pace in the rest of 2017 and the treasury yield curve supports this notion. US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual and measured approach toward adjustments. The Federal Open Market Committee’s (“FOMC”) projection of one more interest rate hike in 2017 and three in 2018, and goal to begin balance sheet normalization represent what we believe to be the Fed’s comfort with the direction of the US economy. On the policy front, Republicans unveiled the key elements for the US tax reform proposal, which could result in the broadest change to the tax code since 1986. We believe passage of tax legislation into law can have larger positive earnings impact for small-cap companies, which have higher effective tax rates than their large-cap counterparts.

76	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	18.74%	14.48%	7.41%	11.45%
AllianzGI Micro Cap Fund Class A (adjusted)	12.21%	13.20%	6.81%	11.17%
AllianzGI Micro Cap Fund Class P	18.79%	14.59%	7.58%	11.67%
AllianzGI Micro Cap Fund Institutional Class	18.84%	14.62%	7.65%	11.76%
Russell Microcap Growth Index	17.27%	12.91%	6.48%	6.96%
Lipper Small-Cap Growth Funds Average	19.85%	12.63%	7.44%	8.89%

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.16% for Class A shares, 1.91% for Class P shares and 1.85% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.54% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of September 30, 2017)

Biotechnology	10.9%
Healthcare Equipment & Supplies	9.5%
Semiconductors & Semiconductor Equipment	6.8%
Internet Software & Services	6.0%
Banks	6.0%
Machinery	5.9%
Pharmaceuticals	4.6%
Software	3.8%
Other	45.0%
Cash & Equivalents — Net	1.5%

Annual Report	| September 30, 2017	77

Unaudited

AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,114.60	$1,115.50	$1,115.50
Expenses Paid During Period	$8.59	$8.17	$8.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,016.95	$1,017.35	$1,017.35
Expenses Paid During Period	$8.19	$7.79	$7.79

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

78	September 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2016, through September 30, 2017, as provided by the Dallas investment team.

Fund Insights

For the twelve-month period ended September 30, 2017, the Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund returned 22.98%, slightly outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 22.46%.

Market overview

Global equities rallied sharply over the twelve-month period, led by 22.46% gains for the benchmark, which touched its highest level in three years in mid-September 2017, boosted by what we believe to be growing optimism over the outlook for global growth, higher commodity prices and a weak US dollar. Smaller capitalization international stocks also performed well, with the MSCI World ex USA Small Cap Index gaining 20.42%. Developed international equities in the MSCI EAFE Index rose 19.10%, while US stocks in the S&P 500 Index appreciated 18.61%. Within the benchmark, Poland (+51.85%), Hungary (+42.80%) and Chile (+36.92%) delivered the strongest returns. Those gains were followed closely by China (+36.92%), Brazil (+29.65%) and South Korea (+25.49%), which together comprise 50% of the benchmark Index. Absolute returns for Russia (+20.48%), Mexico (+16.52%) and India (+14.19%) were strong, but failed to exceed the overall index’s total return. By sector, information technology names led the rally in the benchmark with a 40.91% return over the reporting period. Real estate (+30.84%) and materials (+28.63%) names also generated strong performance results. Conversely, the poorest returns were realized by more defensive, bond-proxy-like equities including healthcare (+2.99%), consumer staples (+4.38%), telecommunication services (+6.89%) and utilities (+7.65%) within the benchmark for the twelve-month period.

Portfolio review

Relative performance results over the reporting period were due to positive stock selection, though country allocations contributed to a lesser degree; sector allocations, conversely, detracted somewhat. Robust selection across the consumer discretionary, financials and energy sectors aided returns, while selection was negative across real estate and telecommunication services. The Fund’s underweight exposures in telecommunication services and consumer staples contributed to performance results. Overweight positions in utilities, health care and industrials detracted from the Fund’s relative returns. Country allocations were positive due to the Fund’s underweight positions in South Africa and Qatar, as well as overweight exposures in Cyprus and Egypt. This was only somewhat offset by underweights in China and South Korea, as well as overweights in Cambodia and Taiwan, which dampened relative results.

Outlook

In our view, monetary policy took center stage in September 2017 against a backdrop of heightened geopolitical tensions. Are we on the brink of a sea change for interest rates worldwide? We believe courses appear increasingly set for some countries, such as the United States, while the European Central Bank, for example, seems committed to a much slower pace of policy shift. For investors concerned about elevated equity valuations—particularly among higher-yielding areas of the market—and the potential for increased volatility during a period of potentially-shifting interest rates, we believe a cautious equity manager that invests in higher-quality, dividend-paying companies trading at favorable valuations may be appropriate. By adhering to a disciplined investment approach, irrespective of short term market trends, we believe that positions portfolios at the intersection of dividends and value will best help our clients realize long term, positive returns.

Annual Report	| September 30, 2017	79

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	22.98%	6.31%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	16.22%	5.06%
AllianzGI NFJ Emerging Markets Value Fund Class C	22.06%	5.52%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	21.06%	5.52%
AllianzGI NFJ Emerging Markets Value Fund Class P	23.22%	6.49%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	23.33%	6.58%
MSCI Emerging Markets Index	22.46%	3.20%
Lipper Emerging Markets Funds Average	20.07%	3.14%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 7.79% for Class A shares, 7.96% for Class C shares, 7.42% for Class P shares and 6.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

China	28.3%
Korea (Republic of)	14.5%
Taiwan	12.8%
India	8.1%
Brazil	7.7%
Mexico	4.0%
South Africa	4.0%
Russian Federation	2.8%
Other	15.5%
Cash & Equivalents — Net	2.3%

80	September 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,140.90	$1,137.10	$1,142.20	$1,143.10
Expenses Paid During Period	$6.12	$10.13	$5.26	$4.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,019.35	$1,015.59	$1,020.16	$1,020.61
Expenses Paid During Period	$5.77	$9.55	$4.96	$4.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, 0.98% for Class P and 0.89% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Annual Report	| September 30, 2017	81

Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2016, through September 30, 2017, as provided by the Dallas investment team.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 17.71%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 20.42%.

Market overview

Global equities rallied sharply over the trailing twelve-month period, led by 22.46% gains in the MSCI Emerging Markets Index, which touched its highest level in three years in mid-September 2017, boosted by what we believe to be growing optimism over the outlook for global growth, higher commodity prices and a weak US dollar. Smaller capitalization international stocks also performed well, with the benchmark gaining 20.42%. Developed international equities in the MSCI EAFE Index rose 19.10%, while US stocks in the S&P 500 Index appreciated 18.61%. Within the benchmark, countries in continental Europe posted the strongest results, exemplified by Italy (+51.90%), Germany (+39.43%), France (+38.41%), Denmark (+35.57%) and the Netherlands (+34.49%). Conversely, Canada (+7.98%) and countries in the Asia/Pacific region, including Hong Kong (+7.53%), Australia (8.93%) and Singapore (+11.60%) delivered the weakest results over the reporting period. By sector, information technology names led the rally in the MSCI Emerging Markets Index with a +32.27% return over the twelve-month period. Industrials (+29.67%) and financials (+27.89%) names also generated strong performance results. Conversely, the poorest returns were realized by the energy sector, with a +6.24% return, followed by more defensive, bond-proxy-like equities including real estate (+7.57%), consumer staples (+14.10%) and healthcare (+15.24%) within the index for the twelve-month period.

Portfolio review

Relative underperformance over the reporting period was due to negative country allocations which offset positive stock selection and marginally positive sector allocations. Selection across the energy, materials and consumer discretionary sectors aided returns, while holdings in the industrials, information technology and consumer staples sectors failed to keep pace with benchmark shares. The Fund’s overweight exposures in industrials and materials, as well as an underweight in the real estate sector, contributed to performance results during the reporting period. Underweight in information technology and energy, as well as an overweight in consumer staples detracted from the Fund’s relative performance. Country allocations were negative due to the Fund’s underweight exposures in Japan and Germany, as well as an overweight in Taiwan. This was only somewhat offset by overweights in the off-benchmark countries of China and Greece, as well as an underweight in Canada, which boosted relative results.

Outlook

In our view, monetary policy took center stage in September 2017 against a backdrop of heightened geopolitical tensions. Are we on the brink of a sea change for interest rates worldwide? We believe courses appear increasingly set for some countries, such as the United States, while the European Central Bank, for example, seems committed to a much slower pace of policy shift. For investors concerned about elevated equity valuations—particularly among higher-yielding areas of the market—and the potential for increased volatility during a period of potentially-shifting interest rates, we believe a cautious equity manager that invests in higher-quality, dividend-paying companies trading at favorable valuations may be appropriate. By adhering to a disciplined investment approach, irrespective of short term market trends, we believe that positions portfolios at the intersection of dividends and value will best help our clients realize long term, positive returns.

82	September 30, 2017 |	Annual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Class A	17.71%	9.87%	11.72%
AllianzGI NFJ International Small-Cap Value Class A (adjusted)	11.23%	8.64%	10.54%
AllianzGI NFJ International Small-Cap Value Class C	16.83%	9.07%	10.90%
AllianzGI NFJ International Small-Cap Value Class C (adjusted)	15.83%	9.07%	10.90%
AllianzGI NFJ International Small-Cap Value Class P	17.98%	10.05%	11.89%
AllianzGI NFJ International Small-Cap Value Institutional Class	18.11%	10.16%	12.02%
AllianzGI NFJ International Small-Cap Value R6	18.10%	10.26%	12.12%
MSCI World ex USA Small Cap Index	20.42%	11.16%	13.28%
Lipper International Small/Mid-Cap Core Funds Average	20.27%	9.21%	10.87%

† The Fund began operations on June 1, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 4.47% for Class A shares, 5.01% for Class C shares, 4.05% for Class P shares, 3.81% for Institutional Class shares and 4.89% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class P shares, 1.01% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Country Allocation (as of September 30, 2017)

United Kingdom	19.7%
Japan	15.5%
Canada	8.8%
Hong Kong	6.3%
Norway	5.6%
Australia	4.4%
Spain	4.1%
China	3.9%
Other	28.7%
Cash & Equivalents — Net	3.0%

Annual Report	| September 30, 2017	83

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,167.40	$1,162.90	$1,168.40	$1,169.10	$1,169.20
Expenses Paid During Period	$7.06	$11.12	$5.71	$5.49	$5.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,018.55	$1,014.79	$1,019.80	$1,020.00	$1,020.31
Expenses Paid During Period	$6.58	$10.35	$5.32	$5.11	$4.81

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.05% for Class P, 1.01% for Institutional Class and 0.95% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

84	September 30, 2017 |	Annual Report

Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2016, through September 30, 2017, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”), of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 4.27%, underperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark”), which returned 4.51%.

Market Overview

The high yield market advanced over the twelve-month period, rallying alongside stocks which traded at record levels throughout the reporting period.

The unexpected election of Donald Trump and the President’s pro-growth agenda triggered a rotation into risk assets that persisted throughout the first half of the reporting period. Into period close, the focus returned to tax reform with the release of a Republican-led proposal and the initial response by investors was positive.

Economic statistics also factored into the market’s strength. The unemployment rate fell and housing prices continued their upward trend. Consumer confidence and small business optimism levels remained elevated and key manufacturing and service surveys yielded favorable results. On the other hand, price indexes remained relatively benign. Overall, the trend in economic data reinforced the favorable credit conditions for high-yield bonds.

Credit fundamentals for high-yield issuers displayed sustained improvement with most companies meeting or exceeding expectations. According to BofA Merrill Lynch, net leverage metrics continued to decline and interest coverage ratios increased sequentially during the reporting period. In our view, these statistics validated the high-yield market’s performance and below-average default rate.

The high-yield market responded positively to the Federal Reserve’s (“Fed”) rate decisions and commentary. The central bank hiked the Fed funds rate three times during the reporting period and announced that they would trim their balance sheet holdings starting with a $10 billion reduction in October 2017. We believe measured policy adjustments by the Fed and constructive monetary policies overseas lent support to the performance of high yield.

Finally, an increased appetite for risk was evident among high yield’s credit quality subcategories as well. For example, over the twelve-month period, CCC rated bonds gained 16.30%, compared to 7.52% and 8.60% for B rated and BB rated bonds, respectively.

Portfolio Review

The Fund return was positive, but trailed the performance of the benchmark over the trailing twelve month period. We believe the strategy continues to perform within expectations to protect principal and minimize drawdowns, provide attractive income, and to produce lower or negative correlations to riskier assets.

Performance in the reporting period benefited from industry weightings and active credit selection. Industry weightings that benefited performance include healthcare, metals/mining excluding steel and basic industry & real estate. Only one industry, trucking & delivery, detracted from performance in the period but the impact was negligible. Rounding out the bottom three industries, steel producers/products and forestry/paper contributed the least to performance.

The majority of positions added to the portfolio over the period were well seasoned bonds sourced in the secondary market. Additions included issues in gas distribution, machinery, media content, pharmaceuticals, specialty retail, software-services and telecommunication wireless, among others. Corporate actions later in the reporting period reaccelerated in step with a strong new issue calendar. Proceeds were deployed prudently into new investments.

Outlook

We believe global fixed income alternatives remain limited. We believe core bonds continue to trade at meaningful premiums and with unwanted volatility as the Fed begins the unwinding of the balance sheet.

Among fixed-income alternatives, high-yield bonds should contribute from both a diversification and a relative-performance perspective. Thus far this year a coupon-like return has been achieved. We believe interest rates should not have a significant impact on the high-yield market given its relative average spread. We believe the Fed path, earnings trends, commodity prices and global growth will all influence the outlook.

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AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	4.27%	4.17%	5.16%
AllianzGI Short Duration High Income Fund Class A (adjusted)	1.92%	3.70%	4.76%
AllianzGI Short Duration High Income Fund Class C	4.00%	3.90%	4.82%
AllianzGI Short Duration High Income Fund Class C (adjusted)	3.00%	3.90%	4.82%
AllianzGI Short Duration High Income Fund Class P	4.56%	4.36%	5.35%
AllianzGI Short Duration High Income Fund Institutional Class	4.61%	4.44%	5.44%
AllianzGI Short Duration High Income Fund R6	4.64%	4.46%	5.46%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	4.51%	4.51%	5.81%
Lipper High Yield Funds Average	7.72%	5.19%	7.19%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 0.85% for Class A shares, 1.13% for Class C shares, 0.66% for Class P shares, 0.58% for Institutional Class shares and 0.57% for Class R6 shares. The Class R6 shares ratio does not include an expense reduction contractually guaranteed through at least January 31, 2018. The Class R6 shares expense ratio net of this reduction are 0.57% for R6 Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of September 30, 2017)

Telecommunications	11.9%
Home Builders	7.6%
Retail	7.2%
Real Estate	6.8%
Pipelines	5.8%
Specialty Retail	5.2%
Diversified Financial Services	5.1%
Media	5.0%
Other	41.2%
Cash & Equivalents — Net	4.2%

S&P Ratings* (as of September 30, 2017)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

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AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,022.20	$1,021.30	$1,023.80	$1,024.00	$1,024.20
Expenses Paid During Period	$4.71	$5.78	$3.20	$3.15	$2.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,020.41	$1,019.35	$1,021.91	$1,021.96	$1,022.26
Expenses Paid During Period	$4.71	$5.77	$3.19	$3.14	$2.84

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense the class (0.93% for Class A, 1.14% for Class C, 0.63% for Class P, 0.62% for Institutional Class and 0.56% for Class R6), multiplied by the average account value over the period, multiplied by 183/365.

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AllianzGI Structured Return Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Structured Return Fund (the “Fund”) returned 5.41%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.66%.

Market Overview

The Fund generated positive returns in an environment again characterized by rising equity markets and extremely low volatility.

The Fund consists of options on the S&P 500 Index, so even though it is an absolute-return strategy, the path of the broad equity market is important context for understanding the performance of the Fund. Atypically, the S&P 500 Index advanced in eleven out of the twelve months – gaining 18.61% for the period.

Meanwhile the Chicago Board Options Exchange Volatility Index (“VIX”), a measure of implied volatility of the S&P 500 Index and a proxy for the fear level of equity-market investors, averaged just 12.0 for the period. Even in a rising equity market, a VIX in the low teens would be closer to historically low levels.

Portfolio Review

The Fund performed well, generating positive returns in every month, despite the challenging market environment.

As in the first half of the period, from April to September 2017 we continued to manage the Fund cautiously due to the low volatility environment. When volatility is extremely low, the amount of premium one can collect on short option positions declines. The primary way to compensate for the reduced profit potential is to write the options closer to the current index level, where the premiums are higher—but doing so increases the risk that the S&P 500 Index will move beyond the break-even level and the position will need to be restructured.

Our approach has been to maintain our lower risk profile and simply to collect fewer premiums from the options we sell. This is why in low-volatility environments we would expect to generate returns at the lower end of our expected range. It is also why we feel we have been successful over the past number of years at navigating equity-market declines.

We successfully held all our range-bound spread positions to expiration during the period, as would be expected in such a flat market environment. At the same time, our directional positions generated no gains.

Outlook

While the ongoing flat environment is not our preference, we believe there is still money to be made in the options market even with the VIX at sustained historical lows. We feel the Fund has been able to deliver upon its return objective, despite the dampened volatility environment.

With an unrelenting stream of negative headlines emerging each day, we feel many observers are astonished that the VIX has been able to remain so low. Our view is that news flow does not necessarily bring about volatility. Certainly there is precedent for geopolitical shocks having little or no impact on equity and volatility conditions, the most striking example being the 1950s and 60s.

What has tended to bring about sustained higher volatility in the past is deterioration in the economic environment: recession, inflation, stagflation and the like. With no signs of these conditions on the horizon, in our opinion, we do not believe that a volatility increase necessarily lies ahead. Of course, a market shock can occur at any time. Even though volatility has been so low for so long does not mean it cannot remain low for much longer.

With market forecasts widely calling for a conflicting array of potential scenarios, we believe the Fund’s ability to pursue consistent gains while simultaneously safeguarding against market dislocations is as important as ever.

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AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	5.41%	4.55%
AllianzGI Structured Return Fund Class A (adjusted)	–0.39%	3.33%
AllianzGI Structured Return Fund Class C	4.54%	3.75%
AllianzGI Structured Return Fund Class C (adjusted)	3.54%	3.75%
AllianzGI Structured Return Fund Class P	5.59%	4.72%
AllianzGI Structured Return Fund Institutional Class	5.68%	4.81%
AllianzGI Structured Return Fund R6	5.78%	4.91%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.66%	0.22%
Lipper Absolute Return Funds Average	4.27%	2.79%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.09% for Class C shares, 1.06% for Class P shares, 1.00% for Institutional Class shares and 0.98% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.90% for Class C shares, 0.89% for Class P shares, 0.81% for Institutional Class shares and 0.79% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Asset Allocation (as of September 30, 2017)

Exchange-Traded Funds	86.4%
Cash & Equivalents — Net (including Options Purchased and Written)	13.6%

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AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,029.10	$1,024.80	$1,029.80	$1,030.70	$1,030.30
Expenses Paid During Period	$4.98	$9.04	$3.92	$3.51	$3.41

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,020.16	$1,016.14	$1,021.21	$1,021.61	$1,021.71
Expenses Paid During Period	$4.96	$9.00	$3.90	$3.50	$3.40

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.98% for Class A, 1.78% for Class C, 0.77% for Class P, 0.69% for Institutional Class and 0.67% for Class R6), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A shares of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 11.44%, underperforming the S&P 500 Index (the “benchmark”), which returned 18.61%.

Market Overview

The Fund generated positive returns while continually hedging against downside equity market risk for the period. The environment again was characterized by rising equity markets and extremely low volatility.

Equity markets continued their climb from November 2016 through September 2017. Any pullbacks have been extremely short-lived, with the market’s underlying upward trend having prevailed over any short-term surprises. Atypically, the benchmark gained in eleven of twelve months – resulting in a 18.61% return for the twelve-month period.

Portfolio Review

The Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying passive equity portfolio. The Fund pursues this objective by purchasing laddered, long-duration equity index put options and selling short-duration index calls at varying strike distances. The goal of this duration mismatch is for the short call positions to stay out of the way of rising equity markets while the longer-dated put positions continuously hedge downside risk.

In some instances in the period, the rise in the benchmark was too steep for some of our short call positions, which had been written between 1% and 3% out-of-the money in the prevailing low-VIX environment. In these occurrences, we closed out of some of our short call positions that were at risk of loss, and sold new short calls further out-of-the money to accommodate the rising market.

Outlook

While the equity markets have shown remarkable resilience over the past year, if a sharp decline by the benchmark were to occur, we believe the Fund is positioned to limit losses and control risk. We believe the reliability of the Fund’s long put program not only offers some protection of capital, but enables investors to take more risk in other parts of their portfolio.

Until the markets undergo a longer-lasting, more significant period of decline, we believe the Fund will not have an opportunity to demonstrate the full scope of its benefit. Yet even in a persistent bull market, we believe the Fund has shown it can provide solid capital appreciation and a reassuring risk profile.

Average Annual Total Return for the period ended September 30, 2017

	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	11.44%	6.90%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	5.31%	5.65%
AllianzGI U.S. Equity Hedged Fund Class C	10.57%	6.12%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	9.57%	6.12%
AllianzGI U.S. Equity Hedged Fund Class P	11.57%	7.06%
AllianzGI U.S. Equity Hedged Fund Institutional Class	11.66%	7.17%
S&P 500 Index	18.61%	15.20%
Lipper Alternative Long/Short Equity Funds Average	9.24%	6.23%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 3.72% for Class A shares, 4.46% for Class C shares, 3.38% for Class P shares and 3.18% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through September 30, 2017

Asset Allocation (as of September 30, 2017)

Exchange-Traded Funds	97.2%
Cash & Equivalents — Net (including Options Purchased and Written)	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,048.90	$1,044.70	$1,049.40	$1,049.80
Expenses Paid During Period	$6.47	$10.30	$5.70	$5.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,018.75	$1,014.99	$1,019.50	$1,020.00
Expenses Paid During Period	$6.38	$10.15	$5.62	$5.11

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.01% for Class C, 1.11% for Class P and 1.01% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2016 through September 30, 2017, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the twelve-month period ended September 30, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 17.69%, slightly outperforming the Russell Microcap Growth Index (the “benchmark”), which returned 17.27%.

Market Environment

US stocks ended the reporting period near all-time highs, notching four consecutive quarters of positive performance. Equity markets proved resilient given the headwinds faced throughout the period, including major natural disasters, global political uncertainty, and volatile commodity prices.

Initially, stocks declined during October 2016 but losses were quickly recovered after surprise US election results triggered a significant rally that lasted into year-end. It was clear that President-elect Trump’s pro-growth agenda caused an abrupt shift in sentiment, and without hesitation, investors anticipated a more favorable corporate earnings backdrop.

In first quarter of 2017, US equities continued the rally, which was centered on continued optimism around the Trump administration’s pro-growth policies. While investor conviction was tested with the withdrawal of the health care bill and a decline in oil prices, these events did little to shake their resolve as markets recovered into quarter end. The Federal Reserve (“Fed”) hiked rates in March 2017, a sign of their confidence in the economy.

The market remained on its upward trajectory during the second quarter. Accelerating earnings growth and improving corporate fundamentals helped drive a persistent appetite for risk assets. On the French election front, centrist Emmanuel Macron’s decisive victory over far-right nationalist Marine Le Pen strengthened investor confidence in the stability of the European Union. Additionally, the Fed noted that they expect to begin the process of gradual balance sheet normalization this year, signaling confidence in the US economy going forward.

In the final quarter, the US equity stock market continued its advance, despite several devastating hurricanes hitting the Gulf coast and heighted tensions with North Korea. News that President Trump had secured Democratic agreement for a short-term debt ceiling increase supported the rally, as investors concerns eased over fears of a government shutdown. Overall fundamentals remained strong as better-than-expected corporate earnings results and upwardly revised second quarter GDP growth also helped maintain positive investor sentiment.

Against this backdrop, the Russell Microcap Index returned 22.33% and outperformed the Russell 2000 Index, which returned 20.74%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Telecommunication services, financials, and information technology were the strongest-performing sectors. In contrast, the energy sector had the weakest performance, followed by materials and healthcare.

Portfolio Review

The Fund slightly outperformed its benchmark index over the twelve-month period. From an attribution perspective, security selection drove relative outperformance whereas asset weighting effects had a negative impact. Stock picking was mostly positive in healthcare, followed by financials and industrials sectors. Conversely, security selection in consumer staples, consumer discretionary, and information technology sectors detracted from performance. Separately, an underweight in telecommunication services detracted from relative performance but was partially offset by an underweight in healthcare which helped relative performance.

Outlook

We expect the US economy to expand at a moderate pace in the rest of 2017 and the treasury yield curve supports this notion. US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual and measured approach toward adjustments. The Federal Open Market Committee’s (“FOMC”) projection of one more interest rate hike in 2017 and three in 2018, and goal to begin balance sheet normalization represent what we believe to be the Fed’s comfort with the direction of the US economy. On the policy front, Republicans unveiled the key elements for the US tax reform proposal, which could result in the broadest change to the tax code since 1986. We believe passage of tax legislation into law can have larger positive earnings impact for small-cap companies, which have higher effective tax rates than their large-cap counterparts.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended September 30, 2017

	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	17.69%	12.11%	12.11%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	11.22%	10.85%	11.46%
AllianzGI Ultra Micro Cap Fund Class P	18.07%	12.40%	12.39%
AllianzGI Ultra Micro Cap Fund Institutional Class	18.04%	12.37%	12.45%
Russell Microcap Growth Index	17.27%	12.91%	8.70%
Lipper Small-Cap Growth Funds Average	19.85%	12.63%	9.16%

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 96 and 97 for more information. The Fund’s gross expense ratios are 2.26% for Class A shares, 1.97% for Class P shares and 1.94% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least June 30, 2018. The Fund’s expense ratios net of this reduction are 2.01% for Class A share, 1.72% for Class P shares, and 1.69% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through September 30, 2017

Industry Allocation (as of September 30, 2017 )

Healthcare Equipment & Supplies	13.2%
Biotechnology	10.2%
Banks	8.2%
Semiconductors & Semiconductor Equipment	6.9%
Construction & Engineering	6.3%
Software	5.2%
Internet Software & Services	4.2%
Healthcare Providers & Services	3.8%
Other	41.3%
Cash & Equivalents — Net	0.7%

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AllianzGI Ultra Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,108.10	$1,109.90	$1,109.70
Expenses Paid During Period	$12.05	$10.42	$10.74

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (4/1/17)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/17)	$1,013.64	$1,015.19	$1,014.89
Expenses Paid During Period	$11.51	$9.95	$10.25

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (2.28% for Class A, 1.97% for Class P and 2.03% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/365.

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Important Information

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager has adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

96	September 30, 2017 |	Annual Report

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Annual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through September 30, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Credit ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”) or in the case of AllianzGI Emerging Markets Debt Fund and AllianzGI Global Fundamental Strategy Fund, Moody’s Investors Service, Inc. (“Moody’s”).

With respect to AllianzGI Emerging Markets Debt Fund and AllianzGI Global Fundamental Strategy Fund, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI Global High Yield Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

Securities not rated by Moody’s or S&P, or securities that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

Annual Report	| September 30, 2017	97

Unaudited

Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S. For periods prior to October 1, 2016, the blended benchmark is comprised of six underlying indices: Bloomberg Barclays US Treasury Bills 1-3 Month Index, Bloomberg Barclays US TIPS Index, Bloomberg Barclays US Aggregate Bond Index, Dow Jones US Select REIT Index, Bloomberg Commodity Index and MSCI ACWI Index. The proportion of these underlying indices reflected each Target Fund’s strategic glidepath since inception. For this period, the glidepath started with 90% weight to the Equity, REIT and Commodity Indices, and became more conservative to end at the target retirement date with 25% in these indices. Starting October 1, 2016, the blended benchmark is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays US Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Retirement Income Strategic Benchmark	The AllianzGI Retirement Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser. For periods prior to October 1, 2016, the blended benchmark is comprised of six underlying indices: 10% Bloomberg Barclays US Treasury Bills 1-3 Month Index, 25% Bloomberg Barclays US Treasury US TIPS Index, 40% Bloomberg Barclays US Aggregate Bond Index, 1.5% Dow Jones US Select REIT Index, 3% Bloomberg Commodity Index and 20.5% MSCI ACWI Index. Starting October 1, 2016, the blended benchmark is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global Aggregate Bond Index	The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US TIPS Index	The Bloomberg Barclays US Treasury US TIPS Index consists of Inflation-Protection securities issued by the US Treasury.

98	September 30, 2017 |	Annual Report

Index	Description
Bloomberg Barclays US Treasury Bills 1-3 Month Index	The Bloomberg Barclays US Treasury Bills 1-3 Month Index includes US Treasury bills with a remaining maturity from 1 up to (but not including) 3 months.

Bloomberg Barclays US Universal Bond Index	The Bloomberg Barclays US Universal Bond Index represents the union of the US Aggregate Index, the US High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Bloomberg Commodity Index	The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

BofA Merrill Lynch Global High Yield Constrained Index	The BofA Merrill Lynch Global High Yield Constrained Index contains all securities in The BofA Merrill Lynch Global High Yield Index USD but caps issuer exposure at 2%. The BofA Merrill Lynch Global High Yield Index tracks the performance of below investment grade corporate debt publicly issued in the major domestic or eurobond markets.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index measures the performance of publicly traded REITs and REIT-like securities.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD)	The JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI-BD) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Annual Report	| September 30, 2017	99

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income	The Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small Cap Index	The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI Europe Index (Net)	The MSCI Europe Index (Net) captures large and mid cap representation across Developed Markets countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

MSCI USA Index	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US.

100	September 30, 2017 |	Annual Report

Index	Description
MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries excluding the United States.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Annual Report	| September 30, 2017	101

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds (a)—89.9%
AllianzGI Advanced Core Bond	561,601	$8,339,779
AllianzGI Best Styles U.S. Equity (c)	190,803	3,541,309
AllianzGI Emerging Markets Debt (b)	46,380	687,359
AllianzGI Emerging Markets Small-Cap (b)	17,765	320,480
AllianzGI Global Dynamic Allocation (c)	1,657,894	34,086,296
AllianzGI Short Duration High Income (c)	35,898	543,501

Total Mutual Funds (cost—$43,425,787)		47,518,724

Exchange-Traded Funds—6.9%
iShares U.S. Preferred Stock	13,452	522,072
Vanguard Intermediate-Term Corporate Bond	17,757	1,562,794
Vanguard Mortgage-Backed Securities	29,626	1,563,660

Total Exchange-Traded Funds (cost—$3,625,452)		3,648,526

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $919,009; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $939,534 including accrued interest
(cost—$919,000)	$919	$919,000

Total Investments (cost—$47,970,239)—98.5%		52,086,250

Other assets less liabilities (d)—1.5%		800,284

Net Assets—100.0%		$52,886,534

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Ultra U.S. Treasury Bond	15	12/19/17	$1,500	$2,015	$(21,762)
Australia Government 10-Year Bond	10	12/15/17	1,000	997	(18,025)
Australian Dollar	9	12/18/17	900	705	(16,899)
Canada Government 10-Year Bond	10	12/18/17	1,000	1,084	(22,628)
E-mini S&P 500 Index	9	12/15/17	— (f)	1,132	13,618
Euro Currency	5	12/18/17	625	742	(9,732)

					$(75,428)

Short position contracts:
10-Year Mini Japanese Government Bond	(13)	12/12/17	$(130,000)	$(1,737)	$7,844
2-Year U.S. Treasury Note	(7)	12/29/17	(1,400)	(1,510)	4,192
Japanese Yen	(5)	12/18/17	(6)	(558)	10,913
MSCI EAFE Index	(9)	12/15/17	— (f)	(890)	(2,945)

					$20,004

					$(55,424)

(e) At September 30, 2017, the Fund pledged $323,141 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

102	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds (a)—95.2%
AllianzGI Advanced Core Bond	472,715	$7,019,821
AllianzGI Best Styles U.S. Equity (c)	335,745	6,231,430
AllianzGI Emerging Markets Debt (b)	43,773	648,718
AllianzGI Emerging Markets Small-Cap (b)	19,074	344,099
AllianzGI Global Dynamic Allocation (c)	2,352,565	48,368,729
AllianzGI Short Duration High Income (c)	25	381

Total Mutual Funds (cost—$56,816,548)		62,613,178

Exchange-Traded Funds—0.7%
iShares U.S. Preferred Stock (cost—$441,357)	11,362	440,959

	Principal Amount (000s)	Value
Repurchase Agreements—3.2%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $2,105,021; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $2,151,533 including accrued interest
(cost—$2,105,000)	$2,105	$2,105,000

Total Investments (cost—$59,362,905)—99.1%		65,159,137

Other assets less liabilities (d)—0.9%		613,583

Net Assets—100.0%		$65,772,720

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australia Government 10-Year Bond	9	12/15/17	$900	$897	$(16,223)
Australian Dollar	10	12/18/17	1,000	784	(18,777)
Canada Government 10-Year Bond	9	12/18/17	900	976	(20,365)
E-mini S&P 500 Index	23	12/15/17	1	2,893	34,802
Euro Currency	6	12/18/17	750	890	(11,678)

					$(32,241)

Short position contracts:
10-Year Mini Japanese Government Bond	(12)	12/12/17	$(120,000)	$(1,604)	$7,241
2-Year U.S. Treasury Note	(8)	12/29/17	(1,600)	(1,725)	4,690
Japanese Yen	(6)	12/18/17	(8)	(669)	11,387

					$23,318

					$(8,923)

(e) At September 30, 2017, the Fund pledged $518,870 in cash as collateral for futures contracts.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	103

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds (a)—95.4%
AllianzGI Advanced Core Bond	46,504	$690,578
AllianzGI Best Styles Global Equity (c)	349,793	6,572,616
AllianzGI Best Styles U.S. Equity (c)	509,770	9,461,330
AllianzGI Emerging Markets Small-Cap (b)	43,264	780,480
AllianzGI Global Dynamic Allocation (c)	2,555,886	52,549,025

Total Mutual Funds (cost—$62,110,407)		70,054,029

Exchange-Traded Funds—0.2%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$133,573)	1,264	145,271

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $2,493,025; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $2,546,137 including accrued interest
(cost—$2,493,000)	$2,493	$2,493,000

Total Investments (cost—$64,736,980)—99.0%		72,692,300

Other assets less liabilities (d)—1.0%		710,706

Net Assets—100.0%		$73,403,006

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	11	12/18/17	$1,100		$862	$(20,654)
E-mini S&P 500 Index	28	12/15/17	1		3,522	42,368
Euro Currency	6	12/18/17	750		890	(11,679)

						$10,035

Short position contracts:
FTSE 100 Index	(5)	12/15/17	$—	(e)	$(491)	$2,002
Japanese Yen	(7)	12/18/17	(9)		(781)	13,997
SPI 200 Index	(3)	12/21/17	—	(e)	(333)	2,227

						$18,226

						$28,261

(e) Notional amount rounds to less than $500.

(f) At September 30, 2017, the Fund pledged $647,733 in cash as collateral for futures contracts.

Glossary:

FTSE—Financial Times Stock Exchange

104	Annual Report | September 30, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds (a)—95.9%
AllianzGI Advanced Core Bond	37,058	$550,305
AllianzGI Best Styles Global Equity (c)	964,624	18,125,278
AllianzGI Best Styles U.S. Equity (c)	502,845	9,332,798
AllianzGI Emerging Markets Small-Cap (b)	35,555	641,417
AllianzGI Global Dynamic Allocation (c)	1,335,500	27,457,885

Total Mutual Funds (cost—$48,772,830)		56,107,683

Exchange-Traded Funds—0.3%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$156,610)	1,482	170,326

	Principal Amount (000s)	Value
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $1,525,015; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,559,626 including accrued interest
(cost—$1,525,000)	$1,525	$1,525,000

Total Investments (cost—$50,454,440)—98.8%		57,803,009

Other assets less liabilities (d)—1.2%		686,009

Net Assets—100.0%		$58,489,018

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	9	12/18/17	$900		$705	$(16,899)
Euro Currency	5	12/18/17	625		742	(9,732)
E-mini S&P 500 Index	19	12/15/17	1		2,390	28,750
Mini MSCI Emerging Markets Index	12	12/15/17	1		654	(10,827)

						$(8,708)

Short position contracts:
FTSE 100 Index	(7)	12/15/17	$—	(f)	$(687)	$2,802
Japanese Yen	(6)	12/18/17	(8)		(669)	11,387
SPI 200 Index	(4)	12/21/17	—	(f)	(445)	2,969

						$17,158

						$8,450

(e) At September 30, 2017, the Fund pledged $631,928 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	105

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds (a)—94.7%
AllianzGI Best Styles Global Equity (c)	1,334,247	$25,070,493
AllianzGI Best Styles U.S. Equity (c)	521,947	9,687,342
AllianzGI Emerging Markets Small-Cap (b)	30,202	544,837
AllianzGI Global Dynamic Allocation (c)	826,761	16,998,199

Total Mutual Funds (cost—$44,899,774)		52,300,871

Exchange-Traded Funds—0.4%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$192,540)	1,822	209,403

	Principal Amount (000s)	Value
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $1,948,019; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,987,114 including accrued interest
(cost—$1,948,000)	$1,948	$1,948,000

Total Investments (cost—$47,040,314)—98.6%		54,458,274

Other assets less liabilities (d)—1.4%		783,581

Net Assets—100.0%		$55,241,855

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	9	12/18/17	$900		$705	$(16,899)
E-mini S&P 500 Index	18	12/15/17	1		2,265	27,237
Euro Currency	4	12/18/17	500		593	(7,786)
Mini MSCI Emerging Markets Index	19	12/15/17	1		1,035	(17,143)

						$(14,591)

Short position contracts:
FTSE 100 Index	(8)	12/15/17	$—	(f)	$(785)	$3,203
Japanese Yen	(6)	12/18/17	(8)		(669)	11,387
SPI 200 Index	(5)	12/21/17	—	(f)	(556)	3,711

						$18,301

						$3,710

(e) At September 30, 2017, the Fund pledged $621,141 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

106	Annual Report | September 30, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds (a)—94.8%
AllianzGI Best Styles Global Equity (c)	974,646	$18,313,605
AllianzGI Best Styles U.S. Equity (c)	338,620	6,284,793
AllianzGI Emerging Markets Small-Cap (b)	17,824	321,547
AllianzGI Global Dynamic Allocation (c)	343,353	7,059,343

Total Mutual Funds (cost—$27,212,598)		31,979,288

Exchange-Traded Funds—0.5%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$149,953)	1,419	163,086

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $1,141,011; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,165,022 including accrued interest
(cost—$1,141,000)	$1,141	$1,141,000

Total Investments (cost—$28,503,551)—98.7%		33,283,374

Other assets less liabilities (d)—1.3%		433,958

Net Assets—100.0%		$33,717,332

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	6	12/18/17	$600		$470	$(11,266)
E-mini S&P 500 Index	12	12/15/17	1		1,510	18,158
Euro Currency	4	12/18/17	500		593	(7,786)
Mini MSCI Emerging Markets Index	15	12/15/17	1		817	(13,534)

						$(14,428)

Short position contracts:
FTSE 100 Index	(6)	12/15/17	$—	(f)	$(589)	$2,402
Japanese Yen	(4)	12/18/17	(5)		(446)	6,168
SPI 200 Index	(4)	12/21/17	—	(f)	(445)	2,969

						$11,539

						$(2,889)

(e) At September 30, 2017, the Fund pledged $434,896 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	107

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds (a)—94.9%
AllianzGI Best Styles Global Equity (c)	1,018,338	$19,134,566
AllianzGI Best Styles U.S. Equity (c)	315,603	5,857,590
AllianzGI Emerging Markets Small-Cap (b)	17,132	309,055
AllianzGI Global Dynamic Allocation (c)	275,218	5,658,483

Total Mutual Funds (cost—$26,376,232)		30,959,694

Exchange-Traded Funds—0.5%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$143,824)	1,361	156,420

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $1,094,011; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,118,045 including accrued interest
(cost—$1,094,000)	$1,094	$1,094,000

Total Investments (cost—$27,614,056)—98.8%		32,210,114

Other assets less liabilities (d)—1.2%		406,598

Net Assets—100.0%		$32,616,712

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	6	12/18/17	$600		$470	$(11,266)
E-mini S&P 500 Index	11	12/15/17	1		1,384	16,645
Euro Currency	4	12/18/17	500		593	(7,786)
Mini MSCI Emerging Markets Index	17	12/15/17	1		926	(15,338)

						$(17,745)

Short position contracts:
FTSE 100 Index	(8)	12/15/17	$—	(f)	$(786)	$576
Japanese Yen	(4)	12/18/17	(5)		(446)	6,168
SPI 200 Index	(4)	12/21/17	—	(f)	(444)	2,969

						$9,713

						$(8,032)

(e) At September 30, 2017, the Fund pledged $400,857 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

108	Annual Report | September 30, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—95.1%
AllianzGI Best Styles Global Equity (c)	458,222	$8,609,987
AllianzGI Best Styles U.S. Equity (c)	146,181	2,713,120
AllianzGI Emerging Markets Small-Cap (b)	6,087	109,816
AllianzGI Global Dynamic Allocation (c)	123,840	2,546,142

Total Mutual Funds (cost—$12,074,087)		13,979,065

Exchange-Traded Funds—0.5%
Vanguard FTSE All World ex-U.S. Small-Cap (cost—$72,810)	689	79,187

	Principal Amount (000s)	Value
Repurchase Agreements—2.8%
State Street Bank and Trust Co.,dated 9/29/17, 0.12%, due 10/2/17, proceeds $413,004; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $422,790 including accrued interest
(cost—$413,000)	$413	$413,000

Total Investments (cost—$12,559,897)—98.4%		14,471,252

Other assets less liabilities (d)—1.6%		236,074

Net Assets—100.0%		$14,707,326

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
Australian Dollar	3	12/18/17	$300		$235	$(5,633)
E-mini S&P 500 Index	5	12/15/17	—	(f)	629	7,566
Euro Currency	2	12/18/17	250		296	(3,893)
Mini MSCI Emerging Markets Index	8	12/15/17	—	(f)	436	(7,218)

						$(9,178)

Short position contracts:
FTSE 100 Index	(4)	12/15/17	$—	(f)	$(393)	$288
Japanese Yen	(2)	12/18/17	(3)		(223)	3,084
SPI 200 Index	(2)	12/21/17	—	(f)	(222)	1,484

						$4,856

						$(4,322)

(e) At September 30, 2017, the Fund pledged $235,437 in cash as collateral for futures contracts.

(f) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	109

Schedule of Investments

September 30, 2017

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—69.6%
AllianzGI Emerging Markets Debt (d)(e)	188,389	$2,791,922
AllianzGI Europe Equity Dividend (d)(e)	199,960	3,273,342
AllianzGI Global High Yield (d)(e)	66,715	1,024,740
AllianzGI High Yield Bond (d)(e)	366,923	3,294,971
AllianzGI Short Duration High Income (d)(f)	554,959	8,402,079
Harvest Funds Intermediate Bond (e)	148,307	1,546,845
PIMCO Capital Securities and Financials (d)(e)	190,454	2,013,097
PIMCO Income (d)(e)	463,662	5,767,960
PIMCO Long-Term Credit (d)(e)	249,496	3,036,362
PIMCO Mortgage Opportunities (d)(e)	341,095	3,810,026

Total Mutual Funds (cost—$33,945,092)		34,961,344

Common Stock—17.9%
Equity Real Estate Investment Trusts (REITs)—13.6%
American Campus Communities, Inc.	1,590	70,199
Apple Hospitality REIT, Inc.	13,922	263,265
Ascendas Real Estate Investment Trust	87,600	172,163
AvalonBay Communities, Inc.	501	89,388
CapitaLand Retail China Trust	144,400	170,859
Citycon Oyj	64,607	170,035
Colony NorthStar, Inc., Class A	16,855	211,699
Crown Castle International Corp.	3,428	342,731
Duke Realty Corp.	6,043	174,159
Education Realty Trust, Inc.	4,630	166,356
Gaming and Leisure Properties, Inc.	9,613	354,624
Global Net Lease, Inc.	6,735	147,429
HCP, Inc.	4,819	134,113
Hospitality Properties Trust	5,420	154,416
Iron Mountain, Inc.	7,468	290,505
LaSalle Hotel Properties	5,027	145,884
Lexington Realty Trust	14,673	149,958

	Shares	Value
Macerich Co.	6,502	$357,415
Mapletree Industrial Trust	134,500	185,917
Medical Properties Trust, Inc.	13,685	179,684
MGM Growth Properties LLC, Class A	5,025	151,805
Omega Healthcare Investors, Inc.	9,197	293,476
Park Hotels & Resorts, Inc.	5,525	152,269
Piedmont Office Realty Trust, Inc., Class A	7,130	143,741
RLJ Lodging Trust	10,491	230,802
Sabra Health Care REIT, Inc.	15,179	333,027
Select Income REIT	13,024	305,022
Senior Housing Properties Trust	16,908	330,551
STAG Industrial, Inc.	8,190	224,979
Starhill Global REIT	321,400	180,301
Uniti Group, Inc.	28,048	411,184
WP Carey, Inc.	2,179	146,843

		6,834,799

Mortgage Real Estate Investment Trusts (REITs)—4.3%
AGNC Investment Corp.	35,875	777,770
Annaly Capital Management, Inc.	40,443	493,000
Apollo Commercial Real Estate Finance, Inc.	20,038	362,888
PennyMac Mortgage Investment Trust	29,086	505,806

		2,139,464

Total Common Stock (cost—$8,795,396)		8,974,263

Exchange-Traded Funds—5.5%
Alerian MLP	159,337	1,787,761
iShares Core High Dividend	11,690	1,004,756

Total Exchange-Traded Funds (cost—$2,863,302)		2,792,517

Rights (g)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	541	549
Safeway CVR—PDC, expires 1/30/17 (b)(c)	541	9

Total Rights (cost—$566)		558

	Principal Amount (000s)	Value
Repurchase Agreements—4.1%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $2,037,020; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $2,081,068 including accrued interest
(cost—$2,037,000)	$2,037	$2,037,000

Total Investments (cost—$47,641,356) (a)—97.1%		48,765,682

Other assets less liabilities (h)—2.9%		1,447,623

Net Assets—100.0%		$50,213,305

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $522,499, representing 1.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Security with a value of $9, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(d) Affiliated fund.

(e) Institutional Class share.

(f) Class R6 share.

(g) Non-income producing.

110	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year Ultra U.S. Treasury Bond	44	12/19/17	$4,400	$5,910	$(74,908)
Australia Government 10-Year Bond	29	12/15/17	2,900	2,890	(52,273)
E-mini Russell 2000 Index	7	12/15/17	— (j)	523	14,272
E-mini S&P 500 Index	20	12/15/17	1	2,516	14,805
Euro-BTP	3	12/7/17	300	479	(6,173)
Euro-Bund	2	12/7/17	200	381	(4,021)
Long Gilt	3	12/27/17	300	498	(13,432)
Mini MSCI Emerging Markets Index	54	12/15/17	3	2,941	(51,742)
TOPIX Index	14	12/7/17	140	2,084	124,983
Ultra U.S. Treasury Bond	28	12/19/17	2,800	4,623	(31,929)

					$(80,418)

Short position contracts:
10-Year Japanese Government Bond	(2)	12/13/17	$(200,000)	$(2,673)	$17,232
2-Year U.S. Treasury Note	(16)	12/29/17	(3,200)	(3,451)	8,973
5-Year U.S. Treasury Note	(40)	12/29/17	(4,000)	(4,700)	2,119
Canadian Dollar	(20)	12/19/17	(2,000)	(1,605)	36,647
Dow Jones U.S. Real Estate Index	(102)	12/15/17	(10)	(3,225)	71,174
FTSE 100 Index	(5)	12/15/17	— (j)	(491)	2,069

					$138,214

					$57,796

(i) At September 30, 2017, the Fund pledged $1,020,198 in cash as collateral for futures contracts.

(j) Notional amount rounds to less than $500.

Glossary:

CVR—Contingent Value Rights

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TOPIX—Tokyo Stock Price Index

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	111

Schedule of Investments

September 30, 2017

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—86.9%
AllianzGI Advanced Core Bond	5,888,666	$87,446,693
AllianzGI Best Styles Global Equity (c)	7,680,084	144,308,772
AllianzGI Best Styles Global Managed Volatility	1,982,375	35,385,401
AllianzGI Emerging Markets Debt (b)	1,040,077	15,413,937
AllianzGI Emerging Markets Small-Cap (b)	255,509	4,609,381
AllianzGI High Yield Bond (b)	548,802	4,928,245
AllianzGI International Growth (b)	899,746	17,904,950

Total Mutual Funds (cost—$265,795,610)		309,997,379

Exchange-Traded Funds—6.2%
iShares iBoxx $ Investment Grade Corporate Bond	87,950	10,662,179
iShares MBS	65,470	7,011,837
PowerShares DB Commodity Index Tracking (d)	275,000	4,235,000

Total Exchange-Traded Funds (cost—$21,804,609)		21,909,016

	Principal Amount (000s)	Value
U.S. Treasury Obligations—1.4%
U.S. Treasury Notes, 2.75%, 2/15/19 (cost—$5,099,302)	$5,000	$5,090,527

Repurchase Agreements—5.8%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $20,626,206; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $21,040,864 including accrued interest
(cost—$20,626,000)	20,626	20,626,000

Total Investments (cost—$313,325,521)—100.3%		357,622,922

Liabilities in excess of other assets (e)—(0.3)%		(1,043,659)

Net Assets—100.0%		$356,579,263

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
10-Year U.S. Treasury Note	29	12/19/17	$2,900		$3,634	$(47,177)
5-Year U.S. Treasury Note	60	12/29/17	6,000		7,050	(58,524)
Australian Dollar	54	12/18/17	5,400		4,232	(62,014)
British Pound	110	12/18/17	6,875		9,239	5,526
Canadian Dollar	106	12/19/17	10,600		8,507	(133,447)
E-mini S&P 500 Index	204	12/15/17	10		25,664	224,021
Euro Currency	79	12/18/17	9,875		11,716	(79,504)
FTSE 100 Index	18	12/15/17	—	(g)	1,768	(4,372)
FTSE/MIB Index	27	12/15/17	—	(g)	3,611	78,465
Long Gilt	51	12/27/17	5,100		8,466	(233,125)
Mini DAX European Index	42	12/15/17	—	(g)	3,177	27,011
Mini MSCI Emerging Markets Index	94	12/15/17	5		5,120	(41,346)
Russell 2000 Mini Index	62	12/15/17	3		4,628	37,539
TOPIX Index	32	12/7/17	320		4,763	285,675
Ultra U.S. Treasury Bond	32	12/19/17	3,200		5,284	(97,217)

						$(98,489)

Short position contracts:
Japanese Yen	(45)	12/18/17	$(56)		$(5,018)	$30,199

						$(68,290)

(f) At September 30, 2017, the Fund pledged $4,881,062 in cash as collateral for futures contracts.

(g) Notional amount rounds to less than $500.

Glossary:

FTSE—Financial Times Stock Exchange

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

TOPIX—Tokyo Stock Price Index

112	Annual Report | September 30, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—86.1%
Brazil—5.0%
B3 S.A.—Brasil Bolsa Balcao	656	$4,961
Banco Bradesco S.A.	3,740	39,441
Banco do Brasil S.A.	8,100	89,257
Banco Santander Brasil S.A. UNIT	1,700	14,836
Braskem S.A. ADR	1,417	37,891
Cia de Saneamento de Minas Gerais—COPASA	1,200	16,217
Cosan Ltd., Class A	5,471	44,479
Cosan S.A. Industria e Comercio	3,900	44,576
JBS S.A.	4,600	12,346
MRV Engenharia e Participacoes S.A.	11,400	49,528
Sao Martinho S.A.	1,200	6,740

		360,272

China—34.4%
Agricultural Bank of China Ltd., Class H	94,000	42,314
Alibaba Group Holding Ltd. ADR (e)	2,284	394,470
BAIC Motor Corp., Ltd., Class H (a)	7,000	6,652
Baidu, Inc. ADR (e)	160	39,630
Bank of China Ltd., Class H	158,000	78,482
Bank of Communications Co., Ltd., Class H	84,000	61,658
BYD Electronic International Co., Ltd.	8,500	25,188
China Communications Services Corp., Ltd., Class H	18,000	9,293
China Construction Bank Corp., Class H	100,000	83,545
China Everbright Bank Co., Ltd., Class H	47,000	21,767
China High Speed Transmission Equipment Group Co., Ltd.	6,000	7,696
China Merchants Bank Co., Ltd., Class H	24,000	84,985
China Minsheng Banking Corp., Ltd., Class H	42,000	38,683
China Mobile Ltd.	1,500	15,228
China Mobile Ltd. ADR	752	38,029
China Petroleum & Chemical Corp., Class H	114,000	85,920
China Power International Development Ltd.	73,000	24,071
China Southern Airlines Co., Ltd., Class H	10,000	6,892
Chinasoft International Ltd.	18,000	10,024
Chongqing Rural Commercial Bank Co., Ltd., Class H	69,000	43,926
CIFI Holdings Group Co., Ltd.	20,000	11,176
Geely Automobile Holdings Ltd.	14,000	39,756
Guangzhou Automobile Group Co., Ltd., Class H	38,000	88,353
Guangzhou R&F Properties Co., Ltd., Class H	31,600	73,384
Hollysys Automation Technologies Ltd.	563	12,166
Hua Hong Semiconductor Ltd. (a)	7,000	9,509
Huaneng Renewables Corp., Ltd., Class H	16,000	5,304
Industrial & Commercial Bank of China Ltd., Class H	213,000	159,219

	Shares	Value
Kingboard Laminates Holdings Ltd.	14,000	$22,677
NetEase, Inc. ADR	360	94,972
Nexteer Automotive Group Ltd. (e)	19,000	32,755
Ping An Insurance Group Co. of China Ltd., Class H	13,000	100,417
Pou Sheng International Holdings Ltd.	18,000	3,301
Shenzhen Expressway Co., Ltd., Class H	26,000	25,282
Shenzhen Investment Ltd.	22,000	9,993
Sichuan Expressway Co., Ltd., Class H	14,000	5,643
Sinopec Shanghai Petrochemical Co., Ltd., Class H	80,000	47,796
Sinopharm Group Co., Ltd., Class H	10,000	44,295
Springland International Holdings Ltd.	37,000	6,584
Tencent Holdings Ltd.	9,650	421,905
Tianneng Power International Ltd.	28,700	29,737
Tongda Group Holdings Ltd.	80,000	21,569
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	12,740	15,975
Xtep International Holdings Ltd.	16,500	5,691
Yuzhou Properties Co., Ltd.	33,000	17,860
Zhejiang Expressway Co., Ltd., Class H	20,000	24,914
Zhongsheng Group Holdings Ltd.	12,500	27,153

		2,475,839

Colombia—0.3%
Almacenes Exito S.A.	1,161	6,112
Corp. Financiera Colombiana S.A.	564	5,508
Grupo Aval Acciones y Valores S.A. ADR	717	6,432

		18,052

Czech Republic—0.2%
Moneta Money Bank AS (a)	4,984	17,548

Egypt—0.1%
Commercial International Bank Egypt SAE GDR	2,199	9,994

Hong Kong—1.0%
WH Group Ltd. (a)	66,500	70,823

Hungary—0.8%
Magyar Telekom Telecommunications PLC	8,154	14,846
MOL Hungarian Oil & Gas PLC	2,024	23,018
OTP Bank PLC	437	16,406

		54,270

India—0.5%
Tata Motors Ltd. ADR (e)	718	22,452
Wipro Ltd. ADR	2,734	15,529

		37,981

Indonesia—1.5%
Adaro Energy Tbk PT	54,300	7,371
Gudang Garam Tbk PT	1,100	5,376
Telekomunikasi Indonesia Persero Tbk PT	164,000	57,036
Telekomunikasi Indonesia Persero Tbk PT ADR	999	34,266

		104,049

	Shares	Value
Korea (Republic of)—12.1%
Daelim Industrial Co., Ltd.	424	$29,728
Doosan Heavy Industries & Construction Co., Ltd.	249	3,730
GS Holdings Corp.	544	31,246
Hana Financial Group, Inc.	351	14,562
Hanil Cement Co., Ltd.	83	8,515
Hanwha Chemical Corp.	2,141	60,916
Hanwha General Insurance Co., Ltd.	767	5,387
KB Financial Group, Inc.	716	35,227
Korea Electric Power Corp.	1,288	43,760
Korea Electric Power Corp. ADR	3,038	50,917
Korea Petrochemical Ind Co., Ltd.	115	24,978
LG Chem Ltd.	83	28,515
Lotte Chemical Corp.	33	10,926
LS Corp.	237	16,353
S&T Motiv Co., Ltd.	144	6,051
S-Oil Corp.	134	14,965
Samsung Electronics Co., Ltd.	181	407,290
Samsung Electronics Co., Ltd. GDR	35	39,697
Woori Bank	2,243	35,017

		867,780

Malaysia—2.6%
AirAsia Bhd.	68,000	55,612
Bermaz Auto Bhd.	15,140	7,566
CIMB Group Holdings Bhd.	10,800	16,134
Hong Leong Financial Group Bhd.	4,900	19,286
MISC Bhd.	3,700	6,405
Sunway Bhd.	17,674	7,707
Tenaga Nasional Bhd.	13,600	46,149
Top Glove Corp. Bhd.	19,300	25,368

		184,227

Mexico—2.5%
Alpek S.A.B de C.V.	9,000	9,391
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	2,600	26,628
Grupo Aeroportuario del Sureste S.A.B de C.V., Class B	2,810	53,592
Grupo Lala S.A.B de C.V.	3,300	5,594
Industrias Bachoco S.A.B de C.V. ADR	806	53,599
Industrias Bachoco S.A.B de C.V., Ser. B	1,500	8,313
Vitro S.A.B de C.V., Ser. A	5,600	23,101

		180,218

Norway—0.2%
Bakkafrost P/F	351	16,125

Philippines—0.1%
DMCI Holdings, Inc.	23,600	7,247
San Miguel Corp.	1,350	2,613

		9,860

Russian Federation—2.5%
LUKOIL PJSC ADR	344	18,242
Magnitogorsk Iron & Steel Works PJSC GDR	444	4,295
MegaFon PJSC GDR	700	8,055
MMC Norilsk Nickel PJSC ADR	403	6,932
Mobile TeleSystems PJSC ADR	6,475	67,599
RusHydro PJSC ADR	5,912	8,504
Severstal PJSC GDR	348	5,209
United Co. RUSAL PLC	16,000	12,127
X5 Retail Group NV GDR (e)	1,158	51,983

		182,946

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	113

Schedule of Investments

September 30, 2017

	Shares	Value
Singapore—0.2%
Accordia Golf Trust UNIT	4,600	$2,476
Croesus Retail Trust UNIT	4,200	3,607
Wing Tai Holdings Ltd.	6,500	10,361

		16,444

South Africa—3.4%
AVI Ltd.	3,606	26,098
Clicks Group Ltd.	2,581	30,063
Fortress Income Fund Ltd., Class A	5,234	6,669
Investec Ltd.	1,341	9,707
Liberty Holdings Ltd.	4,895	38,038
Naspers Ltd., Class N	127	27,454
Novus Holdings Ltd.	44	21
Raubex Group Ltd.	3,582	5,239
Redefine Properties Ltd. REIT	6,604	5,215
Sappi Ltd.	6,148	41,872
SPAR Group Ltd.	1,306	16,128
Super Group Ltd. (e)	3,534	11,224
Tiger Brands Ltd.	875	24,395
Tsogo Sun Holdings Ltd.	3,201	4,777

		246,900

Taiwan—12.5%
Accton Technology Corp.	7,000	22,562
AmTRAN Technology Co., Ltd.	9,000	4,874
Chicony Power Technology Co., Ltd.	5,025	9,415
China Motor Corp.	11,000	9,710
Elite Material Co., Ltd.	13,000	61,909
First Financial Holding Co., Ltd.	42,840	27,515
Formosa Chemicals & Fibre Corp.	12,000	36,541
Grape King Bio Ltd.	2,000	12,072
Hon Hai Precision Industry Co., Ltd.	21,210	73,660
Hon Hai Precision Industry Co., Ltd. GDR	2,780	19,460
Inventec Corp.	8,000	5,923
King Yuan Electronics Co., Ltd.	15,000	14,745
Lite-On Technology Corp.	26,439	37,873
Mitac Holdings Corp.	22,437	27,222
Powertech Technology, Inc.	6,800	19,653
Sinbon Electronics Co., Ltd.	5,479	14,511
Taiwan Cooperative Financial Holding Co., Ltd.	28,840	14,900
Taiwan Semiconductor Manufacturing Co., Ltd.	49,000	350,960
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	173	6,496
Tong Yang Industry Co., Ltd.	3,000	6,134
Tripod Technology Corp.	3,000	10,408

	Shares	Value
United Microelectronics Corp.	36,000	$18,037
Win Semiconductors Corp.	9,100	58,495
Wistron Corp.	40,650	32,601

		895,676

Thailand—3.0%
Airports of Thailand PCL (c)(d)	35,000	62,025
GFPT PCL (c)(d)	5,400	3,228
PTT Global Chemical PCL (c)(d)	9,300	21,496
PTT PCL (c)(d)	6,200	75,920
Siam Cement PCL	1,250	18,839
Thai Union Group PCL (c)(d)	2,600	1,559
Thanachart Capital PCL (c)(d)	11,500	16,826
Tisco Financial Group PCL (c)(d)	6,100	14,099

		213,992

Turkey—2.4%
Akbank Turk AS	13,323	35,160
Arcelik AS	2,506	15,982
BIM Birlesik Magazalar AS	1,140	23,769
Petkim Petrokimya Holding AS	6,745	11,318
Tofas Turk Otomobil Fabrikasi AS	3,122	27,051
Trakya Cam Sanayii AS	9,462	9,637
Turkiye Vakiflar Bankasi Tao	28,847	50,784

		173,701

United States—0.8%
China Biologic Products Holdings, Inc. (e)	364	33,587
First BanCorp (e)	5,027	25,738

		59,325

Total Common Stock (cost—$4,771,584)		6,196,022

Preferred Stock—5.0%
Brazil—3.5%
Banco Bradesco S.A.	5,403	59,793
Banco do Estado do Rio Grande do Sul S.A., Class B	3,100	17,266
Braskem S.A., Class A	600	8,038
Cia de Gas de Sao Paulo—COMGAS, Class A	500	8,711
Cia de Transmissao de Energia Eletrica Paulista	1,400	30,200
Metalurgica Gerdau S.A. (e)	3,100	5,178
Petroleo Brasileiro S.A. (e)	10,400	50,241
Telefonica Brasil S.A.	4,700	74,897

		254,324

	Shares	Value
Colombia—0.5%
Banco Davivienda S.A.	2,951	$33,423

Korea (Republic of)—1.0%
Samsung Electronics Co., Ltd.	40	72,354

Total Preferred Stock (cost—$259,986)		360,101

Rights—0.0%
Korea (Republic of)—0.0%
Hanwha Non-Life Insurance Co., Ltd., expires 11/02/17, (c)(d)(e) (cost—$0)	175	125

	Units
Warrants—0.0%
Malaysia—0.0%
Sunway Bhd., expires 10/03/24 (c)(d)(e) (cost—$0)	2,272	—

	Principal Amount (000s)
Repurchase Agreements—6.0%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $432,004; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $441,581 including accrued interest
(cost-$432,000)	$432	432,000

Total Investments (cost—$5,463,570) (b)—97.1%		6,988,248

Other assets less liabilities (f)—2.9%		206,721

Net Assets—100.0%		$7,194,969

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $104,532, representing 1.5% of net assets.

(b) Securities with an aggregate value of $4,428,820, representing 61.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $195,278, representing 2.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional		Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
S&P CNX Nifty Index	37	10/26/17	$—	(h)	$725	$(7,536)

114	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

(g) At September 30, 2017, the Fund pledged $66,373 in cash as collateral for futures contracts.

(h) Notional amount rounds to less than $500.

Glossary:

ADR—American Depositary Receipt

CNX—National Stock Exchange of India

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.0%
Internet Software & Services	13.2%
Technology Hardware, Storage & Peripherals	8.7%
Semiconductors & Semiconductor Equipment	6.6%
Oil, Gas & Consumable Fuels	5.5%
Chemicals	4.1%
Electronic Equipment, Instruments & Components	3.3%
Food Products	3.2%
Transportation Infrastructure	2.7%
Automobiles	2.7%
Diversified Telecommunication Services	2.6%
Electric Utilities	2.5%
Insurance	2.0%
Real Estate Management & Development	1.9%
Wireless Telecommunication Services	1.8%
Food & Staples Retailing	1.8%
Auto Components	1.0%
Household Durables	1.0%
Airlines	0.9%
Electrical Equipment	0.7%
Specialty Retail	0.7%
Communications Equipment	0.7%
Healthcare Providers & Services	0.6%
Paper & Forest Products	0.6%
Construction & Engineering	0.5%
Metals & Mining	0.5%
Biotechnology	0.5%
Independent Power Producers & Energy Traders	0.4%
Media	0.4%
Construction Materials	0.4%
IT Services	0.3%
Healthcare Equipment & Supplies	0.3%
Containers & Packaging	0.3%
Water Utilities	0.2%
Capital Markets	0.2%
Personal Products	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Industrial Conglomerates	0.1%
Building Products	0.1%
Gas Utilities	0.1%
Hotels, Restaurants & Leisure	0.1%
Multi-Line Retail	0.1%
Marine	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Diversified Financial Services	0.1%
Tobacco	0.1%
Commercial Services & Supplies	0.0%
Repurchase Agreements	6.0%
Other assets less liabilities	2.9%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	115

Schedule of Investments

September 30, 2017

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—97.8%
Argentina—0.1%
Adecoagro S.A. (e)	32,791	$354,143

Australia—0.9%
Bapcor Ltd.	79,775	328,624
BlueScope Steel Ltd.	68,625	592,818
CSR Ltd.	126,062	469,421
Fortescue Metals Group Ltd.	107,988	437,323
Harvey Norman Holdings Ltd.	90,213	275,172
Metcash Ltd.	340,126	685,120
Myer Holdings Ltd.	687,658	418,372
Qantas Airways Ltd.	183,675	841,291
Southern Cross Media Group Ltd.	217,415	202,234
Tassal Group Ltd.	217,202	656,988
WPP AUNZ Ltd.	441,600	381,030

		5,288,393

Austria—0.5%
BUWOG AG (e)	15,209	455,859
Erste Group Bank AG (e)	31,151	1,345,881
EVN AG	29,087	454,305
OMV AG	12,641	736,973
Porr AG	8,692	274,548

		3,267,566

Belgium—0.3%
D’ieteren S.A.	7,725	354,588
KBC Group NV	19,361	1,642,585

		1,997,173

Brazil—0.8%
Banco Bradesco S.A.	50,300	530,452
Cia de Saneamento Basico do Estado de Sao Paulo	61,000	640,980
Cia de Saneamento de Minas Gerais—COPASA	24,000	324,330
Cielo S.A.	112,300	779,361
Fibria Celulose S.A.	61,700	834,771
JBS S.A.	132,600	355,872
MRV Engenharia e Participacoes S.A.	54,000	234,608
Qualicorp S.A.	88,100	1,054,257
Sao Martinho S.A.	59,700	335,337

		5,089,968

Canada—4.4%
Atco Ltd., Class I	21,643	794,429
BCE, Inc.	11,156	522,685
Canadian Imperial Bank of Commerce	11,522	1,008,100
Canadian Tire Corp., Ltd., Class A	7,415	923,138
Celestica, Inc. (e)	27,159	336,073
CGI Group, Inc., Class A (e)	12,519	649,152
Chorus Aviation, Inc.	33,260	222,844
Cogeco Communications, Inc.	12,039	887,861
CT Real Estate Investment Trust REIT	33,287	370,552
Dream Global Real Estate Investment Trust REIT	50,610	446,577
Enerflex Ltd.	25,828	380,874
Exchange Income Corp.	25,552	715,313
Fortis, Inc.	18,091	649,261
Genworth MI Canada, Inc.	18,321	543,720
George Weston Ltd.	6,454	561,993
High Liner Foods, Inc.	22,958	257,777
Industrial Alliance Insurance & Financial Services, Inc.	19,259	872,077

	Shares	Value
Kirkland Lake Gold Ltd.	61,209	$788,812
Laurentian Bank of Canada	17,494	845,573
Linamar Corp.	22,983	1,402,465
Loblaw Cos., Ltd.	22,406	1,222,880
Lucara Diamond Corp.	165,833	321,632
Magna International, Inc.	13,234	706,273
Manulife Financial Corp.	57,120	1,158,651
Martinrea International, Inc.	22,134	201,162
Metro, Inc.	10,778	370,654
National Bank of Canada	17,173	826,479
Open Text Corp.	20,505	661,616
Pure Industrial Real Estate Trust REIT	75,722	385,968
Rogers Sugar, Inc.	79,740	403,892
Royal Bank of Canada	22,147	1,713,541
TFI International, Inc.	9,473	244,161
TMX Group Ltd.	13,004	734,748
Toronto-Dominion Bank	40,020	2,253,180
TransCanada Corp.	21,729	1,073,955
Transcontinental, Inc., Class A	52,297	1,080,937

		26,539,005

Chile—0.1%
Cia Cervecerias Unidas S.A.	51,043	693,820

China—5.3%
AAC Technologies Holdings, Inc.	30,600	517,801
Agile Group Holdings Ltd.	512,909	752,711
Agricultural Bank of China Ltd., Class H	850,000	382,628
Air China Ltd., Class H	419,653	349,046
Alibaba Group Holding Ltd. ADR (e)	20,093	3,470,262
Bank of Chongqing Co., Ltd., Class H	430,000	350,892
Bank of Communications Co., Ltd., Class H	1,013,961	744,268
Beijing Enterprises Holdings Ltd.	194,500	1,047,638
BYD Electronic International Co., Ltd.	254,182	753,210
China CITIC Bank Corp., Ltd., Class H	1,081,000	689,951
China Communications Construction Co., Ltd., Class H	281,000	352,436
China Construction Bank Corp., Class H	1,704,188	1,423,767
China High Speed Transmission Equipment Group Co., Ltd.	180,880	232,016
China Lumena New Materials Corp. (c)(d)(e)	60,228	1,157
China Merchants Bank Co., Ltd., Class H	147,656	522,858
China Petroleum & Chemical Corp., Class H	1,098,200	827,693
China Railway Construction Corp., Ltd., Class H	221,484	281,739
China Southern Airlines Co., Ltd., Class H	902,846	622,270
China Water Affairs Group Ltd.	396,000	281,256
China Yuchai International Ltd.	18,373	408,983
China Zhongwang Holdings Ltd.	831,200	425,801
Fosun International Ltd.	449,500	950,372

	Shares	Value
Great Wall Motor Co., Ltd., Class H (c)(d)	263,740	$326,421
Guangzhou Automobile Group Co., Ltd., Class H	430,565	1,001,099
Guangzhou R&F Properties Co., Ltd., Class H	97,919	227,396
Haier Electronics Group Co., Ltd. (e)	204,000	499,309
Hua Hong Semiconductor Ltd. (a)	602,000	817,807
Industrial & Commercial Bank of China Ltd., Class H	1,998,000	1,493,523
Lee & Man Paper Manufacturing Ltd.	289,483	372,473
Minth Group Ltd.	50,685	266,353
NetEase, Inc. ADR	3,613	953,146
Nexteer Automotive Group Ltd. (e)	282,000	486,153
Semiconductor Manufacturing International Corp. (e)	779,500	881,955
Shanghai Industrial Holdings Ltd.	268,000	813,629
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	282,389	691,862
Shenzhen Expressway Co., Ltd., Class H	291,426	283,381
Sihuan Pharmaceutical Holdings Group Ltd.	1,814,000	662,351
Sinopec Shanghai Petrochemical Co., Ltd., Class H	794,620	474,744
Sinopharm Group Co., Ltd., Class H	162,079	717,928
Skyworth Digital Holdings Ltd.	854,848	438,115
Tencent Holdings Ltd.	74,419	3,253,649
Tianneng Power International Ltd.	374,000	387,514
Travelsky Technology Ltd., Class H	256,000	669,683
Xtep International Holdings Ltd.	763,500	263,332
Yuzhou Properties Co., Ltd.	1,348,708	729,921

		32,100,499

Colombia—0.1%
Almacenes Exito S.A.	67,834	357,116

Cyprus—0.0%
Bank of Cyprus Holdings PLC (e)	60,828	199,682

Czech Republic—0.1%
Philip Morris CR AS (e)	676	509,241

Denmark—0.7%
Danske Bank A/S	33,992	1,362,180
Dfds A/S	15,838	905,842
GN Store Nord A/S	12,551	430,870
Scandinavian Tobacco Group A/S, Class A (a)	20,210	358,540
Schouw & Co. AB	2,886	314,158
Spar Nord Bank A/S	30,466	379,846
TDC A/S	71,201	417,563

		4,168,999

Finland—0.4%
Cramo Oyj	13,987	367,159
Stora Enso Oyj, Class R	58,090	821,693
UPM-Kymmene Oyj	41,333	1,121,410

		2,310,262

116	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
France—5.1%
Air France-KLM (e)	39,262	$619,164
Amundi S.A. (a)	9,238	768,108
ArcelorMittal (e)	36,416	939,398
Arkema S.A.	11,022	1,352,420
Assystem	10,265	400,363
Atos SE	11,349	1,760,320
AXA S.A.	57,613	1,741,764
Bouygues S.A.	28,308	1,343,805
Capgemini SE	6,889	807,560
Cie de Saint-Gobain	19,383	1,154,840
Cie Generale des Etablissements Michelin	10,041	1,464,997
CNP Assurances	30,749	720,856
Eiffage S.A.	12,403	1,284,498
Faurecia	11,929	827,824
IPSOS	10,839	375,159
L’Oreal S.A.	6,423	1,361,956
Maisons du Monde S.A. (a)	11,748	516,451
Metropole Television S.A.	32,956	762,249
MGI Coutier	11,754	519,563
Orange S.A.	85,026	1,392,211
Peugeot S.A.	35,387	842,394
Rallye S.A.	17,823	330,299
Renault S.A.	8,754	860,145
Sanofi	19,776	1,968,634
Societe Generale S.A.	13,437	787,427
STMicroelectronics NV	47,928	929,772
Teleperformance	4,109	613,015
Total S.A.	29,090	1,561,971
Valeo S.A.	10,882	807,453
Vinci S.A.	17,321	1,645,722

		30,460,338

Germany—2.3%
Bayer AG	13,953	1,906,026
Bayerische Motoren Werke AG	7,739	785,464
CECONOMY AG	34,252	403,342
Covestro AG (a)	9,856	848,115
Deutsche Lufthansa AG	38,014	1,057,127
Deutsche Post AG	33,914	1,511,692
Draegerwerk AG & Co. KGaA	2,865	241,093
Fresenius SE & Co. KGaA	16,219	1,311,629
Indus Holding AG	4,304	318,545
Merck KGaA	11,022	1,227,555
METRO AG (e)	34,252	724,029
Rheinmetall AG	4,316	486,779
Siemens AG	6,967	983,109
Takkt AG	5,000	114,644
Talanx AG (e)	27,587	1,116,150
Uniper SE	40,565	1,113,294

		14,148,593

Greece—0.3%
FF Group (e)	29,042	631,232
JUMBO S.A.	46,117	762,535
Motor Oil Hellas Corinth Refineries S.A.	24,008	573,460

		1,967,227

Hong Kong—0.9%
Dah Sing Financial Holdings Ltd.	48,960	333,332
Global Brands Group Holding Ltd. (e)	3,744,000	361,373
Hang Lung Group Ltd.	189,000	680,607
IT Ltd.	832,000	448,400
Jardine Strategic Holdings Ltd.	17,300	748,240
Johnson Electric Holdings Ltd.	208,000	797,373

	Shares	Value
Kerry Properties Ltd.	107,757	$447,574
Man Wah Holdings Ltd.	441,600	396,266
WH Group Ltd. (a)	800,000	852,002
Xinyi Glass Holdings Ltd. (e)	553,708	548,794

		5,613,961

Indonesia—0.8%
Bank Danamon Indonesia Tbk PT	1,136,000	438,777
Bank Negara Indonesia Persero Tbk PT	1,274,445	700,787
Bank Tabungan Negara Persero Tbk PT	2,092,600	490,098
Indo Tambangraya Megah Tbk PT	462,300	695,503
Indofood CBP Sukses Makmur Tbk PT	699,518	453,495
Indofood Sukses Makmur Tbk PT	679,021	425,213
Telekomunikasi Indonesia Persero Tbk PT	3,375,894	1,174,066
Waskita Karya Persero Tbk PT	2,112,800	278,816

		4,656,755

Israel—0.6%
Bank Leumi Le-Israel BM	101,500	539,423
Delta-Galil Industries Ltd.	8,000	252,348
El Al Israel Airlines	467,377	315,093
First International Bank of Israel Ltd.	20,903	390,231
Israel Corp., Ltd. (e)	3,233	646,143
Ituran Location and Control Ltd.	6,422	231,513
Mizrahi Tefahot Bank Ltd.	39,050	700,343
Teva Pharmaceutical Industries Ltd. ADR	41,726	734,378

		3,809,472

Italy—1.4%
ACEA SpA	28,048	434,927
Amplifon SpA	27,181	413,759
Banca Farmafactoring SpA (a)(e)	36,992	251,395
Enav SpA (a)	97,963	449,021
Enel SpA	287,133	1,729,778
Immobiliare Grande Distribuzione SIIQ SpA REIT	295,755	308,480
Intesa Sanpaolo SpA	283,305	1,002,987
Iren SpA	181,416	486,724
Italgas SpA	99,383	557,939
OVS SpA (a)	65,655	501,560
Recordati SpA	16,318	753,023
Telecom Italia SpA (e)	1,156,426	1,084,768
Unipol Gruppo Finanziario SpA	89,662	411,373

		8,385,734

Japan—7.2%
Aisin Seiki Co., Ltd.	16,000	843,563
Brother Industries Ltd.	33,200	774,085
Canon, Inc.	44,300	1,515,989
Daiho Corp.	73,000	345,783
Daiwa House Industry Co., Ltd.	21,346	737,344
Exedy Corp.	5,926	180,598
Hamakyorex Co., Ltd.	19,500	559,410
Hitachi Ltd.	143,000	1,008,272
Idemitsu Kosan Co., Ltd.	22,829	645,190
Iida Group Holdings Co., Ltd.	56,600	1,009,695
Information Services International-Dentsu Ltd.	21,800	495,387

	Shares	Value
ITOCHU Corp.	97,723	$1,601,169
Japan Airlines Co., Ltd.	21,583	730,613
JFE Holdings, Inc.	32,100	627,869
Macnica Fuji Electronics Holdings, Inc.	20,700	381,562
Maeda Corp.	66,057	808,052
Marubeni Corp.	118,400	809,406
Marudai Food Co., Ltd.	40,000	189,547
Matsumotokiyoshi Holdings Co., Ltd.	7,286	488,028
Mazda Motor Corp.	72,200	1,106,098
MCJ Co., Ltd.	35,600	385,815
Mitsubishi Chemical Holdings Corp.	82,994	791,263
Mitsubishi Corp.	64,400	1,498,319
Mitsubishi Tanabe Pharma Corp.	32,900	755,286
Mitsubishi UFJ Financial Group, Inc.	228,815	1,487,716
Mitsui & Co., Ltd.	101,800	1,505,714
Mitsui Engineering & Shipbuilding Co., Ltd.	24,600	321,181
Mitsui Sugar Co., Ltd.	24,800	834,983
MS&AD Insurance Group Holdings, Inc.	22,000	708,980
NEC Corp.	27,200	737,867
Nippon Telegraph & Telephone Corp.	52,748	2,416,950
Nissan Motor Co., Ltd.	152,641	1,512,157
Nomura Real Estate Holdings, Inc.	18,943	404,094
ORIX Corp.	57,899	934,734
Raito Kogyo Co., Ltd.	53,137	528,459
Sapporo Holdings Ltd.	15,640	421,619
Seiko Epson Corp.	33,700	816,076
Seino Holdings Co., Ltd.	28,800	404,710
Sekisui House Ltd.	38,177	643,501
Shimachu Co., Ltd.	31,200	820,225
SKY Perfect JSAT Holdings, Inc.	72,200	323,471
SoftBank Group Corp.	21,000	1,703,022
Sojitz Corp.	155,816	431,149
Sompo Holdings, Inc.	13,115	511,084
Sumitomo Forestry Co., Ltd.	26,520	415,328
Sumitomo Mitsui Trust Holdings, Inc.	16,515	596,566
Sumitomo Osaka Cement Co., Ltd.	67,028	296,443
Tokyo Seimitsu Co., Ltd.	11,700	415,195
TOMONY Holdings, Inc.	80,800	365,992
Toyota Motor Corp.	40,949	2,441,723
West Japan Railway Co.	9,035	628,136
Wowow, Inc.	11,700	371,002
Yamada Denki Co., Ltd.	130,900	715,775
Yamaha Motor Co., Ltd.	21,400	640,610
Yokohama Rubber Co., Ltd.	33,903	699,185

		43,341,990

Korea (Republic of)—3.3%
DGB Financial Group, Inc.	75,135	689,608
Fila Korea Ltd.	5,818	347,957
Hankook Tire Co., Ltd.	12,719	669,785
Hanwha Chemical Corp.	45,573	1,296,661
Hyosung Corp.	2,894	368,799
Hyundai Development Co-Engineering & Construction	20,209	631,769
Hyundai Steel Co.	11,653	539,202
KB Financial Group, Inc.	18,638	916,973
Kia Motors Corp.	14,472	400,394
Korea Electric Power Corp.	14,449	490,909
Korea Petrochemical Ind Co., Ltd.	2,942	639,001
Korean Air Lines Co., Ltd. (e)	18,095	487,799
KT Corp. ADR	13,138	182,224

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	117

Schedule of Investments

September 30, 2017

	Shares	Value
KT&G Corp.	6,611	$610,068
LG Corp.	8,562	604,577
LG Electronics, Inc.	11,472	828,523
Lotte Chemical Corp.	1,771	586,377
LS Corp.	10,839	747,892
Mando Corp.	1,798	400,617
POSCO	5,788	1,608,395
S-Oil Corp.	7,659	855,373
Samsung Electronics Co., Ltd. GDR	2,441	2,763,212
SK Innovation Co., Ltd.	7,881	1,373,611
SK Telecom Co., Ltd.	3,682	821,560
Woori Bank	53,982	842,754

		19,704,040

Malaysia—0.4%
AirAsia Bhd.	767,300	627,512
CIMB Group Holdings Bhd.	581,500	868,696
Tenaga Nasional Bhd.	327,500	1,111,315

		2,607,523

Mexico—0.1%
Industrias Bachoco S.A.B de C.V. ADR	10,123	673,179

Morocco—0.1%
Douja Promotion Groupe Addoha S.A.	81,476	373,308

Netherlands—1.4%
ABN AMRO Group NV (a)	28,706	859,579
AerCap Holdings NV (e)	14,446	738,335
ASR Nederland NV	23,814	952,594
BE Semiconductor Industries NV	8,186	569,783
ING Groep NV	115,715	2,132,900
Koninklijke Ahold Delhaize NV	41,333	772,292
Koninklijke Volkerwessels NV (e)	12,555	386,550
NN Group NV	22,724	951,598
OCI NV (e)	20,139	471,759
Philips Lighting NV (a)	13,460	543,271

		8,378,661

New Zealand—0.3%
Air New Zealand Ltd.	313,994	764,919
Metlifecare Ltd.	184,365	772,847
Summerset Group Holdings Ltd.	105,998	388,937

		1,926,703

Norway—0.9%
Austevoll Seafood ASA	37,439	390,214
Leroy Seafood Group ASA	45,250	289,818
Marine Harvest ASA (e)	27,411	542,059
Norwegian Finans Holding ASA (e)	38,493	437,393
Orkla ASA	80,693	828,046
Salmar ASA	26,060	736,980
Sparebank 1 Nord Norge	55,713	432,342
SpareBank 1 SMN	62,734	641,110
Stolt-Nielsen Ltd.	41,707	628,394
Veidekke ASA	18,831	235,846

		5,162,202

Panama—0.1%
Banco Latinoamericano de Comercio Exterior S.A.	13,778	405,624

Peru—0.3%
Cia de Minas Buenaventura SAA ADR	56,726	725,525
Credicorp Ltd.	4,984	1,021,820

		1,747,345

	Shares	Value
Philippines—0.2%
Aboitiz Equity Ventures, Inc.	327,380	$472,479
Cebu Air, Inc.	171,390	370,111
Globe Telecom, Inc.	14,110	570,094

		1,412,684

Russian Federation—0.2%
Magnitogorsk Iron & Steel Works PJSC GDR	52,138	503,653
United Co. RUSAL PLC	1,214,000	920,148

		1,423,801

Singapore—0.9%
Accordia Golf Trust UNIT	896,500	482,469
Asian Pay Television Trust UNIT	724,900	305,305
BOC Aviation Ltd. (a)	147,400	801,550
DBS Group Holdings Ltd.	63,800	982,141
Japfa Ltd.	957,400	396,111
Jardine Cycle & Carriage Ltd.	26,300	765,333
Oversea-Chinese Banking Corp., Ltd.	84,800	699,282
QAF Ltd.	361,800	322,738
Yanlord Land Group Ltd.	296,000	404,371

		5,159,300

South Africa—0.2%
Sibanye-Stillwater ADR	51,392	229,208
Super Group Ltd. (e)	85,529	271,646
Telkom S.A. SOC Ltd.	120,379	527,174

		1,028,028

Spain—1.1%
ACS Actividades de Construccion y Servicios S.A.	18,884	700,551
Amadeus IT Group S.A.	18,189	1,182,989
Bankinter S.A.	40,900	387,365
Ebro Foods S.A.	17,407	412,496
International Consolidated Airlines Group S.A.	105,330	837,511
Papeles y Cartones de Europa S.A.	44,576	418,841
Repsol S.A.	83,258	1,536,474
Telefonica S.A.	99,877	1,085,370

		6,561,597

Sweden—1.3%
Ahlsell AB (a)	50,220	326,652
Bilia AB, Class A	14,000	154,698
Bonava AB, Class B	22,300	361,194
Granges AB	35,416	405,929
Holmen AB, Class B	13,026	610,432
Humana AB	43,706	307,207
Inwido AB	25,282	322,043
Klovern AB, Class B	327,914	436,821
New Wave Group AB, Class B	35,314	251,432
Nordea Bank AB	77,883	1,057,434
RaySearch Laboratories AB (e)	15,312	327,049
Scandic Hotels Group AB (a)	41,201	565,471
Swedbank AB, Class A	35,817	991,827
Volvo AB, Class B	83,217	1,606,757

		7,724,946

Switzerland—1.5%
Adecco Group AG	20,070	1,563,543
Bell Food Group AG	1,592	739,815
BKW AG	11,378	683,551

	Shares	Value
Bobst Group S.A.	6,092	$670,498
Feintool International Holding AG (e)	2,924	331,549
Kudelski S.A.	20,215	252,825
Lonza Group AG (e)	3,844	1,010,067
Novartis AG	34,218	2,935,047
Swiss Life Holding AG (e)	2,743	967,022

		9,153,917

Taiwan—1.0%
Accton Technology Corp.	154,000	496,358
AU Optronics Corp.	1,933,000	776,845
Compeq Manufacturing Co., Ltd.	420,000	458,066
E Ink Holdings, Inc. (e)	157,000	220,803
Grand Pacific Petrochemical	296,000	222,470
Hon Hai Precision Industry Co., Ltd.	208,000	722,364
Innolux Corp.	906,000	424,085
King’s Town Bank Co., Ltd.	216,000	228,259
Lite-On Technology Corp.	155,000	222,029
Long Chen Paper Co., Ltd.	109,000	161,344
Qisda Corp.	436,000	308,396
Taiwan Hon Chuan Enterprise Co., Ltd.	126,000	228,900
Taiwan Semiconductor Manufacturing Co., Ltd.	120,000	859,495
Yuanta Financial Holding Co., Ltd.	1,052,000	453,614

		5,783,028

Thailand—0.9%
Electricity Generating PCL (c)(d)	116,400	820,210
Kiatnakin Bank PCL (c)(d)	406,000	850,077
PTT Global Chemical PCL (c)(d)	276,900	640,012
PTT PCL (c)(d)	68,800	842,466
Siam Cement PCL	47,150	710,615
Thai Oil PCL (c)(d)	285,100	790,757
Thanachart Capital PCL (c)(d)	266,900	390,518
Tisco Financial Group PCL (c)(d)	164,300	379,738

		5,424,393

Turkey—0.7%
Akbank Turk AS	277,486	732,301
Arcelik AS	58,699	374,358
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (e)	813,467	612,102
Eregli Demir ve Celik Fabrikalari TAS	229,846	498,759
Haci Omer Sabanci Holding AS	185,544	521,791
Tekfen Holding AS	150,312	494,016
Turkiye Halk Bankasi AS	197,491	671,677
Turkiye Vakiflar Bankasi Tao	234,134	412,184

		4,317,188

United Kingdom—5.4%
3i Group PLC	35,897	439,491
Anglo American PLC	82,956	1,491,415
Aviva PLC	142,577	984,057
Bellway PLC	17,481	773,277
Berkeley Group Holdings PLC	7,865	391,966
Biffa PLC (a)	103,983	327,094
BP PLC	292,375	1,872,952
British American Tobacco PLC	36,271	2,270,699

118	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
British American Tobacco PLC ADR	18,490	$1,154,700
Carnival PLC	19,853	1,262,497
Centamin PLC	97,019	188,479
Compass Group PLC	35,928	762,304
EI Group PLC (e)	230,502	424,626
Firstgroup PLC (e)	338,534	531,330
Galliford Try PLC	25,032	453,835
Highland Gold Mining Ltd.	336,377	658,181
Hostelworld Group PLC (a)	50,000	240,697
HSBC Holdings PLC	134,913	1,333,727
Imperial Brands PLC	31,846	1,359,212
International Game Technology PLC	17,974	441,262
J Sainsbury PLC	204,406	651,709
Jackpotjoy PLC (e)	45,603	494,364
John Laing Group PLC (a)	75,983	290,383
Keller Group PLC	64,240	704,578
Lloyds Banking Group PLC	1,313,603	1,193,746
Micro Focus International PLC ADR (e)	11,706	373,421
Morgan Sindall Group PLC	23,716	453,810
National Express Group PLC	186,231	883,155
Northgate PLC	55,978	325,358
Paragon Banking Group PLC	37,241	219,362
Pendragon PLC	889,736	381,519
Rio Tinto PLC	32,487	1,512,241
Royal Dutch Shell PLC, Class A	48,140	1,458,043
Royal Dutch Shell PLC, Class B	130,106	4,005,456
Tate & Lyle PLC	115,856	1,005,999
Taylor Wimpey PLC	236,256	619,214
WPP PLC	19,384	359,691

		32,293,850

United States—45.2%
AbbVie, Inc.	35,168	3,125,029
ACCO Brands Corp. (e)	36,821	438,170
Activision Blizzard, Inc.	20,383	1,314,907
Advanced Energy Industries, Inc. (e)	8,842	714,080
Aetna, Inc.	10,086	1,603,775
AG Mortgage Investment Trust, Inc. REIT	21,316	410,120
Agilent Technologies, Inc.	24,405	1,566,801
AGNC Investment Corp. REIT	32,497	704,535
Air Lease Corp.	15,734	670,583
Alaska Air Group, Inc.	8,084	616,567
Alcoa Corp. (e)	18,799	876,409
Align Technology, Inc. (e)	5,787	1,077,945
Ally Financial, Inc.	26,708	647,936
Alphabet, Inc., Class A (e)	2,964	2,886,106
Alphabet, Inc., Class C (e)	3,597	3,449,919
Altria Group, Inc.	36,460	2,312,293
Amazon.com, Inc. (e)	3,127	3,006,141
Amdocs Ltd.	21,070	1,355,222
Ameren Corp.	4,714	272,658
American Equity Investment Life Holding Co.	28,213	820,434
American Financial Group, Inc.	12,246	1,266,849
AmerisourceBergen Corp.	12,068	998,627
Amgen, Inc.	13,281	2,476,242
Andeavor	9,288	958,057
Anthem, Inc.	7,574	1,438,151
Apple, Inc.	45,531	7,017,238
Applied Materials, Inc.	42,601	2,219,086
Arrow Electronics, Inc. (e)	10,168	817,609
AT&T, Inc.	117,168	4,589,471
Athene Holding Ltd., Class A (e)	18,080	973,427

	Shares	Value
Bank of America Corp.	174,460	$4,420,816
Bank of New York Mellon Corp.	28,256	1,498,133
Baxter International, Inc.	21,314	1,337,454
Becton Dickinson and Co.	5,903	1,156,693
Berkshire Hills Bancorp, Inc.	21,235	822,856
Best Buy Co., Inc.	15,651	891,481
BGC Partners, Inc., Class A	63,871	924,213
Big Lots, Inc.	7,612	407,775
Blucora, Inc. (e)	30,627	774,863
Booz Allen Hamilton Holding Corp.	20,056	749,894
Boston Scientific Corp. (e)	40,055	1,168,404
Broadcom Ltd.	6,818	1,653,638
Bryn Mawr Bank Corp.	8,788	384,914
Bunge Ltd.	9,924	689,321
BWX Technologies, Inc.	7,557	423,343
CACI International, Inc., Class A (e)	3,878	540,399
CareTrust REIT, Inc.	12,494	237,886
CDW Corp.	13,465	888,690
Centene Corp. (e)	7,608	736,226
CenterPoint Energy, Inc.	15,509	453,018
CenterState Bank Corp.	14,820	397,176
Central Garden & Pet Co., Class A (e)	5,941	220,946
Charles River Laboratories International, Inc. (e)	6,914	746,850
Chemours Co.	15,147	766,590
Chevron Corp.	24,798	2,913,765
Chimera Investment Corp. REIT	21,716	410,867
Cigna Corp.	5,478	1,024,057
Cirrus Logic, Inc. (e)	11,974	638,454
Cisco Systems, Inc.	68,382	2,299,687
Citigroup, Inc.	54,232	3,944,836
Citizens Financial Group, Inc.	24,904	943,114
Coherent, Inc. (e)	2,621	616,381
Comcast Corp., Class A	71,404	2,747,626
Cooper Cos., Inc.	2,777	658,454
Cooper-Standard Holdings, Inc. (e)	3,938	456,690
Copa Holdings S.A., Class A	2,240	278,947
Corning, Inc.	54,035	1,616,727
CR Bard, Inc.	1,859	595,810
Crawford & Co., Class A	41,182	394,524
CVS Health Corp.	26,130	2,124,892
Danaher Corp.	12,273	1,052,778
Darden Restaurants, Inc.	7,160	564,065
Deere & Co.	8,999	1,130,184
Dell Technologies, Inc., Class V (e)	16,014	1,236,441
Delta Air Lines, Inc.	13,286	640,651
Dick’s Sporting Goods, Inc.	13,254	357,991
Discover Financial Services	12,336	795,425
DowDuPont, Inc.	29,795	2,062,708
DR Horton, Inc.	12,336	492,576
DTE Energy Co.	2,188	234,904
Dynex Capital, Inc. REIT	26,094	189,703
E*TRADE Financial Corp. (e)	14,639	638,407
Eastman Chemical Co.	12,623	1,142,255
eBay, Inc. (e)	24,975	960,539
Edison International	5,110	394,339
Energizer Holdings, Inc.	7,554	347,862
Entercom Communications Corp., Class A	27,797	318,276
Enterprise Financial Services Corp.	7,656	324,232
Euronet Worldwide, Inc. (e)	5,000	473,950
Everest Re Group Ltd.	4,696	1,072,519
Exelon Corp.	37,021	1,394,581
Exxon Mobil Corp.	35,608	2,919,144
Fabrinet (e)	19,099	707,809
Facebook, Inc., Class A (e)	29,729	5,079,794
FedEx Corp.	8,435	1,902,767

	Shares	Value
Fidelity National Information Services, Inc.	12,986	$1,212,763
First Busey Corp.	12,206	382,780
First Merchants Corp.	9,116	391,350
FirstEnergy Corp.	40,009	1,233,477
Foot Locker, Inc.	17,610	620,224
Ford Motor Co.	48,307	578,235
Fresh Del Monte Produce, Inc.	19,977	908,154
General Electric Co.	92,605	2,239,189
General Motors Co.	55,859	2,255,586
Gilead Sciences, Inc.	23,638	1,915,151
Global Brass & Copper Holdings, Inc.	9,672	326,914
Goldman Sachs Group, Inc.	7,277	1,726,032
Goodyear Tire & Rubber Co.	39,383	1,309,485
Great Western Bancorp, Inc.	6,840	282,355
Hawaiian Holdings, Inc. (e)	5,075	190,566
Hawkins, Inc.	15,131	617,345
HCA Healthcare, Inc. (e)	10,427	829,885
Hersha Hospitality Trust REIT	12,459	232,610
Hewlett Packard Enterprise Co.	69,224	1,018,285
Hill-Rom Holdings, Inc.	5,957	440,818
Hologic, Inc. (e)	14,082	516,669
Home Depot, Inc.	26,656	4,359,855
HP, Inc.	89,302	1,782,468
Humana, Inc.	6,156	1,499,786
Huntington Ingalls Industries, Inc.	5,227	1,183,602
INC Research Holdings, Inc., Class A (e)	6,637	347,115
Ingredion, Inc.	12,648	1,525,855
Integra LifeSciences Holdings Corp. (e)	9,040	456,339
Intel Corp.	80,435	3,062,965
International Business Machines Corp.	8,197	1,189,221
Intuitive Surgical, Inc. (e)	1,449	1,515,480
Invesco Mortgage Capital, Inc. REIT	25,075	429,535
JetBlue Airways Corp. (e)	20,776	384,979
Johnson & Johnson	38,306	4,980,163
Johnson Controls International PLC	24,429	984,244
JPMorgan Chase & Co.	59,277	5,661,546
Juniper Networks, Inc.	22,521	626,759
Kimball Electronics, Inc. (e)	21,458	464,566
Kraton Corp. (e)	8,685	351,221
Laboratory Corp. of America Holdings (e)	7,544	1,138,918
Lam Research Corp.	11,023	2,039,696
Lear Corp.	10,992	1,902,495
Leidos Holdings, Inc.	18,248	1,080,647
Lincoln National Corp.	12,420	912,622
LyondellBasell Industries NV, Class A	14,481	1,434,343
Mallinckrodt PLC (e)	22,384	836,490
ManpowerGroup, Inc.	6,243	735,550
Marathon Petroleum Corp.	19,725	1,106,178
Marcus Corp.	11,221	310,822
Masimo Corp. (e)	6,501	562,727
Maxim Integrated Products, Inc.	17,512	835,498
McDonald’s Corp.	15,019	2,353,177
McGrath RentCorp	10,586	463,138
McKesson Corp.	9,160	1,407,068
Mercer International, Inc.	16,904	200,312
Merck & Co., Inc.	36,524	2,338,632
Mettler-Toledo International, Inc. (e)	2,316	1,450,187
Microchip Technology, Inc.	11,209	1,006,344
Micron Technology, Inc. (e)	56,329	2,215,420
Microsoft Corp.	39,840	2,967,682
MKS Instruments, Inc.	6,915	653,122
Mohawk Industries, Inc. (e)	2,363	584,866

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	119

Schedule of Investments

September 30, 2017

	Shares	Value
Molson Coors Brewing Co., Class B	13,547	$1,105,977
Morgan Stanley	30,964	1,491,536
Net 1 UEPS Technologies, Inc. (e)	28,727	279,801
NETGEAR, Inc. (e)	6,804	323,870
New Residential Investment Corp. REIT	20,697	346,261
Newell Brands, Inc.	29,306	1,250,487
Northrop Grumman Corp.	4,328	1,245,252
NVIDIA Corp.	9,339	1,669,533
Omega Protein Corp.	30,745	511,904
ON Semiconductor Corp. (e)	41,891	773,727
Otter Tail Corp.	9,372	406,276
Owens Corning	10,318	798,097
Park Hotels & Resorts, Inc. REIT	8,616	237,457
Pfizer, Inc.	84,406	3,013,294
PG&E Corp.	15,497	1,055,191
Pier 1 Imports, Inc.	68,305	286,198
Pinnacle Foods, Inc.	26,455	1,512,432
PNC Financial Services Group, Inc.	15,120	2,037,722
Principal Financial Group, Inc.	21,691	1,395,599
Procter & Gamble Co.	35,339	3,215,142
Prudential Financial, Inc.	12,118	1,288,386
PVH Corp.	9,853	1,242,069
Pzena Investment Management, Inc., Class A	14,000	152,460
Qorvo, Inc. (e)	10,520	743,554
Quality Care Properties, Inc. REIT (e)	41,380	641,390
Quest Diagnostics, Inc.	8,836	827,403
Quintiles IMS Holdings, Inc. (e)	7,232	687,546
Reinsurance Group of America, Inc.	9,138	1,275,025
Reliance Steel & Aluminum Co.	3,998	304,528
Royal Caribbean Cruises Ltd.	4,883	578,831
Rudolph Technologies, Inc. (e)	14,645	385,164
Sabra Health Care REIT, Inc. REIT	17,214	377,675
Sanderson Farms, Inc.	5,159	833,282
Sanmina Corp. (e)	26,896	999,186
Schweitzer-Mauduit International, Inc.	10,051	416,714
Seaboard Corp.	96	432,480
Semtech Corp. (e)	10,936	410,647
Sinclair Broadcast Group, Inc. Class A	13,623	436,617
Skyworks Solutions, Inc.	8,358	851,680
Southwest Airlines Co.	8,359	467,937
SpartanNash Co.	14,287	376,748
Speedway Motorsports, Inc.	12,724	271,021
Spirit AeroSystems Holdings, Inc., Class A	15,497	1,204,427
Stanley Black & Decker, Inc.	11,819	1,784,314
Stoneridge, Inc. (e)	13,107	259,650
Stryker Corp.	11,511	1,634,792
Summit Hotel Properties, Inc. REIT	20,815	332,832
SunTrust Banks, Inc.	18,630	1,113,515
Superior Industries International, Inc.	34,076	567,365
Sykes Enterprises, Inc. (e)	4,989	145,479
Teleflex, Inc.	3,767	911,501

	Shares	Value
Tenneco, Inc.	6,397	$388,106
Texas Instruments, Inc.	11,219	1,005,671
Thermo Fisher Scientific, Inc.	9,195	1,739,694
Thor Industries, Inc.	7,152	900,508
Time Warner, Inc.	15,242	1,561,543
TiVo Corp.	18,489	367,007
Tower International, Inc.	9,675	263,160
Tyson Foods, Inc., Class A	21,021	1,480,929
Union Bankshares Corp.	10,698	377,639
United Continental Holdings, Inc. (e)	5,874	357,609
UnitedHealth Group, Inc.	15,632	3,061,527
Universal Health Services, Inc., Class B	4,864	539,612
Unum Group	23,880	1,220,984
Vail Resorts, Inc.	1,727	393,963
Valero Energy Corp.	13,975	1,075,097
Varex Imaging Corp. (e)	7,725	261,414
Verizon Communications, Inc.	71,118	3,519,630
Viad Corp.	8,236	501,572
Vishay Intertechnology, Inc.	27,556	518,053
Wal-Mart Stores, Inc.	28,514	2,228,084
Waste Management, Inc.	12,998	1,017,353
Weis Markets, Inc.	5,910	257,085
WellCare Health Plans, Inc. (e)	2,564	440,341
Wells Fargo & Co.	21,567	1,189,420
Western Digital Corp.	7,483	646,531
Xerox Corp.	19,629	653,449
Yum! Brands, Inc.	6,687	492,230
Zimmer Biomet Holdings, Inc.	6,787	794,690

		271,747,078

Total Common Stock (cost—$498,757,474)		588,268,332

Preferred Stock—1.1%
Brazil—0.4%
Banco Bradesco S.A.	18,437	204,037
Cia Paranaense de Energia	31,300	278,989
Itau Unibanco Holding S.A.	57,723	790,077
Suzano Papel e Celulose S.A., Class A	146,100	844,637

		2,117,740

Colombia—0.1%
Banco Davivienda S.A.	67,696	766,723

Germany—0.2%
Henkel AG & Co. KGaA	8,994	1,225,365

Korea (Republic of)—0.4%
Samsung Electronics Co., Ltd.	1,262	2,282,756

Total Preferred Stock (cost—$4,702,818)		6,392,584

Exchange-Traded Funds—0.5%
iShares Core MSCI EAFE	19,663	1,261,775
iShares Core MSCI Emerging Markets	20,017	1,081,318
iShares Core S&P 500	3,670	928,253

Total Exchange-Traded Funds (cost—$3,278,120)		3,271,346

	Principal Amount (000s)	Value
Repurchase Agreements—0.2%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $1,014,010; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $1,038,185 including accrued interest
(cost—$1,014,000)	$1,014	$1,014,000

Total Investments (cost—$507,752,412) (b)—99.6%		598,946,262

Other assets less liabilities—0.4%		2,265,150

Net Assets—100.0%		$601,211,412

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $9,317,696, representing 1.5% of net assets.

(b) Securities with an aggregate value of $240,903,160, representing 40.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $5,041,356, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

120	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.6%
Oil, Gas & Consumable Fuels	4.6%
Semiconductors & Semiconductor Equipment	4.2%
Pharmaceuticals	3.7%
Insurance	3.6%
Healthcare Providers & Services	3.5%
Technology Hardware, Storage & Peripherals	3.5%
Internet Software & Services	3.5%
Food Products	3.3%
Diversified Telecommunication Services	2.8%
Auto Components	2.6%
Healthcare Equipment & Supplies	2.5%
Chemicals	2.4%
Metals & Mining	2.4%
Automobiles	2.3%
IT Services	2.2%
Electronic Equipment, Instruments & Components	2.0%
Food & Staples Retailing	1.9%
Airlines	1.9%
Construction & Engineering	1.9%
Specialty Retail	1.9%
Electric Utilities	1.6%
Hotels, Restaurants & Leisure	1.6%
Household Durables	1.6%
Media	1.5%
Trading Companies & Distributors	1.5%
Industrial Conglomerates	1.4%
Tobacco	1.4%
Capital Markets	1.3%
Life Sciences Tools & Services	1.3%
Biotechnology	1.3%
Software	1.2%
Machinery	1.1%
Real Estate Management & Development	0.9%
Paper & Forest Products	0.9%
Household Products	0.8%
Communications Equipment	0.8%
Equity Real Estate Investment Trusts (REITs)	0.7%
Aerospace & Defense	0.7%
Commercial Services & Supplies	0.6%
Road & Rail	0.6%
Air Freight & Logistics	0.6%
Internet & Catalog Retail	0.6%
Professional Services	0.6%
Exchange-Traded Funds	0.5%
Building Products	0.5%
Textiles, Apparel & Luxury Goods	0.5%
Wireless Telecommunication Services	0.5%
Multi-Utilities	0.4%
Mortgage Real Estate Investment Trusts (REITs)	0.4%
Diversified Financial Services	0.4%
Electrical Equipment	0.4%
Beverages	0.4%
Multi-Line Retail	0.3%
Independent Power Producers & Energy Traders	0.3%
Marine	0.3%

Construction Materials	0.2%
Distributors	0.2%
Consumer Finance	0.2%
Personal Products	0.2%
Water Utilities	0.2%
Thrifts & Mortgage Finance	0.1%
Transportation Infrastructure	0.1%
Containers & Packaging	0.1%
Gas Utilities	0.1%
Energy Equipment & Services	0.1%
Healthcare Technology	0.1%
Repurchase Agreements	0.2%
Other assets less liabilities	0.4%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—97.1%
Australia—3.1%
Aristocrat Leisure Ltd.	3,501	$57,828
Australian Pharmaceutical Industries Ltd.	36,421	42,692
Bapcor Ltd.	941	3,876
Commonwealth Bank of Australia	536	31,738
CSR Ltd.	16,347	60,872
Japara Healthcare Ltd.	33,604	47,272
Macquarie Group Ltd.	1,173	83,982
McMillan Shakespeare Ltd.	4,892	56,502
Metcash Ltd.	16,517	33,270
Orora Ltd.	13,340	32,546
OZ Minerals Ltd.	8,504	49,755
Qantas Airways Ltd.	17,779	81,434
South32 Ltd.	26,857	69,479
Spotless Group Holdings Ltd.	23,859	20,067
Treasury Wine Estates Ltd.	6,471	69,614
Westpac Banking Corp.	2,782	69,977

		810,904

Austria—1.3%
Erste Group Bank AG	1,855	80,146
Lenzing AG	363	52,642
Mayr Melnhof Karton AG	307	44,049
OMV AG	815	47,515
Porr AG	1,523	48,106
Telekom Austria AG	282	2,558
Voestalpine AG	1,403	71,543

		346,559

Belgium—0.7%
Euronav NV	5,879	48,394
KBC Group NV	913	77,459
UCB S.A.	985	70,199

		196,052

Brazil—0.3%
Banco Santander Brasil S.A. ADR	5,673	49,582
Vale S.A.	3,597	36,196

		85,778

Canada—0.6%
Canadian Imperial Bank of Commerce	896	78,394
Manulife Financial Corp.	3,770	76,473

		154,867

China—1.0%
AAC Technologies Holdings, Inc.	3,500	59,225
Agricultural Bank of China Ltd., Class H	166,000	74,725
Bank of China Ltd., Class H	91,000	45,202
Industrial & Commercial Bank of China Ltd., Class H	54,000	40,365
Minth Group Ltd.	10,000	52,551

		272,068

Denmark—1.5%
Alm Brand A/S	7,785	76,660
Danske Bank A/S	4,057	162,578
Schouw & Co. AB	405	44,087
Vestas Wind Systems A/S	1,278	114,874

		398,199

Finland—0.7%
Orion Oyj, Class B	799	37,100
UPM-Kymmene Oyj	5,043	136,822

		173,922

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	121

Schedule of Investments

September 30, 2017

	Shares	Value
France—10.8%
Alten S.A.	847	$76,592
Altran Technologies S.A.	3,370	61,997
ArcelorMittal (d)	2,426	62,582
Arkema S.A.	689	84,542
Atos SE	885	137,271
AXA S.A.	4,191	126,703
BNP Paribas S.A.	3,602	290,594
Bouygues S.A.	3,168	150,388
Casino Guichard Perrachon S.A.	1,741	103,254
Christian Dior SE	190	60,858
Cie de Saint-Gobain	1,841	109,687
Cie Generale des Etablissements Michelin	712	103,882
Danone S.A.	579	45,477
Electricite de France S.A.	5,014	60,897
Elior Group S.A. (a)	186	4,928
Engie S.A.	9,467	160,763
ICADE REIT	218	19,449
Kaufman & Broad S.A.	340	16,404
Natixis S.A.	5,209	41,687
Nexity S.A. (d)	67	4,094
Orange S.A.	5,569	91,186
Rallye S.A.	2,238	41,475
Sanofi	3,541	352,495
SCOR SE	2,220	93,104
Societe Generale S.A.	1,899	111,284
STMicroelectronics NV	3,985	77,306
Total S.A.	2,499	134,182
Valeo S.A.	857	63,590
Vinci S.A.	1,746	165,893

		2,852,564

Germany—6.0%
adidas AG	1,087	246,170
Bayer AG	1,971	269,245
Covestro AG (a)	1,011	86,997
Daimler AG	1,594	127,241
Deutsche Lufthansa AG	2,269	63,098
Deutsche Post AG	3,661	163,186
Deutsche Wohnen SE	1,199	50,956
Fresenius SE & Co. KGaA	1,369	110,711
Hannover Rueck SE	438	52,826
Merck KGaA	1,079	120,172
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	671	143,611
SAP SE	520	57,016
Siltronic AG (d)	381	47,384
Wuestenrot & Wuerttembergische AG	2,358	64,149

		1,602,762

Greece—0.6%
Hellenic Petroleum S.A.	8,372	71,405
Mytilineos Holdings S.A. (d)	5,418	53,470
Tsakos Energy Navigation Ltd.	7,558	33,935

		158,810

Hong Kong—3.8%
BOC Hong Kong Holdings Ltd.	43,000	209,453
CK Asset Holdings Ltd.	22,000	182,893
CK Hutchison Holdings Ltd.	10,920	139,866
CLP Holdings Ltd.	6,000	61,600
Hang Lung Properties Ltd.	12,000	28,570
Hongkong Land Holdings Ltd.	4,000	28,843
I-CABLE Communications Ltd. (b)(d)	2,804	94
Kerry Properties Ltd.	7,500	31,152
Man Wah Holdings Ltd.	65,600	58,865
Shun Tak Holdings Ltd.	112,000	50,059

	Shares	Value
WH Group Ltd. (a)	109,500	$116,618
Wheelock & Co., Ltd.	4,000	28,235
Xinyi Glass Holdings Ltd. (d)	18,000	17,840
Yue Yuen Industrial Holdings Ltd.	10,500	40,063

		994,151

Indonesia—0.2%
Telekomunikasi Indonesia Persero Tbk PT	121,900	42,394

Ireland—0.4%
CRH PLC	2,085	79,181
Smurfit Kappa Group PLC	1,234	38,562

		117,743

Israel—0.4%
Bank Hapoalim BM	4,421	30,936
Israel Discount Bank Ltd., Class A (d)	10,049	25,345
Isramco Negev 2 L.P.	90,156	12,533
Teva Pharmaceutical Industries Ltd.	2,300	40,927

		109,741

Italy—4.1%
Assicurazioni Generali SpA	4,298	80,163
Enel SpA	43,758	263,612
EXOR NV	2,438	154,727
Fiat Chrysler Automobiles NV (d)	9,752	174,770
GEDI Gruppo Editoriale SpA (d)	680	603
Intesa Sanpaolo SpA	31,703	112,238
Mediobanca SpA	5,797	62,297
Recordati SpA	1,506	69,497
Societa Cattolica di Assicurazioni SCRL	7,604	66,065
Telecom Italia SpA	78,548	59,117
UniCredit SpA (d)	2,299	49,060

		1,092,149

Japan—26.6%
Aisin Seiki Co., Ltd.	1,500	79,084
Alfresa Holdings Corp.	1,800	32,977
AOI Electronics Co., Ltd.	2,300	107,506
Asahi Glass Co., Ltd.	3,800	141,144
Asahi Group Holdings Ltd.	1,400	56,614
Astellas Pharma, Inc.	8,100	103,093
Bandai Namco Holdings, Inc.	2,100	72,145
Brother Industries Ltd.	2,500	58,289
Chubu Electric Power Co., Inc.	4,800	59,654
Dai-ichi Life Holdings, Inc.	6,500	116,594
Daikin Industries Ltd.	1,000	101,272
DCM Holdings Co., Ltd.	500	4,516
Denso Corp.	2,000	101,221
Disco Corp.	400	81,522
FUJIFILM Holdings Corp.	2,200	85,473
Fujitsu Ltd.	15,000	111,638
Heiwado Co., Ltd.	2,000	43,789
Hitachi Chemical Co., Ltd.	1,400	38,417
Hitachi High-Technologies Corp.	1,300	47,214
Hitachi Ltd.	18,000	126,915
Hokuhoku Financial Group, Inc.	3,700	59,556
Idemitsu Kosan Co., Ltd.	2,000	56,524
Japan Airlines Co., Ltd.	2,200	74,473
Kajima Corp.	7,000	69,576
Kao Corp.	900	52,986
Kato Sangyo Co., Ltd.	1,400	42,148
KDDI Corp.	1,700	44,812
Kinden Corp.	4,700	75,766
Kirin Holdings Co., Ltd.	3,600	84,578

	Shares	Value
KYORIN Holdings, Inc.	700	$14,113
Lasertec Corp.	1,700	34,999
Lion Corp.	2,400	43,853
Marubeni Corp.	15,900	108,695
Marudai Food Co., Ltd.	12,000	56,864
Megmilk Snow Brand Co., Ltd.	1,600	43,508
Mitsubishi Chemical Holdings Corp.	13,500	128,709
Mitsubishi Corp.	7,500	174,494
Mitsubishi Gas Chemical Co., Inc.	4,100	96,200
Mitsubishi Heavy Industries Ltd.	500	19,770
Mitsubishi Materials Corp.	1,400	48,492
Mitsubishi Tanabe Pharma Corp.	4,900	112,489
Mitsubishi UFJ Financial Group, Inc.	22,400	145,641
Mitsui & Co., Ltd.	7,600	112,411
Morinaga Milk Industry Co., Ltd.	1,800	68,789
NH Foods Ltd.	3,000	82,452
Nippon Electric Glass Co., Ltd.	1,600	62,022
Nippon Flour Mills Co., Ltd.	4,900	74,653
Nippon Telegraph & Telephone Corp.	4,900	224,521
Nippon Television Holdings, Inc.	2,700	47,430
Nishimatsu Construction Co., Ltd.	1,000	28,912
Nissan Motor Co., Ltd.	16,400	162,469
Nisshin Oillio Group Ltd.	2,000	65,646
Nomura Holdings, Inc.	21,900	122,881
NTT DOCOMO, Inc.	4,000	91,427
Obayashi Corp.	5,700	68,368
Oki Electric Industry Co., Ltd.	1,100	14,666
Okinawa Cellular Telephone Co.	1,800	62,546
Okumura Corp.	400	15,301
ORIX Corp.	6,600	106,552
Prima Meat Packers Ltd.	5,000	33,846
Rohm Co., Ltd.	900	77,228
SCREEN Holdings Co., Ltd.	800	55,572
Seino Holdings Co., Ltd.	2,900	40,752
Sekisui Chemical Co., Ltd.	5,600	110,329
Shin-Etsu Chemical Co., Ltd.	1,100	98,450
Shindengen Electric Manufacturing Co., Ltd.	700	44,860
SoftBank Group Corp.	2,100	170,302
Sojitz Corp.	21,400	59,215
Sompo Holdings, Inc.	3,800	148,084
Sumitomo Corp.	8,300	119,498
Sumitomo Electric Industries Ltd.	6,800	111,167
Sumitomo Forestry Co., Ltd.	2,800	43,851
Sumitomo Mitsui Financial Group, Inc.	2,800	107,630
Taisei Corp.	2,000	104,884
Taisho Pharmaceutical Holdings Co., Ltd.	200	15,197
Takeda Pharmaceutical Co., Ltd.	2,200	121,651
Toho Holdings Co., Ltd.	2,700	51,662
Tohoku Electric Power Co., Inc.	4,700	59,805
Tokyo Broadcasting System Holdings, Inc.	1,000	18,559
Tokyo Electron Ltd.	1,100	169,344
Toridoll Holdings Corp.	1,400	42,132
Toyoda Gosei Co., Ltd.	800	18,906
Toyota Boshoku Corp.	900	19,083
Toyota Motor Corp.	4,800	286,216
Tsumura & Co.	1,000	36,041
Ulvac, Inc.	800	50,418

122	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Valor Holdings Co., Ltd.	1,300	$27,795
Warabeya Nichiyo Holdings Co., Ltd.	2,400	61,225
West Japan Railway Co.	1,000	69,522
Yokohama Reito Co., Ltd.	5,200	49,013
Zeon Corp.	4,000	51,894

		7,042,500

Korea (Republic of)—1.0%
POSCO	214	59,467
Samsung Electronics Co., Ltd. GDR	136	154,251
SK Innovation Co., Ltd.	222	38,693

		252,411

Netherlands—2.1%
Accell Group	1,300	40,179
AerCap Holdings NV (d)	957	48,912
BE Semiconductor Industries NV	521	36,264
Corbion NV	584	18,836
Heineken NV	369	36,513
ING Groep NV	13,232	243,897
NN Group NV	616	25,796
Unilever NV	1,986	117,394

		567,791

New Zealand—1.1%
Air New Zealand Ltd.	24,662	60,079
EBOS Group Ltd.	8,194	101,438
Fonterra Co-operative Group Ltd. UNIT	17,136	77,247
New Zealand Refining Co., Ltd.	29,024	53,458

		292,222

Norway—1.2%
Aker BP ASA	482	9,339
Austevoll Seafood ASA	1,075	11,204
Bakkafrost P/F	1,015	46,631
Grieg Seafood ASA	2,800	27,573
Leroy Seafood Group ASA	3,300	21,136
Norsk Hydro ASA	9,068	66,167
Orkla ASA	3,848	39,487
SpareBank 1 SR Bank ASA	4,642	49,978
Yara International ASA	1,088	48,787

		320,302

Portugal—0.2%
Galp Energia SGPS S.A.	1,215	21,546
Jeronimo Martins SGPS S.A.	1,901	37,524

		59,070

Russian Federation—0.7%
Novolipetsk Steel PJSC GDR	4,365	99,429
Rosneft Oil Co. PJSC GDR	5,349	29,764
X5 Retail Group NV GDR (d)	1,425	63,968

		193,161

Singapore—0.4%
QAF Ltd.	64,800	57,804
Venture Corp., Ltd.	4,200	54,631

		112,435

Spain—4.3%
Aena SME S.A. (a)	590	106,629
Amadeus IT Group S.A.	1,106	71,933
Banco Santander S.A.	11,388	79,380
Banco Santander S.A.	19,080	133,462
Bankinter S.A.	5,483	51,930
CaixaBank S.A.	15,168	76,136
Cia de Distribucion Integral Logista Holdings S.A.	839	20,182
CIE Automotive S.A.	1,508	40,286
Endesa S.A.	1,468	33,126
Iberdrola S.A.	7,544	58,659
International Consolidated Airlines Group S.A.	15,834	125,901

	Shares	Value
Mapfre S.A.	13,769	$44,867
Melia Hotels International S.A.	4,076	58,955
Repsol S.A.	9,894	182,588
Telefonica S.A.	5,424	58,943

		1,142,977

Sweden—1.9%
Atlas Copco AB, Class A	4,845	205,536
Boliden AB	2,773	94,058
Coor Service Management Holding AB (a)	9,105	64,837
Loomis AB, Class B	1,586	63,032
Nobina AB (a)	11,074	64,718

		492,181

Switzerland—7.1%
Adecco Group AG	1,579	123,011
Baloise Holding AG	715	113,222
Bobst Group S.A.	483	53,160
Flughafen Zurich AG	219	49,563
Lonza Group AG (d)	451	118,507
Nestle S.A.	4,013	336,856
Novartis AG	3,176	272,421
Partners Group Holding AG	93	63,138
Roche Holding AG	606	154,906
Sika AG	6	44,674
Swiss Life Holding AG (d)	377	132,908
Swiss Re AG	2,056	186,365
Zurich Insurance Group AG	727	222,156

		1,870,887

Taiwan—1.0%
Compeq Manufacturing Co., Ltd.	38,000	41,444
Formosa Chemicals & Fibre Corp.	22,000	66,992
Formosa Plastics Corp.	17,000	51,552
Gigabyte Technology Co., Ltd.	11,000	13,898
HannStar Display Corp.	70,000	27,192
Mitac Holdings Corp.	17,000	20,625
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	42,975

		264,678

Turkey—0.1%
Soda Sanayii AS	20,530	29,341

United Kingdom—13.9%
3i Group PLC	6,352	77,768
Anglo American PLC	6,854	123,224
AstraZeneca PLC	910	60,516
Barratt Developments PLC	5,353	44,099
BP PLC	43,937	281,460
British American Tobacco PLC	1,653	103,484
British Land Co. PLC REIT	4,183	33,772
Carillion PLC	1,407	967
Carnival PLC	1,736	110,396
Centrica PLC	26,952	67,551
Coca-Cola HBC AG (d)	3,851	130,390
Compass Group PLC	7,433	157,710
Dart Group PLC	6,196	44,544
Direct Line Insurance Group PLC	14,556	70,962
Electrocomponents PLC	5,046	42,044
Equiniti Group PLC (a)	22,502	90,820
Firstgroup PLC (d)	32,027	50,267
Galliford Try PLC	3,066	55,587
GKN PLC	9,749	45,173
Glencore PLC (d)	32,214	147,862
Greggs PLC	988	16,509
Highland Gold Mining Ltd.	8,623	16,872
HSBC Holdings PLC	30,621	302,714
IQE PLC (d)	9,643	16,120
J Sainsbury PLC	24,499	78,110
Lloyds Banking Group PLC	118,866	108,020

	Shares	Value
Lookers PLC	33,459	$53,712
Mondi PLC	2,597	69,821
National Express Group PLC	14,100	66,866
Northgate PLC	5,274	30,654
OneSavings Bank PLC	12,198	65,888
Persimmon PLC	914	31,631
Reckitt Benckiser Group PLC	413	37,735
Rio Tinto PLC	5,043	234,747
Royal Dutch Shell PLC, Class A	13,703	414,130
Royal Dutch Shell PLC, Class A	3,967	120,151
Royal Dutch Shell PLC, Class B	1,391	42,823
SSE PLC	3,128	58,532
TUI AG	4,383	74,376
WPP PLC	5,287	98,106

		3,676,113

Total Common Stock (cost—$22,078,784)		25,724,732

Exchange-Traded Funds—1.1%
iShares Core MSCI EAFE (cost—$288,112)	4,495	288,444

Preferred Stock—0.7%
Brazil—0.1%
Petroleo Brasileiro S.A. (d)	7,600	36,714

Germany—0.6%
Henkel AG & Co. KGaA	322	43,870
Volkswagen AG	685	111,830

		155,700

Total Preferred Stock (cost—$164,410)		192,414

Rights—0.0%
United Kingdom—0.0%
Equiniti Group PLC, strike price £1.90, expires 10/16/17 (d) (cost—$0)	4,821	7,429

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $101,001; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $103,349 including accrued interest
(cost—$101,000)	$101	101,000

Total Investments (cost—$22,632,306) (c)—99.3%		26,314,019

Other assets less liabilities—0.7%		190,104

Net Assets—100.0%		$26,504,123

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $535,547, representing 2.0% of net assets.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	123

Schedule of Investments

September 30, 2017

(b) When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(c) Securities with an aggregate value of $24,200,810, representing 91.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

£—British Pound Sterling

ADR—American Depositary Receipt

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.3%
Pharmaceuticals	7.0%
Insurance	6.9%
Oil, Gas & Consumable Fuels	6.2%
Food Products	4.9%
Metals & Mining	4.5%
Chemicals	3.4%
Automobiles	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Construction & Engineering	3.0%
Electric Utilities	2.5%
Auto Components	2.5%
Trading Companies & Distributors	2.4%
IT Services	2.1%
Food & Staples Retailing	2.0%
Hotels, Restaurants & Leisure	1.9%
Diversified Telecommunication Services	1.8%
Electronic Equipment, Instruments & Components	1.8%
Airlines	1.7%
Healthcare Providers & Services	1.5%
Beverages	1.4%
Wireless Telecommunication Services	1.4%
Real Estate Management & Development	1.3%
Building Products	1.3%
Capital Markets	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Technology Hardware, Storage & Peripherals	1.3%
Road & Rail	1.2%
Household Durables	1.2%
Exchange-Traded Funds	1.1%
Machinery	1.0%
Diversified Financial Services	1.0%
Industrial Conglomerates	0.9%
Multi-Utilities	0.9%
Paper & Forest Products	0.8%
Air Freight & Logistics	0.7%
Professional Services	0.7%
Personal Products	0.6%
Media	0.6%
Transportation Infrastructure	0.6%
Commercial Services & Supplies	0.6%
Construction Materials	0.5%
Household Products	0.5%
Life Sciences Tools & Services	0.4%
Containers & Packaging	0.4%
Electrical Equipment	0.4%
Leisure Equipment & Products	0.4%
Tobacco	0.4%
Thrifts & Mortgage Finance	0.2%
Specialty Retail	0.2%
Software	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Distributors	0.0%
Repurchase Agreements	0.4%
Other assets less liabilities	0.7%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—99.4%
Aerospace & Defense—2.4%
Boeing Co.	4,710	$1,197,329
Huntington Ingalls Industries, Inc.	2,402	543,909
Northrop Grumman Corp.	3,432	987,455

		2,728,693

Air Freight & Logistics—0.3%
United Parcel Service, Inc., Class B	2,806	336,973

Airlines—0.9%
Alaska Air Group, Inc.	1,078	82,219
American Airlines Group, Inc.	1,008	47,870
Copa Holdings S.A., Class A	1,668	207,716
Delta Air Lines, Inc.	8,310	400,708
SkyWest, Inc.	5,847	256,684

		995,197

Auto Components—1.0%
Dana, Inc.	8,178	228,657
Lear Corp.	2,716	470,085
Magna International, Inc.	8,204	437,832
Superior Industries International, Inc.	679	11,305

		1,147,879

Automobiles—0.8%
General Motors Co.	13,727	554,296
Thor Industries, Inc.	2,490	313,516

		867,812

Banks—6.5%
Bank of America Corp.	44,785	1,134,852
Canadian Imperial Bank of Commerce	7,816	683,849
CenterState Bank Corp.	1,740	46,632
Citigroup, Inc.	13,940	1,013,995
Citizens Financial Group, Inc.	19,801	749,864
Home BancShares, Inc.	1,718	43,328
JPMorgan Chase & Co.	19,865	1,897,306
Regions Financial Corp.	54,627	831,969
SunTrust Banks, Inc.	5,253	313,972
Wells Fargo & Co.	11,512	634,887

		7,350,654

Beverages—1.1%
Coca-Cola Co.	4,923	221,584
Dr. Pepper Snapple Group, Inc.	3,239	286,554
PepsiCo, Inc.	6,680	744,353

		1,252,491

Biotechnology—3.2%
AbbVie, Inc.	12,341	1,096,621
Amgen, Inc.	6,414	1,195,891
Biogen, Inc. (c)	849	265,839
Gilead Sciences, Inc.	13,064	1,058,445
United Therapeutics Corp. (c)	312	36,563

		3,653,359

Building Products—0.4%
Griffon Corp.	747	16,583
Owens Corning	4,067	314,583
Universal Forest Products, Inc.	1,437	141,056

		472,222

Capital Markets—2.0%
Ameriprise Financial, Inc.	2,330	346,028
Bank of New York Mellon Corp.	4,524	239,863
E*TRADE Financial Corp. (c)	6,401	279,148
Morgan Stanley	19,271	928,284
S&P Global, Inc.	3,453	539,738

		2,333,061

124	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Chemicals—1.8%
Cabot Corp.	2,265	$126,387
Celanese Corp., Ser. A	2,438	254,210
Chemours Co.	4,720	238,879
DowDuPont, Inc.	6,655	460,726
KMG Chemicals, Inc.	471	25,849
LyondellBasell Industries NV, Class A	6,884	681,860
Trinseo S.A.	3,602	241,694

		2,029,605

Commercial Services & Supplies—1.4%
Cintas Corp.	2,227	321,312
Copart, Inc. (c)	3,135	107,750
KAR Auction Services, Inc.	7,455	355,902
Republic Services, Inc.	4,438	293,174
Steelcase, Inc., Class A	2,610	40,194
Transcontinental, Inc., Class A	728	15,047
Waste Management, Inc.	6,298	492,944

		1,626,323

Communications Equipment—0.9%
Cisco Systems, Inc.	27,747	933,132
Finisar Corp. (c)	6,267	138,939

		1,072,071

Construction & Engineering—0.1%
WSP Global, Inc.	2,349	97,725

Construction Materials—0.3%
Vulcan Materials Co.	2,650	316,940

Consumer Finance—0.2%
Capital One Financial Corp.	1,555	131,646
Credit Acceptance Corp. (c)	462	129,439

		261,085

Containers & Packaging—0.8%
Avery Dennison Corp.	2,895	284,694
CCL Industries, Inc., Class B	5,391	260,877
Greif, Inc., Class A	815	47,710
Packaging Corp. of America	2,734	313,535

		906,816

Diversified Consumer Services—0.1%
Capella Education Co.	1,029	72,184
Career Education Corp. (c)	1,419	14,743
Enercare, Inc.	2,384	39,073
Regis Corp. (c)	618	8,819

		134,819

Diversified Financial Services—1.0%
Berkshire Hathaway, Inc., Class B (c)	5,991	1,098,270

Diversified Telecommunication Services—2.0%
AT&T, Inc.	28,044	1,098,483
BCE, Inc.	1,951	91,409
CenturyLink, Inc.	12,385	234,077
Verizon Communications, Inc.	17,736	877,755

		2,301,724

Electric Utilities—2.2%
Avangrid, Inc.	1,833	86,921
Duke Energy Corp.	6,686	561,089
Edison International	4,345	335,304
Exelon Corp.	11,418	430,116
FirstEnergy Corp.	15,717	484,555
NextEra Energy, Inc.	4,035	591,329

		2,489,314

Electronic Equipment, Instruments & Components—1.9%
Arrow Electronics, Inc. (c)	3,451	277,495
Benchmark Electronics, Inc. (c)	372	12,704
CDW Corp.	4,429	292,314
Corning, Inc.	28,579	855,084

	Shares	Value
TE Connectivity Ltd.	7,538	$626,106
Tech Data Corp. (c)	497	44,158

		2,107,861

Energy Equipment & Services—0.0%
Nordic American Offshore Ltd.	282	398

Equity Real Estate Investment Trusts (REITs)—0.9%
CareTrust REIT, Inc.	1,328	25,285
Duke Realty Corp.	5,625	162,113
Equity LifeStyle Properties, Inc.	1,053	89,589
Hospitality Properties Trust	3,924	111,795
LaSalle Hotel Properties	6,404	185,844
Monmouth Real Estate Investment Corp.	948	15,348
New Senior Investment Group, Inc.	1,702	15,573
Pure Industrial Real Estate Trust	5,085	25,919
RLJ Lodging Trust	11,430	251,460
Summit Hotel Properties, Inc.	7,025	112,330

		995,256

Food & Staples Retailing—1.3%
CVS Health Corp.	2,111	171,667
Empire Co., Ltd.	4,612	81,613
SpartanNash Co.	6,166	162,597
Sysco Corp.	10,148	547,485
Wal-Mart Stores, Inc.	7,217	563,936

		1,527,298

Food Products—1.5%
Archer-Daniels-Midland Co.	7,932	337,190
Bunge Ltd.	2,198	152,673
Ingredion, Inc.	4,481	540,588
Pinnacle Foods, Inc.	6,666	381,095
Sanderson Farms, Inc.	533	86,090
Saputo, Inc.	736	25,476
Tyson Foods, Inc., Class A	2,515	177,182

		1,700,294

Gas Utilities—0.1%
Atmos Energy Corp.	487	40,830
Southwest Gas Holdings, Inc.	1,382	107,271

		148,101

Healthcare Equipment & Supplies—2.4%
Align Technology, Inc. (c)	2,682	499,576
Baxter International, Inc.	2,615	164,091
Hill-Rom Holdings, Inc.	2,043	151,182
IDEXX Laboratories, Inc. (c)	1,317	204,780
Medtronic PLC	9,887	768,912
Merit Medical Systems, Inc. (c)	1,614	68,353
ResMed, Inc.	4,353	335,007
Stryker Corp.	1,183	168,010
Teleflex, Inc.	1,747	422,722

		2,782,633

Healthcare Providers & Services—5.7%
Aetna, Inc.	5,271	838,142
Anthem, Inc.	4,714	895,094
Cardinal Health, Inc.	4,090	273,703
Centene Corp. (c)	7,188	695,583
Express Scripts Holding Co. (c)	6,257	396,193
Humana, Inc.	2,104	512,597
LHC Group, Inc. (c)	908	64,395
Magellan Health, Inc. (c)	536	46,257
McKesson Corp.	1,090	167,435
MEDNAX, Inc. (c)	642	27,683
Quest Diagnostics, Inc.	6,706	627,950
UnitedHealth Group, Inc.	7,800	1,527,630
Universal Health Services, Inc., Class B	1,756	194,811
WellCare Health Plans, Inc. (c)	1,324	227,384

		6,494,857

	Shares	Value
Healthcare Technology—0.0%
Veeva Systems, Inc., Class A (c)	679	$38,302

Hotels, Restaurants & Leisure—3.2%
Darden Restaurants, Inc.	5,059	398,548
Domino’s Pizza, Inc.	1,050	208,477
Las Vegas Sands Corp.	3,291	211,151
Marriott Vacations Worldwide Corp.	1,257	156,534
McDonald’s Corp.	7,717	1,209,100
Restaurant Brands International, Inc.	1,408	89,943
Royal Caribbean Cruises Ltd.	3,882	460,172
Starbucks Corp.	7,870	422,698
Vail Resorts, Inc.	1,006	229,489
Yum! Brands, Inc.	3,014	221,860

		3,607,972

Household Durables—0.1%
Garmin Ltd.	1,311	70,755

Household Products—1.3%
Procter & Gamble Co.	15,526	1,412,555
Spectrum Brands Holdings, Inc.	191	20,231

		1,432,786

Industrial Conglomerates—0.7%
3M Co.	1,254	263,214
General Electric Co.	19,898	481,134

		744,348

Insurance—4.0%
AmTrust Financial Services, Inc.	6,460	86,952
Argo Group International Holdings Ltd.	234	14,391
Aspen Insurance Holdings Ltd.	5,578	225,351
Brighthouse Financial, Inc. (c)	1,480	89,984
Everest Re Group Ltd.	2,308	527,124
Hartford Financial Services Group, Inc.	203	11,252
Lincoln National Corp.	8,148	598,715
MetLife, Inc.	14,140	734,573
Principal Financial Group, Inc.	7,031	452,375
Progressive Corp.	6,047	292,796
Prudential Financial, Inc.	8,491	902,763
Reinsurance Group of America, Inc.	1,806	251,991
United Fire Group, Inc.	226	10,355
Universal Insurance Holdings, Inc.	16,103	370,369

		4,568,991

Internet & Catalog Retail—1.8%
Amazon.com, Inc. (c)	2,033	1,954,425
Netflix, Inc. (c)	424	76,892

		2,031,317

Internet Software & Services—4.6%
Alphabet, Inc., Class A (c)	1,208	1,176,254
Alphabet, Inc., Class C (c)	1,300	1,246,843
Blucora, Inc. (c)	3,038	76,861
Facebook, Inc., Class A (c)	15,700	2,682,659

		5,182,617

IT Services—2.5%
Accenture PLC, Class A	2,073	280,000
Amdocs Ltd.	5,290	340,253
Automatic Data Processing, Inc.	3,492	381,745
Broadridge Financial Solutions, Inc.	5,063	409,192
Convergys Corp.	321	8,311
DXC Technology Co.	3,987	342,404
Global Payments, Inc.	1,539	146,251

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	125

Schedule of Investments

September 30, 2017

	Shares	Value
International Business Machines Corp.	1,556	$225,744
Jack Henry & Associates, Inc.	1,094	112,452
Sykes Enterprises, Inc. (c)	789	23,007
Visa, Inc., Class A	5,454	573,979

		2,843,338

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	1,566	100,537

Machinery—1.9%
American Railcar Industries, Inc.	1,455	56,163
Briggs & Stratton Corp.	3,252	76,422
Cummins, Inc.	1,099	184,665
ESCO Technologies, Inc.	496	29,735
Greenbrier Cos., Inc.	5,213	251,006
Illinois Tool Works, Inc.	2,088	308,940
Ingersoll-Rand PLC	1,391	124,035
Lincoln Electric Holdings, Inc.	1,395	127,894
Stanley Black & Decker, Inc.	4,174	630,149
Trinity Industries, Inc.	5,233	166,933
Xylem, Inc.	3,831	239,936

		2,195,878

Media—1.9%
Comcast Corp., Class A	15,317	589,398
Gannett Co., Inc.	4,846	43,614
Interpublic Group of Cos., Inc.	10,015	208,212
Shaw Communications, Inc., Class B	6,734	155,000
Time Warner, Inc.	8,234	843,573
Walt Disney Co.	3,602	355,049

		2,194,846

Metals & Mining—0.7%
Nucor Corp.	5,315	297,853
OceanaGold Corp.	9,229	27,885
Reliance Steel & Aluminum Co.	3,137	238,945
Teck Resources Ltd., Class B	11,480	241,699

		806,382

Mortgage Real Estate Investment Trusts (REITs)—1.8%
AGNC Investment Corp.	30,298	656,861
Annaly Capital Management, Inc.	44,210	538,920
Apollo Commercial Real Estate Finance, Inc.	678	12,279
ARMOUR Residential REIT, Inc.	6,794	182,759
Capstead Mortgage Corp.	7,856	75,810
Chimera Investment Corp.	15,465	292,598
CYS Investments, Inc.	6,119	52,868
MFA Financial, Inc.	10,409	91,183
New York Mortgage Trust, Inc.	2,737	16,832
Two Harbors Investment Corp.	12,168	122,653

		2,042,763

Multi-Line Retail—0.3%
Canadian Tire Corp., Ltd., Class A	1,083	134,829
Ollie’s Bargain Outlet Holdings, Inc. (c)	521	24,174
Target Corp.	2,542	150,004

		309,007

Multi-Utilities—0.6%
Ameren Corp.	5,230	302,503
CenterPoint Energy, Inc.	10,880	317,805
SCANA Corp.	397	19,251

		639,559

Oil, Gas & Consumable Fuels—3.5%
Andeavor	3,595	370,824
Bonavista Energy Corp.	3,551	8,481

	Shares	Value
Chevron Corp.	5,160	$606,300
Enbridge Income Fund Holdings, Inc.	1,109	28,566
Exxon Mobil Corp.	10,746	880,957
Marathon Petroleum Corp.	8,359	468,773
Nordic American Tankers Ltd.	6,905	36,873
ONEOK, Inc.	2,761	152,987
Parsley Energy, Inc., Class A (c)	9,270	244,172
Pioneer Natural Resources Co.	1,738	256,425
Scorpio Tankers, Inc.	55,301	189,682
Valero Energy Corp.	9,922	763,299

		4,007,339

Paper & Forest Products—0.4%
Domtar Corp.	8,404	364,650
Norbord, Inc.	905	34,459
Schweitzer-Mauduit International, Inc.	922	38,226

		437,335

Pharmaceuticals—4.9%
Allergan PLC	4,478	917,766
Johnson & Johnson	18,110	2,354,481
Merck & Co., Inc.	16,895	1,081,787
Pfizer, Inc.	34,732	1,239,932

		5,593,966

Professional Services—0.0%
Kelly Services, Inc., Class A	494	12,394
Navigant Consulting, Inc. (c)	1,326	22,436

		34,830

Road & Rail—1.0%
Union Pacific Corp.	9,474	1,098,700

Semiconductors & Semiconductor Equipment—6.7%
Applied Materials, Inc.	20,172	1,050,759
Broadcom Ltd.	2,539	615,809
Brooks Automation, Inc.	1,079	32,758
Cabot Microelectronics Corp.	4,719	377,190
Cirrus Logic, Inc. (c)	7,111	379,158
Intel Corp.	29,608	1,127,473
KLA-Tencor Corp.	6,767	717,302
Lam Research Corp.	2,264	418,931
Maxim Integrated Products, Inc.	2,139	102,052
Micron Technology, Inc. (c)	8,743	343,862
MKS Instruments, Inc.	2,073	195,795
Nanometrics, Inc. (c)	1,081	31,133
NVIDIA Corp.	5,712	1,021,134
Rudolph Technologies, Inc. (c)	1,092	28,720
Texas Instruments, Inc.	12,729	1,141,027

		7,583,103

Software—4.2%
Activision Blizzard, Inc.	5,924	382,157
CA, Inc.	330	11,015
Electronic Arts, Inc. (c)	1,565	184,764
Intuit, Inc.	3,477	494,221
Micro Focus International PLC ADR (c)	3,406	108,651
Microsoft Corp.	35,681	2,657,878
Open Text Corp.	987	31,847
Oracle Corp.	4,292	207,518
RealPage, Inc. (c)	3,988	159,121
Symantec Corp.	14,828	486,507
Synopsys, Inc. (c)	129	10,388

		4,734,067

Specialty Retail—2.6%
Best Buy Co., Inc.	6,076	346,089
Foot Locker, Inc.	4,281	150,777
Home Depot, Inc.	9,123	1,492,158
Lowe’s Cos., Inc.	2,761	220,714

	Shares	Value
TJX Cos., Inc.	6,192	$456,536
Ulta Salon Cosmetics & Fragrance, Inc. (c)	1,161	262,456

		2,928,730

Technology Hardware, Storage & Peripherals—5.5%
Apple, Inc.	30,475	4,696,807
Hewlett Packard Enterprise Co.	24,807	364,911
HP, Inc.	28,563	570,117
NetApp, Inc.	13,580	594,261

		6,226,096

Thrifts & Mortgage Finance—0.0%
Meta Financial Group, Inc.	207	16,229
Oritani Financial Corp.	673	11,306

		27,535

Tobacco—1.3%
Altria Group, Inc.	14,634	928,088
British American Tobacco PLC ADR	5,755	359,400
Philip Morris International, Inc.	2,265	251,438

		1,538,926

Trading Companies & Distributors—0.3%
GATX Corp.	2,970	182,833
Textainer Group Holdings Ltd. (c)	1,134	19,448
United Rentals, Inc. (c)	1,388	192,571

		394,852

Wireless Telecommunication Services—0.3%
T-Mobile U.S., Inc. (c)	5,611	345,974

Total Common Stock (cost—$97,150,278)		112,990,582

Rights (c)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	5,723	5,808
Safeway CVR—PDC, expires 1/30/17 (a)(b)	5,723	97

Total Rights (cost—$5,969)		5,905

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co.,dated 9/29/17, 0.12%, due 10/2/17, proceeds $715,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $732,837 including accrued interest
(cost—$715,000)	$715	715,000

Total Investments (cost—$97,871,247)—100.0%		113,711,487

Other assets less liabilities (d)—0.0%		25,351

Net Assets—100.0%		$113,736,838

Notes to Schedule of Investments:

(a) Fair-Valued—Security with a value of $97, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

126	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)		Market Value (000s)	Unrealized Appreciation
Long position contracts:
E-mini S&P 500 Index	4	12/15/17	$—	(f)	$503	$4,403

(e) At September 30, 2017, the Fund pledged $499,689 in cash as collateral for futures contracts.

(f) Notional amount is less than $500.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	127

Schedule of Investments

September 30, 2017

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds & Notes—82.0%
Aerospace & Defense—1.2%
Aerojet Rocketdyne Holdings, Inc. (a)(b),
2.25%, 12/15/23	$4,355	$6,508,003

Auto Components—1.0%
Meritor, Inc. (a)(b),
3.25%, 10/15/37	4,925	5,229,734

Auto Manufacturers—1.9%
Tesla, Inc.,
0.25%, 3/1/19	5,925	6,521,203
2.375%, 3/15/22	2,745	3,378,066

		9,899,269

Biotechnology—3.6%
BioMarin Pharmaceutical, Inc.,
0.599%, 8/1/24	1,775	1,802,734
1.50%, 10/15/20	2,200	2,644,125
Illumina, Inc.,
0.50%, 6/15/21	6,105	6,971,147
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	4,105	4,346,169
Ligand Pharmaceuticals, Inc.,
0.75%, 8/15/19	1,925	3,521,547

		19,285,722

Building Materials—0.9%
Cemex S.A.B de C.V.,
3.72%, 3/15/20	4,405	4,950,119

Commercial Services—4.5%
Euronet Worldwide, Inc.,
1.50%, 10/1/44	4,320	5,864,400
LendingTree, Inc. (a)(b),
0.625%, 6/1/22	3,475	4,608,719
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	4,335	5,741,165
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	1,530	1,632,319
Square, Inc. (a)(b),
0.375%, 3/1/22	4,105	5,780,353

		23,626,956

Computers—1.6%
Carbonite, Inc. (a)(b),
2.50%, 4/1/22	3,795	4,316,813
Lumentum Holdings, Inc. (a)(b),
0.25%, 3/15/24	3,650	4,199,781

		8,516,594

Diversified Financial Services—3.0%
Air Lease Corp.,
3.875%, 12/1/18	3,065	4,676,041
Blackhawk Network Holdings, Inc.,
1.50%, 1/15/22	5,205	5,829,600
Encore Capital Group, Inc. (a)(b),
3.25%, 3/15/22	4,875	5,633,672

		16,139,313

Electronics—2.3%
II-VI, Inc. (a)(b),
0.25%, 9/1/22	5,100	5,718,375
OSI Systems, Inc. (a)(b),
1.25%, 9/1/22	6,050	6,564,250

		12,282,625

Energy-Alternate Sources—1.4%
NextEra Energy Partners L.P. (a)(b),
1.50%, 9/15/20	3,910	3,831,800
Pattern Energy Group, Inc.,
4.00%, 7/15/20	3,175	3,313,906

		7,145,706

	Principal Amount (000s)	Value
Engineering & Construction—0.9%
Dycom Industries, Inc.,
0.75%, 9/15/21	$4,030	$4,599,237

Healthcare-Products—1.9%
NuVasive, Inc.,
2.25%, 3/15/21	835	953,466
Quidel Corp.,
3.25%, 12/15/20	2,040	3,099,525
Wright Medical Group, Inc.,
2.00%, 2/15/20	5,340	5,797,237

		9,850,228

Healthcare-Services—3.2%
Anthem, Inc.,
2.75%, 10/15/42	2,080	5,408,000
Molina Healthcare, Inc.,
1.125%, 1/15/20	2,350	4,069,906
Teladoc, Inc. (a)(b),
3.00%, 12/15/22	3,145	3,430,016
Tivity Health, Inc.,
1.50%, 7/1/18	1,950	4,099,875

		17,007,797

Insurance—0.5%
Fidelity National Financial, Inc.,
4.25%, 8/15/18	1,070	2,882,981

Internet—8.8%
Altaba, Inc.,
zero coupon, 12/1/18	6,760	8,788,000
Ctrip.com International Ltd.,
1.25%, 9/15/22	3,160	3,410,825
IAC FinanceCo, Inc. (a)(b),
0.875%, 10/1/22	3,760	3,922,150
Liberty Expedia Holdings, Inc. (a)(b),
1.00%, 6/30/47	4,035	4,309,885
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	2,340	3,232,125
Priceline Group, Inc.,
0.35%, 6/15/20	4,775	6,914,797
0.90%, 9/15/21	1,320	1,518,000
VeriSign, Inc.,
4.702%, 8/15/37	2,820	8,787,825
Wayfair, Inc. (a)(b),
0.375%, 9/1/22	2,685	2,607,806
Zillow Group, Inc. (a)(b),
2.00%, 12/1/21	2,870	3,119,331

		46,610,744

Iron/Steel—0.6%
Allegheny Technologies, Inc.,
4.75%, 7/1/22	1,605	2,945,175

IT Services—1.1%
GS Finance Corp. (Fidelity National Information Services, Inc.) (d)(e),
zero coupon, 6/5/23	5,160	5,583,172

Media—4.3%
DISH Network Corp.,
3.375%, 8/15/26	6,305	7,085,244
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	4,460	5,307,400
Liberty Media Corp-Liberty Formula One (a)(b),
1.00%, 1/30/23	4,575	5,461,406
Liberty Media Corp.,
1.375%, 10/15/23	3,975	4,828,830

		22,682,880

Metal Fabricate/Hardware—1.2%
RTI International Metals, Inc.,
1.625%, 10/15/19	5,865	6,557,803

	Principal Amount (000s)	Value
Mining—1.1%
Royal Gold, Inc.,
2.875%, 6/15/19	$5,320	$5,898,550

Oil, Gas & Consumable Fuels—2.1%
Chesapeake Energy Corp. (a)(b),
5.50%, 9/15/26	5,050	4,658,625
Oasis Petroleum, Inc.,
2.625%, 9/15/23	2,490	2,717,213
Weatherford International Ltd.,
5.875%, 7/1/21	3,590	3,928,806

		11,304,644

Pharmaceuticals—5.0%
Array BioPharma, Inc.,
3.00%, 6/1/20	775	1,397,906
Clovis Oncology, Inc.,
2.50%, 9/15/21	2,090	3,231,663
Flexion Therapeutics, Inc. (a)(b),
3.375%, 5/1/24	1,370	1,545,525
Jazz Investments I Ltd.,
1.50%, 8/15/24 (a)(b)	4,460	4,398,675
1.875%, 8/15/21	5,710	6,034,756
Neurocrine Biosciences, Inc. (a)(b),
2.25%, 5/15/24	7,170	8,178,281
TESARO, Inc.,
3.00%, 10/1/21	485	1,816,325

		26,603,131

Pipelines—0.8%
Cheniere Energy, Inc.,
4.25%, 3/15/45	6,425	4,481,437

Semiconductors—12.1%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	1,570	2,784,788
Cypress Semiconductor Corp.,
4.50%, 1/15/22	5,040	6,592,950
Intel Corp.,
3.25%, 8/1/39	4,970	9,141,719
Lam Research Corp.,
1.25%, 5/15/18	2,375	7,270,469
Microchip Technology, Inc. (a)(b),
1.625%, 2/15/27	10,185	12,419,334
Micron Technology, Inc.,
2.375%, 5/1/32	545	2,235,181
3.00%, 11/15/43, Ser. G	7,730	10,720,544
Novellus Systems, Inc.,
2.625%, 5/15/41	295	1,622,131
ON Semiconductor Corp. (a)(b),
1.625%, 10/15/23	5,080	5,924,550
Teradyne, Inc. (a)(b),
1.25%, 12/15/23	4,125	5,509,453

		64,221,119

Software—13.3%
Citrix Systems, Inc.,
0.50%, 4/15/19	1,745	2,028,563
Envestnet, Inc.,
1.75%, 12/15/19	4,740	4,997,738
Evolent Health, Inc. (a)(b),
2.00%, 12/1/21	3,070	3,465,263
HubSpot, Inc. (a)(b),
0.25%, 6/1/22	5,070	5,624,531
Medidata Solutions, Inc.,
1.00%, 8/1/18	3,435	4,744,594
Nice Systems, Inc. (a)(b),
1.25%, 1/15/24	4,800	5,436,000
Nuance Communications, Inc. (a)(b),
1.25%, 4/1/25	4,420	4,292,925
Proofpoint, Inc.,
0.75%, 6/15/20	4,300	5,393,812

128	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
PROS Holdings, Inc. (a)(b),
2.00%, 6/1/47	$5,750	$5,085,156
RealPage, Inc. (a)(b),
1.50%, 11/15/22	4,965	5,796,637
Salesforce.com, Inc.,
0.25%, 4/1/18	6,700	9,426,062
ServiceNow, Inc. (a)(b),
zero coupon, 6/1/22	6,030	6,516,169
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	445	2,113,194
Workday, Inc. (a)(b),
0.25%, 10/1/22	5,350	5,333,281

		70,253,925

Telecommunications—1.0%
Ciena Corp.,
3.75%, 10/15/18	1,655	2,005,653
Viavi Solutions, Inc.,
0.625%, 8/15/33	705	740,250
1.00%, 3/1/24 (a)(b)	2,660	2,676,625

		5,422,528

Transportation—2.7%
Air Transport Services Group, Inc. (a)(b),
1.125%, 10/15/24	3,755	3,888,772
Atlas Air Worldwide Holdings, Inc.,
1.875%, 6/1/24	4,170	5,332,387
Greenbrier Cos., Inc. (a)(b),
2.875%, 2/1/24	4,320	4,876,200

		14,097,359

Total Convertible Bonds & Notes (cost—$373,420,965)		434,586,751

	Shares
Convertible Preferred Stock—13.9%
Banks—2.8%
Bank of America Corp., Ser. L (c),
7.25%	6,470	8,420,511
Wells Fargo & Co., Ser. L (c),
7.50%	4,765	6,265,975

		14,686,486

Commercial Services & Supplies—0.3%
Stericycle, Inc.,
5.25%, 9/15/18	28,795	1,694,298

Electric Utilities—0.9%
NextEra Energy, Inc.,
6.123%, 9/1/19	90,910	5,025,505

Equity Real Estate Investment Trusts (REITs)—2.7%
American Tower Corp.,
5.50%, 2/15/18	42,590	5,199,387
Crown Castle International Corp., Ser. A,
6.875%, 8/1/20	8,805	9,403,740

		14,603,127

Food & Beverage—1.0%
Post Holdings, Inc. (c),
2.50%	30,680	5,081,375

Hand/Machine Tools—1.5%
Stanley Black & Decker, Inc.,
5.375%, 5/15/20	68,925	7,902,251

Healthcare-Products—1.6%
Becton Dickinson and Co., Ser. A,
6.125%, 5/1/20	157,220	8,678,544

	Shares	Value
Oil, Gas & Consumable Fuels—0.9%
Hess Corp.,
8.00%, 2/1/19	23,645	$1,394,109
WPX Energy, Inc., Ser. A,
6.25%, 7/31/18	62,010	3,305,133

		4,699,242

Pharmaceuticals—1.3%
Allergan PLC, Ser. A,
5.50%, 3/1/18	9,575	7,064,626

Wireless Telecommunication Services—0.9%
T- Mobile U.S., Inc.,
5.50%, 12/15/17	45,770	4,572,881

Total Convertible Preferred Stock (cost—$64,427,237)		74,008,335

	Principal Amount (000s)
Repurchase Agreements—1.1%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $5,636,056; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $5,749,948 including accrued interest
(cost—$5,636,000)	$5,636	5,636,000

Total Investments (cost—$443,484,202)—97.0%		514,231,086

Other assets less liabilities—3.0%		15,737,550

Net Assets—100.0%		$529,968,636

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $176,175,496, representing 33.2% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $176,175,496, representing 33.2% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

REIT—Real Estate Investment Trust

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—97.0%
Brazil—2.9%
Ambev S.A. ADR	35,400	$233,286
Banco do Brasil S.A.	9,100	100,276
Banco Santander Brasil S.A. ADR	11,845	103,525
Magazine Luiza S.A.	6,700	156,989
MRV Engenharia e Participacoes S.A.	59,500	258,504
Porto Seguro S.A.	17,600	209,334
Qualicorp S.A.	18,600	222,579

		1,284,493

China—23.0%
Alibaba Group Holding Ltd. ADR (e)	10,875	1,878,221
Autohome, Inc. ADR (e)	5,100	306,408
Baidu, Inc. ADR (e)	1,500	371,535
China Life Insurance Co., Ltd., Class H	68,000	203,834
China Merchants Bank Co., Ltd., Class H	377,000	1,334,977
China Southern Airlines Co., Ltd., Class H	224,000	154,388
Geely Automobile Holdings Ltd.	65,000	184,581
Great Wall Motor Co., Ltd., Class H (c)(d)	459,500	568,706
Guangzhou Automobile Group Co., Ltd., Class H	192,000	446,416
JD.com, Inc. ADR (e)	5,515	210,673
NetEase, Inc. ADR	865	228,196
New Oriental Education & Technology Group, Inc. ADR	5,050	445,713
Ping An Insurance Group Co. of China Ltd., Class H	81,000	625,677
Tencent Holdings Ltd.	65,900	2,881,192
Tianneng Power International Ltd.	178,000	184,432

		10,024,949

Greece—0.2%
OPAP S.A.	6,951	73,528

Hong Kong—9.9%
AIA Group Ltd.	116,400	861,744
Galaxy Entertainment Group Ltd.	56,000	395,889
Hang Seng Bank Ltd.	41,900	1,024,356
Melco Resorts & Entertainment Ltd. ADR	38,090	918,731
VTech Holdings Ltd.	7,900	115,526
WH Group Ltd. (a)	680,000	724,202
Xinyi Glass Holdings Ltd. (e)	120,000	118,935
Yue Yuen Industrial Holdings Ltd.	45,500	173,606

		4,332,989

Hungary—1.4%
Richter Gedeon Nyrt	23,771	590,685

India—6.6%
DCB Bank Ltd.	64,133	178,022
HDFC Bank Ltd. ADR	13,270	1,278,830
Hero MotoCorp Ltd.	7,877	456,807
Housing Development Finance Corp., Ltd.	14,627	387,772
Indiabulls Housing Finance Ltd.	30,566	560,811

		2,862,242

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	129

Schedule of Investments

September 30, 2017

	Shares	Value
Indonesia—0.3%
Telekomunikasi Indonesia Persero Tbk PT	365,800	$127,218

Japan—6.1%
Canon, Inc.	5,500	188,215
Suzuki Motor Corp.	25,700	1,348,867
Yamaha Motor Co., Ltd.	37,900	1,134,539

		2,671,621

Korea (Republic of)—16.6%
Jeju Air Co., Ltd.	2,780	87,515
KB Financial Group, Inc.	21,083	1,037,265
KT Corp.	24,385	621,674
LG Electronics, Inc.	3,873	279,713
LG Uplus Corp.	20,168	235,476
Samsung Electronics Co., Ltd.	1,155	2,599,006
Shinhan Financial Group Co., Ltd.	31,245	1,380,974
SK Telecom Co., Ltd.	4,580	1,021,930

		7,263,553

Mexico—1.9%
America Movil S.A.B. de C.V., Ser. L	617,600	548,412
Fomento Economico Mexicano S.A.B de C.V. UNIT	31,700	302,691

		851,103

Russian Federation—4.3%
Aeroflot PJSC (c)(d)	131,900	420,761
Mobile TeleSystems PJSC ADR	125,625	1,311,525
X5 Retail Group NV GDR (e)	3,566	160,078

		1,892,364

South Africa—2.2%
AVI Ltd.	13,231	95,758
Standard Bank Group Ltd.	35,322	412,085
Telkom S.A. SOC Ltd.	29,430	128,882
Vodacom Group Ltd.	27,939	332,372

		969,097

Taiwan—5.5%
CTBC Financial Holding Co., Ltd.	979,000	614,518
First Financial Holding Co., Ltd.	619,140	397,655

	Shares	Value
Fubon Financial Holding Co., Ltd.	171,000	$267,234
Pou Chen Corp.	272,000	341,985
Qisda Corp.	388,000	274,445
Wistron Corp.	531,689	426,409
Wowprime Corp.	14,000	74,270

		2,396,516

Thailand—3.9%
Advanced Info Service PCL (c)(d)	68,200	390,798
Krung Thai Bank PCL (c)(d)	398,500	224,931
Thanachart Capital PCL (c)(d)	585,000	855,949
Tisco Financial Group PCL (c)(d)	92,700	214,253

		1,685,931

Turkey—3.0%
Turk Hava Yollari AO (e)	190,869	468,647
Turkiye Garanti Bankasi AS	313,235	851,072

		1,319,719

United States—9.2%
Baxter International, Inc.	1,940	121,735
Copa Holdings S.A., Class A	9,670	1,204,205
Lear Corp.	1,845	319,332
McDonald’s Corp.	4,650	728,562
Mettler-Toledo International, Inc. (e)	1,630	1,020,641
Yum! Brands, Inc.	8,400	618,324

		4,012,799

Total Common Stock (cost—$34,221,597)		42,358,807

Preferred Stock—0.5%
Brazil—0.5%
Itau Unibanco Holding S.A.
(cost—$223,895)	16,200	221,735

	Principal Amount (000s)	Value
Repurchase Agreements—0.8%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $338,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $347,628 including accrued interest
(cost—$338,000)	$338	$338,000

Total Investments (cost—$34,783,492) (b)—98.3%		42,918,542

Other assets less liabilities (f)—1.7%		723,100

Net Assets—100.0%		$43,641,642

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $724,202, representing 1.7% of net assets.

(b) Securities with an aggregate value of $26,222,694, representing 60.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,675,398, representing 6.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation
Sold:
1,475,630 Turkish Lira settling 10/2/17	Northern Trust Company	$414,304	$414,160	$144

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

UNIT—More than one class of securities traded together.

130	Annual Report | September 30, 2017 | See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	23.4%
Internet Software & Services	13.0%
Automobiles	9.5%
Wireless Telecommunication Services	8.3%
Technology Hardware, Storage & Peripherals	8.0%
Hotels, Restaurants & Leisure	6.4%
Airlines	5.3%
Insurance	4.4%
Diversified Telecommunication Services	2.5%
Life Sciences Tools & Services	2.3%
Thrifts & Mortgage Finance	2.2%
Food Products	1.9%
Auto Components	1.4%
Pharmaceuticals	1.3%
Household Durables	1.2%
Beverages	1.2%
Textiles, Apparel & Luxury Goods	1.2%
Diversified Consumer Services	1.0%
Diversified Financial Services	0.6%
Healthcare Providers & Services	0.5%
Internet & Catalog Retail	0.5%
Food & Staples Retailing	0.4%
Multi-Line Retail	0.4%
Healthcare Equipment & Supplies	0.3%
Communications Equipment	0.3%
Repurchase Agreements	0.8%
Other assets less liabilities	1.7%

100.0%

AllianzGI Emerging Markets Debt Fund

			Principal Amount (000s)	Value
Corporate Bonds & Notes—55.5%
Argentina—1.4%
Banco Macro S.A. (a)(b),
17.50%, 5/8/22		ARS	5,200	$261,482
Banco Supervielle S.A., BADLAR + 4.500% (a)(b)(d),
25.042%, 8/9/20			4,500	266,819

				528,301

Brazil—5.8%
Banco do Brasil S.A., (converts to FRN on 4/15/24) (c)(d),
6.25%, 4/15/24		$	350	313,688
BRF S.A.,
2.75%, 6/3/22	€		200	244,044
BTG Investments L.P.,
4.50%, 4/17/18		$	500	497,500
JSL Europe S.A. (a)(b),
7.75%, 7/26/24			350	369,250
Minerva Luxembourg S.A. (a)(b),
6.50%, 9/20/26			350	354,900
Petrobras Global Finance BV,
7.375%, 1/17/27			300	330,900

				2,110,282

Chile—1.4%
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23			200	215,502
Geopark Ltd. (a)(b),
6.50%, 9/21/24			300	302,250

				517,752

China—6.6%
Baoxin Auto Finance I Ltd., (converts to FRN on 12/15/19) (c)(d),
8.75%, 12/15/19			200	214,377
Bright Galaxy International Ltd.,
3.375%, 11/3/21			400	398,032
China Evergrande Group,
8.75%, 6/28/25			400	406,919
China Reinsurance Finance Corp., Ltd.,
3.375%, 3/9/22			400	398,380
Modern Land China Co., Ltd.,
6.875%, 10/20/19			200	200,068
Rock International Investment, Inc.,
6.625%, 3/27/20			200	192,500
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25			400	401,220
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26			200	196,179

				2,407,675

Congo, The Democratic Republic—0.6%
HTA Group Ltd.,
9.125%, 3/8/22			200	210,750

Costa Rica—0.8%
Banco de Costa Rica,
5.25%, 8/12/18			300	305,430

El Salvador—1.2%
AES El Salvador Trust II,
6.75%, 3/28/23 (a)(b)			210	198,450
6.75%, 3/28/23			250	236,250

				434,700

Hong Kong—2.5%
Chinalco Capital Holdings Ltd.,
4.00%, 8/25/21			400	404,878
CK Hutchison Capital Securities 17 Ltd., (converts to FRN on 5/12/22) (a)(b)(c)(d),
4.00%, 5/12/22			300	306,503

		Principal Amount (000s)	Value
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22	$	200	$220,862

			932,243

India—2.3%
Adani Ports & Special Economic Zone Ltd.,
3.50%, 7/29/20		400	407,741
Export-Import Bank of India,
4.00%, 1/14/23		409	429,062

			836,803

Indonesia—3.2%
Medco Straits Services Pte Ltd.,
8.50%, 8/17/22		200	210,217
Minejesa Capital BV,
4.625%, 8/10/30		400	408,397
PB International BV,
7.625%, 1/26/22		200	213,450
Pertamina Persero PT,
4.875%, 5/3/22		304	326,758

			1,158,822

Jamaica—0.8%
Digicel Group Ltd.,
8.25%, 9/30/20		300	294,189

Kazakhstan—1.5%
KazMunayGas National Co. JSC (a)(b),
5.75%, 4/19/47		350	345,947
Nostrum Oil & Gas Finance BV (a)(b),
8.00%, 7/25/22		200	209,194

			555,141

Korea (Republic of)—0.6%
Kyobo Life Insurance Co., Ltd., (converts to FRN on 7/24/22) (a)(b)(d),
3.95%, 7/24/22		200	202,279

Malaysia—1.1%
Gohl Capital Ltd.,
4.25%, 1/24/27		400	413,068

Mauritius—0.6%
Liquid Telecommunications Financing PLC (a)(b),
8.50%, 7/13/22		200	211,623

Mexico—5.0%
Banco Mercantil del Norte S.A., (converts to FRN on 1/6/28) (c)(d),
7.625%, 1/6/28		600	656,100
Comision Federal de Electricidad,
4.875%, 1/15/24		221	238,127
Mexichem S.A.B. de C.V. (a)(b),
5.50%, 1/15/48		200	197,800
Petroleos Mexicanos,
6.75%, 9/21/47		350	373,240
TV Azteca S.A.B de C.V.,
7.625%, 9/18/20		66	68,673
Unifin Financiera S.A.B de C.V.,
7.00%, 1/15/25		300	304,500

			1,838,440

Netherlands—0.7%
VimpelCom Holdings BV (a)(b),
3.95%, 6/16/21		250	252,000

Nigeria—1.8%
First Bank of Nigeria Ltd. via FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b)(d),
8.00%, 7/23/21		251	236,881
IHS Netherlands Holdco BV,
9.50%, 10/27/21		200	210,069

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	131

Schedule of Investments

September 30, 2017

		Principal Amount (000s)	Value
Zenith Bank PLC (a)(b),
7.375%, 5/30/22	$	200	$207,127

			654,077

Peru—1.4%
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22		207	222,525
Orazul Energy Egenor S en C por A (a)(b),
5.625%, 4/28/27		300	294,450

			516,975

Philippines—0.7%
Power Sector Assets & Liabilities Management Corp.,
7.39%, 12/2/24		200	258,017

Qatar—0.8%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27		250	289,125

Russian Federation—5.7%
Gazprom OAO Via Gaz Capital S.A. (a)(b),
4.95%, 3/23/27		500	513,250
Global Ports Finance PLC (a)(b),
6.50%, 9/22/23		200	208,523
Lukoil International Finance BV (a)(b),
4.75%, 11/2/26		500	527,550
MMC Norilsk Nickel OJSC via MMC Finance DAC (a)(b),
4.10%, 4/11/23		200	200,812
Novolipetsk Steel via Steel Funding DAC (a)(b),
4.00%, 9/21/24		200	199,765
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23		424	439,695

			2,089,595

Singapore—1.1%
Parkway Pantai Ltd., (converts to FRN on 7/27/22) (c)(d),
4.25%, 7/27/22		400	407,200

South Africa—1.7%
Gold Fields Orogen Holdings BVI Ltd. (a)(b),
4.875%, 10/7/20		400	412,000
Myriad International Holdings BV (a)(b),
4.85%, 7/6/27		200	207,300

			619,300

Spain—0.8%
Ajecorp BV,
6.50%, 5/14/22		300	278,250

Turkey—2.8%
Coca-Cola Icecek AS (a)(b),
4.215%, 9/19/24		200	202,816
Finansbank AS (a)(b),
4.875%, 5/19/22		200	200,005
Yapi ve Kredi Bankasi AS (a)(b),
5.75%, 2/24/22		200	205,309
Yasar Holding AS (a)(b),
8.875%, 5/6/20		400	414,204

			1,022,334

Ukraine—0.7%
Metinvest BV, PIK 9.373%,
9.373%, 12/31/21		51	51,618
MHP SE (a)(b),
7.75%, 5/10/24		200	215,890

			267,508

United Arab Emirates—0.2%
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19		60	62,268

		Principal Amount (000s)	Value
Venezuela—1.7%
Petroleos de Venezuela S.A.,
6.00%, 5/16/24	$	1,000	$306,500
8.50%, 10/27/20		400	333,000

			639,500

Total Corporate Bonds & Notes (cost—$19,960,576)			20,313,647

Sovereign Debt Obligations—42.9%
Angola—0.6%
Angolan Government International Bond (a)(b),
9.50%, 11/12/25		200	215,357

Argentina—8.7%
Argentine Republic Government International Bond,
5.625%, 1/26/22		250	262,875
7.125%, 6/28/17 (a)(b)		500	500,250
7.50%, 4/22/26		150	168,750
8.28%, 12/31/33		561	635,123
Provincia de Buenos Aires,
7.875%, 6/15/27		400	434,520
BADLAR + 3.830%, 25.393%, 5/31/22 (d)	ARS	6,000	350,889
Provincia de Cordoba,
7.125%, 8/1/27	$	350	367,917
Provincia de Mendoza Argentina, BADLAR + 4.375% (d),
25.705%, 6/9/21	ARS	2,400	139,110
Provincia del Chubut Argentina,
7.75%, 7/26/26	$	300	313,332

			3,172,766

Azerbaijan—0.5%
Republic of Azerbaijan International Bond (a)(b),
3.50%, 9/1/32		202	175,911

Bahrain—0.5%
Bahrain Government International Bond (a)(b),
6.75%, 9/20/29		200	198,854

Brazil—0.4%
Brazilian Government International Bond,
4.25%, 1/7/25		155	156,744

Cameroon—0.6%
Republic of Cameroon International Bond (a)(b),
9.50%, 11/19/25		200	236,939

Croatia—1.5%
Croatia Government International Bond,
5.50%, 4/4/23		501	556,997

Egypt—1.4%
Egypt Government International Bond,
5.875%, 6/11/25		300	300,600
6.125%, 1/31/22 (a)(b)		200	207,356

			507,956

Ethiopia—0.8%
Ethiopia International Bond,
6.625%, 12/11/24		300	308,983

Guatemala—0.4%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26		150	151,313

Honduras—0.4%
Honduras Government International Bond (a)(b),
6.25%, 1/19/27		150	162,144

			Principal Amount (000s)	Value
Indonesia—2.8%
Indonesia Government International Bond,
4.125%, 1/15/25		$	300	$315,592
4.625%, 4/15/43 (a)(b)			300	310,574
Indonesia Treasury Bond,
7.875%, 4/15/19		IDR	5,000,000	384,120

				1,010,286

Ivory Coast—0.3%
Ivory Coast Government International Bond (a)(b),
5.125%, 6/15/25	€		100	122,483

Jamaica—0.5%
Jamaica Government International Bond,
8.00%, 3/15/39		$	150	186,188

Kenya—0.6%
Kenya Government International Bond,
5.875%, 6/24/19			200	205,992

Lebanon—2.1%
Lebanon Government International Bond,
6.20%, 2/26/25			800	779,236

Mongolia—0.7%
Mongolia Government International Bond,
5.125%, 12/5/22			250	243,421

Namibia—0.6%
Namibia International Bonds (a)(b),
5.25%, 10/29/25			200	203,814

Nigeria—1.5%
Nigeria Government International Bond,
6.75%, 1/28/21			300	319,480
7.875%, 2/16/32 (a)(b)			200	219,162

				538,642

Panama—0.7%
Panama Government International Bond,
3.75%, 3/16/25			250	261,875

Peru—1.9%
Peruvian Government International Bond (a)(b),
6.95%, 8/12/31		PEN	2,000	692,729

Poland—1.1%
Republic of Poland Government Bond,
1.75%, 7/25/21		PLN	1,500	402,192

Russian Federation—3.4%
Russian Federal Bond—OFZ,
7.50%, 3/15/18		RUB	35,000	608,213
Russian Federation Bond,
4.25%, 6/23/27 (a)(b)		$	400	407,319
4.875%, 9/16/23			200	218,139

				1,233,671

Senegal—0.6%
Senegal Government International Bond (a)(b),
6.25%, 5/23/33			200	206,258

South Africa—1.5%
Republic of South Africa Government Bond,
6.75%, 3/31/21		ZAR	7,500	541,584

Sri Lanka—1.5%
Sri Lanka Government International Bond,
5.875%, 7/25/22		$	300	319,821
6.20%, 5/11/27 (a)(b)			200	210,186

				530,007

Trinidad And Tobago—0.8%
Trinidad & Tobago Government International Bond (a)(b),
4.50%, 8/4/26			300	303,750

132	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

		Principal Amount (000s)	Value
Tunisia—0.5%
Banque Centrale de Tunisie International Bond,
5.75%, 1/30/25	$	200	$195,116

Turkey—1.0%
Turkey Government International Bond,
4.875%, 4/16/43		400	356,162

Ukraine—2.3%
Ukraine Government International Bond (a)(b), zero coupon, 5/31/40 (d)		115	62,463
7.375%, 9/25/32		350	341,583
7.75%, 9/1/23		400	420,600

			824,646

Uruguay—1.3%
Uruguay Government International Bond,
4.375%, 10/27/27		284	306,873
8.50%, 3/15/28 (a)(b)	UYU	5,000	178,605

			485,478

Venezuela—0.8%
Venezuela Government International Bond,
6.00%, 12/9/20	$	750	292,500

		Principal Amount (000s)	Value
Vietnam—0.6%
Vietnam Government International Bond,
4.80%, 11/19/24	$	200	$214,001

Total Sovereign Debt Obligations (cost—$15,280,757)			15,673,995

Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $209,002; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $216,093 including accrued interest
(cost—$209,000)		209	209,000

Total Investments (cost—$35,450,333)—99.0%			36,196,642

Other assets less liabilities (e)—1.0%			381,184

Net Assets—100.0%			$36,577,826

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $14,239,296, representing 38.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $14,239,296, representing 38.9% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Purchased:
562,924 Euro settling 12/14/17	State Street Bank	$677,698	$667,949	$(9,749)
1,500,000 Polish Zloty settling 11/2/17	JPMorgan Chase	412,587	411,057	(1,530)
1,500,000 Polish Zloty settling 10/2/17	State Street Bank	423,102	411,072	(12,030)
Sold:
1,182,170 Euro settling 12/14/17	State Street Bank	1,397,757	1,402,727	(4,970)
108,827,700 Hungarian Forint settling 11/2/17	JPMorgan Chase	412,586	413,159	(573)
107,271,150 Hungarian Forint settling 10/2/17	State Street Bank	423,101	406,749	16,352

				$(12,500)

Glossary:

ARS—Argentine Peso

BADLAR—Buenos Aires Deposits of Large Amount Rate

€—Euro

FRN—Floating Rate Note

IDR—Indonesian Rupiah

PEN—Peruvian Nuevo Sol

PIK—Payment-in-Kind

PLN—Polish Zloty

RUB—Russian Ruble

UYU – Uruguayan Peso

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	42.9%
Oil, Gas & Consumable Fuels	12.3%
Banks	9.6%
Diversified Financial Services	4.6%
Electric Utilities	4.3%
Telecommunications	3.8%
Mining	3.4%
Food & Beverage	3.0%
Holding Companies-Diversified	2.0%
Commercial Services	1.7%
Insurance	1.6%
Lodging	1.1%
Healthcare-Services	1.1%
Real Estate Management & Development	1.1%
Chemicals	1.1%
Transportation	1.0%
Media	0.8%
Iron/Steel	0.7%
Agriculture	0.6%

Specialty Retail	0.6%
Apparel & Textiles	0.6%
Real Estate	0.5%
Repurchase Agreements	0.6%
Other assets less liabilities	1.0%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	133

Schedule of Investments

September 30, 2017

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—97.1%
Brazil—1.9%
Fibria Celulose S.A.	3,300	$44,647
Qualicorp S.A.	12,500	149,583
Tegma Gestao Logistica S.A.	3,800	24,236

		218,466

China—15.2%
Beijing Capital Land Ltd., Class H	102,000	57,079
China BlueChemical Ltd., Class H	128,000	41,807
China Lesso Group Holdings Ltd.	164,000	112,145
China Lilang Ltd.	30,000	25,030
China Meidong Auto Holdings Ltd.	98,000	36,256
China Suntien Green Energy Corp., Ltd., Class H	209,000	52,034
China Zhongwang Holdings Ltd.	102,400	52,457
Consun Pharmaceutical Group Ltd.	16,000	13,477
Datang International Power Generation Co., Ltd., Class H (e)	602,000	193,224
Dongfang Electric Corp., Ltd., Class H (e)	42,400	41,952
Hopewell Highway Infrastructure Ltd.	92,000	56,953
Hua Hong Semiconductor Ltd. (a)	13,000	17,660
Jiangsu Expressway Co., Ltd., Class H	70,000	107,499
K Wah International Holdings Ltd.	487,000	293,951
Kingboard Chemical Holdings Ltd.	6,500	34,618
Lee & Man Paper Manufacturing Ltd.	130,000	167,269
PW Medtech Group Ltd. (e)	111,000	23,730
Shandong Chenming Paper Holdings Ltd., Class H	9,500	18,096
Tianjin Development Holdings Ltd.	126,000	64,851
Xingda International Holdings Ltd.	120,000	45,221
Yuexiu Property Co., Ltd.	322,000	65,779
Yuexiu Real Estate Investment Trust REIT	237,000	149,394
Yuzhou Properties Co., Ltd.	102,000	55,202
Zhejiang Expressway Co., Ltd., Class H	16,000	19,931

		1,745,615

Colombia—0.3%
Avianca Holdings S.A. ADR	3,700	28,712

Czech Republic—0.6%
Philip Morris CR AS (e)	47	35,406
Unipetrol AS	1,871	28,938

		64,344

Greece—3.9%
Capital Product Partners L.P.	5,600	19,600
Hellenic Petroleum S.A.	7,178	61,221
JUMBO S.A.	916	15,146
Motor Oil Hellas Corinth Refineries S.A.	13,632	325,617
Mytilineos Holdings S.A. (e)	2,113	20,853

		442,437

	Shares	Value
Hong Kong—7.5%
Eagle Nice International Holdings Ltd.	88,000	$43,572
Giordano International Ltd.	58,000	34,834
Guoco Group Ltd.	1,000	15,032
HKR International Ltd.	27,200	17,325
Hopewell Holdings Ltd.	18,500	72,386
Johnson Electric Holdings Ltd.	37,500	143,757
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	68,500	29,171
Luk Fook Holdings International Ltd.	49,000	197,904
Regal Hotels International Holdings Ltd.	30,000	22,104
Regal Real Estate Investment Trust REIT	57,000	16,870
Shun Tak Holdings Ltd.	96,000	42,907
Singamas Container Holdings Ltd. (e)	104,000	22,962
Sun Hung Kai & Co., Ltd.	93,000	59,971
Towngas China Co., Ltd. (e)	156,000	109,627
Xinyi Glass Holdings Ltd. (e)	32,000	31,716

		860,138

Hungary—1.0%
Magyar Telekom Telecommunications PLC	60,434	110,035

India—10.6%
Bajaj Holdings & Investment Ltd.	837	35,687
Balrampur Chini Mills Ltd.	66,641	164,662
CESC Ltd.	4,715	71,408
Claris Lifesciences Ltd. (e)	3,123	17,621
Electrosteel Castings Ltd.	36,305	13,312
Gujarat Alkalies & Chemicals Ltd.	4,206	36,165
HT Media Ltd. (e)	10,061	14,400
IDFC Ltd. (e)	132,620	119,737
Kalyani Steels Ltd.	5,121	30,599
McLeod Russel India Ltd. (e)	11,861	30,001
National Aluminium Co., Ltd. (e)	21,887	26,278
Phillips Carbon Black Ltd.	17,510	218,256
Prism Cement Ltd. (e)	8,880	13,960
SJVN Ltd.	29,753	14,682
Tamil Nadu Newsprint & Papers Ltd.	10,119	54,023
Tata Coffee Ltd.	12,937	30,427
Transport Corp. of India Ltd.	6,037	24,906
Uflex Ltd. (e)	15,007	99,119
Vardhman Textiles Ltd. (e)	2,551	52,127
WNS Holdings Ltd. ADR (e)	4,100	149,650

		1,217,020

Indonesia—0.7%
Indo Tambangraya Megah Tbk PT	35,200	52,956
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	258,700	27,095

		80,051

Korea (Republic of)—14.3%
Baiksan Co., Ltd.	3,311	20,363
Daeduck Electronics Co.	1,646	15,617
Daehan Steel Co., Ltd.	1,917	18,852
DGB Financial Group, Inc.	6,964	63,843

	Shares	Value
Dongwon Development Co., Ltd.	15,764	$75,699
F&F Co., Ltd.	4,258	152,489
Hanjin Transportation Co., Ltd.	508	13,279
Hansol Paper Co., Ltd.	1,207	17,556
Hanwha Corp.	743	28,641
Huvis Corp.	2,671	18,650
Hwa Shin Co., Ltd.	3,956	16,806
Hyundai Engineering Plastics Co., Ltd.	7,659	44,003
ICD Co., Ltd.	2,749	34,115
Jeju Air Co., Ltd.	2,670	84,052
JYP Entertainment Corp. (e)	1,731	15,152
Korea Asset In Trust Co., Ltd.	1,796	13,109
KPX Chemical Co., Ltd.	295	18,545
Kwangju Bank Co., Ltd.	7,506	79,753
LF Corp.	1,416	31,711
LG Innotek Co., Ltd.	353	47,680
LOTTE Fine Chemical Co., Ltd.	2,726	98,555
LOTTE Himart Co., Ltd.	4,348	249,717
Meritz Fire & Marine Insurance Co., Ltd.	769	16,568
Moorim P&P Co., Ltd.	4,537	16,893
Poongsan Corp.	4,414	198,379
Poongsan Holdings Corp.	289	14,130
Seah Besteel Corp.	2,305	63,479
Sungwoo Hitech Co., Ltd.	3,586	19,005
Sunjin Co., Ltd.	990	13,785
TBH Global Co., Ltd. (e)	3,006	22,674
Unid Co., Ltd.	1,024	44,746
Woongjin Thinkbig Co., Ltd. (e)	3,332	20,232
YeaRimDang Publishing Co., Ltd. (e)	6,750	51,956

		1,640,034

Malaysia—3.0%
George Kent Malaysia Bhd.	37,650	27,407
Globetronics Technology Bhd.	31,600	46,067
Hai-O Enterprise Bhd.	17,300	21,182
JCY International Bhd.	109,100	13,323
Malaysian Pacific Industries Bhd.	7,800	24,757
Padini Holdings Bhd.	23,200	24,999
Ta Ann Holdings Bhd.	19,800	17,350
Uchi Technologies Bhd.	28,400	17,420
UMW Holdings Bhd. (e)	23,300	30,660
Unisem M Bhd.	131,600	117,652

		340,817

Mexico—0.3%
Hoteles City Express S.A.B de C.V. (e)	11,600	13,797
Industrias Bachoco S.A.B de C.V., Ser. B	4,400	24,385

		38,182

Philippines—0.8%
Cebu Air, Inc.	42,090	90,892

Poland—4.1%
Enea S.A.	18,805	76,271
Energa S.A. (e)	52,315	192,303
Kernel Holding S.A.	4,412	67,340
Tauron Polska Energia S.A. (e)	129,375	132,956

		468,870

Russian Federation—1.9%
Acron PJSC (c)(d)	252	14,961
Inter RAO UES PJSC (c)(d)	449,162	28,948
M Video PJSC (c)(d)	14,453	104,351

134	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
RusHydro PJSC	2,007,000	$29,963
Unipro PJSC (c)(d)	903,000	38,116

		216,339

Singapore—0.3%
Valuetronics Holdings Ltd.	54,100	38,779

South Africa—2.0%
Adcock Ingram Holdings Ltd.	5,448	24,386
AECI Ltd.	15,727	117,789
Emira Property Fund Ltd. REIT	15,654	15,320
Grindrod Ltd. (e)	20,068	20,455
Lewis Group Ltd.	16,643	36,788
Merafe Resources Ltd.	141,537	15,682

		230,420

Taiwan—17.8%
Ability Enterprise Co., Ltd.	26,583	18,628
China Motor Corp.	55,000	48,552
Chung Hwa Pulp Corp. (e)	48,000	17,281
Compeq Manufacturing Co., Ltd.	54,000	58,894
Darfon Electronics Corp.	22,000	18,929
E-LIFE MALL Corp.	7,000	14,497
Elan Microelectronics Corp.	36,000	49,858
Epistar Corp. (e)	195,000	248,857
Everlight Electronics Co., Ltd.	49,000	77,522
Farglory Land Development Co., Ltd.	37,000	41,765
FocalTech Systems Co., Ltd.	82,000	97,149
Formosa Advanced Technologies Co., Ltd.	33,000	37,047
Grand Pacific Petrochemical	227,000	170,610
Greatek Electronics, Inc.	43,000	71,443
Huaku Development Co., Ltd.	68,000	148,604
ITE Technology, Inc.	27,000	29,982
Powertech Technology, Inc.	6,000	17,341
Radiant Opto-Electronics Corp.	65,000	152,616
Sampo Corp.	54,000	26,290
Sigurd Microelectronics Corp.	58,000	48,172
Sinmag Equipment Corp.	9,000	45,706
Sirtec International Co., Ltd.	12,000	19,902
Syncmold Enterprise Corp.	74,000	169,552
Taiwan Hon Chuan Enterprise Co., Ltd.	14,000	25,433
Transcend Information, Inc.	12,000	33,968
Tripod Technology Corp.	77,000	267,137
TXC Corp.	49,000	63,631
Unimicron Technology Corp.	42,000	22,685

		2,042,051

Thailand—6.3%
Bangchak Corp., PCL NVDR	246,300	296,094
CPN Retail Growth Leasehold Property Fund UNIT	126,400	81,890
Hana Microelectronics PCL	12,800	18,231
KGI Securities Thailand PCL (c)(d)	435,400	54,102
Sansiri PCL (c)(d)	592,700	40,520
Thai Oil PCL NVDR	14,800	41,050
Thai Wah PCL Class F (c)(d)	90,000	27,526
Thanachart Capital PCL (c)(d)	89,800	131,392
Thoresen Thai Agencies PCL (c)(d)	94,600	27,976

		718,781

Turkey—4.1%
Aygaz AS	9,943	42,034
Is Gayrimenkul Yatirim Ortakligi AS REIT	117,524	45,172
Soda Sanayii AS	56,114	80,195

	Shares	Value
Trakya Cam Sanayii AS	250,519	$255,144
Turk Hava Yollari AO (e)	18,939	46,502

		469,047

United Arab Emirates—0.5%
Air Arabia PJSC (e)	65,106	20,254
RAK Properties PJSC (e)	211,533	39,742

		59,996

Total Common Stock (cost—$9,507,240)		11,121,026

Preferred Stock—1.2%
Brazil—1.2%
Cia Ferro Ligas da Bahia—FERBASA	20,200	96,499
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	9,200	36,804

Total Preferred Stock (cost—$110,161)		133,303

Rights—0.0%
Korea (Republic of)—0.0%
Sunjin Co., Ltd., strike price KRW 12,050, expires 11/9/17 (c)(d)(e) (cost—$0)	456	1,533

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $115,001; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $117,442 including accrued interest
(cost—$115,000)	$115	115,000

Total Investments (cost—$9,732,401) (b)—99.3%		11,370,862

Other assets less liabilities—0.7%		84,253

Net Assets—100.0%		$11,455,115

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $17,660, representing 0.2% of net assets.

(b) Securities with an aggregate value of $8,531,642, representing 74.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $469,425, representing 4.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.
Glossary:

ADR—American Depositary Receipt

KRW—Korean Won

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	9.6%
Chemicals	7.9%
Real Estate Management & Development	7.6%
Oil, Gas & Consumable Fuels	7.4%
Specialty Retail	6.2%
Electronic Equipment, Instruments & Components	5.3%
Electric Utilities	5.1%
Metals & Mining	3.7%
Food Products	3.4%
Building Products	3.3%
Textiles, Apparel & Luxury Goods	3.2%
Paper & Forest Products	3.1%
Equity Real Estate Investment Trusts (REITs)	2.8%
Banks	2.4%
Airlines	2.4%
Machinery	2.3%
Independent Power Producers & Energy Traders	2.0%
Electrical Equipment	1.6%
Transportation Infrastructure	1.6%
Auto Components	1.4%
Diversified Financial Services	1.4%
Gas Utilities	1.3%
Industrial Conglomerates	1.3%
IT Services	1.3%
Healthcare Providers & Services	1.3%
Containers & Packaging	1.1%
Diversified Telecommunication Services	1.0%
Media	0.9%
Iron/Steel	0.8%
Automobiles	0.7%
Multi-Utilities	0.6%
Consumer Finance	0.5%
Pharmaceuticals	0.5%
Capital Markets	0.5%
Marine	0.4%
Household Durables	0.4%
Air Freight & Logistics	0.3%
Hotels, Restaurants & Leisure	0.3%
Tobacco	0.3%
Technology Hardware, Storage & Peripherals	0.3%
Road & Rail	0.2%
Healthcare Equipment & Supplies	0.2%
Internet & Catalog Retail	0.2%
Insurance	0.1%
Construction Materials	0.1%
Repurchase Agreements	1.0%
Other assets less liabilities	0.7%

100.0%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	135

Schedule of Investments

September 30, 2017

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—93.0%
France—18.6%
AXA S.A.	14,620	$441,994
Coface S.A.	10,680	114,789
Credit Agricole S.A.	6,530	118,873
Klepierre S.A. REIT	5,970	234,481
SCOR SE	8,135	341,173
SES S.A.	19,736	432,059
Total S.A.	4,400	236,256

		1,919,625

Germany—10.6%
Daimler AG	2,450	195,571
Drillisch AG	2,950	207,252
Evonik Industries AG	1,290	46,121
Freenet AG	2,861	95,748
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,320	496,540
ProSiebenSat.1 Media SE	1,550	52,894

		1,094,126

Ireland—1.1%
Allied Irish Banks PLC	18,362	110,355

Italy—3.8%
Atlantia SpA	4,310	136,186
Enel SpA	42,000	253,021

		389,207

Netherlands—9.4%
ABN AMRO Group NV (a)	6,665	199,578
ING Groep NV	17,300	318,880
Koninklijke KPN NV	116,960	401,381
PostNL NV	11,440	49,290

		969,129

Norway—5.7%
Statoil ASA	7,210	144,953
Telenor ASA	17,220	364,798
Yara International ASA	1,830	82,059

		591,810

Portugal—0.3%
CTT-Correios de Portugal S.A.	4,740	28,586

Spain—10.6%
Cia de Distribucion Integral Logista Holdings S.A.	12,390	298,046
Enagas S.A.	4,690	132,154
Ferrovial S.A.	16,915	372,702
Iberdrola S.A.	38,222	297,200

		1,100,102

Sweden—2.2%
Swedbank AB, Class A	8,380	232,055

Switzerland—1.0%
Sunrise Communications Group AG (a)(c)	1,236	101,903

United Kingdom—29.7%
Ashmore Group PLC	31,130	141,603
BP PLC	62,970	403,385
BT Group PLC	63,540	241,674
Centrica PLC	22,390	56,118
GlaxoSmithKline PLC	15,790	315,652
HSBC Holdings PLC	20,780	205,428
IG Group Holdings PLC	21,179	182,025
Imperial Brands PLC	9,560	408,028
Next PLC	3,420	241,084

	Shares	Value
Royal Dutch Shell PLC, Class A	16,660	$504,591
TUI AG	15,870	269,788
Vodafone Group PLC	37,660	105,455

		3,074,831

Total Common Stock (cost—$8,792,329)		9,611,729

	Principal Amount (000s)
Repurchase Agreements—32.5%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $3,359,034; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $3,429,299 including accrued interest
(cost—$3,359,000)	$3,359	3,359,000

Total Investments (cost—$12,151,329) (b)—125.5%		12,970,729

Liabilities in excess of other assets—(25.5)%		(2,634,084)

Net Assets—100.0%		$10,336,645

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $301,481, representing 2.9% of net assets.

(b) Securities with an aggregate value of $9,501,374, representing 91.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	13.8%
Insurance	13.5%
Banks	11.5%
Diversified Telecommunication Services	10.7%
Electric Utilities	5.3%
Media	4.7%
Wireless Telecommunication Services	4.0%
Tobacco	4.0%
Air Freight & Logistics	3.6%
Construction & Engineering	3.6%
Capital Markets	3.1%
Pharmaceuticals	3.1%
Hotels, Restaurants & Leisure	2.6%
Multi-Line Retail	2.3%
Equity Real Estate Investment Trusts (REITs)	2.3%
Automobiles	1.9%
Transportation Infrastructure	1.3%
Chemicals	1.2%
Multi-Utilities	0.5%
Repurchase Agreements	32.5%
Liabilities in excess of other assets	(25.5)%

100.0%

136	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Common Stock—55.6%
Argentina—0.0%
Adecoagro S.A. (h)	5,381	$58,115

Australia—0.5%
Automotive Holdings Group Ltd.	3,630	9,473
Bapcor Ltd.	11,055	45,540
BlueScope Steel Ltd.	11,262	97,287
Breville Group Ltd.	1,323	11,766
Brickworks Ltd.	2,030	21,544
Cochlear Ltd.	807	100,943
CSR Ltd.	21,445	79,855
Fortescue Metals Group Ltd.	15,366	62,228
Harvey Norman Holdings Ltd.	30,937	94,366
Metcash Ltd.	47,137	94,949
Myer Holdings Ltd.	95,301	57,981
Qantas Airways Ltd.	32,429	148,535
Regis Resources Ltd.	15,795	44,553
Saracen Mineral Holdings Ltd. (h)	12,327	12,694
Southern Cross Media Group Ltd.	37,800	35,160
St. Barbara Ltd.	16,786	34,591
Stockland REIT	800	2,702
Tassal Group Ltd.	39,301	118,877
Vicinity Centres REIT	1,738	3,630
Wesfarmers Ltd.	3,708	120,375
WPP AUNZ Ltd.	61,200	52,806

		1,249,855

Austria—0.2%
BUWOG AG (h)	3,484	104,426
Erste Group Bank AG (h)	7,041	304,207
EVN AG	4,031	62,959
Flughafen Wien AG	322	12,559
OMV AG	2,555	148,957
Porr AG	1,204	38,030
Telekom Austria AG	921	8,355

		679,493

Belgium—0.2%
D’ieteren S.A.	1,070	49,115
Elia System Operator S.A.	448	25,952
Groupe Bruxelles Lambert S.A.	932	98,104
KBC Group NV	4,710	399,596

		572,767

Brazil—0.3%
Banco Bradesco S.A.	8,200	86,475
Cia de Saneamento Basico do Estado de Sao Paulo	10,000	105,079
Cia de Saneamento de Minas Gerais—COPASA	3,300	44,595
Cielo S.A.	18,400	127,696
Fibria Celulose S.A.	12,400	167,766
JBS S.A.	18,300	49,113
MRV Engenharia e Participacoes S.A.	4,500	19,551
Qualicorp S.A.	17,800	213,005
Sao Martinho S.A.	8,200	46,060

		859,340

Canada—2.3%
Aecon Group, Inc.	489	6,886
AG Growth International, Inc.	322	13,742
Artis Real Estate Investment Trust REIT	523	5,541
Atco Ltd., Class I	4,374	160,552
Bank of Montreal	622	47,073
BCE, Inc.	6,316	295,919

	Shares	Value
Bonavista Energy Corp.	3,032	$7,241
Canadian Imperial Bank of Commerce	4,870	426,093
Canadian Real Estate Investment Trust REIT	523	19,336
Canadian Tire Corp., Ltd., Class A	3,267	406,729
Canfor Pulp Products, Inc.	534	5,696
Cascades, Inc.	1,386	16,618
Celestica, Inc. (h)	3,763	46,564
CGI Group, Inc., Class A (h)	1,734	89,914
Chorus Aviation, Inc.	4,609	30,881
Cogeco Communications, Inc.	2,988	220,361
Crescent Point Energy Corp.	346	2,785
CT Real Estate Investment Trust REIT	5,463	60,814
Dorel Industries, Inc., Class B	291	6,964
Dream Global Real Estate Investment Trust REIT	8,306	73,291
ECN Capital Corp.	1,240	3,935
Enerflex Ltd.	4,238	62,496
Exchange Income Corp.	3,541	99,128
Fortis, Inc.	4,150	148,938
Genworth MI Canada, Inc.	2,539	75,351
George Weston Ltd.	1,934	168,406
Great-West Lifeco, Inc.	943	27,139
High Liner Foods, Inc.	3,181	35,717
Industrial Alliance Insurance & Financial Services, Inc.	3,160	143,090
Intact Financial Corp.	345	28,499
Killam Apartment REIT	761	8,045
Kirkland Lake Gold Ltd.	10,446	134,620
Laurentian Bank of Canada	3,303	159,651
Linamar Corp.	5,296	323,172
Loblaw Cos., Ltd.	5,064	276,384
Lucara Diamond Corp.	22,982	44,573
Magna International, Inc.	1,835	97,930
Manulife Financial Corp.	12,912	261,914
Martinrea International, Inc.	4,330	39,353
Metro, Inc.	4,450	153,035
National Bank of Canada	2,379	114,493
NorthWest Healthcare Properties Real Estate Investment Trust REIT	1,343	12,195
Open Text Corp.	4,144	133,711
Power Corp. of Canada	3,196	81,222
Pure Industrial Real Estate Trust REIT	23,451	119,534
Raging River Exploration, Inc. (h)	990	6,244
Rogers Sugar, Inc.	14,653	74,219
Royal Bank of Canada	5,493	425,000
Saputo, Inc.	2,440	84,459
TFI International, Inc.	1,312	33,816
TMX Group Ltd.	2,134	120,575
Toronto-Dominion Bank	10,331	581,649
TransCanada Corp.	5,006	247,421
Transcontinental, Inc., Class A	12,994	268,576

		6,537,490

China—2.4%
AAC Technologies Holdings, Inc.	4,900	82,916
Agile Group Holdings Ltd.	87,091	127,809
Agricultural Bank of China Ltd., Class H	117,000	52,668
Air China Ltd., Class H	70,347	58,511
Alibaba Group Holding Ltd. ADR (h)	4,077	704,139

	Shares	Value
Bank of Chongqing Co., Ltd., Class H	71,000	$57,938
Bank of Communications Co., Ltd., Class H	156,039	114,536
Beijing Enterprises Holdings Ltd.	39,500	212,759
BYD Electronic International Co., Ltd.	41,818	123,918
China CITIC Bank Corp., Ltd., Class H	218,000	139,139
China Communications Construction Co., Ltd., Class H	38,000	47,660
China Construction Bank Corp., Class H	587,064	490,464
China Dongxiang Group Co., Ltd.	43,117	7,527
China Evergrande Group (h)	31,483	110,399
China High Speed Transmission Equipment Group Co., Ltd.	25,120	32,222
China Lumena New Materials Corp. (e)(f)(h)	1,772	34
China Merchants Bank Co., Ltd., Class H	24,844	87,974
China Mobile Ltd.	1,500	15,228
China Petroleum & Chemical Corp., Class H	223,800	168,674
China Railway Construction Corp., Ltd., Class H	37,516	47,722
China Southern Airlines Co., Ltd., Class H	181,154	124,857
China Yuchai International Ltd.	3,015	67,114
China Zhongwang Holdings Ltd.	114,800	58,809
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	4,130
EVA Precision Industrial Holdings Ltd.	20,236	2,812
Fosun International Ltd.	90,500	191,343
Great Wall Motor Co., Ltd., Class H (e)(f)	44,760	55,398
Guangzhou Automobile Group Co., Ltd., Class H	75,435	175,392
Guangzhou R&F Properties Co., Ltd., Class H	2,881	6,690
Haier Electronics Group Co., Ltd. (h)	33,000	80,771
Hua Hong Semiconductor Ltd. (b)	121,000	164,377
Industrial & Commercial Bank of China Ltd., Class H	486,000	363,289
Jiangsu Expressway Co., Ltd., Class H	5,189	7,969
Ju Teng International Holdings Ltd.	4,744	1,877
Lee & Man Paper Manufacturing Ltd.	48,517	62,426
Longfor Properties Co., Ltd.	10,845	27,419
Minth Group Ltd.	9,315	48,951
NetEase, Inc. ADR	1,442	380,414
Nexteer Automotive Group Ltd. (h)	39,000	67,234
Orient Securities Co., Ltd., Class H (b)	21,600	22,630
Postal Savings Bank of China Co., Ltd., Class H (b)	67,000	38,583

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	137

Schedule of Investments

September 30, 2017

	Shares	Value
Semiconductor Manufacturing International Corp. (h)	127,500	$144,258
Shanghai Industrial Holdings Ltd.	43,000	130,545
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	39,111	95,823
Shenzhen Expressway Co., Ltd., Class H	64,274	62,500
Sihuan Pharmaceutical Holdings Group Ltd.	297,000	108,444
Sinopec Shanghai Petrochemical Co., Ltd., Class H	133,380	79,687
Sinopharm Group Co., Ltd., Class H	24,721	109,501
Skyworth Digital Holdings Ltd.	145,152	74,391
Tencent Holdings Ltd.	19,181	838,606
Tianneng Power International Ltd.	78,342	81,173
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	3,487
Travelsky Technology Ltd., Class H	47,000	122,950
Xtep International Holdings Ltd.	131,651	45,407
Yum China Holdings, Inc. (h)	2,047	81,819
Yuzhou Properties Co., Ltd.	336,088	181,891

		6,795,204

Colombia—0.0%
Almacenes Exito S.A.	9,400	49,487
Corp. Financiera Colombiana S.A.	346	3,379

		52,866

Cyprus—0.0%
Bank of Cyprus Holdings PLC (h)	9,876	32,420

Czech Republic—0.0%
O2 Czech Republic AS	444	5,454
Philip Morris CR AS (h)	93	70,058

		75,512

Denmark—0.3%
Danske Bank A/S	7,683	307,885
Dfds A/S	3,201	183,079
GN Store Nord A/S	2,059	70,685
Matas A/S	443	6,487
Scandinavian Tobacco Group A/S, Class A (b)	3,316	58,828
Schouw & Co. AB	490	53,339
Solar A/S, Class B	111	6,761
Spar Nord Bank A/S	5,473	68,237
TDC A/S	25,729	150,889

		906,190

Finland—0.2%
Cramo Oyj	1,938	50,872
Metsa Board Oyj	429	2,941
Neste Oyj	2,250	98,335
Oriola Oyj, Class B	700	2,817
Stora Enso Oyj, Class R	8,051	113,883
UPM-Kymmene Oyj	8,516	231,049

		499,897

France—2.7%
Air France-KLM (h)	6,444	101,622
Amundi S.A. (b)	1,633	135,778
APERAM S.A.	51	2,673
ArcelorMittal (h)	7,677	198,038
Arkema S.A.	2,539	311,540

	Shares	Value
Assystem	1,665	$64,940
Atos SE	3,792	588,169
AXA S.A.	14,019	423,824
Boiron S.A.	31	2,766
Bouygues S.A.	6,399	303,766
Capgemini SE	1,393	163,294
Cegereal S.A. REIT	793	35,606
Cie de Saint-Gobain	3,917	233,375
Cie Generale des Etablissements Michelin	2,269	331,051
CNP Assurances	5,248	123,030
Eiffage S.A.	2,862	296,399
Faurecia	2,499	173,420
IPSOS	1,502	51,987
L’Oreal S.A.	1,451	307,675
Maisons du Monde S.A. (b)	1,928	84,756
Metropole Television S.A.	5,408	125,083
MGI Coutier	1,628	71,963
Nexity S.A. (h)	654	39,965
Orange S.A.	19,591	320,782
Peugeot S.A.	4,827	114,908
Rallye S.A.	2,470	45,775
Renault S.A.	1,803	177,158
Rubis SCA	80	5,100
Sanofi	5,105	508,186
SCOR SE	2,097	87,946
SEB S.A.	524	96,165
Societe Generale S.A.	2,206	129,275
Sodexo S.A.	873	108,829
STMicroelectronics NV	9,686	187,902
Teleperformance	1,537	229,303
Thales S.A.	1,024	115,968
Total S.A.	9,313	500,056
Ubisoft Entertainment S.A. (h)	112	7,708
Valeo S.A.	1,786	132,523
Vinci S.A.	5,899	560,482

		7,498,786

Germany—1.2%
Bayer AG	4,380	598,322
Bayerische Motoren Werke AG	1,321	134,074
Bechtle AG	618	46,321
CECONOMY AG	4,100	48,280
Covestro AG (b)	1,991	171,327
Deutsche Lufthansa AG	8,864	246,498
Deutsche Post AG	8,158	363,637
Draegerwerk AG & Co. KGaA	468	39,383
Fresenius SE & Co. KGaA	568	45,934
Indus Holding AG	732	54,176
Merck KGaA	2,491	277,431
METRO AG (h)	5,621	118,818
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	72	15,410
Rheinmetall AG	734	82,784
Rhoen Klinikum AG	883	29,767
RTL Group S.A.	860	65,149
Siemens AG	1,408	198,682
Sixt SE	37	2,948
STADA Arzneimittel AG	1,575	153,275
Takkt AG	821	18,825
Talanx AG (h)	7,334	296,728
TLG Immobilien AG	467	10,776
Uniper SE	8,198	224,991
WCM Beteiligungs & Grundbesitz AG	1,866	8,026

		3,251,562

Greece—0.1%
FF Group (h)	4,956	107,719
JUMBO S.A.	6,391	105,674

	Shares	Value
Motor Oil Hellas Corinth Refineries S.A.	3,327	$79,470

		292,863

Hong Kong—0.6%
Cathay Pacific Airways Ltd.	1,543	2,338
CK Hutchison Holdings Ltd.	1,297	16,612
CLP Holdings Ltd.	32,281	331,416
Dah Sing Banking Group Ltd.	1,623	3,572
Dah Sing Financial Holdings Ltd.	8,240	56,100
Fairwood Holdings Ltd.	3,500	14,045
Global Brands Group Holding Ltd. (h)	614,000	59,264
Hang Lung Group Ltd.	31,000	111,634
Hang Seng Bank Ltd.	900	22,003
IT Ltd.	114,000	61,439
Jardine Strategic Holdings Ltd.	3,400	147,053
Johnson Electric Holdings Ltd.	34,000	130,340
Kerry Properties Ltd.	17,243	71,620
Link REIT	7,992	64,991
Man Wah Holdings Ltd.	72,400	64,967
Swire Pacific Ltd., Class A	6,156	59,932
WH Group Ltd. (b)	266,500	283,823
Xinyi Glass Holdings Ltd. (h)	92,292	91,473
Yue Yuen Industrial Holdings Ltd.	698	2,663

		1,595,285

Hungary—0.1%
Magyar Telekom Telecommunications PLC	9,493	17,284
MOL Hungarian Oil & Gas PLC	7,424	84,430
Richter Gedeon Nyrt	1,358	33,745

		135,459

India—0.0%
Genpact Ltd.	1,410	40,538

Indonesia—0.4%
Bank Danamon Indonesia Tbk PT	186,500	72,035
Bank Negara Indonesia Persero Tbk PT	257,655	141,678
Bank Tabungan Negara Persero Tbk PT	343,400	80,426
Indo Tambangraya Megah Tbk PT	75,800	114,037
Indofood CBP Sukses Makmur Tbk PT	118,982	77,136
Indofood Sukses Makmur Tbk PT	115,479	72,315
Telekomunikasi Indonesia Persero Tbk PT	1,275,206	443,490
Waskita Karya Persero Tbk PT	346,700	45,752

		1,046,869

Ireland—0.0%
Irish Residential Properties REIT PLC	5,191	9,049
Origin Enterprises PLC	2,219	17,467

		26,516

Israel—0.3%
Bank Hapoalim BM	17,214	120,457
Bank Leumi Le-Israel BM	23,584	125,338
Delta-Galil Industries Ltd.	1,312	41,385
El Al Israel Airlines	64,772	43,668

138	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Elbit Systems Ltd.	285	$41,901
First International Bank of Israel Ltd.	3,430	64,033
Israel Corp., Ltd. (h)	593	118,516
Ituran Location and Control Ltd.	1,191	42,936
Mizrahi Tefahot Bank Ltd.	11,659	209,098
Teva Pharmaceutical Industries Ltd. ADR	6,848	120,525

		927,857

Italy—0.6%
ACEA SpA	3,887	60,274
Amplifon SpA	4,460	67,892
Banca Farmafactoring SpA (b)(h)	6,024	40,939
Enav SpA (b)	13,576	62,226
Enel SpA	74,124	446,546
Fila SpA	543	12,104
Immobiliare Grande Distribuzione SIIQ SpA REIT	48,539	50,627
Intesa Sanpaolo SpA	66,054	233,851
Iren SpA	30,861	82,797
Italgas SpA	16,310	91,565
OVS SpA (b)	9,099	69,510
Recordati SpA	3,299	152,238
Societa Iniziative Autostradali e Servizi SpA	1,209	19,313
Telecom Italia SpA (h)	261,411	245,213
Unipol Gruppo Finanziario SpA	15,252	69,977

		1,705,072

Japan—4.4%
ADEKA Corp.	26	474
Aida Engineering Ltd.	142	1,678
Aisin Seiki Co., Ltd.	3,200	168,713
Alpen Co., Ltd.	385	7,500
ANA Holdings, Inc.	4,846	183,550
Aoyama Trading Co., Ltd.	911	32,600
Astellas Pharma, Inc.	13,292	169,174
Bandai Namco Holdings, Inc.	1,700	58,403
BML, Inc.	518	11,089
Brother Industries Ltd.	6,600	153,884
Canon, Inc.	12,410	424,682
Daiho Corp.	11,000	52,104
Daiichi Sankyo Co., Ltd.	3,747	84,557
Daito Pharmaceutical Co., Ltd.	152	3,939
Daiwa House Industry Co., Ltd.	3,454	119,310
DCM Holdings Co., Ltd.	3,825	34,544
Doshisha Co., Ltd.	385	8,642
Doutor Nichires Holdings Co., Ltd.	651	13,986
DTS Corp.	399	10,941
DyDo Group Holdings, Inc.	326	15,528
EDION Corp.	1,673	15,692
Exedy Corp.	174	5,303
Fuji Media Holdings, Inc.	2,295	32,691
Fuji Oil Holdings, Inc.	1,916	50,022
Fuji Soft, Inc.	272	7,952
FUJIFILM Holdings Corp.	3,621	140,681
Fukuyama Transporting Co., Ltd.	545	17,287
Geo Holdings Corp.	1,536	22,211
Hamakyorex Co., Ltd.	3,200	91,801
Hankyu Hanshin Holdings, Inc.	2,070	78,590
Heiwa Corp.	1,403	27,802
Hitachi Ltd.	32,000	225,627
Hogy Medical Co., Ltd.	139	9,869
Honeys Holdings Co., Ltd.	39	450

	Shares	Value
Idemitsu Kosan Co., Ltd.	3,171	$89,618
Iida Group Holdings Co., Ltd.	12,900	230,125
Information Services International-Dentsu Ltd.	3,500	79,535
ITOCHU Corp.	24,177	396,135
Japan Airlines Co., Ltd.	7,937	268,678
JFE Holdings, Inc.	5,200	101,711
Kagome Co., Ltd.	2,200	69,021
Kajima Corp.	13,000	129,212
Kato Sangyo Co., Ltd.	146	4,395
KOMEDA Holdings Co., Ltd.	900	15,014
Kyowa Exeo Corp.	3,500	69,549
LaSalle Logiport REIT	24	23,401
Macnica Fuji Electronics Holdings, Inc.	3,300	60,829
Maeda Corp.	10,943	133,862
Marubeni Corp.	24,000	164,069
Marudai Food Co., Ltd.	6,000	28,432
Matsumotokiyoshi Holdings Co., Ltd.	1,214	81,316
Mazda Motor Corp.	14,800	226,735
MCJ Co., Ltd.	5,800	62,857
Mitsubishi Chemical Holdings Corp.	14,206	135,440
Mitsubishi Corp.	14,700	342,008
Mitsubishi Gas Chemical Co., Inc.	271	6,359
Mitsubishi Shokuhin Co., Ltd.	259	7,571
Mitsubishi Tanabe Pharma Corp.	14,386	330,260
Mitsubishi UFJ Financial Group, Inc.	56,285	365,955
Mitsuboshi Belting Ltd.	142	1,714
Mitsui & Co., Ltd.	24,700	365,335
Mitsui Engineering & Shipbuilding Co., Ltd.	3,400	44,391
Mitsui Sugar Co., Ltd.	5,000	168,343
MS&AD Insurance Group Holdings, Inc.	3,600	116,015
NEC Corp.	5,600	151,914
NEC Networks & System Integration Corp.	765	18,277
Nichias Corp.	1,396	17,250
Nifco, Inc.	146	8,920
Nihon Unisys Ltd.	3,621	57,925
Nippon Flour Mills Co., Ltd.	898	13,681
Nippon Paper Industries Co., Ltd.	2,029	37,749
NIPPON REIT Investment Corp.	10	28,769
Nippon Telegraph & Telephone Corp.	16,908	774,736
Nissan Motor Co., Ltd.	38,059	377,036
Nisshin Oillio Group Ltd.	292	9,597
Nomura Real Estate Holdings, Inc.	3,157	67,345
NTT Data Corp.	9,215	98,610
NTT DOCOMO, Inc.	13,243	302,692
Obayashi Corp.	2,927	35,108
Okamura Corp.	1,031	11,784
ORIX Corp.	11,701	188,903
Pacific Industrial Co., Ltd.	224	2,990
Prima Meat Packers Ltd.	1,462	9,897
Raito Kogyo Co., Ltd.	10,626	105,678
Recruit Holdings Co., Ltd.	4,800	103,937
Right On Co., Ltd.	1,157	9,794
S Foods, Inc.	972	37,744
Sakata INX Corp.	898	16,586
Sanyo Chemical Industries Ltd.	139	8,100
Sanyo Special Steel Co., Ltd.	183	4,690
Sapporo Holdings Ltd.	2,660	71,708
Sawai Pharmaceutical Co., Ltd.	525	29,848
Seiko Epson Corp.	6,700	162,247

	Shares	Value
Seino Holdings Co., Ltd.	4,700	$66,046
Sekisui House Ltd.	10,323	174,002
Senko Group Holdings Co., Ltd.	1,796	12,806
Shiga Bank Ltd.	1,396	7,768
Shimachu Co., Ltd.	5,100	134,075
SKY Perfect JSAT Holdings, Inc.	10,000	44,802
SoftBank Group Corp.	5,400	437,920
Sojitz Corp.	26,484	73,282
Sompo Holdings, Inc.	2,185	85,148
Stella Chemifa Corp.	911	38,876
Sumitomo Dainippon Pharma Co., Ltd.	4,168	54,297
Sumitomo Forestry Co., Ltd.	4,480	70,161
Sumitomo Mitsui Trust Holdings, Inc.	2,385	86,153
Sumitomo Osaka Cement Co., Ltd.	10,972	48,526
Taisho Pharmaceutical Holdings Co., Ltd.	200	15,197
Takasago Thermal Engineering Co., Ltd.	397	6,562
Takeda Pharmaceutical Co., Ltd.	1,843	101,910
Tokyo Electron Ltd.	300	46,185
Tokyo Seimitsu Co., Ltd.	1,600	56,779
TOMONY Holdings, Inc.	13,200	59,791
Toppan Printing Co., Ltd.	6,321	62,706
Toray Industries, Inc.	3,726	36,155
Toshiba Plant Systems & Services Corp.	2,000	33,645
Towa Pharmaceutical Co., Ltd.	138	6,975
Toyo Construction Co., Ltd.	911	4,192
Toyota Motor Corp.	10,551	629,139
Tv Tokyo Holdings Corp.	266	5,513
Unipres Corp.	317	8,821
Wacoal Holdings Corp.	698	19,926
West Japan Railway Co.	2,866	199,251
Wowow, Inc.	1,900	60,248
Yamada Denki Co., Ltd.	26,400	144,358
Yamaha Motor Co., Ltd.	2,900	86,812
Yokohama Rubber Co., Ltd.	5,697	117,490
Yorozu Corp.	259	5,543
Yoshinoya Holdings Co., Ltd.	2,175	35,855
Yurtec Corp.	132	1,034

		12,240,625

Korea (Republic of)—1.6%
CJ Hellovision Co., Ltd.	889	5,586
Daekyo Co., Ltd.	777	5,632
DGB Financial Group, Inc.	12,331	113,177
Easy Bio, Inc.	2,176	11,735
Fila Korea Ltd.	954	57,056
Hankook Tire Co., Ltd.	1,763	92,840
Hansol Paper Co., Ltd.	477	6,938
Hanwha Chemical Corp.	10,501	298,779
Hyosung Corp.	492	62,699
Hyundai Development Co-Engineering & Construction	3,316	103,664
Hyundai Engineering Plastics Co., Ltd.	864	4,964
Hyundai Motor Co.	824	108,399
Hyundai Steel Co.	1,889	87,407
KB Financial Group, Inc.	3,767	185,333
KC Tech Co., Ltd.	174	3,678
Kia Motors Corp.	3,057	84,577
Korea Electric Power Corp.	2,270	77,124
Korea Petrochemical Ind Co., Ltd.	502	109,034
Korean Air Lines Co., Ltd. (h)	2,969	80,037
KT Corp.	221	5,634
KT Corp. ADR	2,156	29,904

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	139

Schedule of Investments

September 30, 2017

	Shares	Value
KT&G Corp.	2,195	$202,556
Kukdo Chemical Co., Ltd.	130	6,265
LG Corp.	1,405	99,209
LG Electronics, Inc.	2,318	167,409
Lotte Chemical Corp.	245	81,119
LS Corp.	1,779	122,751
Macquarie Korea Infrastructure Fund	3,105	23,043
Mando Corp.	295	65,730
POSCO	1,494	415,159
S-Oil Corp.	1,302	145,410
Samjin Pharmaceutical Co., Ltd.	530	15,116
Samsung Electronics Co., Ltd.	91	204,770
Samsung Electronics Co., Ltd. GDR	631	714,292
Samyang Holdings Corp.	89	6,877
SK Innovation Co., Ltd.	1,782	310,592
SK Telecom Co., Ltd.	604	134,770
Ubiquoss Holdings, Inc.	442	2,196
Ubiquoss, Inc. (h)	140	1,960
Woori Bank	7,482	116,807

		4,370,228

Malaysia—0.2%
AirAsia Bhd.	154,400	126,271
CIMB Group Holdings Bhd.	119,800	178,968
KNM Group Bhd. (h)	31,700	1,995
Maxis Bhd.	3,200	4,395
MISC Bhd.	12,300	21,294
Supermax Corp. Bhd.	20,100	8,092
Tenaga Nasional Bhd.	100,300	340,351

		681,366

Mexico—0.1%
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	4,819
Grupo Lala S.A.B de C.V.	4,496	7,622
Industrias Bachoco S.A.B de C.V. ADR	2,004	133,266

		145,707

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	14,722	67,453
Maroc Telecom	747	10,850

		78,303

Netherlands—0.6%
ABN AMRO Group NV (b)	5,801	173,707
AerCap Holdings NV (h)	2,762	141,166
ASR Nederland NV	4,813	192,527
BE Semiconductor Industries NV	1,392	96,890
ING Groep NV	29,872	550,611
Koninklijke Ahold Delhaize NV	6,783	126,738
Koninklijke Volkerwessels NV (h)	2,060	63,424
NN Group NV	7,191	301,133
OCI NV (h)	3,305	77,420
Philips Lighting NV (b)	1,865	75,275
Vastned Retail NV REIT	232	10,337

		1,809,228

New Zealand—0.2%
Air New Zealand Ltd.	74,301	181,004
Arvida Group Ltd.	9,216	8,120
Auckland International Airport Ltd.	14,167	65,959
Fonterra Co-operative Group Ltd. UNIT	2,607	11,752
Kiwi Property Group Ltd. REIT	1,590	1,551

	Shares	Value
Metlifecare Ltd.	25,550	$107,104
Summerset Group Holdings Ltd.	20,375	74,762
Tourism Holdings Ltd.	3,164	11,335

		461,587

Norway—0.4%
Austevoll Seafood ASA	5,188	54,073
Avance Gas Holding Ltd. (b)(h)	97	283
Gjensidige Forsikring ASA	1,492	25,989
Leroy Seafood Group ASA	6,270	40,158
Marine Harvest ASA (h)	5,368	106,154
Norwegian Finans Holding ASA (h)	6,317	71,780
Orkla ASA	24,851	255,013
Salmar ASA	4,015	113,545
Sparebank 1 Nord Norge	7,721	59,916
SpareBank 1 SMN	10,672	109,062
Stolt-Nielsen Ltd.	6,845	103,133
Telenor ASA	195	4,131
Veidekke ASA	3,203	40,115

		983,352

Panama—0.0%
Banco Latinoamericano de Comercio Exterior S.A.	2,261	66,564

Peru—0.1%
Cia de Minas Buenaventura SAA ADR	9,681	123,820
Credicorp Ltd.	1,007	206,455

		330,275

Philippines—0.1%
Aboitiz Equity Ventures, Inc.	58,670	84,673
BDO Unibank, Inc.	3,040	7,830
Cebu Air, Inc.	28,120	60,724
Globe Telecom, Inc.	2,315	93,534

		246,761

Poland—0.0%
Asseco Poland S.A.	501	6,359
Ciech S.A. (h)	570	10,178
Polski Koncern Naftowy Orlen S.A.	2,807	93,660

		110,197

Portugal—0.0%
Jeronimo Martins SGPS S.A.	2,169	42,814

Russian Federation—0.1%
Magnitogorsk Iron & Steel Works PJSC GDR	7,225	69,793
PhosAgro PJSC GDR	1,266	18,041
Sistema PJSC FC GDR	3,465	16,632
Surgutneftegas OJSC ADR	669	3,391
United Co. RUSAL PLC	245,000	185,697

		293,554

Singapore—0.5%
Accordia Golf Trust UNIT	159,600	85,892
Asian Pay Television Trust UNIT	118,900	50,077
BOC Aviation Ltd. (b)	29,500	160,419
DBS Group Holdings Ltd.	12,900	198,583
Fortune Real Estate Investment Trust REIT	11,000	12,922
Frasers Logistics & Industrial Trust REIT	37,400	29,518
Japfa Ltd.	132,600	54,861
Jardine Cycle & Carriage Ltd.	3,600	104,761
Keppel DC REIT	13,600	13,295
Mapletree Industrial Trust REIT	9,000	12,441

	Shares	Value
Oversea-Chinese Banking Corp., Ltd.	17,100	$141,011
QAF Ltd.	50,100	44,691
SATS Ltd.	27,200	92,573
Sheng Siong Group Ltd.	23,700	16,078
Singapore Airlines Ltd.	19,100	141,629
Sino Grandness Food Industry Group Ltd. (h)	25,900	4,224
Venture Corp., Ltd.	8,300	107,961
Yanlord Land Group Ltd.	48,500	66,257

		1,337,193

South Africa—0.1%
Harmony Gold Mining Co., Ltd.	9,724	17,420
Sibanye-Stillwater ADR	7,122	31,764
Super Group Ltd. (h)	14,549	46,209
Telkom S.A. SOC Ltd.	19,719	86,355
Tsogo Sun Holdings Ltd.	8,257	12,323

		194,071

Spain—0.5%
ACS Actividades de Construccion y Servicios S.A.	3,100	115,003
Amadeus IT Group S.A.	4,191	272,577
Axiare Patrimonio SOCIMI S.A. REIT	221	4,516
Bankinter S.A.	8,670	82,114
Ebro Foods S.A.	4,741	112,348
International Consolidated Airlines Group S.A.	21,288	169,267
Lar Espana Real Estate Socimi S.A. REIT	137	1,332
Papeles y Cartones de Europa S.A.	7,315	68,733
Repsol S.A.	17,807	328,617
Telefonica S.A.	20,187	219,373

		1,373,880

Sweden—0.5%
Ahlsell AB (b)	8,242	53,609
Bilia AB, Class A	2,298	25,393
BillerudKorsnas AB	199	3,375
Bonava AB, Class B	3,659	59,265
Cloetta AB, Class B	2,397	8,242
Granges AB	4,908	56,254
Holmen AB, Class B	2,215	103,801
Humana AB	7,174	50,426
Inwido AB	4,149	52,850
Klovern AB, Class B	45,445	60,538
New Wave Group AB, Class B	5,795	41,260
Nordea Bank AB	17,551	238,294
Peab AB	211	2,331
RaySearch Laboratories AB (h)	2,513	53,675
Scandic Hotels Group AB (b)	5,709	78,354
Swedbank AB, Class A	8,192	226,849
Volvo AB, Class B	18,811	363,203

		1,477,719

Switzerland—0.9%
Adecco Group AG	4,536	353,375
Bachem Holding AG, Class B	326	39,176
Baloise Holding AG	583	92,320
Banque Cantonale Vaudoise	29	21,565
Bell Food Group AG	220	102,236
BKW AG	2,086	125,320
Bobst Group S.A.	1,000	110,062
Cembra Money Bank AG (h)	50	4,374
Emmi AG (h)	21	13,770
Feintool International Holding AG (h)	479	54,313
Intershop Holding AG	17	8,427
Komax Holding AG	100	28,786

140	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Kudelski S.A.	3,234	$40,447
Lonza Group AG (h)	776	203,905
Nestle S.A.	1,298	108,956
Novartis AG	8,833	757,650
Partners Group Holding AG	182	123,559
Schweiter Technologies AG	8	10,269
Siegfried Holding AG (h)	47	15,481
Swiss Life Holding AG (h)	833	293,667
Swiss Re AG	1,260	114,212
Valora Holding AG	75	26,256

		2,648,126

Taiwan—0.9%
Accton Technology Corp.	67,000	215,948
Arcadyan Technology Corp.	9,000	14,553
Asia Vital Components Co., Ltd.	12,000	10,153
AU Optronics Corp.	307,000	123,379
Chang Hwa Commercial Bank Ltd.	14,700	7,957
Cheng Uei Precision Industry Co., Ltd.	5,000	6,930
Chin-Poon Industrial Co., Ltd.	7,000	13,453
China Airlines Ltd. (h)	56,000	21,150
China Metal Products	8,000	7,883
China Motor Corp.	10,000	8,828
Chunghwa Telecom Co., Ltd.	69,000	237,700
Compeq Manufacturing Co., Ltd.	120,000	130,876
Elite Material Co., Ltd.	15,000	71,434
Farglory Land Development Co., Ltd.	18,000	20,318
First Financial Holding Co., Ltd.	110,160	70,752
Formosa Petrochemical Corp.	41,000	141,619
Formosa Plastics Corp.	9,000	27,292
Getac Technology Corp.	18,000	24,995
Gintech Energy Corp. (h)	6,000	3,434
Grape King Bio Ltd.	2,000	12,072
Hon Hai Precision Industry Co., Ltd.	121,000	420,222
Hua Nan Financial Holdings Co., Ltd.	16,800	9,124
Innolux Corp.	148,000	69,277
King Yuan Electronics Co., Ltd.	28,000	27,525
Kinsus Interconnect Technology Corp.	6,000	14,143
Lite-On Technology Corp.	69,000	98,839
Powertech Technology, Inc.	15,000	43,352
Sercomm Corp.	11,000	29,685
Shin Zu Shing Co., Ltd.	3,000	8,089
Sinbon Electronics Co., Ltd.	13,000	34,429
Sitronix Technology Corp.	3,000	8,722
Taiwan Business Bank	81,370	22,182
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	9,083
Taiwan Semiconductor Manufacturing Co., Ltd.	43,000	307,986
TXC Corp.	15,000	19,479
Wistron NeWeb Corp.	5,148	14,800
WT Microelectronics Co., Ltd.	6,000	9,496
Yageo Corp.	2,096	14,599
Yuanta Financial Holding Co., Ltd.	317,000	136,688

		2,468,446

Thailand—0.4%
Bangkok Bank PCL	14,700	86,082
Charoen Pokphand Foods PCL (e)(f)	88,800	71,365

	Shares	Value
Electricity Generating PCL (e)(f)	19,100	$134,588
Kiatnakin Bank PCL (e)(f)	56,200	117,671
PTT Global Chemical PCL (e)(f)	47,100	108,865
PTT PCL (e)(f)	13,900	170,207
Siam Cement PCL	13,000	195,928
Sri Trang Agro-Industry PCL (e)(f)	8,200	3,131
Thai Oil PCL (e)(f)	57,600	159,760
Thanachart Capital PCL (e)(f)	43,800	64,086
Tisco Financial Group PCL (e)(f)	26,900	62,173

		1,173,856

Turkey—0.3%
Akbank Turk AS	56,083	148,006
Arcelik AS	9,634	61,442
Dogus Otomotiv Servis ve Ticaret AS (h)	909	2,144
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (h)	133,507	100,459
Eregli Demir ve Celik Fabrikalari TAS	39,100	84,846
Haci Omer Sabanci Holding AS	31,564	88,765
Tekfen Holding AS	25,570	84,038
Tupras Turkiye Petrol Rafinerileri AS	58	1,979
Turkiye Halk Bankasi AS	32,412	110,235
Turkiye Vakiflar Bankasi Tao	39,830	70,119

		752,033

United Kingdom—2.8%
3i Group PLC	5,892	72,136
Anglo American PLC	20,574	369,887
Assura PLC REIT	9,065	7,616
Aviva PLC	28,816	198,886
Bellway PLC	2,973	131,511
Berkeley Group Holdings PLC	1,337	66,632
Biffa PLC (b)	16,942	53,294
BP PLC	75,477	483,505
British American Tobacco PLC	10,306	645,194
British American Tobacco PLC ADR	5,286	330,111
Burford Capital Ltd.	1,427	19,791
Carnival PLC	4,978	316,562
Centamin PLC	16,504	32,062
Compass Group PLC	15,958	338,589
EI Group PLC (h)	37,830	69,690
Firstgroup PLC (h)	69,732	109,445
Galliford Try PLC	4,258	77,198
Gamma Communications PLC	2,555	20,371
Highland Gold Mining Ltd.	67,986	133,027
Hostelworld Group PLC (b)	8,207	39,508
HSBC Holdings PLC	40,967	404,993
Imperial Brands PLC	10,152	433,295
International Game Technology PLC	2,490	61,129
J Sainsbury PLC	28,329	90,322
Jackpotjoy PLC (h)	7,484	81,131
John Laing Group PLC (b)	12,470	47,656
Johnson Service Group PLC	5,867	11,596
Keller Group PLC	10,963	120,241
Lloyds Banking Group PLC	296,941	269,847
Marston’s PLC	5,162	7,519
Micro Focus International PLC	162	5,185
Micro Focus International PLC ADR (h)	2,438	77,772

	Shares	Value
Morgan Sindall Group PLC	3,892	$74,474
National Express Group PLC	37,639	178,494
Northgate PLC	9,796	56,937
Novae Group PLC	676	6,468
Paragon Banking Group PLC	5,161	30,400
Pendragon PLC	123,307	52,874
Primary Health Properties PLC REIT	4,727	7,744
Rio Tinto PLC	7,146	332,640
Royal Dutch Shell PLC, Class A	11,094	336,010
Royal Dutch Shell PLC, Class B	33,822	1,041,248
RSA Insurance Group PLC	2,453	20,495
Tate & Lyle PLC	23,415	203,317
Taylor Wimpey PLC	38,774	101,625
Trinity Mirror PLC	3,803	4,344
Virgin Money Holdings UK PLC	906	3,480
Wizz Air Holdings PLC (b)(h)	349	13,392
WPP PLC	7,973	147,948

		7,737,591

United States—28.5%
AbbVie, Inc.	11,464	1,018,691
Accenture PLC, Class A	1,602	216,382
ACCO Brands Corp. (h)	5,102	60,714
Activision Blizzard, Inc.	7,120	459,311
Advanced Energy Industries, Inc. (h)	1,225	98,931
Aetna, Inc.	3,898	619,821
Aflac, Inc.	1,702	138,526
AG Mortgage Investment Trust, Inc. REIT	5,201	100,067
Agilent Technologies, Inc.	5,516	354,127
AGNC Investment Corp. REIT	13,449	291,574
Agree Realty Corp. REIT	822	40,344
Air Lease Corp.	2,180	92,912
Alaska Air Group, Inc.	1,211	92,363
Alcoa Corp. (h)	3,799	177,109
Align Technology, Inc. (h)	2,057	383,157
Ally Financial, Inc.	3,701	89,786
Alphabet, Inc., Class A (h)	766	745,870
Alphabet, Inc., Class C (h)	928	890,054
Altria Group, Inc.	14,545	922,444
Amazon.com, Inc. (h)	808	776,771
Amdocs Ltd.	4,857	312,402
Ameren Corp.	654	37,827
American Electric Power Co., Inc.	1,948	136,828
American Equity Investment Life Holding Co.	4,630	134,640
American Financial Group, Inc.	3,631	375,627
American Public Education, Inc. (h)	293	6,168
AmerisourceBergen Corp.	2,977	246,347
Amgen, Inc.	4,536	845,737
Andeavor	1,878	193,716
AngioDynamics, Inc. (h)	1,997	34,129
Annaly Capital Management, Inc. REIT	23,406	285,319
Anthem, Inc.	2,556	485,333
Anworth Mortgage Asset Corp. REIT	11,802	70,930
AO Smith Corp.	162	9,628
Apollo Commercial Real Estate Finance, Inc. REIT	2,018	36,546
Apollo Investment Corp.	906	5,536
Apple, Inc.	9,545	1,471,075
Applied Materials, Inc.	9,833	512,201

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	141

Schedule of Investments

September 30, 2017

	Shares	Value
Ares Commercial Real Estate Corp. REIT	1,967	$26,181
ARMOUR Residential REIT, Inc.	1,450	39,005
Arrow Electronics, Inc. (h)	1,380	110,966
AT&T, Inc.	43,195	1,691,948
Athene Holding Ltd., Class A (h)	4,135	222,628
Atmos Energy Corp.	1,031	86,439
Atwood Oceanics, Inc. (h)	489	4,592
Automatic Data Processing, Inc.	2,652	289,917
AutoZone, Inc. (h)	309	183,889
AvalonBay Communities, Inc. REIT	185	33,008
Avery Dennison Corp.	113	11,112
AVX Corp.	1,003	18,285
Axis Capital Holdings Ltd.	2,610	149,579
Bank of America Corp.	45,037	1,141,238
Bank of New York Mellon Corp.	6,875	364,512
Baxter International, Inc.	9,163	574,978
Becton Dickinson and Co.	1,327	260,026
Bemis Co., Inc.	10	456
Berkshire Hills Bancorp, Inc.	3,485	135,044
Best Buy Co., Inc.	3,087	175,836
BGC Partners, Inc., Class A	12,909	186,793
Big Lots, Inc.	1,054	56,463
Blackstone Mortgage Trust, Inc., Class A REIT	1,958	60,737
Blucora, Inc. (h)	6,189	156,582
Booz Allen Hamilton Holding Corp.	2,779	103,907
Boston Scientific Corp. (h)	9,229	269,210
Brixmor Property Group, Inc. REIT	256	4,813
Broadcom Ltd.	1,761	427,113
Bryn Mawr Bank Corp.	1,442	63,160
Bunge Ltd.	2,005	139,267
Burlington Stores, Inc. (h)	470	44,866
BWX Technologies, Inc.	1,240	69,465
CA, Inc.	2,649	88,424
CACI International, Inc., Class A (h)	537	74,831
Cambrex Corp. (h)	115	6,325
Capitol Federal Financial, Inc.	2,995	44,027
Capstead Mortgage Corp. REIT	3,269	31,546
Cardinal Health, Inc.	1,378	92,216
Carriage Services, Inc.	425	10,880
Cavium, Inc. (h)	83	5,473
CDW Corp.	1,867	123,222
Centene Corp. (h)	1,248	120,769
CenterPoint Energy, Inc.	2,546	74,369
CenterState Bank Corp.	2,053	55,020
Central Garden & Pet Co., Class A (h)	823	30,607
CenturyLink, Inc.	3,337	63,069
Charles River Laboratories International, Inc. (h)	958	103,483
Chemours Co.	2,485	125,766
Chevron Corp.	7,247	851,522
Chimera Investment Corp. REIT	6,785	128,372
Chubb Ltd.	1,204	171,630
Cigna Corp.	1,107	206,943
Cincinnati Financial Corp.	1,389	106,356
Cirrus Logic, Inc. (h)	1,660	88,511
Cisco Systems, Inc.	24,879	836,681
Citigroup, Inc.	14,000	1,018,360
Citizens Financial Group, Inc.	5,033	190,600
Clorox Co.	2,454	323,707
CME Group, Inc.	980	132,966
CMS Energy Corp.	2,207	102,228

	Shares	Value
Coherent, Inc. (h)	503	$118,291
Colgate-Palmolive Co.	1,220	88,877
Columbus McKinnon Corp.	242	9,165
Comcast Corp., Class A	18,083	695,834
Commercial Metals Co.	336	6,394
Consolidated Edison, Inc.	5,519	445,273
Convergys Corp.	858	22,214
Cooper Cos., Inc.	870	206,286
Cooper-Standard Holdings, Inc. (h)	545	63,204
Copa Holdings S.A., Class A	310	38,604
Corning, Inc.	13,148	393,388
CR Bard, Inc.	306	98,073
Crawford & Co., Class A	6,758	64,742
CVS Health Corp.	6,745	548,503
CYS Investments, Inc. REIT	6,392	55,227
Danaher Corp.	4,173	357,960
Darden Restaurants, Inc.	2,560	201,677
Deere & Co.	1,819	228,448
Dell Technologies, Inc., Class V (h)	3,620	279,500
Delta Air Lines, Inc.	1,842	88,821
Dick’s Sporting Goods, Inc.	1,836	49,590
Dime Community Bancshares, Inc.	279	5,999
DineEquity, Inc.	424	18,224
Discover Financial Services	2,493	160,749
Dominion Energy, Inc.	60	4,616
Domino’s Pizza, Inc.	581	115,358
DowDuPont, Inc.	6,483	448,818
DR Horton, Inc.	1,844	73,631
Dr. Pepper Snapple Group, Inc.	1,182	104,572
DTE Energy Co.	1,377	147,835
Duke Energy Corp.	4,707	395,011
DXC Technology Co.	1,701	146,082
Dynex Capital, Inc. REIT	4,936	35,885
E*TRADE Financial Corp. (h)	2,028	88,441
Eastman Chemical Co.	2,908	263,145
eBay, Inc. (h)	5,047	194,108
Edison International	708	54,636
Energizer Holdings, Inc.	1,046	48,168
Ennis, Inc.	1,258	24,720
Entercom Communications Corp., Class A	4,562	52,235
Enterprise Financial Services Corp.	1,061	44,933
Equinix, Inc. REIT	7	3,124
Equity LifeStyle Properties, Inc. REIT	982	83,549
Euronet Worldwide, Inc. (h)	692	65,595
Everest Re Group Ltd.	2,188	499,717
Exelon Corp.	9,284	349,728
Express Scripts Holding Co. (h)	1,639	103,781
Exxon Mobil Corp.	9,826	805,535
Fabrinet (h)	3,134	116,146
Facebook, Inc., Class A (h)	9,061	1,548,253
Federal Agricultural Mortgage Corp., Class C	128	9,311
FedEx Corp.	2,177	491,088
Fidelity & Guaranty Life	1,805	56,045
Fidelity National Information Services, Inc.	2,992	279,423
First Busey Corp.	2,358	73,947
First Merchants Corp.	1,496	64,223
First NBC Bank Holding Co. (h)	1,041	15
FirstEnergy Corp.	11,600	357,628
Foot Locker, Inc.	2,951	103,934
Ford Motor Co.	16,254	194,560
Fresh Del Monte Produce, Inc.	4,037	183,522
Garmin Ltd.	1,727	93,206
General Electric Co.	27,624	667,948

	Shares	Value
General Mills, Inc.	5,610	$290,374
General Motors Co.	14,420	582,280
German American Bancorp, Inc.	67	2,548
Getty Realty Corp. REIT	489	13,990
Gilead Sciences, Inc.	7,827	634,144
Global Brass & Copper Holdings, Inc.	1,340	45,292
Goldman Sachs Group, Inc.	1,770	419,826
Goodyear Tire & Rubber Co.	9,074	301,710
Great Western Bancorp, Inc.	947	39,092
Hanover Insurance Group, Inc.	444	43,037
Hawaiian Holdings, Inc. (h)	703	26,398
Hawkins, Inc.	2,038	83,150
HCA Healthcare, Inc. (h)	2,490	198,179
Henry Schein, Inc. (h)	74	6,067
Hersha Hospitality Trust REIT	1,977	36,911
Hewlett Packard Enterprise Co.	17,760	261,250
Hill-Rom Holdings, Inc.	825	61,050
Hologic, Inc. (h)	1,951	71,582
Home Depot, Inc.	6,364	1,040,896
Horizon Pharma PLC (h)	462	5,858
HP, Inc.	21,729	433,711
Humana, Inc.	1,497	364,714
Huntington Ingalls Industries, Inc.	1,283	290,523
INC Research Holdings, Inc., Class A (h)	919	48,064
Independence Realty Trust, Inc. REIT	1,312	13,343
Ingles Markets, Inc., Class A	157	4,035
Ingredion, Inc.	3,826	461,569
Insight Enterprises, Inc. (h)	12	551
Integra LifeSciences Holdings Corp. (h)	1,252	63,201
Intel Corp.	26,044	991,756
International Business Machines Corp.	2,646	383,882
Intuitive Surgical, Inc. (h)	683	714,336
Invesco Ltd.	257	9,005
Invesco Mortgage Capital, Inc. REIT	4,105	70,319
JetBlue Airways Corp. (h)	2,879	53,348
John B Sanfilippo & Son, Inc.	57	3,837
Johnson & Johnson	15,061	1,958,081
Johnson Controls International PLC	7,571	305,036
Jones Lang LaSalle, Inc.	57	7,040
JPMorgan Chase & Co.	14,787	1,412,306
Juniper Networks, Inc.	3,121	86,857
Kellogg Co.	315	19,647
Kelly Services, Inc., Class A	415	10,412
Kimball Electronics, Inc. (h)	3,521	76,230
Kimberly-Clark Corp.	2,033	239,243
Knoll, Inc.	364	7,280
Kraton Corp. (h)	1,203	48,649
Laboratory Corp. of America Holdings (h)	3,428	517,525
Lam Research Corp.	2,846	526,624
Lear Corp.	2,726	471,816
Leidos Holdings, Inc.	4,125	244,282
Lincoln National Corp.	2,695	198,029
LyondellBasell Industries NV, Class A	3,274	324,290
Macy’s, Inc.	4,246	92,648
Mallinckrodt PLC (h)	4,612	172,350
Manhattan Associates, Inc. (h)	85	3,533
ManpowerGroup, Inc.	1,261	148,571
Marathon Petroleum Corp.	3,987	223,591
Marcus & Millichap, Inc. (h)	324	8,745
Marcus Corp.	1,841	50,996
Masimo Corp. (h)	1,222	105,776

142	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Maxim Integrated Products, Inc.	3,539	$168,846
McDonald’s Corp.	7,825	1,226,021
McGrath RentCorp	1,737	75,994
McKesson Corp.	2,071	318,126
MedEquities Realty Trust, Inc. REIT	2,912	34,216
Mercer International, Inc.	2,342	27,753
Merck & Co., Inc.	9,645	617,569
Mettler-Toledo International, Inc. (h)	569	356,285
MFA Financial, Inc. REIT	7,896	69,169
Microchip Technology, Inc.	2,265	203,352
Micron Technology, Inc. (h)	13,707	539,096
Microsoft Corp.	10,284	766,055
Mid-America Apartment Communities, Inc. REIT	810	86,573
MKS Instruments, Inc.	958	90,483
Mohawk Industries, Inc. (h)	327	80,936
Molson Coors Brewing Co., Class B	3,062	249,982
Monmouth Real Estate Investment Corp. REIT	839	13,583
Morgan Stanley	7,000	337,190
Morningstar, Inc.	74	6,289
Motorola Solutions, Inc.	1,113	94,460
MTGE Investment Corp. REIT	2,206	42,796
Nasdaq, Inc.	142	11,015
Navigators Group, Inc.	180	10,503
Net 1 UEPS Technologies, Inc. (h)	4,606	44,862
NETGEAR, Inc. (h)	942	44,839
New Residential Investment Corp. REIT	2,868	47,982
Newell Brands, Inc.	7,355	313,838
NextEra Energy, Inc.	1,468	215,135
Northfield Bancorp, Inc.	664	11,520
Northrop Grumman Corp.	979	281,678
NVIDIA Corp.	2,272	406,165
NVR, Inc. (h)	12	34,260
Old Republic International Corp.	887	17,465
Omega Protein Corp.	5,185	86,330
Omnicom Group, Inc.	1,263	93,550
On Assignment, Inc. (h)	64	3,436
ON Semiconductor Corp. (h)	7,149	132,042
Orchid Island Capital, Inc. REIT	5,444	55,474
Oritani Financial Corp.	1,427	23,974
Otter Tail Corp.	1,538	66,672
Owens & Minor, Inc.	965	28,178
Owens Corning	1,694	131,031
Park Hotels & Resorts, Inc. REIT	1,392	38,364
Paychex, Inc.	1,539	92,278
PepsiCo, Inc.	1,083	120,679
PetMed Express, Inc.	1,643	54,465
Pfizer, Inc.	21,789	777,867
PG&E Corp.	5,852	398,463
Pier 1 Imports, Inc.	11,014	46,149
Pinnacle Foods, Inc.	7,882	450,614
Pinnacle West Capital Corp.	1,023	86,505
PNC Financial Services Group, Inc.	3,903	526,007
Pool Corp.	84	9,086
Principal Financial Group, Inc.	4,903	315,459
Procter & Gamble Co.	11,676	1,062,282
Progressive Corp.	3,253	157,510
Prudential Financial, Inc.	2,739	291,210
PVH Corp.	2,228	280,862
Pzena Investment Management, Inc., Class A	2,297	25,014
Qorvo, Inc. (h)	1,457	102,981
Quality Care Properties, Inc. REIT (h)	6,791	105,260

	Shares	Value
Quest Diagnostics, Inc.	2,753	$257,791
Quintiles IMS Holdings, Inc. (h)	1,462	138,992
Regis Corp. (h)	520	7,420
Reinsurance Group of America, Inc.	2,065	288,129
Reliance Steel & Aluminum Co.	554	42,198
Republic Services, Inc.	5,405	357,054
Ross Stores, Inc.	2,042	131,852
Royal Caribbean Cruises Ltd.	802	95,069
Rudolph Technologies, Inc. (h)	2,029	53,363
Sabra Health Care REIT, Inc. REIT	2,825	61,981
Sanderson Farms, Inc.	1,042	168,304
Sanmina Corp. (h)	6,270	232,930
Santander Consumer USA Holdings, Inc. (h)	369	5,672
Schweitzer-Mauduit International, Inc.	1,649	68,368
Seaboard Corp.	15	67,575
Semtech Corp. (h)	1,794	67,365
Sinclair Broadcast Group, Inc. Class A	1,887	60,478
Skyworks Solutions, Inc.	1,690	172,211
Southern Co.	8,930	438,820
Southwest Airlines Co.	1,159	64,881
SpartanNash Co.	2,344	61,811
Speedway Motorsports, Inc.	2,088	44,474
Spirit AeroSystems Holdings, Inc., Class A	3,571	277,538
SS&C Technologies Holdings, Inc.	231	9,275
Stanley Black & Decker, Inc.	2,931	442,493
State National Cos., Inc.	535	11,230
Stoneridge, Inc. (h)	1,816	35,975
Stryker Corp.	4,869	691,495
Summit Hotel Properties, Inc. REIT	3,416	54,622
SunTrust Banks, Inc.	5,968	356,707
Superior Industries International, Inc.	4,722	78,621
Sykes Enterprises, Inc. (h)	146	4,257
Symantec Corp.	1,883	61,781
T-Mobile U.S., Inc. (h)	899	55,432
Target Corp.	3,846	226,952
Teleflex, Inc.	1,246	301,495
Tenneco, Inc.	1,049	63,643
Texas Instruments, Inc.	3,005	269,368
Thermo Fisher Scientific, Inc.	2,238	423,430
Thor Industries, Inc.	991	124,777
Time Warner, Inc.	3,780	387,261
TiVo Corp.	2,562	50,856
TJX Cos., Inc.	111	8,184
Tower International, Inc.	1,340	36,448
Towne Bank	649	21,742
Travelers Cos., Inc.	2,051	251,289
Trico Bancshares	235	9,576
Triple-S Management Corp., Class B (h)	792	18,755
Two Harbors Investment Corp. REIT	1,694	17,076
Tyson Foods, Inc., Class A	4,752	334,778
Ulta Salon Cosmetics & Fragrance, Inc. (h)	331	74,826
Union Bankshares Corp.	1,482	52,315
United Continental Holdings, Inc. (h)	814	49,556
United Financial Bancorp, Inc.	467	8,541
UnitedHealth Group, Inc.	5,913	1,158,061
Universal Health Services, Inc., Class B	675	74,885
Unum Group	7,448	380,816
Vail Resorts, Inc.	678	154,665

	Shares	Value
Valero Energy Corp.	3,197	$245,945
Validus Holdings Ltd.	1,040	51,178
Varex Imaging Corp. (h)	1,250	42,300
Verizon Communications, Inc.	26,938	1,333,162
Viad Corp.	1,351	82,276
Vishay Intertechnology, Inc.	3,818	71,778
Wal-Mart Stores, Inc.	6,581	514,239
Waste Connections, Inc.	1,542	107,878
Waste Management, Inc.	8,540	668,426
Waterstone Financial, Inc.	720	14,040
WEC Energy Group, Inc.	4,880	306,366
Weis Markets, Inc.	969	42,152
WellCare Health Plans, Inc. (h)	355	60,968
Wells Fargo & Co.	6,061	334,264
Westar Energy, Inc.	1,711	84,866
Western Digital Corp.	1,276	110,246
Windstream Holdings, Inc.	1,474	2,609
World Acceptance Corp. (h)	89	7,377
Xcel Energy, Inc.	6,566	310,703
Xerox Corp.	3,222	107,260
XL Group Ltd.	2,180	86,001
Xylem, Inc.	1,707	106,909
Yum! Brands, Inc.	1,032	75,966
Zimmer Biomet Holdings, Inc.	1,372	160,647

		79,844,554

Total Common Stock (cost—$136,903,110)		155,707,986

	Principal Amount (000s)
Corporate Bonds & Notes—13.6%
Australia—0.2%
Westpac Banking Corp.,
2.80%, 1/11/22	$500	507,846

Canada—1.4%
Bank of Montreal,
1.90%, 8/27/21	400	394,688
2.10%, 6/15/20	350	350,883
Bank of Nova Scotia,
1.85%, 4/14/20	1,000	996,266
2.15%, 7/14/20	350	351,028
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	100	104,446
Royal Bank of Canada,
2.00%, 10/1/18	1,000	1,003,204
2.125%, 3/2/20	300	301,367
Toronto-Dominion Bank,
1.80%, 7/13/21	400	393,989

		3,895,871

China—0.1%
CNOOC Nexen Finance 2014 ULC,
4.25%, 4/30/24	300	319,767

France—0.4%
Electricite de France S.A. (a)(b),
4.875%, 1/22/44	300	318,464
Orange S.A.,
1.625%, 11/3/19	350	347,739
Total Capital International S.A.,
2.10%, 6/19/19	350	352,729

		1,018,932

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	143

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
Germany—0.5%
Deutsche Bank AG,
2.85%, 5/10/19	$350	$353,597
KFW,
1.25%, 9/30/19	400	396,823
1.50%, 4/20/20	550	546,948

		1,297,368

Netherlands—0.1%
Shell International Finance BV,
2.125%, 5/11/20	350	352,774

Norway—0.1%
Statoil ASA,
2.65%, 1/15/24	200	198,116

Spain—0.2%
Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	400	408,117
Telefonica Emisiones SAU,
4.103%, 3/8/27	150	155,430

		563,547

Switzerland—0.4%
Credit Suisse AG,
2.30%, 5/28/19	350	352,418
Novartis Capital Corp.,
1.80%, 2/14/20	300	300,233
Tyco Electronics Group S.A.,
3.125%, 8/15/27	200	199,779
3.45%, 8/1/24	200	206,995

		1,059,425

United Kingdom—0.7%
Barclays PLC,
2.75%, 11/8/19	350	353,955
4.375%, 1/12/26	400	418,174
BP Capital Markets PLC,
1.768%, 9/19/19	350	350,202
2.237%, 5/10/19	350	352,614
2.315%, 2/13/20	300	302,686
Unilever Capital Corp.,
1.80%, 5/5/20	350	349,754

		2,127,385

United States—9.5%
Abbott Laboratories,
2.35%, 11/22/19	350	352,988
4.90%, 11/30/46	400	448,308
Allstate Corp.,
3.28%, 12/15/26	400	407,864
American Honda Finance Corp.,
1.95%, 7/20/20	200	200,088
2.00%, 2/14/20	300	300,557
Apple, Inc.,
1.90%, 2/7/20	350	351,273
3.85%, 8/4/46	200	203,419
AT&T, Inc.,
5.15%, 2/14/50	200	202,321
Bank of America Corp.,
2.65%, 4/1/19, Ser. L	350	353,247
5.625%, 7/1/20	300	326,811
Bank of New York Mellon Corp.,
2.60%, 2/7/22	300	303,086
Bristol-Myers Squibb Co.,
1.60%, 2/27/19	350	349,856
Caterpillar Financial Services Corp.,
2.10%, 1/10/20	350	351,815

	Principal Amount (000s)	Value
Citigroup, Inc.,
2.45%, 1/10/20	$500	$503,834
8.125%, 7/15/39	400	634,378
CNH Industrial Capital LLC,
4.875%, 4/1/21	500	532,500
Coca-Cola Co.,
1.375%, 5/30/19	350	348,916
Colgate-Palmolive Co.,
3.70%, 8/1/47	200	197,559
Comcast Corp.,
2.75%, 3/1/23	400	404,559
Commonwealth Edison Co.,
2.55%, 6/15/26	400	388,498
CSX Corp.,
2.60%, 11/1/26	500	478,126
Discovery Communications LLC,
3.80%, 3/13/24	200	206,346
Dow Chemical Co.,
7.375%, 11/1/29	400	534,056
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	315,988
Duke Energy Carolinas LLC,
2.50%, 3/15/23	100	100,674
Ecolab, Inc.,
2.375%, 8/10/22	200	199,946
FedEx Corp.,
4.10%, 4/15/43	400	400,393
4.55%, 4/1/46	300	320,626
Fifth Third Bancorp,
2.60%, 6/15/22	350	350,055
Ford Motor Co.,
5.291%, 12/8/46	300	314,024
Ford Motor Credit Co. LLC,
2.681%, 1/9/20	350	353,219
2.979%, 8/3/22	350	350,121
General Electric Co.,
5.50%, 1/8/20	300	323,768
General Motors Co.,
5.15%, 4/1/38	150	154,205
General Motors Financial Co., Inc.,
2.35%, 10/4/19	350	351,298
2.65%, 4/13/20	350	352,932
3.95%, 4/13/24	150	153,787
Georgia Power Co., Ser. C,
2.00%, 9/8/20	200	199,463
Gilead Sciences, Inc.,
1.85%, 9/20/19	200	200,214
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	400	404,724
6.00%, 6/15/20, Ser. D	300	329,497
Home Depot, Inc.,
2.00%, 4/1/21	200	200,168
Honeywell International, Inc.,
1.85%, 11/1/21	100	98,826
International Business Machines Corp.,
1.80%, 5/17/19	500	501,851
1.90%, 1/27/20	350	350,513
International Paper Co.,
4.35%, 8/15/48	150	152,219
John Deere Capital Corp.,
1.95%, 6/22/20	250	250,306
2.65%, 6/24/24	200	199,174
JPMorgan Chase & Co.,
2.972%, 1/15/23	150	152,390
3.625%, 5/13/24	400	417,394

	Principal Amount (000s)	Value
4.40%, 7/22/20	$300	$318,687
6.30%, 4/23/19	200	213,443
Kinder Morgan, Inc.,
3.15%, 1/15/23	350	352,043
Kraft Heinz Foods Co.,
5.375%, 2/10/20	350	375,576
Kroger Co.,
3.70%, 8/1/27	200	198,270
4.65%, 1/15/48	200	194,192
Merck & Co., Inc.,
1.85%, 2/10/20	350	350,508
Microsoft Corp.,
1.10%, 8/8/19	300	297,344
3.30%, 2/6/27	100	103,772
Morgan Stanley,
2.50%, 4/21/21	400	401,407
2.80%, 6/16/20	350	356,006
3.625%, 1/20/27	200	203,022
4.375%, 1/22/47	100	106,661
Oracle Corp.,
3.85%, 7/15/36	200	207,297
PACCAR Financial Corp.,
2.30%, 8/10/22	200	199,752
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	315,049
PepsiCo, Inc.,
1.50%, 2/22/19	400	399,510
1.55%, 5/2/19	350	349,750
Pfizer, Inc.,
1.70%, 12/15/19	350	349,879
1.95%, 6/3/21	200	199,803
Philip Morris International, Inc.,
2.00%, 2/21/20	300	300,416
2.125%, 5/10/23	400	389,757
2.375%, 8/17/22	350	348,633
Priceline Group, Inc.,
3.55%, 3/15/28	200	200,493
State Street Corp.,
2.55%, 8/18/20	350	356,147
Sysco Corp.,
3.25%, 7/15/27	200	199,704
Target Corp.,
2.30%, 6/26/19	350	353,565
Thermo Fisher Scientific, Inc.,
4.10%, 8/15/47	150	150,941
Toyota Motor Credit Corp.,
1.90%, 4/8/21	400	397,092
1.95%, 4/17/20	350	350,198
United Technologies Corp.,
1.90%, 5/4/20	350	349,584
1.95%, 11/1/21	400	394,257
Verizon Communications, Inc.,
4.125%, 8/15/46	200	182,441
Walt Disney Co.,
2.30%, 2/12/21	250	252,220
Wells Fargo & Co.,
2.10%, 7/26/21	400	396,418
2.125%, 4/22/19	200	201,127
Wells Fargo Bank N.A.,
2.15%, 12/6/19	500	502,732

		26,695,876

Total Corporate Bonds & Notes (cost—$37,985,291)		38,036,907

U.S. Treasury Obligations—12.4%
U.S. Treasury Bonds,
2.25%, 8/15/46	530	465,717
3.125%, 2/15/43	1,386	1,461,770

144	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
4.375%, 5/15/41	$1,341	$1,714,594
4.50%, 2/15/36	740	951,550
5.25%, 2/15/29	240	308,897
6.875%, 8/15/25	375	502,332
U.S. Treasury Notes,
0.75%, 2/28/18	5,000	4,991,992
0.875%, 3/31/18	5,000	4,990,857
1.00%, 9/15/18	5,000	4,982,910
1.00%, 6/30/19	5,950	5,905,026
1.125%, 9/30/21	2,000	1,946,876
1.375%, 9/30/23 (g)	2,400	2,306,814
1.50%, 2/28/19	920	920,916
1.50%, 8/15/26	900	842,415
1.875%, 10/31/17	218	218,140
2.00%, 9/30/20	1,000	1,010,586
2.00%, 7/31/22	1,200	1,204,453

Total U.S. Treasury Obligations (cost—$34,897,244)		34,725,845

U.S. Government Agency Securities (c)—7.0%
Fannie Mae, MBS, TBA
2.50%, 10/17/32, 15 Year	590	593,941
3.00%, 10/17/32, 15 Year	650	667,748
3.00%, 10/12/47, 30 Year	1,840	1,845,175
3.50%, 10/17/32, 15 Year	460	478,962
3.50%, 10/12/47, 30 Year	2,110	2,174,536
4.00%, 10/12/47, 30 Year	1,450	1,526,238
4.50%, 10/12/47, 30 Year	570	611,704
5.00%, 10/12/47, 30 Year	560	610,878
Freddie Mac, MBS, TBA
2.50%, 10/17/32, 15 Year	430	432,998
3.00%, 10/17/32, 15 Year	440	452,115
3.00%, 10/12/47, 30 Year	1,250	1,253,906
3.50%, 10/17/32, 15 Year	250	261,113
3.50%, 10/12/47, 30 Year	1,380	1,423,071
4.00%, 10/12/47, 30 Year	830	873,705
4.50%, 10/12/47, 30 Year	330	353,770
5.00%, 10/12/47, 30 Year	350	380,292
Ginnie Mae, MBS, TBA, 30 Year,
3.00%, 10/23/47	1,710	1,733,379
3.50%, 10/23/47	2,110	2,193,081
4.00%, 10/23/47	1,000	1,053,008
4.50%, 10/23/47	780	831,523

Total U.S. Government Agency Securities (cost—$19,834,957)		19,751,143

Sovereign Debt Obligations—5.7%
Argentina—0.1%
Argentine Republic Government International Bond,
6.25%, 4/22/19	300	316,500

Brazil—0.1%
Brazilian Government International Bond,
4.25%, 1/7/25	250	252,813

Canada—0.3%
Province of Alberta Canada,
1.90%, 12/6/19	350	350,029
Province of Ontario Canada,
1.25%, 6/17/19	500	495,779

		845,808

Chile—0.1%
Chile Government International Bond,
3.86%, 6/21/47	200	204,375

	Principal Amount (000s)	Value
Colombia—0.1%
Colombia Government International Bond,
5.00%, 6/15/45	$200	$206,250

Croatia—0.1%
Croatia Government International Bond,
6.75%, 11/5/19	300	325,401

Germany—0.2%
FMS Wertmanagement AoeR,
1.75%, 1/24/20	500	500,535

Indonesia—0.1%
Indonesia Government International Bond,
11.625%, 3/4/19	300	341,118

Japan—0.2%
Japan Bank for International Cooperation,
1.50%, 7/21/21	300	292,202
2.125%, 7/21/20	200	200,594

		492,796

Korea (Republic of)—0.2%
Export-Import Bank of Korea,
1.75%, 5/26/19	500	496,809
Korea Development Bank,
3.00%, 1/13/26	100	98,450

		595,259

Latvia—0.2%
Latvia Government International Bond,
2.75%, 1/12/20	500	507,569

Mexico—0.1%
Mexico Government International Bond,
4.125%, 1/21/26	300	316,425

Panama—0.2%
Panama Government International Bond,
7.125%, 1/29/26	500	648,250

Poland—0.2%
Poland Government International Bond,
6.375%, 7/15/19	500	540,425

Russian Federation—0.1%
Russian Federation Bond,
4.50%, 4/4/22	400	427,699

Supranational—3.2%
Corp. Andina de Fomento,
2.20%, 7/18/20	350	351,099
4.375%, 6/15/22	500	541,530
Council of Europe Development Bank,
1.00%, 2/4/19	500	496,025
1.625%, 3/16/21	500	495,026
European Bank for Reconstruction & Development,
1.75%, 6/14/19	500	499,506
European Investment Bank,
1.00%, 3/15/18	5,000	4,989,931
2.875%, 9/15/20	500	515,170

	Principal Amount (000s)	Value
International Finance Corp.,
1.75%, 9/16/19	$500	$501,261
Nordic Investment Bank,
1.25%, 8/2/21	500	487,605

		8,877,153

Sweden—0.1%
Svensk Exportkredit AB,
1.75%, 5/18/20	350	349,054

Turkey—0.1%
Turkey Government International Bond,
4.875%, 10/9/26	250	248,866

Total Sovereign Debt Obligations (cost—$16,026,339)		15,996,296

	Shares
Exchange-traded Funds—4.9%
iShares iBoxx $ Investment Grade Corporate Bond	90,000	10,910,700
iShares JPMorgan USD Emerging Markets Bond	24,300	2,829,006

Total Exchange-Traded Funds (cost—$13,553,662)		13,739,706

Preferred Stock—0.5%
Brazil—0.2%
Banco Bradesco S.A.	3,050	33,754
Cia Paranaense de Energia	4,300	38,327
Itau Unibanco Holding S.A.	11,740	160,690
Suzano Papel e Celulose S.A., Class A	29,500	170,546

		403,317

Colombia—0.0%
Banco Davivienda S.A.	9,381	106,249
Grupo Aval Acciones y Valores S.A.	9,215	4,173

		110,422

Germany—0.1%
Henkel AG & Co. KGaA	1,974	268,943

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	326	589,682

Total Preferred Stock (cost—$1,079,545)		1,372,364

Rights (h)— 0.0%
New Zealand—0.0%
Arvida Group Ltd., strike price NZD 1.15, expires 10/9/17	1,843	61

Thailand—0.0%
Sri Trang Agro-Industry PCL, strike price THB 10.00, expires 10/6/17 (e)(f)	1,640	133

United States—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	4,893	4,966
Safeway CVR—PDC, expires 1/30/17 (e)(f)	4,893	83

		5,049

Total Rights (cost—$5,122)		5,243

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	145

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
Repurchase Agreements—6.5%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $18,084,181; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $18,447,750 including accrued interest
(cost—$18,084,000)	$18,084	$18,084,000

Total Investments (cost—$278,369,270) (d)—106.2%		297,419,490

Liabilities in excess of other assets (i)—(6.2)%		(17,416,304)

Net Assets—100.0%		$280,003,186

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $318,464, representing 0.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,146,738, representing 0.8% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(d) Securities with an aggregate value of $60,005,284, representing 21.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Fair-Valued—Securities with an aggregate value of $947,494, representing 0.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(g) All or partial amount segregated for the benefit of the counterparty as collateral for when-issued or delayed delivery securities.

(h) Non-income producing.

(i) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Long position contracts:
5-Year U.S. Treasury Note	78	12/29/17	$7,800	$9,165	$(73,930)
10-Year U.S. Treasury Note	62	12/19/17	6,200	7,769	(94,472)
Australian Dollar	52	12/18/17	5,200	4,075	(97,638)
British Pound	70	12/18/17	4,375	5,880	(50,607)
Canadian Dollar	52	12/19/17	5,200	4,173	(102,318)
E-mini S&P 500 Index	96	12/15/17	5	12,077	145,262
Euro Currency	56	12/18/17	7,000	8,305	(108,999)
Euro STOXX 50 Index	193	12/15/17	2	8,157	115,329
Mini MSCI Emerging Markets Index	191	12/15/17	10	10,403	(172,332)
MSCI EAFE Index	80	12/15/17	4	7,914	27,419
Russell 2000 Mini Index	70	12/15/17	4	5,226	156,310
TOPIX Index	59	12/7/17	590	8,782	411,406
Ultra U.S. Treasury Bond	24	12/19/17	2,400	3,963	(77,389)

					$78,041

Short position contracts:
2-Year U.S. Treasury Note	(95)	12/29/17	$(19,000)	$(20,492)	$56,342
Japanese Yen	(56)	12/18/17	(70)	(6,244)	53,557

					$109,899

					$187,940

(j) At September 30, 2017, the Fund pledged $1,125,686 in cash as collateral for futures contracts. The Fund also held U.S. Treasury Obligations valued at $47,495 as collateral for TBA securities. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

ADR—American Depositary Receipt

CVR—Contingent Value Rights

EAFE—Europe, Australasia and Far East

GDR—Global Depositary Receipt

MBS—Mortgage-Backed Securities

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

TBA—To Be Announced

TOPIX—Tokyo Stock Price Index

UNIT—More than one class of securities traded together.

146	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

U.S. Treasury Obligations	12.4%
Banks	9.5%
U.S. Government Agency Securities	7.0%
Sovereign Debt Obligations	5.7%
Exchange-Traded Funds	4.9%
Oil, Gas & Consumable Fuels	3.3%
Pharmaceuticals	3.1%
Insurance	2.7%
Diversified Telecommunication Services	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Electric Utilities	2.1%
Healthcare Providers & Services	2.0%
Internet Software & Services	2.0%
Technology Hardware, Storage & Peripherals	1.8%
Food Products	1.8%
Healthcare Equipment & Supplies	1.7%
IT Services	1.6%
Banking	1.4%
Chemicals	1.3%
Auto Manufacturers	1.2%
Hotels, Restaurants & Leisure	1.2%
Automobiles	1.1%
Media	1.1%
Tobacco	1.1%
Auto Components	1.1%
Metals & Mining	1.1%
Specialty Retail	1.0%
Electronic Equipment, Instruments & Components	1.0%
Biotechnology	1.0%
Construction & Engineering	0.9%
Food & Staples Retailing	0.9%
Software	0.9%
Airlines	0.9%
Food & Beverage	0.9%
Capital Markets	0.8%
Household Products	0.7%
Household Durables	0.7%
Industrial Conglomerates	0.7%
Trading Companies & Distributors	0.7%
Aerospace & Defense	0.7%
Commercial Services & Supplies	0.6%
Life Sciences Tools & Services	0.6%
Machinery	0.5%
Communications Equipment	0.5%
Mortgage Real Estate Investment Trusts (REITs)	0.5%
Multi-Utilities	0.5%
Equity Real Estate Investment Trusts (REITs)	0.5%
Real Estate Management & Development	0.5%
Transportation	0.4%
Paper & Forest Products	0.4%
Wireless Telecommunication Services	0.4%
Machinery-Diversified	0.4%
Healthcare-Products	0.3%
Multi-Line Retail	0.3%
Professional Services	0.3%
Computers	0.3%
Internet & Catalog Retail	0.3%
Telecommunications	0.3%

Road & Rail	0.3%
Air Freight & Logistics	0.3%
Building Products	0.3%
Agriculture	0.2%
Textiles, Apparel & Luxury Goods	0.2%
Retail	0.2%
Consumer Products	0.2%
Beverages	0.2%
Diversified Financial Services	0.2%
Electronics	0.2%
Electrical Equipment	0.1%
Independent Power Producers & Energy Traders	0.1%
Pipelines	0.1%
Machinery-Construction & Mining	0.1%
Construction Materials	0.1%
Transportation Infrastructure	0.1%
Miscellaneous Manufacturing	0.1%
Personal Products	0.1%
Marine	0.1%
Consumer Finance	0.1%
Thrifts & Mortgage Finance	0.1%
Distributors	0.1%
Internet	0.1%
Commercial Services	0.1%
Gas Utilities	0.1%
Water Utilities	0.1%
Containers & Packaging	0.0%
Leisure Equipment & Products	0.0%
Energy Equipment & Services	0.0%
Healthcare Technology	0.0%
Diversified Consumer Services	0.0%
Repurchase Agreements	6.5%
Liabilities in excess of other assets	(6.2)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—42.9%
Belgium—1.3%
bpost S.A.	4,600	$136,808
Warehouses De Pauw CVA REIT	746	84,202

		221,010

China—2.9%
Baidu, Inc. ADR (j)	550	136,229
Midea Group Co., Ltd., Class A	27,500	183,197
Tencent Holdings Ltd.	4,000	174,883

		494,309

Finland—0.9%
Nokia Oyj	25,000	150,213

France—3.1%
Eiffage S.A.	1,800	186,414
Thales S.A.	1,484	168,064
Vinci S.A.	1,900	180,525

		535,003

Germany—4.0%
Deutsche Wohnen SE	4,100	174,244
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	750	160,519
SAP SE	1,173	128,614
Vonovia SE	5,000	212,939

		676,316

Hong Kong—0.4%
HKT Trust & HKT Ltd. UNIT	64,700	78,684

Japan—6.3%
Keyence Corp.	400	212,747
Mitsubishi UFJ Financial Group, Inc.	25,500	165,797
Nintendo Co., Ltd.	500	184,367
SoftBank Group Corp.	2,100	170,302
Sony Corp.	4,200	156,696
Suzuki Motor Corp.	3,500	183,698

		1,073,607

Netherlands—0.5%
Wereldhave NV REIT	1,700	80,195

Russian Federation—1.0%
Alrosa PJSC	118,500	168,255

Spain—1.0%
ACS Actividades de Construccion y Servicios S.A.	4,500	166,939

United Kingdom—10.8%
Admiral Group PLC	6,000	146,205
BP PLC	55,710	356,878
Imperial Brands PLC	3,900	166,455
ITM Power PLC (j)	500,000	318,250
Prudential PLC	7,300	174,692
Randgold Resources Ltd.	1,284	125,494
Reckitt Benckiser Group PLC	1,800	164,462
Royal Dutch Shell PLC, Class A	13,200	398,928

		1,851,364

United States—10.7%
AECOM (e)(j)	10,250	377,303
Illinois Tool Works, Inc.	1,200	177,552
Leidos Holdings, Inc. (e)	5,900	349,398
Macquarie Infrastructure Corp.	4,100	295,938

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	147

Schedule of Investments

September 30, 2017

			Shares	Value
Philip Morris International, Inc.			1,520	$168,735
Two Harbors Investment Corp. REIT			46,164	465,333

				1,834,259

Total Common Stock (cost—$6,419,157)				7,330,154

			Principal Amount (000s)
Sovereign Debt Obligations—22.8%
Argentina—5.0%
Argentine Republic Government International Bond,
7.50%, 4/22/26		$	300	337,500
Province of Jujuy Argentina,
8.625%, 9/20/22			170	178,500
Provincia de Buenos Aires, BADLAR + 3.830% (h),
25.393%, 5/31/22		ARS	5,700	333,345

				849,345

Australia—1.4%
Australia Government Bond, Ser. 25-CI (d),
3.00%, 9/20/25		AUD	220	239,051

Brazil—1.7%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/27		BRL	900	290,637

Canada—2.9%
Province of Ontario Canada,
2.00%, 9/27/18		$	500	501,771

Indonesia—3.5%
Indonesia Treasury Bond,
7.875%, 4/15/19		IDR	4,000,000	307,296
8.375%, 9/15/26			3,500,000	293,248

				600,544

Italy—2.0%
Italy Buoni Poliennali Del Tesoro (d),
3.10%, 9/15/26	€		236	334,685

Mexico—1.5%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	4,700	256,128

Portugal—2.0%
Portugal Obrigacoes do Tesouro OT (b),
4.125%, 4/14/27	€		250	339,069

Spain—1.8%
Spain Government Inflation Linked Bond (b)(d),
1.00%, 11/30/30			252	309,549

Supranational—1.0%
International Finance Corp.,
6.30%, 11/25/24		INR	10,500	164,024

Total Sovereign Debt Obligations (cost—$3,886,433)				3,884,803

Corporate Bonds & Notes—16.0%
Brazil—0.8%
Petrobras Global Finance BV,
4.375%, 5/20/23		$	130	128,830

Mexico—2.5%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	221,500

		Principal Amount (000s)	Value
Petroleos Mexicanos,
6.625%, 6/15/35	$	190	$205,675

			427,175

Switzerland—3.1%
Credit Suisse AG,
5.30%, 8/13/19		500	529,735

United States—9.6%
AT&T, Inc.,
5.80%, 2/15/19		500	526,137
HSBC USA, Inc.,
1.625%, 1/16/18		500	500,208
Oracle Corp.,
5.75%, 4/15/18		600	613,355

			1,639,700

Total Corporate Bonds & Notes (cost—$2,656,748)			2,725,440

U.S. Treasury Obligations (d)—3.7%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40		340	427,604
3.625%, 4/15/28		151	198,189

Total U.S. Treasury Obligations (cost—$630,797)			625,793

		Shares
Mutual Funds (f)—3.4%
AllianzGI Best Styles Emerging Markets Equity (i)		23,342	383,978
AllianzGI NFJ Emerging Markets Value (g)		11,267	197,060

Total Mutual Funds (cost—$501,084)			581,038

Exchange-Traded Funds—2.0%
iShares MSCI India (cost—$313,313)		10,400	341,640

		Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co.,dated 9/29/17, 0.12%, due 10/2/17, proceeds $819,008; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $836,185 including accrued interest
(cost—$819,000)		$819	819,000

Total Options Purchased —1.0% (cost—$149,754) (j)(k)(l)			180,693

Total Investments, before options written (cost—$15,376,286)—96.6%			16,488,561

Total Options Written —(0.1)% (premiums received—$13,914) (j)(k)(l)			(11,650)

Total Investments, net of options written (cost—$15,362,372) (c)—96.5%			16,476,911

Other assets less other liabilities (m)—3.5%			597,477

Net Assets—100.0%			$17,074,388

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $221,500, representing 1.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $870,118, representing 5.1% of net assets.

(c) Securities with an aggregate value of $4,878,530, representing 28.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Affiliated fund.

(g) Institutional Class share.

(h) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(i) Class R6 share.

(j) Non-income producing.

(k) Exchange traded-Chicago Board Options Exchange.

148	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

(l) Exchange traded option contracts outstanding at September 30, 2017:

Options purchased contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Market Value	Cost	Unrealized Appreciation
Call options:
Euro STOXX 50 Index	3,800.00 EUR	12/20/19	70	EUR	700	$136,716	$121,094	$15,622
Hang Seng Index	10,800.00 HKD	6/28/18	4	HKD	200	18,357	14,030	4,327
S&P 500 Index	2,525.00 USD	12/15/17	7		$700	25,620	14,630	10,990

	Total options purchased contracts					$180,693	$149,754	$30,939

Options written contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
U.S. Oil Fund L.P.	10.50 USD	11/17/17	(250)	$(25,000)	$(8,500)	$(8,227)	$(273)

Put options:
U.S. Oil Fund L.P.	9.50 USD	11/17/17	(300)	$(30,000)	$(3,150)	$(5,687)	$2,537

	Total options written contracts				$(11,650)	$(13,914)	$2,264

(m) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date		Notional Amount (000s)	Market Value (000s)	Unrealized Appreciation (Depreciation)
Short position contracts:
E-mini S&P 500 Index	(19)	12/15/17	$	(1)	$(2,390)	$(52,387)
Euro-Bund 10-Year Bond	(10)	12/7/17		(1,000)	(1,903)	10,814
E-mini NASDAQ 100 Index	(10)	12/15/17		— (o)	(1,197)	(11,709)

						$(53,282)

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Sold:
1,300,000 British Pound settling 1/31/18	State Street Bank	$1,750,211	$1,748,531	$1,680
2,000,000 Euro settling 11/30/17	State Street Bank	2,418,887	2,371,062	47,825
120,250,000 Japanese Yen settling 1/31/18	State Street Bank	1,074,054	1,075,344	(1,290)

				$48,215

(n) At September 30, 2017, the Fund pledged $316,946 in cash as collateral for futures contracts.

(o) Notional amount rounds to less than $500.

Glossary:

ADR—American Depositary Receipt

ARS—Argentine Peso

AUD—Australian Dollar

BADLAR—Buenos Aires Deposits of Large Amount Rate

BRL—Brazilian Real

€/EUR—Euro

IDR—Indonesian Rupiah

INR—Indian Rupee

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	149

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	22.8%
Banks	7.0%
Oil, Gas & Consumable Fuels	6.4%
Software	5.4%
Construction & Engineering	5.3%
U.S. Treasury Obligations	3.7%
Mutual Funds	3.4%
Telecommunications	3.1%
Insurance	2.8%
Mortgage Real Estate Investment Trusts (REITs)	2.7%
Real Estate Management & Development	2.3%
IT Services	2.0%
Exchange-Traded Funds	2.0%
Household Durables	2.0%
Tobacco	2.0%
Electrical Equipment	1.9%
Internet Software & Services	1.8%
Transportation Infrastructure	1.7%
Metals & Mining	1.7%
Household Products/Wares	1.3%
Electronic Equipment, Instruments & Components	1.2%
Automobiles	1.1%
Machinery	1.0%
Wireless Telecommunication Services	1.0%
Aerospace & Defense	1.0%
Household Products	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0%
Communications Equipment	0.9%
Air Freight & Logistics	0.8%
Diversified Telecommunication Services	0.5%
Repurchase Agreements	4.8%
Options Purchased	1.0%
Options Written	(0.1%)
Other assets less other liabilities	3.5%

100.0%

AllianzGI Global High Yield Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—96.5%
Austria—1.9%
Erste Group Bank AG, (converts to FRN on 10/15/21) (d)(f),
8.875%, 10/15/21	€200	$282,140
Raiffeisen Bank International AG, (converts to FRN on 2/21/20) (f),
4.50%, 2/21/25	100	126,906

		409,046

Belgium—0.9%
Nyrstar Netherlands Holdings BV,
6.875%, 3/15/24	150	186,610

Brazil—2.8%
Minerva Luxembourg S.A.,
6.50%, 9/20/26	$200	202,800
Petrobras Global Finance BV,
5.375%, 1/27/21	200	211,640
Vale S.A.,
3.75%, 1/10/23	€150	196,209

		610,649

Canada—3.1%
Cott Holdings, Inc. (a)(b),
5.50%, 4/1/25	$250	260,750
New Gold, Inc. (a)(b),
6.375%, 5/15/25	100	106,000
Precision Drilling Corp.,
7.75%, 12/15/23	100	102,500
Ritchie Bros Auctioneers, Inc. (a)(b),
5.375%, 1/15/25	150	159,000
Teck Resources Ltd. (a)(b),
8.50%, 6/1/24	30	34,500

		662,750

Chile—1.2%
VTR Finance BV,
6.875%, 1/15/24	250	265,000

Finland—0.5%
Outokumpu Oyj,
7.25%, 6/16/21	€90	116,104

France—1.6%
Banijay Group S.A. (a)(b),
4.00%, 7/1/22	100	123,982
BNP Paribas S.A., (converts to FRN on 3/20/21) (a)(b)(d)(f),
7.625%, 3/30/21	$200	220,250

		344,232

Germany—0.5%
Senvion Holding GmbH (a)(b),
3.875%, 10/25/22	€100	119,790

Greece—1.2%
Crystal Almond SARL,
10.00%, 11/1/21	100	132,089
Intralot Capital Luxembourg S.A. (a)(b),
5.25%, 9/15/24	100	119,581

		251,670

Italy—3.3%
Assicurazioni Generali SpA, (converts to FRN on 6/8/28) (f),
5.00%, 6/8/48	100	132,086
Cooperativa Muratori & Cementisti-CMC di Ravenna,
7.50%, 8/1/21	200	245,910
Limacorporate SpA, 3 mo. Euribor + 3.750% (a)(b)(f),
3.75%, 8/15/23	100	120,554

	Principal Amount (000s)	Value
Telecom Italia SpA (a)(b),
5.303%, 5/30/24	$200	$218,250

		716,800

Jamaica—0.9%
Digicel Group Ltd.,
8.25%, 9/30/20	200	196,126

Luxembourg—4.3%
Aldesa Financial Services S.A.,
7.25%, 4/1/21	€100	115,602
Altice Luxembourg S.A.,
6.25%, 2/15/25	100	128,499
ArcelorMittal,
6.75%, 2/25/22	$150	172,065
FAGE International S.A. (a)(b),
5.625%, 8/15/26	200	208,500
Intelsat Jackson Holdings S.A.,
5.50%, 8/1/23	100	85,250
Millicom International Cellular S.A.,
6.00%, 3/15/25	200	214,750

		924,666

Netherlands—5.6%
de Volksbank NV, (converts to FRN on 11/5/20) (f),
3.75%, 11/5/25	€100	127,869
Digi Communications NV,
5.00%, 10/15/23	200	252,286
GTH Finance BV,
6.25%, 4/26/20	$200	212,330
IPD 3 BV (a)(b),
4.50%, 7/15/22	€100	121,913
Petrobras Global Finance BV,
3.75%, 1/14/21	100	126,735
4.75%, 1/14/25	100	127,121
United Group BV (a)(b),
4.875%, 7/1/24	200	242,973

		1,211,227

New Zealand—0.5%
Reynolds Group Issuer, Inc. (a)(b),
7.00%, 7/15/24	$100	106,687

Portugal—1.2%
Caixa Geral de Depositos S.A., (converts to FRN on 3/30/22) (d)(f),
10.75%, 3/30/22	€200	264,479

Russian Federation—1.0%
Lukoil International Finance BV,
4.563%, 4/24/23	$200	208,237

Spain—2.0%
Ajecorp BV,
6.50%, 5/14/22	150	139,125
Grifols S.A. (a)(b),
3.20%, 5/1/25	€150	180,786
Masaria Investments s.A.u., 3 mo. Euribor + 5.250% (a)(b)(f),
5.25%, 9/15/24	100	118,326

		438,237

Sweden—1.4%
Intrum Justitia AB (a)(b),
3.125%, 7/15/24	100	119,574
Unilabs Subholding AB (a)(b),
5.75%, 5/15/25	150	182,778

		302,352

Switzerland—1.4%
UBS AG,
7.625%, 8/17/22	$250	295,312

150	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
United Arab Emirates—0.3%
Shelf Drilling Holdings Ltd. (a)(b),
9.50%, 11/2/20	$70	$71,138

United Kingdom—7.5%
Amigo Luxembourg S.A.,
7.625%, 1/15/24	£100	140,034
Aston Martin Capital Holdings Ltd.,
5.75%, 4/15/22	100	142,928
Cabot Financial Luxembourg S.A.,
7.50%, 10/1/23	100	146,328
CPUK Finance Ltd. (a)(b),
4.25%, 2/28/47	100	136,832
EnQuest PLC, PIK (b),
7.00%, 10/15/23	$50	35,313
Fiat Chrysler Automobiles NV,
5.25%, 4/15/23	250	266,875
HBOS Capital Funding L.P., (converts to FRN on 11/30/18) (d)(f),
6.461%, 11/30/18	£50	70,651
Iceland Bondco PLC,
6.75%, 7/15/24	100	146,016
Inmarsat Finance PLC,
4.875%, 5/15/22	$200	205,000
KCA Deutag UK Finance PLC (a)(b),
7.25%, 5/15/21	200	192,500
TVL Finance PLC,
8.50%, 5/15/23	£90	133,627

		1,616,104

United States—53.4%
A Schulman, Inc.,
6.875%, 6/1/23	$150	156,375
ADT Corp. (a)(b),
4.875%, 7/15/32	100	94,000
AES Corp.,
5.50%, 3/15/24	200	209,750
AK Steel Corp.,
6.375%, 10/15/25	150	148,500
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	200	222,500
American Greetings Corp. (a)(b),
7.875%, 2/15/25	100	108,750
APX Group, Inc. (a)(b),
7.625%, 9/1/23	150	158,437
Ardagh Packaging Finance PLC,
4.625%, 5/15/23	200	206,190
Ascent Resources Utica Holdings LLC (a)(b),
10.00%, 4/1/22	100	107,750
Axalta Coating Systems Dutch Holding B BV,
3.75%, 1/15/25	€200	249,461
Beazer Homes USA, Inc.,
8.75%, 3/15/22	$100	111,000
BMC East LLC,
5.50%, 10/1/24	150	156,750
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	100	108,000
Catalent Pharma Solutions, Inc.,
4.75%, 12/15/24	€170	217,063
CBS Radio, Inc. (a)(b),
7.25%, 11/1/24	$150	160,875
CCO Holdings LLC (a)(b),
5.75%, 2/15/26	100	105,250
Cedar Fair L.P. (a)(b),
5.375%, 4/15/27	150	157,875
Centene Corp.,
6.125%, 2/15/24	150	162,562
CenturyLink, Inc., Ser. S,
6.45%, 6/15/21	50	52,277

	Principal Amount (000s)	Value
Cheniere Corpus Christi Holdings LLC,
5.875%, 3/31/25	$100	$108,000
Commercial Metals Co.,
5.375%, 7/15/27	130	136,825
CRC Escrow Issuer LLC (a)(b)(c),
5.25%, 10/15/25	150	150,000
Crown European Holdings S.A.,
3.375%, 5/15/25	€200	249,433
CSVC Acquisition Corp. (a)(b),
7.75%, 6/15/25	$100	98,250
CyrusOne L.P. (a)(b),
5.00%, 3/15/24	150	158,250
DISH DBS Corp.,
7.75%, 7/1/26	150	172,500
Dole Food Co., Inc. (a)(b),
7.25%, 6/15/25	100	108,625
Eagle Holding Co. II LLC, PIK 8.375% (a)(b),
7.625%, 5/15/22	100	104,000
Eldorado Resorts, Inc.,
6.00%, 4/1/25	100	105,520
Engility Corp.,
8.875%, 9/1/24	100	110,125
Equinix, Inc.,
2.875%, 10/1/25	€100	118,886
First Data Corp. (a)(b),
5.375%, 8/15/23	$300	314,550
First Quality Finance Co., Inc. (a)(b),
4.625%, 5/15/21	200	203,060
5.00%, 7/1/25	50	51,688
Freeport-McMoRan, Inc.,
3.875%, 3/15/23	150	148,500
Genesis Energy L.P.,
6.50%, 10/1/25	150	149,062
Golden Nugget, Inc. (a)(b),
8.75%, 10/1/25	100	102,000
HCA, Inc.,
5.25%, 4/15/25	150	162,562
5.50%, 6/15/47	100	103,875
HealthSouth Corp.,
5.125%, 3/15/23	150	155,767
International Game Technology PLC,
4.75%, 2/15/23	€100	132,033
inVentiv Group Holdings, Inc. (a)(b),
7.50%, 10/1/24	$60	66,900
Jo-Ann Stores Holdings, Inc., PIK 10.50% (a)(b),
9.75%, 10/15/19	50	48,750
Jonah Energy LLC (a)(b),
7.25%, 10/15/25	100	100,000
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	180	187,650
KB Home,
7.50%, 9/15/22	100	115,000
Kindred Healthcare, Inc.,
8.75%, 1/15/23	100	93,740
Laredo Petroleum, Inc.,
6.25%, 3/15/23	50	51,750
Mallinckrodt International Finance S.A. (a)(b),
5.625%, 10/15/23	150	140,438
McDermott International, Inc. (a)(b),
8.00%, 5/1/21	50	51,875
Micron Technology, Inc.,
5.50%, 2/1/25	200	214,250
Navient Corp.,
8.00%, 3/25/20	150	165,750
NGPL PipeCo LLC (a)(b),
4.375%, 8/15/22	50	52,000
7.768%, 12/15/37	100	125,000
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	50	54,125
Pilgrim’s Pride Corp. (a)(b),
5.75%, 3/15/25	180	186,300

	Principal Amount (000s)	Value
Prime Security Services Borrower LLC,
9.25%, 5/15/23	$130	$143,788
Quintiles IMS, Inc.,
4.125%, 4/1/23	€100	124,349
Sanchez Energy Corp.,
7.75%, 6/15/21	$100	95,250
Scientific Games International, Inc.,
10.00%, 12/1/22	50	55,563
Seagate HDD Cayman (a)(b),
4.875%, 3/1/24	100	98,654
SemGroup Corp. (a)(b),
7.25%, 3/15/26	100	101,000
ServiceMaster Co. LLC (a)(b),
5.125%, 11/15/24	100	103,000
SESI LLC (a)(b),
7.75%, 9/15/24	100	103,750
Silgan Holdings, Inc.,
3.25%, 3/15/25	€100	121,618
Six Flags Entertainment Corp. (a)(b),
4.875%, 7/31/24	$50	51,000
SP Finco LLC (a)(b),
6.75%, 7/1/25	100	94,250
Sprint Communications, Inc.,
6.00%, 11/15/22	50	53,985
Sprint Corp.,
7.625%, 2/15/25	100	115,250
7.875%, 9/15/23	150	174,375
StandardAero Aviation Holdings, Inc. (a)(b),
10.00%, 7/15/23	100	111,250
Station Casinos LLC (a)(b),
5.00%, 10/1/25	150	150,735
Steel Dynamics, Inc. (a)(b),
4.125%, 9/15/25	100	101,062
Summit Midstream Holdings LLC,
5.75%, 4/15/25	150	153,000
Symantec Corp. (a)(b),
5.00%, 4/15/25	50	52,407
T-Mobile USA, Inc.,
6.375%, 3/1/25	150	161,880
Talen Energy Supply LLC (a)(b),
9.50%, 7/15/22	80	74,200
TalkTalk Telecom Group PLC,
5.375%, 1/15/22	£100	140,271
Tallgrass Energy Partners L.P. (a)(b),
5.50%, 9/15/24	$50	51,625
5.50%, 1/15/28	50	50,875
Team Health Holdings, Inc. (a)(b),
6.375%, 2/1/25	50	47,500
Tennant Co. (a)(b),
5.625%, 5/1/25	100	104,250
Transocean, Inc. (a)(b),
9.00%, 7/15/23	60	64,950
U.S. Concrete, Inc.,
6.375%, 6/1/24	59	63,868
Universal Hospital Services, Inc.,
7.625%, 8/15/20	100	101,750
Venator Finance Sarl (a)(b),
5.75%, 7/15/25	100	104,250
VeriSign, Inc.,
4.75%, 7/15/27	160	165,600
Viking Cruises Ltd. (a)(b),
5.875%, 9/15/27	150	150,892
Weatherford International Ltd. (a)(b),
9.875%, 2/15/24	60	66,300
Weekley Homes LLC (a)(b),
6.625%, 8/15/25	100	97,250
Western Digital Corp.,
10.50%, 4/1/24	100	117,750
Whiting Petroleum Corp.,
5.00%, 3/15/19	100	100,530
WMG Acquisition Corp.,
4.875%, 11/1/24	100	103,250

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	151

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
WPX Energy, Inc.,
6.00%, 1/15/22	€100	$103,875

		11,565,556

Total Corporate Bonds & Notes (cost—$20,345,530)		20,882,772

Short-Term Investments—2.1%
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $349,003; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $357,023 including accrued interest
(cost—$349,000)	349	349,000

	Principal Amount (000s)	Value
U.S. Treasury Obligations—0.5%
U.S. Treasury Bills (e)(g), 1.194%, 6/21/18 (cost—$99,149)	€100	$99,138

Total Short-Term Investments (cost—$448,149)		448,138

Total Investments (cost—$20,793,679)—98.6%		21,330,910

Other assets less liabilities (h)—1.4%		304,480

Net Assets—100.0%		$21,635,390

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $8,416,637, representing 38.9% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $8,451,950, representing 39.1% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(d) Perpetual maturity. The date shown, if any, is the next call date.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for futures contracts.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(g) Rates reflect the effective yields at purchase date.

(h) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at September 30, 2017:
Type	Contracts	Expiration Date	Notional Amount (000s)	Market Value (000s)	Unrealized Depreciation
Long position contracts:
5-Year U.S. Treasury Note	1	12/29/17	$100	$118	$(656)

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Sold:
897,645 British Pound settling 10/25/17	JPMorgan Chase	$1,156,912	$1,203,709	$(46,797)
4,185,443 Euro settling 10/25/17	Goldman Sachs	4,914,673	4,952,582	(37,909)
75,000 Euro settling 10/25/17	Goldman Sachs	88,791	88,747	44
3,173 Euro settling 10/25/17	JPMorgan Chase	3,816	3,755	61
214,475 Euro settling 10/25/17	JPMorgan Chase	253,304	253,786	(482)

				$(85,083)

(i) At September 30, 2017, the Fund pledged $193,218 in cash as collateral for futures contracts.

Glossary:

£—British Pound Sterling

€—Euro

FRN—Floating Rate Note

PIK—Payment-in-Kind

152	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Telecommunications	9.1%
Oil, Gas & Consumable Fuels	8.9%
Banks	6.4%
Food & Beverage	5.8%
Media	5.6%
Commercial Services	5.1%
Healthcare-Services	4.9%
Entertainment	4.0%
Pipelines	3.7%
Iron/Steel	3.4%
Mining	3.2%
Containers & Packaging	3.2%
Diversified Financial Services	2.6%
Engineering & Construction	2.6%
Software	2.5%
Chemicals	2.4%
Pharmaceuticals	2.1%
Internet	2.1%
Lodging	2.0%
Auto Manufacturers	1.9%
Healthcare-Products	1.7%
Electric Utilities	1.3%
Retail	1.2%
Consumer Products	1.2%
Home Builders	1.0%
Computers	1.0%
Semiconductors	1.0%
Equity Real Estate Investment Trusts (REITs)	0.7%
Transportation	0.7%
Leisure	0.7%
Metals & Mining	0.6%
Insurance	0.6%
Electrical Equipment	0.6%
Real Estate	0.6%
Aerospace & Defense	0.5%
Housewares	0.5%
Machinery-Diversified	0.5%
U.S. Treasury Obligations	0.5%
Building Materials	0.3%
Metal Fabricate/Hardware	0.3%
Repurchase Agreements	1.6%
Other assets less liabilities	1.4%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—96.5%
Australia—1.8%
Australia & New Zealand Banking Group Ltd.	20,821	$484,996

Canada—1.0%
Gibson Energy, Inc.	18,210	258,610

Denmark—1.4%
Novo Nordisk A/S, Class B	8,017	385,447

France—1.7%
Bureau Veritas S.A.	17,799	459,345

Germany—7.2%
adidas AG	1,510	341,965
Fresenius SE & Co. KGaA	6,023	487,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,753	589,214
SAP SE	4,831	529,696

		1,947,954

Japan—4.2%
Daikin Industries Ltd.	6,100	617,762
Keyence Corp.	1,000	531,868

		1,149,630

Korea (Republic of)—1.8%
Samsung Electronics Co., Ltd. GDR	434	492,240

Spain—4.3%
Amadeus IT Group S.A.	11,149	725,117
Industria de Diseno Textil S.A.	12,019	453,119

		1,178,236

Sweden—5.9%
Assa Abloy AB, Class B	23,930	547,887
Atlas Copco AB, Class A	14,801	627,893
Skandinaviska Enskilda Banken AB, Class A	31,359	413,725

		1,589,505

Switzerland—3.5%
Roche Holding AG	2,491	636,750
UBS Group AG (b)	17,531	299,902

		936,652

United Kingdom—13.3%
AstraZeneca PLC	5,851	389,100
Prudential PLC	33,245	795,569
Reckitt Benckiser Group PLC	5,413	494,575
Royal Dutch Shell PLC, Class B	17,146	527,859
Unilever PLC	10,830	626,833
Vodafone Group PLC	147,912	414,181
WPP PLC	19,136	355,089

		3,603,206

United States—50.4%
Accenture PLC, Class A	4,644	627,265
Agilent Technologies, Inc.	9,606	616,705
Alphabet, Inc., Class A (b)	881	857,847
American Express Co.	8,336	754,075
Apple, Inc.	4,291	661,329
Biogen, Inc. (b)	1,411	441,812
Citigroup, Inc.	10,193	741,439
Colgate-Palmolive Co.	5,941	432,802
Eaton Corp. PLC	7,890	605,873
Ecolab, Inc.	3,436	441,904
EOG Resources, Inc.	4,813	465,610
Estee Lauder Cos., Inc., Class A	5,634	607,571

	Shares	Value
International Flavors & Fragrances, Inc.	3,726	$532,483
Intuit, Inc.	3,860	548,660
Johnson & Johnson	4,115	534,991
Microsoft Corp.	9,134	680,392
Mondelez International, Inc., Class A	9,847	400,379
Priceline Group, Inc. (b)	302	552,908
S&P Global, Inc.	3,779	590,695
Schlumberger Ltd.	4,915	342,870
Starbucks Corp.	9,960	534,952
Visa, Inc., Class A	10,005	1,052,926
Xylem, Inc.	9,900	620,037

		13,645,525

Total Common Stock (cost—$21,897,216)		26,131,346

Preferred Stock—1.2%
Germany—1.2%
Henkel AG & Co. KGaA (cost—$258,078)	2,322	316,355

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $654,007; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $671,767 including accrued interest
(cost—$654,000)	$654	654,000

Total Investments (cost—$22,809,294) (a)—100.1%		27,101,701

Liabilities in excess of other assets—(0.1)%		(20,364)

Net Assets—100.0%		$27,081,337

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $12,543,566, representing 46.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

GDR—Global Depositary Receipt

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	153

Schedule of Investments

September 30, 2017

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

IT Services	8.9%
Pharmaceuticals	7.2%
Software	6.5%
Banks	6.0%
Insurance	5.1%
Oil, Gas & Consumable Fuels	4.6%
Machinery	4.6%
Household Products	4.6%
Personal Products	4.5%
Building Products	4.3%
Technology Hardware, Storage & Peripherals	4.3%
Chemicals	3.6%
Capital Markets	3.3%
Internet Software & Services	3.2%
Consumer Finance	2.8%
Life Sciences Tools & Services	2.3%
Electrical Equipment	2.2%
Internet & Catalog Retail	2.0%
Hotels, Restaurants & Leisure	2.0%
Electronic Equipment, Instruments & Components	2.0%
Healthcare Providers & Services	1.8%
Professional Services	1.7%
Specialty Retail	1.7%
Biotechnology	1.6%
Wireless Telecommunication Services	1.5%
Food Products	1.5%
Media	1.3%
Energy Equipment & Services	1.3%
Textiles, Apparel & Luxury Goods	1.3%
Repurchase Agreements	2.4%
Liabilities in excess of other assets	(0.1)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—94.8%
Austria—1.1%
Wienerberger AG	298,843	$7,305,132

Canada—2.2%
Stantec, Inc.	497,861	13,817,613

China—9.2%
Beijing Enterprises Water Group Ltd.	25,938,000	20,976,814
China Everbright International Ltd.	12,350,000	15,562,649
Guangdong Investment Ltd.	15,070,000	21,518,641

		58,058,104

Finland—3.7%
Uponor Oyj	756,642	13,120,540
Wartsila Oyj Abp	141,638	10,027,380

		23,147,920

France—11.0%
Suez	1,764,473	32,217,280
Veolia Environnement S.A.	1,608,677	37,173,271

		69,390,551

Germany—1.8%
GEA Group AG	256,505	11,677,007

Italy—0.8%
ACEA SpA	335,755	5,206,396

Japan—2.5%
Kubota Corp.	521,300	9,482,797
Kurita Water Industries Ltd.	220,600	6,375,372

		15,858,169

Netherlands—3.9%
Aalberts Industries NV	507,122	24,513,212

Switzerland—10.0%
Belimo Holding AG	643	2,575,719
Geberit AG	118,775	56,229,953
Sulzer AG	40,000	4,725,564

		63,531,236

United Kingdom—11.9%
Halma PLC	1,305,968	19,595,705
Pennon Group PLC	1,764,532	18,840,355
Severn Trent PLC	921,119	26,830,782
United Utilities Group PLC	874,138	10,009,127

		75,275,969

United States—36.7%
American Water Works Co., Inc.	596,669	48,276,489
Badger Meter, Inc.	154,209	7,556,241
Danaher Corp.	424,734	36,433,682
Franklin Electric Co., Inc.	269,566	12,090,035
IDEX Corp.	241,883	29,381,528
Mueller Water Products, Inc., Class A	927,530	11,872,384
Pentair PLC	174,054	11,828,710
Tetra Tech, Inc.	320,000	14,896,000
Watts Water Technologies, Inc., Class A	140,900	9,750,280
Xylem, Inc.	799,392	50,065,921

		232,151,270

Total Common Stock (cost—$490,164,277)		599,932,579

	Principal Amount (000s)	Value
Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $31,919,319; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $32,559,551 including accrued interest
(cost—$31,919,000)	$31,919	$31,919,000

Total Investments (cost—$522,083,277) (a)—99.8%		631,851,579

Other assets less liabilities—0.2%		1,190,647

Net Assets—100.0%		$633,042,226

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $331,428,637, representing 52.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	30.3%
Water Utilities	23.1%
Multi-Utilities	11.8%
Building Products	11.4%
Healthcare Equipment & Supplies	5.8%
Commercial Services & Supplies	4.8%
Electronic Equipment, Instruments & Components	4.3%
Professional Services	2.2%
Construction Materials	1.1%
Repurchase Agreements	5.0%
Other assets less liabilities	0.2%

100.0%

154	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—94.1%
Aerospace & Defense—2.4%
KLX, Inc. (a)(b),
5.875%, 12/1/22	$1,215	$1,277,512
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	1,998	2,055,443
TransDigm, Inc.,
6.50%, 5/15/25	2,385	2,462,512
Triumph Group, Inc. (a)(b),
7.75%, 8/15/25	420	443,100

		6,238,567

Apparel & Textiles—0.2%
Hanesbrands, Inc. (a)(b),
4.625%, 5/15/24	395	413,269

Auto Components—1.3%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,690	1,750,139
Delphi Jersey Holdings PLC (a)(b),
5.00%, 10/1/25	980	999,600
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	575	603,031

		3,352,770

Auto Manufacturers—0.6%
Navistar International Corp.,
8.25%, 11/1/21	1,473	1,482,243

Banks—0.9%
CIT Group, Inc.,
5.00%, 8/15/22	645	699,632
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	1,500	1,597,720

		2,297,352

Building Materials—0.7%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	1,820	1,931,475

Chemicals—4.3%
Chemours Co.,
7.00%, 5/15/25	1,995	2,219,437
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	1,620	1,745,550
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	2,455	2,550,131
Trinseo Materials Operating SCA (a)(b),
5.375%, 9/1/25	990	1,020,938
Tronox Finance PLC (a)(b),
5.75%, 10/1/25	1,755	1,803,263
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	1,810	1,905,025

		11,244,344

Commercial Services—4.5%
Cardtronics, Inc.,
5.125%, 8/1/22	1,105	1,146,438
5.50%, 5/1/25 (a)(b)	820	840,922
Cenveo Corp. (a)(b),
6.00%, 5/15/24	2,299	2,034,615
Gartner, Inc. (a)(b),
5.125%, 4/1/25	1,380	1,459,350
KAR Auction Services, Inc. (a)(b),
5.125%, 6/1/25	1,695	1,767,037
RR Donnelley & Sons Co.,
7.00%, 2/15/22	1,730	1,790,550

	Principal Amount (000s)	Value
United Rentals North America, Inc.,
4.625%, 10/15/25	$630	$639,450
5.50%, 7/15/25	2,000	2,154,900

		11,833,262

Computers—2.1%
Dell International LLC (a)(b),
7.125%, 6/15/24	1,680	1,856,693
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	2,000	2,075,000
Western Digital Corp.,
10.50%, 4/1/24	1,470	1,730,925

		5,662,618

Containers & Packaging—0.2%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	385	409,063

Distribution/Wholesale—1.1%
H&E Equipment Services, Inc. (a)(b),
5.625%, 9/1/25	1,205	1,274,288
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	1,450	1,555,125

		2,829,413

Diversified Financial Services—5.0%
Ally Financial, Inc.,
5.75%, 11/20/25	1,920	2,088,864
8.00%, 3/15/20	805	907,638
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,615	2,340,425
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	1,900	2,004,500
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,250	1,278,906
Navient Corp.,
6.625%, 7/26/21	1,250	1,340,625
7.25%, 9/25/23	1,805	1,969,706
Springleaf Finance Corp.,
8.25%, 10/1/23	1,170	1,339,650

		13,270,314

Electric Utilities—0.9%
NRG Energy, Inc.,
6.25%, 5/1/24	2,400	2,508,000

Engineering & Construction—1.8%
AECOM,
5.875%, 10/15/24	2,305	2,564,773
Tutor Perini Corp. (a)(b),
6.875%, 5/1/25	1,940	2,109,750

		4,674,523

Entertainment—2.6%
AMC Entertainment Holdings, Inc.,
6.125%, 5/15/27	1,640	1,627,700
Cedar Fair L.P.,
5.375%, 6/1/24	2,145	2,265,656
5.375%, 4/15/27 (a)(b)	805	847,263
International Game Technology PLC (a)(b),
6.25%, 2/15/22	1,800	1,998,900

		6,739,519

Equity Real Estate Investment Trusts (REITs)—1.0%
CyrusOne L.P. (a)(b),
5.00%, 3/15/24	1,210	1,276,550
5.375%, 3/15/27	840	903,000
Equinix, Inc.,
5.375%, 5/15/27	470	512,300

		2,691,850

Food & Beverage—1.3%
Albertsons Cos. LLC,
6.625%, 6/15/24	750	702,188

	Principal Amount (000s)	Value
Lamb Weston Holdings, Inc. (a)(b),
4.875%, 11/1/26	$855	$899,887
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	1,750	1,811,250

		3,413,325

Healthcare-Products—1.4%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	985	1,024,400
Hologic, Inc. (a)(b),
5.25%, 7/15/22	745	785,044
Teleflex, Inc.,
5.25%, 6/15/24	1,705	1,811,562

		3,621,006

Healthcare-Services—4.7%
Centene Corp.,
4.75%, 1/15/25	520	540,800
Community Health Systems, Inc.,
6.25%, 3/31/23	650	644,313
7.125%, 7/15/20	1,145	1,037,656
DaVita, Inc.,
5.125%, 7/15/24	1,860	1,855,350
Envision Healthcare Corp. (a)(b),
6.25%, 12/1/24	935	1,006,294
HCA, Inc.,
7.50%, 2/15/22	2,100	2,414,349
Kindred Healthcare, Inc.,
6.375%, 4/15/22	1,528	1,390,480
8.75%, 1/15/23	1,010	946,774
Tenet Healthcare Corp.,
5.125%, 5/1/25 (a)(b)	750	741,562
8.125%, 4/1/22	1,905	1,943,100

		12,520,678

Home Builders—2.0%
Beazer Homes USA, Inc.,
5.875%, 10/15/27 (a)(b)(c)	450	451,125
8.75%, 3/15/22	805	893,550
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	590	605,487
CalAtlantic Group, Inc.,
5.875%, 11/15/24	1,800	1,973,250
KB Home,
8.00%, 3/15/20	1,155	1,304,896

		5,228,308

Household Products/Wares—0.7%
Spectrum Brands, Inc.,
5.75%, 7/15/25	1,660	1,776,200

Insurance—0.7%
CNO Financial Group, Inc.,
5.25%, 5/30/25	1,735	1,856,450

Internet—1.4%
Symantec Corp. (a)(b),
5.00%, 4/15/25	1,555	1,629,842
Zayo Group LLC (a)(b),
5.75%, 1/15/27	1,855	1,970,938

		3,600,780

Internet & Catalog Retail—0.8%
Netflix, Inc.,
5.875%, 2/15/25	1,925	2,110,281

Iron/Steel—2.0%
AK Steel Corp.,
7.00%, 3/15/27	655	670,556
7.50%, 7/15/23	1,045	1,141,663
Steel Dynamics, Inc.,
5.50%, 10/1/24	830	890,175

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	155

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
United States Steel Corp.,
6.875%, 8/15/25	$1,360	$1,397,400
United States Steel Corp. (a)(b),
8.375%, 7/1/21	1,175	1,301,312

		5,401,106

Lodging—1.1%
MGM Resorts International,
6.625%, 12/15/21	1,750	1,973,125
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	905	944,594

		2,917,719

Machinery-Construction & Mining—0.6%
Terex Corp. (a)(b),
5.625%, 2/1/25	1,390	1,466,450

Machinery-Diversified—0.5%
Tennant Co. (a)(b),
5.625%, 5/1/25	930	969,525
Zebra Technologies Corp.,
7.25%, 10/15/22	266	282,126

		1,251,651

Media—7.2%
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	560	569,100
5.75%, 1/15/24	1,745	1,816,981
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	1,845	1,909,575
CSC Holdings LLC,
6.75%, 11/15/21	1,960	2,170,700
DISH DBS Corp.,
5.875%, 7/15/22	2,500	2,662,500
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	2,180	2,250,850
LIN Television Corp.,
5.875%, 11/15/22	1,630	1,707,425
LiveStyle, Inc. (a)(b)(d)(f)(g)(i),
9.625%, 2/1/19
(acquisition cost—$2,787,813; purchased 1/31/14-2/3/14)	2,761	17,256
McClatchy Co.,
9.00%, 12/15/22	2,385	2,474,437
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	2,295	2,381,063
Sirius XM Radio, Inc. (a)(b),
5.00%, 8/1/27	1,135	1,163,375

		19,123,262

Metal Fabricate/Hardware—0.5%
Park-Ohio Industries, Inc.,
6.625%, 4/15/27	970	1,050,025
TriMas Corp. (a)(b),
4.875%, 10/15/25	405	409,050

		1,459,075

Mining—3.1%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	1,500	1,668,750
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,835	1,811,494
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	385	411,950
7.625%, 1/15/25	1,730	1,881,410
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	1,765	1,981,212
Teck Resources Ltd. (a)(b),
8.50%, 6/1/24	375	431,250

		8,186,066

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—0.4%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	$980	$1,055,950

Oil, Gas & Consumable Fuels—8.5%
AmeriGas Partners L.P.,
5.875%, 8/20/26	1,065	1,112,925
Callon Petroleum Co.,
6.125%, 10/1/24	955	1,002,750
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	1,735	1,703,553
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	1,435	1,463,700
Chesapeake Energy Corp. (a)(b),
8.00%, 1/15/25	910	921,375
Continental Resources, Inc.,
5.00%, 9/15/22	2,125	2,167,500
CVR Refining LLC,
6.50%, 11/1/22	1,000	1,025,000
Ensco PLC,
5.20%, 3/15/25	185	156,325
EP Energy LLC,
9.375%, 5/1/20	1,655	1,386,063
Noble Holding International Ltd.,
7.75%, 1/15/24	635	566,738
Oasis Petroleum, Inc.,
6.875%, 3/15/22	2,075	2,121,687
Range Resources Corp.,
4.875%, 5/15/25	1,995	1,975,050
Rice Energy, Inc.,
6.25%, 5/1/22	2,000	2,092,500
Sanchez Energy Corp.,
6.125%, 1/15/23	2,560	2,214,400
Sunoco L.P.,
6.375%, 4/1/23	1,805	1,926,837
Weatherford International Ltd.,
8.25%, 6/15/23	690	712,425

		22,548,828

Paper & Forest Products—0.7%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,943,625

Pharmaceuticals—1.7%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	1,930	1,582,600
Horizon Pharma, Inc.,
6.625%, 5/1/23	945	926,100
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	1,390	1,224,937
7.50%, 7/15/21	720	720,000

		4,453,637

Pipelines—1.8%
Crestwood Midstream Partners L.P.,
5.75%, 4/1/25	710	727,750
Energy Transfer Equity L.P.,
5.875%, 1/15/24	670	722,763
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,644	1,833,905
Tesoro Logistics L.P.,
6.25%, 10/15/22	1,255	1,341,281

		4,625,699

Real Estate—2.0%
Iron Mountain, Inc. (a)(b),
4.875%, 9/15/27	985	1,008,394
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,564,733
Uniti Group L.P.,
8.25%, 10/15/23	1,800	1,597,500

		5,170,627

	Principal Amount (000s)	Value
Retail—2.4%
1011778 BC ULC (a)(b),
5.00%, 10/15/25	$680	$695,300
5.00%, 10/15/25, Ser. OCT (c)	735	751,538
Conn’s, Inc.,
7.25%, 7/15/22	2,355	2,307,900
Dollar Tree, Inc.,
5.75%, 3/1/23	1,315	1,393,374
KFC Holding Co. (a)(b),
4.75%, 6/1/27	1,165	1,202,862

		6,350,974

Semiconductors—2.9%
Advanced Micro Devices, Inc.,
7.00%, 7/1/24	500	531,250
7.50%, 8/15/22	1,683	1,910,205
Amkor Technology, Inc.,
6.375%, 10/1/22	1,200	1,244,160
Micron Technology, Inc. (a)(b),
5.25%, 8/1/23	290	303,920
Qorvo, Inc.,
7.00%, 12/1/25	1,700	1,946,500
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	1,535	1,696,175

		7,632,210

Semiconductors & Semiconductor Equipment—0.2%
Microsemi Corp. (a)(b),
9.125%, 4/15/23	570	653,363

Software—3.9%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	1,100	1,188,000
First Data Corp. (a)(b),
7.00%, 12/1/23	2,235	2,392,120
j2 Cloud Services LLC (a)(b),
6.00%, 7/15/25	1,910	2,007,887
MSCI, Inc. (a)(b),
5.25%, 11/15/24	925	989,750
Open Text Corp. (a)(b),
5.625%, 1/15/23	1,220	1,284,050
Rackspace Hosting, Inc. (a)(b),
8.625%, 11/15/24	810	865,688
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	1,585	1,680,774

		10,408,269

Specialty Retail—0.4%
L Brands, Inc.,
6.875%, 11/1/35	1,155	1,131,900

Telecommunications—10.6%
CenturyLink, Inc., Ser. Y,
7.50%, 4/1/24	2,250	2,334,848
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,435	1,406,300
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	1,060	1,065,300
6.00%, 6/15/25	1,415	1,519,356
Consolidated Communications, Inc.,
6.50%, 10/1/22	2,270	2,193,388
Frontier Communications Corp.,
10.50%, 9/15/22	1,690	1,478,750
GTT Communications, Inc. (a)(b),
7.875%, 12/31/24	1,540	1,640,100

156	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	$2,250	$2,563,357
Level 3 Financing, Inc.,
5.375%, 5/1/25	2,000	2,061,250
Sprint Communications, Inc.,
6.00%, 11/15/22	1,500	1,619,550
11.50%, 11/15/21	2,250	2,871,135
T-Mobile USA, Inc.,
6.625%, 4/1/23	960	1,012,819
6.836%, 4/28/23	1,835	1,942,806
West Corp. (a)(b),
5.375%, 7/15/22	2,475	2,505,938
Windstream Services LLC,
7.50%, 6/1/22	2,500	1,881,250

		28,096,147

Transportation—1.0%
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	580	607,550
6.50%, 6/15/22	1,895	1,996,856

		2,604,406

Total Corporate Bonds & Notes (cost—$240,521,373)		248,186,574

	Shares
Preferred Stock (a)(e)(f)(h)(i)— 2.5%
Media—2.5%
LiveStyle, Inc., Ser. A	6,269	626,900
LiveStyle, Inc., Ser. B	57,581	5,758,100

Total Preferred Stock (cost—$6,259,719)		6,385,000

Common Stock (a)(e)(f)(h)— 0.2%
Advertising—0.2%
Affinion Group Holdings, Inc. Class A (g) (acquisition cost—$769,740; purchased 11/9/15-11/12/15)	43,401	489,997

Aerospace & Defense—0.0%
Erickson, Inc.	2,675	77,816

Media—0.0%
LiveStyle, Inc. (i)	67,983	7

Total Common Stock (cost—$2,260,807)		567,820

	Units
Warrants (a)(e)(f)(h)— 0.0%
Commercial Services—0.0%
Cenveo Corp., strike price $12.00, expires 6/10/24	243,090	45,640

Media—0.0%
LiveStyle, Inc. Ser. C, (i) expires 11/30/21	14,500	1

Total Warrants (cost—$67,409)		45,641

	Principal Amount (000s)	Value
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $4,531,045; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $4,622,507 including accrued interest
(cost—$4,531,000)	$4,531	$4,531,000

Total Investments (cost—$253,640,308)—98.5%		259,716,035

Other assets less liabilities—1.5%		4,022,817

Net Assets—100.0%		$263,738,852

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $103,558,665, representing 39.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $96,560,204, representing 36.6% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(d) In default.

(e) Fair-Valued—Securities with an aggregate value of $6,998,461, representing 2.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(g) Restricted. The aggregate acquisition cost of such securities is $3,557,553. The aggregate value is $507,253, representing 0.2% of net assets.

(h) Non-income producing.

(i) A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 2.5% of net assets.

AllianzGI International Growth Fund

	Shares	Value
Common Stock—99.5%
Australia—1.0%
CSL Ltd.	1,745	$183,702

Brazil—4.3%
Lojas Renner S.A.	16,749	190,698
Odontoprev S.A.	38,544	187,782
Raia Drogasil S.A.	10,901	258,142
WEG S.A.	23,441	158,388

		795,010

Canada—9.3%
Alimentation Couche-Tard, Inc., Class B	10,762	490,770
Canadian National Railway Co.	4,150	343,840
Constellation Software, Inc.	717	391,177
Restaurant Brands International, Inc.	7,920	506,017

		1,731,804

China—11.0%
Alibaba Group Holding Ltd. ADR (c)	3,758	649,044
Baidu, Inc. ADR (c)	1,568	388,378
Tencent Holdings Ltd.	16,553	723,708
Weibo Corp. ADR (c)	2,990	295,831

		2,056,961

Denmark—9.2%
Ambu A/S, Class B	4,807	372,300
Coloplast A/S, Class B	2,409	195,866
DSV A/S	7,406	561,049
Novo Nordisk A/S, Class B	12,137	583,532

		1,712,747

France—4.0%
Dassault Systemes SE	2,048	207,202
Ingenico Group S.A.	2,271	215,299
Legrand S.A.	2,328	168,012
Societe BIC S.A.	1,363	163,383

		753,896

Germany—12.9%
Bechtle AG	3,801	284,899
Fresenius SE & Co. KGaA	3,484	281,751
Infineon Technologies AG	25,338	638,832
SAP SE	6,480	710,501
Scout24 AG (a)	6,791	277,873
Zalando SE (a)(c)	4,236	212,616

		2,406,472

Hong Kong—2.4%
AIA Group Ltd.	61,434	454,814

India—1.3%
HDFC Bank Ltd. ADR	2,514	242,274

Indonesia—1.9%
Ace Hardware Indonesia Tbk PT	2,036,110	183,672
Bank Central Asia Tbk PT	109,118	164,542

		348,214

Ireland—3.4%
Kingspan Group PLC	7,661	325,782
Ryanair Holdings PLC ADR (c)	2,981	314,257

		640,039

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	157

Schedule of Investments

September 30, 2017

	Shares	Value
Japan—6.6%
Hoshizaki Corp.	2,642	$232,082
Keyence Corp.	809	430,281
Nippon Paint Holdings Co., Ltd.	4,715	160,401
Sundrug Co., Ltd.	6,332	262,394
Sysmex Corp.	2,364	151,038

		1,236,196

Korea (Republic of)—1.5%
LG Household & Health Care Ltd.	341	278,671

Mexico—1.0%
Fomento Economico Mexicano S.A.B de C.V. UNIT	19,494	186,140

Netherlands—2.8%
ASML Holding NV	2,018	344,831
GrandVision NV (a)	7,185	181,619

		526,450

Philippines—1.4%
Jollibee Foods Corp.	23,572	113,131
Universal Robina Corp.	48,389	145,756

		258,887

South Africa—1.2%
PSG Group Ltd.	12,948	223,895

Spain—2.8%
Amadeus IT Group S.A.	4,907	319,145
Industria de Diseno Textil S.A.	5,476	206,446

		525,591

	Shares	Value
Sweden—7.1%
Assa Abloy AB, Class B	12,122	$277,538
Atlas Copco AB, Class A	7,564	320,882
Hexagon AB, Class B	5,333	264,560
Hexpol AB	26,042	274,308
Trelleborg AB, Class B	7,721	193,526

		1,330,814

Switzerland—3.6%
Cie Financiere Richemont S.A.	2,719	248,886
Partners Group Holding AG	337	228,789
Roche Holding AG	751	191,971

		669,646

United Kingdom—9.8%
British American Tobacco PLC	8,122	508,467
DCC PLC	3,397	329,854
Prudential PLC	3,921	93,832
Reckitt Benckiser Group PLC	5,479	500,605
Shire PLC	1,725	87,861
Unilever PLC	5,193	300,567

		1,821,186

United States—1.0%
Samsonite International S.A.	41,113	176,554

Total Common Stock (cost—$14,762,158)		18,559,963

	Principal Amount (000s)	Value
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $166,002; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $173,814 including accrued interest
(cost—$166,000)	$166	$166,000

Total Investments (cost—$14,928,158) (b)—100.4%		18,725,963

Liabilities in excess of other assets (d)—(0.4)%		(71,523)

Net Assets—100.0%		$18,654,440

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $672,108, representing 3.6% of net assets.

(b) Securities with an aggregate value of $12,945,205, representing 69.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and
Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Purchased:
794,749 South African Rand settling 10/2/17	Northern Trust Company	$58,708	$58,702	$(6)
Sold:
34,194 Brazilian Real settling 10/2/17	State Street Bank	10,708	10,797	(89)
3,828,651 Japanese Yen settling 10/3/17	Northern Trust Company	34,051	34,025	26

				$(69)

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Internet Software & Services	12.5%
Software	7.0%
Food & Staples Retailing	5.4%
Semiconductors & Semiconductor Equipment	5.3%
Electronic Equipment, Instruments & Components	4.9%
Road & Rail	4.9%
Machinery	4.8%
Pharmaceuticals	4.2%
Healthcare Equipment & Supplies	3.9%
Hotels, Restaurants & Leisure	3.3%
IT Services	3.2%
Building Products	3.2%
Personal Products	3.1%
Specialty Retail	3.1%
Insurance	2.9%
Tobacco	2.7%
Household Products	2.7%

Healthcare Providers & Services	2.5%
Chemicals	2.3%
Textiles, Apparel & Luxury Goods	2.3%
Banks	2.2%
Industrial Conglomerates	1.8%
Airlines	1.7%
Biotechnology	1.5%
Capital Markets	1.2%
Diversified Financial Services	1.2%
Internet & Catalog Retail	1.1%
Multi-Line Retail	1.0%
Beverages	1.0%
Electrical Equipment	0.9%
Commercial Services & Supplies	0.9%
Food Products	0.8%
Repurchase Agreements	0.9%
Liabilities in excess of other assets	(0.4)%

100.0%

158	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—95.5%
Australia—3.6%
Australian Pharmaceutical Industries Ltd.	196,500	$230,334
Boral Ltd.	225,234	1,200,930
Challenger Ltd.	76,794	752,755
Downer EDI Ltd.	186,019	991,229
Mantra Group Ltd.	322,500	808,467
McMillan Shakespeare Ltd.	14,851	171,527
Santos Ltd. (c)	385,929	1,223,823

		5,379,065

Austria—2.2%
Schoeller-Bleckmann Oilfield Equipment AG (c)	15,203	1,216,643
Wienerberger AG	87,513	2,139,230

		3,355,873

China—3.2%
Angel Yeast Co., Ltd., Class A	141,850	544,531
China Everbright Greentech Ltd. (a)(c)	818,235	692,073
China Everbright International Ltd.	730,000	919,897
China State Construction International Holdings Ltd.	520,000	760,219
CIFI Holdings Group Co., Ltd.	672,000	375,497
Nexteer Automotive Group Ltd. (c)	126,000	217,217
Sunny Optical Technology Group Co., Ltd.	48,000	770,592
YY, Inc. ADR (c)	6,275	544,544

		4,824,570

Denmark—2.9%
Ambu A/S, Class B	31,899	2,470,564
SimCorp A/S	30,242	1,848,554

		4,319,118

Finland—2.6%
Huhtamaki Oyj	41,935	1,693,619
Outotec Oyj (c)	279,298	2,211,611

		3,905,230

France—5.3%
APERAM S.A.	38,662	2,026,095
Korian S.A.	53,156	1,751,263
Nexity S.A. (c)	36,364	2,222,142
Sartorius Stedim Biotech	27,882	1,932,594

		7,932,094

Germany—7.4%
Aareal Bank AG	49,347	2,091,898
Bechtle AG	28,486	2,135,131
CANCOM SE	32,341	2,429,583
Deutsche Pfandbriefbank AG (a)	176,584	2,646,957
Hella KGaA Hueck & Co.	32,765	1,931,889

		11,235,458

Hong Kong—1.6%
Johnson Electric Holdings Ltd.	205,000	785,872
Microport Scientific Corp.	837,000	771,468
Techtronic Industries Co., Ltd.	155,500	832,404

		2,389,744

	Shares	Value
Indonesia—1.0%
Jasa Marga Persero Tbk PT	2,289,200	$951,543
Waskita Beton Precast Tbk PT	21,149,100	565,592

		1,517,135

Ireland—2.7%
Glanbia PLC	94,805	1,787,198
Kingspan Group PLC	55,639	2,366,036

		4,153,234

Italy—2.8%
De’ Longhi SpA	65,270	2,102,580
FinecoBank Banca Fineco SpA	240,872	2,138,590

		4,241,170

Japan—30.1%
COMSYS Holdings Corp.	79,600	1,901,367
Daifuku Co., Ltd.	59,100	2,914,446
Disco Corp.	10,500	2,139,956
Fujitsu General Ltd.	122,900	2,487,335
Gunma Bank Ltd.	466,473	2,889,885
Kenko Mayonnaise Co., Ltd.	23,200	567,945
KH Neochem Co., Ltd.	49,200	1,206,425
Lion Corp.	129,800	2,371,695
MISUMI Group, Inc.	132,200	3,484,402
Mitsubishi UFJ Lease & Finance Co., Ltd.	412,400	2,188,080
Morinaga Milk Industry Co., Ltd.	36,200	1,383,427
Nippon Carbon Co., Ltd.	13,600	531,904
Nissha Printing Co., Ltd.	72,500	1,969,374
Okamura Corp.	106,300	1,214,982
Persol Holdings Co., Ltd.	93,100	2,169,254
Pigeon Corp.	26,200	895,666
Rengo Co., Ltd.	325,200	1,935,717
Ryohin Keikaku Co., Ltd.	6,200	1,827,645
Sanwa Holdings Corp.	260,600	2,992,798
Showa Denko KK	23,300	726,984
Siix Corp.	26,900	1,184,053
Start Today Co., Ltd.	39,900	1,264,436
Teijin Ltd.	97,300	1,919,616
Ube Industries Ltd.	112,000	3,241,232

		45,408,624

Netherlands—3.0%
Aalberts Industries NV	47,761	2,308,666
ASR Nederland NV	54,243	2,169,797

		4,478,463

Philippines—0.5%
Cosco Capital, Inc.	1,312,300	219,178
Robinsons Land Corp.	1,033,000	515,224

		734,402

Spain—1.3%
Melia Hotels International S.A.	139,990	2,024,818

Sweden—6.1%
AAK AB	27,286	2,068,231
Fastighets AB Balder, Class B (c)	64,882	1,688,886
Indutrade AB	82,267	2,173,016
JM AB	51,703	1,626,606
NetEnt AB (c)	203,796	1,581,346

		9,138,085

	Shares	Value
Switzerland—6.9%
ams AG (c)	41,555	$3,017,291
Georg Fischer AG	2,022	2,495,351
Interroll Holding AG	1,803	2,599,254
OC Oerlikon Corp. AG (c)	145,114	2,235,924

		10,347,820

Taiwan—1.6%
ASPEED Technology, Inc.	13,000	301,373
Ennoconn Corp.	32,063	461,548
Globalwafers Co., Ltd.	77,000	754,351
King Slide Works Co., Ltd.	26,000	354,314
Sinbon Electronics Co., Ltd.	193,940	513,632

		2,385,218

United Kingdom—10.7%
ASOS PLC (c)	28,748	2,296,270
Auto Trader Group PLC (a)	298,117	1,568,391
Genus PLC	62,442	1,755,444
Intermediate Capital Group PLC	232,325	2,917,117
RPC Group PLC	174,275	2,314,317
Senior PLC	627,049	2,319,154
Spectris PLC	44,282	1,430,659
Tullow Oil PLC (c)	609,145	1,523,029

		16,124,381

Total Common Stock (cost—$110,676,390)		143,894,502

Preferred Stock—1.6%
Germany—1.6%
Jungheinrich AG (cost—$1,607,764)	51,489	2,370,387

Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $4,089,041; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $4,171,531 including accrued interest
(cost—$4,089,000)	$4,089	4,089,000

Total Investments (cost—$116,373,154) (b)—99.8%		150,353,889

Other assets less liabilities (d)—0.2%		375,070

Net Assets—100.0%		$150,728,959

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,907,421, representing 3.3% of net assets.

(b) Securities with an aggregate value of $131,473,159, representing 87.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	159

Schedule of Investments

September 30, 2017

(d) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Purchased:
8,350,291 Japanese Yen settling 10/2/17	Northern Trust Company	$73,783	$74,208	$425
11,915,774 Japanese Yen settling 10/3/17	Northern Trust Company	105,976	105,894	(82)
16,854,415 Japanese Yen settling 10/4/17	Northern Trust Company	149,781	149,791	10
Sold:
53,468,754 Japanese Yen settling 10/2/17	Northern Trust Company	472,453	475,172	(2,719)

				$(2,366)

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	10.1%
Chemicals	4.7%
Household Durables	4.7%
Food Products	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Containers & Packaging	3.9%
Trading Companies & Distributors	3.8%
Building Products	3.6%
Healthcare Equipment & Supplies	3.4%
Commercial Services & Supplies	3.4%
Banks	3.3%
Real Estate Management & Development	3.2%
Thrifts & Mortgage Finance	3.1%
IT Services	3.0%
Metals & Mining	2.8%
Construction Materials	2.6%
Electronic Equipment, Instruments & Components	2.6%
Internet Software & Services	2.5%
Internet & Catalog Retail	2.4%
Household Products	2.2%
Diversified Financial Services	2.0%
Capital Markets	1.9%
Hotels, Restaurants & Leisure	1.9%
Oil, Gas & Consumable Fuels	1.8%
Construction & Engineering	1.8%
Professional Services	1.6%
Aerospace & Defense	1.5%
Insurance	1.4%
Auto Components	1.4%
Healthcare Providers & Services	1.3%
Software	1.2%
Multi-Line Retail	1.2%
Biotechnology	1.2%
Electrical Equipment	0.9%
Energy Equipment & Services	0.8%
Transportation Infrastructure	0.6%
Independent Power Producers & Energy Traders	0.5%
Technology Hardware, Storage & Peripherals	0.3%
Food & Staples Retailing	0.2%
Repurchase Agreements	2.7%
Other assets less liabilities	0.2%

100.0%

160	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.5%
Air Freight & Logistics—0.4%
Echo Global Logistics, Inc. (a)	6,577	$123,976

Auto Components—2.6%
Modine Manufacturing Co. (a)	19,451	374,432
Motorcar Parts of America, Inc. (a)	8,829	260,102
Tower International, Inc.	7,226	196,547

		831,081

Banks—6.0%
Allegiance Bancshares, Inc. (a)	2,815	103,592
Carolina Financial Corp.	5,668	203,368
Equity Bancshares, Inc., Class A (a)	6,600	234,828
First Foundation, Inc. (a)	17,455	312,270
Franklin Financial Network, Inc. (a)	7,426	264,737
National Commerce Corp. (a)	4,456	190,717
Preferred Bank	4,984	300,784
Seacoast Banking Corp. of Florida (a)	14,134	337,661

		1,947,957

Beverages—1.7%
MGP Ingredients, Inc.	5,607	339,953
Primo Water Corp. (a)	18,905	224,024

		563,977

Biotechnology—10.9%
Abeona Therapeutics, Inc. (a)	7,880	134,354
Achaogen, Inc. (a)	5,742	91,585
Adamas Pharmaceuticals, Inc. (a)	3,648	77,228
Advaxis, Inc. (a)	11,376	47,552
Agenus, Inc. (a)	18,294	80,677
BioCryst Pharmaceuticals, Inc. (a)	12,083	63,315
BioSpecifics Technologies Corp. (a)	4,195	195,151
Cara Therapeutics, Inc. (a)	7,929	108,548
Concert Pharmaceuticals, Inc. (a)	9,338	137,735
Corbus Pharmaceuticals Holdings, Inc. (a)	9,442	67,510
Curis, Inc. (a)	23,973	35,720
Cytokinetics, Inc. (a)	8,961	129,934
CytomX Therapeutics, Inc. (a)	5,969	108,457
Dynavax Technologies Corp. (a)	3,737	80,345
Flexion Therapeutics, Inc. (a)	8,427	203,765
Heron Therapeutics, Inc. (a)	8,088	130,621
Ignyta, Inc. (a)	7,222	89,192
ImmunoGen, Inc. (a)	17,720	135,558
Immunomedics, Inc. (a)	10,071	140,793
Inovio Pharmaceuticals, Inc. (a)	16,567	105,035
Iovance Biotherapeutics, Inc. (a)	15,297	118,552
La Jolla Pharmaceutical Co. (a)	6,379	221,862
MacroGenics, Inc. (a)	6,056	111,915
NewLink Genetics Corp. (a)	4,050	41,229
Progenics Pharmaceuticals, Inc. (a)	15,928	117,230
Repligen Corp. (a)	8,019	307,288
Synergy Pharmaceuticals, Inc. (a)	44,100	127,890
TG Therapeutics, Inc. (a)	9,878	117,054
Vanda Pharmaceuticals, Inc. (a)	10,773	192,837
Versartis, Inc. (a)	6,883	16,863

		3,535,795

Building Products—2.4%
Patrick Industries, Inc. (a)	6,258	526,298
PGT Innovations, Inc. (a)	16,083	240,441

		766,739

	Shares	Value
Chemicals—2.6%
American Vanguard Corp.	13,499	$309,127
KMG Chemicals, Inc.	4,399	241,417
Koppers Holdings, Inc. (a)	6,738	310,959

		861,503

Commercial Services & Supplies—0.8%
Hudson Technologies, Inc. (a)	31,502	246,031

Communications Equipment—0.6%
EMCORE Corp. (a)	23,864	195,685

Construction & Engineering—3.0%
Argan, Inc.	4,910	330,197
NV5 Global, Inc. (a)	7,238	395,557
Sterling Construction Co., Inc. (a)	17,492	266,403

		992,157

Construction Materials—1.3%
U.S. Concrete, Inc. (a)	5,703	435,139

Diversified Consumer Services—0.8%
Carriage Services, Inc.	10,801	276,506

Diversified Telecommunication Services—0.7%
ORBCOMM, Inc. (a)	23,073	241,574

Electronic Equipment, Instruments & Components—2.2%
ePlus, Inc. (a)	4,850	448,382
Mesa Laboratories, Inc.	1,849	276,093

		724,475

Food Products—1.0%
John B Sanfilippo & Son, Inc.	4,615	310,636

Healthcare Equipment & Supplies—9.5%
Antares Pharma, Inc. (a)	59,371	192,362
AtriCure, Inc. (a)	11,529	257,904
AxoGen, Inc. (a)	19,453	376,416
CryoLife, Inc. (a)	13,610	308,947
Cutera, Inc. (a)	11,626	480,735
GenMark Diagnostics, Inc. (a)	21,186	204,021
Heska Corp. (a)	1,878	165,433
LeMaitre Vascular, Inc.	14,931	558,718
Surmodics, Inc. (a)	7,445	230,795
Tactile Systems Technology, Inc. (a)	10,300	318,785

		3,094,116

Healthcare Providers & Services—3.6%
Aceto Corp.	11,278	126,652
BioTelemetry, Inc. (a)	16,668	550,044
Cross Country Healthcare, Inc. (a)	18,779	267,225
RadNet, Inc. (a)	19,428	224,393

		1,168,314

Healthcare Technology—2.8%
HealthStream, Inc. (a)	5,893	137,719
Tabula Rasa HealthCare, Inc. (a)	10,774	288,097
Vocera Communications, Inc. (a)	15,347	481,435

		907,251

Hotels, Restaurants & Leisure—1.8%
Carrols Restaurant Group, Inc. (a)	24,794	270,254
Eldorado Resorts, Inc. (a)	12,312	315,803

		586,057

Household Durables—1.8%
LGI Homes, Inc. (a)	7,227	351,015
M/I Homes, Inc. (a)	9,112	243,564

		594,579

	Shares	Value
Internet & Catalog Retail—2.0%
Duluth Holdings, Inc., Class B (a)	8,236	$167,109
Nutrisystem, Inc.	8,956	500,640

		667,749

Internet Software & Services—6.0%
Amber Road, Inc. (a)	28,913	222,052
Carbonite, Inc. (a)	13,031	286,682
Five9, Inc. (a)	22,959	548,720
GTT Communications, Inc. (a)	10,584	334,984
Instructure, Inc. (a)	10,520	348,738
LivePerson, Inc. (a)	16,990	230,214

		1,971,390

IT Services—1.4%
Hackett Group, Inc.	15,494	235,354
Planet Payment, Inc. (a)	49,588	212,732

		448,086

Leisure Equipment & Products—0.9%
Nautilus, Inc. (a)	16,614	280,777

Life Sciences Tools & Services—2.4%
Enzo Biochem, Inc. (a)	26,181	274,115
NeoGenomics, Inc. (a)	45,821	509,988

		784,103

Machinery—5.9%
Energy Recovery, Inc. (a)	13,284	104,944
Global Brass & Copper Holdings, Inc.	5,452	184,277
Kadant, Inc.	4,589	452,246
Kornit Digital Ltd. (a)	16,197	247,814
Lydall, Inc. (a)	6,351	363,912
NN, Inc.	10,629	308,241
Titan International, Inc.	25,353	257,333

		1,918,767

Media—0.5%
Entravision Communications Corp., Class A	30,238	172,357

Oil, Gas & Consumable Fuels—2.0%
Evolution Petroleum Corp.	30,173	217,246
Ring Energy, Inc. (a)	20,832	301,856
Sanchez Energy Corp. (a)	24,425	117,728

		636,830

Pharmaceuticals—4.6%
Amphastar Pharmaceuticals, Inc. (a)	9,079	162,242
ANI Pharmaceuticals, Inc. (a)	5,145	270,061
Intersect ENT, Inc. (a)	9,821	305,924
Omeros Corp. (a)	12,856	277,947
Paratek Pharmaceuticals, Inc. (a)	5,080	127,508
Revance Therapeutics, Inc. (a)	4,511	124,278
Teligent, Inc. (a)	33,414	224,208

		1,492,168

Professional Services—1.3%
GP Strategies Corp. (a)	7,252	223,724
Kforce, Inc.	9,374	189,355

		413,079

Semiconductors & Semiconductor Equipment—6.8%
Axcelis Technologies, Inc. (a)	9,940	271,859
AXT, Inc. (a)	35,497	324,798
CEVA, Inc. (a)	7,718	330,330
CyberOptics Corp. (a)	7,202	117,033
FormFactor, Inc. (a)	20,247	341,162
Ichor Holdings Ltd. (a)	12,909	345,961
Impinj, Inc. (a)	6,718	279,536
PDF Solutions, Inc. (a)	14,029	217,309

		2,227,988

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	161

Schedule of Investments

September 30, 2017

	Shares	Value
Software—3.8%
MobileIron, Inc. (a)	35,797	$132,449
Model N, Inc. (a)	18,434	275,588
PROS Holdings, Inc. (a)	7,250	174,942
Silver Spring Networks, Inc. (a)	19,037	307,828
Telenav, Inc. (a)	24,859	157,855
Upland Software, Inc. (a)	9,604	203,221

		1,251,883

Technology Hardware, Storage & Peripherals—0.9%
USA Technologies, Inc. (a)	44,521	278,256

Thrifts & Mortgage Finance—1.9%
First Defiance Financial Corp.	5,683	298,300
Meridian Bancorp, Inc.	17,558	327,457

		625,757

Wireless Telecommunication Services—1.6%
Boingo Wireless, Inc. (a)	24,316	519,633

Total Common Stock (cost—$22,553,200)		32,092,371

	Principal Amount (000s)
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $577,006; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $591,906 including accrued interest
(cost—$577,000)	$577	577,000

Total Investments (cost—$23,130,200)—100.3%		32,669,371

Liabilities in excess of other assets—(0.3)%		(86,272)

Net Assets—100.0%		$32,583,099

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—92.0%
Brazil—6.3%
Atacadao Distribuicao Comercio e Industria Ltd. (e)	84,100	$411,850
Banco Santander Brasil S.A. UNIT	53,300	465,154
CVC Brasil Operadora e Agencia de Viagens S.A.	37,000	478,395
Estacio Participacoes S.A.	49,100	480,435
Instituto Hermes Pardini S.A.	43,300	421,085
Kroton Educacional S.A.	76,100	481,760
Qualicorp S.A.	41,050	491,229
Smiles S.A.	19,300	490,429
Wiz Solucoes e Corretagem de Seguros S.A.	84,900	461,071

		4,181,408

China—26.9%
Agricultural Bank of China Ltd., Class H	970,000	436,646
Anhui Jinhe Industrial Co., Ltd., Class A	137,964	460,032
Bank of China Ltd., Class H	865,000	429,665
Bank of Communications Co., Ltd., Class H	605,000	444,082
China Communications Services Corp., Ltd., Class H	262,000	135,268
China Construction Bank Corp., Class H	516,000	431,093
China Grand Automotive Services Co., Ltd., Ser. A	339,568	431,417
China Lesso Group Holdings Ltd.	656,000	448,579
China Merchants Bank Co., Ltd., Class H	133,100	471,314
China Shenhua Energy Co., Ltd., Class H	180,000	425,582
China State Construction Engineering Corp., Ltd., Class A	302,500	422,593
China Telecom Corp., Ltd., Class H	876,000	450,692
Chongqing Rural Commercial Bank Co., Ltd., Class H	661,000	420,794
Consun Pharmaceutical Group Ltd.	572,000	481,817
Guangdong Provincial Expressway Development Co., Ltd., Class B	533,620	485,010
Guangzhou Automobile Group Co., Ltd., Class H	206,000	478,967
Hua Hong Semiconductor Ltd. (a)	347,000	471,394
Huayu Automotive Systems Co., Ltd., Class A	141,027	478,976
Industrial & Commercial Bank of China Ltd., Class H	618,000	461,961
Kingboard Chemical Holdings Ltd.	86,000	458,017
Kingboard Laminates Holdings Ltd.	272,000	440,585
Lao Feng Xiang Co., Ltd., Class B	113,200	438,459
Lee & Man Paper Manufacturing Ltd.	371,000	477,360
Minth Group Ltd.	93,000	488,721
Nexteer Automotive Group Ltd. (e)	271,000	467,190
Nine Dragons Paper Holdings Ltd.	241,000	476,952

	Shares	Value
People’s Insurance Co. Group of China Ltd., Class H	998,000	$447,875
PICC Property & Casualty Co., Ltd., Class H	249,000	441,702
Qingdao Haier Co., Ltd., Class A	221,200	502,875
Qingdao Port International Co., Ltd., Class H (a)	778,000	498,461
SAIC Motor Corp., Ltd., Class A	99,944	454,967
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	167,300	409,890
Shenzhen Expressway Co., Ltd., Class H	478,000	464,804
Sinopec Shanghai Petrochemical Co., Ltd., Class H	786,000	469,594
Sinopharm Group Co., Ltd., Class H	62,000	274,628
Tangshan Sanyou Chemical Industries Co., Ltd., Class A	253,400	447,051
Wanhua Chemical Group Co., Ltd., Class A	76,700	486,965
YiChang HEC ChangJiang Pharmaceutical Co., Ltd., Class H (a)	172,800	438,806
Zhejiang Expressway Co., Ltd., Class H	356,000	443,470
Zhuzhou Kibing Group Co., Ltd., Class A	580,400	462,342

		17,756,596

Czech Republic—0.7%
Philip Morris CR AS (e)	664	500,201

Hong Kong—2.8%
Man Wah Holdings Ltd.	506,000	454,055
VTech Holdings Ltd.	32,300	472,341
WH Group Ltd. (a)	430,000	457,951
Xinyi Glass Holdings Ltd. (e)	452,000	447,989

		1,832,336

Hungary—0.7%
MOL Hungarian Oil & Gas PLC	41,368	470,460

India—8.1%
Bharat Petroleum Corp., Ltd.	59,177	430,700
Cyient Ltd.	59,630	463,794
DCM Shriram Ltd.	68,409	445,045
Indiabulls Housing Finance Ltd.	23,790	436,488
Indian Oil Corp., Ltd.	70,115	429,477
IRB Infrastructure Developers Ltd.	134,395	438,997
Larsen & Toubro Infotech Ltd. (a)	37,136	457,122
Mphasis Ltd.	46,536	441,128
NTPC Ltd.	166,650	427,252
Power Grid Corp. of India Ltd.	135,100	437,377
PTC India Ltd. (e)	238,853	451,329
Reliance Capital Ltd. (e)	47,372	426,577
Reliance Home Finance Ltd. (e)	34,290	53,073

		5,338,359

Indonesia—2.1%
Bank Negara Indonesia Persero Tbk PT	819,400	450,569
Bank Rakyat Indonesia Persero Tbk PT	399,400	453,446
Bank Tabungan Negara Persero Tbk PT	2,011,500	471,103

		1,375,118

162	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Shares	Value
Korea (Republic of)—12.4%
Dongbu Insurance Co., Ltd.	6,890	$440,193
Hyosung Corp.	3,432	437,360
Hyundai Development Co-Engineering & Construction	13,730	429,224
Hyundai Marine & Fire Insurance Co., Ltd.	11,515	456,694
KC Tech Co., Ltd.	21,520	454,863
Korea Asset In Trust Co., Ltd.	62,150	453,638
KT&G Corp.	4,822	444,978
Kwangju Bank Co., Ltd.	41,320	439,037
Lotte Chemical Corp.	1,335	442,017
Meritz Fire & Marine Insurance Co., Ltd.	22,190	478,089
Poongsan Corp.	9,870	443,589
PSK, Inc.	20,860	434,643
Samsung Electronics Co., Ltd.	211	474,797
SFA Engineering Corp.	13,750	497,970
Shinhan Financial Group Co., Ltd.	10,070	445,076
SK Hynix, Inc.	6,540	476,964
TES Co., Ltd.	17,020	475,819
WONIK IPS Co., Ltd. (e)	16,060	480,431

		8,205,382

Malaysia—2.2%
Padini Holdings Bhd.	444,700	479,191
Serba Dinamik Holdings Bhd.	889,600	489,766
Unisem M Bhd.	511,200	457,019

		1,425,976

Mexico—4.0%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	78,000	431,463
Grupo Financiero Banorte S.A.B de C.V., Class O	67,900	467,470
Grupo Financiero Interacciones S.A. De C.V., Class O	73,500	438,740
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (e)	356,500	471,614
PLA Administradora Industrial S de RL de C.V. REIT (e)	251,300	432,633
Prologis Property Mexico S.A. de C.V. REIT	199,895	395,399

		2,637,319

Philippines—0.7%
Manila Water Co., Inc.	735,300	447,331

Poland—0.7%
Polskie Gornictwo Naftowe i Gazownictwo S.A.	237,984	443,118

Russian Federation—2.1%
Gazprom Neft PJSC ADR	24,602	481,707
Globaltrans Investment PLC GDR	46,132	431,796
TCS Group Holding PLC GDR	28,665	471,539

		1,385,042

South Africa—4.0%
Blue Label Telecoms Ltd.	343,940	443,496
FirstRand Ltd.	104,946	403,555
Investec Property Fund Ltd. REIT	376,138	427,848
Mondi Ltd.	17,239	460,275
Rand Merchant Investment Holdings Ltd.	141,088	432,161
Sappi Ltd.	67,235	457,920

		2,625,255

	Shares	Value
Taiwan—12.8%
Catcher Technology Co., Ltd.	45,000	$420,945
Coretronic Corp.	349,200	408,676
Getac Technology Corp.	317,000	440,192
Greatek Electronics, Inc.	273,000	453,577
Hon Hai Precision Industry Co., Ltd. GDR	61,524	430,668
ITEQ Corp.	221,000	426,625
King Yuan Electronics Co., Ltd.	437,000	429,583
King’s Town Bank Co., Ltd.	433,000	457,575
Kung Long Batteries Industrial Co., Ltd.	87,000	423,672
Pegatron Corp.	161,000	419,215
Phison Electronics Corp.	37,000	439,856
Powertech Technology, Inc.	151,000	436,409
Primax Electronics Ltd.	199,000	493,611
Sinbon Electronics Co., Ltd.	179,000	474,065
Taiwan Semiconductor Manufacturing Co., Ltd.	60,000	429,747
Taiwan Union Technology Corp.	180,000	478,510
Tripod Technology Corp.	128,000	444,071
WT Microelectronics Co., Ltd.	283,000	447,873
Yageo Corp.	66,074	460,208

		8,415,078

Thailand—2.7%
BCPG PCL NVDR	757,700	438,489
PTT PCL NVDR	38,800	475,111
TMB Bank PCL NVDR	5,878,800	444,702
TPI Polene Power PCL NVDR	1,970,200	448,981

		1,807,283

Turkey—2.0%
Selcuk Ecza Deposu Ticaret ve Sanayi AS	477,109	439,271
Soda Sanayii AS	307,406	439,330
Trakya Cam Sanayii AS	453,010	461,374

		1,339,975

United Arab Emirates—0.7%
Dubai Islamic Bank PJSC (e)	273,210	450,389

Vietnam—0.1%
FPT Corp.	17,388	37,298

Total Common Stock (cost—$56,675,663)		60,673,924

Preferred Stock—4.2%
Brazil—1.4%
Alpargatas S.A.	98,600	488,774
Banco do Estado do Rio Grande do Sul S.A., Class B	81,500	453,929

		942,703

Korea (Republic of)—2.1%
LG Household & Health Care Ltd.	838	437,529
Samsung Electronics Co., Ltd.	262	473,916
SK Innovation Co., Ltd.	3,892	474,887

		1,386,332

Russian Federation—0.7%
Transneft PJSC (c)(d)	153	471,283

Total Preferred Stock (cost—$2,496,635)		2,800,318

	Shares	Value
Equity-Linked Securities—1.4%
China—1.4%
Merrill Lynch International & Co.,
Gree Electric Appliances, Inc., Class A, expires 7/21/20	50,541	$288,083
Gree Electric Appliances, Inc., Class A, expires 8/31/18	24,693	140,750
Midea Group Co., Ltd. Class A, expires 9/14/21	72,598	482,051

Total Equity-Linked Securities (cost—$733,924)		910,884

Exchange-Traded Funds—0.1%
iShares MSCI Emerging Markets Index
(cost—$36,134)	800	35,848

	Principal Amounts (000’s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $640,006; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $652,976 including accrued interest
(cost—$640,000)	$640	640,000

Total Investments (cost—$60,582,356) (b)—98.7%		65,060,974

Other assets less liabilities (f)—1.3%		835,362

Net Assets—100.0%		$65,896,336

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $2,323,734, representing 3.5% of net assets.

(b) Securities with an aggregate value of $46,943,889, representing 71.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $471,283, representing 0.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	163

Schedule of Investments

September 30, 2017

(f) Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Forward foreign currency contracts outstanding at September 30, 2017:
Description	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2017	Unrealized Appreciation (Depreciation)
Purchased:
114,208 Turkish Lira settling 10/2/17	Northern Trust Company	$32,114	$32,054	$(60)
Sold:
87,872 Hong Kong Dollar settling 10/10/17	Northern Trust Company	11,253	11,251	2

				$(58)

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	13.7%
Semiconductors & Semiconductor Equipment	8.2%
Electronic Equipment, Instruments & Components	7.6%
Oil, Gas & Consumable Fuels	5.5%
Chemicals	5.5%
Insurance	4.8%
Technology Hardware, Storage & Peripherals	4.1%
Transportation Infrastructure	3.5%
Equity Real Estate Investment Trusts (REITs)	3.3%
Healthcare Providers & Services	3.1%
Auto Components	2.8%
Paper & Forest Products	2.8%
Household Durables	2.8%
Building Products	2.1%
Independent Power Producers & Energy Traders	2.0%
Construction & Engineering	2.0%
Diversified Consumer Services	1.5%
Tobacco	1.4%
Automobiles	1.4%
Textiles, Apparel & Luxury Goods	1.4%
Pharmaceuticals	1.4%
Specialty Retail	1.4%
IT Services	1.4%
Diversified Financial Services	1.3%
Diversified Telecommunication Services	0.9%
Media	0.7%
Energy Equipment & Services	0.7%
Hotels, Restaurants & Leisure	0.7%
Communications Equipment	0.7%
Pipelines	0.7%
Software	0.7%
Food Products	0.7%
Independent Power and Renewable Electricity Producers	0.7%
Water Utilities	0.7%
Metals & Mining	0.7%
Commercial Services & Supplies	0.7%
Personal Products	0.7%
Electric Utilities	0.7%
Thrifts & Mortgage Finance	0.7%
Road & Rail	0.6%
Electrical Equipment	0.6%
Food & Staples Retailing	0.6%
Consumer Finance	0.1%

Exchange-Traded Funds	0.1%
Repurchase Agreements	1.0%
Other assets less liabilities	1.3%

100.0%

164	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—96.9%
Australia—4.4%
Abacus Property Group REIT	16,196	$48,066
Beach Energy Ltd. (c)(d)	61,100	39,195
CSR Ltd.	10,380	38,653
GrainCorp Ltd., Class A	5,216	33,462
Sandfire Resources NL	9,100	41,321

		200,697

Austria—1.0%
Mayr Melnhof Karton AG	324	46,488

Belgium—2.4%
Befimmo S.A. REIT	697	43,965
D’ieteren S.A.	760	34,885
Ontex Group NV	985	33,556

		112,406

Canada—8.8%
BRP, Inc.	1,270	41,080
Canfor Pulp Products, Inc.	4,175	44,535
Cogeco, Inc.	890	58,404
Enbridge Income Fund Holdings, Inc.	1,866	48,065
Laurentian Bank of Canada	875	42,293
Linamar Corp.	689	42,044
Magellan Aerospace Corp.	2,565	36,797
Martinrea International, Inc.	4,105	37,308
Transcontinental, Inc., Class A	2,658	54,939

		405,465

China—3.9%
China Water Affairs Group Ltd.	56,000	39,774
Fufeng Group Ltd. (e)	66,000	45,344
Lee & Man Paper Manufacturing Ltd.	30,000	38,601
Sinopec Kantons Holdings Ltd.	80,000	54,065

		177,784

Denmark—0.9%
Sydbank A/S	1,000	41,590

Finland—2.8%
Ahlstrom-Munksjo Oyj (e)	2,248	46,656
Cramo Oyj	1,400	36,750
Valmet Oyj	2,200	43,254

		126,660

France—1.4%
Euronext NV (a)	1,043	63,496

Germany—1.2%
Duerr AG	400	53,562

Greece—2.0%
FF Group (e)	1,540	33,472
Motor Oil Hellas Corinth Refineries S.A.	2,365	56,491

		89,963

Hong Kong—6.3%
CITIC Telecom International Holdings Ltd.	123,000	35,531
First Pacific Co., Ltd.	68,100	54,446
Giordano International Ltd.	84,000	50,449
Johnson Electric Holdings Ltd.	13,000	49,836
Man Wah Holdings Ltd.	49,600	44,508
Xinyi Glass Holdings Ltd. (e)	54,000	53,521

		288,291

Indonesia—0.7%
Adaro Energy Tbk PT	221,600	30,081

	Shares	Value
Italy—0.8%
A2A SpA	21,021	$36,167

Japan—15.5%
Dowa Holdings Co., Ltd.	1,000	36,729
Fujitec Co., Ltd.	4,100	57,362
Fukushima Industries Corp.	1,200	44,339
Goldcrest Co., Ltd.	1,500	35,583
Haseko Corp.	2,700	36,030
Heiwado Co., Ltd.	1,700	37,221
Kyokuto Kaihatsu Kogyo Co., Ltd.	2,270	38,299
Medipal Holdings Corp.	2,800	48,662
Mitsubishi Shokuhin Co., Ltd.	1,500	43,847
Morita Holdings Corp.	2,440	37,966
Nippo Corp.	2,000	42,815
Nitta Corp.	1,275	46,379
Paramount Bed Holdings Co., Ltd.	1,100	47,310
Raito Kogyo Co., Ltd.	3,400	33,814
T-Gaia Corp.	1,800	35,004
Ulvac, Inc.	700	44,115
Unipres Corp.	1,700	47,304

		712,779

Korea (Republic of)—1.6%
Huchems Fine Chemical Corp.	1,763	36,947
SFA Engineering Corp.	1,000	36,216

		73,163

Mexico—0.8%
Ternium S.A. ADR	1,200	37,116

Netherlands—2.1%
Aalberts Industries NV	894	43,214
Philips Lighting NV (a)	1,300	52,471

		95,685

Norway—5.6%
Atea ASA (e)	3,200	42,263
B2Holding ASA	21,100	50,071
Borregaard ASA	3,750	42,052
Europris ASA (a)(e)	9,200	44,241
Grieg Seafood ASA	4,564	44,945
Veidekke ASA	2,600	32,563

		256,135

Philippines—0.8%
DMCI Holdings, Inc.	124,500	38,233

Portugal—0.7%
Semapa-Sociedade de Investimento e Gestao	1,800	34,485

Singapore—2.7%
HRnetgroup Ltd. (e)	61,100	32,657
Lippo Malls Indonesia Retail Trust REIT	161,000	51,038
Mapletree Industrial Trust REIT	29,100	40,224

		123,919

South Africa—0.7%
Reunert Ltd.	6,600	33,013

Spain—4.1%
Cia de Distribucion Integral Logista Holdings S.A.	1,857	44,671
CIE Automotive S.A.	2,168	57,918
Grupo Catalana Occidente S.A.	1,207	50,854
Lar Espana Real Estate Socimi S.A. REIT	3,562	34,623

		188,066

	Shares	Value
Sweden—1.9%
Intrum Justitia AB	1,352	$47,806
Loomis AB, Class B	1,024	40,697

		88,503

Switzerland—2.4%
Cembra Money Bank AG (e)	511	44,707
Georg Fischer AG	54	66,641

		111,348

Taiwan—0.6%
Cleanaway Co., Ltd.	5,000	28,030

United Kingdom—19.6%
Begbies Traynor Group PLC	54,100	48,480
BGEO Group PLC	941	41,090
Brewin Dolphin Holdings PLC	8,700	40,727
Card Factory PLC	9,100	37,570
Computacenter PLC	2,525	33,395
Consort Medical PLC	3,310	48,213
Equiniti Group PLC (a)	9,800	39,554
Firstgroup PLC (e)	20,500	32,175
Hastings Group Holdings PLC (a)	9,100	37,094
Hays PLC	18,200	46,228
Hill & Smith Holdings PLC	2,108	35,704
Howden Joinery Group PLC	9,000	52,009
IWG PLC	8,800	36,506
OneSavings Bank PLC	8,800	47,534
PayPoint PLC	3,234	41,364
Polypipe Group PLC	9,161	51,754
RPC Group PLC	3,850	51,127
Sirius Real Estate Ltd.	49,400	41,207
Synthomer PLC	8,154	53,383
Tyman PLC	9,100	39,326
Virgin Money Holdings UK PLC	12,200	46,860

		901,300

United States—1.2%
Travelport Worldwide Ltd.	3,500	54,950

Total Common Stock (cost—$3,727,299)		4,449,375

Rights—0.1%
United Kingdom—0.1%
Equiniti Group PLC, strike price GBP 1.18, expires 10/16/17 (e) (cost—$0)	2,100	3,236

	Principal Amount (000s)
Repurchase Agreements—3.5%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $163,002; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $169,116 including accrued interest
(cost—$163,000)	$163	163,000

Total Investments (cost—$3,890,299) (b)—100.5%		4,615,611

Liabilities in excess of other assets—(0.5)%		(23,954)

Net Assets—100.0%		$4,591,657

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	165

Schedule of Investments

September 30, 2017

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $236,856, representing 5.2% of net assets.

(b) Securities with an aggregate value of $2,650,133, representing 57.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $39,195, representing 0.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Level 3 security. See Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GBP—British Pound

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	9.4%
Commercial Services & Supplies	5.4%
Auto Components	5.2%
Oil, Gas & Consumable Fuels	5.0%
Equity Real Estate Investment Trusts (REITs)	4.7%
Chemicals	3.9%
IT Services	3.8%
Banks	3.7%
Paper & Forest Products	3.6%
Specialty Retail	3.4%
Metals & Mining	3.3%
Professional Services	2.8%
Construction & Engineering	2.4%
Capital Markets	2.3%
Electrical Equipment	2.2%
Containers & Packaging	2.1%
Healthcare Equipment & Supplies	2.1%
Consumer Finance	2.1%
Building Products	2.0%
Trading Companies & Distributors	1.9%
Insurance	1.9%
Food & Staples Retailing	1.8%
Household Durables	1.7%
Food Products	1.7%
Real Estate Management & Development	1.7%
Industrial Conglomerates	1.5%
Media	1.3%
Diversified Financial Services	1.2%
Healthcare Providers & Services	1.0%
Thrifts & Mortgage Finance	1.0%
Air Freight & Logistics	1.0%
Multi-Line Retail	1.0%
Semiconductors & Semiconductor Equipment	1.0%
Leisure Equipment & Products	0.9%
Water Utilities	0.9%
Construction Materials	0.8%
Aerospace & Defense	0.8%
Electronic Equipment, Instruments & Components	0.8%
Multi-Utilities	0.8%
Diversified Telecommunication Services	0.8%
Distributors	0.7%
Personal Products	0.7%
Road & Rail	0.7%
Repurchase Agreements	3.5%
Liabilities in excess of other assets	(0.5)%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—85.8%
Auto Components—2.7%
American Axle & Manufacturing, Inc.,
5.125%, 2/15/19	$4,916	$4,923,584
6.25%, 3/15/21	39,855	41,112,425

		46,036,009

Auto Manufacturers—2.9%
Ford Motor Credit Co. LLC,
2.597%, 11/4/19	17,096	17,247,385
2.681%, 1/9/20	13,000	13,119,549
General Motors Co.,
3.50%, 10/2/18	7,750	7,877,526
General Motors Financial Co., Inc.,
3 mo. USD-LIBOR-BBA + 0.930%, 2.234%, 4/13/20 (f)	9,000	9,050,594
3.25%, 5/15/18	1,060	1,069,643
6.75%, 6/1/18	325	335,587

		48,700,284

Biotechnology—0.4%
Amgen, Inc.,
4.10%, 6/15/21	6,260	6,641,019

Coal—2.4%
Cloud Peak Energy Resources LLC,
12.00%, 11/1/21	37,961	40,048,855

Commercial Services—3.8%
APX Group, Inc.,
6.375%, 12/1/19	17,770	18,192,037
7.875%, 12/1/22	42,145	45,938,050

		64,130,087

Containers & Packaging—1.7%
Ball Corp.,
4.375%, 12/15/20	6,950	7,323,563
Berry Global, Inc.,
6.00%, 10/15/22	17,405	18,536,325
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	2,550	2,709,375

		28,569,263

Diversified Financial Services—5.1%
Aircastle Ltd.,
4.625%, 12/15/18	9,540	9,814,275
Ally Financial, Inc.,
3.25%, 11/5/18	2,075	2,095,750
3.75%, 11/18/19	3,000	3,073,500
4.125%, 3/30/20	4,000	4,130,000
8.00%, 12/31/18	27,158	29,118,807
Fly Leasing Ltd.,
6.375%, 10/15/21	10,525	11,038,094
6.75%, 12/15/20	13,469	14,058,269
International Lease Finance Corp.,
5.875%, 4/1/19	3,000	3,161,048
6.25%, 5/15/19	6,295	6,692,807
7.125%, 9/1/18 (a)(c)	2,000	2,094,500

		85,277,050

Electric Utilities—1.2%
Calpine Corp.,
5.375%, 1/15/23	5,000	4,888,250
6.00%, 1/15/22 (a)(c)	15,372	15,967,665

		20,855,915

Environmental Services—1.7%
Clean Harbors, Inc.,
5.125%, 6/1/21	21,263	21,654,877
5.25%, 8/1/20	6,898	7,001,470

		28,656,347

166	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

	Principal Amount (000s)	Value
Healthcare-Products—1.7%
Fresenius U.S. Finance II, Inc. (a)(c),
4.25%, 2/1/21	$7,795	$8,153,809
Hologic, Inc. (a)(c),
5.25%, 7/15/22	19,156	20,185,635

		28,339,444

Healthcare-Services—3.2%
DaVita, Inc.,
5.75%, 8/15/22	47,929	49,157,181
Fresenius Medical Care U.S. Finance, Inc. (a)(c),
5.75%, 2/15/21	4,425	4,864,610

		54,021,791

Holding Companies-Diversified—2.6%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	41,848	43,103,440

Home Builders—7.6%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	27,088	27,799,060
Lennar Corp.,
4.125%, 1/15/22	3,000	3,108,750
4.50%, 6/15/19	7,900	8,156,750
4.50%, 11/15/19	2,569	2,662,126
4.75%, 4/1/21	14,733	15,561,731
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,612,500
PulteGroup, Inc.,
4.25%, 3/1/21	13,356	13,890,240
Taylor Morrison Communities, Inc. (a)(c),
5.25%, 4/15/21	17,806	18,295,665
TRI Pointe Group, Inc.,
4.375%, 6/15/19	15,010	15,404,013
4.875%, 7/1/21	20,849	21,839,327

		128,330,162

Internet—0.6%
Match Group, Inc.,
6.75%, 12/15/22	9,065	9,393,606

Lodging—0.6%
MGM Resorts International,
5.25%, 3/31/20	8,766	9,302,918

Machinery-Diversified—2.1%
CNH Industrial Capital LLC,
3.375%, 7/15/19	5,000	5,087,500
4.375%, 4/5/22	550	578,875
John Deere Capital Corp.,
1.797%, 9/8/22 (f)	15,000	15,038,746
2.15%, 9/8/22	14,950	14,816,636

		35,521,757

Media—4.7%
CSC Holdings LLC,
7.625%, 7/15/18	15,293	15,912,367
7.875%, 2/15/18	8,938	9,127,933
DISH DBS Corp.,
5.125%, 5/1/20	5,000	5,254,750
Sinclair Television Group, Inc.,
5.375%, 4/1/21	16,445	16,897,237
Univision Communications, Inc. (a)(c),
5.125%, 5/15/23	4,000	4,090,000
6.75%, 9/15/22	26,733	27,819,028

		79,101,315

Miscellaneous Manufacturing—3.7%
General Electric Co.,
4.625%, 1/7/21	4,343	4,695,836
4.65%, 10/17/21	10,000	10,954,010
LSB Industries, Inc. (e),
8.50%, 8/1/19	46,446	45,749,310

		61,399,156

	Principal Amount (000s)	Value
Oil, Gas & Consumable Fuels—0.5%
Sunoco L.P.,
6.25%, 4/15/21	$8,785	$9,227,325

Pharmaceuticals—3.6%
Valeant Pharmaceuticals International, Inc. (a)(c),
7.00%, 10/1/20	59,251	59,769,446

Pipelines—4.7%
Andeavor Logistics L.P.,
5.50%, 10/15/19	4,000	4,230,000
5.875%, 10/1/20	7,761	7,916,220
6.125%, 10/15/21	2,525	2,607,062
6.25%, 10/15/22	2,000	2,137,500
Kinder Morgan, Inc.,
3.05%, 12/1/19	7,000	7,129,265
3.15%, 1/15/23	5,000	5,029,185
5.00%, 2/15/21 (a)(c)	5,000	5,367,331
NGPL PipeCo LLC (a)(c),
4.375%, 8/15/22	1,000	1,040,000
Sabine Pass Liquefaction LLC,
5.625%, 2/1/21	39,622	42,965,771

		78,422,334

Real Estate—6.8%
Equinix, Inc.,
5.375%, 1/1/22	13,675	14,372,425
FelCor Lodging L.P.,
5.625%, 3/1/23	6,935	7,221,069
Iron Mountain, Inc.,
4.375%, 6/1/21 (a)(c)	11,250	11,663,887
6.00%, 8/15/23	4,100	4,361,375
Realogy Group LLC (a)(c),
5.25%, 12/1/21	33,330	34,746,525
SBA Communications Corp.,
4.00%, 10/1/22 (a)(c)(d)	22,280	22,391,400
4.875%, 7/15/22	18,167	18,802,845

		113,559,526

Retail—7.2%
1011778 BC ULC (a)(c),
4.625%, 1/15/22	10,393	10,691,799
Dollar Tree, Inc.,
5.25%, 3/1/20	11,875	12,219,375
GameStop Corp. (a)(c),
5.50%, 10/1/19	8,690	8,918,113
6.75%, 3/15/21	46,575	48,670,875
Michaels Stores, Inc. (a)(c),
5.875%, 12/15/20	18,580	19,021,275
Penske Automotive Group, Inc.,
3.75%, 8/15/20	4,500	4,601,250
5.75%, 10/1/22	16,540	17,089,541

		121,212,228

Software—2.1%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	12,944,475
First Data Corp. (a)(c),
7.00%, 12/1/23	21,039	22,518,042

		35,462,517

Telecommunications—11.9%
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	17,255	19,658,104
Sprint Communications, Inc. (a)(c),
7.00%, 3/1/20	4,750	5,201,250
9.00%, 11/15/18	47,795	51,379,625
T-Mobile USA, Inc.,
6.125%, 1/15/22	17,355	18,092,587
6.625%, 4/1/23	49,686	52,419,724
Verizon Communications, Inc.,
4.50%, 9/15/20	23,685	25,433,462
ViaSat, Inc.,
6.875%, 6/15/20	26,411	26,894,981

		199,079,733

	Principal Amount (000s)	Value
Transportation—0.3%
Penske Truck Leasing Co. L.P. (a)(c),
2.70%, 3/14/23	$5,000	$4,962,247

Total Corporate Bonds & Notes (cost—$1,427,575,100)		1,439,123,774

Senior Loans (a)(b)—10.0%
Commercial Services & Supplies—2.1%
Asurion LLC,
1 mo. LIBOR + 2.750%, 3.985%, 8/4/22, 2017 Term Loan B4 (d)	9,134	9,174,131
1 mo. LIBOR + 6.000%, 7.235%, 8/4/25, 2017 2nd Lien Term Loan	25,000	25,613,275

		34,787,406

Independent Power Producers & Energy Traders—1.1%
Calpine Corp., 3 mo. LIBOR + 2.750%, Term Loan B5,
4.09%, 1/15/24	18,640	18,626,869

IT Services—0.2%
First Data Corp., 1 mo. LIBOR + 2.250%, 2022 USD Term Loan,
3.487%, 7/8/22	3,006	3,013,300

Media—0.3%
Univision Communications, Inc., 1 mo. LIBOR + 2.750%, Term Loan C5,
3.985%, 3/15/24	4,965	4,926,868

Pipelines—1.1%
BCP Renaissance Parent LLC, 2017 Term Loan B (d),
10/30/24	12,000	12,140,628
Traverse Midstream Partners LLC, 2017 Term Loan (d),
9/27/24	6,000	6,082,500

		18,223,128

Specialty Retail—5.2%
Michaels Stores, Inc., 1 mo. LIBOR + 2.750%, 2016 Term Loan B1 (d),
3.985%, 1/30/23	33,928	33,912,187
PetSmart, Inc., 1 mo. LIBOR + 3.000%, Term Loan B2,
4.24%, 3/11/22	63,511	54,075,393

		87,987,580

Total Senior Loans (cost—$173,846,300)		167,565,151

Repurchase Agreements—7.8%
State Street Bank and Trust Co.,dated 9/29/17, 0.12%, due 10/2/17, proceeds $131,316,313; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $133,944,665 including accrued interest
(cost—$131,315,000)	131,315	131,315,000

Total Investments (cost—$1,732,736,400)—103.6%		1,738,003,925

Liabilities in excess of other assets—(3.6)%		(61,055,972)

Net Assets—100.0%		$1,676,947,953

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	167

Schedule of Investments

September 30, 2017

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $661,934,228, representing 39.5% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2017.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $494,369,077, representing 29.5% of net assets.

(d) When-issued or delayed-delivery. To be settled/delivered after September 30, 2017.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2017.

Glossary:

BBA—British Bankers’ Association

LIBOR—London Inter-Bank Offered Rate

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—86.4%
iShares Core S&P 500 (a) (cost—$449,583,566)	1,805,000	$456,538,650

	Principal Amount (000s)
Repurchase Agreements—7.9%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $41,622,416; collateralized by U.S. Treasury Notes, 1.625%, due 2/15/26, valued at $42,454,815 including accrued interest
(cost—$41,622,000)	$41,622	41,622,000

Total Options Purchased—0.0% (cost—$633,273) (b)(c)(d)		258,147

Total Investments, before options written (cost—$491,838,839)—94.3%		498,418,797

Total Options Written—(3.7)% (premiums received—$16,605,032) (b)(c)(d)		(19,772,908)

Total Investments, net of options written (cost—$475,233,807)—90.6%		478,645,889

Other assets less other liabilities—9.4%		49,475,378

Net Assets—100.0%		$528,121,267

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2017:

Options purchased contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
CBOE SPX Volatility Index	19.00 USD	10/4/17	780	$78,000	$5,850	$12,941	$(7,091)
CBOE SPX Volatility Index	21.00 USD	10/4/17	2,330	233,000	17,475	26,947	(9,472)
CBOE SPX Volatility Index	20.00 USD	10/11/17	688	68,800	8,600	12,791	(4,191)
CBOE SPX Volatility Index	21.00 USD	10/11/17	747	74,700	8,659	8,659	—
CBOE SPX Volatility Index	22.00 USD	10/11/17	1,553	155,300	11,647	18,001	(6,354)
S&P 500 Index	2,750.00 USD	10/6/17	120	12,000	1,349	1,349	—
S&P 500 Index	2,800.00 USD	10/13/17	118	11,800	1,327	1,327	—
S&P 500 Index	2,800.00 USD	10/20/17	182	18,200	1,136	1,136	—
S&P 500 Index	2,800.00 USD	10/27/17	385	38,500	3,850	3,885	(35)

		Total call options			$59,893	$87,036	$(27,143)

168	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

Options purchased contracts outstanding at September 30, 2017 (cont’d):
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Put options:
S&P 500 Index	2,000.00 USD	10/2/17	150	$15,000	$689	$689	$—
S&P 500 Index	2,100.00 USD	10/2/17	150	15,000	989	989	—
S&P 500 Index	2,400.00 USD	10/2/17	100	10,000	1,750	7,707	(5,957)
S&P 500 Index	2,450.00 USD	10/2/17	100	10,000	1,250	18,859	(17,609)
S&P 500 Index	2,100.00 USD	10/4/17	150	15,000	1,125	2,339	(1,214)
S&P 500 Index	2,450.00 USD	10/4/17	100	10,000	4,500	28,859	(24,359)
S&P 500 Index	1,500.00 USD	10/6/17	360	36,000	3,600	6,447	(2,847)
S&P 500 Index	1,550.00 USD	10/6/17	231	23,100	2,310	3,909	(1,599)
S&P 500 Index	1,600.00 USD	10/6/17	356	35,600	3,560	5,782	(2,222)
S&P 500 Index	1,700.00 USD	10/6/17	110	11,000	825	2,488	(1,663)
S&P 500 Index	2,000.00 USD	10/6/17	1,100	110,000	8,250	12,751	(4,501)
S&P 500 Index	2,425.00 USD	10/6/17	75	7,500	3,375	125,118	(121,743)
S&P 500 Index	2,000.00 USD	10/9/17	150	15,000	1,385	1,385	—
S&P 500 Index	2,455.00 USD	10/9/17	100	10,000	11,250	21,524	(10,274)
S&P 500 Index	1,600.00 USD	10/13/17	566	56,600	5,660	7,789	(2,129)
S&P 500 Index	1,650.00 USD	10/13/17	451	45,100	3,382	7,257	(3,875)
S&P 500 Index	1,700.00 USD	10/13/17	120	12,000	1,500	2,397	(897)
S&P 500 Index	2,100.00 USD	10/13/17	1,100	110,000	23,366	23,366	—
S&P 500 Index	2,450.00 USD	10/13/17	75	7,500	16,875	73,218	(56,343)
S&P 500 Index	1,700.00 USD	10/20/17	374	37,400	2,805	5,036	(2,231)
S&P 500 Index	1,800.00 USD	10/20/17	647	64,700	4,852	8,093	(3,241)
S&P 500 Index	2,460.00 USD	10/20/17	75	7,500	35,250	75,119	(39,869)
S&P 500 Index	1,600.00 USD	10/27/17	100	10,000	750	1,659	(909)
S&P 500 Index	1,650.00 USD	10/27/17	93	9,300	698	1,543	(845)
S&P 500 Index	1,700.00 USD	10/27/17	345	34,500	4,312	5,482	(1,170)
S&P 500 Index	1,750.00 USD	10/27/17	240	24,000	3,678	3,678	—
S&P 500 Index	1,800.00 USD	10/27/17	192	19,200	3,118	3,118	—
S&P 500 Index	2,450.00 USD	10/27/17	75	7,500	45,750	86,519	(40,769)
S&P 500 Index	1,700.00 USD	10/31/17	140	14,000	1,400	3,117	(1,717)

		Total put options			$198,254	$546,237	$(347,983)

	Total options purchased contracts				$258,147	$633,273	$(375,126)

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	169

Schedule of Investments

September 30, 2017

Options written contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,345.00 USD	10/6/17	(120)	$(12,000)	$(2,083,800)	$(1,447,651)	$(636,149)
S&P 500 Index	2,390.00 USD	10/6/17	(231)	(23,100)	(2,974,125)	(1,882,584)	(1,091,541)
S&P 500 Index	2,395.00 USD	10/6/17	(126)	(12,600)	(1,559,250)	(1,032,414)	(526,836)
S&P 500 Index	2,385.00 USD	10/13/17	(118)	(11,800)	(1,591,230)	(1,225,619)	(365,611)
S&P 500 Index	2,430.00 USD	10/13/17	(203)	(20,300)	(1,839,180)	(1,512,230)	(326,950)
S&P 500 Index	2,435.00 USD	10/13/17	(99)	(9,900)	(848,925)	(679,512)	(169,413)
S&P 500 Index	2,440.00 USD	10/13/17	(112)	(11,200)	(906,640)	(718,387)	(188,253)
S&P 500 Index	2,425.00 USD	10/20/17	(296)	(29,600)	(2,846,040)	(2,522,382)	(323,658)
S&P 500 Index	2,435.00 USD	10/20/17	(115)	(11,500)	(995,900)	(854,145)	(141,755)
S&P 500 Index	2,395.00 USD	10/27/17	(93)	(9,300)	(1,180,635)	(967,238)	(213,397)
S&P 500 Index	2,415.00 USD	10/27/17	(100)	(10,000)	(1,077,000)	(920,647)	(156,353)
S&P 500 Index	2,450.00 USD	10/27/17	(192)	(19,200)	(1,439,040)	(1,438,806)	(234)

		Total call options			$(19,341,765)	$(15,201,615)	$(4,140,150)

Put options:
S&P 500 Index	2,340.00 USD	10/2/17	(200)	(20,000)	(2,000)	(7,682)	5,682
S&P 500 Index	2,410.00 USD	10/2/17	(200)	(20,000)	(4,000)	(17,682)	13,682
S&P 500 Index	2,405.00 USD	10/4/17	(200)	(20,000)	(5,000)	(26,282)	21,282
S&P 500 Index	2,335.00 USD	10/6/17	(143)	(14,300)	(2,860)	(123,606)	120,746
S&P 500 Index	2,365.00 USD	10/6/17	(143)	(14,300)	(3,575)	(99,922)	96,347
S&P 500 Index	2,415.00 USD	10/9/17	(200)	(20,000)	(12,500)	(21,352)	8,852
S&P 500 Index	2,300.00 USD	10/13/17	(120)	(12,000)	(6,600)	(88,369)	81,769
S&P 500 Index	2,390.00 USD	10/13/17	(150)	(15,000)	(16,125)	(76,914)	60,789
S&P 500 Index	2,400.00 USD	10/13/17	(142)	(14,200)	(16,685)	(102,883)	86,198
S&P 500 Index	2,415.00 USD	10/13/17	(142)	(14,200)	(19,170)	(90,508)	71,338
S&P 500 Index	2,310.00 USD	10/20/17	(95)	(9,500)	(9,500)	(62,929)	53,429
S&P 500 Index	2,395.00 USD	10/20/17	(150)	(15,000)	(30,000)	(75,961)	45,961
S&P 500 Index	2,420.00 USD	10/20/17	(142)	(14,200)	(37,630)	(96,344)	58,714
S&P 500 Index	2,445.00 USD	10/20/17	(143)	(14,300)	(53,625)	(113,707)	60,082
S&P 500 Index	2,315.00 USD	10/27/17	(63)	(6,300)	(9,923)	(42,614)	32,691
S&P 500 Index	2,360.00 USD	10/27/17	(64)	(6,400)	(14,400)	(31,770)	17,370
S&P 500 Index	2,375.00 USD	10/27/17	(150)	(15,000)	(39,000)	(83,461)	44,461
S&P 500 Index	2,410.00 USD	10/27/17	(144)	(14,400)	(54,000)	(97,452)	43,452
S&P 500 Index	2,430.00 USD	10/27/17	(143)	(14,300)	(67,925)	(88,836)	20,911
S&P 500 Index	2,385.00 USD	10/31/17	(75)	(7,500)	(26,625)	(55,143)	28,518

		Total put options			$(431,143)	$(1,403,417)	$972,274

	Total options written contracts				$(19,772,908)	$(16,605,032)	$(3,167,876)

(e) At September 30, 2017, the Fund pledged $2,888,202 in cash as collateral for options written contracts.

Glossary:

CBOE—Chicago Board Options Exchange

170	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—97.2%
SPDR S&P 500 (a) (cost—$2,068,525)	10,000	$2,512,300

Total Options Purchased—1.2% (cost—$84,986) (b)(c)(d)		29,945

Total Investments, before options written (cost—$2,153,511)—98.4%		2,542,245

Total Options Written —(0.3)% (premiums received—$19,034) (b)(c)(d)		(8,430)

Total Investments, net of options written (cost—$2,134,477)—98.1%		2,533,815

Other assets less other liabilities—1.9%		50,253

Net Assets—100.0%		$2,584,068

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

(d) Exchange traded option contracts outstanding at September 30, 2017:

Options purchased contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Cost	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,800.00 USD	10/13/17	5	$500	$56	$31	$25
S&P 500 Index	2,775.00 USD	10/20/17	5	500	31	31	—

		Total call options			$87	$62	$25

Put options:
S&P 500 Index	1,700.00 USD	10/6/17	5	500	38	138	(100)
S&P 500 Index	2,415.00 USD	10/6/17	3	300	120	4,846	(4,726)
S&P 500 Index	1,700.00 USD	10/13/17	4	400	50	80	(30)
S&P 500 Index	2,450.00 USD	10/13/17	3	300	675	2,929	(2,254)
S&P 500 Index	1,800.00 USD	10/20/17	4	400	30	46	(16)
S&P 500 Index	2,460.00 USD	10/20/17	3	300	1,410	3,005	(1,595)
S&P 500 Index	1,600.00 USD	10/27/17	4	400	30	66	(36)
S&P 500 Index	2,450.00 USD	10/27/17	3	300	1,830	3,461	(1,631)
S&P 500 Index	1,975.00 USD	12/29/17	2	200	435	14,583	(14,148)
S&P 500 Index	2,025.00 USD	1/19/18	3	300	1,245	21,154	(19,909)
S&P 500 Index	2,175.00 USD	6/15/18	3	300	10,215	20,674	(10,459)
S&P 500 Index	2,275.00 USD	9/28/18	2	200	13,780	13,942	(162)

		Total put options			$29,858	$84,924	$(55,066)

	Total options purchased contracts				$29,945	$84,986	$(55,041)

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	171

Schedule of Investments

September 30, 2017

Options written contracts outstanding at September 30, 2017:
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call options:
S&P 500 Index	2,535.00 USD	10/13/17	(5)	$(500)	$(2,175)	$(1,932)	$(243)
S&P 500 Index	2,540.00 USD	10/20/17	(5)	(500)	(2,700)	(2,682)	(18)

		Total call options			$(4,875)	$(4,614)	$(261)

Put options:
S&P 500 Index	2,350.00 USD	10/6/17	(6)	(600)	(150)	(4,967)	4,817
S&P 500 Index	2,390.00 USD	10/13/17	(6)	(600)	(645)	(3,077)	2,432
S&P 500 Index	2,395.00 USD	10/20/17	(6)	(600)	(1,200)	(3,038)	1,838
S&P 500 Index	2,375.00 USD	10/27/17	(6)	(600)	(1,560)	(3,338)	1,778

		Total put options			$(3,555)	$(14,420)	$10,865

	Total options written contracts				$(8,430)	$(19,034)	$10,604

(e) At September 30, 2017, the Fund pledged $7,176 in cash as collateral for options written contracts.

172	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

September 30, 2017

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—99.3%
Aerospace & Defense—0.8%
Ducommun, Inc. (a)	9,520	$305,116

Auto Components—0.9%
Motorcar Parts of America, Inc. (a)	11,090	326,711

Banks—8.2%
Allegiance Bancshares, Inc. (a)	3,336	122,765
Atlantic Capital Bancshares, Inc. (a)	16,181	293,685
Evans Bancorp, Inc.	5,070	219,024
Franklin Financial Network, Inc. (a)	14,037	500,419
Heritage Commerce Corp.	29,195	415,445
National Commerce Corp. (a)	5,651	241,863
Preferred Bank	9,860	595,051
Triumph Bancorp, Inc. (a)	12,607	406,576
Veritex Holdings, Inc. (a)	12,361	333,252

		3,128,080

Beverages—1.2%
New Age Beverages Corp. (a)	47,308	161,320
Primo Water Corp. (a)	23,400	277,290

		438,610

Biotechnology—10.2%
Abeona Therapeutics, Inc. (a)	9,350	159,417
Adamas Pharmaceuticals, Inc. (a)	6,863	145,290
Advaxis, Inc. (a)	12,752	53,303
Agenus, Inc. (a)	23,370	103,062
Bellicum Pharmaceuticals, Inc. (a)	5,768	66,620
BioCryst Pharmaceuticals, Inc. (a)	14,216	74,492
BioSpecifics Technologies Corp. (a)	5,169	240,462
Cara Therapeutics, Inc. (a)	9,498	130,028
Concert Pharmaceuticals, Inc. (a)	11,683	172,324
Corbus Pharmaceuticals Holdings, Inc. (a)	11,554	82,611
Curis, Inc. (a)	30,837	45,947
Cytokinetics, Inc. (a)	10,006	145,087
Flexion Therapeutics, Inc. (a)	10,392	251,279
Ignyta, Inc. (a)	8,531	105,358
ImmunoGen, Inc. (a)	20,914	159,992
Immunomedics, Inc. (a)	9,184	128,392
Inovio Pharmaceuticals, Inc. (a)	20,730	131,428
Invitae Corp. (a)	25,868	242,383
Iovance Biotherapeutics, Inc. (a)	18,114	140,384
La Jolla Pharmaceutical Co. (a)	8,489	295,247
NewLink Genetics Corp. (a)	4,954	50,432
Progenics Pharmaceuticals, Inc. (a)	18,994	139,796
Repligen Corp. (a)	8,291	317,711
Synergy Pharmaceuticals, Inc. (a)	49,147	142,526
TG Therapeutics, Inc. (a)	11,843	140,340
Vanda Pharmaceuticals, Inc. (a)	10,592	189,597
Versartis, Inc. (a)	7,137	17,486

		3,870,994

Building Products—1.4%
Patrick Industries, Inc. (a)	6,393	537,651

Chemicals—1.8%
American Vanguard Corp.	18,192	416,597

	Shares	Value
KMG Chemicals, Inc.	4,882	$267,924

		684,521

Commercial Services & Supplies—0.8%
Hudson Technologies, Inc. (a)	38,675	302,052

Communications Equipment—0.6%
EMCORE Corp. (a)	27,800	227,960

Construction & Engineering—6.3%
Argan, Inc.	4,876	327,911
IES Holdings, Inc. (a)	18,274	316,140
Layne Christensen Co. (a)	29,643	372,020
Northwest Pipe Co. (a)	17,022	323,758
NV5 Global, Inc. (a)	13,106	716,243
Sterling Construction Co., Inc. (a)	23,237	353,900

		2,409,972

Construction Materials—1.3%
U.S. Concrete, Inc. (a)	6,672	509,074

Diversified Consumer Services—1.4%
Carriage Services, Inc.	20,779	531,942

Electronic Equipment, Instruments & Components—2.9%
ePlus, Inc. (a)	5,091	470,663
Iteris, Inc. (a)	50,856	338,193
Mesa Laboratories, Inc.	1,976	295,056

		1,103,912

Energy Equipment & Services—0.4%
Independence Contract Drilling, Inc. (a)	37,518	142,568

Food Products—1.4%
John B Sanfilippo & Son, Inc.	8,015	539,490

Healthcare Equipment & Supplies—13.2%
Antares Pharma, Inc. (a)	71,509	231,689
AtriCure, Inc. (a)	14,999	335,528
AxoGen, Inc. (a)	24,818	480,228
CryoLife, Inc. (a)	15,740	357,298
CryoPort, Inc. (a)	33,791	332,841
Cutera, Inc. (a)	13,810	571,043
GenMark Diagnostics, Inc. (a)	25,090	241,617
Heska Corp. (a)	6,396	563,424
LeMaitre Vascular, Inc.	18,068	676,104
Obalon Therapeutics, Inc. (a)	19,604	186,826
Sientra, Inc. (a)	21,154	325,772
Surmodics, Inc. (a)	11,155	345,805
Tactile Systems Technology, Inc. (a)	11,943	369,636

		5,017,811

Healthcare Providers & Services—3.8%
Aceto Corp.	13,293	149,280
BioTelemetry, Inc. (a)	19,056	628,848
Cross Country Healthcare, Inc. (a)	25,531	363,306
RadNet, Inc. (a)	26,068	301,086

		1,442,520

Healthcare Technology—2.5%
Tabula Rasa HealthCare, Inc. (a)	12,766	341,363
Vocera Communications, Inc. (a)	19,280	604,813

		946,176

Hotels, Restaurants & Leisure—1.6%
Carrols Restaurant Group, Inc. (a)	34,247	373,292

	Shares	Value
Red Lion Hotels Corp. (a)	25,284	$218,707

		591,999

Household Durables—2.1%
Century Communities, Inc. (a)	14,926	368,672
LGI Homes, Inc. (a)	8,550	415,274

		783,946

Internet Software & Services—4.2%
Amber Road, Inc. (a)	38,480	295,526
Carbonite, Inc. (a)	13,534	297,748
Five9, Inc. (a)	25,722	614,756
GTT Communications, Inc. (a)	11,736	371,445

		1,579,475

IT Services—1.9%
Hackett Group, Inc.	29,451	447,361
Planet Payment, Inc. (a)	66,343	284,611

		731,972

Leisure Equipment & Products—1.0%
Nautilus, Inc. (a)	22,032	372,341

Life Sciences Tools & Services—2.5%
Enzo Biochem, Inc. (a)	30,484	319,167
NeoGenomics, Inc. (a)	57,762	642,891

		962,058

Machinery—3.7%
DMC Global, Inc.	24,927	421,266
Gencor Industries, Inc. (a)	19,230	339,409
Manitex International, Inc. (a)	32,469	291,572
NN, Inc.	12,464	361,456

		1,413,703

Media—1.1%
Entravision Communications Corp., Class A	36,979	210,780
Reading International, Inc., Class A (a)	13,683	215,097

		425,877

Oil, Gas & Consumable Fuels—1.9%
Evolution Petroleum Corp.	34,663	249,574
Ring Energy, Inc. (a)	32,407	469,577

		719,151

Pharmaceuticals—3.4%
ANI Pharmaceuticals, Inc. (a)	7,171	376,406
Intersect ENT, Inc. (a)	10,767	335,392
Paratek Pharmaceuticals, Inc. (a)	5,764	144,677
Revance Therapeutics, Inc. (a)	5,097	140,422
Teligent, Inc. (a)	45,951	308,331

		1,305,228

Professional Services—0.9%
GP Strategies Corp. (a)	11,269	347,649

Road & Rail—0.9%
Daseke, Inc. (a)	24,812	323,797

Semiconductors & Semiconductor Equipment—6.9%
Adesto Technologies Corp. (a)	37,303	292,828
AXT, Inc. (a)	45,126	412,903
CEVA, Inc. (a)	8,883	380,192
CyberOptics Corp. (a)	8,815	143,244
FormFactor, Inc. (a)	24,229	408,259
Ichor Holdings Ltd. (a)	14,854	398,087
Impinj, Inc. (a)	7,721	321,271
PDF Solutions, Inc. (a)	17,278	267,636

		2,624,420

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	173

Schedule of Investments

September 30, 2017

	Shares	Value
Software—5.2%
Asure Software, Inc. (a)	25,302	$314,251
Datawatch Corp. (a)	32,541	375,849
MobileIron, Inc. (a)	43,561	161,176
Model N, Inc. (a)	21,770	325,461
QAD, Inc., Class A	9,143	314,062
Telenav, Inc. (a)	35,312	224,231
Upland Software, Inc. (a)	12,824	271,356

		1,986,386

Technology Hardware, Storage & Peripherals—1.2%
USA Technologies, Inc. (a)	74,624	466,400

Wireless Telecommunication Services—1.7%
Boingo Wireless, Inc. (a)	29,418	628,663

Total Common Stock (cost—$24,391,976)		37,728,225

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 9/29/17, 0.12%, due 10/2/17, proceeds $244,002; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $248,977 including accrued interest
(cost—$244,000)	$244	244,000

Total Investments (cost—$24,635,976)—99.9%		37,972,225

Other assets less liabilities—0.1%		44,426

Net Assets—100.0%		$38,016,651

Notes to Schedule of Investments:

(a) Non-income producing.

174	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

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Annual Report	| September 30, 2017	175

Statements of Assets and Liabilities

September 30, 2017

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$3,648,526	$440,959	$145,271	$170,326	$209,403
Investments in Affiliates, at value	47,518,724	62,613,178	70,054,029	56,107,683	52,300,871
Repurchase agreements, at value	919,000	2,105,000	2,493,000	1,525,000	1,948,000
Cash	91	852	769	534	110
Foreign currency, at value	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	6	14	17	10	13
Receivable for investments sold	—	—	—	—	—
Deposits with brokers for derivatives collateral	323,141	518,870	647,733	631,928	621,141
Receivable for Fund shares sold	553,740	129,328	42,732	56,963	169,392
Receivable from Investment Manager	—	320	5,851	995	—
Tax reclaims receivable	—	—	—	—	—
Dividends receivable from Affiliates	—	—	—	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	4,468	4,934	5,212	4,153	3,560
Receivable for variation margin on futures contracts	36,567	58,120	60,594	45,908	45,538
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	53,004,263	65,871,575	73,455,208	58,543,500	55,298,028
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	16,019	24,816	11,189	10,428	3,368
Payable for variation margin on futures contracts	91,991	67,043	32,333	37,458	41,828
Investment management fees payable	—	—	—	—	—
Distribution fees payable	685	402	1,191	525	518
Servicing fees payable	2,895	1,660	2,277	1,918	1,425
Administration fees payable	1,671	—	—	—	5,474
Trustees Deferred Compensation Plan payable (see Note 5)	4,468	4,934	5,212	4,153	3,560
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	117,729	98,855	52,202	54,482	56,173
Net Assets	$52,886,534	$65,772,720	$73,403,006	$58,489,018	$55,241,855
Net Assets Consist of:
Paid-in-capital	$48,873,948	$59,192,882	$64,498,380	$50,532,696	$47,468,070
Undistributed (dividends in excess of) net investment income	275,749	100,560	(17,043)	(40,900)	(51,113)
Accumulated net realized gain (loss)	(323,162)	692,556	935,340	637,911	400,637
Net unrealized appreciation	4,059,999	5,786,722	7,986,329	7,359,311	7,424,261
Net Assets	$52,886,534	$65,772,720	$73,403,006	$58,489,018	$55,241,855
Cost of Investments	$3,625,452	$441,357	$133,573	$156,610	$192,540
Cost of Investments in Affiliates	$43,425,787	$56,816,548	$62,110,407	$48,772,830	$44,899,774
Cost of Repurchase Agreements	$919,000	$2,105,000	$2,493,000	$1,525,000	$1,948,000
Cost of Foreign Currency	$—	$—	$—	$—	$—

176	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$163,086	$156,420	$79,187	$13,314,183	$26,999,543	$6,556,248	$597,932,262
31,979,288	30,959,694	13,979,065	33,414,499	309,997,379	—	—
1,141,000	1,094,000	413,000	2,037,000	20,626,000	432,000	1,014,000
3	891	842	533	894	967	4,019
—	—	—	2,109	—	167,728	964,583
8	7	3	92,719	17,699	11,736	1,042,636
—	—	—	279,347	—	—	2,107,446
434,896	400,857	235,437	1,020,198	4,881,062	66,373	—
10,314	20,718	11,192	13,646	67,315	—	131,598
—	—	—	—	—	14,895	—
—	—	—	—	—	—	217,075
—	—	—	48,935	—	—	—
2,114	1,922	698	3,049	32,752	617	42,215
29,697	26,358	12,422	292,274	688,436	—	—
—	—	—	—	56,977	20,407	42,013
33,760,406	32,660,867	14,731,846	50,518,492	363,368,057	7,270,971	603,497,847

—	—	—	—	4,239,043	—	—
—	—	—	48,935	1,345,500	—	—
2,786	2,300	4,418	7,692	139,491	—	1,924,747
32,586	34,390	16,744	234,478	756,726	7,536	—
669	951	414	—	57,867	—	115,316
294	665	286	2,670	21,955	31	19
978	803	434	2,829	16,879	37	255
3,647	3,124	1,526	5,521	—	—	—
2,114	1,922	698	3,049	32,752	617	42,215
—	—	—	13	178,581	67,781	203,883
43,074	44,155	24,520	305,187	6,788,794	76,002	2,286,435
$33,717,332	$32,616,712	$14,707,326	$50,213,305	$356,579,263	$7,194,969	$601,211,412

$28,784,946	$27,830,284	$12,770,763	$48,665,039	$292,974,234	$5,657,956	$436,057,640
(38,330)	(36,688)	(16,130)	372,613	339,791	102,105	15,647,459
191,674	233,044	43,273	43,810	19,024,025	(88,386)	58,338,521
4,779,042	4,590,072	1,909,420	1,131,843	44,241,213	1,523,294	91,167,792
$33,717,332	$32,616,712	$14,707,326	$50,213,305	$356,579,263	$7,194,969	$601,211,412
$149,953	$143,824	$72,810	$13,168,330	$26,903,911	$5,031,570	$506,738,412
$27,212,598	$26,376,232	$12,074,087	$32,436,026	$265,795,610	$—	$—
$1,141,000	$1,094,000	$413,000	$2,037,000	$20,626,000	$432,000	$1,014,000
$—	$—	$—	$2,925	$—	$161,577	$973,991

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	177

Statements of Assets and Liabilities (cont’d)

September 30, 2017

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets:
Class A	$13,644,962	$7,842,171	$9,632,410	$8,683,731	$6,480,576
Class C	453,964	—	790,203	—	138,634
Class R	42,599	219,091	500,198	671,715	415,590
Class P	20,136,719	35,999,847	36,184,338	32,370,633	24,077,124
Institutional Class	—	—	—	—	—
Class R6	17,943,184	20,971,171	24,903,772	15,879,268	23,705,314
Administrative Class	665,106	740,440	1,392,085	883,671	424,617
Shares Issued and Outstanding:
Class A	668,127	422,930	428,547	433,125	278,854
Class C	22,400	—	35,648	—	6,035
Class R	2,121	11,936	22,381	33,724	18,114
Class P	976,601	1,941,260	1,592,794	1,605,961	1,030,849
Institutional Class	—	—	—	—	—
Class R6	868,671	1,129,215	1,093,208	786,262	1,012,297
Administrative Class	32,344	39,911	61,444	43,951	18,274
Net Asset Value and Redemption Price Per Share:*
Class A	$20.42	$18.54	$22.48	$20.05	$23.24
Class C	20.27	—	22.17	—	22.97
Class R	20.09	18.35	22.35	19.92	22.94
Class P	20.62	18.54	22.72	20.16	23.36
Institutional Class	—	—	—	—	—
Class R6	20.66	18.57	22.78	20.20	23.42
Administrative Class	20.56	18.55	22.66	20.11	23.24

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

178	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$4,629,389	$3,712,113	$2,063,321	$10,145,638	$47,169,838	$142,459	$1,317,383
—	174,515	—	3,435,145	34,669,761	49,049	101,768
192,965	95,084	91,256	128,089	23,641	—	—
15,458,387	11,758,282	5,933,956	14,507,054	3,563,312	36,890	2,835,381
—	—	—	—	6,871,313	12,111	2,322,984
12,770,217	16,063,242	6,215,130	20,447,519	264,255,350	6,954,460	594,633,896
666,374	813,476	403,663	1,549,860	26,048	—	—

227,375	163,786	105,695	547,604	3,822,536	8,717	69,946
—	7,842	—	185,415	2,779,690	3,021	5,496
9,584	4,233	4,710	6,632	1,935	—	—
757,085	514,304	301,476	775,233	290,122	2,248	150,661
—	—	—	—	565,549	738	124,353
623,478	699,730	314,384	1,119,769	21,792,443	422,639	31,648,319
32,860	35,776	20,638	82,343	2,061	—	—

$20.36	$22.66	$19.52	$18.53	$12.34	$16.34	$18.83
—	22.25	—	18.53	12.47	16.24	18.51
20.14	22.46	19.37	19.31	12.22	—	—
20.42	22.86	19.68	18.71	12.28	16.41	18.82
—	—	—	—	12.15	16.40	18.68
20.48	22.96	19.77	18.26	12.13	16.45	18.79
20.28	22.74	19.56	18.82	12.64	—	—

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	179

Statements of Assets and Liabilities (cont’d)

September 30, 2017

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Assets:
Investments, at value	$26,213,019	$112,996,487	$508,595,086	$42,580,542	$35,987,642
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	101,000	715,000	5,636,000	338,000	209,000
Cash	197	254	548,548	902	218,776
Foreign currency, at value	54,935	25,079	—	479,828	50,208
Unrealized appreciation of forward foreign currency contracts	—	—	—	144	16,352
Dividends and interest receivable (net of foreign withholding taxes)	87,888	141,046	1,544,280	49,503	571,509
Receivable for investments sold	—	—	18,985,788	3,077,212	630,033
Deposits with brokers for derivatives collateral	—	499,689	—	—	—
Receivable for Fund shares sold	48	25,525	89,501	—	—
Receivable from Investment Manager	52,919	—	—	—	—
Deferred offering costs	—	—	—	—	—
Tax reclaims receivable	82,829	—	—	2,212	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	4,196	7,600	128,371	2,531	2,971
Receivable for variation margin on futures contracts	—	4,403	—	—	—
Prepaid expenses and other assets	21,280	23,108	59,240	10,127	38,185
Total Assets	26,618,311	114,438,191	535,586,814	46,541,001	37,724,676
Liabilities:
Payable for investments purchased	33	—	4,586,157	2,768,863	1,019,440
Payable for Fund shares redeemed	12,375	600,000	153,400	—	—
Payable for TBA investments purchased	—	—	—	—	—
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	14,546	255,114	7,759	11,277
Distribution fees payable	78	12	31,059	—	70
Servicing fees payable	127	13	25,712	32	52
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	28,852
Due to Investment Manager	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	4,196	7,600	128,371	2,531	2,971
Accrued expenses and other liabilities	97,379	79,182	438,365	120,174	84,188
Total Liabilities	114,188	701,353	5,618,178	2,899,359	1,146,850
Net Assets	$26,504,123	$113,736,838	$529,968,636	$43,641,642	$36,577,826

180	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$11,255,862	$9,611,729	$279,335,490	$15,088,523	$20,981,910	$26,447,701	$599,932,579
—	—	—	581,038	—	—	—
115,000	3,359,000	18,084,000	819,000	349,000	654,000	31,919,000
798	959	354,520	873	398	349	709
135,435	16,860	73,153	177,582	152,999	4	—
—	—	—	49,505	105	—	—
17,474	10,322	817,587	118,215	333,123	15,855	603,298
310,398	5,579	—	—	—	134,499	—
—	—	1,125,686	316,946	193,218	—	—
16,000	—	34,712	—	—	173	1,107,623
20,984	18,381	—	8,967	31,736	—	—
—	—	—	—	66,422	—	—
—	7,677	35,362	12,147	5,796	22,452	858,938
818	362	9,419	1,451	309	1,413	36,909
—	—	965,625	10,814	—	—	—
9,339	18,201	45,473	31,791	6,017	11,623	41,853
11,882,108	13,049,070	300,881,027	17,216,852	22,121,033	27,288,069	634,500,909

307,862	2,631,275	—	—	250,000	136,118	—
—	—	7,482	—	—	4,487	509,211
—	—	19,834,957	—	—	—	—
—	—	—	—	—	—	316
—	—	777,685	64,096	656	—	—
—	—	—	11,650	—	—	—
—	—	80,083	—	—	761	374,552
—	36	1,203	9	—	—	54,931
36	306	776	20	—	82	56,971
—	—	—	1,290	85,188	—	—
—	—	—	—	66,422	—	—
818	362	9,419	1,451	309	1,413	36,909
118,277	80,446	166,236	63,948	83,068	63,871	425,793
426,993	2,712,425	20,877,841	142,464	485,643	206,732	1,458,683
$11,455,115	$10,336,645	$280,003,186	$17,074,388	$21,635,390	$27,081,337	$633,042,226

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	181

Statements of Assets and Liabilities (cont’d)

September 30, 2017

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Net Assets Consist of:
Paid-in-capital	$23,554,456	$91,112,391	$382,958,049	$34,839,120	$35,859,684
Undistributed (dividends in excess of) net investment income	848,294	1,665,479	12,648,203	589,288	(132,774)
Accumulated net realized gain (loss)	(1,583,418)	5,154,703	63,615,500	112,776	116,977
Net unrealized appreciation	3,684,791	15,804,265	70,746,884	8,100,458	733,939
Net Assets	$26,504,123	$113,736,838	$529,968,636	$43,641,642	$36,577,826
Cost of Investments	$22,531,306	$97,156,247	$437,848,202	$34,445,492	$35,241,333
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$101,000	$715,000	$5,636,000	$338,000	$209,000
Cost of Foreign Currency	$55,162	$25,223	$—	$481,335	$50,358
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$506,411	$45,570	$76,585,589	$154,183	$140,900
Class C	146,155	19,913	48,905,283	—	112,536
Class R	—	—	114,229	—	—
Class P	118,533	475,550	80,392,266	—	11,532
Institutional Class	90,131	121,484	322,731,417	43,487,459	36,312,858
Class R6	25,642,893	113,074,321	—	—	—
Administrative Class	—	—	1,239,852	—	—
Shares Issued and Outstanding:
Class A	32,226	2,474	2,234,747	9,786	9,474
Class C	9,382	1,092	1,423,516	—	7,528
Class R	—	—	3,341	—	—
Class P	7,533	25,775	2,368,106	—	777
Institutional Class	5,719	6,573	9,523,406	2,742,536	2,449,403
Class R6	1,629,220	6,093,765	—	—	—
Administrative Class	—	—	36,377	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$15.71	$18.42	$34.27	$15.76	$14.87
Class C	15.58	18.24	34.36	—	14.95
Class R	—	—	34.19	—	—
Class P	15.74	18.45	33.95	—	14.84
Institutional Class	15.76	18.48	33.89	15.86	14.83
Class R6	15.74	18.56	—	—	—
Administrative Class	—	—	34.08	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

182	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield	AllianzGI Global Sustainability	AllianzGI Global Water

$9,395,063	$9,578,771	$248,582,448	$16,126,008	$21,157,725	$21,869,503	$507,152,949
333,605	102,994	3,143,113	(519,204)	96,521	260,165	3,485,468
115,620	(169,198)	9,056,699	360,284	(78,396)	658,561	12,640,321
1,610,827	824,078	19,220,926	1,107,300	459,540	4,293,108	109,763,488
$11,455,115	$10,336,645	$280,003,186	$17,074,388	$21,635,390	$27,081,337	$633,042,226
$9,617,401	$8,792,329	$260,285,270	$14,056,202	$20,444,679	$22,155,294	$490,164,277
$—	$—	$—	$501,084	$—	$—	$—
$115,000	$3,359,000	$18,084,000	$819,000	$349,000	$654,000	$31,919,000
$136,522	$16,869	$74,622	$179,318	$147,536	$4	$—
$—	$—	$—	$—	$—	$—	$316
$—	$—	$—	$13,914	$—	$—	$—

$203,959	$1,475,145	$2,420,858	$84,426	$—	$401,932	$190,693,173
—	58,502	1,324,991	18,278	—	—	89,250,237
—	—	137,148	—	—	—	—
—	116,453	12,730,467	12,046	10,290	64,462	210,746,394
11,251,156	8,686,545	31,783,355	16,959,638	21,625,100	26,614,943	142,352,422
—	—	231,583,908	—	—	—	—
—	—	22,459	—	—	—	—

11,108	90,858	117,954	5,363	—	22,385	12,311,605
—	3,614	66,088	1,165	—	—	6,021,624
—	—	6,740	—	—	—	—
—	7,122	621,498	760	670	3,556	13,531,227
623,582	530,683	1,541,857	1,064,899	1,408,215	1,468,366	9,292,444
—	—	11,264,219	—	—	—	—
—	—	1,093	—	—	—	—

$18.36	$16.24	$20.52	$15.74	$—	$17.96	$15.49
—	16.19	20.05	15.69	—	—	14.82
—	—	20.35	—	—	—	—
—	16.35	20.48	15.86	15.36	18.13	15.57
18.04	16.37	20.61	15.93	15.36	18.13	15.32
—	—	20.56	—	—	—	—
—	—	20.55	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	183

Statements of Assets and Liabilities (cont’d)

September 30, 2017

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Assets:
Investments, at value	$255,185,035	$18,559,963	$146,264,889	$32,092,371	$64,420,974
Repurchase agreements, at value	4,531,000	166,000	4,089,000	577,000	640,000
Cash	527	582	313	341	934
Foreign currency, at value	—	6,443	367,462	—	1,141,227
Unrealized appreciation of forward foreign currency contracts	—	26	435	—	2
Dividends and interest receivable (net of foreign withholding taxes)	4,642,587	11,873	343,903	1,060	30,622
Receivable for investments sold	62,471	44,805	483,350	3,167	477,336
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	5,867,024	—	50,701	11,448	213,261
Receivable from Investment Manager	—	—	—	—	17,012
Tax reclaims receivable	505	15,771	142,448	—	—
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	27,435	1,033	8,700	2,992	1,462
Prepaid expenses and other assets	44,449	12,848	34,584	16,692	16,271
Total Assets	270,361,033	18,819,344	151,785,785	32,705,071	66,959,101
Liabilities:
Payable for investments purchased	1,701,699	104,167	741,259	—	811,304
Payable for Fund shares redeemed	4,531,802	—	41,804	19,021	74,301
Options written, at value	—	—	—	—	—
Investment management fees payable	103,687	2,031	98,437	21,007	—
Distribution fees payable	7,520	—	1,754	—	313
Servicing fees payable	13,779	15	1,843	599	2,313
Unrealized depreciation of forward foreign currency contracts	—	95	2,801	—	60
Trustees Deferred Compensation Plan payable (see Note 5)	27,435	1,033	8,700	2,992	1,462
Accrued expenses and other liabilities	236,259	57,563	160,228	78,353	173,012
Total Liabilities	6,622,181	164,904	1,056,826	121,972	1,062,765
Net Assets	$263,738,852	$18,654,440	$150,728,959	$32,583,099	$65,896,336
Net Assets Consist of:
Paid-in-capital	$289,061,195	$12,562,948	$113,839,833	$22,045,015	$61,127,306
Undistributed (dividends in excess of) net investment income	(833,600)	100,639	514,790	(320,339)	187,060
Accumulated net realized gain (loss)	(30,564,470)	2,192,640	2,395,566	1,319,252	118,144
Net unrealized appreciation	6,075,727	3,798,213	33,978,770	9,539,171	4,463,826
Net Assets	$263,738,852	$18,654,440	$150,728,959	$32,583,099	$65,896,336
Cost of Investments	$249,109,308	$14,762,158	$112,284,154	$22,553,200	$59,942,356
Cost of Repurchase Agreements	$4,531,000	$166,000	$4,089,000	$577,000	$640,000
Cost of Foreign Currency	$—	$6,503	$368,109	$—	$1,142,474
Premiums Received for Options Written	$—	$—	$—	$—	$—

184	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap

$4,452,611	$1,606,688,925	$456,796,797	$2,542,245	$37,728,225
163,000	131,315,000	41,622,000	—	244,000
48	16,927	452	70,049	728
1,616	—	—	—	—
—	—	—	—	—
6,706	24,746,296	277	12,346	3,011
—	65,565	49,239,582	—	247,775
—	—	2,888,202	7,176	—
203	3,600,886	2,751,036	—	651
—	—	—	19,763	2,886
4,673	—	—	—	—
802	98,189	19,271	636	4,782
35,053	115,960	36,310	13,476	16,986
4,664,712	1,766,647,748	553,353,927	2,665,691	38,249,044

—	84,319,095	4,640,992	13,974	89,130
—	3,898,832	288,830	—	10,379
—	—	19,772,908	8,430	—
3,078	662,108	180,533	—	38,206
296	30,451	10,124	170	—
375	75,710	30,760	175	2,535
—	—	—	—	—
802	98,189	19,271	636	4,782
68,504	615,410	289,242	58,238	87,361
73,055	89,699,795	25,232,660	81,623	232,393
$4,591,657	$1,676,947,953	$528,121,267	$2,584,068	$38,016,651

$4,373,460	$1,724,588,125	$508,482,657	$2,834,918	$17,618,859
45,940	(7,613,432)	3,003,084	31,566	(549,213)
(553,043)	(45,294,265)	13,223,444	(681,754)	7,610,756
725,300	5,267,525	3,412,082	399,338	13,336,249
$4,591,657	$1,676,947,953	$528,121,267	$2,584,068	$38,016,651
$3,727,299	$1,601,421,400	$450,216,839	$2,153,511	$24,391,976
$163,000	$131,315,000	$41,622,000	$—	$244,000
$1,617	$—	$—	$—	$—
$—	$—	$16,605,032	$19,034	$—

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	185

Statements of Assets and Liabilities (cont’d)

September 30, 2017

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Net Assets:
Class A	$58,525,389	$72,396	$6,067,908	$3,030,901	$11,026,838
Class C	11,722,641	—	2,828,725	—	526,862
Class R	1,047,808	—	263,821	—	—
Class P	35,931,025	—	55,843,223	1,567,879	19,899,000
Institutional Class	155,021,983	18,582,044	67,921,152	27,984,319	34,443,636
Class R6	—	—	17,804,130	—	—
Administrative Class	1,490,006	—	—	—	—
Shares Issued and Outstanding:
Class A	6,284,176	3,670	147,322	191,185	639,477
Class C	1,260,824	—	70,707	—	30,401
Class R	117,159	—	6,521	—	—
Class P	4,012,052	—	1,351,259	98,332	1,161,764
Institutional Class	17,254,899	933,997	1,585,173	1,746,053	1,969,419
Class R6	—	—	415,000	—	—
Administrative Class	168,528	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$9.31	$19.73	$41.19	$15.85	$17.24
Class C	9.30	—	40.01	—	17.33
Class R	8.94	—	40.46	—	—
Class P	8.96	—	41.33	15.94	17.13
Institutional Class	8.98	19.90	42.85	16.03	17.49
Class R6	—	—	42.90	—	—
Administrative Class	8.84	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

186	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap

$1,361,737	$218,313,111	$136,344,608	$581,776	$12,330,846
487,964	148,586,794	16,535,165	277,629	—
—	—	—	—	—
61,679	700,375,776	136,127,040	19,176	4,478,199
1,927,869	539,077,732	205,068,782	1,705,487	21,207,606
752,408	70,594,540	34,045,672	—	—
—	—	—	—	—

65,764	14,383,941	8,383,196	32,692	520,640
24,768	9,807,829	1,051,365	16,269	—
—	—	—	—	—
3,076	46,292,186	8,370,444	1,089	186,327
92,646	35,614,668	12,485,664	95,188	880,801
37,809	4,663,276	2,086,155	—	—
—	—	—	—	—

$20.71	$15.18	$16.26	$17.80	$23.68
19.70	15.15	15.73	17.06	—
—	—	—	—	—
20.05	15.13	16.26	17.61	24.03
20.81	15.14	16.42	17.92	24.08
19.90	15.14	16.32	—	—
—	—	—	—	—

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	187

Statements of Operations

Year ended September 30, 2017

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$686,136	$532,139	$460,905	$531,319	$546,635
Dividends, net of foreign withholding taxes*	53,389	3,170	1,640	1,922	2,363
Contribution from Investment Manager (see Note 6)	6,344	13,346	14,332	—	—
Interest	1,470	2,256	2,513	1,864	1,936
Miscellaneous	—	—	—	—	—
Total Investment Income	747,339	550,911	479,390	535,105	550,934
Expenses:
Investment management	26,451	29,984	33,224	26,584	23,907
Administration	84,001	84,790	94,542	82,515	61,634
Distribution — Class C	3,288	—	5,594	—	973
Distribution — Class R	465	1,152	2,991	2,572	2,261
Administrative servicing — Class P	—	—	—	—	—
Servicing — Class A	32,647	18,070	20,745	21,688	12,414
Servicing — Class C	1,096	—	1,865	—	324
Servicing — Class R	465	1,152	2,991	2,572	2,261
Distribution and/or servicing — Administrative Class	1,444	1,580	3,226	1,891	935
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Legal	503	554	595	473	409
Trustees	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	—	—	—	—	—
Line of credit commitment	1,106	1,242	1,351	1,076	959
Miscellaneous	843	1,050	1,167	1,090	1,014
Total Expenses	152,309	139,574	168,291	140,461	107,091
Less: Fee Waiver/Reimbursement from Investment Manager	(82,562)	(103,430)	(109,436)	(63,406)	(25,645)
Net Expenses	69,747	36,144	58,855	77,055	81,446
Net Investment Income	677,592	514,767	420,535	458,050	469,488

188	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$352,706	$347,043	$123,412	$2,056,954	$10,313,235	$—	$—
1,841	1,765	894	749,934	221,981	162,042	18,459,947
—	—	—	10,136	—	—	—
1,092	1,005	495	1,266	75,183	469	6,573
—	—	—	—	1,121	—	17
355,639	349,813	124,801	2,818,290	10,611,520	162,511	18,466,537

14,506	13,962	5,648	25,675	3,167,819	25,125	2,134,526
39,958	33,757	15,000	77,238	—	—	—
—	1,224	—	24,578	297,044	180	135
872	903	496	678	48	—	—
—	—	—	—	983	—	2,992
10,171	6,877	3,851	25,291	118,571	127	7,466
—	408	—	8,193	99,015	60	45
872	903	496	678	48	—	—
1,416	1,768	859	3,279	65	—	—
—	—	—	—	33,712	—	12,605
—	—	—	—	26,539	—	—
—	—	—	—	1	—	—
—	—	—	—	69,903	—	2,121
250	220	78	464	54,695	11,446	58,891
—	—	—	—	44,481	578	70,596
—	—	—	—	42,986	42,226	37,063
—	—	—	—	98,980	72,204	80,710
—	—	—	—	70,055	170,225	564,143
—	—	—	—	35,694	13,938	44,164
—	—	—	—	80,357	7,232	32,747
—	—	—	—	—	—	1,158
—	—	—	—	14,858	4,524	17,240
586	551	216	1,054	9,389	155	14,061
617	567	93	2,152	19,665	5,180	18,956
69,248	61,140	26,737	169,280	4,284,308	353,200	3,099,619
(7,838)	(3,702)	(1,712)	(82,640)	(2,368,981)	(314,955)	(222,208)
61,410	57,438	25,025	86,640	1,915,327	38,245	2,877,411
294,229	292,375	99,776	2,731,650	8,696,193	124,266	15,589,126

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	189

Statements of Operations (cont’d)

Year ended September 30, 2017

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$67,866	$95,709	$109,356	$78,708	$93,168
Investments in Affiliates	1,421,952	2,021,915	2,248,547	1,443,577	1,020,105
Futures contracts	(57,760)	205,424	218,027	218,217	156,431
Forward currency contracts	—	—	—	—	—
Foreign currency transactions	4,067	6,674	11,935	11,633	9,839
Net capital gain distributions received from underlying Affiliated funds	92,145	55,759	31,351	95,812	120,791
Net capital gain distributions received from underlying funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(76,405)	(114,509)	(106,078)	(72,148)	(85,321)
Investments in Affiliates	2,649,126	4,121,781	6,057,485	5,925,711	6,165,420
Futures contracts	(46,153)	(761)	39,366	16,983	14,154
Forward currency contracts	—	—	—	—	—
Foreign currency transactions	(588)	(587)	2,748	2,292	2,591
Net realized and change in unrealized gain	4,054,250	6,391,405	8,612,737	7,720,785	7,497,178
Net Increase in Net Assets Resulting from Investment Operations	$4,731,842	$6,906,172	$9,033,272	$8,178,835	$7,966,666
* Foreign withholding taxes	$—	$—	$—	$—	$—

190	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity

$47,162	$43,681	$16,909	$124,392	$(721,465)	$722,112	$61,064,463
665,841	519,799	266,398	1,291,909	18,486,259	—	—
78,997	82,585	40,718	(390,584)	3,049,153	35,960	713,203
—	—	—	2,593	—	6,222	(2,605)
7,972	7,108	3,166	1,388	(11,341)	(6,040)	(83,070)
84,242	84,125	29,893	29,363	2,582,734	—	—
—	—	—	26,338	—	—	—

(39,437)	(36,105)	(12,209)	(134,958)	95,632	408,394	62,405,335
3,896,368	3,948,259	1,569,065	(399,443)	19,426,081	—	—
6,136	969	(1,542)	73,900	(295,087)	3,554	(137,283)
—	—	—	—	—	86	(3,942)
2,108	2,046	2,387	1,413	8,400	(6,079)	5,618
4,749,389	4,652,467	1,914,785	626,311	42,620,366	1,164,209	123,961,719
$5,043,618	$4,944,842	$2,014,561	$3,357,961	$51,316,559	$1,288,475	$139,550,845
$—	$—	$—	$2,706	$—	$22,761	$1,223,722

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	191

Statements of Operations (cont’d)

Period or Year ended September 30, 2017

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Investment Income:
Interest, net of foreign withholding taxes*	$624	$1,581	$16,668,112	$407	$2,599,323
Dividends from investments in Affiliates	—	—	—	—	—
Dividends, net of foreign withholding taxes*	982,504	2,418,418	8,694,195	1,096,804	—
Miscellaneous	—	—	7,640	—	—
Total Investment Income	983,128	2,419,999	25,369,947	1,097,211	2,599,323
Expenses:
Investment management	99,835	332,706	6,509,778	359,231	309,243
Distribution — Class C	385	125	415,581	—	784
Distribution — Class R	—	—	1,674	—	—
Administrative servicing — Class P	—	62	70,204	—	—
Servicing — Class A	384	687	355,150	199	333
Servicing — Class C	128	42	138,527	—	261
Servicing — Class R	—	—	1,674	—	—
Distribution and/or servicing — Administrative Class	—	—	3,351	—	—
Sub-transfer agent — Class A	—	584	187,680	11,903	92
Sub-transfer agent — Class C	8	2	35,231	—	70
Sub-transfer agent — Class R	—	—	1,882	—	—
Sub-transfer agent — Institutional Class	—	97	391,806	2,780	562
Sub-transfer agent — Administrative Class	—	—	109	—	—
Legal	11,967	19,110	66,913	11,231	18,609
Trustees	3,110	11,490	100,555	3,972	3,942
Audit and tax services	38,436	41,774	77,453	44,909	57,640
Registration	72,813	72,439	113,263	30,580	55,983
Custodian and accounting agent	238,377	99,835	159,642	179,032	82,158
Shareholder communications	12,738	14,548	63,829	7,391	8,410
Transfer agent	8,578	12,102	63,495	4,863	7,510
Organizational	—	—	—	—	—
Offering	—	—	—	—	—
Excise tax	—	—	—	—	—
Insurance	6,057	6,625	36,959	5,287	5,503
Line of credit commitment	847	2,287	26,110	821	836
Miscellaneous	6,412	6,796	53,862	3,401	4,901
Total Expenses	500,075	621,311	8,874,728	665,600	556,837
Less: Fee Waiver/Reimbursement from Investment Manager	(348,158)	(174,158)	—	(185,526)	(162,523)
Net Expenses	151,917	447,153	8,874,728	480,074	394,314
Net Investment Income	831,211	1,972,846	16,495,219	617,137	2,205,009

(1)	Commencement of operations was May 3, 2017. Information represents the period from May 3, 2017 through September 30, 2017.

192	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield (1)	AllianzGI Global Sustainability	AllianzGI Global Water

$129	$221	$1,431,993	$270,494	$419,867	$522	$25,671
—	—	7,975	21,065	—	—	—
377,405	317,586	4,083,011	239,615	—	494,870	11,119,997
—	—	45	8	—	—	1,452
377,534	317,807	5,523,024	531,182	419,867	495,392	11,147,120

152,259	52,186	1,768,542	121,295	50,191	193,139	5,247,571
—	288	7,934	106	—	—	650,141
—	—	412	—	—	—	—
—	—	8,174	—	—	3	142,785
262	1,113	9,414	229	—	529	485,349
—	96	2,645	35	—	—	216,714
—	—	412	—	—	—	—
—	—	52	—	—	—	—
12,534	124	3,911	—	—	12,035	212,301
—	21	933	8	—	—	93,925
—	—	315	—	—	—	—
1,283	3,419	11,975	654	—	3,107	75,685
—	—	—	—	—	—	—
11,155	12,285	52,506	19,157	24,500	10,756	50,873
1,332	662	25,745	1,423	1,006	2,405	57,633
48,926	38,176	34,000	38,201	61,262	38,406	53,137
29,531	54,844	97,679	50,934	1,517	41,278	80,928
166,243	188,438	458,731	83,806	32,183	82,398	259,790
6,069	5,774	24,375	9,867	29,677	7,583	103,256
4,216	5,518	22,261	5,856	1,425	5,189	65,619
—	—	—	—	44,459	—	—
—	—	—	—	46,135	—	—
—	2,850	—	—	—	—	—
4,455	4,284	6,264	4,704	644	4,829	14,228
263	128	4,314	325	121	493	10,924
3,634	4,117	21,346	6,980	2,205	3,902	7,850
442,162	374,323	2,561,940	343,580	295,325	406,052	7,828,709
(251,209)	(307,860)	(736,821)	(192,052)	(236,455)	(189,631)	(650,261)
190,953	66,463	1,825,119	151,528	58,870	216,421	7,178,448
186,581	251,344	3,697,905	379,654	360,997	278,971	3,968,672

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	193

Statements of Operations (cont’d)

Period or Year ended September 30, 2017

	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,079,401	$6,233,691	$225,191,544	$2,974,594	$1,635,982
Investments in Affiliates	—	—	—	—	—
Futures contracts	92,085	680,914	—	—	77,813
Options written	—	—	—	—	11,711
Swaps	—	—	—	—	(24,151)
Forward currency contracts	(5,010)	17,134	—	12,816	49,110
Foreign currency transactions	(51,597)	(19,427)	—	(35,822)	(28,036)
Net change in unrealized appreciation/depreciation of:
Investments	4,657,027	12,251,171	(99,079,360)	2,784,674	(1,342,837)
Investments in Affiliates	—	—	—	—	—
Futures contracts	(147)	(84,397)	—	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	(54,273)
Forward currency contracts	—	—	—	(287)	3,741
Foreign currency transactions	9,327	(256)	—	(2,793)	(5,524)
Net realized and change in unrealized gain	5,781,086	19,078,830	126,112,184	5,733,182	323,536
Net Increase in Net Assets Resulting from Investment Operations	$6,612,297	$21,051,676	$142,607,403	$6,350,319	$2,528,545
* Foreign withholding taxes	$105,284	$8,730	$—	$151,726	$1,723

(1)	Commencement of operations was May 3, 2017. Information represents the period from May 3, 2017 through September 30, 2017.

194	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global High Yield (1)	AllianzGI Global Sustainability	AllianzGI Global Water

$1,752,940	$(27,012)	$2,094,249	$508,714	$17,828	$676,362	$16,385,996
—	—	854,359	—	—	—	—
—	—	6,560,859	(154,315)	(19,098)	—	—
—	—	—	40,740	—	—	—
—	—	—	—	—	—	—
(12,240)	(76)	29,752	(73,812)	(243,119)	366	162,654
2,476	(5,934)	8,820	(29,342)	19,519	(12,004)	(362,964)

617,346	928,330	18,945,066	463,003	537,231	2,747,871	28,419,183
—	—	(949,529)	79,954	—	—	—
—	—	101,184	(27,253)	(656)	—	—
—	—	—	(10,720)	—	—	—
—	—	—	—	—	—	—
—	—	—	29,315	(85,083)	—	—
(2,491)	4,702	441	(1,201)	8,048	557	38,391
2,358,031	900,010	27,645,201	825,083	234,670	3,413,152	44,643,260
$2,544,612	$1,151,354	$31,343,106	$1,204,737	$595,667	$3,692,123	$48,611,932
$52,840	$30,806	$221,745	$19,709	$208	$26,382	$666,008

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	195

Statements of Operations (cont’d)

Year ended September 30, 2017

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Investment Income:
Interest	$20,712,499	$136	$3,216	$550	$912
Dividends, net of foreign withholding taxes*	—	379,556	2,008,115	118,491	1,150,975
Miscellaneous	162,799	—	219	—	4
Total Investment Income	20,875,298	379,692	2,011,550	119,041	1,151,891
Expenses:
Investment management	1,591,718	207,634	1,113,109	429,740	253,421
Distribution — Class C	96,438	—	19,240	—	2,195
Distribution — Class R	3,039	—	352	—	—
Administrative servicing — Class P	30,255	—	—	1,242	10,030
Servicing — Class A	143,255	139	17,709	7,491	17,424
Servicing — Class C	32,146	—	6,413	—	732
Servicing — Class R	3,039	—	352	—	—
Distribution and/or servicing — Administrative Class	4,317	—	—	—	—
Sub-transfer agent — Class A	132,809	41	17,207	3,654	12,745
Sub-transfer agent — Class C	11,112	—	1,997	—	251
Sub-transfer agent — Class R	4,023	—	272	—	—
Sub-transfer agent — Institutional Class	157,818	219	16,315	35,861	4,435
Legal	37,121	9,833	18,633	10,683	13,189
Trustees	34,292	2,969	9,688	3,273	2,554
Audit and tax services	59,120	38,697	43,173	39,281	60,983
Registration	94,812	32,575	79,931	40,603	53,828
Custodian and accounting agent	86,908	100,449	253,725	68,532	443,827
Shareholder communications	42,872	10,314	15,510	10,438	15,655
Transfer agent	39,528	4,296	21,236	9,001	7,016
Excise tax	2,969	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	12,683	4,373	6,910	5,245	4,557
Line of credit commitment	7,133	503	2,134	724	473
Miscellaneous	20,960	2,820	7,597	4,145	3,881
Total Expenses	2,648,367	414,862	1,651,503	669,913	907,196
Less: Fee Waiver/Reimbursement from Investment Manager	—	(172,093)	(353,557)	(137,352)	(589,042)
Net Expenses	2,648,367	242,769	1,297,946	532,561	318,154
Net Investment Income (Loss)	18,226,931	136,923	713,604	(413,520)	833,737

196	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap

$50	$75,381,403	$42,464	$84	$397
147,698	—	6,478,529	78,694	171,341
9	448,799	9,451	33	—
147,757	75,830,202	6,530,444	78,811	171,738

45,207	7,557,118	2,337,493	29,723	627,492
5,156	362,265	111,080	2,019	—
—	—	—	—	—
62	566,657	55,362	3	4,475
4,277	549,609	282,967	1,499	37,412
1,719	362,265	37,027	673	—
—	—	—	—	—
—	—	—	—	—
18,832	202,993	140,530	15,519	24,731
1,052	109,079	15,287	323	—
—	—	—	—	—
637	203,517	132,664	2,279	26,926
7,936	103,779	97,018	14,828	11,623
472	164,143	38,818	235	3,010
33,211	41,448	44,461	32,193	39,281
63,982	140,395	102,809	53,213	44,573
145,800	186,201	130,992	65,255	72,698
7,438	161,546	117,382	6,917	10,923
7,965	139,023	60,207	5,864	10,947
—	—	—	—	631
—	—	53,802	—	—
4,531	28,774	9,464	4,396	5,628
132	30,947	7,301	100	879
4,977	53,216	8,924	5,378	4,396
353,386	10,962,975	3,783,588	240,417	925,625
(287,899)	—	(409,881)	(193,599)	(23,713)
65,487	10,962,975	3,373,707	46,818	901,912
82,270	64,867,227	3,156,737	31,993	(730,174)

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	197

Statements of Operations (cont’d)

Year ended September 30, 2017

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI NFJ Emerging Markets Value
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,718,603	$2,313,347	$6,255,510	$4,445,191	$2,024,681
Options written	—	—	—	—	—
Forward currency contracts	—	15,513	(212,115)	—	(11,649)
Foreign currency transactions	—	(38,282)	165,994	—	(55,277)
Payments from Affiliates (See Note 7(a))	—	—	1,442	—	52,591
Net change in unrealized appreciation/depreciation of:
Investments	5,062,426	3,097,086	18,196,823	1,839,617	3,466,064
Options written	—	—	—	—	—
Unfunded loan commitments	49,286	—	—	—	—
Forward currency contracts	—	(69)	(2,366)	—	(85)
Foreign currency transactions	—	478	1,212	—	(3,181)
Net realized and change in unrealized gain	6,830,315	5,388,073	24,406,500	6,284,808	5,473,144
Net Increase in Net Assets Resulting from Investment Operations	$25,057,246	$5,524,996	$25,120,104	$5,871,288	$6,306,881
* Foreign withholding taxes	$—	$41,591	$219,794	$—	$134,639

198	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Small-Cap Value	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI Ultra Micro Cap

$203,655	$2,643,778	$33,700,377	$(187,783)	$8,435,518
—	—	(20,108,838)	269,986	—
(2,573)	—	—	—	—
(10,864)	—	—	—	—
—	—	5,650	—	2,886

273,579	2,238,404	7,216,302	384,284	(1,019,739)
—	—	(2,746,640)	(44,512)	—
—	—	—	—	—
(1,122)	—	—	—	—
2,456	—	—	—	—
465,131	4,882,182	18,066,851	421,975	7,418,665
$547,401	$69,749,409	$21,223,588	$453,968	$6,688,491
$14,869	$—	$—	$—	$—

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	199

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$677,592	$1,566,950	$514,767	$1,653,428
Net realized gain (loss)	1,528,270	(38,259)	2,385,481	51,690
Net change in unrealized appreciation/depreciation	2,525,980	4,103,248	4,005,924	4,707,268
Net increase in net assets resulting from investment operations	4,731,842	5,631,939	6,906,172	6,412,386
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(314,038)	(595,528)	(122,193)	(563,042)
Class C	(8,548)	(7,610)	—	—
Class R	(9,351)	(20,395)	(18,282)	(22,099)
Class P	(724,018)	(797,874)	(951,555)	(1,080,525)
Class R6	(368,801)	(436,891)	(348,228)	(382,398)
Administrative Class	(14,448)	(59,872)	(12,039)	(40,396)
Net realized capital gains:
Class A	—	—	(5,755)	—
Class C	—	—	—	—
Class R	—	—	(754)	—
Class P	—	—	(30,725)	—
Class R6	—	—	(10,972)	—
Administrative Class	—	—	(496)	—
Total dividends and distributions to shareholders	(1,439,204)	(1,918,170)	(1,500,999)	(2,088,460)
Fund Share Transactions:
Net proceeds from the sale of shares	13,960,071	11,998,663	17,262,317	13,883,221
Issued in reinvestment of dividends and distributions	1,435,552	1,917,422	1,486,604	2,064,577
Cost of shares redeemed	(19,103,594)	(31,476,088)	(13,632,799)	(33,447,703)
Net increase (decrease) from Fund share transactions	(3,707,971)	(17,560,003)	5,116,122	(17,499,905)
Total increase (decrease) in net assets	(415,333)	(13,846,234)	10,521,295	(13,175,979)
Net Assets:
Beginning of year	53,301,867	67,148,101	55,251,425	68,427,404
End of year*	$52,886,534	$53,301,867	$65,772,720	$55,251,425
* Including undistributed (dividends in excess of) net investment income of:	$275,749	$954,712	$100,560	$984,036

200	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$420,535	$1,564,351	$458,050	$949,692	$469,488	$664,544
2,619,216	(140,434)	1,847,947	76,608	1,400,334	401,680
5,993,521	5,092,166	5,872,838	4,198,593	6,096,844	3,487,610
9,033,272	6,516,083	8,178,835	5,224,893	7,966,666	4,553,834

(128,753)	(446,854)	(167,435)	(341,963)	(72,361)	(164,686)
(9,739)	(13,670)	—	—	(1,802)	(2,949)
(42,799)	(55,314)	(30,051)	(36,323)	(33,676)	(26,667)
(812,248)	(940,472)	(734,209)	(810,229)	(547,161)	(439,848)
(420,128)	(429,074)	(241,355)	(184,982)	(408,413)	(319,410)
(25,169)	(56,360)	(14,178)	(19,510)	(7,153)	(11,823)

(27,656)	—	(43,348)	—	(72,948)	(10,892)
(2,597)	—	—	—	(2,318)	(265)
(8,838)	—	(8,219)	—	(30,988)	(1,774)
(126,596)	—	(149,417)	—	(388,536)	(22,364)
(63,529)	—	(46,996)	—	(280,126)	(15,802)
(4,716)	—	(3,283)	—	(6,053)	(667)
(1,672,768)	(1,941,744)	(1,438,491)	(1,393,007)	(1,851,535)	(1,017,147)

19,651,781	16,200,938	14,086,259	11,823,510	15,052,248	12,003,864
1,653,530	1,917,937	1,421,045	1,371,559	1,838,433	1,011,803
(17,363,253)	(29,171,828)	(14,404,979)	(20,805,948)	(10,458,454)	(18,642,360)
3,942,058	(11,052,953)	1,102,325	(7,610,879)	6,432,227	(5,626,693)
11,302,562	(6,478,614)	7,842,669	(3,778,993)	12,547,358	(2,090,006)

62,100,444	68,579,058	50,646,349	54,425,342	42,694,497	44,784,503
$73,403,006	$62,100,444	$58,489,018	$50,646,349	$55,241,855	$42,694,497
$(17,043)	$959,751	$(40,900)	$586,449	$(51,113)	$426,439

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	201

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$294,229	$333,237	$292,375	$302,760
Net realized gain	884,214	384,262	737,298	477,920
Net change in unrealized appreciation/depreciation	3,865,175	2,148,093	3,915,169	1,701,960
Net increase in net assets resulting from investment operations	5,043,618	2,865,592	4,944,842	2,482,640
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(66,804)	(132,040)	(38,744)	(29,146)
Class C	—	—	(2,598)	(1,452)
Class R	(13,061)	(9,256)	(16,335)	(7,962)
Class P	(339,225)	(263,806)	(288,099)	(150,657)
Institutional Class	—	—	—	—
Class R6	(221,167)	(99,028)	(298,199)	(159,817)
Administrative Class	(13,206)	(8,009)	(15,717)	(10,166)
Net realized capital gains:
Class A	(106,108)	(16,362)	(48,414)	(45,712)
Class C	—	—	(4,166)	(3,074)
Class R	(19,230)	(1,228)	(21,175)	(12,276)
Class P	(390,158)	(26,141)	(291,835)	(152,187)
Institutional Class	—	—	—	—
Class R6	(243,478)	(9,548)	(291,783)	(158,510)
Administrative Class	(15,955)	(880)	(17,726)	(11,725)
Total dividends and distributions to shareholders	(1,428,392)	(566,298)	(1,334,791)	(742,684)
Fund Share Transactions:
Net proceeds from the sale of shares	9,936,787	9,554,648	10,942,394	8,337,155
Issued in reorganization	—	—	—	—
Issued in reinvestment of dividends and distributions	1,426,631	565,752	1,332,075	741,136
Cost of shares redeemed	(6,681,204)	(12,044,535)	(6,977,683)	(9,397,563)
Net increase (decrease) from Fund share transactions	4,682,214	(1,924,135)	5,296,786	(319,272)
Total increase (decrease) in net assets	8,297,440	375,159	8,906,837	1,420,684
Net Assets:
Beginning of year	25,419,892	25,044,733	23,709,875	22,289,191
End of year*	$33,717,332	$25,419,892	$32,616,712	$23,709,875
* Including undistributed (dividends in excess of) net investment income of:	$(38,330)	$233,639	$(36,688)	$244,362

202	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Retirement Income		AllianzGI Global Allocation

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$99,776	$88,282	$2,731,650	$1,177,185	$8,696,193	$2,257,729
357,084	36,215	1,085,399	21,929	23,385,340	112,430
1,557,701	587,542	(459,088)	1,620,563	19,235,026	30,727,432
2,014,561	712,039	3,357,961	2,819,677	51,316,559	33,097,591

(20,979)	(18,484)	(464,817)	(296,174)	(814,701)	(467,965)
—	—	(109,153)	(98,276)	(342,699)	(178,791)
(6,391)	(3,771)	(8,919)	(10,524)	(362)	(82)
(91,959)	(40,910)	(802,502)	(361,607)	(66,393)	(15,338)
—	—	—	—	(1,517,436)	(492,766)
(79,203)	(59,101)	(1,059,163)	(515,328)	(8,106,799)	(1,905,490)
(6,244)	(4,367)	(64,921)	(5,406)	(499)	(144)

(23,081)	(14,741)	(51,561)	(20,804)	—	(3,168,468)
—	—	(16,672)	(12,996)	—	(1,840,892)
(7,752)	(3,317)	(2,534)	(914)	—	(595)
(84,131)	(26,664)	(86,955)	(22,536)	—	(94,329)
—	—	—	—	—	(2,766,629)
(70,689)	(37,888)	(96,314)	(32,297)	—	(3,407,957)
(6,450)	(3,167)	(4,003)	(101)	—	(936)
(396,879)	(212,410)	(2,767,514)	(1,376,963)	(10,848,889)	(14,340,382)

7,237,690	4,981,130	13,306,288	11,341,857	125,983,370	255,847,490
—	—	—	25,393,128	—	—
395,033	210,850	2,736,065	1,370,323	10,623,150	12,131,894
(2,665,826)	(3,754,195)	(17,509,593)	(12,159,806)	(314,160,178)	(103,374,685)
4,966,897	1,437,785	(1,467,240)	25,945,502	(177,553,658)	164,604,699
6,584,579	1,937,414	(876,793)	27,388,216	(137,085,988)	183,361,908

8,122,747	6,185,333	51,090,098	23,701,882	493,665,251	310,303,343
$14,707,326	$8,122,747	$50,213,305	$51,090,098	$356,579,263	$493,665,251
$(16,130)	$57,579	$372,613	$120,369	$339,791	$147,609

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	203

Statements of Changes in Net Assets (cont’d)

	AllianzGI Best Styles Emerging Markets Equity		AllianzGI Best Styles Global Equity

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$124,266	$227,044	$15,589,126	$11,255,030
Net realized gain (loss)	758,254	(754,886)	61,691,991	3,866,684
Net change in unrealized appreciation/depreciation	405,955	2,212,273	62,269,728	37,903,153
Net increase in net assets resulting from investment operations	1,288,475	1,684,431	139,550,845	53,024,867
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(652)	—	— #	(352,595)
Class C	(747)	—	(119)	—
Class R	—	—	—	—
Class P	(580)	(112)	(44,546)	(19,413)
Institutional Class	(590)	(131)	(36,578)	(6,010)
Class R6	(307,036)	(146,646)	(11,674,739)	(2,676,511)
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	—	—	(8,143)	—
Class C	—	—	(64)	—
Class R	—	—	—	—
Class P	—	(290)	(18,098)	—
Institutional Class	—	(175)	(13,368)	—
Class R6	—	(159,787)	(4,047,266)	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(309,605)	(307,141)	(15,842,921)	(3,054,529)
Fund Share Transactions:
Net proceeds from the sale of shares	1,004,077	8,341,700	241,623,115	346,693,541
Issued in reinvestment of dividends and distributions	309,605	307,141	15,823,164	2,700,966
Cost of shares redeemed	(7,583,407)	(2,302,292)	(381,516,959)	(84,811,079)
Net increase (decrease) from Fund share transactions	(6,269,725)	6,346,549	(124,070,680)	264,583,428
Total increase (decrease) in net assets	(5,290,855)	7,723,839	(362,756)	314,553,766
Net Assets:
Beginning of year	12,485,824	4,761,985	601,574,168	287,020,402
End of year*	$7,194,969	$12,485,824	$601,211,412	$601,574,168
* Including undistributed (dividends in excess of) net investment income of:	$102,105	$226,653	$15,647,459	$10,360,867

#	Actual amount rounds to less than $1.

204	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles International Equity		AllianzGI Best Styles U.S. Equity		AllianzGI Convertible

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$831,211	$2,379,255	$1,972,846	$1,626,523	$16,495,219	$42,569,269
1,114,879	(2,029,391)	6,912,312	192,407	225,191,544	(73,490,377)
4,666,207	3,440,766	12,166,518	9,005,225	(99,079,360)	133,546,884
6,612,297	3,790,630	21,051,676	10,824,155	142,607,403	102,625,776

(1,126)	—	(7,605)	—	(3,826,287)	(5,896,331)
(1,403)	—	(148)	—	(1,127,814)	(544,144)
—	—	—	—	(16,881)	(19,531)
(898)	(83)	(820)	(747)	(2,494,302)	(2,825,989)
(3,340)	(91)	(1,298)	(31,072)	(27,101,588)	(31,697,379)
(2,758,648)	(866,206)	(1,625,434)	(1,143,821)	—	—
—	—	—	—	(38,602)	(34,432)

—	—	—	—	—	(33,068,126)
—	—	—	—	—	(7,505,117)
—	—	—	—	—	(124,747)
—	(86)	—	(180)	—	(11,746,459)
—	(86)	—	(6,993)	—	(110,785,553)
—	(628,971)	—	(286,791)	—	—
—	—	—	—	—	(152,922)
(2,765,415)	(1,495,523)	(1,635,305)	(1,469,604)	(34,605,474)	(204,400,730)

6,699,316	44,372,099	68,128,385	48,999,773	68,306,058	244,769,331
2,765,415	1,495,523	1,634,905	1,469,000	17,841,764	126,464,875
(57,968,959)	(33,229,337)	(76,517,718)	(47,000,194)	(1,172,762,231)	(980,825,900)
(48,504,228)	12,638,285	(6,754,428)	3,468,579	(1,086,614,409)	(609,591,694)
(44,657,346)	14,933,392	12,661,943	12,823,130	(978,612,480)	(711,366,648)

71,161,469	56,228,077	101,074,895	88,251,765	1,508,581,116	2,219,947,764
$26,504,123	$71,161,469	$113,736,838	$101,074,895	$529,968,636	$1,508,581,116
$848,294	$2,476,977	$1,665,479	$1,288,269	$12,648,203	$15,493,746

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	205

Statements of Changes in Net Assets (cont’d)

	AllianzGI Emerging Markets Consumer		AllianzGI Emerging Markets Debt

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$617,137	$443,801	$2,205,009	$1,880,984
Net realized gain (loss)	2,951,588	(1,553,693)	1,722,429	(271,486)
Net change in unrealized appreciation/depreciation	2,781,594	6,811,029	(1,398,893)	4,137,601
Net increase in net assets resulting from investment operations	6,350,319	5,701,137	2,528,545	5,747,099
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(441)	(183)	(7,943)	(4,625)
Class C	—	—	(5,583)	(2,090)
Class R	—	—	—	—
Class P	—	—	(725)	(464)
Institutional Class	(458,572)	(103,157)	(2,628,852)	(1,801,169)
Class R6	—	—	—	—
Administrative Class	—	—	—	—
Net realized capital gains:
Class A	—	—	(139)	—
Class C	—	—	(114)	—
Class R	—	—	—	—
Class P	—	—	(12)	—
Institutional Class	—	—	(36,925)	—
Administrative Class	—	—	—	—
Total dividends and distributions to shareholders	(459,013)	(103,340)	(2,680,293)	(1,808,348)
Fund Share Transactions:
Net proceeds from the sale of shares	9,259,598	28,268,747	5,965,805	22,212,763
Issued in reinvestment of dividends and distributions	306,003	87,870	2,679,340	1,808,016
Cost of shares redeemed	(16,493,497)	(4,904,364)	(15,528,516)	(12,931,857)
Net increase (decrease) from Fund share transactions	(6,927,896)	23,452,253	(6,883,371)	11,088,922
Total increase (decrease) in net assets	(1,036,590)	29,050,050	(7,035,119)	15,027,673
Net Assets:
Beginning of year	44,678,232	15,628,182	43,612,945	28,585,272
End of year*	$43,641,642	$44,678,232	$36,577,826	$43,612,945
* Including undistributed (dividends in excess of) net investment income of:	$589,288	$393,442	$(132,774)	$88,359

#	Actual amount rounds to less than $1.

206	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend		AllianzGI Global Dynamic Allocation

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$186,581	$184,324	$251,344	$138,765	$3,697,905	$416,529
1,743,176	(1,035,540)	(33,022)	(23,444)	9,548,039	(173,488)
614,855	1,666,074	933,032	157,530	18,097,162	1,410,312
2,544,612	814,858	1,151,354	272,851	31,343,106	1,653,353

— #	(9,645)	(24,388)	(1,113)	(2)	(35,715)
—	—	(1,227)	(316)	(2)	(299)
—	—	—	—	— #	(1,110)
—	—	(1,844)	(278)	(58,830)	(587)
(364,501)	(79,256)	(222,697)	(130,128)	(21,336)	(306,026)
—	—	—	—	(887,497)	—
—	—	—	—	— #	(150)

—	—	—	—	—	(44,679)
—	—	—	—	—	(17,578)
—	—	—	—	—	(2,463)
—	—	—	—	—	(823)
—	—	—	—	—	(333,608)
—	—	—	—	—	(298)
(364,501)	(88,901)	(250,156)	(131,835)	(967,667)	(743,336)

1,310,369	7,653,373	5,123,521	3,337,194	248,412,748	59,468,302
364,501	88,901	250,156	131,835	967,667	739,603
(5,834,176)	(3,576,086)	(2,285,342)	(219,963)	(53,095,861)	(15,310,215)
(4,159,306)	4,166,188	3,088,335	3,249,066	196,284,554	44,897,690
(1,979,195)	4,892,145	3,989,533	3,390,082	226,659,993	45,807,707

13,434,310	8,542,165	6,347,112	2,957,030	53,343,193	7,535,486
$11,455,115	$13,434,310	$10,336,645	$6,347,112	$280,003,186	$53,343,193
$333,605	$189,897	$102,994	$95,743	$3,143,113	$203,766

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	207

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Fundamental Strategy		AllianzGI Global High Yield

	Year ended September 30, 2017	Year ended September 30, 2016	Period from May 3, 2017** through September 30, 2017
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$379,654	$386,522	$360,997
Net realized gain (loss)	291,985	(382,281)	(224,870)
Net change in unrealized appreciation/depreciation	533,098	1,490,200	459,540
Net increase in net assets resulting from investment operations	1,204,737	1,494,441	595,667
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,055)	(7,081)	—
Class C	(267)	(299)	—
Class D†	—	—	—
Class R	—	—	—
Class P	(271)	(398)	(51)
Institutional Class	(365,717)	(752,175)	(117,951)
Administrative Class	—	—	—
Net realized capital gains:
Class A	(1,806)	(1,029)	—
Class C	(182)	(61)	—
Class P	(146)	(62)	—
Institutional Class	(206,259)	(115,372)	—
Total dividends and distributions to shareholders	(577,703)	(876,477)	(118,002)
Fund Share Transactions:
Net proceeds from the sale of shares	188,345	390,979	1,029,723
Issued in reinvestment of dividends and distributions	577,703	876,464	118,002
Cost of shares redeemed	(319,255)	(5,403,824)	—
Net increase (decrease) from Fund share transactions	446,793	(4,136,381)	1,147,725
Total increase (decrease) in net assets	1,073,827	(3,518,417)	1,625,390
Net Assets:
Beginning of period or year	16,000,561	19,518,978	20,010,000
End of period or year*	$17,074,388	$16,000,561	$21,635,390
* Including undistributed (dividends in excess of) net investment income of:	$(519,204)	$(381,832)	$96,521

**	Commencement of operations.
†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

208	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI High Yield Bond

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$278,971	$234,441	$3,968,672	$2,213,362	$18,226,931	$21,349,081
664,724	40,628	16,185,686	3,460,884	1,718,603	(20,425,942)
2,748,428	1,734,696	28,457,574	73,362,133	5,111,712	32,134,897
3,692,123	2,009,765	48,611,932	79,036,379	25,057,246	33,058,036

(1,050)	(863)	(789,589)	(360,797)	(3,041,549)	(3,538,852)
—	—	(64)	(61)	(603,972)	(841,872)
—	—	—	—	—	(179,229)
—	—	—	—	(63,000)	(74,154)
(86)	(86)	(754,192)	(380,771)	(2,935,892)	(3,815,179)
(232,687)	(28,973)	(626,991)	(216,258)	(12,336,030)	(14,017,373)
—	—	—	—	(100,961)	(127,620)

(240)	—	(1,387,866)	(272,544)	—	—
—	—	(545,689)	(126,665)	—	—
(20)	—	(783,556)	(146,928)	—	—
(45,540)	—	(456,756)	(61,596)	—	—
(279,623)	(29,922)	(5,344,703)	(1,565,620)	(19,081,404)	(22,594,279)

6,773,635	17,389,176	277,825,094	238,288,669	170,359,810	273,213,485
279,623	29,922	4,160,836	1,105,269	18,212,460	21,533,926
(4,130,560)	(1,550,321)	(216,105,791)	(136,008,943)	(291,550,996)	(268,748,335)
2,922,698	15,868,777	65,880,139	103,384,995	(102,978,726)	25,999,076
6,335,198	17,848,620	109,147,368	180,855,754	(97,002,884)	36,462,833

20,746,139	2,897,519	523,894,858	343,039,104	360,741,736	324,278,903
$27,081,337	$20,746,139	$633,042,226	$523,894,858	$263,738,852	$360,741,736
$260,165	$228,281	$3,485,468	$1,887,942	$(833,600)	$(1,472,825)

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	209

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Growth		AllianzGI International Small-Cap

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$136,923	$29,165	$713,604	$442,834
Net realized gain (loss)	2,290,578	(122,738)	6,210,831	(2,691,708)
Net change in unrealized appreciation/depreciation	3,097,495	885,239	18,195,669	5,674,777
Net increase in net assets resulting from investment operations	5,524,996	791,666	25,120,104	3,425,903
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1)	(382)	(80,265)	(149,275)
Class C	—	—	(18,676)	(19,686)
Class R	—	—	(1,374)	(591)
Class P	—	—	(403,029)	(234,787)
Institutional Class	(29,197)	(20,891)	(225,723)	(354,831)
Class R6	—	—	(147,555)	—
Net realized capital gains:
Class A	—	—	—	(727,377)
Class C	—	—	—	(140,483)
Class R	—	—	—	(4,705)
Class P	—	—	—	(1,616,911)
Institutional Class	—	—	—	(2,670,300)
Class R6	—	—	—	—
Total dividends and distributions to shareholders	(29,198)	(21,273)	(876,622)	(5,918,946)
Fund Share Transactions:
Net proceeds from the sale of shares	381,263	24,930,150	62,753,688	71,511,297
Issued in reinvestment of dividends and distributions	29,198	21,273	846,217	5,547,080
Cost of shares redeemed	(15,688,736)	(169,556)	(38,748,657)	(85,484,282)
Net increase (decrease) from Fund share transactions	(15,278,275)	24,781,867	24,851,248	(8,425,905)
Total increase (decrease) in net assets	(9,782,477)	25,552,260	49,094,730	(10,918,948)
Net Assets:
Beginning of year	28,436,917	2,884,657	101,634,229	112,553,177
End of year*	$18,654,440	$28,436,917	$150,728,959	$101,634,229
* Including undistributed (dividends in excess of) net investment income of:	$100,639	$7,371	$514,790	$494,916

210	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI NFJ Emerging Markets Value		AllianzGI NFJ International Small-Cap Value

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$(413,520)	$(466,608)	$833,737	$267,418	$82,270	$279,122
4,445,191	2,502,822	2,010,346	(1,208,498)	190,218	(733,813)
1,839,617	1,762,113	3,462,798	2,334,598	274,913	1,322,622
5,871,288	3,798,327	6,306,881	1,393,518	547,401	867,931

—	—	(140,853)	(44,592)	(52,747)	(161,276)
—	—	(3,055)	(2,414)	(47,236)	(37,634)
—	—	—	—	—	—
—	—	(401,473)	(3,152)	(4,723)	(2,868)
—	—	(373,904)	(231,048)	(86,365)	(164,431)
—	—	—	—	(123,590)	(479)

(308,525)	(697,207)	—	—	—	(91,565)
—	—	—	—	—	(26,789)
—	—	—	—	—	—
(116,680)	(133,274)	—	—	—	(1,001)
(2,920,919)	(1,893,315)	—	—	—	(116,929)
—	—	—	—	—	(205)
(3,346,124)	(2,723,796)	(919,285)	(281,206)	(314,661)	(603,177)

6,704,989	8,269,136	79,864,675	3,136,026	1,304,594	10,473,798
3,336,639	2,718,464	919,174	281,206	313,688	600,370
(15,428,523)	(28,761,188)	(29,037,849)	(3,771,411)	(9,209,506)	(11,730,760)
(5,386,895)	(17,773,588)	51,746,000	(354,179)	(7,591,224)	(656,592)
(2,861,731)	(16,699,057)	57,133,596	758,133	(7,358,484)	(391,838)

35,444,830	52,143,887	8,762,740	8,004,607	11,950,141	12,341,979
$32,583,099	$35,444,830	$65,896,336	$8,762,740	$4,591,657	$11,950,141
$(320,339)	$(309,678)	$187,060	$102,930	$45,940	$272,895

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	211

Statements of Changes in Net Assets (cont’d)

	AllianzGI Short Duration High Income		AllianzGI Structured Return

	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$64,867,227	$50,716,435	$3,156,737	$1,603,871
Net realized gain (loss)	2,643,778	(15,926,496)	13,597,189	5,941,364
Net change in unrealized appreciation/depreciation	2,238,404	43,895,976	4,469,662	404,100
Net increase in net assets resulting from investment operations	69,749,409	78,685,915	21,223,588	7,949,335
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(10,760,253)	(10,590,036)	(451,149)	(176,625)
Class C	(6,804,346)	(5,945,656)	(9)	(26,324)
Class D†	—	(118,879)	—	—
Class P	(36,952,063)	(21,309,437)	(255,992)	(30,878)
Institutional Class	(23,289,155)	(22,448,609)	(445,419)	(345,012)
Class R6	(2,094,252)	—	(430,190)	—
Net realized capital gains:
Class A	—	—	(2,431,302)	(283,648)
Class C	—	—	(318,922)	(53,864)
Class P	—	—	(667,014)	(22,778)
Institutional Class	—	—	(2,447,379)	(534,089)
Class R6	—	—	(836,738)	—
Total dividends and distributions to shareholders	(79,900,069)	(60,412,617)	(8,284,114)	(1,473,218)
Fund Share Transactions:
Net proceeds from the sale of shares	1,246,095,121	886,369,043	403,391,041	289,603,948
Issued in reinvestment of dividends and distributions	70,636,506	51,669,532	8,240,525	1,472,510
Cost of shares redeemed	(963,151,673)	(693,711,108)	(172,783,052)	(98,080,857)
Net increase (decrease) from Fund share transactions	353,579,954	244,327,467	238,848,514	192,995,601
Total increase (decrease) in net assets	343,429,294	262,600,765	251,787,988	199,471,718
Net Assets:
Beginning of year	1,333,518,659	1,070,917,894	276,333,279	76,861,561
End of year*	$1,676,947,953	$1,333,518,659	$528,121,267	$276,333,279
* Including undistributed (dividends in excess of) net investment income of:	$(7,613,432)	$(6,481,869)	$3,003,084	$1,429,106

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note13(a).

212	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Equity Hedged		AllianzGI Ultra Micro Cap

Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2017	Year ended September 30, 2016

$31,993	$58,176	$(730,174)	$(1,067,614)
82,203	(837,767)	8,438,404	4,921,545
339,772	1,152,266	(1,019,739)	(2,310,398)
453,968	372,675	6,688,491	1,543,533

(8,563)	(16,120)	—	—
(2,502)	(6,391)	—	—
—	—	—	—
(428)	(313)	—	—
(46,862)	(138,687)	—	—
—	—	—	—

—	—	(1,391,792)	(3,400,965)
—	—	—	—
—	—	(447,225)	(652,144)
—	—	(1,792,480)	(3,098,107)
—	—	—	—
(58,355)	(161,511)	(3,631,497)	(7,151,216)

390,793	1,528,997	6,945,592	6,892,032
58,355	161,511	3,563,191	7,063,080
(3,912,329)	(10,873,059)	(23,708,498)	(52,638,177)
(3,463,181)	(9,182,551)	(13,199,715)	(38,683,065)
(3,067,568)	(8,971,387)	(10,142,721)	(44,290,748)

5,651,636	14,623,023	48,159,372	92,450,120
$2,584,068	$5,651,636	$38,016,651	$48,159,372
$31,566	$57,928	$(549,213)	$(705,202)

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	213

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
9/30/2017	$19.20	$0.20	$1.48	$1.68	$(0.46)	$—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
Class C
9/30/2017	$19.10	$0.05	$1.50	$1.55	$(0.38)	$—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
Class R
9/30/2017	$19.21	$0.32	$0.94	$1.26	$(0.38)	$—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
Class P
9/30/2017	$19.41	$0.28	$1.48	$1.76	$(0.55)	$—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
Class R6
9/30/2017	$19.43	$0.26	$1.53	$1.79	$(0.56)	$—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
Administrative Class
9/30/2017	$19.28	$0.24	$1.47	$1.71	$(0.43)	$—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

214	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.46)	$20.42	9.02%	$13,645	0.36%		0.60%		1.04%		143%
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55

$(0.38)	$20.27	8.31%	$454	1.11%		1.35%		0.28%		143%
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55

$(0.38)	$20.09	6.70%	$43	0.71%		0.86%		1.71%		143%
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55

$(0.55)	$20.62	9.37%	$20,137	0.06%		0.20%		1.42%		143%
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55

$(0.56)	$20.66	9.54%	$17,943	—	%(f)	0.10%		1.31%		143%
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55

$(0.43)	$20.56	9.10%	$665	0.31%		0.45%		1.22%		143%
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	215

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
9/30/2017	$16.95	$0.10	$1.81	$1.91	$(0.31)	$(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
9/30/2017	$16.89	$0.14	$1.69	$1.83	$(0.36)	$(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
9/30/2017	$17.05	$0.16	$1.80	$1.96	$(0.46)	$(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
9/30/2017	$17.07	$0.15	$1.83	$1.98	$(0.47)	$(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
9/30/2017	$17.00	$0.11	$1.81	$1.92	$(0.36)	$(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

216	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.32)	$18.54	11.55%	$7,843	0.32%		0.60%		0.56%		129%
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.37)	$18.35	11.11%	$219	0.67%		0.86%		0.79%		129%
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.47)	$18.54	11.85%	$36,000	0.02%		0.20%		0.92%		129%
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.48)	$18.57	11.97%	$20,971	—	%(f)	0.10%		0.87%		129%
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(e)	2.94	(d)	55

$(0.37)	$18.55	11.57%	$740	0.27%		0.45%		0.61%		129%
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	217

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
9/30/2017	$20.14	$0.07	$2.70	$2.77	$(0.35)	$(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
Class C
9/30/2017	$19.96	$(0.09)	$2.66	$2.57	$(0.28)	$(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
Class R
9/30/2017	$20.11	$0.15	$2.54	$2.69	$(0.37)	$(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
Class P
9/30/2017	$20.43	$0.15	$2.71	$2.86	$(0.49)	$(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
Class R6
9/30/2017	$20.48	$0.15	$2.73	$2.88	$(0.50)	$(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
Administrative Class
9/30/2017	$20.34	$0.09	$2.72	$2.81	$(0.41)	$(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

218	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$22.48	14.04%	$9,633	0.33%		0.60%		0.32%		125%
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47

$(0.36)	$22.17	13.11%	$790	1.08%		1.35%		(0.42)%		125%
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47

$(0.45)	$22.35	13.64%	$500	0.68%		0.86%		0.73%		125%
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47

$(0.57)	$22.72	14.34%	$36,184	0.03%		0.20%		0.70%		125%
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(f)	0.20		2.06		47

$(0.58)	$22.78	14.44%	$24,904	—	%(f)	0.10%		0.69%		125%
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(f)	0.15		3.14		47

$(0.49)	$22.66	14.09%	$1,392	0.28%		0.45%		0.44%		125%
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
9/30/2017	$17.69	$0.12	$2.67	$2.79	$(0.34)	$(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
9/30/2017	$17.62	$0.17	$2.55	$2.72	$(0.33)	$(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
9/30/2017	$17.82	$0.17	$2.70	$2.87	$(0.44)	$(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
9/30/2017	$17.86	$0.16	$2.73	$2.89	$(0.46)	$(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
9/30/2017	$17.77	$0.11	$2.70	$2.81	$(0.38)	$(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than 0.01%.
(g)	See Note 6 in the Notes to Financial Statements.

220	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$20.05	16.14%	$8,683	0.40%		0.60%		0.66%		122%
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.42)	$19.92	15.74%	$672	0.75%		0.86%		0.92%		122%
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65(d	)	0.85	(d)	1.04(d	)	38

$(0.53)	$20.16	16.52%	$32,371	0.10%		0.20%		0.93%		122%
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43(d	)	38

$(0.55)	$20.20	16.61%	$15,879	—	%(f)	0.10%		0.86%		122%
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—	(d)(e)(f)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(g)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(g)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(g)	0.15(d	)	3.00	(d)	38

$(0.47)	$20.11	16.22%	$884	0.35%		0.45%		0.57%		122%
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76(d	)	38

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
9/30/2017	$20.51	$0.12	$3.35	$3.47	$(0.37)	$(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
Class C
9/30/2017	$20.36	$0.01	$3.26	$3.27	$(0.29)	$(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
Class R
9/30/2017	$20.37	$0.33	$3.01	$3.34	$(0.40)	$(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
Class P
9/30/2017	$20.70	$0.23	$3.32	$3.55	$(0.52)	$(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
Class R6
9/30/2017	$20.75	$0.21	$3.37	$3.58	$(0.54)	$(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
Administrative Class
9/30/2017	$20.57	$0.16	$3.32	$3.48	$(0.44)	$(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

222	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.74)	$23.24	17.46%	$6,480	0.46%		0.60%		0.57%		103%
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45

$(0.66)	$22.97	16.53%	$139	1.21%		1.36%		0.03%		103%
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45

$(0.77)	$22.94	16.98%	$416	0.81%		0.86%		1.55%		103%
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45

$(0.89)	$23.36	17.83%	$24,077	0.16%		0.21%		1.06%		103%
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45

$(0.91)	$23.42	17.95%	$23,705	0.06%		0.10%		0.98%		103%
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(e)(f)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45

$(0.81)	$23.24	17.52%	$425	0.41%		0.45%		0.73%		103%
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
9/30/2017	$18.07	$0.13	$3.04	$3.17	$(0.34)	$(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
9/30/2017	$17.97	$0.30	$2.78	$3.08	$(0.37)	$(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
9/30/2017	$18.19	$0.21	$3.03	$3.24	$(0.47)	$(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
9/30/2017	$18.25	$0.19	$3.07	$3.26	$(0.49)	$(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
9/30/2017	$18.10	$0.16	$3.01	$3.17	$(0.45)	$(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

224	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.88)	$20.36	18.35%	$4,630	0.49%		0.60%		0.70%		97%
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.91)	$20.14	17.94%	$193	0.84%		0.86%		1.64%		97%
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(1.01)	$20.42	18.74%	$15,458	0.19%		0.21%		1.10%		97%
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(1.03)	$20.48	18.82%	$12,770	0.09%		0.10%		1.01%		97%
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(0.99)	$20.28	18.40%	$666	0.44%		0.45%		0.85%		97%
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45(d	)	2.84	(d)	38

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
9/30/2017	$20.10	$0.09	$3.46	$3.55	$(0.44)	$(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
Class C
9/30/2017	$19.80	$0.01	$3.33	$3.34	$(0.34)	$(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
Class R
9/30/2017	$19.99	$0.44	$3.00	$3.44	$(0.42)	$(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
Class P
9/30/2017	$20.31	$0.25	$3.39	$3.64	$(0.54)	$(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
Class R6
9/30/2017	$20.39	$0.23	$3.45	$3.68	$(0.56)	$(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
Administrative Class
9/30/2017	$20.20	$0.18	$3.40	$3.58	$(0.49)	$(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

226	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.99)	$22.66	18.45%	$3,713	0.50%		0.60%		0.41%		94%
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47

$(0.89)	$22.25	17.58%	$175	1.25%		1.35%		0.04%		94%
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47

$(0.97)	$22.46	17.99%	$95	0.85%		0.85%		2.13%		94%
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47

$(1.09)	$22.86	18.81%	$11,758	0.20%		0.20%		1.18%		94%
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47

$(1.11)	$22.96	18.96%	$16,063	0.10%		0.10%		1.07%		94%
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47

$(1.04)	$22.74	18.54%	$813	0.45%		0.45%		0.86%		94%
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	227

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
9/30/2017	$17.17	$0.09	$2.95	$3.04	$(0.33)	$(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
9/30/2017	$17.07	$0.29	$2.67	$2.96	$(0.30)	$(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
9/30/2017	$17.32	$0.17	$2.94	$3.11	$(0.39)	$(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
9/30/2017	$17.38	$0.17	$2.98	$3.15	$(0.40)	$(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
9/30/2017	$17.21	$0.14	$2.92	$3.06	$(0.35)	$(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

228	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.69)	$19.52	18.34%	$2,063	0.50%		0.60%		0.48%		76%
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(e)	0.60	(e)	2.82	(e)	31

$(0.66)	$19.37	17.93%	$91	0.85%		0.85%		1.64%		76%
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(e)	0.85	(e)	1.99	(e)	31

$(0.75)	$19.68	18.69%	$5,934	0.20%		0.20%		0.95%		76%
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(e)	2.77	(e)	31

$(0.76)	$19.77	18.87%	$6,215	0.10%		0.10%		0.92%		76%
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(0.71)	$19.56	18.44%	$404	0.45%		0.45%		0.78%		76%
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	229

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
9/30/2017	$18.31	$0.94	$0.22	$1.16	$(0.85)	$(0.09)
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
Class C
9/30/2017	$18.21	$0.80	$0.22	$1.02	$(0.61)	$(0.09)
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
Class R
9/30/2017	$18.97	$0.84	$0.30	$1.14	$(0.71)	$(0.09)
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
Class P
9/30/2017	$18.51	$0.99	$0.23	$1.22	$(0.93)	$(0.09)
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
Class R6
9/30/2017	$18.08	$1.00	$0.21	$1.21	$(0.94)	$(0.09)
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
Administrative Class
9/30/2017	$18.61	$1.00	$0.19	$1.19	$(0.89)	$(0.09)
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.

230	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.94)	$18.53	6.55%	$10,145	0.35%		0.61%		5.12%		151%
—	(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51

$—	$(0.70)	$18.53	5.78%	$3,435	1.10%		1.36%		4.37%		151%
—	(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51

$—	$(0.80)	$19.31	6.17%	$128	0.70%		0.86%		4.38%		151%
—	(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51

$—	$(1.02)	$18.71	6.86%	$14,507	0.05%		0.21%		5.37%		151%
—	(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51

$—	$(1.03)	$18.26	6.99%	$20,448	—	%(f)	0.11%		5.54%		151%
—	(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
—	(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51

$—	$(0.98)	$18.82	6.62%	$1,550	0.30%		0.46%		5.38%		151%
—	(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51

(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than 0.01%.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	231

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
9/30/2017	$11.23	$0.20	$1.11	$1.31	$(0.20)	$—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
Class C
9/30/2017	$11.32	$0.13	$1.12	$1.25	$(0.10)	$—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
Class R
9/30/2017	$11.15	$0.18	$1.11	$1.29	$(0.22)	$—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
Class P
9/30/2017	$11.24	$0.24	$1.11	$1.35	$(0.31)	$—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
Institutional Class
9/30/2017	$11.11	$0.26	$1.05	$1.31	$(0.27)	$—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
Class R6
9/30/2017	$11.10	$0.23	$1.11	$1.34	$(0.31)	$—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
9/30/2017	$11.52	$0.22	$1.15	$1.37	$(0.25)	$—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

232	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.20)	$12.34	11.88%	$47,170	0.60%		1.12%		1.73%		15%
(0.45)	11.23	6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57

$(0.10)	$12.47	11.09%	$34,670	1.35%		1.87%		1.12%		15%
(0.43)	11.32	5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57

$(0.22)	$12.22	11.78%	$24	0.78%		1.31%		1.55%		15%
(0.45)	11.15	6.25	17	0.81		1.33		0.45		57
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57

$(0.31)	$12.28	12.31%	$3,563	0.32%		0.85%		2.05%		15%
(0.47)	11.24	6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57

$(0.27)	$12.15	12.08%	$6,871	0.40%		0.95%		2.35%		15%
(0.46)	11.11	6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57

$(0.31)	$12.13	12.40%	$264,255	0.28%		0.80%		1.99%		15%
(0.47)	11.10	6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(0.25)	$12.64	12.07%	$26	0.53%		1.06%		1.86%		15%
(0.45)	11.52	6.58	32	0.56		1.08		0.67		57
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	233

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class A
9/30/2017	$14.44	$0.38	$2.37	$2.75		$(0.85)	$—
4/26/2016* - 9/30/2016	13.08	0.18	1.18	1.36		—	—
Class C
9/30/2017	$14.40	$0.20	$2.43	$2.63		$(0.79)	$—
4/26/2016* - 9/30/2016	13.08	0.12	1.20	1.32		—	—
Class P
9/30/2017	$14.47	$0.38	$2.40	$2.78		$(0.84)	$—
9/30/2016	12.75	0.22	1.93	2.15		(0.17)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.34	(2.59)	(2.25)		—(f )	—
Institutional Class
9/30/2017	$14.46	$0.21	$2.58	$2.79		$(0.85)	$—
9/30/2016	12.76	0.25	1.90	2.15		(0.19)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.36	(2.60)	(2.24)		—(f )	—
Class R6
9/30/2017	$14.44	$0.29	$2.52	$2.81		$(0.80)	$—
9/30/2016	12.77	0.30	1.87	2.17		(0.24)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.37	(2.60)	(2.23)		—(f )	—
AllianzGI Best Styles Global Equity:
Class A
9/30/2017	$15.62	$0.19	$3.12	$3.31	$	—(f )	$(0.10)
9/30/2016	14.60	0.28	0.89	1.17		(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)		(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06		—	—
Class C
9/30/2017	$15.61	$0.27	$2.91	$3.18		$(0.18)	$(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32		—	—
Class P
9/30/2017	$15.79	$0.36	$3.01	$3.37		$(0.24)	$(0.10)
9/30/2016	14.68	0.32	0.89	1.21		(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)		—(f )	—(f )
Institutional Class
9/30/2017	$15.68	$0.36	$3.01	$3.37		$(0.27)	$(0.10)
9/30/2016	14.63	0.37	0.84	1.21		(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)		(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07		—	—
Class R6
9/30/2017	$15.78	$0.37	$3.02	$3.39		$(0.28)	$(0.10)
9/30/2016	14.70	0.37	0.86	1.23		(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)		(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58		—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.

234	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.85)	$16.34		20.85%	$143	0.86%		4.96%		2.53%		44%
—	14.44		10.40	11	0.95	(c)	4.30	(c)	3.03	(c)	95

$(0.79)	$16.24		19.91%	$49	1.62%		6.05%		1.37%		44%
—	14.40		10.09	14	1.70	(c)	5.13	(c)	2.08	(c)	95

$(0.84)	$16.41		20.99%	$37	0.72%		5.09%		2.53%		44%
(0.43)	14.47	(e)	17.42 (e)	10	0.80		3.94		1.72		95
— (f)	12.75		(14.98)	8	0.80	(c)(d)	5.81	(c)(d)	2.88	(c)(d)	29

$(0.85)	$16.40		21.12%	$12	0.61%		6.68%		1.46%		44%
(0.45)	14.46	(e)	17.52 (e)	10	0.70		3.89		1.97		95
— (f)	12.76		(14.91)	9	0.70	(c)(d)	5.82	(c)(d)	2.98	(c)(d)	29

$(0.80)	$16.45		21.15%	$6,954	0.60%		5.62%		1.98%		44%
(0.50)	14.44	(e)	17.66 (e)	12,441	0.60		3.88		2.34		95
— (f)	12.77		(14.84)	4,745	0.60	(c)(d)	5.79	(c)(d)	3.13	(c)(d)	29

$(0.10)	$18.83		21.29%	$1,317	0.74	%(g)	1.07	%(g)	1.15	%(g)	81	%(h)
(0.15)	15.62		8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60		(7.13)	32,383	0.75	(c)(d)	1.22	(c)(d)	4.64	(c)(d)	35
—	16.57		0.36	10	0.75	(c)	2.53	(c)	1.31	(c)	76

$(0.28)	$18.51		20.68%	$102	1.40	%(g)	1.44	%(g)	1.62	%(g)	81	%(h)
—	15.61		2.09	10	1.49	(c)	1.49	(c)	1.68	(c)	70

$(0.34)	$18.82		21.72%	$2,835	0.53	%(g)	0.56	%(g)	2.09	%(g)	81	%(h)
(0.10)	15.79		8.28	2,851	0.60		0.62		2.13		70
— (f)	14.68		(6.35)	4,069	0.61	(c)(d)	0.69	(c)(d)	2.20	(c)(d)	35

$(0.37)	$18.68		21.88%	$2,323	0.42	%(g)	0.54	%(g)	2.15	%(g)	81	%(h)
(0.16)	15.68		8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63		(6.92)	366	0.51	(c)(d)	0.68	(c)(d)	2.17	(c)(d)	35
—	16.58		0.42	10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.38)	$18.79		21.92%	$594,634	0.40	%(g)	0.43	%(g)	2.20	%(g)	81	%(h)
(0.15)	15.78		8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70		(6.83)	250,203	0.40	(c)(d)	0.70	(c)(d)	2.39	(c)(d)	35
—	16.58		10.53	33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Actual amount rounds to less than $(0.01) per share.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	235

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
9/30/2017	$14.21	$0.38	$2.44	$2.82	$(1.32)	$—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
9/30/2017	$14.16	$0.27	$2.44	$2.71	$(1.29)	$—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
9/30/2017	$14.21	$0.35	$2.50	$2.85	$(1.32)	$—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
9/30/2017	$14.22	$0.38	$2.49	$2.87	$(1.33)	$—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
9/30/2017	$14.20	$0.36	$2.51	$2.87	$(1.33)	$—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
AllianzGI Best Styles U.S. Equity:
Class A
9/30/2017	$15.47	$0.25	$2.93	$3.18	$(0.23)	$—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
9/30/2017	$15.42	$0.12	$2.92	$3.04	$(0.22)	$—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
9/30/2017	$15.46	$0.28	$2.94	$3.22	$(0.23)	$—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
9/30/2017	$15.49	$0.28	$2.94	$3.22	$(0.23)	$—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
9/30/2017	$15.53	$0.30	$2.97	$3.27	$(0.24)	$—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.

236	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.32)	$15.71	21.83%	$506	0.70	%(c)	1.99	%(c)	2.54	%(c)	70%
—	14.21	0.07	12	0.80	(d)	1.24	(d)	3.88	(d)	103

$(1.29)	$15.58	21.06%	$146	1.46	%(c)	2.69	%(c)	1.84	%(c)	70%
—	14.16	(0.28)	15	1.55	(d)	2.02	(d)	2.79	(d)	103

$(1.32)	$15.74	22.11%	$119	0.56	%(c)	1.73	%(c)	2.32	%(c)	70%
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(d)(e)	2.06	(d)(e)	2.99	(d)(e)	29

$(1.33)	$15.76	22.20%	$90	0.48	%(c)	1.66	%(c)	2.62	%(c)	70%
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(d)(e)	2.06	(d)(e)	3.09	(d)(e)	29

$(1.33)	$15.74	22.25%	$25,643	0.45	%(c)	1.50	%(c)	2.50	%(c)	70%
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(d)(e)	1.62	(d)(e)	3.31	(d)(e)	29

$(0.23)	$18.42	20.80%	$46	0.68%		1.02%		1.49%		55	%(f)
—	15.47	3.76	47	0.75	(d)	0.93	(d)	1.75	(d)	64

$(0.22)	$18.24	19.92%	$20	1.42%		1.56%		0.74%		55	%(f)
—	15.42	3.42	10	1.50	(d)	1.61	(d)	0.88	(d)	64

$(0.23)	$18.45	21.07%	$476	0.51%		0.57%		1.62%		55	%(f)
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(d)(e)	1.32	(d)(e)	1.40	(d)(e)	51

$(0.23)	$18.48	21.04%	$121	0.50%		0.66%		1.64%		55	%(f)
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(d)(e)	1.45	(d)(e)	1.51	(d)(e)	51

$(0.24)	$18.56	21.26%	$113,074	0.40%		0.56%		1.78%		55	%(f)
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(d)(e)	0.74	(d)(e)	1.63	(d)(e)	51

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	237

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
9/30/2017	$31.02	$0.38	$3.64	$4.02	$(0.77)	$—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
Class C
9/30/2017	$31.19	$0.17	$3.65	$3.82	$(0.65)	$—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
Class R
9/30/2017	$30.97	$0.26	$3.64	$3.90	$(0.68)	$—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
Class P
9/30/2017	$30.84	$0.48	$3.61	$4.09	$(0.98)	$—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
Institutional Class
9/30/2017	$30.76	$0.49	$3.61	$4.10	$(0.97)	$—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
Administrative Class
9/30/2017	$30.96	$0.42	$3.62	$4.04	$(0.92)	$—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

238	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.77)	$34.27		13.14%	$76,586	1.02%		1.02%		1.19%		124	%(c)
(3.04)	31.02		6.42	259,711	0.99		0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(d)(e)	0.98	(d)(e)	1.08	(d)(e)	73
(1.57)	36.54	(f)	9.47 (f)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64	94,347	1.01		1.01		1.91		108

$(0.65)	$34.36		12.41%	$48,905	1.69%		1.69%		0.51%		124	%(c)
(2.73)	31.19		5.65	67,423	1.71		1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(d)(e)	1.71	(d)(e)	0.34	(d)(e)	73
(1.31)	36.55	(f)	8.66 (f)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81	36,917	1.76		1.76		1.16		108

$(0.68)	$34.19		12.79%	$114	1.42%		1.42%		0.82%		124	%(c)
(2.90)	30.97		5.95	1,145	1.43		1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(d)(e)	1.36	(d)(e)	0.70	(d)(e)	73
(1.49)	36.45	(f)	9.10 (f)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.51		1.06		81
(2.26)	28.20		9.25	210	1.36		1.36		1.58		108

$(0.98)	$33.95		13.52%	$80,392	0.72%		0.72%		1.49%		124	%(c)
(3.22)	30.84		6.67	88,900	0.73		0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(d)(e)	0.69	(d)(e)	1.36	(d)(e)	73
(1.64)	36.47	(f)	9.71 (f)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84	53,368	0.80		0.86		2.12		108

$(0.97)	$33.89		13.58%	$322,732	0.68%		0.68%		1.54%		124	%(c)
(3.26)	30.76		6.73	1,089,974	0.67		0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(d)(e)	0.66	(d)(e)	1.40	(d)(e)	73
(1.67)	36.42(f	)	9.79(f )	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00	804,646	0.67		0.67		2.26		108

$(0.92)	$34.08		13.30%	$1,240	0.89%		0.89%		1.32%		124	%(c)
(3.13)	30.96		6.52	1,428	0.90		0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(d)(e)	0.89	(d)(e)	1.15	(d)(e)	73
(1.52)	36.54	(f)	9.57 (f)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70	2,199	0.92		0.92		2.00		108

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind fund share transactions.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	239

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Emerging Markets Consumer:
Class A
9/30/2017	$13.60	$0.21	$2.07	$2.28	$(0.12)	$—
9/30/2016	12.24	0.11	1.31	1.42	(0.06)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—	—
Institutional Class
9/30/2017	$13.68	$0.22	$2.11	$2.33	$(0.15)	$—
9/30/2016	12.28	0.19	1.28	1.47	(0.07)	—
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—	—
AllianzGI Emerging Markets Debt:
Class A
9/30/2017	$14.89	$0.75	$0.16	$0.91	$(0.91)	$(0.02)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)	—
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)	—
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—	—
Class C
9/30/2017	$14.96	$0.64	$0.17	$0.81	$(0.80)	$(0.02)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)	—
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)	—
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—	—
Class P
9/30/2017	$14.90	$0.77	$0.16	$0.93	$(0.97)	$(0.02)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)	—
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—	—
Institutional Class
9/30/2017	$14.88	$0.79	$0.16	$0.95	$(0.98)	$(0.02)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)	—
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)	—
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

240	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$15.76	16.97%	$155	1.55%		16.84%		1.47%		122%
(0.06)	13.60	11.67	48	1.58		38.88		0.90		91
—	12.24	(18.40)	37	1.65(c	)(d)	9.30(c	)(d)	1.15(c	)(d)	77

$(0.15)	$15.86	17.37%	$43,487	1.20%		1.64%		1.55%		122%
(0.07)	13.68	12.06	44,630	1.22		2.04		1.49		91
—	12.28	(18.13)	15,591	1.30(c	)(d)	3.55(c	)(d)	1.14(c	)(d)	77

$(0.93)	$14.87	6.41%	$140	1.20%		1.66%		5.05%		118%
(0.65)	14.89	15.39	175	1.20		1.68		5.01		123
(0.53)	13.51	(6.00)	9	1.23(c	)(d)	2.32(c	)(d)	3.97(c	)(d)	125
—	14.92	(0.53)	10	1.20(c	)	2.51(c	)	3.65(c	)	27

$(0.82)	$14.95	5.64%	$113	1.95%		2.41%		4.33%		118%
(0.48)	14.96	14.56	109	1.95		2.34		4.28		123
(0.42)	13.51	(6.61)	9	1.98(c	)(d)	3.06(c	)(d)	3.23(c	)(d)	125
—	14.90	(0.67)	10	1.95(c	)	3.25(c	)	2.90(c	)	27

$(0.99)	$14.84	6.55%	$12	1.05%		1.34%		5.26%		118%
(0.66)	14.90	15.57	11	1.05		1.40		5.02		123
(0.56)	13.51	(5.86)	10	1.08(c	)(d)	2.06(c	)(d)	4.12(c	)(d)	125
—	14.92	(0.53)	10	1.05(c	)	2.25(c	)	3.80(c	)	27

$(1.00)	$14.83	6.73%	$36,313	0.95%		1.35%		5.35%		118%
(0.69)	14.88	15.67	43,318	0.95		1.40		5.15		123
(0.57)	13.51	(5.82)	28,557	0.97(c	)(d)	2.07(c	)(d)	4.22(c	)(d)	125
—	14.93	(0.47)	29,856	0.95(c	)	2.28(c	)	3.91(c	)	27

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	241

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Net Asset Value, End of Period
AllianzGI Emerging Markets Small-Cap:
Class A
9/30/2017	$15.15	$0.23	$2.98	$3.21	$	—(c )	$18.36
9/30/2016	14.04	0.16	1.16	1.32		(0.21)	15.15
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)		—(c )	14.04
Institutional Class
9/30/2017	$15.30	$0.24	$2.95	$3.19		$(0.45)	$18.04
9/30/2016	14.08	0.30	1.06	1.36		(0.14)	15.30
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)		—(c )	14.08
AllianzGI Europe Equity Dividend:
Class A
9/30/2017	$14.32	$0.48	$2.06	$2.54		$(0.62)	$16.24
9/30/2016	13.59	0.53	0.60	1.13		(0.40)	14.32
2/2/2015* - 9/30/2015#	15.00	0.37	(1.78)	(1.41)		—	13.59
Class C
9/30/2017	$14.24	$0.50	$1.91	$2.41		$(0.46)	$16.19
9/30/2016	13.52	0.43	0.60	1.03		(0.31)	14.24
2/2/2015* - 9/30/2015#	15.00	0.28	(1.76)	(1.48)		—	13.52
Class P
9/30/2017	$14.37	$0.46	$2.11	$2.57		$(0.59)	$16.35
9/30/2016	13.60	0.44	0.72	1.16		(0.39)	14.37
2/2/2015* - 9/30/2015#	15.00	0.40	(1.80)	(1.40)		—	13.60
Institutional Class
9/30/2017	$14.34	$0.58	$2.01	$2.59		$(0.56)	$16.37
9/30/2016	13.61	0.55	0.62	1.17		(0.44)	14.34
2/2/2015* - 9/30/2015#	15.00	0.39	(1.78)	(1.39)		—	13.61

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

242	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Return(b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

21.19%	$204	1.85%		15.72%		1.39%		121%
9.54	67	1.85		6.84		1.14		147
(6.39)	621	1.85(d	)(e)	9.40(d	)(e)	2.12(d	)(e)	103

21.69%	$11,251	1.50%		3.38%		1.47%		121%
9.80	13,367	1.50		4.72		2.08		147
(6.11)	7,921	1.50(d	)(e)	7.77(d	)(e)	1.78(d	)(e)	103

18.19%	$1,475	1.21%		5.64%		3.08%		71%
8.45	49	1.21		10.11		3.81		35
(9.40)	9	1.20(d	)(e)	11.69(d	)(e)	3.86(d	)(e)	16

17.25%	$59	1.99%		6.70%		3.33%		71%
7.70	15	1.96		11.04		3.10		35
(9.87)	11	1.95(d	)(e)	11.78(d	)(e)	2.93(d	)(e)	16

18.32%	$116	1.08%		5.34%		3.03%		71%
8.59	10	1.05		10.71		3.13		35
(9.33)	22	1.05(d	)(e)	11.62(d	)(e)	4.12(d	)(e)	16

18.50%	$8,687	1.00%		5.74%		3.92%		71%
8.73	6,273	0.95		9.97		3.90		35
(9.27)	2,915	0.95(d	)(e)	11.18(d	)(e)	4.00(d	)(e)	16

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
9/30/2017	$18.32	$0.20	$2.00	$2.20	$	—(d )	$—
9/30/2016	17.99	0.17	0.66	0.83		(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)		(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75		(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49		(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22		(0.59)	(0.31)
Class C
9/30/2017	$18.05	$0.08	$1.92	$2.00	$	—(d )	$—
9/30/2016	17.63	0.08	0.62	0.70		—(d )	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)		(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57		(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27		(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04		(0.51)	(0.31)
Class R
9/30/2017	$18.23	$0.16	$1.96	$2.12	$	—(d )	$—
9/30/2016	17.84	0.16	0.63	0.79		(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)		(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70		(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43		(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16		(0.68)	(0.31)
Class P
9/30/2017	$18.36	$0.28	$1.94	$2.22		$(0.10)	$—
9/30/2016	17.97	0.16	0.71	0.87		(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)		(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79		(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52		(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26		(0.72)	(0.31)
Institutional Class
9/30/2017	$18.37	$0.27	$1.98	$2.25		$(0.01)	$—
9/30/2016	18.02	0.23	0.65	0.88		(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)		(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82		(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55		(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29		(0.75)	(0.31)
Class R6
9/30/2017	$18.38	$0.28	$1.99	$2.27		$(0.09)	$—
2/1/2016* - 9/30/2016	17.30	0.09	0.99	1.08		—	—
Administrative Class
9/30/2017	$18.35	$0.23	$1.97	$2.20	$	—(d )	$—
9/30/2016	17.93	0.21	0.63	0.84		(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)		(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75		(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49		(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23		(0.69)	(0.31)

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

244	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions		Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$	—(d )	$20.52	12.01%	$2,421	1.02%		1.35%		1.05%		192%
	(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
	(2.90)	17.99	(5.30)	1,324	0.63	(e)(f)	4.38	(e)(f)	2.46	(e)(f)	121
	(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
	(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
	(0.90)	22.04	11.17	841	0.41		4.12		2.40		51

$	—(d )	$20.05	11.08%	$1,325	1.77%		2.08%		0.42%		192%
	(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
	(2.74)	17.63	(5.95)	1,194	1.37	(e)(f)	5.05	(e)(f)	1.90	(e)(f)	121
	(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
	(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
	(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51

$	—(d )	$20.35	11.63%	$137	1.35%		1.70%		0.84%		192%
	(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
	(2.86)	17.84	(5.55)	152	0.87	(e)(f)	4.80	(e)(f)	2.27	(e)(f)	121
	(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
	(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
	(0.99)	21.90	10.89	38	0.65		4.16		1.87		51

	$(0.10)	$20.48	12.18%	$12,730	0.82%		1.11%		1.44%		192%
	(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
	(2.95)	17.97	(5.19)	53	0.47	(e)(f)	4.07	(e)(f)	2.53	(e)(f)	121
	(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
	(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
	(1.03)	22.08	11.35	17	0.23		3.67		2.32		51

	$(0.01)	$20.61	12.27%	$31,783	0.75%		1.03%		1.42%		192%
	(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
	(2.97)	18.02	(5.12)	4,714	0.39	(e)(f)	4.10	(e)(f)	2.27	(e)(f)	121
	(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
	(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
	(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51

	$(0.09)	$20.56	12.39%	$231,584	0.70%		0.99%		1.49%		192%
	—	18.38	6.24	9,029	0.36	(e)	1.36	(e)	0.77	(e)	79

$	—(d )	$20.55	11.99%	$23	1.00%		1.25%		1.18%		192%
	(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
	(2.93)	17.93	(5.29)	19	0.61	(e)(f)	4.29	(e)(f)	2.64	(e)(f)	121
	(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
	(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
	(1.00)	22.04	11.20	17	0.38		3.82		2.17		51

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
9/30/2017	$15.21	$0.31	$0.75	$1.06	$(0.33)	$(0.20)
9/30/2016	14.71	0.25	0.95	1.20	(0.61)	(0.09)
12/1/2014 - 9/30/2015#	15.95	0.17	(0.85)	(0.68)	(0.56)	—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
9/30/2017	$15.23	$0.21	$0.74	$0.95	$(0.29)	$(0.20)
9/30/2016	14.66	0.15	0.94	1.09	(0.43)	(0.09)
12/1/2014 - 9/30/2015#	15.84	0.10	(0.88)	(0.78)	(0.40)	—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class P
9/30/2017	$15.34	$0.34	$0.75	$1.09	$(0.37)	$(0.20)
9/30/2016	14.77	0.28	0.94	1.22	(0.56)	(0.09)
12/1/2014 - 9/30/2015#	15.98	0.21	(0.88)	(0.67)	(0.54)	—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
9/30/2017	$15.36	$0.36	$0.76	$1.12	$(0.35)	$(0.20)
9/30/2016	14.78	0.31	0.93	1.24	(0.57)	(0.09)
12/1/2014 - 9/30/2015#	15.99	0.22	(0.88)	(0.66)	(0.55)	—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—
AllianzGI Global High Yield:
Class P
5/3/2017* - 9/30/2017	$15.00	$0.26	$0.18	$0.44	$(0.08)	$—
Institutional Class
5/3/2017* - 9/30/2017	$15.00	$0.27	$0.17	$0.44	$(0.08)	$—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

246	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.53)	$15.74		7.34%	$84	1.20	%(c)	2.37	%(c)	2.04	%(c)	49%
(0.70)	15.21		8.46	134	1.25		2.27		1.71		37
(0.56)	14.71		(4.37)	140	1.25(d	)(e)	2.29(d	)(e)	1.37(d	)(e)	16
(0.18)	15.95(f	)	4.45(f )	16	1.25		2.36		1.62		28
–	15.45		3.00	10	1.25(d	)	2.41(d	)	0.96(d	)	2

$(0.49)	$15.69		6.53%	$18	1.93	%(c)	3.18	%(c)	1.37	%(c)	49%
(0.52)	15.23		7.64	14	2.00		2.98		1.01		37
(0.40)	14.66		(5.03)	10	2.00(d	)(e)	2.81(d	)(e)	0.75(d	)(e)	16
(0.12)	15.84(f	)	3.69(f )	11	2.00		3.14		0.88		28
–	15.40		2.67	10	2.00(d	)	3.16(d	)	0.21(d	)	2

$(0.57)	$15.86		7.46%	$12	1.03	%(c)	2.11	%(c)	2.24	%(c)	49%
(0.65)	15.34		8.59	11	1.10		1.96		1.92		37
(0.54)	14.77		(4.31)	10	1.10(d	)(e)	1.82(d	)(e)	1.66(d	)(e)	16
(0.19)	15.98(f	)	4.66(f )	11	1.10		2.14		1.79		28
–	15.46		3.07	10	1.10(d	)	2.16(d	)	1.12(d	)	2

$(0.55)	$15.93		7.65%	$16,960	0.93	%(c)	2.12	%(c)	2.35	%(c)	49%
(0.66)	15.36		8.69	15,842	1.00		1.93		2.07		37
(0.55)	14.78		(4.20)	19,317	1.00(d	)(e)	1.80(d	)(e)	1.76(d	)(e)	16
(0.20)	15.99(f	)	4.72(f )	22,115	1.00		2.15		1.90		28
–	15.47		3.13	20,682	1.00(d	)	2.14(d	)	1.23(d	)	2

$(0.08)	$15.36		2.91%	$10	0.80	%(d)(e)	2.76	%(d)(e)	4.22	%(d)(e)	107%

$(0.08)	$15.36		2.96%	$21,625	0.70	%(d)(e)	2.79	%(d)(e)	4.32	%(d)(e)	107%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
9/30/2017	$15.80	$0.13	$2.20	$2.33		$(0.14)	$(0.03)
9/30/2016	14.10	0.14	1.76	1.90		(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)		—	—
Class P
9/30/2017	$15.91	$0.15	$2.23	$2.38		$(0.13)	$(0.03)
9/30/2016	14.12	0.17	1.75	1.92		(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)		—	—
Institutional Class
9/30/2017	$15.92	$0.19	$2.20	$2.39		$(0.15)	$(0.03)
9/30/2016	14.13	0.22	1.71	1.93		(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)		—	—
AllianzGI Global Water:
Class A
9/30/2017	$14.46	$0.08	$1.08	$1.16		$(0.05)	$(0.08)
9/30/2016	11.99	0.08	2.44	2.52		(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)		(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32		(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27		(0.12)	—
11/30/2012	8.89	0.12	1.30	1.42		(0.05)	—
Class C
9/30/2017	$13.90	$(0.01)	$1.01	$1.00	$	—(e )	$(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33		—(e )	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)		—(e )	—
11/30/2014	12.11	(0.03)	0.25	0.22		—(e )	—
11/30/2013	10.02	(0.02)	2.16	2.14		(0.05)	—
11/30/2012	8.70	0.05	1.27	1.32		—(e )	—
Class P
9/30/2017	$14.54	$0.15	$1.04	$1.19		$(0.08)	$(0.08)
9/30/2016	12.05	0.11	2.45	2.56		(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)		(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36		(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30		(0.11)	—
11/30/2012	8.93	0.14	1.30	1.44		(0.07)	—
Institutional Class
9/30/2017	$14.33	$0.16	$1.02	$1.18		$(0.11)	$(0.08)
9/30/2016	11.90	0.11	2.41	2.52		(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)		(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35		(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30		(0.18)	—
11/30/2012	8.88	0.12	1.32	1.44		(0.07)	—

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

248	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$17.96	14.94%	$402	1.12%		7.55%		0.79%		27%
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.16)	$18.13	15.13%	$64	0.96%		1.62%		0.88%		27%
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.18)	$18.13	15.25%	$26,615	0.89%		1.63%		1.16%		27%
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

$(0.13)	$15.49	8.18%	$190,693	1.33%		1.44%		0.59%		29%
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28
(0.05)	10.26	16.12	59,611	1.57		1.60		1.27		73

$(0.08)	$14.82	7.32%	$89,250	2.07%		2.19%		(0.07)%		29%
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28
—	10.02	15.17	25,870	2.33		2.41		0.48		73

$(0.16)	$15.57	8.40%	$210,746	1.04%		1.16%		1.02%		29%
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28
(0.07)	10.30	16.22	16,820	1.41		1.47		1.49		73

$(0.19)	$15.32	8.49%	$142,353	1.01%		1.15%		1.13%		29%
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28
(0.07)	10.25	16.44	3,105	1.29		1.29		1.28		73

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
9/30/2017	$9.14	$0.48	$0.18	$0.66	$(0.49)	$—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
Class C
9/30/2017	$9.12	$0.42	$0.20	$0.62	$(0.44)	$—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
Class R
9/30/2017	$8.79	$0.43	$0.18	$0.61	$(0.46)	$—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
Class P
9/30/2017	$8.80	$0.50	$0.19	$0.69	$(0.53)	$—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
Institutional Class
9/30/2017	$8.83	$0.50	$0.18	$0.68	$(0.53)	$—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
Administrative Class
9/30/2017	$8.70	$0.48	$0.17	$0.65	$(0.51)	$—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)

#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

250	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$9.31		7.42%	$58,525	1.09%		1.09%		5.19%		37%
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34	109,668	0.89		0.90		7.21		86

$(0.44)	$9.30		6.90%	$11,723	1.70%		1.70%		4.59%		37%
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54	30,692	1.68		1.68		6.43		86

$(0.46)	$8.94		7.12%	$1,048	1.44%		1.44%		4.84%		37%
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05	2,111	1.15		1.25		6.95		86

$(0.53)	$8.96		8.07%	$35,931	0.67%		0.67%		5.62%		37%
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48	19,497	0.74		0.79		7.39		86

$(0.53)	$8.98		7.91%	$155,022	0.69%		0.69%		5.61%		37%
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68	121,362	0.63		0.63		7.47		86

$(0.51)	$8.84		7.75%	$1,490	0.86%		0.86%		5.45%		37%
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54	27,274	0.90		1.14		8.92		86

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Net Asset Value, End of Period
AllianzGI International Growth:
Class A
9/30/2017	$16.37	$0.04	$3.32	$3.36	$— (c)	$19.73
9/30/2016	14.13	0.09	2.29	2.38	(0.14)	16.37
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—	14.13
Institutional Class
9/30/2017	$16.49	$0.08	$3.35	$3.43	$(0.02)	$19.90
9/30/2016	14.15	0.11	2.33	2.44	(0.10)	16.49
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—	14.15

*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

252	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

20.53%	$72	1.12%		1.82%		0.23%		18%
16.97	51	1.20		6.68		0.60		20
(5.80)	10	1.20	(d)(e)	8.22	(d)(e)	1.12	(d)(e)	3

20.82%	$18,582	0.87%		1.49%		0.49%		18%
17.34	28,386	0.95		5.77		0.75		20
(5.67)	2,874	0.95	(d)(e)	7.99	(d)(e)	1.38	(d)(e)	3

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
9/30/2017	$34.57	$	–(c )	$6.93	$6.93	$(0.31)	$—
9/30/2016	34.53		0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77		0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30		0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89		0.09	10.32	10.41	–(g )	—
11/30/2012	28.31		0.16	4.06	4.22	(0.64)	—
Class C
9/30/2017	$33.78		$(0.19)	$6.67	$6.48	$(0.25)	$—
9/30/2016	33.94		(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33		0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78		(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75		(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01		(0.07)	4.04	3.97	(0.23)	—
Class R
9/30/2017	$34.07		$0.01	$6.70	$6.71	$(0.32)	$—
9/30/2016	34.03		0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30		0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23		0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25		0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27		0.08	4.10	4.18	(0.20)	—
Class P
9/30/2017	$34.66		$0.19	$6.82	$7.01	$(0.34)	$—
9/30/2016	34.49		0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65		0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97		0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92		0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86		0.20	4.05	4.25	(0.19)	—
Institutional Class
9/30/2017	$35.91		$0.36	$6.92	$7.28	$(0.34)	$—
9/30/2016	35.65		0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68		0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94		0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60		0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58		0.24	4.15	4.39	(0.37)	—
Class R6
9/30/2017	$35.94		$0.22	$7.09	$7.31	$(0.35)	$—
2/1/2016* - 9/30/2016	33.52		0.34	2.08	2.42	—	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

254	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.31)	$41.19	(d)	20.34	%(d)	$6,068	1.36%		1.93%		0.01%		67%
(1.73)	34.57		5.07		13,524	1.45		1.68		0.30		76
(3.74)	34.53		7.83		11,816	1.45(e	)(f)	1.63	(e)(f)	0.88	(e)(f)	39
(4.21)	35.77		(5.84)		5,290	1.45		1.76		0.23		77
–(g )	42.30		32.64		4,569	1.45		1.83		0.23		92
(0.64)	31.89		15.13		2,773	1.50		1.76		0.53		117

$(0.25)	$40.01	(d)	19.39	%(d)	$2,829	2.14%		2.50%		(0.56)%		67%
(1.65)	33.78		4.30		3,232	2.19		2.54		(0.35)		76
(3.63)	33.94		7.14		2,837	2.19	(e)(f)	2.42	(e)(f)	0.20	(e)(f)	39
(3.88)	35.33		(6.52)		1,135	2.19		2.45		(0.47)		77
(0.02)	41.78		31.67		702	2.20		2.43		(0.46)		92
(0.23)	31.75		14.26		531	2.26		2.37		(0.24)		117

$(0.32)	$40.46	(d)	19.98	%(d)	$264	1.64%		2.11%		0.02%		67%
(1.62)	34.07		4.81		130	1.70		2.17		0.09		76
(3.66)	34.03		7.60		100	1.70	(e)(f)	2.09	(e)(f)	0.57	(e)(f)	39
(4.53)	35.30		(6.06)		73	1.70		2.10		0.19		77
(0.36)	42.23		32.29		27	1.70		1.96		0.05		92
(0.20)	32.25		14.86		12	1.74		1.90		0.26		117

$(0.34)	$41.33	(d)	20.55	%(d)	$55,843	1.17%		1.42%		0.55%		67%
(1.65)	34.66		5.25		40,183	1.28		1.44		0.54		76
(3.69)	34.49		7.96		36,377	1.28	(e)(f)	1.37	(e)(f)	0.97	(e)(f)	39
(4.07)	35.65		(5.68)		27,882	1.29		1.54		0.41		77
(0.35)	41.97		32.86		33,574	1.30		1.52		0.45		92
(0.19)	31.92		15.32		28,996	1.31		1.52		0.68		117

$(0.34)	$42.85	(d)	20.58	%(d)	$67,921	1.11%		1.43%		0.94%		67%
(1.65)	35.91		5.31		29,031	1.21		1.48		0.28		76
(3.66)	35.65		8.04		59,061	1.21	(e)(f)	1.39(e	)(f)	0.97	(e)(f)	39
(3.98)	36.68		(5.61)		55,743	1.21		1.46		0.53		77
(0.31)	42.94		32.96		71,875	1.21		1.44		0.46		92
(0.37)	32.60		15.50		88,301	1.20		1.38		0.80		117

$(0.35)	$42.90	(d)	20.66	%(d)	$17,804	1.05%		1.42%		0.60%		67%
—	35.94		7.22		15,534	1.11	(e)	1.56	(e)	1.48	(e)	76

(c)	Actual amount rounds to less than $0.01 per share.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Micro Cap:
Class A
9/30/2017	$14.73	$(0.18)	$2.72		$2.54	$(1.42)	$15.85
9/30/2016	13.99	(0.18)	1.75		1.57	(0.83)	14.73
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54		0.37	(1.26)	13.99
11/30/2014	16.06	(0.21)	—	(e)	(0.21)	(0.97)	14.88
11/30/2013	11.62	(0.20)	5.57		5.37	(0.93)	16.06
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85		1.78	—	11.62
Class P
9/30/2017	$14.80	$(0.17)	$2.73		$2.56	$(1.42)	$15.94
9/30/2016	14.05	(0.16)	1.74		1.58	(0.83)	14.80
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55		0.39	(1.26)	14.05
11/30/2014	16.08	(0.19)	—	(e)	(0.19)	(0.97)	14.92
11/30/2013	11.61	(0.17)	5.57		5.40	(0.93)	16.08
11/30/2012	12.20	(0.10)	1.47		1.37	(1.96)	11.61
Institutional Class
9/30/2017	$14.87	$(0.17)	$2.75		$2.58	$(1.42)	$16.03
9/30/2016	14.11	(0.16)	1.75		1.59	(0.83)	14.87
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54		0.38	(1.26)	14.11
11/30/2014	16.15	(0.19)	—(e	)	(0.19)	(0.97)	14.99
11/30/2013	11.65	(0.15)	5.58		5.43	(0.93)	16.15
11/30/2012	12.22	(0.10)	1.49		1.39	(1.96)	11.65

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $0.01 per share.

256	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

18.74%	$3,031	1.62%		2.18%		(1.27)%		32%
11.47	3,388	1.62		2.16		(1.26)		39
2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(1.11)	4,684	1.66		2.10		(1.40)		48
50.11	1,065	1.80		2.07		(1.45)		63
18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

18.79%	$1,568	1.54%		1.89%		(1.19)%		32%
11.50	1,289	1.54		1.85		(1.17)		39
2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.98)	1,550	1.52		1.81		(1.21)		48
50.42	2,192	1.63		1.90		(1.25)		63
13.90	332	1.65		1.99		(0.85)		62

18.84%	$27,984	1.54%		1.93%		(1.20)%		32%
11.53	30,768	1.54		1.91		(1.17)		39
2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	33,513	1.54		1.80		(1.25)		48
50.51	41,713	1.54		2.01		(1.10)		63
14.09	27,343	1.54		1.84		(0.90)		62

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
9/30/2017	$14.31	$0.40	$2.85	$3.25	$(0.32)	$—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
9/30/2017	$14.29	$0.34	$2.81	$3.15	$(0.11)	$—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
9/30/2017	$14.31	$0.46	$2.78	$3.24	$(0.42)	$—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
9/30/2017	$14.46	$0.44	$2.91	$3.35	$(0.32)	$—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of year net asset value (“NAV”) and total return by $0.02 and 0.15%, respectively, for Class A, $0.02 and 0.14%, respectively, for Class C, $0.02 and 0.14%, respectively, for Class P and $0.01 and 0.07%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of year NAV and total return would have been $17.22 and 22.92%, respectively, for Class A, $17.31 and 21.92%, respectively, for Class C, $17.11 and 23.08%, respectively, for Class P and $17.48 and 23.26%, respectively for Institutional Class. See note 7(a) in the Notes to Financial Statements.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Annualized, unless otherwise noted.
(g)	Certain expenses incurred by the Fund were not annualized.

258	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.32)	$17.24(c	)	23.07	%(c)	$11,026	1.22	%(d)	3.32	%(d)	2.58	%(d)	120%
(0.40)	14.31(e	)	19.57	(e)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)		207	1.55	(f)(g)	6.55	(f)(g)	4.13	(f)(g)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(f)	17.07	(f)	2.41	(f)	67

$(0.11)	$17.33(c	)	22.06	%(c)	$527	1.95	%(d)	4.00	%(d)	2.16	%(d)	120%
(0.30)	14.29(e	)	18.80	(e)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)		104	2.30	(f)(g)	7.39	(f)(g)	3.12	(f)(g)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30(f	)	19.41	(f)	1.00	(f)	67

$(0.42)	$17.13(c	)	23.22	%(c)	$19,899	1.05	%(d)	3.00	%(d)	2.99	%(d)	120%
(0.57)	14.31(e	)	19.95	(e)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)		9	1.39	(f)(g)	5.87	(f)(g)	4.12	(f)(g)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41(f	)	7.72	(f)	2.49	(f)	67

$(0.32)	$17.49(c	)	23.33	%(c)	$34,444	0.95	%(d)	2.87	%(d)	2.71	%(d)	120%
(0.45)	14.46(e	)	19.95(e	)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)		6,688	1.30(f	)(g)	5.93	(f)(g)	4.25	(f)(g)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30(f	)	7.78	(f)	2.70	(f)	67

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
9/30/2017	$18.19	$0.22	$2.86	$3.08	$(0.56)	$—
9/30/2016	18.19	0.46	0.61	1.07	(0.68)	(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40	(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
9/30/2017	$17.90	$0.14	$2.63	$2.77	$(0.97)	$—
9/30/2016	17.91	0.26	0.66	0.92	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28	(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class P
9/30/2017	$18.33	$0.39	$2.58	$2.97	$(1.25)	$—
9/30/2016	18.40	0.46	0.63	1.09	(0.77)	(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46	(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
9/30/2017	$18.69	$0.35	$2.77	$3.12	$(1.00)	$—
9/30/2016	18.49	0.42	0.71	1.13	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46	(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—
Class R6
9/30/2017	$18.35	$0.35	$2.61	$2.96	$(1.41)	$—
9/30/2016	18.49	0.52	0.62	1.14	(0.89)	(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04	(0.59)	(0.55)	—	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

260	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.56)	$20.71	17.71%	$1,362	1.30%		7.02%		1.21%		48%
(1.07)	18.19	6.04	7,397	1.30		4.50		2.62		95
(2.36)	18.19	(4.14)	1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.97)	$19.70	16.83%	$488	2.05%		7.31%		0.78%		48%
(0.93)	17.90	5.26	928	2.07		5.04		1.49		95
(2.27)	17.91	(4.78)	1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(1.25)	$20.05	17.98%	$62	1.08%		6.63%		2.20%		48%
(1.16)	18.33	6.14	69	1.16		4.08		2.58		95
(2.49)	18.40	(4.03)	47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(1.00)	$20.81	18.11%	$1,928	1.03%		6.32%		1.88%		48%
(0.93)	18.69	6.25	1,889	1.08		3.84		2.29		95
(2.31)	18.49	(3.92)	6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$(1.41)	$19.90	18.10%	$752	0.95%		6.18%		1.96%		48%
(1.28)	18.35	6.41	1,667	0.95		4.92		2.90		95
—	18.49	(2.89)	10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
9/30/2017	$15.29	$0.60	$0.04	$0.64	$(0.75)	$—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
Class C
9/30/2017	$15.27	$0.56	$0.03	$0.59	$(0.71)	$—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
Class P
9/30/2017	$15.24	$0.63	$0.05	$0.68	$(0.79)	$—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
Institutional Class
9/30/2017	$15.25	$0.64	$0.04	$0.68	$(0.79)	$—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
Class R6
2/1/2017* - 9/30/2017	$15.18	$0.42	$0.03	$0.45	$(0.49)	$—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

262	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.75)	$15.18	4.27%	$218,312	0.89%		0.89%		3.94%		88%
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51

$(0.71)	$15.15	4.00%	$148,587	1.12%		1.12%		3.70%		88%
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51

$(0.79)	$15.13	4.56%	$700,376	0.63%		0.63%		4.19%		88%
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51

$(0.79)	$15.14	4.61%	$539,078	0.59%		0.59%		4.22%		88%
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51

$(0.49)	$15.14	3.04%	$70,595	0.56	%(c)	0.56	%(c)	4.25	%(c)	88%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
9/30/2017	$15.85	$0.09	$0.74	$0.83	$(0.06)	$(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	— (e)	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
9/30/2017	$15.39	$(0.04)	$0.74	$0.70	$— (e)	$(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	— (e)	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
9/30/2017	$15.87	$0.18	$0.69	$0.87	$(0.12)	$(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	— (e)	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
9/30/2017	$15.96	$0.14	$0.74	$0.88	$(0.06)	$(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
12/2/2016* - 9/30/2017	$16.13	$0.15	$0.58	$0.73	$(0.18)	$(0.36)

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Annualized, unless otherwise noted.
(g)	Certain expenses incurred by the Fund were not annualized.

264	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$16.26	(c)	5.35	%(c)	$136,344	1.02	%(d)	1.15	%(d)	0.57	%(d)	680%
(0.28)	15.85		4.32		96,870	1.15	(d)	1.17	(d)	0.95	(d)	500
(0.61)	15.47		2.93		8,014	1.15	(d)(f)(g)	1.58	(d)(f)(g)	1.28	(d)(f)(g)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(f)	7.34	(f)	(1.86	)(f)	—

$(0.36)	$15.73	(c)	4.61	%(c)	$16,535	1.80	%(d)	1.87	%(d)	(0.24	)%(d)	680%
(0.26)	15.39		3.52		12,605	1.90	(d)	1.97	(d)	0.10	(d)	500
(0.61)	15.12		2.31		3,803	1.90	(d)(f)(g)	2.09	(d)(f)(g)	0.70	(d)(f)(g)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(f)	6.91	(f)	(2.60	)(f)	—

$(0.48)	$16.26	(c)	5.59	%(c)	$136,127	0.79	%(d)	0.83	%(d)	1.12	%(d)	680%
(0.36)	15.87		4.55		20,664	0.96	(d)	0.96	(d)	1.11	(d)	500
(0.61)	15.53		2.99		503	1.00	(d)(f)(g)	1.16	(d)(f)(g)	1.67	(d)(f)(g)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(f)	5.97	(f)	(1.69	)(f)	—

$(0.42)	$16.42	(c)	5.62	%(c)	$205,068	0.74	%(d)	0.87	%(d)	0.86	%(d)	680%
(0.29)	15.96		4.60		146,194	0.90	(d)	0.90	(d)	1.21	(d)	500
(0.64)	15.54		3.08		55,028	0.90	(d)(f)(g)	1.22	(d)(f)(g)	1.71	(d)(f)(g)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(f)	5.64	(f)	(1.60	)(f)	—

$(0.54)	$16.32	(c)	4.64	%(c)	$34,047	0.68	%(d)(f)	0.76	%(d)(f)	1.17	%(d)(f)	680%

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
9/30/2017	$16.20	$0.13		$1.71	$1.84	$(0.24)	$—
9/30/2016	15.79	0.11		0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14		(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12		1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12		2.14	2.26	—	—
Class C
9/30/2017	$15.59	$—	(g)	$1.63	$1.63	$(0.16)	$—
9/30/2016	15.43	0.01		0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05		(1.09)	(1.04)	— (g)	(0.98)
11/30/2014	17.14	(0.01)		1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	—	(g)	2.14	2.14	—	—
Class P
9/30/2017	$16.18	$0.18		$1.65	$1.83	$(0.40)	$—
9/30/2016	15.92	0.14		0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15		(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15		1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15		2.14	2.29	—	—
Institutional Class
9/30/2017	$16.24	$0.14		$1.74	$1.88	$(0.20)	$—
9/30/2016	15.86	0.11		0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18		(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17		1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17		2.14	2.31	—	—

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Actual amount rounds to less than $(0.01) per share.

266	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$17.80		11.44%		$582	1.25	%(c)	8.26	%(c)	0.75	%(c)	—%
(0.23)	16.20	(d)	4.11	(d)	624	1.25	(c)	3.63	(c)	0.70	(c)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(e)(f)	2.31	(c)(e)(f)	0.98	(c)(e)(f)	98
(1.09)	17.74	(d)	9.57	(d)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(e)	9.81	(e)	0.74	(e)	6

$(0.16)	$17.06		10.51%		$278	2.00	%(c)	6.58	%(c)	(0.01	)%(c)	—%
(0.36)	15.59	(d)	3.42	(d)	271	2.00	(c)	4.37	(c)	0.06	(c)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(e)(f)	2.93	(c)(e)(f)	0.36	(c)(e)(f)	98
(1.12)	17.45	(d)	8.78	(d)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(e)	11.10	(e)	(0.01	)(e)	6

$(0.40)	$17.61		11.51%		$19	1.10	%(c)	5.59	%(c)	1.05	%(c)	—%
(0.42)	16.18	(d)	4.31	(d)	12	1.10	(c)	3.29	(c)	0.91	(c)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(e)(f)	1.91	(c)(e)(f)	1.06	(c)(e)(f)	98
(1.01)	17.90	(d)	9.77	(d)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(e)	8.71	(e)	0.96	(e)	6

$(0.20)	$17.92		11.66%		$1,705	1.00	%(c)	5.12	%(c)	0.81	%(c)	—%
(0.32)	16.24	(d)	4.45	(d)	4,745	1.00	(c)	3.09	(c)	0.68	(c)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(e)(f)	1.98	(c)(e)(f)	1.27	(c)(e)(f)	98
(1.05)	17.89	(d)	9.87	(d)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(e)	8.82	(e)	1.05	(e)	6

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
9/30/2017	$21.85	$(0.42)	$4.04	$3.62	$(1.79)	$23.68	(c)
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)	24.34
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	–	15.53
Class P
9/30/2017	$22.08	$(0.35)	$4.09	$3.74	$(1.79)	$24.03	(c)
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)	24.40
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)	15.54
Institutional Class
9/30/2017	$22.13	$(0.36)	$4.10	$3.74	$(1.79)	$24.08	(c)
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)	24.49
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)	15.59

#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

268	Annual Report	| September 30, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

17.69	%(c)	$12,331	2.35%		2.40%		(1.93)%		33%
5.73		19,312	2.26		2.26		(1.83)		32
(4.08)		41,119	2.08	(d)(e)	2.08	(d)(e)	(1.70	)(d)(e)	43
(1.98)		53,192	2.16		2.16		(1.81)		66
56.82		61,525	2.20		2.30		(1.41)		59
21.14		6,862	2.36	(d)	3.36	(d)	(0.96	)(d)	114

18.07	%(c)	$4,478	2.02%		2.07%		(1.62)%		33%
6.02		5,343	1.97		1.97		(1.54)		32
(3.84)		7,710	1.81	(d)(e)	1.81	(d)(e)	(1.42	)(d)(e)	43
(1.77)		10,561	1.94		1.94		(1.67)		66
57.10		858	2.01		2.07		(1.19)		59
19.26		252	2.18		3.08		(1.38)		114

18.04	%(c)	$21,208	2.06%		2.12%		(1.65)%		33%
6.10		23,504	1.94		1.94		(1.52)		32
(4.00)		43,621	1.97	(d)(e)	1.97	(d)(e)	(1.60	)(d)(e)	43
(1.84)		49,525	2.00		2.00		(1.65)		66
57.18		62,641	2.00		2.00		(1.24)		59
19.37		9,296	2.08		3.15		(1.32)		114

See accompanying Notes to Financial Statements	| September 30, 2017 |	Annual Report	269

Notes to Financial Statements

September 30, 2017

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of September 30, 2017, the Trust consisted of thirty-four separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ investment manager and during the reporting period NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, served as the sub-adviser to certain Funds. On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), previously the Funds’ investment manager, merged with and into AllianzGI U.S., previously the sub-adviser to certain Funds (the “AGIFM Merger”). In connection with the AGIFM Merger, AllianzGI U.S. succeeded AGIFM as the investment manager of the Funds and NFJ Investment Group LLC continued to serve as a sub-adviser to certain Funds through June 30, 2017. On July 1, 2017, NFJ merged with and into AllianzGI U.S. (the “NFJ Merger’’). As of that date, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ. AllianzGI U.S. is currently the sole adviser to all Funds. Neither the AGIFM Merger, nor the NFJ Merger resulted in any change to the manner in which investment management services are provided to the Funds, the personnel responsible for providing investment management services to the Funds or the personnel ultimately responsible for overseeing the provision of such services. The Investment Manager is, and AGIFM and NFJ prior to their respective mergers with and into AllianzGI U.S., were, indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust offers up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the years ended September 30, 2017 and September 30, 2016. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
A	4/26/16	765	$10,000
C	4/26/16	765	10,000
Totals		1,530	$20,000

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
C	4/26/16	654	$10,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
A	4/26/16	704	$10,000
C	4/26/16	704	10,000
Totals		1,408	$20,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
A	4/26/16	671	$10,000
C	4/26/16	671	10,000
Totals		1,342	$20,000

AllianzGI Global Dynamic Allocation
Class	Date	Shares	Amount
R6	2/1/16	578	$10,000

AllianzGI Global High Yield
Class	Date	Shares	Amount
P	5/3/17	667	$10,000
Institutional	5/3/17	1,333,333	20,000,000
Totals		1,334,000	$20,010,000

AllianzGI International Small-Cap
Class	Date	Shares	Amount
R6	2/1/16	298	$10,000

AllianzGI Short Duration High Income
Class	Date	Shares	Amount
R6	2/1/17	659	$10,000

AllianzGI Structured Return
Class	Date	Shares	Amount
R6	12/2/16	620	$10,000

270	September 30, 2017 |	Annual Report

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Retirement Income	The Fund seeks current income, and secondarily, capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Best Styles Emerging Markets Equity	The Funds seek long-term capital appreciation.
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.
AllianzGI Global High Yield	The Fund seeks total return with a controlled level of portfolio risk.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI Ultra Micro Cap
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss is expected to be remote.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X require standardized, enhanced disclosure about derivatives in investment company financial statements, and also

Annual Report	| September 30, 2017	271

Notes to Financial Statements (cont’d)

September 30, 2017

change the rules governing the form and content of such financial statements. The amendments to Regulation S-X took effect on August 1, 2017 and the financial statements have been modified accordingly, as applicable.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access

272	September 30, 2017 |	Annual Report

∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or year ended September 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes—Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by

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Notes to Financial Statements (cont’d)

September 30, 2017

independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2017 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes to the Schedules of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$47,518,724	—	—	$47,518,724
Exchange-Traded Funds	3,648,526	—	—	3,648,526
Repurchase Agreements	—	$919,000	—	919,000
	51,167,250	919,000	—	52,086,250
Other Financial Instruments* – Assets
Foreign Exchange Contracts	10,913	—	—	10,913
Interest Rate Contracts	12,036	—	—	12,036
Market Price	13,618	—	—	13,618
	36,567	—	—	36,567
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(26,631)	—	—	(26,631)
Interest Rate Contracts	(62,415)	—	—	(62,415)
Market Price	(2,945)	—	—	(2,945)
	(91,991)	—	—	(91,991)
Totals	$51,111,826	$919,000	—	$52,030,826

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$62,613,178	—	—	$62,613,178
Exchange-Traded Funds	440,959	—	—	440,959
Repurchase Agreements	—	$2,105,000	—	2,105,000
	63,054,137	2,105,000	—	65,159,137
Other Financial Instruments* – Assets
Foreign Exchange Contracts	11,387	—	—	11,387
Interest Rate Contracts	11,931	—	—	11,931
Market Price	34,802	—	—	34,802
	58,120	—	—	58,120
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(30,455)	—	—	(30,455)
Interest Rate Contracts	(36,588)	—	—	(36,588)
	(67,043)	—	—	(67,043)
Totals	$63,045,214	$2,105,000	—	$65,150,214

274	September 30, 2017 |	Annual Report

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$70,054,029	—	—	$70,054,029
Exchange-Traded Funds	145,271	—	—	145,271
Repurchase Agreements	—	$2,493,000	—	2,493,000
	70,199,300	2,493,000	—	72,692,300
Other Financial Instruments* – Assets
Foreign Exchange Contracts	13,997	—	—	13,997
Market Price	46,597	—	—	46,597
	60,594	—	—	60,594
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(32,333)	—	—	(32,333)
Totals	$70,227,561	$2,493,000	—	$72,720,561

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$56,107,683	—	—	$56,107,683
Exchange-Traded Funds	170,326	—	—	170,326
Repurchase Agreements	—	$1,525,000	—	1,525,000
	56,278,009	1,525,000	—	57,803,009
Other Financial Instruments* – Assets
Foreign Exchange Contracts	11,387	—	—	11,387
Market Price	34,521	—	—	34,521
	45,908	—	—	45,908
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(26,631)	—	—	(26,631)
Market Price	(10,827)	—	—	(10,827)
	(37,458)	—	—	(37,458)
Totals	$56,286,459	$1,525,000	—	$57,811,459

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$52,300,871	—	—	$52,300,871
Exchange-Traded Funds	209,403	—	—	209,403
Repurchase Agreements	—	$1,948,000	—	1,948,000
	52,510,274	1,948,000	—	54,458,274
Other Financial Instruments* – Assets
Foreign Exchange Contracts	11,387	—	—	11,387
Market Price	34,151	—	—	34,151
	45,538	—	—	45,538
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(24,685)	—	—	(24,685)
Market Price	(17,143)	—	—	(17,143)
	(41,828)	—	—	(41,828)
Totals	$52,513,984	$1,948,000	—	$54,461,984

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Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$31,979,288	—	—	$31,979,288
Exchange-Traded Funds	163,086	—	—	163,086
Repurchase Agreements	—	$1,141,000	—	1,141,000
	32,142,374	1,141,000	—	33,283,374
Other Financial Instruments* – Assets
Foreign Exchange Contracts	6,168	—	—	6,168
Market Price	23,529	—	—	23,529
	29,697	—	—	29,697
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(19,052)	—	—	(19,052)
Market Price	(13,534)	—	—	(13,534)
	(32,586)	—	—	(32,586)
Totals	$32,139,485	$1,141,000	—	$33,280,485

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$30,959,694	—	—	$30,959,694
Exchange-Traded Funds	156,420	—	—	156,420
Repurchase Agreements	—	$1,094,000	—	1,094,000
	31,116,114	1,094,000	—	32,210,114
Other Financial Instruments* – Assets
Foreign Exchange Contracts	6,168	—	—	6,168
Market Price	20,190	—	—	20,190
	26,358	—	—	26,358
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(19,052)	—	—	(19,052)
Market Price	(15,338)	—	—	(15,338)
	(34,390)	—	—	(34,390)
Totals	$31,108,082	$1,094,000	—	$32,202,082

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$13,979,065	—	—	$13,979,065
Exchange-Traded Funds	79,187	—	—	79,187
Repurchase Agreements	—	$413,000	—	413,000
	14,058,252	413,000	—	14,471,252
Other Financial Instruments* – Assets
Foreign Exchange Contracts	3,084	—	—	3,084
Market Price	9,338	—	—	9,338
	12,422	—	—	12,422
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(9,526)	—	—	(9,526)
Market Price	(7,218)	—	—	(7,218)
	(16,744)	—	—	(16,744)
Totals	$14,053,930	$413,000	—	$14,466,930

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AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$34,961,344	—	—	$34,961,344
Common Stock:
Equity Real Estate Investment Trusts (REITs)	6,312,300	$522,499	—	6,834,799
Mortgage Real Estate Investment Trusts (REITs)	2,139,464	—	—	2,139,464
Exchange-Traded Funds	2,792,517	—	—	2,792,517
Rights:
Food & Staples Retailing	—	549	$9	558
Repurchase Agreements	—	2,037,000	—	2,037,000
	46,205,625	2,560,048	9	48,765,682
Other Financial Instruments* – Assets
Foreign Exchange Contracts	36,647	—	—	36,647
Interest Rate Contracts	28,324	—	—	28,324
Market Price	227,303	—	—	227,303
	292,274	—	—	292,274
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(182,736)	—	—	(182,736)
Market Price	(51,742)	—	—	(51,742)
	(234,478)	—	—	(234,478)
Totals	$46,263,421	$2,560,048	$9	$48,823,478

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Mutual Funds	$309,997,379	—	—	$309,997,379
Exchange-Traded Funds	21,909,016	—	—	21,909,016
U.S. Treasury Obligations	—	$5,090,527	—	5,090,527
Repurchase Agreements	—	20,626,000	—	20,626,000
	331,906,395	25,716,527	—	357,622,922
Other Financial Instruments* – Assets
Foreign Exchange Contracts	35,725	—	—	35,725
Market Price	652,711	—	—	652,711
	688,436	—	—	688,436
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(274,965)	—	—	(274,965)
Interest Rate Contracts	(436,043)	—	—	(436,043)
Market Price	(45,718)	—	—	(45,718)
	(756,726)	—	—	(756,726)
Totals	$331,838,105	$25,716,527	—	$357,554,632

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Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
China	$593,547	$1,882,292	—	$2,475,839
Hong Kong	—	70,823	—	70,823
Hungary	—	54,270	—	54,270
Indonesia	34,266	69,783	—	104,049
Korea (Republic of)	59,432	808,348	—	867,780
Malaysia	32,934	151,293	—	184,227
Russian Federation	144,756	38,190	—	182,946
Singapore	6,083	10,361	—	16,444
South Africa	38,054	208,846	—	246,900
Taiwan	25,956	869,720	—	895,676
Thailand	—	18,839	$195,153	213,992
Turkey	—	173,701	—	173,701
All Other	709,375	—	—	709,375
Preferred Stock:
Korea (Republic of)	—	72,354	—	72,354
All Other	287,747	—	—	287,747
Rights	—	—	125	125
Warrants	—	—	—	—
Repurchase Agreements	—	432,000	—	432,000
	1,932,150	4,860,820	195,278	6,988,248
Other Financial Instruments* – Liabilities
Market Price	(7,536)	—	—	(7,536)
Totals	$1,924,614	$4,860,820	$195,278	$6,980,712

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Australia	$381,030	$4,907,363	—	$5,288,393
Austria	1,184,712	2,082,854	—	3,267,566
Belgium	—	1,997,173	—	1,997,173
China	5,064,407	26,708,514	$327,578	32,100,499
Denmark	358,540	3,810,459	—	4,168,999
Finland	367,159	1,943,103	—	2,310,262
France	2,141,835	28,318,503	—	30,460,338
Germany	1,079,766	13,068,827	—	14,148,593
Hong Kong	448,400	5,165,561	—	5,613,961
Indonesia	—	4,656,755	—	4,656,755
Israel	1,608,470	2,201,002	—	3,809,472
Italy	2,039,465	6,346,269	—	8,385,734
Japan	—	43,341,990	—	43,341,990
Korea (Republic of)	3,293,393	16,410,647	—	19,704,040
Malaysia	—	2,607,523	—	2,607,523
Netherlands	2,620,750	5,757,911	—	8,378,661
New Zealand	388,937	1,537,766	—	1,926,703
Norway	1,843,692	3,318,510	—	5,162,202

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AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Philippines	$370,111	$1,042,573	—	$1,412,684
Russian Federation	503,653	920,148	—	1,423,801
Singapore	805,207	4,354,093	—	5,159,300
Spain	831,337	5,730,260	—	6,561,597
Sweden	1,220,769	6,504,177	—	7,724,946
Switzerland	1,071,364	8,082,553	—	9,153,917
Taiwan	—	5,783,028	—	5,783,028
Thailand	—	710,615	$4,713,778	5,424,393
Turkey	—	4,317,188	—	4,317,188
United Kingdom	6,524,176	25,769,674	—	32,293,850
All Other	311,684,764	—	—	311,684,764
Preferred Stock:
Brazil	2,117,740	—	—	2,117,740
Colombia	766,723	—	—	766,723
All Other	—	3,508,121	—	3,508,121
Exchange-Traded Funds	3,271,346	—	—	3,271,346
Repurchase Agreements	—	1,014,000	—	1,014,000
Totals	$351,987,746	$241,917,160	$5,041,356	$598,946,262

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Austria	$216,340	$130,219	—	$346,559
Brazil	85,778	—	—	85,778
Canada	154,867	—	—	154,867
Denmark	76,660	321,539	—	398,199
France	118,067	2,734,497	—	2,852,564
Greece	87,405	71,405	—	158,810
Netherlands	89,091	478,700	—	567,791
New Zealand	53,458	238,764	—	292,222
Norway	96,609	223,693	—	320,302
Russian Federation	63,968	129,193	—	193,161
Singapore	57,804	54,631	—	112,435
Sweden	192,587	299,594	—	492,181
United Kingdom	386,988	3,289,125	—	3,676,113
All Other	—	16,073,750	—	16,073,750
Exchange-Traded Funds	288,444	—	—	288,444
Preferred Stock:
Brazil	36,714	—	—	36,714
Germany	—	155,700	—	155,700
Rights	7,429	—	—	7,429
Repurchase Agreements	—	101,000	—	101,000
Totals	$2,012,209	$24,301,810	—	$26,314,019

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Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock	$112,990,582	—	—	$112,990,582
Rights:
Food & Staples Retailing	—	$5,808	$97	5,905
Repurchase Agreements	—	715,000	—	715,000
	112,990,582	720,808	97	113,711,487
Other Financial Instruments* – Assets
Market Price	4,403	—	—	4,403
Totals	$112,994,985	$720,808	$97	$113,715,890

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Convertible Bonds & Notes:
IT Services	—	—	$5,583,172	$5,583,172
All Other	—	$429,003,579	—	429,003,579
Convertible Preferred Stock:
Food & Beverage	—	5,081,375	—	5,081,375
Healthcare-Products	—	8,678,544	—	8,678,544
All Other	$60,248,416	—	—	60,248,416
Repurchase Agreements	—	5,636,000	—	5,636,000
Totals	$60,248,416	$448,399,498	$5,583,172	$514,231,086

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Brazil	$1,284,493	—	—	$1,284,493
China	3,440,746	$6,015,497	$568,706	10,024,949
Greece	73,528	—	—	73,528
Hong Kong	918,731	3,414,258	—	4,332,989
India	1,278,830	1,583,412	—	2,862,242
Mexico	851,103	—	—	851,103
Russian Federation	1,471,603	—	420,761	1,892,364
South Africa	128,882	840,215	—	969,097
Thailand	—	—	1,685,931	1,685,931
United States	4,012,799	—	—	4,012,799
All Other	—	14,369,312	—	14,369,312
Preferred Stock	221,735	—	—	221,735
Repurchase Agreements	—	338,000	—	338,000
	13,682,450	26,560,694	2,675,398	42,918,542
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	144	—	144
Totals	$13,682,450	$26,560,838	$2,675,398	$42,918,686

280	September 30, 2017 |	Annual Report

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Corporate Bonds & Notes	—	$20,313,647	—	$20,313,647
Sovereign Debt Obligations	—	15,673,995	—	15,673,995
Repurchase Agreements	—	209,000	—	209,000
	—	36,196,642	—	36,196,642
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	16,352	—	16,352
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(28,852)	—	(28,852)
Totals	—	$36,184,142	—	$36,184,142

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Brazil	$218,466	—	—	$218,466
China	73,463	$1,672,152	—	1,745,615
Colombia	28,712	—	—	28,712
Czech Republic	64,344	—	—	64,344
Greece	381,216	61,221	—	442,437
Hong Kong	197,904	662,234	—	860,138
India	237,464	979,556	—	1,217,020
Korea (Republic of)	172,199	1,467,835	—	1,640,034
Malaysia	80,951	259,866	—	340,817
Mexico	38,182	—	—	38,182
Philippines	90,892	—	—	90,892
Poland	209,227	259,643	—	468,870
Russian Federation	—	29,963	$186,376	216,339
South Africa	169,246	61,174	—	230,420
Taiwan	60,203	1,981,848	—	2,042,051
Thailand	59,281	377,984	281,516	718,781
United Arab Emirates	39,742	20,254	—	59,996
All Other	—	697,912	—	697,912
Preferred Stock	133,303	—	—	133,303
Rights	—	—	1,533	1,533
Repurchase Agreements	—	115,000	—	115,000
Totals	$2,254,795	$8,646,642	$469,425	$11,370,862

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Ireland	$110,355	—	—	$110,355
All Other	—	$9,501,374	—	9,501,374
Repurchase Agreements	—	3,359,000	—	3,359,000
Totals	$110,355	$12,860,374	—	$12,970,729

Annual Report	| September 30, 2017	281

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Australia	$52,806	$1,197,049	—	$1,249,855
Austria	217,974	461,519	—	679,493
Belgium	—	572,767	—	572,767
China	1,265,708	5,474,064	$55,432	6,795,204
Denmark	65,589	840,601	—	906,190
Finland	50,872	449,025	—	499,897
France	357,793	7,140,993	—	7,498,786
Germany	338,327	2,913,235	—	3,251,562
Hong Kong	61,439	1,533,846	—	1,595,285
Hungary	—	135,459	—	135,459
Indonesia	—	1,046,869	—	1,046,869
Israel	268,879	658,978	—	927,857
Italy	338,306	1,366,766	—	1,705,072
Japan	—	12,240,625	—	12,240,625
Korea (Republic of)	837,437	3,532,791	—	4,370,228
Malaysia	12,487	668,879	—	681,366
Netherlands	482,729	1,326,499	—	1,809,228
New Zealand	87,648	373,939	—	461,587
Norway	321,182	662,170	—	983,352
Philippines	60,724	186,037	—	246,761
Poland	10,178	100,019	—	110,197
Portugal	—	42,814	—	42,814
Russian Federation	104,466	189,088	—	293,554
Singapore	143,024	1,194,169	—	1,337,193
South Africa	164,328	29,743	—	194,071
Spain	185,597	1,188,283	—	1,373,880
Sweden	189,207	1,288,512	—	1,477,719
Switzerland	220,018	2,428,108	—	2,648,126
Taiwan	—	2,468,446	—	2,468,446
Thailand	—	282,010	891,846	1,173,856
Turkey	—	752,033	—	752,033
United Kingdom	1,336,268	6,401,323	—	7,737,591
All Other	88,441,063	—	—	88,441,063
Corporate Bonds & Notes	—	38,036,907	—	38,036,907
U.S. Treasury Obligations	—	34,725,845	—	34,725,845
U.S. Government Agency Securities	—	19,751,143	—	19,751,143
Sovereign Debt Obligations	—	15,996,296	—	15,996,296
Exchange-Traded Funds	13,739,706	—	—	13,739,706
Preferred Stock:
Brazil	403,317	—	—	403,317
Colombia	110,422	—	—	110,422
All Other	—	858,625	—	858,625
Rights:
Thailand	—	—	133	133
United States	—	4,966	83	5,049
All Other	61	—	—	61
Repurchase Agreements	—	18,084,000	—	18,084,000
	109,867,555	186,604,441	947,494	297,419,490

282	September 30, 2017 |	Annual Report

AllianzGI Global Dynamic Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Other Financial Instruments* – Assets
Foreign Exchange Contracts	$53,557	—	—	$53,557
Interest Rate Contracts	56,342	—	—	56,342
Market Price	855,726	—	—	855,726
	965,625	—	—	965,625
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(359,562)	—	—	(359,562)
Interest Rate Contracts	(245,791)	—	—	(245,791)
Market Price	(172,332)	—	—	(172,332)
	(777,685)	—	—	(777,685)
Totals	$110,055,495	$186,604,441	$947,494	$297,607,430

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Belgium	$84,202	$136,808	—	$221,010
China	136,229	358,080	—	494,309
Hong Kong	78,684	—	—	78,684
United Kingdom	318,250	1,533,114	—	1,851,364
United States	1,834,259	—	—	1,834,259
All Other	—	2,850,528	—	2,850,528
Sovereign Debt Obligations	—	3,884,803	—	3,884,803
Corporate Bonds & Notes	—	2,725,440	—	2,725,440
U.S. Treasury Obligations	—	625,793	—	625,793
Mutual Funds	581,038	—	—	581,038
Exchange-Traded Funds	341,640	—	—	341,640
Repurchase Agreements	—	819,000	—	819,000
Options Purchased:
Market Price	180,693	—	—	180,693
	3,554,995	12,933,566	—	16,488,561
Investments in Securities – Liabilities
Options Written:
Market Price	(11,650)	—	—	(11,650)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	49,505	—	49,505
Interest Rate Contracts	10,814	—	—	10,814
	10,814	49,505	—	60,319
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,290)	—	(1,290)
Market Price	(64,096)	—	—	(64,096)
	(64,096)	(1,290)	—	(65,386)
Totals	$3,490,063	$12,981,781	—	$16,471,844

Annual Report	| September 30, 2017	283

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Global High Yield:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Corporate Bonds & Notes	—	$20,882,772	—	$20,882,772
Repurchase Agreements	—	349,000	—	349,000
U.S. Treasury Obligations	—	99,138	—	99,138
	—	21,330,910	—	21,330,910
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	105	—	105
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(85,188)	—	(85,188)
Interest Rate Contracts	$(656)	—	—	(656)
	(656)	(85,188)	—	(85,844)
Totals	$(656)	$21,245,827	—	$21,245,171

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Australia	—	$484,996	—	$484,996
Denmark	—	385,447	—	385,447
France	—	459,345	—	459,345
Germany	—	1,947,954	—	1,947,954
Japan	—	1,149,630	—	1,149,630
Korea (Republic of)	—	492,240	—	492,240
Spain	—	1,178,236	—	1,178,236
Sweden	—	1,589,505	—	1,589,505
Switzerland	—	936,652	—	936,652
United Kingdom	—	3,603,206	—	3,603,206
All Other	$13,904,135	—	—	13,904,135
Preferred Stock	—	316,355	—	316,355
Repurchase Agreements	—	654,000	—	654,000
Totals	$13,904,135	$13,197,566	—	$27,101,701

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Canada	$13,817,613	—	—	$13,817,613
Finland	10,027,380	$13,120,540	—	23,147,920
Italy	5,206,396	—	—	5,206,396
Switzerland	7,301,283	56,229,953	—	63,531,236
United States	232,151,270	—	—	232,151,270
All Other	—	262,078,144	—	262,078,144
Repurchase Agreements	—	31,919,000	—	31,919,000
Totals	$268,503,942	$363,347,637	—	$631,851,579

284	September 30, 2017 |	Annual Report

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Corporate Bonds & Notes:
Media	—	$19,106,006	$17,256	$19,123,262
All Other	—	229,063,312	—	229,063,312
Preferred Stock	—	—	6,385,000	6,385,000
Common Stock	—	—	567,820	567,820
Warrants	—	—	45,641	45,641
Repurchase Agreements	—	4,531,000	—	4,531,000
Totals	—	$252,700,318	$7,015,717	$259,716,035

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Brazil	$795,010	—	—	$795,010
Canada	1,731,804	—	—	1,731,804
China	1,333,253	$723,708	—	2,056,961
India	242,274	—	—	242,274
Indonesia	183,672	164,542	—	348,214
Ireland	640,039	—	—	640,039
Korea (Republic of)	278,671	—	—	278,671
Mexico	186,140	—	—	186,140
South Africa	223,895	—	—	223,895
All Other	—	12,056,955	—	12,056,955
Repurchase Agreements	—	166,000	—	166,000
	5,614,758	13,111,205	—	18,725,963
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	26	—	26
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(95)	—	(95)
Totals	$5,614,758	$13,111,136	—	$18,725,894

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Austria	$1,216,643	$2,139,230	—	$3,355,873
China	544,544	4,280,026	—	4,824,570
Hong Kong	771,468	1,618,276	—	2,389,744
Ireland	4,153,234	—	—	4,153,234
Netherlands	2,169,797	2,308,666	—	4,478,463
Sweden	1,581,346	7,556,739	—	9,138,085
Switzerland	2,599,254	7,748,566	—	10,347,820
United Kingdom	1,755,444	14,368,937	—	16,124,381
All Other	—	89,082,332	—	89,082,332
Preferred Stock	—	2,370,387	—	2,370,387
Repurchase Agreements	—	4,089,000	—	4,089,000
	14,791,730	135,562,159	—	150,353,889

Annual Report	| September 30, 2017	285

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI International Small-Cap (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	$435	—	$435
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(2,801)	—	(2,801)
Totals	$14,791,730	$135,559,793	—	$150,351,523

AllianzGI Micro Cap:
Investments in Securities–Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock	$32,092,371	—	—	$32,092,371
Repurchase Agreements	—	$577,000	—	577,000
Totals	$32,092,371	$577,000	—	$32,669,371

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
China	$1,849,452	$15,907,144	—	$17,756,596
Hong Kong	—	1,832,336	—	1,832,336
Hungary	—	470,460	—	470,460
India	516,867	4,821,492	—	5,338,359
Indonesia	—	1,375,118	—	1,375,118
Korea (Republic of)	453,638	7,751,744	—	8,205,382
Malaysia	479,191	946,785	—	1,425,976
Philippines	—	447,331	—	447,331
Poland	—	443,118	—	443,118
South Africa	1,320,284	1,304,971	—	2,625,255
Taiwan	430,668	7,984,410	—	8,415,078
Thailand	887,470	919,813	—	1,807,283
Turkey	—	1,339,975	—	1,339,975
United Arab Emirates	—	450,389	—	450,389
All Other	8,741,268	—	—	8,741,268
Preferred Stock:
Korea (Republic of)	437,529	948,803	—	1,386,332
Russian Federation	—	—	$471,283	471,283
All Other	942,703	—	—	942,703
Equity-Linked Securities	—	910,884	—	910,884
Exchange-Traded Funds	35,848	—	—	35,848
Repurchase Agreements	—	640,000	—	640,000
	16,094,918	48,494,773	471,283	65,060,974
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	2	—	2
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(60)	—	(60)
Totals	$16,094,918	$48,494,715	$471,283	$65,060,916

286	September 30, 2017 |	Annual Report

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock:
Australia	—	$161,502	$39,195	$200,697
Austria	$46,488	—	—	46,488
Belgium	43,965	68,441	—	112,406
Canada	405,465	—	—	405,465
Finland	83,406	43,254	—	126,660
Greece	89,963	—	—	89,963
Mexico	37,116	—	—	37,116
Netherlands	52,471	43,214	—	95,685
Norway	126,875	129,260	—	256,135
Philippines	38,233	—	—	38,233
Portugal	34,485	—	—	34,485
Singapore	123,919	—	—	123,919
South Africa	33,013	—	—	33,013
Sweden	88,503	—	—	88,503
United Kingdom	501,195	400,105	—	901,300
United States	54,950	—	—	54,950
All Other	—	1,804,357	—	1,804,357
Rights	3,236	—	—	3,236
Repurchase Agreements	—	163,000	—	163,000
Totals	$1,763,283	$2,813,133	$39,195	$4,615,611

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Corporate Bonds & Notes	—	$1,439,123,774	—	$1,439,123,774
Senior Loans	—	167,565,151	—	167,565,151
Repurchase Agreements	—	131,315,000	—	131,315,000
Totals	—	$1,738,003,925	—	$1,738,003,925

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Exchange-Traded Funds	$456,538,650	—	—	$456,538,650
Repurchase Agreements	—	$41,622,000	—	41,622,000
Options Purchased:
Market Price	258,147	—	—	258,147
	456,796,797	41,622,000	—	498,418,797
Investments in Securities – Liabilities
Options Written:
Market Price	(19,772,908)	—	—	(19,772,908)
Totals	$437,023,889	$41,622,000	—	$478,645,889

Annual Report	| September 30, 2017	287

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Exchange-Traded Funds	$2,512,300	—	—	$2,512,300
Options Purchased:
Market Price	29,945	—	—	29,945
	2,542,245	—	—	2,542,245
Investments in Securities – Liabilities
Options Written:
Market Price	(8,430)	—	—	(8,430)
Totals	$2,533,815	—	—	$2,533,815

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 9/30/17
Common Stock	$37,728,225	—	—	$37,728,225
Repurchase Agreements	—	$244,000	—	244,000
Totals	$37,728,225	$244,000	—	$37,972,225

At September 30, 2017, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1(b)
AllianzGI Best Styles Emerging Markets Equity	$179,649	$136,224
AllianzGI Best Styles Global Equity	3,885,325	5,402,121
AllianzGI Best Styles International Equity	184,119	786,112
AllianzGI Emerging Markets Consumer	95,758	128,882
AllianzGI Emerging Markets Small-Cap	111,061	353,339
AllianzGI Global Fundamental Strategy	—	84,202
AllianzGI Global Water	—	10,027,380
AllianzGI International Growth	—	462,343
AllianzGI International Small-Cap	—	1,216,643
AllianzGI NFJ Emerging Markets Value	439,271	1,320,397
AllianzGI NFJ International Small-Cap Value	94,473	262,269

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2016, which was applied on September 30, 2017.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2016, which was not applied on September 30, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2017, was as follows:

AllianzGI Retirement Income:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases	Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Rights:
Food & Staples Retailing	—	$26	$(9	)†	—	—	$(8)	—	—	$9

288	September 30, 2017 |	Annual Report

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
China	$11,105	—		$(1,417)	—	$(9,898)	$210	—	—	—
Thailand	275,544	$137,185		(266,413)	—	5,507	43,330	—	—	$195,153
Rights:
Korea (Republic of)	—	—	†	—	—	—	125	—	—	125
Totals	$286,649	$137,185		$(267,830)	—	$(4,391)	$43,665	—	—	$195,278

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
China	$1,199	—		$(34)††	—	$(340)	$332	$326,421	—	$327,578
Thailand	2,114,630	$3,765,882		(2,060,151)	—	216,597	676,820	—	—	4,713,778
Totals	$2,115,829	$3,765,882		$(2,060,185)	—	$216,257	$677,152	$326,421	—	$5,041,356

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
United Kingdom	$1,753	—		$(1,684)	—	$(277)	$208	—	—	—

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/17
Rights:
Food & Staples Retailing	—	—		—	—	—	—	$97	—	$97

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Convertible Bonds & Notes:
Food & Beverage	$9,864,793	$1,221,529		$(11,139,977)	—	$(126,552)	$180,207	—	—	—
IT Services	10,184,892	4,867,680		(10,175,060)	$633	302,773	402,254	—	—	$5,583,172
Totals	$20,049,685	$6,089,209		$(21,315,037)	$633	$176,221	$582,461	—	—	$5,583,172

Annual Report	| September 30, 2017	289

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
China	—	$1,128,645		$(652,421)	—	$9,500	$82,982	—	—	$568,706
Russian Federation	$579,790	305,503		(936,886)	—	358,532	113,822	—	—	420,761
Thailand	1,124,290	1,223,148		(840,163)	—	53,320	125,336	—	—	1,685,931
Totals	$1,704,080	$2,657,296		$(2,429,470)	—	$421,352	$322,140	—	—	$2,675,398

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
Russian Federation	$41,249	$422,770		$(358,463)	—	$66,510	$14,310	—	—	$186,376
Thailand	—	358,821		(93,510)	—	(493)	16,698	—	—	281,516
Preferred Stock:
Russian Federation	110,379	—		(85,964)	—	(5,978)	(18,437)	—	—	—
Rights:
Korea (Republic of)	—	—		—	—	—	1,533	—	—	1,533
Totals	$151,628	$781,591		$(537,937)	—	$60,039	$14,104	—	—	$469,425

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
China	—	$46,008		—	—	—	$9,424	—	—	$55,432
Thailand	—	920,699		$(121,748)	—	$(3,314)	96,209	—	—	891,846
Rights:
Thailand	—	—		—	—	—	133	—	—	133
United States	—	239	††	(84)†	—	—	(72)	—	—	83
Totals	—	$966,946		$(121,832)	—	$(3,314)	$105,694	—	—	$947,494

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/17
Corporate Bonds & Notes:
Media	—	—		—	—	—	—	$17,256	—	$17,256
Oil, Gas & Consumable Fuels	$760,320	—		$(654,186)	$908	$266,024	$(373,066)	—	—	—
Senior Loans	4,837,520	$844,989	#	(6,259,719)†	—	—	577,210	—	—	—
Preferred Stock	—	6,259,719	†	—	—	—	125,281	—	—	6,385,000
Common Stock:
Advertising	897,099	—		—	—	—	(407,102)	—	—	489,997
Aerospace & Defense	—	1,491,376		— ***	—	(309)	(1,413,251)	—	—	77,816
Media	—	—	†	—	—	—	7	—	—	7

290	September 30, 2017 |	Annual Report

AllianzGI High Yield Bond (cont’d)
Investments in Securities –Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 9/30/17
Warrants:
Commercial Services	$72,615	—		—	—	—	$(26,975)	—	—	$45,640
Media	—	—	†	—	—	—	1	—	—	1
	6,567,554	$8,596,084		$(6,913,905)	$908	$265,715	(1,517,895)	$17,256	—	7,015,717
Other Financial Instruments* – Liabilities
Unrealized depreciation of unfunded loan commitment	(49,286)	—	##	—	—	—	49,286	—	—	—
Totals	$6,518,268	$8,596,084		$(6,913,905)	$908	$265,715	$(1,468,609)	$17,256	—	$7,015,717

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
Russian Federation	$249,359	$507,299		$(776,793)	—	$64,296	$(44,161)	—	—	—
Preferred Stock:
Russian Federation	18,688	863,677		(481,689)	—	79,544	(8,937)	—	—	$471,283
Totals	$268,047	$1,370,976		$(1,258,482)	—	$143,840	$(53,098)	—	—	$471,283

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 9/30/17
Common Stock:
Australia	—	$35,781		—	—	—	$3,414	—	—	$39,195

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2017:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$195,153	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 19.94-408.38

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Common Stock	$4,713,778	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 48.80-408.38
	$326,421	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%
	$1,157	Market/Discount to Publicly Traded Quote	Discount to Publicly Traded Quote	88%

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Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Convertible:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Bonds & Notes	$5,583,172	Third-Party Pricing Vendor	Single Broker Quote	$ 108.201

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,685,931	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 18.82-191.10
	$420,761	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 3.19
	$568,706	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$281,516	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 2.28-48.80
	$186,376	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 0.04221-$59.37

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Common Stock	$34	Market/Discount to Publicly Traded Quote	Discount to Publicly Traded Quote	88%
	$55,398	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%
	$891,846	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 12.73-408.38

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Corporate Bonds & Notes	$17,256	Third-Party Pricing Vendor	Single Broker Quote	$ 0.625
Preferred Stock	$6,385,000	Market and Company Comparables	EV Multiples	0.72x (0.31x-1.13x)
			Illiquidity Discount	20%
Common Stock	$489,997	Market and Company Comparables	Broker quotes	$12.17 ($11.00-$13.75)
			EV Multiples	1.06x (0.21x-1.59x)
	77,816	Market and Company Comparables	EV Multiples	0.85x (0.76x-2.09x)
			Illiquidity Discount	40%
Warrants	$45,640	Black Scholes Model	Volatility	71%

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock	$471,283	Market/Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 3,080.28

292	September 30, 2017 |	Annual Report

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Ending Balance at 9/30/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$39,195	Market/Last Exchange-Traded Price	Discount to Last Exchange-Traded Price	0%

THB–Thai Baht

*	Other financial instruments are derivatives, such as futures contracts, forward foreign currency contracts and unfunded loan commitment which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because a single broker quote provided by a third-party pricing vendor was used on September 30, 2017.
***	Amount less than $1.
†	Removed or issued via corporate action.
††	Purchased or sold via in-kind subscription or redemption.
#	PIK payments and funding of unfunded loan commitment.
##	Unfunded loan commitment was funded.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at September 30, 2017 was:

AllianzGI Retirement Income	$(8)
AllianzGI Best Styles Emerging Markets Equity	52,879
AllianzGI Best Styles Global Equity	881,790
AllianzGI Best Styles U.S. Equity	(182)
AllianzGI Convertible	410,530
AllianzGI Emerging Markets Consumer	568,657
AllianzGI Emerging Markets Small-Cap	47,226
AllianzGI Global Dynamic Allocation	105,694
AllianzGI High Yield Bond	(1,732,393)
AllianzGI NFJ Emerging Markets Value	(8,863)
AllianzGI NFJ International Small-Cap Value	3,414

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.   Investment transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as a component of net change in unrealized appreciation (depreciation) of investments on the Statements of Operations. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.   The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

Annual Report	| September 30, 2017	293

Notes to Financial Statements (cont’d)

September 30, 2017

(e) Dividends and Distributions to Shareholders.   The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI Global High Yield and AllianzGI NFJ Emerging Markets Value declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Through March 2017, AllianzGI Retirement Income declared dividends from net investment income quarterly. Commencing in April 2017, AllianzGI Retirement Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.   Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.   The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.   The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements include provisions for initiation of repurchase transactions, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements (i.e., repurchase agreements) to resell such securities at an agreed upon price and date. The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. The collateral that is pledged (i.e. the securities received by the Funds), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. As of September 30, 2017, the value of the related collateral exceeded the value of the repurchase agreements.

(i) Equity-Linked Securities.   Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

294	September 30, 2017 |	Annual Report

(j) Warrants.   The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Payment In-Kind Securities.  The Funds may invest in, payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(n) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest

Annual Report	| September 30, 2017	295

Notes to Financial Statements (cont’d)

September 30, 2017

and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(p) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(q) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(r) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(s) Securities Traded on To-Be-Announced Basis.   The Funds may from time to time purchase securities on a to-be-announced (“TBA”)

basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(t) Contingent Value Rights.  A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(u) Restricted Securities.  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(v) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(w) Loan Interest Expense.  Loan interest expense relates to the amounts borrowed under the credit facility (See Note 12). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising

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nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline with nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or

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September 30, 2017

purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Investments in senior loans and repurchase agreements also involve special risks. Although typically secured, senior loans may not be backed by sufficient collateral to satisfy their issuers’ obligations in the event of bankruptcy or similar scenarios. Senior loans may also be illiquid. Similarly, repurchase agreements may result in losses if the collateral associated with such positions is insufficient in the event of a counterparty default or similar scenario. Repurchase agreement positions may also be illiquid.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Funds”) intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO Funds and PIMCO ETF Trust (together, “Underlying Funds”). AllianzGI Global Allocation and AllianzGI Global Fundamental Strategy may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Structured Return Fund’s, the U.S. Equity Hedged Fund’s, the Target Funds’, Global Allocation Fund’s and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund or Other Acquired Fund, as applicable may exceed 25% of its assets and the Global Dynamic Allocation Fund may invest significantly in Other Acquired Funds. To the extent that such Fund invests a significant portion of its assets in an Underlying Fund, or Other Acquired Fund it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect

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derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are risks associated with option transactions on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the

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September 30, 2017

agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

There were no swap agreements outstanding at September 30, 2017.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

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The effect of derivatives on the Statements of Assets and Liabilities at September 30, 2017:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$13,618	$12,036	$10,913	$36,567
Liability derivatives:
Payable for variation margin on futures contracts*	$(2,945)	$(62,415)	$(26,631)	$(91,991)

*	Included in net unrealized depreciation of $55,424 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$34,802	$11,931	$11,387	$58,120
Liability derivatives:
Payable for variation margin on futures contracts*	—	$(36,588)	$(30,455)	$(67,043)

*	Included in net unrealized depreciation of $8,923 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2030:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$46,597	$13,997	$60,594
Liability derivatives:
Payable for variation margin on futures contracts*	—	$(32,333)	$(32,333)

*	Included in net unrealized appreciation of $28,261 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$34,521	$11,387	$45,908
Liability derivatives:
Payable for variation margin on futures contracts*	$(10,827)	$(26,631)	$(37,458)

*	Included in net unrealized appreciation of $8,450 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$34,151	$11,387	$45,538
Liability derivatives:
Payable for variation margin on futures contracts*	$(17,143)	$(24,685)	$(41,828)

*	Included in net unrealized appreciation of $3,710 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

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AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$23,529	$6,168	$29,697
Liability derivatives:
Payable for variation margin on futures contracts*	$(13,534)	$(19,052)	$(32,586)

*	Included in net unrealized depreciation of $2,889 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$20,190	$6,168	$26,358
Liability derivatives:
Payable for variation margin on futures contracts*	$(15,338)	$(19,052)	$(34,390)

*	Included in net unrealized depreciation of $8,032 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$9,338	$3,084	$12,422
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,218)	$(9,526)	$(16,744)

*	Included in net unrealized depreciation of $4,322 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Retirement Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$227,303	$28,324	$36,647	$292,274
Liability derivatives:
Payable for variation margin on futures contracts*	$(51,742)	$(182,736)	—	$(234,478)

*	Included in net unrealized appreciation of $57,796 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$652,711	—	$35,725	$688,436
Liability derivatives:
Payable for variation margin on futures contracts*	$(45,718)	$(436,043)	$(274,965)	$(756,726)

*	Included in net unrealized depreciation of $68,290 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

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AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,536)

*	Included in net unrealized depreciation of $7,536 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$4,403

*	Included in net unrealized appreciation of $4,403 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$144

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$16,352
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(28,852)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$855,726	$56,342	$53,557	$965,625
Liability derivatives:
Payable for variation margin on futures contracts*	$(172,332)	$(245,791)	$(359,562)	$(777,685)

*	Included in net unrealized appreciation of $187,940 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$180,693	—	—	$180,693
Receivable for variation margin on futures contracts*	—	$10,814	—	10,814
Unrealized appreciation of forward foreign currency contracts	—	—	$49,505	49,505
Total asset derivatives	$180,693	$10,814	$49,505	$241,012
Liability derivatives:
Payable for variation margin on futures contracts*	$(64,096)	—	—	$(64,096)
Options written, at value	(11,650)	—	—	(11,650)
Unrealized depreciation of forward foreign currency contracts	—	—	(1,290)	(1,290)
Total liability derivatives	$(75,746)	$—	$(1,290)	$(77,036)

*	Included in net unrealized depreciation of $53,282 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

AllianzGI Global High Yield:
Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	—	$105	$105
Liability derivatives:
Payable for variation margin on futures contracts*	$(656)	—	$(656)
Unrealized depreciation of forward foreign currency contracts	—	$(85,188)	(85,188)
Total liability derivatives	$(656)	$(85,188)	$(85,844)

*	Included in net unrealized depreciation of $656 on futures contracts as reported in the Fund’s Notes to Schedule of Investments.

Annual Report	| September 30, 2017	303

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$26
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(95)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$435
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(2,801)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$2
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(60)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$258,147
Liability derivatives:
Options written, at value	$(19,772,908)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$29,945
Liability derivatives:
Options written, at value	$(8,430)

The effect of derivatives on the Statements of Operations for the period or year ended September 30, 2017:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$99,074	$(134,517)	$(22,317)	$(57,760)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$15,485	$(45,920)	$(15,718)	$(46,153)

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$355,612	$(121,982)	$(28,206)	$205,424
Net change in unrealized appreciation/depreciation of:
Futures contracts	$39,648	$(21,341)	$(19,068)	$(761)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$350,630	$(79,672)	$(52,931)	$218,027
Net change in unrealized appreciation/depreciation of:
Futures contracts	$54,515	$3,187	$(18,336)	$39,366

304	September 30, 2017 |	Annual Report

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$250,150	$16,156	$(48,089)	$218,217
Net change in unrealized appreciation/depreciation of:
Futures contracts	$30,534	$1,693	$(15,244)	$16,983

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$206,134	$10,290	$(593)	$(59,400)	$156,431
Net change in unrealized appreciation/depreciation of:
Futures contracts	$25,244	$2,208	—	$(13,298)	$14,154

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$95,819	$4,627	$(21,449)	$78,997
Net change in unrealized appreciation/depreciation of:
Futures contracts	$17,895	$1,125	$(12,884)	$6,136

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$99,210	$4,802	$(21,427)	$82,585
Net change in unrealized appreciation/depreciation of:
Futures contracts	$12,727	$1,126	$(12,884)	$969

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$45,799	$2,889	$(7,970)	$40,718
Net change in unrealized appreciation/depreciation of:
Futures contracts	$4,380	$520	$(6,442)	$(1,542)

AllianzGI Retirement Income:
Location	Market Price	Interest Rate Contracts	Commodity Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$32,564	$(410,236)	$(21,466)	$8,554	$(390,584)
Foreign currency transaction (forward currency contracts)	—	—	—	2,593	2,593
Total net realized gain(loss)	$32,564	$(410,236)	$(21,466)	$11,147	$(387,991)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$175,560	$(138,307)	—	$36,647	$73,900

Annual Report	| September 30, 2017	305

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$4,579,571	$(3,047,878)	$1,517,460	$3,049,153
Net change in unrealized appreciation/depreciation of:
Futures contracts	$533,359	$(204,748)	$(623,698)	$(295,087)

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$35,960	—	$35,960
Foreign currency transaction (forward currency contracts)	—	$6,222	6,222
Total net realized gain	$35,960	$6,222	$42,182
Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,554	—	$3,554
Foreign currency transaction (forward currency contracts)	—	$86	86
Total net change in unrealized appreciation/depreciation	$3,554	$86	$3,640

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$713,203	—	$713,203
Foreign currency transaction (forward currency contracts)	—	$(2,605)	(2,605)
Total net realized gain(loss)	$713,203	$(2,605)	$710,598
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(137,283)	—	$(137,283)
Foreign currency transaction (forward currency contracts)	—	$(3,942)	(3,942)
Total net change in unrealized appreciation/depreciation	$(137,283)	$(3,942)	$(141,225)

AllianzGI Best Styles International Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$92,085	—	$92,085
Foreign currency transaction (forward currency contracts)	—	$(5,010)	(5,010)
Total net realized gain(loss)	$92,085	$(5,010)	$87,075
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(147)	—	$(147)

306	September 30, 2017 |	Annual Report

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$680,914	—	$680,914
Foreign currency transaction (forward currency contracts)	—	$17,134	17,134
Total net realized gain	$680,914	$17,134	$698,048
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(84,397)	—	$(84,397)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$12,816
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(287)

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$77,813	—	—	$77,813
Swaps	—	$(24,151)	—	(24,151)
Options written	—	—	$11,711	11,711
Foreign currency transaction (forward currency contracts)	—	—	49,110	49,110
Total net realized gain(loss)	$77,813	$(24,151)	$60,821	$114,483
Net change in unrealized appreciation/depreciation of:
Swaps	—	$(54,273)	—	$(54,273)
Foreign currency transaction (forward currency contracts)	—	—	$3,741	3,741
Total net change in unrealized appreciation/depreciation	$—	$(54,273)	$3,741	$(50,532)

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(12,240)

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(76)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$6,310,037	$359,985	$(109,163)	$6,560,859
Foreign currency transaction (forward currency contracts)	—	—	29,752	29,752
Total net realized gain(loss)	$6,310,037	$359,985	$(79,411)	$6,590,611
Net change in unrealized appreciation/depreciation of:
Futures contracts	$611,683	$(170,608)	$(339,891)	$101,184

Annual Report	| September 30, 2017	307

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$(32,107)	$(10,164)	—	$(42,271)
Futures contracts	(139,952)	(14,363)	—	(154,315)
Options written	40,740	—	—	40,740
Foreign currency transaction (forward currency contracts)	—	—	$(73,812)	(73,812)
Total net realized loss	$(131,319)	$(24,527)	$(73,812)	$(229,658)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	36,884	—	9,975	46,859
Futures contracts	(44,744)	17,491	—	(27,253)
Options written	(10,720)	—	—	(10,720)
Foreign currency transaction (forward currency contracts)	—	—	29,315	29,315
Total net change in unrealized appreciation/depreciation	$(18,580)	$17,491	$39,290	$38,201

AllianzGI Global High Yield:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(17,468)	$(1,630)	—	$(19,098)
Foreign currency transaction (forward currency contracts)	—	—	$(243,119)	(243,119)
Total net realized loss	$(17,468)	$(1,630)	$(243,119)	$(262,217)
Net change in unrealized appreciation/depreciation of:
Futures contracts	—	$(656)	—	$(656)
Foreign currency transaction (forward currency contracts)	—	—	$(85,083)	(85,083)
Total net change in unrealized appreciation/depreciation	—	$(656)	$(85,083)	$(85,739)

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$366

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$162,654

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$15,513
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(69)

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(212,115)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(2,366)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(11,649)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(85)

308	September 30, 2017 |	Annual Report

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(2,573)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(1,122)

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(9,195,406)
Options written	(20,108,838)
Total net realized loss	$(29,304,244)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(139,293)
Options written	(2,746,640)
Total net change in unrealized appreciation/depreciation	$(2,885,933)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain(loss) on:
Investments (options purchased)	$(570,072)
Options written	269,986
Total net realized loss	$(300,086)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$172,985
Options written	(44,512)
Total net change in unrealized appreciation/depreciation	$128,473

The average volume (based on the open positions at each month-end) of derivative activity for the period or year ended September 30, 2017:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)				Futures Contracts(1)			Credit Default Swap Agreements
			Purchased		Sold		Long	Short		Buy	Sell
AllianzGI Retirement 2020	—	—	—		—		45	32		—	—
AllianzGI Retirement 2025	—	—	—		—		55	36		—	—
AllianzGI Retirement 2030	—	—	—		—		60	38		—	—
AllianzGI Retirement 2035	—	—	—		—		56	35		—	—
AllianzGI Retirement 2040	—	—	—		—		53	33		—	—
AllianzGI Retirement 2045	—	—	—		—		35	21		—	—
AllianzGI Retirement 2050	—	—	—		—		35	21		—	—
AllianzGI Retirement 2055	—	—	—		—		16	8		—	—
AllianzGI Retirement Income	—	—	$3,909		—	†	137	129		—	—
AllianzGI Global Allocation	—	—	—		—		890	223		—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	3,331		$13,827		32	—	†	—	—
AllianzGI Best Styles Global Equity	—	—	363,194		193,024		273	—		—	—
AllianzGI Best Styles International Equity	—	—	48,886		4,884		8	—		—	—
AllianzGI Best Styles U.S. Equity	—	—	—	†	—	†	33	—		—	—
AllianzGI Emerging Markets Consumer	—	—	122,877		74,145		—	—		—	—
AllianzGI Emerging Markets Debt	—	1,615	602,299		680,074		2	1		$1,009,534	$984,615
AllianzGI Emerging Markets Small-Cap	—	—	—	†	—	†	—	—		—	—
AllianzGI Europe Equity Dividend	—	—	—	†	—	†	—	—		—	—
AllianzGI Global Dynamic Allocation	—	—	391,915		150,351		822	198		—	—
AllianzGI Global Fundamental Strategy	255	211	258,976		2,439,576		29	29		—	—
AllianzGI Global High Yield	—	—	—	†	2,225,986		2	2		—	—
AllianzGI Global Sustainability	—	—	—	†	—	†	—	—		—	—
AllianzGI Global Water	—	—	—	†	—	†	—	—		—	—
AllianzGI International Growth	—	—	4,516		3,443		—	—		—	—
AllianzGI International Small-Cap	—	—	215,323		338,901		—	—		—	—

Annual Report	| September 30, 2017	309

Notes to Financial Statements (cont’d)

September 30, 2017

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Credit Default Swap Agreements
			Purchased	Sold	Long	Short	Buy	Sell
AllianzGI NFJ Emerging Markets Value	—	—	$84,372	$18,985	—	—	—	—
AllianzGI NFJ International Small-Cap Value	—	—	16,465	33,626	—	—	—	—
AllianzGI Structured Return	7,215	3,888	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	75	51	—	—	—	—	—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at September 30, 2017 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2017:

AllianzGI Emerging Markets Consumer:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$144	—	—	$144

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$16,352	$(16,352)	—	—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$49,505	$(1,290)	—	$48,215

AllianzGI Global High Yield Fund:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$44	$(44)	—	—
JPMorgan Chase	61	(61)	—	—
Totals	$105	$(105)	—	—

310	September 30, 2017 |	Annual Report

AllianzGI International Growth:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$26	$(6)	—	$20

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$435	$(435)	—	—

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2	$(2)	—	—

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at September 30, 2017:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
JPMorgan Chase	$2,103	—	—	$2,103
State Street Bank	26,749	$(16,352)	—	10,397
Totals	$28,852	$(16,352)	—	$12,500

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$1,290	$(1,290)	—	—

AllianzGI Global High Yield Fund:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Goldman Sachs	$37,909	$(44)	—	$37,865
JPMorgan Chase	47,279	(61)	—	47,218
Totals	$85,188	$(105)	—	$85,083

Annual Report	| September 30, 2017	311

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI International Growth:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$6	$(6)	—	—
State Street Bank	89	—	—	$89
Totals	$95	$(6)	—	$89

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$2,801	$(435)	—	$2,366

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$60	$(2)	—	$58

5.	INVESTMENT MANAGER/SUB-ADVISER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, the “Agreement”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

“Due to Investment Manager” on the Statements of Assets and Liabilities represents the remaining amounts payable for AllianzGI Global High Yield’s offering costs that were paid by the Investment Manager.

During a portion of the period, the Investment Manager retained the Sub-Adviser to manage the investments of AllianzGI NFJ Emerging Markets Value and AllianzGI NFJ International Small-Cap Value. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the investment decisions for these Funds. As described in Note 13, the Sub-Adviser merged with and into AllianzGI U.S. on July 1, 2017. The Investment Manager, not the Funds, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for their services.

Administration Fee.  The Investment Manager provides administrative services to the Target Funds and also bears the cost of most third-party administrative services required by the Target Funds, and in return it receives from each share class of each Target Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

312	September 30, 2017 |	Annual Report

The Investment Management Fee and Administration Fee for all outstanding share classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee		Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.18	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90		0.90	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70	*	0.67	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75	*	0.68	N/A	N/A	N/A
AllianzGI Global High Yield	0.60		0.60	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	*	0.74	N/A	N/A	N/A
AllianzGI Global Water	0.95	*	0.83	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.70	†	0.75	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	*	0.93	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	*	0.71	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85		0.85	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50	*	1.44	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
†	AllianzGI International Growth’s management fee was reduced from 0.80% to 0.70% on April 1, 2017.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, prior to the NFJ Merger, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Annual Report	| September 30, 2017	313

Notes to Financial Statements (cont’d)

September 30, 2017

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the year ended

September 30, 2017, the Distributor received $267,712, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6.	EXPENSE LIMITATION/MANAGEMENT FEE WAIVER AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6		Administrative Class
AllianzGI Retirement 2020(3)	N/A		0.95%	1.70%	1.30%	0.65%	N/A	0.55	%*	0.90%
AllianzGI Retirement 2025(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2030(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Retirement 2035(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2040(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2045(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2050(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement 2055(3)	N/A		0.95	N/A	1.30	0.65	N/A	0.55		0.90
AllianzGI Retirement Income(3)	N/A		0.95	1.70	1.30	0.65	N/A	0.55	*	0.90
AllianzGI Global Allocation(4)	0.55	%(1)	0.60	1.37	0.80	0.40	0.40%	0.30		0.55
AllianzGI Best Styles Emerging Markets Equity(5)	N/A		0.85	1.60	N/A	0.70	0.60	0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A		0.70	1.40	N/A	0.50	0.40	0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A		0.70	1.45	N/A	0.55	0.45	0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A		0.65	1.40	N/A	0.50	0.50	0.40		N/A
AllianzGI Convertible	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI Emerging Markets Consumer(6)	N/A		1.55	N/A	N/A	N/A	1.20	N/A		N/A
AllianzGI Emerging Markets Debt(5)	N/A		1.20	1.95	N/A	1.05	0.95	N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A		1.85	N/A	N/A	N/A	1.50	N/A		N/A
AllianzGI Europe Equity Dividend(5)	N/A		1.20	1.95	N/A	1.05	0.95	N/A		N/A
AllianzGI Global Dynamic Allocation(4)	0.55	(1)	0.97	1.74	1.34	0.80	0.70	0.70		0.97
AllianzGI Global Fundamental Strategy(6)	0.14	(2)	1.11	1.86	N/A	0.96	0.86	N/A		N/A
AllianzGI Global High Yield(7)	N/A		N/A	N/A	N/A	0.80	0.70	N/A		N/A
AllianzGI Global Sustainability(5)	0.11	(2)	1.09	N/A	N/A	0.94	0.84	N/A		N/A
AllianzGI Global Water	0.22	(2)	N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI High Yield Bond	N/A		N/A	N/A	N/A	N/A	N/A	N/A		N/A
AllianzGI International Growth(5)	N/A		1.05	N/A	N/A	N/A	0.80	N/A		N/A
AllianzGI International Small-Cap(5)	0.11	(2)	1.25	2.08	1.59	1.10	1.07	1.00		N/A
AllianzGI Micro Cap(5)	N/A		1.62	N/A	N/A	1.54	1.54	N/A		N/A

314	September 30, 2017 |	Annual Report

			Expense Limitation
	Management Fee Waiver		Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI NFJ Emerging Markets Value(5)	0.20	%(2)	1.14%	1.89%	N/A	0.98%	0.89%	N/A	N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A		1.30	2.05	N/A	1.05	1.01	0.95%	N/A
AllianzGI Short Duration High Income(5)	N/A		N/A	N/A	N/A	N/A	N/A	0.57	N/A
AllianzGI Structured Return(6)	N/A		0.98	1.78	N/A	0.77	0.69	0.67	N/A
AllianzGI U.S. Equity Hedged(6)	N/A		1.25	2.00	N/A	1.10	1.00	N/A	N/A
AllianzGI Ultra Micro Cap	0.25	(2)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 31, 2018. AllianzGI Global Dynamic Allocation no longer invests significantly in Underlying Funds or Other Acquired Funds for which the Investment Manager or an affiliated person serves as investment adviser but may invest in unaffiliated Other Acquired Funds.
(2)	Effective April 1, 2017 (July 1, 2017 for AllianzGI Ultra Micro Cap), the Investment Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate by the rate disclosed in the table above through March 31, 2018 (June 30, 2018 for AllianzGI Ultra Micro Cap). Amounts waived pursuant to each of the temporary investment management fee waivers are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
(3)	The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	Effective February 1, 2017, the Investment Manager has contractually agreed, until January 31, 2018, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective February 1, 2017 (April 1, 2017 for AllianzGI Global Sustainability, AllianzGI International Growth, AllianzGI International Small-Cap and AllianzGI NFJ Emerging Markets Value), the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 (March 31, 2018 for AllianzGI Global Sustainability, AllianzGI International Growth, AllianzGI International Small-Cap and NFJ Emerging Markets Value) to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses (after giving effect to the management fee waiver referred to in footnote (2) above), and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	Effective February 1, 2017 (April 1, 2017 for AllianzGI Global Fundamental Strategy), the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 (March 31, 2018 for AllianzGI Global Fundamental Strategy) to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses (after giving effect to the management fee waiver referred to in footnote (2) above), exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	Effective May 3, 2017, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through June 30, 2018 to the extent that Total Annual Fund Operating Expenses, including organizational expenses but excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

Annual Report	| September 30, 2017	315

Notes to Financial Statements (cont’d)

September 30, 2017

The following Funds revised their expense limitation rates during the year ended September 30, 2017. The expense limitation rates in effect during the year (except as noted in the tables below) and at September 30, 2017 for all the Funds are disclosed in the table above.

	Expense Limitation (10/1/16 - 1/31/17)						Expense Limitation (2/1/17 - 3/31/17)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Class A	Class C	Class R	Class P	Institutional Class	Class R6
AllianzGI International Small-Cap	1.45%	2.19%	1.70%	1.28%	1.21%	1.11%	1.36%	2.19%	1.70%	1.21%	1.18%	1.11%

	Expense Limitation (10/1/16 - 12/4/16)					Expense Limitation (12/5/16 - 1/31/17)
	Class A	Class C	Class P	Institutional Class	Class R6	Class A	Class C	Class P	Institutional Class	Class R6
AllianzGI Structured Return	1.15%	1.90%	1.00%	0.90%	N/A	1.05%	1.80%	0.90%	0.80%	0.70%

	Expense Limitation (10/1/16 - 1/31/17)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Allocation	0.64%	1.38%	0.81%	0.41%	0.40%	0.30%	0.65%
AllianzGI Best Styles Emerging Markets Equity	0.95	1.70	N/A	0.80	0.70	0.60	N/A
AllianzGI Best Styles Global Equity	0.75	1.50	N/A	0.60	0.50	0.40	N/A
AllianzGI Best Styles International Equity	0.80	1.55	N/A	0.65	0.55	0.45	N/A
AllianzGI Best Styles U.S. Equity	0.75	1.50	N/A	0.60	0.50	0.40	N/A
AllianzGI Global Dynamic Allocation	1.10	1.83	1.35	0.95	0.85	0.70	1.10
AllianzGI NFJ International Small-Cap Value	1.30	2.05	N/A	1.15	1.05	0.95	N/A

	Expense Limitation (10/1/16 - 3/31/17)
	Class A	Class C	Class P	Institutional Class
AllianzGI Global Fundamental Strategy	1.25%	2.00%	1.10%	1.00%
AllianzGI Global Sustainability	1.20	N/A	1.05	0.95
AllianzGI International Growth	1.20	N/A	N/A	0.95
AllianzGI NFJ Emerging Markets Value	1.34	2.09	1.18	1.09

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the period or year ended September 30, 2017, the Investment Manager recouped a total of $54,960 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of September 30, 2017.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2015	9/30/2016	9/30/2017	Totals
AllianzGI Retirement 2020	$54,591	$32,277	$88,906	$175,774
AllianzGI Retirement 2025	64,766	30,952	116,776	212,494
AllianzGI Retirement 2030	76,424	36,276	123,768	236,468
AllianzGI Retirement 2035	66,388	14,422	63,406	144,216
AllianzGI Retirement 2040	60,282	8,160	25,645	94,087
AllianzGI Retirement 2045	38,645	6,546	7,838	53,029
AllianzGI Retirement 2050	34,200	3,046	3,702	40,948
AllianzGI Retirement 2055	11,552	1,064	1,712	14,328
AllianzGI Retirement Income	25,007	35,990	92,776	153,773
AllianzGI Global Allocation	326,730	—	14,256	340,986
AllianzGI Best Styles Emerging Markets Equity	236,953	318,110	314,955	870,018
AllianzGI Best Styles Global Equity	265,504	416,897	222,208	904,609

316	September 30, 2017 |	Annual Report

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	9/30/2015	9/30/2016	9/30/2017	Totals
AllianzGI Best Styles International Equity	$342,608	$394,405	$348,158	$1,085,171
AllianzGI Best Styles U.S. Equity	184,303	195,811	174,158	554,272
AllianzGI Emerging Markets Consumer	244,097	257,727	185,526	687,350
AllianzGI Emerging Markets Debt	305,163	162,697	162,523	630,383
AllianzGI Emerging Markets Small-Cap	293,821	305,798	251,209	850,828
AllianzGI Europe Equity Dividend	230,355	321,812	307,860	860,027
AllianzGI Global Dynamic Allocation	204,882	199,996	650,337	1,055,215
AllianzGI Global Fundamental Strategy	153,697	173,706	180,413	507,816
AllianzGI Global High Yield	—	—	236,455	236,455
AllianzGI Global Sustainability	202,111	190,206	175,647	567,964
AllianzGI International Growth	161,358	187,039	172,093	520,490
AllianzGI International Small-Cap	141,751	258,005	279,258	679,014
AllianzGI Micro Cap	115,570	153,921	137,352	406,843
AllianzGI NFJ Emerging Markets Value	303,098	465,793	548,032	1,316,923
AllianzGI NFJ International Small-Cap Value	214,424	349,447	287,899	851,770
AllianzGI Short Duration High Income	10,170	—	—	10,170
AllianzGI Structured Return	88,615	16,609	409,881	515,105
AllianzGI U.S. Equity Hedged	129,361	188,026	193,599	510,986

7.	RELATED PARTY TRANSACTIONS

The Investment Manager and the Distributor are related parties. Fees payable to and amounts due from these parties are disclosed in Note 5 and Note 6 and the accrued related party fee and receivable amounts are disclosed on the Statements of Assets and Liabilities.

(a) Payments from Affiliates

During the year ended September 30, 2017, AllianzGI U.S. reimbursed AllianzGI International Small-Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI Structured Return and AllianzGI Ultra Micro Cap $1,442, $52,591, $5,650, and $2,886, respectively, for realized losses resulting from trading errors.

During the year ended September 30, 2016, AllianzGI U.S. reimbursed AllianzGI Best Styles Emerging Markets Equity, AllianzGI U.S. Equity Hedged and AllianzGI NFJ Emerging Markets Value $1,397, $254 and $203, respectively, and NFJ reimbursed AllianzGI NFJ Emerging Markets Value $41 for realized losses resulting from trading errors.

(b) In-Kind Fund Share Transactions

During the year ended September 30, 2017, AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity and AllianzGI

Convertible transferred securities and cash to affiliated entities in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains and losses as shown in the table below were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemption in-kind are netted and recorded as net realized gain on investments on the Statements of Operations. The number of shares redeemed in-kind and redemption value as shown in the table below are included in the “Cost of shares redeemed” in Note 9.

During the year ended September 30, 2017, AllianzGI Global Dynamic Allocation accepted securities from affiliated entities in connection with subscription in-kind transactions. For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. The Fund sold 1,985,501 shares of Class R6 in-kind with a subscription value of $36,374,375. The number of shares sold and subscription value are included in “Shares sold” in Note 9.

	Shares Redeemed In-Kind	Redemption Value	Realized Gains	Realized Losses
AllianzGI Best Styles Global Equity (Class R6)	1,002,664	$15,791,959	$1,133,858	$438,244
AllianzGI Best Styles U.S. Equity (Class R6)	2,918,758	45,202,958	3,159,994	1,690,309
AllianzGI Convertible (Institutional Class)	16,579,709	552,103,654	64,931,264	6,282,257

Annual Report	| September 30, 2017	317

Notes to Financial Statements (cont’d)

September 30, 2017

(c) Affiliated Transactions

The following tables show the transactions in and earnings from affiliates for the year ended September 30, 2017:

AllianzGI Retirement 2020:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,357,222	$5,449,455	$3,106,625	$(306,796)	$8,339,779	$345,015	561,601	$(53,477)	$92,145
AllianzGI Best Styles Emerging Markets Equity	741,345	—	746,479	(69,309)	—	—	—	74,443	—
AllianzGI Best Styles Global Managed Volatility	1,546,091	—	1,525,555	(34,227)	—	—	—	13,691	—
AllianzGI Best Styles International Equity	3,108,265	—	3,106,078	(5,302)	—	—	—	3,115	—
AllianzGI Best Styles U.S. Equity	5,180,561	7,181,815	9,479,292	132,435	3,541,309	88,631	190,803	525,790	—
AllianzGI Emerging Markets Consumer	849,418	—	855,627	19,595	—	—	—	(13,386)	—
AllianzGI Emerging Markets Debt	—	1,077,187	389,466	2,448	687,359	45,953	46,380	(2,810)	—
AllianzGI Emerging Markets Small-Cap	—	273,738	—	46,742	320,480	7,793	17,765	—	—
AllianzGI Focused Growth	541,194	—	540,371	3,301	—	—	—	(4,124)	—
AllianzGI Global Dynamic Allocation	—	46,454,533	16,093,094	3,695,843	34,086,296	146,371	1,657,894	29,014	—
AllianzGI Global Natural Resources	815,462	—	824,440	(91,533)	—	—	—	100,511	—
AllianzGI High Yield Bond	1,862,834	—	1,869,163	(74,303)	—	—	—	80,632	—
AllianzGI International Small-Cap	534,813	—	536,005	(18,183)	—	—	—	19,375	—
AllianzGI Mid-Cap	536,861	—	532,865	(59,784)	—	—	—	55,788	—
AllianzGI Short Duration High Income	4,777,977	65,667	4,305,942	(3,881)	543,501	48,635	35,898	9,680	—
AllianzGI Structured Return	1,331,901	—	1,333,571	(61,050)	—	—	—	62,720	—
PIMCO Broad U.S. TIPS Index	7,660,485	—	7,648,521	(387,786)	—	—	—	375,822	—
PIMCO Capital Securities and Financials	1,059,393	—	1,063,652	(4,235)	—	—	—	8,494	—
PIMCO Income	5,088,034	—	5,092,253	(88,988)	—	2,422	—	93,207	—
PIMCO Mortgage Opportunities	2,674,143	—	2,671,749	(38,775)	—	711	—	36,381	—
PIMCO Senior Floating Rate	1,758,374	—	1,758,374	(7,086)	—	605	—	7,086	—
Totals	$46,424,373	$60,502,395	$63,479,122	$2,649,126	$47,518,724	$686,136	2,510,341	$1,421,952	$92,145

318	September 30, 2017 |	Annual Report

AllianzGI Retirement 2025:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,034,341	$7,007,070	$5,842,564	$(251,578)	$7,019,821	$213,953	472,715	$72,552	$55,633
AllianzGI Best Styles Emerging Markets Equity	822,685	—	828,382	(78,272)	—	—	—	83,969	—
AllianzGI Best Styles Global Equity	—	4,136,262	4,248,709	—	—	364	—	112,447	126
AllianzGI Best Styles Global Managed Volatility	1,633,117	—	1,611,425	(36,154)	—	—	—	14,462	—
AllianzGI Best Styles International Equity	4,054,948	—	4,052,095	(36,082)	—	—	—	33,229	—
AllianzGI Best Styles U.S. Equity	6,728,823	8,286,369	9,544,145	156,534	6,231,430	81,473	335,745	603,849	—
AllianzGI Emerging Markets Consumer	1,123,306	—	1,131,517	24,622	—	—	—	(16,411)	—
AllianzGI Emerging Markets Debt	—	646,788	—	1,930	648,718	23,500	43,773	—	—
AllianzGI Emerging Markets Small-Cap	—	293,711	—	50,388	344,099	8,367	19,074	—	—
AllianzGI Focused Growth	953,665	—	952,215	(67,549)	—	—	—	66,099	—
AllianzGI Global Dynamic Allocation	—	51,383,988	8,401,184	5,179,878	48,368,729	196,268	2,352,565	206,047	—
AllianzGI Global Natural Resources	1,143,436	—	1,156,024	(99,476)	—	—	—	112,064	—
AllianzGI High Yield Bond	1,929,487	—	1,936,043	(149,749)	—	—	—	156,305	—
AllianzGI International Small-Cap	831,177	—	833,029	(9,946)	—	—	—	11,798	—
AllianzGI Mid-Cap	834,504	—	828,292	(65,822)	—	—	—	59,610	—
AllianzGI NFJ Mid-Cap Value	277,719	—	276,896	(21,490)	—	—	—	20,667	—
AllianzGI Short Duration High Income	4,948,403	4,619	4,962,729	(38,894)	381	4,619	25	48,982	—
AllianzGI Structured Return	1,379,741	—	1,381,470	(63,127)	—	—	—	64,856	—
PIMCO Broad U.S. TIPS Index	5,509,531	—	5,500,926	(292,713)	—	—	—	284,108	—
PIMCO Capital Securities and Financials	1,097,015	—	1,101,425	(4,789)	—	—	—	9,199	—
PIMCO Income	4,994,425	—	4,998,566	(34,395)	—	2,378	—	38,536	—
PIMCO Mortgage Opportunities	2,220,748	—	2,218,760	(34,197)	—	591	—	32,209	—
PIMCO Senior Floating Rate	1,821,544	—	1,821,544	(7,338)	—	626	—	7,338	—
Totals	$48,338,615	$71,758,807	$63,627,940	$4,121,781	$62,613,178	$532,139	3,223,897	$2,021,915	$55,759

Annual Report	| September 30, 2017	319

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Retirement 2030:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$5,866,443	$691,043	$5,840,303	$(159,377)	$690,578	$4,306	46,504	$132,772	—
AllianzGI Best Styles Emerging Markets Equity	679,035	—	683,737	(79,341)	—	—	—	84,043	—
AllianzGI Best Styles Global Equity	—	16,427,522	10,958,199	726,934	6,572,616	90,950	349,793	376,359	$31,351
AllianzGI Best Styles Global Managed Volatility	1,860,396	—	1,835,685	(41,185)	—	—	—	16,474	—
AllianzGI Best Styles International Equity	5,696,209	—	5,692,200	22,169	—	—	—	(26,178)	—
AllianzGI Best Styles U.S. Equity	9,899,679	7,676,175	9,494,557	1,026,630	9,461,330	132,796	509,770	353,403	—
AllianzGI Emerging Markets Consumer	1,265,648	—	1,274,900	39,341	—	—	—	(30,089)	—
AllianzGI Emerging Markets Small-Cap	690,783	43,549	74,970	127,281	780,480	18,978	43,264	(6,163)	—
AllianzGI Focused Growth	1,033,725	—	1,032,152	(54,353)	—	—	—	52,780	—
AllianzGI Global Dynamic Allocation	—	50,822,811	3,989,521	5,591,230	52,549,025	210,757	2,555,886	124,505	—
AllianzGI Global Natural Resources	1,251,989	—	1,265,772	(108,328)	—	—	—	122,111	—
AllianzGI High Yield Bond	2,481,757	—	2,490,189	(144,618)	—	—	—	153,050	—
AllianzGI International Small-Cap	1,246,185	—	1,248,961	(39,595)	—	—	—	42,371	—
AllianzGI Mid-Cap	939,866	—	932,869	(68,216)	—	—	—	61,219	—
AllianzGI NFJ Mid-Cap Value	624,621	—	622,770	(203,921)	—	—	—	202,070	—
AllianzGI Short Duration High Income	5,260,119	—	5,273,916	(56,417)	—	—	—	70,214	—
AllianzGI Structured Return	1,552,396	—	1,554,341	(70,120)	—	—	—	72,065	—
AllianzGI U.S. Small-Cap Growth	726,442	—	724,876	(52,156)	—	—	—	50,590	—
PIMCO Broad U.S. TIPS Index	4,960,887	—	4,953,139	(266,602)	—	—	—	258,854	—
PIMCO Capital Securities and Financials	926,172	—	929,896	(2,249)	—	—	—	5,973	—
PIMCO Income	4,369,487	—	4,373,110	(102,374)	—	2,080	—	105,997	—
PIMCO Mortgage Opportunities	1,252,584	—	1,251,463	(18,988)	—	333	—	17,867	—
PIMCO Senior Floating Rate	2,049,660	—	2,049,660	(8,260)	—	705	—	8,260	—
Totals	$54,634,083	$75,661,100	$68,547,186	$6,057,485	$70,054,029	$460,905	3,505,217	$2,248,547	$31,351

320	September 30, 2017 |	Annual Report

AllianzGI Retirement 2035:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$3,781,376	$550,676	$3,764,528	$(96,367)	$550,305	$3,432	37,058	$79,148	—
AllianzGI Best Styles Emerging Markets Equity	705,476	—	710,362	(68,479)	—	—	—	73,365	—
AllianzGI Best Styles Global Equity	—	23,257,331	8,077,380	2,721,343	18,125,278	269,854	964,624	223,984	$95,812
AllianzGI Best Styles Global Managed Volatility	1,498,644	—	1,478,738	(33,177)	—	—	—	13,271	—
AllianzGI Best Styles International Equity	6,410,706	—	6,406,194	59,838	—	—	—	(64,350)	—
AllianzGI Best Styles U.S. Equity	9,760,604	6,390,757	8,205,891	1,187,446	9,332,798	128,029	502,845	199,882	—
AllianzGI Emerging Markets Consumer	1,060,875	—	1,068,630	32,600	—	—	—	(24,845)	—
AllianzGI Emerging Markets Small-Cap	881,957	38,114	381,322	125,221	641,417	15,596	35,555	(22,553)	—
AllianzGI Focused Growth	1,608,627	—	1,606,180	(92,581)	—	—	—	90,134	—
AllianzGI Global Dynamic Allocation	—	26,789,827	2,279,674	2,900,518	27,457,885	112,470	1,335,500	47,214	—
AllianzGI Global Natural Resources	1,276,235	—	1,290,285	(66,037)	—	—	—	80,087	—
AllianzGI High Yield Bond	2,025,682	—	2,032,564	(125,797)	—	—	—	132,679	—
AllianzGI International Small-Cap	1,271,382	—	1,274,214	(40,126)	—	—	—	42,958	—
AllianzGI Mid-Cap	765,915	—	760,214	(52,316)	—	—	—	46,615	—
AllianzGI NFJ Mid-Cap Value	509,781	—	508,271	(171,836)	—	—	—	170,326	—
AllianzGI Short Duration High Income	2,020,714	—	2,026,014	(16,388)	—	—	—	21,688	—
AllianzGI Structured Return	861,689	—	862,769	(44,272)	—	—	—	45,352	—
AllianzGI U.S. Small-Cap Growth	1,085,242	—	1,082,903	876	—	—	—	(3,215)	—
PIMCO Broad U.S. TIPS Index	3,796,650	—	3,790,720	(203,967)	—	—	—	198,037	—
PIMCO Capital Securities and Financials	504,071	—	506,098	(2,786)	—	—	—	4,813	—
PIMCO Income	2,292,740	—	2,294,641	(65,749)	—	1,091	—	67,650	—
PIMCO Mortgage Opportunities	1,022,424	—	1,021,508	(15,510)	—	272	—	14,594	—
PIMCO Senior Floating Rate	1,673,034	—	1,673,034	(6,743)	—	575	—	6,743	—
Totals	$44,813,824	$57,026,705	$53,102,134	$5,925,711	$56,107,683	$531,319	2,875,582	$1,443,577	$95,812

Annual Report	| September 30, 2017	321

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Retirement 2040:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$2,972,295	—	$2,959,051	$(66,456)	—	—	—	$53,212	—
AllianzGI Best Styles Emerging Markets Equity	1,019,548	—	1,026,609	(110,557)	—	—	—	117,618	—
AllianzGI Best Styles Global Equity	—	$25,905,272	4,800,627	3,820,567	$25,070,493	$350,422	1,334,247	145,281	$120,791
AllianzGI Best Styles Global Managed Volatility	1,249,144	—	1,232,552	(27,653)	—	—	—	11,061	—
AllianzGI Best Styles International Equity	7,184,127	—	7,179,071	69,532	—	—	—	(74,588)	—
AllianzGI Best Styles U.S. Equity	9,907,161	4,306,935	5,976,505	1,340,484	9,687,342	121,630	521,947	109,267	—
AllianzGI Emerging Markets Consumer	893,559	—	900,091	19,669	—	—	—	(13,137)	—
AllianzGI Emerging Markets Small-Cap	931,785	35,163	511,169	114,089	544,837	13,248	30,202	(25,031)	—
AllianzGI Focused Growth	1,867,192	—	1,864,351	(104,555)	—	—	—	101,714	—
AllianzGI Global Dynamic Allocation	—	15,975,753	680,518	1,694,376	16,998,199	60,666	826,761	8,588	—
AllianzGI Global Natural Resources	1,075,147	—	1,086,983	(91,045)	—	—	—	102,881	—
AllianzGI High Yield Bond	1,919,505	—	1,926,027	(113,775)	—	—	—	120,297	—
AllianzGI International Small-Cap	1,071,184	—	1,073,570	(34,596)	—	—	—	36,982	—
AllianzGI Mid-Cap	1,290,334	—	1,280,728	(62,839)	—	—	—	53,233	—
AllianzGI NFJ Mid-Cap Value	858,827	—	856,284	(245,889)	—	—	—	243,346	—
AllianzGI U.S. Small-Cap Growth	1,212,547	—	1,209,934	108,845	—	—	—	(111,458)	—
PIMCO Broad U.S. TIPS Index	2,345,092	—	2,341,430	(132,948)	—	—	—	129,286	—
PIMCO Mortgage Opportunities	308,165	—	307,889	(4,945)	—	82	—	4,669	—
PIMCO Senior Floating Rate	1,707,537	—	1,707,537	(6,884)	—	587	—	6,884	—
Totals	$37,813,149	$46,223,123	$38,920,926	$6,165,420	$52,300,871	$546,635	2,713,157	$1,020,105	$120,791

AllianzGI Retirement 2045:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$885,272	—	$881,327	$(6,287)	—	—	—	$2,342	—
AllianzGI Best Styles Emerging Markets Equity	708,000	—	712,904	(77,310)	—	—	—	82,214	—
AllianzGI Best Styles Global Equity	—	$17,473,702	2,008,078	2,797,028	$18,313,605	$244,390	974,646	50,953	$84,242
AllianzGI Best Styles Global Managed Volatility	762,067	—	751,944	(16,871)	—	—	—	6,748	—

322	September 30, 2017 |	Annual Report

AllianzGI Retirement 2045 (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles International Equity	$4,623,390	—	$4,620,136	$16,838	—	—	—	$(20,092)	—
AllianzGI Best Styles U.S. Equity	6,831,671	$2,231,630	3,731,970	886,508	$6,284,793	$75,584	338,620	66,954	—
AllianzGI Emerging Markets Consumer	633,703	—	638,335	12,021	—	—	—	(7,389)	—
AllianzGI Emerging Markets Small-Cap	562,619	18,509	312,218	66,272	321,547	7,818	17,824	(13,635)	—
AllianzGI Focused Growth	1,431,402	—	1,429,224	(79,362)	—	—	—	77,184	—
AllianzGI Global Dynamic Allocation	—	6,420,953	79,226	715,773	7,059,343	24,476	343,353	1,843	—
AllianzGI Global Natural Resources	640,347	—	647,397	(37,595)	—	—	—	44,645	—
AllianzGI High Yield Bond	1,143,903	—	1,147,790	(79,757)	—	—	—	83,644	—
AllianzGI International Small-Cap	765,777	—	767,483	(21,147)	—	—	—	22,853	—
AllianzGI Mid-Cap	1,025,277	—	1,017,644	(56,316)	—	—	—	48,683	—
AllianzGI NFJ Mid-Cap Value	895,645	—	892,992	(219,178)	—	—	—	216,525	—
AllianzGI U.S. Small-Cap Growth	872,394	—	870,514	906	—	—	—	(2,786)	—
PIMCO Mortgage Opportunities	4,706	—	4,706	(29)	—	—	—	29	—
PIMCO Senior Floating Rate	1,272,475	—	1,272,475	(5,126)	—	438	—	5,126	—
Totals	$23,058,648	$26,144,794	$21,786,363	$3,896,368	$31,979,288	$352,706	1,674,443	$665,841	$84,242

AllianzGI Retirement 2050:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$460,467	—	$458,416	$1,631	—	—	—	$(3,682)	—
AllianzGI Best Styles Emerging Markets Equity	751,867	—	757,074	(73,974)	—	—	—	79,181	—
AllianzGI Best Styles Global Equity	—	$18,456,655	2,202,176	2,824,550	$19,134,566	$244,053	1,018,338	55,537	$84,125
AllianzGI Best Styles Global Managed Volatility	707,807	—	698,406	(15,236)	—	—	—	5,835	—
AllianzGI Best Styles International Equity	4,403,115	—	4,400,017	46,544	—	—	—	(49,642)	—
AllianzGI Best Styles U.S. Equity	5,770,251	2,525,670	3,388,347	865,882	5,857,590	74,503	315,603	84,134	—
AllianzGI Emerging Markets Consumer	682,888	—	687,880	16,509	—	—	—	(11,517)	—
AllianzGI Emerging Markets Small-Cap	465,535	25,135	231,626	62,379	309,055	7,515	17,132	(12,368)	—
AllianzGI Focused Growth	1,257,389	—	1,255,477	(70,229)	—	—	—	68,317	—
AllianzGI Global Dynamic Allocation	—	5,377,142	312,591	587,098	5,658,483	20,485	275,218	6,834	—
AllianzGI Global Natural Resources	594,510	—	601,055	(66,057)	—	—	—	72,602	—
AllianzGI High Yield Bond	1,180,146	—	1,184,155	(78,632)	—	—	—	82,641	—

Annual Report	| September 30, 2017	323

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Retirement 2050 (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI International Small-Cap	$710,893	—	$712,476	$(20,849)	—	—	—	$22,432	—
AllianzGI Mid-Cap	954,433	—	947,328	(44,450)	—	—	—	37,345	—
AllianzGI NFJ Mid-Cap Value	950,082	—	947,268	(149,820)	—	—	—	147,006	—
AllianzGI U.S. Small-Cap Growth	730,315	—	728,741	66,483	—	—	—	(68,057)	—
PIMCO Broad U.S. TIPS Index	235,981	—	235,612	2,161	—	—	—	(2,530)	—
PIMCO Mortgage Opportunities	4,003	—	4,003	(25)	—	—	—	25	—
PIMCO Senior Floating Rate	1,417,142	—	1,417,142	(5,706)	—	$487	—	5,706	—
Totals	$21,276,824	$26,384,602	$21,169,790	$3,948,259	$30,959,694	$347,043	1,626,291	$519,799	$84,125

AllianzGI Retirement 2055:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$158,534	—	$157,827	$517	—	—	—	$(1,224)	—
AllianzGI Best Styles Emerging Markets Equity	300,416	—	302,496	(44,518)	—	—	—	46,598	—
AllianzGI Best Styles Global Equity	—	$7,871,508	447,604	1,178,129	$8,609,987	$86,722	458,222	7,954	$29,893
AllianzGI Best Styles Global Managed Volatility	241,639	—	238,430	(4,779)	—	—	—	1,570	—
AllianzGI Best Styles International Equity	1,480,747	—	1,479,705	3,085	—	—	—	(4,127)	—
AllianzGI Best Styles U.S. Equity	1,929,916	1,428,770	1,032,492	369,177	2,713,120	26,475	146,181	17,749	—
AllianzGI Emerging Markets Consumer	202,892	—	204,375	5,536	—	—	—	(4,053)	—
AllianzGI Emerging Markets Small-Cap	156,206	10,828	74,939	20,414	109,816	2,670	6,087	(2,693)	—
AllianzGI Focused Growth	428,631	—	427,979	(23,733)	—	—	—	23,081	—
AllianzGI Global Dynamic Allocation	—	2,298,871	—	247,271	2,546,142	7,280	123,840	—	—
AllianzGI Global Natural Resources	210,342	—	212,657	(23,967)	—	—	—	26,282	—
AllianzGI High Yield Bond	394,579	—	395,920	(29,370)	—	—	—	30,711	—
AllianzGI International Small-Cap	243,498	—	244,040	(12,505)	—	—	—	13,047	—
AllianzGI Mid-Cap	322,663	—	320,261	(28,241)	—	—	—	25,839	—
AllianzGI NFJ Mid-Cap Value	320,748	—	319,798	(82,727)	—	—	—	81,777	—
AllianzGI U.S. Small-Cap Growth	240,415	—	239,897	2,759	—	—	—	(3,277)	—
PIMCO Investment Grade Corporate Bond	131,818	—	131,195	(3,323)	—	40	—	2,700	—
PIMCO Mortgage Opportunities	219,113	—	218,917	(2,724)	—	58	—	2,528	—
PIMCO Senior Floating Rate	487,091	—	487,091	(1,936)	—	167	—	1,936	—
Totals	$7,469,248	$11,609,977	$6,935,623	$1,569,065	$13,979,065	$123,412	734,330	$266,398	$29,893

324	September 30, 2017 |	Annual Report

AllianzGI Retirement Income:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$2,536,721	$1,121,403	$3,470,054	$(101,765)	—	$46,540	—	$(86,305)	$29,363
AllianzGI Best Styles Emerging Markets Equity	505,039	—	508,537	(52,575)	—	—	—	56,073	—
AllianzGI Best Styles Global Managed Volatility	592,885	—	585,010	(13,125)	—	—	—	5,250	—
AllianzGI Best Styles International Equity	2,246,505	—	2,244,924	(21,671)	—	—	—	20,090	—
AllianzGI Best Styles U.S. Equity	4,523,145	—	4,511,495	(295,523)	—	—	—	283,873	—
AllianzGI Emerging Markets Consumer	661,794	—	666,632	5,333	—	—	—	(495)	—
AllianzGI Emerging Markets Debt	—	3,761,942	951,519	(5,418)	$2,791,922	197,356	188,389	(13,083)	—
AllianzGI Europe Equity Dividend	—	3,245,348	—	27,994	3,273,342	—	199,960	—	—
AllianzGI Global High Yield	—	1,022,731	—	2,009	1,024,740	5,588	66,715	—	—
AllianzGI Global Natural Resources	295,605	—	298,859	(49,682)	—	—	—	52,936	—
AllianzGI High Yield Bond	3,236,398	4,240,942	4,269,640	55,632	3,294,971	336,376	366,923	31,639	—
AllianzGI International Small-Cap	171,512	—	171,894	(6,082)	—	—	—	6,464	—
AllianzGI Mid-Cap	169,683	—	168,420	(16,421)	—	—	—	15,158	—
AllianzGI NFJ Global Dividend Value	—	8,666,481	9,313,346	—	—	204,586	—	646,865	—
AllianzGI Short Duration High Income	10,769,225	1,422,128	3,721,231	(12,435)	8,402,079	524,819	554,959	(55,608)	—
AllianzGI Structured Return	471,610	—	472,201	(22,311)	—	—	—	22,902	—
PIMCO Capital Securities and Financials	2,540,003	4,543,396	5,197,918	103,188	2,013,097	170,608	190,454	24,428	—
PIMCO Emerging Markets Bond	1,325,558	—	1,325,558	(162,024)	—	636	—	162,024	—
PIMCO Income	7,698,932	317,412	2,426,552	177,932	5,767,960	317,412	463,662	236	—
PIMCO Investment Grade Corporate Bond	3,449,272	—	3,432,987	(81,708)	—	1,040	—	65,423	—
PIMCO Long-Term Credit	—	4,445,518	1,493,113	91,091	3,036,362	195,396	249,496	(7,134)	—
PIMCO Mortgage Opportunities	2,563,133	5,575,314	4,362,311	(12,528)	3,810,026	39,855	341,095	46,418	—
PIMCO Mortgage-Backed Securities	—	1,773,216	1,778,617	—	—	15,942	—	5,401	—
PIMCO Senior Floating Rate	2,325,249	—	2,325,249	(9,354)	—	800	—	9,354	—
Totals	$46,082,269	$40,135,831	$53,696,067	$(399,443)	$33,414,499	$2,056,954	2,621,653	$1,291,909	$29,363

Annual Report	| September 30, 2017	325

Notes to Financial Statements (cont’d)

September 30, 2017

AllianzGI Global Allocation:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$124,987,803	$5,572,437	$37,200,000	$(5,961,273)	$87,446,693	$4,350,730	5,888,666	$47,726	$1,221,707
AllianzGI Best Styles Global Equity	224,131,214	4,279,929	116,039,098	19,936,570	144,308,772	3,182,809	7,680,084	12,000,157	1,097,120
AllianzGI Best Styles Global Managed Volatility	52,822,080	986,439	24,220,295	2,943,515	35,385,401	884,910	1,982,375	2,853,662	101,529
AllianzGI Emerging Markets Debt	21,008,835	1,252,114	6,900,000	(332,478)	15,413,937	1,252,113	1,040,077	385,466	—
AllianzGI Emerging Markets Small-Cap	5,075,661	150,181	1,600,000	699,500	4,609,381	150,180	255,509	284,039	—
AllianzGI High Yield Bond	5,438,839	3,963,426	4,550,378	(34,681)	4,928,245	282,577	548,802	111,039	—
AllianzGI International Growth	24,752,236	25,398	12,000,000	2,956,462	17,904,950	25,398	899,746	2,170,854	—
AllianzGI Structured Return	7,281,102	245,861	7,620,232	(397,965)	—	83,483	—	491,234	162,378
PIMCO Broad U.S. TIPS Index	10,179,477	—	9,937,990	(383,569)	—	101,035	—	142,082	—
Totals	$475,677,247	$16,475,785	$220,067,993	$19,426,081	$309,997,379	$10,313,235	18,295,259	$18,486,259	$2,582,734

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$1,462,836	—	$1,461,905	$(42,786)	—	—	—	$41,855	—
AllianzGI Best Styles Emerging Markets Equity	1,002,891	—	1,008,447	(25,279)	—	—	—	30,835	—
AllianzGI Best Styles Global Equity	16,573,444	—	16,541,936	(458,601)	—	—	—	427,093	—
AllianzGI Best Styles Global Managed Volatility	4,834,573	—	4,813,167	(241,576)	—	—	—	220,170	—
AllianzGI Best Styles International Equity	2,124,582	—	2,118,602	56,034	—	—	—	(62,014)	—
AllianzGI Best Styles U.S. Equity	4,345,934	—	4,334,740	(95,395)	—	—	—	84,201	—
PIMCO Income	761,767	—	761,767	(15,819)	—	$121	—	15,819	—
PIMCO Investment Grade Corporate Bond	2,495,390	$7,388	2,474,488	(84,638)	—	7,649	—	56,348	—
PIMCO Mortgage Opportunities	755,564	—	755,564	(13,788)	—	67	—	13,788	—
PIMCO Mortgage-Backed Securities	1,516,105	—	1,514,688	(27,681)	—	138	—	26,264	—
Totals	$35,873,086	$7,388	$35,785,304	$(949,529)	—	$7,975	—	$854,359	—

326	September 30, 2017 |	Annual Report

AllianzGI Global Fundamental Strategy:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Market Value 9/30/2017	Dividend Income	Shares as of 9/30/2017	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Emerging Markets Equity	—	$337,569	—	$46,409	$383,978	$17,557	23,342	—	—
AllianzGI NFJ Emerging Markets Value	—	163,515	—	33,545	197,060	3,508	11,267	—	—
Totals	—	$501,084	—	$79,954	$581,038	$21,065	34,609	—	—

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended September 30, 2017, the following Funds engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Convertible	—	$108,561,003
AllianzGI High Yield Bond	—	47,410,386

8.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At September 30, 2017, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI
AllianzGI Retirement 2020	4	77%	—	—	—
AllianzGI Retirement 2025	3	78%	—	—	—
AllianzGI Retirement 2030	3	71%	—	—	—
AllianzGI Retirement 2035	4	78%	—	—	—
AllianzGI Retirement 2040	3	71%	—	—	—
AllianzGI Retirement 2045	4	74%	—	—	—
AllianzGI Retirement 2050	4	74%	—	—	—
AllianzGI Retirement 2055	4	71%	—	—	—
AllianzGI Retirement Income	5	66%	—	—	—
AllianzGI Global Allocation	1	22%	2	53%	—
AllianzGI Best Styles Emerging Markets Equity	1	7%	1	5%	85%
AllianzGI Best Styles Global Equity	—	—	4	82%	—
AllianzGI Best Styles International Equity	1	44%	2	53%	—
AllianzGI Best Styles U.S. Equity	—	—	7	85%	—
AllianzGI Convertible	7	64%	—	—	—
AllianzGI Emerging Markets Consumer	7	98%	—	—	—
AllianzGI Emerging Markets Debt	—	—	2	50%	44%
AllianzGI Emerging Markets Small-Cap	1	14%	3	53%	14%
AllianzGI Europe Equity Dividend	1	44%	1	32%	13%
AllianzGI Global Dynamic Allocation	2	19%	5	64%	—
AllianzGI Global Fundamental Strategy	—	—	—	—	96%
AllianzGI Global High Yield	—	—	—	—	95%
AllianzGI Global Sustainability	2	99%	—	—	—
AllianzGI Global Water	8	84%	—	—	—

Annual Report	| September 30, 2017	327

Notes to Financial Statements (cont’d)

September 30, 2017

	Unaffiliated		Affiliated
	Number of Account Holders	Approximate Ownership	Number of Account Holders	Approximate Ownership*	AFI
AllianzGI High Yield Bond	3	67%	—	—	—
AllianzGI International Growth	—	—	1	96%	—
AllianzGI International Small-Cap	3	80%	—	—	—
AllianzGI Micro Cap	3	83%	—	—	—
AllianzGI NFJ Emerging Markets Value	3	92%	—	—	—
AllianzGI NFJ International Small-Cap Value	4	90%	—	—	—
AllianzGI Short Duration High Income	8	76%	—	—	—
AllianzGI Structured Return	6	80%	—	—	—
AllianzGI U.S. Equity Hedged	4	92%	—	—	—
AllianzGI Ultra Micro Cap	4	77%	—	—	—

*	This represents the aggregate percentage of affiliated entities that own 5% or more of the Fund’s outstanding shares. These affiliated entities include funds/portfolios of the Trust, CollegeAccess 529 Plan, OklahomaDream 529 Plan and Allianz Multi-Series Collective Investment Trust .

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Annual Report	| September 30, 2017	329

Notes to Financial Statements (cont’d)

September 30, 2017

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025
	Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	76,737	$1,476,887	185,700	$3,378,804	58,086	$1,010,886	270,591	$4,384,891
Class A - from Class D(a)	—	—	31,682	582,312	—	—	—	—
Class C	6,921	131,602	5,143	93,840	—	—	—	—
Class D	—	—	32	600	—	—	—	—
Class R	3,269	64,108	12,746	234,527	4,122	69,053	9,066	145,265
Class P	133,356	2,600,760	240,104	4,437,324	246,556	4,280,682	363,614	5,898,065
Class R6	481,151	9,346,062	162,393	3,017,255	673,832	11,717,365	198,051	3,206,913
Administrative Class	17,680	340,652	13,781	254,001	10,689	184,331	15,513	248,087

Issued in reinvestment of dividends and distributions:
Class A	16,725	310,416	33,310	594,910	7,078	117,498	34,415	543,416
Class C	462	8,548	426	7,610	—	—	—	—
Class R	500	9,321	1,130	20,265	915	15,091	1,131	17,842
Class P	38,717	724,018	44,277	797,874	59,281	982,280	68,215	1,080,525
Class R6	19,701	368,801	24,231	436,891	21,665	359,200	24,126	382,398
Administrative Class	773	14,448	3,337	59,872	755	12,535	2,552	40,396

Cost of shares redeemed:
Class A	(87,720)	(1,678,659)	(1,268,820)	(23,656,591)	(35,255)	(615,697)	(1,606,439)	(26,523,016)
Class C	(6,362)	(122,830)	(2,357)	(43,858)	—	—	—	—
Class D	—	—	(935)	(17,595)	—	—	—	—
Class D - to Class A(a)	—	—	(31,478)	(582,312)	—	—	—	—
Class R	(35,437)	(678,453)	(37,700)	(694,122)	(42,549)	(723,563)	(28,084)	(451,307)
Class P	(528,913)	(10,285,749)	(106,622)	(1,953,673)	(401,873)	(6,967,829)	(220,490)	(3,554,339)
Class R6	(315,208)	(6,228,636)	(148,581)	(2,763,846)	(295,135)	(5,224,988)	(120,092)	(1,975,353)
Administrative Class	(5,654)	(109,267)	(93,490)	(1,764,091)	(5,975)	(100,722)	(56,624)	(943,688)
Net increase (decrease) resulting from Fund share transactions	(183,302)	$(3,707,971)	(931,691)	$(17,560,003)	302,192	$5,116,122	(1,044,455)	$(17,499,905)

(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note13 (a).

330	September 30, 2017 |	Annual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

169,366	$3,631,028	270,215	$5,199,457	82,607	$1,535,318	185,394	$3,125,958	129,442	$2,832,313	121,009	$2,379,037
—	—	28,638	552,431	—	—	—	—	—	—	11,576	226,889
9,201	194,249	6,863	131,089	—	—	—	—	556	11,727	803	15,416
—	—	977	18,955	—	—	—	—	—	—	14	291
8,384	169,358	40,564	787,474	9,140	164,152	20,065	336,764	8,299	170,224	16,036	308,507
231,370	4,891,963	228,404	4,450,667	214,806	3,980,036	249,111	4,207,686	194,498	4,120,583	191,646	3,737,937
494,594	10,525,400	250,789	4,832,395	423,923	7,975,286	235,027	4,006,012	364,045	7,862,454	267,817	5,225,071
11,561	239,783	11,846	228,470	23,561	431,467	8,689	147,090	2,570	54,947	5,677	110,716

7,285	144,389	22,860	431,590	11,790	206,201	20,021	333,945	7,063	142,180	8,944	174,143
627	12,336	726	13,670	—	—	—	—	206	4,120	165	3,214
2,247	44,419	2,473	46,771	1,458	25,406	1,374	22,893	2,744	54,691	1,266	24,533
46,942	938,844	49,188	940,472	50,349	883,626	48,314	810,229	46,345	935,697	23,582	462,211
24,135	483,657	22,406	429,074	16,412	288,351	11,017	184,982	34,052	688,539	17,076	335,212
1,496	29,885	2,955	56,360	996	17,461	1,165	19,510	656	13,206	640	12,490

(119,163)	(2,553,450)	(1,155,016)	(22,592,350)	(179,788)	(3,296,808)	(849,560)	(14,682,569)	(57,829)	(1,260,230)	(652,979)	(13,091,396)
(9,054)	(193,558)	(5,207)	(98,101)	—	—	—	—	(894)	(18,693)	(5,475)	(101,104)
—	—	(668)	(13,136)	—	—	—	—	—	—	(60)	(1,218)
—	—	(28,464)	(552,431)	—	—	—	—	—	—	(11,553)	(226,889)
(102,367)	(2,095,862)	(5,422)	(104,272)	(66,259)	(1,205,411)	(29,105)	(496,270)	(73,837)	(1,538,720)	(3,470)	(68,855)
(331,551)	(6,996,835)	(125,371)	(2,430,023)	(342,148)	(6,368,482)	(218,306)	(3,667,518)	(206,337)	(4,392,618)	(101,246)	(1,968,393)
(243,782)	(5,253,796)	(126,214)	(2,409,257)	(172,855)	(3,231,813)	(96,907)	(1,662,964)	(147,672)	(3,185,036)	(147,449)	(2,915,838)
(13,077)	(269,752)	(48,668)	(972,258)	(16,571)	(302,465)	(17,205)	(296,627)	(3,134)	(63,157)	(13,647)	(268,667)
188,214	$3,942,058	(556,126)	$(11,052,953)	57,421	$1,102,325	(430,906)	$(7,610,879)	300,773	$6,432,227	(269,628)	$(5,626,693)

Annual Report	| September 30, 2017	331

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI Retirement 2045				AllianzGI Retirement 2050
	Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	48,719	$918,326	116,343	$1,997,806	106,379	$2,166,114	52,288	$1,002,188
Class A - from Class D(a)	—	—	—	—	—	—	10,929	211,250
Class C	—	—	—	—	1,093	22,259	1,333	24,980
Class D	—	—	—	—	—	—	29	577
Class R	7,653	140,162	8,404	142,434	3,766	75,483	6,796	128,075
Class P	150,381	2,830,332	156,390	2,675,197	139,562	2,913,729	128,452	2,469,929
Institutional Class	—	—	—	—	—	—	—	—
Class R6	306,694	5,779,643	265,783	4,535,309	267,214	5,625,406	221,888	4,274,526
Administrative Class	14,449	268,324	11,764	203,902	6,581	139,403	11,579	225,630

Issued in reinvestment of dividends and distributions:
Class A	9,827	172,359	8,654	148,152	4,463	87,120	3,923	74,690
Class C	—	—	—	—	351	6,764	240	4,526
Class R	1,786	31,083	597	10,189	1,794	34,832	993	18,858
Class P	41,537	729,383	16,867	289,947	29,513	579,934	15,781	302,844
Institutional Class	—	—	—	—	—	—	—	—
Class R6	26,400	464,645	6,302	108,576	29,933	589,982	16,536	318,327
Administrative Class	1,669	29,161	519	8,888	1,708	33,443	1,145	21,891

Issued in reorganization (See Note 12(b)):
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(38,843)	(721,757)	(517,019)	(9,141,921)	(28,279)	(578,951)	(245,723)	(4,845,274)
Class B	—	—	—	—	—	—	—	—
Class B - to Class A(a)	—	—	—	—	—	—	—	—
Class C	—	—	—	—	(917)	(19,414)	(2,249)	(40,416)
Class D	—	—	—	—	—	—	(51)	(1,009)
Class D - to Class A(a)	—	—	—	—	—	—	(10,876)	(211,250)
Class R	(34,653)	(631,153)	(2,081)	(35,686)	(38,340)	(780,732)	(3,287)	(62,213)
Class P	(136,429)	(2,543,429)	(103,927)	(1,777,549)	(148,241)	(3,094,457)	(59,383)	(1,144,686)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(143,527)	(2,725,283)	(49,174)	(860,982)	(113,709)	(2,410,543)	(148,380)	(2,841,302)
Administrative Class	(3,069)	(59,582)	(13,126)	(228,397)	(4,474)	(93,586)	(12,845)	(251,413)
Net increase (decrease) resulting from Fund share transactions	252,594	$4,682,214	(93,704)	$(1,924,135)	258,397	$5,296,786	(10,882)	$(319,272)

(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 13(a).

332	September 30, 2017 |	Annual Report

AllianzGI Retirement 2055				AllianzGI Retirement Income				AllianzGI Global Allocation
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

66,447	$1,173,048	45,853	$750,310	109,682	$2,004,214	205,919	$3,597,722	586,530	$6,839,242	1,258,326	$13,764,338
—	—	—	—	—	—	53,324	939,041	—	—	245,248	2,744,859
—	—	—	—	35,951	658,716	37,507	655,941	165,667	1,943,750	483,902	5,417,634
—	—	—	—	—	—	6	105	—	—	303	3,398
5,173	89,205	8,801	142,167	1,401	26,397	863	15,783	335	3,936	—	—
133,236	2,403,596	116,671	1,910,606	211,230	3,897,798	105,551	1,885,119	228,639	2,651,584	127,103	1,394,515
—	—	—	—	—	—	—	—	661,698	7,440,593	1,969,961	21,171,094
191,577	3,479,666	126,822	2,060,659	325,863	5,861,899	198,727	3,442,068	9,283,971	107,103,765	20,202,793	211,348,642
5,130	92,175	7,076	117,388	46,447	857,264	43,290	806,078	44	500	273	3,010

2,569	43,180	1,992	32,498	26,950	488,639	17,758	310,759	61,309	692,252	171,061	1,860,917
—	—	—	—	6,922	125,825	6,430	111,228	25,252	286,502	150,416	1,657,957
788	13,177	385	6,255	418	7,743	611	11,062	32	362	63	677
10,413	176,090	4,115	67,574	48,673	889,457	21,665	384,143	1,725	19,327	3,776	41,086
—	—	—	—	—	—	—	—	138,604	1,517,409	302,668	3,256,730
8,828	149,892	5,889	96,989	64,655	1,155,477	31,697	547,624	733,174	8,106,799	494,642	5,313,447
754	12,694	461	7,534	3,729	68,924	298	5,507	43	499	97	1,080

—	—	—	—	—	—	312,671	5,719,824	—	—	—	—
—	—	—	—	—	—	34,386	624,955	—	—	—	—
—	—	—	—	—	—	13,577	257,297	—	—	—	—
—	—	—	—	—	—	537,171	9,937,497	—	—	—	—
—	—	—	—	—	—	488,918	8,836,954	—	—	—	—
—	—	—	—	—	—	892	16,601	—	—	—	—

(23,665)	(414,439)	(74,780)	(1,254,604)	(142,903)	(2,614,625)	(382,145)	(6,828,659)	(4,383,743)	(49,002,154)	(2,143,432)	(23,530,676)
—	—	—	—	—	—	—	—	—	—	(8,090)	(92,948)
—	—	—	—	—	—	—	—	—	—	(35,082)	(408,147)
—	—	—	—	(42,029)	(766,759)	(67,854)	(1,176,280)	(1,509,265)	(17,572,955)	(1,146,348)	(12,646,191)
—	—	—	—	—	—	(788)	(14,091)	—	—	(1,893)	(21,601)
—	—	—	—	—	—	(53,027)	(939,041)	—	—	(210,299)	(2,336,712)
(21,770)	(381,938)	(2,253)	(36,922)	(22,534)	(424,120)	(991)	(18,156)	(1)	(9)	—	—
(41,744)	(759,078)	(30,144)	(496,932)	(409,501)	(7,528,815)	(49,537)	(882,495)	(109,354)	(1,256,218)	(150,267)	(1,620,232)
—	—	—	—	—	—	—	—	(6,417,388)	(74,424,026)	(2,904,873)	(31,264,603)
(57,561)	(1,064,620)	(120,939)	(1,903,531)	(328,549)	(5,951,323)	(129,768)	(2,270,297)	(14,502,725)	(171,896,055)	(2,888,653)	(31,453,575)
(2,563)	(45,751)	(3,679)	(62,206)	(11,971)	(223,951)	(1,700)	(30,787)	(765)	(8,761)	—	—
277,612	$4,966,897	86,270	$1,437,785	(75,566)	$(1,467,240)	1,425,451	$25,945,502	(15,036,218)	$(177,553,658)	15,921,695	$164,604,699

Annual Report	| September 30, 2017	333

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI Best Styles Emerging Markets Equity						AllianzGI Best Styles Global Equity
	Year ended September 30, 2017		Year ended September 30, 2016				Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Shares sold:
Class A	7,900	$118,678	765	#	$10,000	#	68,959	$1,130,618	590,836	$8,845,877
Class A - from Class D(a)	—	—	—		—		—	—	—	—
Class C	2,080	31,589	943	#	12,433	#	4,830	87,436	654 #	10,000 #
Class D	—	—	—		—		—	—	—	—
Class R	—	—	—		—		—	—	—	—
Class P	1,512	21,893	441		6,168		164,630	2,742,675	196,154	3,023,093
Institutional Class	4,412	60,000	—		—		11,025	192,141	157,585	2,405,197
Class R6	53,277	771,917	636,490		8,313,099		14,837,402	237,470,245	22,997,671	332,409,374
Administrative Class	—	—	—		—		—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	52	652	—		—		396	6,286	749	11,238
Class C	60	747	—		—		12	183	—	—
Class R	—	—	—		—		—	—	—	—
Class P	46	580	32		402		2,814	44,744	1,118	16,931
Institutional Class	47	590	25		306		3,166	49,946	400	6,010
Class R6	24,368	307,036	24,745		306,433		991,084	15,722,005	176,375	2,666,787
Administrative Class	—	—	—		—		—	—	—	—

Cost of shares redeemed:
Class A	—	—	—		—		(2,321,093)	(35,682,819)	(488,344)	(7,333,979)
Class C	(62)	(1,007)	—		—		—	—	—	—
Class D	—	—	—		—		—	—	—	—
Class D - to Class A(a)	—	—	—		—		—	—	—	—
Class R	—	—	—		—		—	—	—	—
Class P	—	—	(450)		(5,473)		(197,393)	(3,329,411)	(293,820)	(4,509,247)
Institutional Class	(4,413)	(64,544)	—		—		(42,235)	(691,732)	(30,593)	(469,715)
Class R6	(516,686)	(7,517,856)	(171,139)		(2,296,819)		(19,667,990)	(341,812,997)	(4,710,562)	(72,498,138)
Administrative Class	—	—	—		—		—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(427,407)	$(6,269,725)	491,852		$6,346,549		(6,144,393)	$(124,070,680)	18,598,223	$264,583,428

#	For the period April 26, 2016 (commencement of share class) through September 30, 2016. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

334	September 30, 2017 |	Annual Report

AllianzGI Best Styles International Equity						AllianzGI Best Styles U.S. Equity				AllianzGI Convertible
Year ended September 30, 2017		Year ended September 30, 2016				Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

31,284	$462,837	855	#	$12,114	#	30,990	$493,185	2,999 #	$45,904 #	421,297	$13,241,563	1,531,316	$46,173,012
—	—	—		—		—	—	—	—	—	—	1,723,800	56,402,720
8,186	119,746	1,087	#	15,170	#	595	9,956	671 #	10,000 #	18,986	604,884	132,991	4,059,015
—	—	—		—		—	—	—	—	—	—	16,113	532,542
—	—	—		—		—	—	—	—	2,394	74,613	13,567	418,156
6,784	100,000	—		—		27,172	477,904	3,576	53,488	1,100,204	34,977,199	1,254,856	37,431,109
3,275	50,000	1,840		25,000		2,923	49,389	14,029	208,087	608,383	19,377,376	3,359,105	99,691,590
413,391	5,966,733	3,197,325		44,319,815		4,161,911	67,097,951	3,311,737	48,682,294	—	—	—	—
—	—	—		—		—	—	—	—	944	30,423	2,101	61,187

87	1,126	—		—		474	7,605	—	—	117,142	3,690,187	1,225,232	36,986,370
109	1,403	—		—		9	148	—	—	26,301	841,210	176,853	5,351,091
—	—	—		—		—	—	—	—	394	12,358	4,002	120,497
70	898	12		169		26	420	32	479	61,160	1,946,532	376,019	11,321,169
258	3,340	12		177		81	1,298	2,572	37,909	357,366	11,312,875	2,413,864	72,498,394
213,849	2,758,648	105,129		1,495,177		100,771	1,625,434	96,799	1,430,612	—	—	—	—
—	—	—		—		—	—	—	—	1,210	38,602	6,206	187,354

— *	(1)	—		—		(31,989)	(555,810)	—	—	(6,677,007)	(212,830,762)	(10,581,513)	(323,954,096)
—	—	—		—		(183)	(3,200)	—	—	(783,707)	(25,010,423)	(1,294,526)	(38,777,874)
—	—	—		—		—	—	—	—	—	—	(186,106)	(6,206,021)
—	—	—		—		—	—	—	—	—	—	(1,723,742)	(56,402,720)
—	—	—		—		—	—	—	—	(36,419)	(1,168,769)	(30,225)	(917,177)
—	—	—		—		(4,942)	(87,116)	(1,860)	(27,344)	(1,675,570)	(53,087,878)	(3,768,674)	(112,023,904)
(333)	(5,000)	—		—		(1,967)	(32,581)	(135,691)	(2,027,680)	(26,875,233)	(880,281,948)	(14,942,295)	(441,849,138)
(4,003,229)	(57,963,958)	(2,354,642)		(33,229,337)		(4,662,780)	(75,839,011)	(2,999,293)	(44,945,170)	—	—	—	—
—	—	—		—		—	—	—	—	(11,893)	(382,451)	(24,360)	(694,970)
(3,326,269)	$(48,504,228)	951,618		$12,638,285		(376,909)	$(6,754,428)	295,571	$3,468,579	(33,344,048)	$(1,086,614,409)	(20,315,416)	$(609,591,694)

Annual Report	| September 30, 2017	335

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI Emerging Markets Consumer				AllianzGI Emerging Markets Debt
	Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,214	$92,436	555	$7,500	5,430	$79,259	12,399	$169,373
Class A - from Class D(a)	—	—	—	—	—	—	—	—
Class C	—	—	—	—	1,552	23,000	7,195	101,259
Class D	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	651,142	9,167,162	2,369,591	28,261,247	395,365	5,863,546	1,573,379	21,942,131
Class R6	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	36	441	15	183	489	7,129	300	4,293
Class C	—	—	—	—	389	5,697	144	2,090
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	51	737	33	464
Institutional Class	24,662	305,562	7,182	87,687	183,791	2,665,777	128,316	1,801,169
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(29)	(366)	(11)	(138)	(8,178)	(118,777)	(1,658)	(23,500)
Class C	—	—	—	—	(1,698)	(25,335)	(741)	(10,677)
Class D - to Class A(a)	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Institutional Class	(1,196,133)	(16,493,131)	(383,339)	(4,904,226)	(1,041,227)	(15,384,404)	(903,760)	(12,897,680)
Class R6	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(514,108)	$(6,927,896)	1,993,993	$23,452,253	(464,036)	$(6,883,371)	815,607	$11,088,922

#	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Actual amount rounds to less than $1.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

336	September 30, 2017 |	Annual Report

AllianzGI Emerging Markets Small-Cap				AllianzGI Europe Equity Dividend				AllianzGI Global Dynamic Allocation
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,014	$272,123	120,388	$1,632,190	90,062	$1,397,356	2,798	$39,026	82,230	$1,550,091	431,782	$7,682,907
—	—	—	—	—	—	—	—	—	—	4,509	82,248
—	—	—	—	2,524	35,599	222	3,000	21,177	406,739	17,805	312,339
—	—	—	—	—	—	—	—	—	—	137	2,515
—	—	—	—	—	—	—	—	2,093	39,383	1,857	33,210
—	—	—	—	7,868	129,886	—	—	637,412	11,545,607	9,044	160,000
66,508	1,038,246	403,606	6,021,183	221,432	3,560,680	228,261	3,295,168	250,537	4,749,438	2,337,409	42,401,794
—	—	—	—	—	—	—	—	12,476,865	230,121,490	492,480 #	8,793,289 #

— *	— †	709	9,645	1,557	24,388	79	1,113	— *	2	4,276	76,662
—	—	—	—	82	1,227	23	316	— *	2	1,007	17,877
—	—	—	—	—	—	—	—	— *	— †	200	3,573
—	—	—	—	115	1,844	20	278	3,236	58,830	79	1,410
25,796	364,501	5,781	79,256	15,021	222,697	9,243	130,128	1,167	21,336	35,654	639,633
—	—	—	—	—	—	—	—	48,683	887,497	— #	— #
—	—	—	—	—	—	—	—	— *	— †	25	448

(10,327)	(156,324)	(160,903)	(2,212,661)	(4,236)	(64,704)	(69)	(978)	(247,960)	(4,695,890)	(230,495)	(4,118,087)
—	—	—	—	(19)	(281)	—	—	(12,099)	(223,903)	(29,495)	(521,173)
—	—	—	—	—	—	—	—	—	—	(4,531)	(82,248)
—	—	—	—	—	—	—	—	(4,069)	(79,817)	(1,887)	(33,964)
—	—	—	—	(1,546)	(25,003)	(963)	(12,643)	(29,299)	(584,729)	(1,930)	(34,679)
(342,154)	(5,677,852)	(98,677)	(1,363,425)	(143,068)	(2,195,354)	(14,379)	(206,342)	(763,320)	(14,560,400)	(581,264)	(10,495,075)
—	—	—	—	—	—	—	—	(1,752,455)	(32,951,122)	(1,354)#	(24,989)#
(243,163)	$(4,159,306)	270,904	$4,166,188	189,792	$3,088,335	225,235	$3,249,066	10,714,198	$196,284,554	2,485,308	$44,897,690

Annual Report	| September 30, 2017	337

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI Global Fundamental Strategy				AllianzGI Global High Yield
	Year ended September 30, 2017		Year ended September 30, 2016		Period from May 3, 2017† through September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	937	$14,114	6,389	$90,929	—	$—
Class A - from Class D(a)	—	—	2,778	41,695	—	—
Class C	222	3,489	197	2,986	—	—
Class D	—	—	66	1,000	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	11,284	170,742	16,865	254,369	67,178	1,029,723
Administrative Class	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	338	4,861	564	8,097	—	—
Class C	31	449	25	360	—	—
Class D(a)	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Class P	29	417	32	460	3	51
Institutional Class	39,329	571,976	59,967	867,547	7,704	117,951
Administrative Class	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(4,706)	(67,989)	(10,472)	(149,122)	—	—
Class C	—	—	—	—	—	—
Class D	—	—	(98)	(1,549)	—	—
Class D - to Class A(a)	—	—	(2,680)	(41,695)	—	—
Class R	—	—	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	(16,873)	(251,266)	(352,839)	(5,211,458)	—	—
Administrative Class	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	30,591	$446,793	(279,206)	$(4,136,381)	74,885	$1,147,725

†	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

338	September 30, 2017 |	Annual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI High Yield Bond
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

15,373	$260,568	3,462	$53,040	4,227,699	$59,392,168	7,071,358	$94,298,974	2,250,464	$20,779,212	2,281,772	$19,944,590
—	—	—	—	—	—	2,269,510	28,595,829	—	—	3,657,229	32,732,201
—	—	—	—	936,509	12,595,838	1,628,793	21,007,338	150,153	1,383,378	376,422	3,298,793
—	—	—	—	—	—	83,423	1,054,329	—	—	372,481	3,279,750
—	—	—	—	—	—	—	—	85,090	753,460	127,364	1,089,885
2,876	49,080	—	—	9,292,311	128,906,188	4,092,255	54,699,054	1,002,277	8,939,017	2,865,115	23,937,130
394,593	6,463,987	1,190,317	17,336,136	5,545,111	76,930,900	2,903,048	38,633,145	15,548,838	137,965,322	22,252,597	188,374,957
—	—	—	—	—	—	—	—	61,696	539,421	66,265	556,179

85	1,290	59	863	142,511	1,875,321	40,036	510,450	313,793	2,891,255	387,305	3,360,077
—	—	—	—	30,215	381,618	6,307	78,080	59,067	543,497	84,432	732,669
—	—	—	—	—	—	—	—	—	—	20,317	178,994
—	—	—	—	—	—	—	—	3,630	32,166	3,151	26,451
7	106	6	86	66,753	881,850	19,294	246,508	321,038	2,846,471	425,356	3,573,754
18,115	278,227	1,960	28,973	78,608	1,022,047	21,478	270,231	1,327,427	11,798,372	1,605,049	13,534,361
—	—	—	—	—	—	—	—	11,500	100,699	15,401	127,620

(1,021)	(16,215)	—	—	(8,498,821)	(116,648,884)	(3,651,200)	(48,308,147)	(2,629,012)	(24,298,880)	(3,807,268)	(33,113,333)
—	—	—	—	(1,566,970)	(21,242,249)	(1,027,517)	(13,128,907)	(572,619)	(5,267,230)	(843,397)	(7,311,901)
—	—	—	—	—	—	(485,542)	(6,153,974)	—	—	(404,947)	(3,540,018)
—	—	—	—	—	—	(2,278,824)	(28,595,829)	—	—	(3,775,079)	(32,732,201)
—	—	—	—	—	—	—	—	(120,559)	(1,072,503)	(112,298)	(961,068)
—	—	—	—	(4,462,141)	(62,679,947)	(2,351,589)	(30,973,331)	(3,828,084)	(34,059,826)	(4,121,876)	(34,550,596)
(239,136)	(4,114,345)	(97,483)	(1,550,321)	(1,114,186)	(15,534,711)	(664,076)	(8,848,755)	(25,343,034)	(225,586,100)	(18,164,061)	(155,833,055)
—	—	—	—	—	—	—	—	(144,305)	(1,266,457)	(85,267)	(706,163)
190,892	$2,922,698	1,098,321	$15,868,777	4,677,599	$65,880,139	7,676,754	$103,384,995	(11,502,640)	$(102,978,726)	3,226,063	$25,999,076

Annual Report	| September 30, 2017	339

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI International Growth				AllianzGI International Small-Cap
	Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	599	$10,884	12,975	$207,712	31,376	$1,116,483	267,496	$9,215,892
Class A - from Class D(a)	—	—	—	—	—	—	138,078	4,962,527
Class C	—	—	—	—	11,600	411,156	44,139	1,501,000
Class D	—	—	—	—	—	—	71,682	2,606,512
Class R	—	—	—	—	3,789	142,713	2,387	77,945
Class P	—	—	—	—	465,348	16,224,172	387,606	13,200,964
Institutional Class	22,007	370,379	1,516,963	24,722,438	1,175,684	42,123,503	659,430	23,268,284
Class R6	—	—	—	—	74,515	2,735,661	473,415 #	16,678,173 #

Issued in reinvestment of dividends and distributions:
Class A	— *	1	26	382	2,339	73,368	20,279	712,490
Class C	—	—	—	—	545	16,705	4,213	145,323
Class R	—	—	—	—	44	1,374	153	5,296
Class P	—	—	—	—	12,138	381,492	47,306	1,662,355
Institutional Class	1,973	29,197	1,403	20,891	6,928	225,723	83,072	3,021,616
Class R6	—	—	—	—	4,526	147,555	—	—

Cost of shares redeemed:
Class A	(29)	(532)	(10,633)	(169,556)	(277,593)	(9,438,563)	(376,839)	(12,357,095)
Class C	—	—	—	—	(37,121)	(1,208,650)	(36,241)	(1,188,517)
Class D	—	—	—	—	—	—	(2,884)	(105,933)
Class D - to Class A(a)	—	—	—	—	—	—	(136,357)	(4,962,527)
Class R	—	—	—	—	(1,128)	(37,215)	(1,674)	(54,708)
Class P	—	—	—	—	(285,444)	(9,839,257)	(330,306)	(10,956,731)
Institutional Class	(811,506)	(15,688,204)	—	—	(405,869)	(14,772,977)	(1,590,889)	(54,430,536)
Class R6	—	—	—	—	(96,287)	(3,451,995)	(41,169)#	(1,428,235)#
Net increase (decrease) resulting from Fund share transactions	(786,956)	$(15,278,275)	1,520,734	$24,781,867	685,390	$24,851,248	(317,103)	$(8,425,905)

#	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
*	Actual amount rounds to less than one share.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

340	September 30, 2017 |	Annual Report

AllianzGI Micro Cap				AllianzGI NFJ Emerging Markets Value				AllianzGI NFJ International Small-Cap Value
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

34,984	$510,734	99,578	$1,387,174	1,888,401	$28,562,394	70,367	$960,640	7,174	$136,780	323,062	$5,481,731
—	—	—	—	—	—	80,849	1,044,575	—	—	137,320	2,570,636
—	—	—	—	27,622	427,818	1,534	18,353	322	5,400	3,472	62,883
—	—	—	—	—	—	125	1,670	—	—	1,450	27,614
—	—	—	—	—	—	—	—	—	—	—	—
66,792	948,739	85,267	1,180,306	1,308,844	18,773,451	8,761	112,860	4,670	78,549	5,325	95,506
364,033	5,245,516	432,837	5,701,656	1,882,527	32,101,012	78,666	997,928	46,804	888,387	36,987	687,315
—	—	—	—	—	—	—	—	11,524	195,478	90,957	1,548,113

21,951	301,824	49,331	693,095	8,888	140,742	3,379	44,592	3,144	51,774	13,961	250,034
—	—	—	—	180	3,055	184	2,414	2,997	47,236	3,637	64,423
—	—	—	—	—	—	—	—	—	—	—	—
8,443	116,680	9,445	133,274	27,031	401,473	235	3,152	297	4,723	215	3,869
210,089	2,918,135	133,528	1,892,095	21,879	373,904	17,658	231,048	5,231	86,365	15,338	281,360
—	—	—	—	—	—	—	—	7,827	123,590	38	684

(95,730)	(1,363,748)	(1,012,593)	(13,621,553)	(1,407,408)	(20,527,829)	(21,768)	(273,152)	(351,203)	(6,208,049)	(158,749)	(2,684,645)
—	—	—	—	(5,274)	(86,437)	(2,250)	(29,339)	(30,377)	(529,550)	(25,091)	(443,892)
—	—	—	—	—	—	(87)	(1,178)	—	—	(4,072)	(77,582)
—	—	—	—	—	—	(80,065)	(1,044,575)	—	—	(137,204)	(2,570,636)
—	—	—	—	—	—	—	—	—	—	—	—
(64,013)	(928,658)	(168,787)	(2,165,757)	(183,841)	(2,931,998)	—	—	(5,663)	(100,466)	(4,338)	(78,346)
(897,902)	(13,136,117)	(947,470)	(12,973,878)	(375,482)	(5,491,585)	(192,165)	(2,423,167)	(60,439)	(1,093,151)	(320,861)	(5,863,507)
—	—	—	—	—	—	—	—	(72,389)	(1,278,290)	(673)	(12,152)
(351,353)	$(5,386,895)	(1,318,864)	$(17,773,588)	3,193,367	$51,746,000	(34,577)	$(354,179)	(430,081)	$(7,591,224)	(19,226)	$(656,592)

Annual Report	| September 30, 2017	341

Notes to Financial Statements (cont’d)

September 30, 2017

	AllianzGI Short Duration High Income				AllianzGI Structured Return
	Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	7,663,673	$116,660,118	8,066,034	$120,397,029	5,646,557	$89,901,498	5,732,665	$88,838,356
Class A - from Class D(a)	—	—	2,008,883	30,093,068	—	—	1,001,795	15,547,861
Class C	3,717,496	56,510,414	4,211,094	62,647,448	449,604	6,938,013	676,801	10,233,815
Class D	—	—	80,405	1,217,635	—	—	395,471	6,153,143
Class P	36,888,448	559,642,113	27,278,086	407,955,965	8,847,535	140,373,611	1,539,925	23,913,890
Institutional Class	27,724,398	420,876,270	17,985,668	264,057,898	7,856,826	126,112,229	9,286,641	144,916,883
Class R6	6,115,096 #	92,406,206 #	—	—	2,478,327 ##	40,065,690 ##	—	—

Issued in reinvestment of dividends and distributions:
Class A	637,033	9,673,820	620,166	9,163,611	183,601	2,875,299	29,569	459,565
Class C	375,917	5,698,961	322,695	4,762,336	20,935	317,799	5,283	80,188
Class D(a)	—	—	7,747	117,286	—	—	—	—
Class P	2,090,855	31,643,057	1,143,214	16,950,662	58,661	919,019	3,446	53,656
Institutional Class	1,421,324	21,526,416	1,402,275	20,675,637	181,425	2,861,480	56,251	879,101
Class R6	138,225 #	2,094,252 #	—	—	80,499 ##	1,266,928 ##	—	—

Cost of shares redeemed:
Class A	(8,708,544)	(132,690,291)	(6,873,111)	(101,390,782)	(3,558,616)	(56,347,413)	(1,170,515)	(18,210,906)
Class C	(2,975,169)	(45,203,613)	(2,546,839)	(37,467,504)	(237,960)	(3,669,265)	(114,860)	(1,728,222)
Class D	—	—	(40,050)	(606,496)	—	—	(6,595)	(102,772)
Class D - to Class A(a)	—	—	(2,008,266)	(30,093,068)	—	—	(1,007,802)	(15,547,861)
Class P	(29,048,159)	(441,308,927)	(14,043,307)	(207,454,211)	(1,837,863)	(29,260,855)	(273,609)	(4,251,365)
Institutional Class	(21,096,420)	(319,802,070)	(21,427,623)	(316,699,047)	(4,712,189)	(75,867,393)	(3,723,857)	(58,239,731)
Class R6	(1,590,045)#	(24,146,772)#	—	—	(472,671)##	(7,638,126)##	—	—
Net increase (decrease) resulting from Fund share transactions	23,354,128	$353,579,954	16,187,071	$244,327,467	14,984,671	$238,848,514	12,430,609	$192,995,601

#	For the period February 1, 2017 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.
##	For the period December 2, 2016 (commencement of share class) through September 30, 2017. “Shares sold” include shares sold to AFI.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 13(a).

342	September 30, 2017 |	Annual Report

AllianzGI U.S. Equity Hedged				AllianzGI Ultra Micro Cap
Year ended September 30, 2017		Year ended September 30, 2016		Year ended September 30, 2017		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,816	$46,637	6,481	$104,102	43,791	$946,724	58,852	$1,217,532
—	—	18,094	290,224	—	—	—	—
1,414	22,050	10,872	158,411	—	—	—	—
—	—	8	125	—	—	—	—
300	5,000	—	—	111,746	2,392,918	46,141	917,330
18,779	317,106	61,029	976,135	163,895	3,605,950	232,834	4,757,170
—	—	—	—	—	—	—	—

519	8,563	1,016	16,120	63,450	1,323,561	154,216	3,315,653
157	2,502	416	6,391	—	—	—	—
—	—	—	—	—	—	—	—
26	428	20	313	21,175	447,225	30,083	651,902
2,825	46,862	8,739	138,687	84,707	1,792,405	142,585	3,095,525
—	—	—	—	—	—	—	—

(9,170)	(154,485)	(54,662)	(851,192)	(470,286)	(10,130,252)	(1,150,186)	(23,134,130)
(2,702)	(42,843)	(12,040)	(180,563)	—	—	—	—
—	—	(361)	(5,766)	—	—	—	—
—	—	(18,165)	(290,224)	—	—	—	—
(7)	(120)	—	—	(188,518)	(4,182,585)	(173,412)	(3,468,896)
(218,551)	(3,714,881)	(595,332)	(9,545,314)	(429,905)	(9,395,661)	(1,228,680)	(26,035,151)
—	—	—	—	—	—	—	—
(203,594)	$(3,463,181)	(573,885)	$(9,182,551)	(599,945)	$(13,199,715)	(1,887,567)	$(38,683,065)

Annual Report	| September 30, 2017	343

Notes to Financial Statements (cont’d)

September 30, 2017

10.	INVESTMENTS IN SECURITIES

For the period or year ended September 30, 2017, purchases and sales of investments, other than short-term securities, U.S. government obligations and in-kind fund share transactions were:

	Purchases	Sales
AllianzGI Retirement 2020	$71,969,851	$73,289,766
AllianzGI Retirement 2025	79,454,526	73,260,395
AllianzGI Retirement 2030	83,864,547	78,855,459
AllianzGI Retirement 2035	64,260,679	61,708,361
AllianzGI Retirement 2040	52,557,533	46,775,998
AllianzGI Retirement 2045	30,389,630	26,629,414
AllianzGI Retirement 2050	29,547,997	24,891,590
AllianzGI Retirement 2055	12,636,544	8,124,597
AllianzGI Retirement Income	74,598,469	77,348,558
AllianzGI Global Allocation	60,350,645	241,416,780
AllianzGI Best Styles Emerging Markets Equity	2,631,736	8,832,371
AllianzGI Best Styles Global Equity	553,285,259	641,921,952
AllianzGI Best Styles International Equity	24,144,867	73,160,523
AllianzGI Best Styles U.S. Equity	105,651,079	58,724,234
AllianzGI Convertible	1,345,063,232	1,888,416,509
AllianzGI Emerging Markets Consumer	47,826,951	53,597,515
AllianzGI Emerging Markets Debt	45,524,454	51,480,228
AllianzGI Emerging Markets Small-Cap	15,112,980	19,184,706
AllianzGI Europe Equity Dividend	7,648,098	4,635,335

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$336,953,206	$178,816,975
AllianzGI Global Fundamental Strategy	8,614,896	6,893,083
AllianzGI Global High Yield	29,336,817	8,775,197
AllianzGI Global Sustainability	9,185,512	6,311,303
AllianzGI Global Water	204,245,985	149,899,750
AllianzGI High Yield Bond	117,446,070	218,341,241
AllianzGI International Growth	5,009,314	20,044,666
AllianzGI International Small-Cap	96,965,722	73,960,808
AllianzGI Micro Cap	10,621,666	19,582,691
AllianzGI NFJ Emerging Markets Value	87,333,241	36,485,069
AllianzGI NFJ International Small-Cap Value	2,622,314	10,387,514
AllianzGI Short Duration High Income	1,678,903,330	1,314,114,662
AllianzGI Structured Return	2,514,900,722	2,352,599,697
AllianzGI U.S. Equity Hedged	—	3,488,697
AllianzGI Ultra Micro Cap	13,777,086	31,583,211

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Allocation	$5,149,219	—
AllianzGI Global Dynamic Allocation	304,656,416	$257,711,161
AllianzGI Global Fundamental Strategy	199,669	—

See Note 7(b) for information on in-kind fund share transactions.

11.	INCOME TAX INFORMATION

The tax character of dividends and distributions paid was:

	Year ended September 30, 2017			Year ended September 30, 2016
	Ordinary Income(1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain
AllianzGI Retirement 2020	$1,439,204	—	—	$1,918,170	—
AllianzGI Retirement 2025	1,452,297	$48,702	—	2,088,460	—
AllianzGI Retirement 2030	1,438,836	233,932	—	1,941,744	—
AllianzGI Retirement 2035	1,336,657	101,834	—	1,393,007	—
AllianzGI Retirement 2040	1,626,578	224,957	—	965,383	$51,764
AllianzGI Retirement 2045	1,021,464	406,928	—	512,139	54,159
AllianzGI Retirement 2050	942,620	392,171	—	359,200	383,484
AllianzGI Retirement 2055	346,380	50,499	—	126,633	85,777
AllianzGI Retirement Income	2,741,965	25,549	—	1,287,320	89,643
AllianzGI Global Allocation	10,848,889	—	—	3,060,768	11,279,614
AllianzGI Best Styles Emerging Markets Equity	309,605	—	—	297,323	9,818
AllianzGI Best Styles Global Equity	15,585,715	256,710	$496	3,054,529	—
AllianzGI Best Styles International Equity	2,765,415	—	—	1,495,523	—
AllianzGI Best Styles U.S. Equity	1,635,305	—	—	1,469,604	—

344	September 30, 2017 |	Annual Report

	Year ended September 30, 2017		Year ended September 30, 2016
	Ordinary Income(1)	15% Long-Term Capital Gain	Ordinary Income(1)	15% Long-Term Capital Gain
AllianzGI Convertible	$34,605,474	—	$41,018,190	$163,382,540
AllianzGI Emerging Markets Consumer	459,013	—	103,340	—
AllianzGI Emerging Markets Debt	2,680,293	—	1,808,348	—
AllianzGI Emerging Markets Small-Cap	364,501	—	88,901	—
AllianzGI Europe Equity Dividend	250,156	—	131,835	—
AllianzGI Global Dynamic Allocation	967,667	—	344,247	399,089
AllianzGI Global Fundamental Strategy	369,307	$208,396	764,619	111,858
AllianzGI Global High Yield	118,002	—	—	—
AllianzGI Global Sustainability	279,623	—	29,922	—
AllianzGI Global Water	2,170,836	3,173,867	957,887	607,733
AllianzGI High Yield Bond	19,081,404	—	22,594,279	—
AllianzGI International Growth	29,198	—	21,273	—
AllianzGI International Small-Cap	876,622	—	759,189	5,159,757
AllianzGI Micro Cap	—	3,346,124	—	2,723,796
AllianzGI NFJ Emerging Markets Value	919,285	—	281,206	—
AllianzGI NFJ International Small-Cap Value	314,661	—	366,691	236,486
AllianzGI Short Duration High Income	79,900,069	—	60,412,617	—
AllianzGI Structured Return	6,641,280	1,642,834	1,472,607	611
AllianzGI U.S. Equity Hedged	58,355	—	161,511	—
AllianzGI Ultra Micro Cap	—	3,631,497	—	7,151,216

(1)	Includes short-term capital gains, if any.

At September 30, 2017, the components of distributable earnings were:

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss (4)
					Short-Term	Long-Term
AllianzGI Retirement 2020	$285,103	—	$216,900	$4,885	—	$43,034
AllianzGI Retirement 2025	479,246	$348,869	—	—	—	—
AllianzGI Retirement 2030	727,535	276,202	—	23,973	—	—
AllianzGI Retirement 2035	509,107	186,618	—	48,336	—	—
AllianzGI Retirement 2040	306,509	146,697	—	57,302	—	—
AllianzGI Retirement 2045	179,408	41,135	—	44,086	—	—
AllianzGI Retirement 2050	216,672	44,529	—	41,769	—	—
AllianzGI Retirement 2055	50,061	31,432	—	18,548	—	—
AllianzGI Retirement Income	920,917	28,682	—	—	—	68,433
AllianzGI Global Allocation	2,524,571	16,485,796	—	11,374	—	—
AllianzGI Best Styles Emerging Markets Equity	128,114	—	58,994	—	—	9,405
AllianzGI Best Styles Global Equity	42,926,104	33,774,149	—	—	—	—
AllianzGI Best Styles International Equity	1,095,153	—	1,523,900	—	—	—
AllianzGI Best Styles U.S. Equity	4,915,987	1,969,726	—	2,516	—	—
AllianzGI Convertible	13,723,740	65,743,454	—	—	—	—
AllianzGI Emerging Markets Consumer	591,025	722,126	237,972	—	—	—
AllianzGI Emerging Markets Debt	20,291	248,069	81,722	72,410	—	—
AllianzGI Emerging Markets Small-Cap	466,516	159,499	—	—	—	—
AllianzGI Europe Equity Dividend	103,357	—	11,938	—	—	81,268
AllianzGI Global Dynamic Allocation	9,734,710	3,187,174	—	—	—	—
AllianzGI Global Fundamental Strategy	—	355,198	—	152,113	—	—

Annual Report	| September 30, 2017	345

Notes to Financial Statements (cont’d)

September 30, 2017

	Ordinary Income	Long-Term Capital Gains	Capital Loss Carryforwards(2)	Late Year Ordinary Loss(3)
					Post-October Capital Loss (4)
					Short-Term	Long-Term
AllianzGI Global High Yield	$50,643	—	$79,053	—	—	—
AllianzGI Global Sustainability	331,485	$578,831	—	$11,790	—	—
AllianzGI Global Water	8,199,590	10,601,885	1,269,698	166,550	—	—
AllianzGI High Yield Bond	—	—	30,494,210	—	—	—
AllianzGI International Growth	2,328,639	—	—	10,291	—	$17,278
AllianzGI International Small-Cap	1,999,604	2,574,313	—	—	—	—
AllianzGI Micro Cap	—	1,632,700	—	317,347	—	—
AllianzGI NFJ Emerging Markets Value	783,461	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	93,406	—	524,574	—	—	—
AllianzGI Short Duration High Income	1,744,081	—	35,077,637	—	$1,709,446	8,458,918
AllianzGI Structured Return	16,853,711	2,804,166	—	—	—	—
AllianzGI U.S. Equity Hedged	32,202	—	282,413	—	—	—
AllianzGI Ultra Micro Cap	—	8,013,300	—	544,432	—	—

(2)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(3)	Certain ordinary losses realized during the period November 1, 2016 through September 30, 2017, and/or other ordinary losses realized during the period January 1, 2017 through September 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(4)	Capital losses realized during the period November 1, 2016 through September 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At September 30, 2017, capital loss carryforward amounts were:

			No Expiration(5)
	2018		Short-Term		Long-Term
AllianzGI Retirement 2020	—		$216,900		—
AllianzGI Best Styles Emerging Markets Equity	—		—		$58,994	*
AllianzGI Best Styles International Equity	—		379,142		1,144,758
AllianzGI Emerging Markets Consumer	—		237,972		—
AllianzGI Emerging Markets Debt	—		81,722	*	—
AllianzGI Europe Equity Dividend	—		—		11,938
AllianzGI Global High Yield	—		67,200		11,853
AllianzGI Global Water	$1,269,698	*	—		—
AllianzGI High Yield Bond	—		5,092,025		25,402,185
AllianzGI NFJ International Small-Cap Value	—		326,142		198,432
AllianzGI Short Duration High Income	—		12,218,382		22,859,255
AllianzGI U.S. Equity Hedged	—		—		282,413	*

*	Subject to limitations under IRC Sections 381-384
(5)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended September 30, 2017, the Fund had capital loss carryforwards which were utilized as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Retirement 2020	—	$913,432	—
AllianzGI Retirement 2025	—	817,015	—
AllianzGI Retirement 2030	—	737,200	—

346	September 30, 2017 |	Annual Report

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
AllianzGI Retirement 2035	—	$330,370	—
AllianzGI Retirement Income	—	333,595	—
AllianzGI Global Allocation	—	1,404,102	—
AllianzGI Best Styles International Equity	—	44,094	—
AllianzGI Convertible	—	9,476,675	—
AllianzGI Emerging Markets Consumer	—	949,897	—
AllianzGI Emerging Markets Debt	—	938,965	$219,695
AllianzGI Emerging Markets Small-Cap	—	335,329	—
AllianzGI Europe Equity Dividend	—	11,285	—
AllianzGI Global Dynamic Allocation	—	2,379	2,546
AllianzGI Global Water	$1,269,698	—	—
AllianzGI International Growth	—	28,151	—
AllianzGI Micro Cap	253,972	—	—
AllianzGI NFJ Emerging Markets Value	—	375,816	21,210
AllianzGI U.S. Equity Hedged	—	—	211,059

For the year ended September 30, 2017, permanent “book-tax” adjustments were:

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020(f)(g)(p)	$82,649	$(82,649)	—	—
AllianzGI Retirement 2025(f)(g)(p)	54,054	(54,054)	—	—
AllianzGI Retirement 2030(b)(f)(g)	41,507	(41,507)	—	—
AllianzGI Retirement 2035(b)(f)(g)	101,829	(101,829)	—	—
AllianzGI Retirement 2040(b)(f)(g)	123,526	(123,526)	—	—
AllianzGI Retirement 2045(b)(f)(g)	87,265	(87,265)	—	—
AllianzGI Retirement 2050(b)(f)(g)	86,267	(86,267)	—	—
AllianzGI Retirement 2055(b)(f)(g)	31,291	(31,291)	—	—
AllianzGI Retirement Income(b)(f)(g)(h)(i)	30,069	21,623	—	$(51,692)
AllianzGI Global Allocation(f)(g)	2,344,878	(2,344,878)	—	—
AllianzGI Best Styles Emerging Markets Equity(b)(f)(r)	60,791	(60,791)	—	—
AllianzGI Best Styles Global Equity(a)(b)(f)(h)(i)(q)	1,453,448	(2,125,799)	$662,213	10,138
AllianzGI Best Styles International Equity(b)(f)(r)	305,521	(305,521)	—	—
AllianzGI Best Styles U.S. Equity(a)(f)(h)(i)(q)(r)	39,669	(1,447,660)	1,434,509	(26,518)
AllianzGI Convertible(j)(k)(q)	15,264,712	(72,397,488)	57,132,776	—
AllianzGI Emerging Markets Consumer(b)(f)(l)	37,722	(37,722)	—	—
AllianzGI Emerging Markets Debt(c)(f)(m)	216,961	(216,961)	—	—
AllianzGI Emerging Markets Small-Cap(b)(f)(l)	321,628	(321,628)	—	—
AllianzGI Europe Equity Dividend(f)(o)	6,063	(3,213)	(2,850)	—
AllianzGI Global Dynamic Allocation(b)(f)(h)(i)(n)	209,109	(189,803)	—	(19,306)
AllianzGI Global Fundamental Strategy(a)(b)(c)(e)(f)(s)	(147,716)	149,564	(1,848)	—
AllianzGI Global High Yield Fund(c)(f)	(146,474)	146,474	—	—
AllianzGI Global Sustainability(f)(i)	(13,264)	13,264	—	—
AllianzGI Global Water(f)	(200,310)	200,310	—	—
AllianzGI High Yield Bond(c)(o)	1,493,698	(1,490,317)	(3,381)	—
AllianzGI International Growth(b)(f)	(14,457)	14,457	—	—
AllianzGI International Small-Cap(b)(f)	182,892	(182,892)	—	—
AllianzGI Micro Cap(d)	402,859	—	(402,859)	—
AllianzGI NFJ Emerging Markets Value(b)(f)(l)(r)	169,678	(169,678)	—	—

Annual Report	| September 30, 2017	347

Notes to Financial Statements (cont’d)

September 30, 2017

	Undistributed (Dividends in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-in Capital	Unrealized Appreciation (Depreciation)
AllianzGI NFJ International Small-Cap Value(b)(f)	$5,436	$(5,436)	—	—
AllianzGI Short Duration High Income(c)	13,901,279	(13,901,279)	—	—
AllianzGI Ultra Micro Cap(d)(e)(o)	886,163	(206,045)	$(680,118)	—

These permanent “book-tax” differences were primarily attributable to:

(a)	Reclassification of dividends/distributions
(b)	Reclassification of gains from securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes
(c)	Treatment of bond premium amortization
(d)	Net operating losses
(e)	Reclassification of non-deductible net operating losses and short term capital gains
(f)	Reclassification of gains and losses from foreign currency transactions
(g)	Reclassification of short-term capital gain dividends from underlying securities
(h)	Reclassifications related to investments in Real Estate Investment Trusts (REITs)
(i)	Reclassification from sales of securities with return of capital
(j)	Reclassification of contingent debt/convertible securities income/gains
(k)	Section 305 sales adjustments for accrual of deemed dividends from investments in convertible debt
(l)	Foreign capital gain tax
(m)	Reclassification of swap payments
(n)	Reclassification due to investments in partnerships
(o)	Non-deductible excise tax paid
(p)	Net realized gain(loss)on non section 1256 futures contracts
(q)	Reclassification due to redemption in-kind transactions
(r)	Reclassification on sale of securities no longer classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes.
(s)	Reclassification from sales of foreign Treasury Inflation Protection Bonds

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At September 30, 2017 the aggregate cost basis and the net unrealized appreciation (depreciation) of investments in securities and other financial instruments for federal income tax purposes were:

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$48,033,468	$4,207,072	$209,714	$3,997,358
AllianzGI Retirement 2025	59,392,973	5,912,154	154,913	5,757,241
AllianzGI Retirement 2030	64,781,536	7,971,823	32,798	7,939,025
AllianzGI Retirement 2035	50,486,951	7,362,336	37,828	7,324,508
AllianzGI Retirement 2040	47,066,269	7,437,543	41,828	7,395,715
AllianzGI Retirement 2045	28,511,416	4,801,655	32,586	4,769,069
AllianzGI Retirement 2050	27,622,612	4,613,860	34,390	4,579,470
AllianzGI Retirement 2055	12,588,625	1,895,049	16,744	1,878,305
AllianzGI Retirement Income	48,142,685	1,149,964	469,171	680,793
AllianzGI Global Allocation	312,901,676	46,250,782	1,597,826	44,652,956
AllianzGI Best Styles Emerging Markets Equity	5,508,948	1,593,370	121,606	1,471,764
AllianzGI Best Styles Global Equity	510,451,310	100,082,218	11,587,266	88,494,952
AllianzGI Best Styles International Equity	22,934,486	3,837,327	457,794	3,379,533
AllianzGI Best Styles U.S. Equity	97,974,659	17,227,513	1,486,282	15,741,231
AllianzGI Convertible	446,535,355	70,291,396	2,595,665	67,695,731
AllianzGI Emerging Markets Consumer	35,154,075	7,931,804	167,193	7,764,611
AllianzGI Emerging Markets Debt	35,575,795	1,112,829	504,482	608,347
AllianzGI Emerging Markets Small-Cap	9,908,375	1,657,279	194,792	1,462,487
AllianzGI Europe Equity Dividend	12,227,320	847,852	104,443	743,409
AllianzGI Global Dynamic Allocation	278,702,890	22,991,087	4,086,547	18,904,540
AllianzGI Global Fundamental Strategy	15,658,623	1,369,231	556,010	813,221
AllianzGI Global High Yield	20,746,835	653,802	155,466	498,336
AllianzGI Global Sustainability	22,787,680	4,601,126	287,105	4,314,021
AllianzGI Global Water	523,285,806	114,657,036	6,091,263	108,565,773

348	September 30, 2017 |	Annual Report

	Federal Tax Cost Basis(6)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
AllianzGI High Yield Bond	$254,516,735	$12,988,054	$7,788,754	$5,199,300
AllianzGI International Growth	14,934,915	3,916,455	125,476	3,790,979
AllianzGI International Small-Cap	118,028,015	33,400,468	1,076,960	32,323,508
AllianzGI Micro Cap	23,443,649	10,440,183	1,214,461	9,225,722
AllianzGI NFJ Emerging Markets Value	61,059,147	4,918,481	916,712	4,001,769
AllianzGI NFJ International Small-Cap Value	3,965,433	695,611	45,433	650,178
AllianzGI Short Duration High Income	1,742,043,992	10,381,364	14,421,431	(4,040,067)
AllianzGI Structured Return	478,645,889	—	—	—
AllianzGI U.S. Equity Hedged	2,533,815	—	—	—
AllianzGI Ultra Micro Cap	25,038,520	13,867,602	933,897	12,933,705

(6)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals, return of capital distributions, PFIC mark-to-market, differing treatment of bond premium amortization, mixed straddle adjustments, Section 305 adjustments, basis adjustments from investments in partnerships, mark-to-market on section 1256 futures contracts, and mark-to-market on section 1256 forward contracts.

12.	BORROWINGS

During a portion of the reporting period, the Trust was a party to a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment, when any past-due payments were outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days and expired on October 27, 2016.

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the AllianzGI Borrowers and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a preexisting credit agreement with the Northern Trust Company. The State Street Agreement had a 364 day term through October 26, 2017 and permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to

1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize either line of credit during the period or year ended September 30, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Order permits certain Funds to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program.

During the year ended September 30, 2017, the Funds did not participate as a borrower or lender in the Interfund Program.

13.	FUND EVENTS

(a) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding. Effective December 4, 2015, Class B shares of AllianzGI Global Allocation were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, AllianzGI Global Allocation ceased to have any Class B shares authorized or outstanding.

Annual Report	| September 30, 2017	349

Notes to Financial Statements (cont’d)

September 30, 2017

(b) Reorganization

Prior to the opening of business on August 29, 2016, AllianzGI Retirement Income (the “Survivor Fund”) acquired all assets and liabilities of AllianzGI Retirement 2015 (the “Target Fund”). The purpose of the transaction was to combine the Funds since the Target Fund was at the end of its glidepath. The glidepath represents the shifting of Strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, value at $25,393,211 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Share of Survivor Fund
Class A	301,729	312,671
Class C	33,036	34,386
Class R	13,496	13,577
Class P	521,618	537,171
Class R6	463,621	488,918
Administrative Class	874	892

The investment portfolio of the Target Fund, with a fair value of $25,379,723 and identified cost of $24,593,833 at August 26, 2016, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Survivor Fund’s net assets were $27,520,178 and net assets after the merger were $53,034,616, which was adjusted for the market value movement on August 29, 2016. The Target Fund’s unrealized appreciation at acquisition date was $785,890.

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of the Survivor Fund, the Survivor Fund’s pro forma results of operations for the year ended September 30, 2016, would have been as follows:

Net investment income	$1,932,889	*
Net realized and unrealized gain on investments	$3,287,038	**
Net increase in net assets resulting from operations	$5,219,927

*	$1,177,184 as reported, plus $751,187 of the Target Fund premerger and a $4,518 adjustment to increase fee waiver/reimbursement from Investment Manager.
**	$1,642,493 as reported, plus $1,644,546 of the Target Fund premerger.

Because both the Survivor Fund and the Target Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Survivor Fund’s Statement of Operations since August 29, 2016.

See Note 9 for the changes in shares outstanding for the Survivor Fund during the year ended September 30, 2016.

(c) Investment Manager and Sub-Adviser Mergers

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Funds’ Investment Manager, as described in greater detail in Note 1.

On July 1, 2017, NFJ merged with and into AllianzGI U.S., and AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ, as described in greater detail in Note 1.

(d) Investment Strategy Changes

As of October 1, 2016, certain changes to the Target Funds, including a new fee structure, adoption of the dynamic multi-asset plus (“DMAP”) investment strategy, more moderate glidepath, corresponding new benchmarks and changes to the portfolio management team, went into effect. Effective October 1, 2016, among other changes, the Target Date Funds utilize a DMAP investment strategy, investing primarily in four Allianz-sponsored underlying funds (AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Advanced Core Bond and AllianzGI Global Dynamic Allocation) and Retirement Income Fund utilizes a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes, incorporating investments in Underlying Funds and Other Acquired Funds (each as defined in the Fund’s prospectus dated February 1, 2017, as revised April 10, 2017), as well as exchange-traded funds, exchange-traded notes, and derivative instruments.

Additionally, as of October 1, 2016, changes to the investment strategy and portfolio management team of the AllianzGI Global Dynamic Allocation Fund and the investment strategy of the AllianzGI Global Allocation Fund went into effect. Effective October 1, 2016, among other changes, AllianzGI Global Dynamic Allocation Fund transitioned from a fund of funds to a direct-investing fund and no longer invests significantly in Underlying Funds or Other Acquired Funds (as defined in the Fund’s prospectus dated February 1, 2017, as revised April 10, 2017) for which AllianzGI U.S. or an affiliated person serves as investment adviser but may invest in unaffiliated Other Acquired Funds. As of October 1, 2016, AllianzGI Global Allocation Fund’s maximum allocation to its Opportunistic Component (as defined in the Fund’s prospectus dated February 1, 2017, as revised April 10, 2017) increased from 10% of the Fund’s total assets to 20% of the Fund’s total assets.

(e) Fund Liquidations

On January 30, 2017, the AllianzGI China Equity Fund liquidated as a series of the Trust.

On July 14, 2017, the AllianzGI NFJ International Value II Fund and AllianzGI U.S. Small-Cap Growth Fund liquidated as series of the Trust.

On September 28, 2017, the AllianzGI Global Megatrends Fund, AllianzGI Multi-Asset Real Return Fund and the AllianzGI NFJ Global Dividend Value Fund liquidated as series of the Trust.

350	September 30, 2017 |	Annual Report

(f) New Fund

On May 3, 2017, AllianzGI Global High Yield Fund commenced operations as a series of the Trust, offering Class P and Institutional Class.

(g) New Share Classes

Effective December 2, 2016, AllianzGI Structured Return began offering Class R6 shares.

Effective February 1, 2017, AllianzGI Short Duration High Income began offering Class R6 shares.

Effective February 1, 2017, every Fund of the Trust registered Class T shares; however Class T shares currently are not available for purchase.

14.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 19, 2017, the following Funds declared per-share net investment income dividends to shareholders, payable October 19, 2017 to shareholders of record on October 18, 2017.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement Income	$0.07422	$0.06236	$0.06818	$0.07892	N/A	$0.07982	$0.07490
AllianzGI High Yield Bond	0.03845	0.03276	0.03510	0.04170	$0.04125	N/A	0.03981
AllianzGI Short Duration High Income	0.05500	0.05175	N/A	0.05709	0.05871	0.05802	N/A

The State Street Agreement had an original maturity date of October 26, 2017, which was extended by an additional 364-day period by amendment effective October 26, 2017. The Amendment permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions.

On November 16, 2017, the following Funds declared per-share net investment income dividends to shareholders, payable November 16, 2017, to shareholders of record on November 15, 2017.

	Net Investment Income
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement Income	$0.07722	$0.06580	$0.07124	$0.08162	N/A	$0.08360	$0.07774
AllianzGI High Yield Bond	0.03814	0.03334	0.03459	0.04164	$0.04125	N/A	0.04007
AllianzGI Short Duration High Income	0.05500	0.05182	N/A	0.05725	0.05839	0.05892	N/A

There were no other subsequent events identified that require recognition or disclosure.

Annual Report	| September 30, 2017	351

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Allianz Funds Multi-Strategy Trust and the Shareholders of AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global High Yield Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund, and AllianzGI Ultra Micro Cap Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global High Yield Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund, and AllianzGI Ultra Micro Cap Fund (each a fund constituting the Allianz Funds Multi-Strategy Trust, hereafter referred to as the “Funds”) as of September 30, 2017, the results of operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated for AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund, AllianzGI Retirement Income Fund, AllianzGI Global Allocation Fund, AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Convertible Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Debt Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Europe Equity Dividend Fund, AllianzGI Global Dynamic Allocation Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Sustainability Fund, AllianzGI Global Water Fund, AllianzGI High Yield Bond Fund, AllianzGI International Growth Fund, AllianzGI International Small-Cap Fund, AllianzGI Micro Cap Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ International Small-Cap Value Fund, AllianzGI Short Duration High Income Fund, AllianzGI Structured Return Fund, AllianzGI U.S. Equity Hedged Fund, and AllianzGI Ultra Micro Cap Fund, and the results of operations, the changes in net assets and the financial highlights for the period May 3, 2017 (commencement of operations) through September 30, 2017 for AllianzGI Global High Yield Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, agent banks, brokers and transfer agents, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 21, 2017

352	September 30, 2017 |	Annual Report

Unaudited

Tax Information

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund. During the period ended September 30, 2017, the following Funds distributed long-term capital gains in the amounts indicated (or the maximum amount allowable):

	15% Long-Term Capital Gain	25% Long-Term Capital Gain
AllianzGI Retirement 2025	$48,702	—
AllianzGI Retirement 2030	233,932	—
AllianzGI Retirement 2035	101,834	—
AllianzGI Retirement 2040	224,957	—
AllianzGI Retirement 2045	406,928	—
AllianzGI Retirement 2050	392,171	—
AllianzGI Retirement 2055	50,499	—
AllianzGI Retirement Income	25,549	—
AllianzGI Best Styles Global Equity	256,710	$496
AllianzGI Global Fundamental Strategy	208,396	—
AllianzGI Global Water	3,173,867	—
AllianzGI Micro Cap	3,346,124	—
AllianzGI Structured Return	1,642,834	—
AllianzGI Ultra Micro Cap	3,631,497	—

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following approximate percentages of ordinary dividends paid during the fiscal period ended September 30, 2017, are designated as “qualified dividend income” (or the maximum amount allowable):

AllianzGI Retirement 2020	13%
AllianzGI Retirement 2025	14%
AllianzGI Retirement 2030	26%
AllianzGI Retirement 2035	39%
AllianzGI Retirement 2040	36%
AllianzGI Retirement 2045	37%
AllianzGI Retirement 2050	40%
AllianzGI Retirement 2055	39%
AllianzGI Retirement Income	6%
AllianzGI Global Allocation	48%
AllianzGI Best Styles Emerging Markets Equity	48%
AllianzGI Best Styles Global Equity	75%
AllianzGI Best Styles International Equity	90%
AllianzGI Best Styles U.S. Equity	83%
AllianzGI Convertible	40%
AllianzGI Emerging Markets Consumer	70%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	30%
AllianzGI Europe Equity Dividend	91%
AllianzGI Global Dynamic Allocation	49%
AllianzGI Global Fundamental Strategy	50%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	100%
AllianzGI Global Water	100%
AllianzGI High Yield Bond	0%

AllianzGI International Growth	100%
AllianzGI International Small-Cap	100%
AllianzGI Micro Cap	0%
AllianzGI NFJ Emerging Markets Value	38%
AllianzGI NFJ International Small-Cap Value	99%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	100%
AllianzGI U.S. Equity Hedged	100%
AllianzGI Ultra Micro Cap	0%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The following approximate percentages of the following Funds’ ordinary income dividends paid during the fiscal period ended September 30, 2017, that qualify for the corporate dividend received deduction is set forth below (or the maximum amount allowable):

AllianzGI Retirement 2020	7%
AllianzGI Retirement 2025	6%
AllianzGI Retirement 2030	13%
AllianzGI Retirement 2035	21%
AllianzGI Retirement 2040	19%
AllianzGI Retirement 2045	20%
AllianzGI Retirement 2050	22%
AllianzGI Retirement 2055	21%
AllianzGI Retirement Income	2%
AllianzGI Global Allocation	23%
AllianzGI Best Styles Emerging Markets Equity	0%
AllianzGI Best Styles Global Equity	31%
AllianzGI Best Styles International Equity	0%
AllianzGI Best Styles U.S. Equity	78%
AllianzGI Convertible	34%
AllianzGI Emerging Markets Consumer	8%
AllianzGI Emerging Markets Debt	0%
AllianzGI Emerging Markets Small-Cap	0%
AllianzGI Europe Equity Dividend	0%
AllianzGI Global Dynamic Allocation	10%
AllianzGI Global Fundamental Strategy	11%
AllianzGI Global High Yield	0%
AllianzGI Global Sustainability	41%
AllianzGI Global Water	79%
AllianzGI High Yield Bond	0%
AllianzGI International Growth	0%
AllianzGI International Small-Cap	0%
AllianzGI Micro Cap	0%
AllianzGI NFJ Emerging Markets Value	0%
AllianzGI NFJ International Small-Cap Value	0%
AllianzGI Short Duration High Income	0%
AllianzGI Structured Return	50%
AllianzGI U.S. Equity Hedged	100%
AllianzGI Ultra Micro Cap	0%

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The following Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share outstanding on September 30, 2017 are as follows (or the maximum amount allowable):

	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Best Styles Emerging Markets Equity	$184,891	$0.434468	$22,761	$0.053484
AllianzGI Best Styles Global Equity	12,581,768	0.299082	1,223,423	0.029082
AllianzGI Best Styles International Equity	1,092,380	0.471043	105,224	0.045374
AllianzGI Emerging Markets Consumer	1,225,807	0.437853	151,726	0.054196
AllianzGI Emerging Markets Debt	2,190,412	0.781859	1,723	0.000615
AllianzGI Emerging Markets Small-Cap	424,320	0.539865	52,840	0.067228
AllianzGI Europe Equity Dividend	349,011	0.792543	30,806	0.069956
AllianzGI Global Water	9,140,376	0.233152	666,008	0.016988
AllianzGI International Growth	422,610	0.258214	41,591	0.025412
AllianzGI International Small-Cap	2,227,929	0.731864	222,714	0.073161
AllianzGI NFJ Emerging Markets Value	1,282,685	0.674896	134,639	0.070842
AllianzGI NFJ International Small-Cap Value	163,831	0.559711	14,475	0.049454

The following Fund of Funds have elected to pass through the credit for tax paid in foreign countries. The foreign income and foreign tax per share are as follows (or the maximum amount allowable):

	Year ended September 30, 2017
	Gross Foreign Dividends	Gross Foreign Dividends Per Share	Foreign Tax	Foreign Tax Per Share
AllianzGI Retirement 2020	$7,698	$0.002841	$685	$0.000253
AllianzGI Retirement 2025	8,265	0.002401	736	0.002401
AllianzGI Retirement 2030	18,746	0.005954	1,668	0.000530
AllianzGI Retirement 2035	15,406	0.005387	1,371	0.000479
AllianzGI Retirement 2040	13,086	0.005896	1,165	0.000525
AllianzGI Retirement 2045	7,723	0.005014	687	0.000446
AllianzGI Retirement 2050	7,423	0.005599	661	0.000498
AllianzGI Retirement 2055	2,638	0.004235	235	0.000377
AllianzGI Global Allocation	212,765	0.005367	19,737	0.000498

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2017. In January 2018, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2017. The amount that will be reported will be the amount to use on the shareholder’s 2017 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended September 30, 2017. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

354	September 30, 2017 |	Annual Report

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investor U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), and (ii) the Sub-Advisory Agreement between the Investment Manager and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”). The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Trustees met in person on June 6, 2017 for the specific purpose of considering whether to approve the continuation of the Agreements for an additional year. The Contracts Committee of the Board of Trustees, which is comprised of all of the Independent Trustees, met on May 22, 2017 and June 6, 2017 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to, among other topics, review the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, for each Fund using its respective Broadridge peer groups for performance and expense comparisons.

At their meeting held on June 6, 2017, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period commencing July 1, 2017, with respect to AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Retirement Income Fund (the “Retirement Income Fund” and, together with the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Best Styles Emerging Markets Equity Fund (the “Best Styles Emerging Markets Fund”), AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund”), AllianzGI Best Styles International Equity Fund (the “Best Styles International Equity Fund”), AllianzGI Best Styles U.S. Equity Fund (the “Best Styles US Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Emerging Markets Consumer Fund (the “Emerging Markets Consumer Fund”), AllianzGI Emerging Markets Debt Fund (the “Emerging

Markets Debt Fund”), AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”), AllianzGI Europe Equity Dividend Fund (the “Europe Equity Fund”), AllianzGI Global Fundamental Strategy Fund (the “Global Fundamental Strategy Fund”), AllianzGI Global Megatrends Fund (the “Global Megatrends Fund”), AllianzGI Global Sustainability Fund (the “Global Sustainability Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Growth Fund (the “International Growth Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI U.S. Small-Cap Growth Fund (the “U.S. Small-Cap Growth Fund”, and, together with the Best Styles Emerging Markets Fund, the Best Styles Global Equity Fund, the Best Styles International Equity Fund, the Best Styles US Equity Fund, the Convertible Fund, the Emerging Markets Consumer Fund, the Emerging Markets Debt Fund, the Emerging Markets Small-Cap Fund, the Europe Equity Fund, the Global Fundamental Strategy Fund, the Global Megatrends Fund, the Global Sustainability Fund, the Global Water Fund, the High Yield Bond Fund, the International Growth Fund, the International Small-Cap Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund and the U.S. Equity Hedged Fund, the “AllianzGI Funds”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI NFJ Global Dividend Value Fund (the “NFJ Global Dividend Value Fund”), AllianzGI NFJ International Small-Cap Value Fund (the “NFJ International Small-Cap Value Fund”), AllianzGI NFJ International Value II Fund (the “NFJ International Value II Fund” and, together with the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Fund and the NFJ International Small-Cap Value Fund, the “NFJ Funds” and, together with the Retirement Funds, the Allocation Funds and the AllianzGI Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Adviser, if applicable, under the Agreements.

It was noted that, on October 1, 2016, during the period under review, Allianz Global Investors Fund Management LLC (“AGIFM”), the former

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

investment manager to the Funds, merged into AllianzGI U.S., a former sub-adviser to various Funds, after which AllianzGI U.S. assumed AGIFM’s roles as investment manager and administrator to the Funds and continued to provide the day-to-day portfolio management services it previously provided as sub-adviser in its new capacity as Investment Manager, and the applicable sub-advisory agreements with AllianzGI U.S. were terminated. In addition, it was noted that NFJ, a former sub-adviser to certain Funds (the “NFJ Funds”), was at the time of consideration of the contract renewals, expected to merge into AllianzGI U.S. effective July 1, 2017, after which AllianzGI U.S. would assume the sole day-to-day portfolio management responsibilities for the NFJ Funds in its capacity as Investment Manager, and the applicable sub-advisory contracts with NFJ would terminate. The NFJ merger and termination of the applicable sub-advisory contracts with NFJ did occur effective July 1, 2017. References in the following disclosure to the “Sub-Adviser” pertain to NFJ, although it no longer serves in this capacity. In the course of their deliberations regarding the approval of the Agreements, the Trustees took into account that the personnel at NFJ who previously provided sub-advisory services on behalf of the NFJ Funds would continue to do so in the same capacities as employees of AllianzGI U.S., and that neither the merger of AGIFM into AllianzGI U.S., nor the anticipated merger of NFJ into AllianzGI U.S. was expected to have any impact on the nature or quality of investment advisory or administrative services provided to the Funds.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Broadridge (the “Broadridge Performance Universe”), the performance of and applicable benchmark indices and the total return investment performance (based on net assets) of the Funds for various time periods; (ii) information on the Funds’ management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the “Broadridge Expense Group”); (iii) to the extent applicable, information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Manager and/or the Sub-Adviser or their affiliates with similar investment objective(s) and policies to those of the Funds, if any; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2016; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, performance comparisons between the Funds and their Broadridge Performance Universe, total return investment performance based on net asset value, investment objectives, total net assets, annual fund operating expenses for each share class, portfolio managers, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with each Fund; and (viii) summaries assigning a quadrant placement to each Fund for an institutional and retail share class based on an average of certain measures of performance and fees/expenses versus peer group medians.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in the prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had agreed to certain advisory fee waivers and expense caps for the Funds, with various proposed modifications and advisory fee reductions or waivers for certain Funds. The Trustees also considered the risk profiles of each Fund.

Performance Information

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Funds against their respective Broadridge

356	September 30, 2017 |	Annual Report

Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence), each ended March 31, 2017. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Fund’s Broadridge Performance Universe is described below, and for those Funds with performance that ranked below median for their respective Broadridge Performance Universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Retirement Funds and Allocation Funds. For the 2020 Fund, 2025 Fund, 2035 Fund and 2045 Fund, performance was above median for the one-year period, and below median for the three-year and five-year periods (in the fourth and fifth quintiles, respectively). For the 2030 Fund, 2040 Fund, 2050 Fund and 2055 Fund, performance was above median for the one-year period, and below median (in the fifth quintile) for the three-year and five-year periods. For the Retirement Income Fund and Global Dynamic Allocation Fund, performance was above median for the one-, three- and five-year periods. For the Global Allocation Fund, performance was above median for the one-, three-, five- and ten-year periods.

AllianzGI Funds. For the Best Styles Emerging Markets Equity Fund, Emerging Markets Debt Fund and Emerging Markets Small-Cap Fund, performance was above median in the one-year period. For the Best Styles Global Equity Fund and Global Sustainability Fund, performance was below median (in the third quintile) for the one-year period. For the Best Styles International Equity Fund and Europe Equity Dividend Fund, performance was below median for the one-year period (in the fourth quintile). For the Best Styles U.S. Equity Fund, Emerging Markets Debt Fund, Emerging Markets Small-Cap Fund and International Growth Fund, performance was at the median for the one-year period. For the Global Fundamental Strategy Fund, Structured Return Fund, and U.S. Equity Hedged Fund, performance was above median in the one- and three-year periods. For the Convertible Fund, performance was above median for the one-, three-, five- and ten-year periods. For the Emerging Markets Consumer Fund and Global Megatrends Fund, performance was above median for the one-year period. For the Global Water Fund, performance was below median (in the fifth quintile) for the one-year period, and above median for the three- and five-year periods. For the High Yield Bond Fund, performance was above median for the one-year and ten-year periods, and below median (in the fourth and third quintiles, respectively) for the three-year and five-year periods. For the International Small-Cap Fund, performance was above median for the five- and ten-year periods, and below median (in the fifth and third quintiles, respectively) for the one- and three-year periods. For the Micro Cap Fund, performance was above median for the one-, five- and ten-year periods, and below median (in the fourth quintile) for the three-year period. For the Multi-Asset Real Return Fund, performance was below median (in the third and fifth quintiles, respectively) for the one- and three-year periods. For the Short Duration High Income Fund, performance was above median for the three-year period and below median (in the fourth and fifth quintiles, respectively) for the one- and five-year periods. For the Ultra Micro Cap Fund, performance was below median (in the fourth and fifth quintiles, respectively) for the one- and three-year periods and above median for the five-year period. For the U.S. Small-Cap Growth Fund, performance was below median (in the fifth quintile) for the one-, three-, five- and ten-year periods.

NFJ Funds. For the NFJ Emerging Markets Value Fund, performance was above median for the one-year and three-year periods. For the NFJ Global Dividend Value Fund, performance was above median for the one-year period and below median (in the fifth quintile) for the three- and five-year periods. For the NFJ International Small-Cap Value Fund, performance was below median (in the fifth and third quintiles, respectively) for the one- and three-year periods. For the NFJ International Value II Fund, performance was below median (in the fifth quintile) for the one-, three- and five-year periods.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager and the Sub-Adviser; the experience of key advisory personnel of the Investment Manager and the Sub-Adviser or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capabilities of the senior management and staff of the Investment Manager and the Sub-Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the Sub-Adviser; the specific contractual obligations of the Investment Manager and the Sub-Adviser pursuant to the Agreements; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Funds in the future under the Agreements, including, but not limited to, each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager’s and the Sub-Adviser’s investment processes, research capabilities and philosophy were well-suited to each Fund given its investment objective and policies, that the Investment Manager and the Sub-Adviser would be able to

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

continue to meet any reasonably foreseeable obligations under each Agreement, and that the Investment Manager and the Sub-Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

Fee and Expense Information

In assessing the reasonableness of the Funds’ fees and expenses under the Agreements, the Trustees considered, among other information, each Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and each Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios (in comparison to such Fund’s Broadridge Expense Group). The Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Funds that cap fees or expenses of their various share classes, as certain of these arrangements were proposed to be modified by the Investment Manager. The Trustees also considered, among other items, with respect to the NFJ Funds: (i) the level of the NFJ Funds’ Sub-Advisory fee; (ii) the allocation of the Management Fee between the Investment Manager and the Sub-Adviser, and the services provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand; and (iii) that the Investment Manager (and not the NFJ Funds) pays the Sub-Advisory fee.

In comparing the Funds to their respective Broadridge Expense Groups with respect to expenses, the Trustees noted that the Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many of the Funds’ Broadridge Expense Groups have separate advisory and administration agreements with separate fees. The Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are, in the case of the Retirement Funds, paid for by the Investment Manager out of the administrative fee.

The Trustees also considered information showing the contractual advisory fees charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts; the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds; the greater entrepreneurial risk in managing retail mutual funds; and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which they are subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing each Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“Total Expense Ratios”) for two share classes (Class A and Institutional Class share classes (or, in the case of the Retirement Funds, Class R6)) to the Funds’ respective Broadridge Expense Groups for the most recent fiscal year ended March 31, 2017. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge Expense Groups. A Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Trustees by Broadridge, in which case fund rankings are provided). For the purposes of Broadridge Expense Group quintile rankings, higher fees and expenses result in a lower quintile ranking, with the first quintile being the highest and the fifth quintile being the lowest ranking.

Retirement Funds and Allocation Funds. For the 2020 Fund, contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median for the retail expense group (in the fourth quintile) and at the median for the institutional expense group. For the 2025 Fund, contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median for the retail expense group (in the third quintile) and at the median for the institutional expense group. For the 2030 Fund, contractual advisory fees were below median for the retail expense group and at the median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the third quintile) for the retail expense group and below median for the institutional expense group. For the 2035 Fund, 2045 Fund and 2050 Fund, contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile) for the retail expense group and at the median for the institutional expense group. For the 2040 Fund, contractual advisory fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail and institutional expense groups. For the 2055 Fund, contractual

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advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median for both the retail expense group and institutional expense group (in the fifth and fourth quintiles, respectively). For the Retirement Income Fund, contractual advisory fees were below median for the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the Global Allocation Fund, management fees were above median (ranked 4/5) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the Global Dynamic Allocation Fund, management fees were at the median for the retail expense group and below median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

AllianzGI Funds. For the Best Styles Emerging Markets Equity Fund, Best Styles Global Equity Fund, Best Styles International Equity Fund, Best Styles U.S. Equity Fund, Emerging Markets Consumer Fund, Europe Equity Dividend Fund, Global Fundamental Strategy Fund, Global Sustainability Fund, High Yield Bond Fund, International Growth Fund, Short Duration High Income Fund, Structured Return Fund, U.S. Equity Hedged Fund and U.S. Small-Cap Growth Fund, both management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and the institutional expense groups. For the Convertible Fund, management fees were at the median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the second quintile) for the retail expense group and below median for the institutional expense group. For the Emerging Markets Debt Fund, management fees were above median (in the fourth quintile) for the retail expense group and at the median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the third and fourth quintiles, respectively) for the retail and institutional expense groups. For the Emerging Markets Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth quintile) for the retail expense group and below median for the institutional expense group. For the International Small-Cap Fund, management fees were at the median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and at the median for the institutional expense group. For the Micro Cap Fund, management fees were above median (in the fifth quintile) for the retail expense group and at median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were at the median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the Ultra Micro Cap Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fifth quintile, aside from the management fees for the institutional expense group, which were in the fourth quintile) for both the retail and institutional expense groups. For the Global Water Fund, management fees were above median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fourth and fifth quintiles, respectively) for both the retail and institutional expense groups. For the Multi-Asset Real Return Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and at the median for the institutional expense group. Global Megatrends Fund does not charge a management fee, however, its total expenses were above median (ranked 3/4 and 4/4, respectively) for the retail and institutional expense groups against the Fund’s Broadridge Expense Groups.

NFJ Funds. For the NFJ Emerging Markets Value Fund, NFJ International Small-Cap Value Fund and NFJ International Value II Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the NFJ Global Dividend Value Fund, management fees were above median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

The Trustees also considered the estimated profitability to the Investment Manager of its relationship with each Fund and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

as investment manager and sponsor of the Funds. The Trustees also took into account that the Investment Manager agreed to fee reductions and waivers for certain Funds effective April 1, 2017 through March 31, 2018 (or, with respect to the Ultra Micro Cap Fund, July 1, 2017 through June 30, 2018).

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and on-going efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees unanimously concluded that the continuation of the Agreements with respect to the Funds were in the interests of the applicable Funds and their shareholders, and determined to recommend that the continuance of the Agreements be approved by the full Board.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Clear GIFs (also known as Web Beacons) are typically transparent very small graphic images (usually 1 pixel x 1 pixel) that are placed on a website that may be included on our services provided via our website and typically work in conjunction with cookies to identify our users and user behavior. We may use cookies and automatically collected information to: (i) personalize our website and the services provided via our website, such as remembering your information so that you will not have to re-enter it during your use of, or the next time you use, our website and the services provided via our website; (ii) provide customized advertisements, content, and information; (iii) monitor and analyze the effectiveness of our website and the services provided via our website and third-party marketing activities; (iv) monitor aggregate site usage metrics such as total number of visitors and pages viewed; and (v) track your entries, submissions, and status in any promotions or other activities offered through our website and the services provided via our website. Tracking technology also helps us manage and improve the usability of our website, (i) detecting whether there has been any contact between your computer and us in the past and (ii) to identify the most popular sections of our website. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

∎	Use of Social Media Plugins Our website uses the following Social Media Plugins (“Plugins”):

∎	Facebook Share Button operated by Facebook Inc., 1601 S. California Ave, Palo Alto, CA 94304, USA

∎	Tweet Button operated by Twitter Inc., 795 Folsom St., Suite 600, San Francisco, CA 94107, USA

∎	LinkedIn Share Button operated by LinkedIn Corporation, 2029 Stierlin Court, Mountain View, CA 94043, USA

All Plugins are marked with the brand of the respective operators Facebook, Twitter and LinkedIn (“Operators”). When you visit our website that contains a social plugin, your browser establishes a direct connection to the servers of the Operator. The Operator directly transfers the plugin content to your browser which embeds the latter into our website, enabling the Operator to receive information about you having accessed the respective page of our website. Thus, AllianzGI US has no influence on the data gathered by the plugin and we inform you according to our state of knowledge: The embedded plugins provide the Operator with the information that you have accessed the corresponding page of our website. If you do not wish to have such data transferred to the Operators, you need to log out of your respective account before visiting our website. Please see the Operators’ data privacy statements in order to get further information about purpose and scope of the data collection and the processing and use:

∎	Facebook: https://de-de.facebook.com/about/privacy/

∎	Twitter: https://twitter.com/privacy

∎	Linked In: https://www.linkedin.com/legal/privacy-policy

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually if required. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

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Allianz Funds Multi-Strategy Trust—Board of Trustees

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Barbara R. Claussen† 1956	10/2015 to present	Chief Operating Officer (since 2016), Managing Director (since 2012), and member of the Executive Committee (since 2012) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC (since 2014); Formerly, Managing Director of NFJ Investment Group LLC (2003-2017); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Interim Global Chief Operating Officer Liaison of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC) (2012-2014); Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); and Member of Management Board and Chief Risk Officer of Allianz Global Fund Management LLC (2008-2011).	59	None.

A. Douglas Eu† 1961	4/2016 to present	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015).	59	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013).

Independent Trustees

Davey S. Scoon 1946 Chairman of the Board of Trustees	12/2014 to present	Adjunct Professor, University of Wisconsin-Madison (since 2011).	59	Director, Albireo Pharma, Inc. (since 2016); and Director, AMAG Pharmaceuticals, Inc. (since 2006). Formerly, Director, Biodel Inc. (2013-2016); Director, Orthofix International N.V. (2011-2015); and Chairman, Tufts Health Plan (1997-2014).

Deborah A. DeCotis 1952	3/2011 to present	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (Since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014).	84	None.

F. Ford Drummond 1962	12/2014 to present	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	59	Director, BancFirst Corporation

Bradford K. Gallagher 1944	9/2010 to present	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner New Technology Ventures Capital Management LLC, venture capital fund (2011-2013).	84	None.

James A. Jacobson 1945	12/2009 to present	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014).	84	Formerly, Trustee, Alpine Mutual Funds Complex Funds Complex (consisting of 18 funds) (2009-2016).

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Allianz Funds Multi-Strategy Trust—Board of Trustees (cont’d)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Hans W. Kertess 1939 Vice Chairman of the Board of Trustees	3/2008 to present	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	84	None.

James S. MacLeod 1947	12/2014 to present	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chief Executive Officer, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Mortgage.	59	Non-Executive Chairman (formerly Director), Sykes Enterprises, Inc.

William B. Ogden, IV 1945	3/2008 to present	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	84	None.

Alan Rappaport 1953	6/2010 to present	Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stem School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee, and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).	84	None.

†	Mr. Eu and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and its affiliates.

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Allianz Funds Multi-Strategy Trust—Officers

Name, Year of Birth, Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years

Thomas J. Fuccillo 1968 President and Chief Executive Officer	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC, Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 59 funds in the Fund Complex. Formerly, Vice President, Secretary and Chief Legal Officer of numerous funds in the Fund Complex (2004-2016).

Lawrence G. Altadonna 1966 Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Angela Borreggine 1964 Chief Legal Officer and Secretary	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Secretary and Chief Legal Officer and Secretary of 59 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).

Thomas L. Harter, CFA 1975 Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC, Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC, Chief Compliance Officer of 59 funds in the Fund Complex and of The Korea Fund, Inc

Scott Whisten 1971 Assistant Treasurer	3/2008 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 59 funds in the Fund Complex.

Richard J. Cochran 1961 Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1974 Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 59 funds in the Fund Complex and of The Korea Fund, Inc.

Debra Rubano 1975 Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 59 funds in Fund Complex.

Paul Koo(1) 1964 Assistant Secretary	6/2013 to present	Director, Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC and Assistant Secretary of 53 funds in the Fund Complex. Formerly, Chief Compliance Officer of NFJ Investment Group LLC (2016-2017); and Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) 1981 Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of Allianz Global Investors U.S. LLC (formerly, NFJ Investment Group LLC). Assistant Secretary of 34 funds in the Fund Complex.

Thomas W. Oliver(2) 1971 Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of Allianz Global Investors U.S. LLC (formerly, NFJ Investment Group LLC. Assistant Secretary of 34 funds in the Fund Complex.

*	The officers of the Trust are elected annually by the Board of Trustees.
(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for AllianzGI NFJ Emerging Markets Value Fund.

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Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President and Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial and Accounting Officer

Angela Borreggine

Chief Legal Officer and Secretary

Thomas L. Harter

Chief Compliance Officer, CFA

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and more than $583 billion in AUM. With 25 offices worldwide and over 650 investment professionals, we provide global investment and research capabilities with consultative local delivery.*

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Data as of September 30, 2017

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2016. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750AR_093017

264933

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s President and Chief Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-926-4456. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $902,830 in 2016 and $828,188 in 2017.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountants that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2016 and $0 in 2017.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $524,938 in 2016 and $528,291 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculations of excise tax distributions.

d)	All Other Fees. There were no other Fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)1.	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Funds Multi-Strategy Trust (The “Trust”)

AUDIT OVERSIGHT COMMITTEE POLICY

FOR

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services to the Trust as well as to the Trust’s investment adviser(1) or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Applicable Service Providers”), if the engagement relates directly to operations and financial reporting of the Trust. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to be provided, the fees to be charged in connection with the services expected to be provided a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST

On an annual basis, the Committee of the Trust will review and if the Committee so determines, pre-approve the scope of the audits of the Trust and proposed audit fees, and permitted non-audit (including audit under related) services that are proposed to be performed by the Trust’s independent accountants for the Trust and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Trust). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Trust and its Applicable Service Providers pursuant to this Policy.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the fund with also require the separate written pre-approval of the President, Treasurer or Assistant Treasurer of the Trust, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Trust financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

(1) For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Trust’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Trust merger support services

Agreed upon procedure reports

Other Attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Trust merger support services

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed $500,000. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

OTHER SERVICES

Services that are proposed to be provided to the Trust which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within the Policy. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

PROHIBITED SERVICES

The Trust’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Trust

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of the Trust unless the Trust’s Committee approves any permitted non-audit services to be provided to the Trust’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $500,000. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to the Trust or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this section, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Trust and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

(2) At the time of the engagement for such services, the Trust did not recognize that the services were “non-audit services” that required preapproval; and

(3) Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

e)2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable.

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $5,019,495 and the 2017 Reporting Period was $4,080,639.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Exhibit 99.CODE ETH – Code of Ethics

(a)(2) Exhibit 99_ CERT. – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 CERT. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: December 1, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: December 1, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: December 1, 2017